EXECUTION COPY












   RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,

                       Company,

           RESIDENTIAL FUNDING CORPORATION,

                   Master Servicer,

                          and

          THE FIRST NATIONAL BANK OF CHICAGO,

                        Trustee




            POOLING AND SERVICING AGREEMENT

               Dated as of March 1, 1996



          Mortgage Pass-Through Certificates

                    Series 1996-S6







                   TABLE OF CONTENTS
                                                   Page

                       ARTICLE I

                      DEFINITIONS

     Section 1.01.  Definitions. . . . . . . . . . .  3
               Accretion Termination Date. . . . . .  3
               Accrual Distribution Amount . . . . .  3
               Accrued Certificate Interest. . . . .  3
               Adjusted Mortgage Rate. . . . . . . .  4
               Advance . . . . . . . . . . . . . . .  4
               Affiliate . . . . . . . . . . . . . .  4
               Agreement . . . . . . . . . . . . . .  4
               Amount Held for Future
               Distribution. . . . . . . . . . . . .  4
               Appraised Value . . . . . . . . . . .  5
               Assignment. . . . . . . . . . . . . .  5
               Assignment Agreement. . . . . . . . .  5
               Assignment of Proprietary Lease . . .  5
               Available Distribution Amount . . . .  5
               Bankruptcy Amount . . . . . . . . . .  6
               Bankruptcy Code . . . . . . . . . . .  7
               Bankruptcy Loss . . . . . . . . . . .  7
               Book-Entry Certificate. . . . . . . .  7
               Business Day. . . . . . . . . . . . .  7
               Buydown Funds . . . . . . . . . . . .  7
               Buydown Mortgage Loan . . . . . . . .  7
               Cash Liquidation. . . . . . . . . . .  7
               Certificate . . . . . . . . . . . . .  7
               Certificate Account . . . . . . . . .  8
               Certificate Account Deposit Date. . .  8
               Certificateholder or Holder . . . . .  8
               Certificate Owner . . . . . . . . . .  8
               Certificate Principal Balance . . . .  8
               Certificate Register and
               Certificate Registrar . . . . . . . .  9
               Class . . . . . . . . . . . . . . . .  9
               Class A Certificate . . . . . . . . .  9
               Class A-9 Component A . . . . . . . . 10
               Class A-9 Component B . . . . . . . . 10
               Class A-9 Component C . . . . . . . . 10
               Class A-9 Component D . . . . . . . . 10
               Class A-9 Component E . . . . . . . . 11
               Class A-9 Component F . . . . . . . . 11
               Class A-9 Component G . . . . . . . . 11
               Class A-9 Component H . . . . . . . . 11
               Class B Certificate . . . . . . . . . 11
               Class B Percentage. . . . . . . . . . 12
               Class B-1 Percentage. . . . . . . . . 12
               Class B-1 Prepayment Distribution
               Trigger . . . . . . . . . . . . . . . 12
               Class B-2 Percentage. . . . . . . . . 12
               Class B-2 Prepayment Distribution
               Trigger . . . . . . . . . . . . . . . 12
               Class B-3 Percentage. . . . . . . . . 12
               Class B-3 Prepayment Distribution
               Trigger . . . . . . . . . . . . . . . 12
               Class M Certificate . . . . . . . . . 13
               Class M Percentage. . . . . . . . . . 13
               Class M-1 Percentage. . . . . . . . . 13
               Class M-2 Percentage. . . . . . . . . 13
               Class M-2 Prepayment Distribution
               Trigger . . . . . . . . . . . . . . . 13
               Class M-3 Percentage. . . . . . . . . 13
               Class M-3 Prepayment Distribution
               Trigger . . . . . . . . . . . . . . . 13
               Class R Certificate . . . . . . . . . 14
               Class R-I Certificate . . . . . . . . 14
               Class R-II Certificate. . . . . . . . 14
               Closing Date. . . . . . . . . . . . . 14
               Code. . . . . . . . . . . . . . . . . 14
               Compensating Interest . . . . . . . . 14
               Component . . . . . . . . . . . . . . 14
               Cooperative . . . . . . . . . . . . . 14
               Cooperative Apartment . . . . . . . . 15
               Cooperative Lease . . . . . . . . . . 15
               Cooperative Loans . . . . . . . . . . 15
               Cooperative Stock . . . . . . . . . . 15
               Cooperative Stock Certificate . . . . 15
               Corporate Trust Office. . . . . . . . 15
               Credit Support Depletion Date . . . . 15
               Curtailment . . . . . . . . . . . . . 15
               Custodial Account . . . . . . . . . . 15
               Custodial Agreement . . . . . . . . . 16
               Custodian . . . . . . . . . . . . . . 16
               Cut-off Date. . . . . . . . . . . . . 16
               Cut-off Date Principal Balance. . . . 16
               Debt Service Reduction. . . . . . . . 16
               Deficient Valuation . . . . . . . . . 16
               Definitive Certificate. . . . . . . . 16
               Deleted Mortgage Loan . . . . . . . . 16
               Depository. . . . . . . . . . . . . . 16
               Depository Participant. . . . . . . . 16
               Destroyed Mortgage Note . . . . . . . 17
               Determination Date. . . . . . . . . . 17
               Disqualified Organization . . . . . . 17
               Distribution Date . . . . . . . . . . 17
               Due Date. . . . . . . . . . . . . . . 17
               Due Period. . . . . . . . . . . . . . 17
               Eligible Account. . . . . . . . . . . 17
               Event of Default. . . . . . . . . . . 18
               Excess Bankruptcy Loss. . . . . . . . 18
               Excess Fraud Loss . . . . . . . . . . 18
               Excess Special Hazard Loss. . . . . . 18
               Excess Spread . . . . . . . . . . . . 18
               Excess Subordinate Principal
               Amount. . . . . . . . . . . . . . . . 19
               Extraordinary Events. . . . . . . . . 19
               Extraordinary Losses. . . . . . . . . 20
               FDIC. . . . . . . . . . . . . . . . . 20
               FHLMC . . . . . . . . . . . . . . . . 20
               Final Distribution Date . . . . . . . 20
               Fitch . . . . . . . . . . . . . . . . 20
               FNMA. . . . . . . . . . . . . . . . . 20
               Foreclosure Profits . . . . . . . . . 20
               Fraud Loss Amount . . . . . . . . . . 20
               Fraud Losses. . . . . . . . . . . . . 21
               Independent . . . . . . . . . . . . . 21
               Initial Certificate Principal
               Balance . . . . . . . . . . . . . . . 21
               Initial Monthly Payment Fund. . . . . 21
               Insurance Proceeds. . . . . . . . . . 21
               Insurer . . . . . . . . . . . . . . . 21
               Late Collections. . . . . . . . . . . 22
               Liquidation Proceeds. . . . . . . . . 22
               Loan-to-Value Ratio . . . . . . . . . 22
               Maturity Date . . . . . . . . . . . . 22
               Monthly Payment . . . . . . . . . . . 22
               Moody's . . . . . . . . . . . . . . . 22
               Mortgage. . . . . . . . . . . . . . . 22
               Mortgage File . . . . . . . . . . . . 22
               Mortgage Loan Schedule. . . . . . . . 23
               Mortgage Loans. . . . . . . . . . . . 23
               Mortgage Note . . . . . . . . . . . . 24
               Mortgage Rate . . . . . . . . . . . . 24
               Mortgaged Property. . . . . . . . . . 24
               Mortgagor . . . . . . . . . . . . . . 24
               Net Mortgage Rate . . . . . . . . . . 24
               Non-Primary Residence Loans . . . . . 24
               Non-United States Person. . . . . . . 24
               Nonrecoverable Advance. . . . . . . . 24
               Nonsubserviced Mortgage Loan. . . . . 24
               Notional Amount . . . . . . . . . . . 24
               Officers' Certificate . . . . . . . . 25
               Opinion of Counsel. . . . . . . . . . 25
               Original Senior Percentage. . . . . . 25
               Outstanding Mortgage Loan . . . . . . 25
               Owner or Holder . . . . . . . . . . . 25
               Ownership Interest. . . . . . . . . . 25
               Pass-Through Rate . . . . . . . . . . 25
               Paying Agent. . . . . . . . . . . . . 26
               Percentage Interest . . . . . . . . . 26
               Permitted Investments . . . . . . . . 26
               Permitted Transferee. . . . . . . . . 27
               Person. . . . . . . . . . . . . . . . 27
               Pool Stated Principal Balance . . . . 28
               Prepayment Assumption . . . . . . . . 28
               Prepayment Distribution Percentage. . 28
               Prepayment Distribution Trigger . . . 30
               Prepayment Interest Shortfall . . . . 30
               Prepayment Period . . . . . . . . . . 30
               Primary Insurance Policy. . . . . . . 30
               Principal Prepayment. . . . . . . . . 30
               Principal Prepayment in Full. . . . . 30
               Program Guide . . . . . . . . . . . . 30
               Purchase Price. . . . . . . . . . . . 30
               Qualified Substitute Mortgage Loan. . 31
               Rating Agency . . . . . . . . . . . . 31
               Realized Loss . . . . . . . . . . . . 31
               Record Date . . . . . . . . . . . . . 32
               Regular Certificate . . . . . . . . . 32
               REMIC . . . . . . . . . . . . . . . . 32
               REMIC Administrator . . . . . . . . . 32
               REMIC I . . . . . . . . . . . . . . . 32
               REMIC I Certificates. . . . . . . . . 33
               REMIC II. . . . . . . . . . . . . . . 33
               REMIC II Certificates . . . . . . . . 33
               REMIC Provisions. . . . . . . . . . . 33
               REO Acquisition . . . . . . . . . . . 33
               REO Disposition . . . . . . . . . . . 33
               REO Imputed Interest. . . . . . . . . 34
               REO Proceeds. . . . . . . . . . . . . 34
               REO Property. . . . . . . . . . . . . 34
               Request for Release . . . . . . . . . 34
               Required Insurance Policy . . . . . . 34
               Residential Funding . . . . . . . . . 34
               Responsible Officer . . . . . . . . . 34
               Security Agreement. . . . . . . . . . 34
               Seller. . . . . . . . . . . . . . . . 34
               Seller's Agreement. . . . . . . . . . 34
               Senior Accelerated Distribution
               Percentage. . . . . . . . . . . . . . 35
               Senior Percentage . . . . . . . . . . 36
               Senior Principal Distribution
               Amount. . . . . . . . . . . . . . . . 36
               Senior Support Certificates . . . . . 36
               Servicing Accounts. . . . . . . . . . 36
               Servicing Advances. . . . . . . . . . 36
               Servicing Fee . . . . . . . . . . . . 36
               Servicing Officer . . . . . . . . . . 36
               Special Hazard Amount . . . . . . . . 37
               Special Hazard Loss . . . . . . . . . 38
               Spread Rate . . . . . . . . . . . . . 38
               Standard & Poor's . . . . . . . . . . 38
               Stated Principal Balance. . . . . . . 38
               Subordinate Percentage. . . . . . . . 38
               Subordinate Principal Distribution
               Amount. . . . . . . . . . . . . . . . 38
               Subserviced Mortgage Loan . . . . . . 39
               Subservicer . . . . . . . . . . . . . 39
               Subservicer Advance . . . . . . . . . 39
               Subservicing Account. . . . . . . . . 39
               Subservicing Agreement. . . . . . . . 39
               Subservicing Fee. . . . . . . . . . . 39
               Super Senior Certificates . . . . . . 39
               Super Senior Optimal Percentage . . . 39
               Super Senior Optimal Principal
               Distribution Amount . . . . . . . . . 40
               Super Senior Percentage . . . . . . . 40
               TAC Certificates. . . . . . . . . . . 40
               TAC Components. . . . . . . . . . . . 40
               Targeted Principal Balance. . . . . . 40
               Tax Returns . . . . . . . . . . . . . 40
               Transfer. . . . . . . . . . . . . . . 40
               Transferee. . . . . . . . . . . . . . 41
               Transferor. . . . . . . . . . . . . . 41
               Trust Fund. . . . . . . . . . . . . . 41
               Uncertificated Accrued Interest . . . 41
               Uncertificated Pass-Through Rate. . . 41
               Uncertificated Principal Balance. . . 41
               Uncertificated REMIC I Regular
               Interest V. . . . . . . . . . . . . . 42
               Uncertificated REMIC I Regular
               Interest W. . . . . . . . . . . . . . 42
               Uncertificated REMIC I Regular
               Interest X. . . . . . . . . . . . . . 42
               Uncertificated REMIC I Regular
               Interest Y. . . . . . . . . . . . . . 42
               Uncertificated REMIC I Regular
               Interest Z. . . . . . . . . . . . . . 43
               Uncertificated REMIC I Regular
               Interests . . . . . . . . . . . . . . 43
               Uncertificated REMIC I Regular
               Interest V Distribution Amount. . . . 43
               Uncertificated REMIC I Regular
               Interest W Distribution Amount. . . . 43
               Uncertificated REMIC I Regular
               Interest X Distribution Amount. . . . 43
               Uncertificated REMIC I Regular
               Interest Y Distribution Amount. . . . 43
               Uncertificated REMIC I Regular
               Interest Z Distribution Amount. . . . 43
               Uncertificated REMIC I Regular
               Interest Distribution Amounts . . . . 44
               Uniform Single Attestation Program
               for Mortgage Bankers: . . . . . . . . 44
               Uninsured Cause . . . . . . . . . . . 44
               United States Person. . . . . . . . . 44
               Voting Rights . . . . . . . . . . . . 44

                      ARTICLE II

             CONVEYANCE OF MORTGAGE LOANS;
           ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01.  Conveyance of Mortgage Loans . . 45
     Section 2.02.  Acceptance by Trustee. . . . . . 50
     Section 2.03.  Representations, Warranties
                    and Covenants of the Master
                    Servicer and the Company . . . . 52
     Section 2.04.  Representations and Warranties
                    of Sellers . . . . . . . . . . . 57
     Section 2.05.  Issuance of Certificates
                    Evidencing Interests in REMIC
                    I Certificates . . . . . . . . . 59
     Section 2.06.  Conveyance of Uncertificated
                    REMIC I and REMIC II Regular
                    Interests; Acceptance by the
                    Trustee. . . . . . . . . . . . . 60
     Section 2.07.  Issuance of Certificates
                    Evidencing Interest in REMIC
                    II . . . . . . . . . . . . . . . 60

                      ARTICLE III

             ADMINISTRATION AND SERVICING
                   OF MORTGAGE LOANS

     Section 3.01.  Master Servicer to Act as
          Servicer . . . . . . . . . . . . . . . . . 61
     Section 3.02.  Subservicing Agreements
                    Between Master Servicer and
                    Subservicers; Enforcement of
                    Subservicers' and Sellers'
                    Obligations. . . . . . . . . . . 62
     Section 3.03.  Successor Subservicers . . . . . 63
     Section 3.04.  Liability of the Master
                    Servicer . . . . . . . . . . . . 64
     Section 3.05.  No Contractual Relationship
                    Between Subservicer and
                    Trustee or Certificateholders
                    or the Owner of the Excess
                    Spread.  . . . . . . . . . . . . 64
     Section 3.06.  Assumption or Termination of
                    Subservicing Agreements by
                    Trustee. . . . . . . . . . . . . 65
     Section 3.07.  Collection of Certain Mortgage
                    Loan Payments; Deposits to
                    Custodial Account.
                     . . . . . . . . . . . . . . . . 65
     Section 3.08.  Subservicing Accounts;
          Servicing Accounts . . . . . . . . . . . . 68
     Section 3.09.  Access to Certain
                    Documentation and Information
                    Regarding the Mortgage Loans . . 70
     Section 3.10.  Permitted Withdrawals from the
                    Custodial Account. . . . . . . . 70
     Section 3.11.  Maintenance of the Primary
                    Insurance Policies;
                    Collections Thereunder . . . . . 72
     Section 3.12.  Maintenance of Fire Insurance
                    and Omissions and Fidelity
                    Coverage.  . . . . . . . . . . . 73
     Section 3.13.  Enforcement of Due-on-Sale
                    Clauses; Assumption and
                    Modification Agreements;
                    Certain Assignments. . . . . . . 75
     Section 3.14.  Realization Upon Defaulted
               Mortgage Loans. . . . . . . . . . . . 77
     Section 3.15.  Trustee to Cooperate;
                    Release of Mortgage Files. . . . 80
     Section 3.16.  Servicing and Other
                    Compensation; Compensating
                    Interest . . . . . . . . . . . . 82
     Section 3.17.  Reports to the Trustee
          and the Company. . . . . . . . . . . . . . 83
     Section 3.18.  Annual Statement as to
                    Compliance . . . . . . . . . . . 83
     Section 3.19.  Annual Independent Public
                    Accountants' Servicing
                    Report.. . . . . . . . . . . . . 84
     Section 3.20.  Rights of the Company in
                    Respect of the Master
                    Servicer.          . . . . . . . 84
     Section 3.21.  Administration of Buydown
          Funds. . . . . . . . . . . . . . . . . . . 85

                      ARTICLE IV

            PAYMENTS TO CERTIFICATEHOLDERS

     Section 4.01.  Certificate Account. . . . . . . 86
     Section 4.02.  Distributions. . . . . . . . . . 86
     Section 4.03.  Statements to
                    Certificateholders and the
                    Owner of the Excess Spread . . . 99
     Section 4.04.  Distribution of Reports to the
                    Trustee and the Company;
                    Advances by the Master
                    Servicer . . . . . . . . . . . .102
     Section 4.05.  Allocation of Realized Losses. .104
     Section 4.06.  Reports of Foreclosures and
                    Abandonment of Mortgaged
                    Property.                  . . .105
     Section 4.07.  Optional Purchase of Defaulted
                    Mortgage Loans.
                                     . . . . . . . .106
     Section 4.08.  Distributions on the
                    Uncertificated REMIC I and
                    REMIC II Regular Interests.. . .106

                       ARTICLE V

          THE CERTIFICATES AND EXCESS SPREAD

     Section 5.01.  The Certificates . . . . . . . .109
     Section 5.02.  Registration of Transfer and
                    Exchange of Certificates and
                    Restrictions on Transfer of
                    Excess Spread. . . . . . . . . .111
     Section 5.03.  Mutilated, Destroyed, Lost or
                    Stolen Certificates. . . . . . .117
     Section 5.04.  Persons Deemed Owners. . . . . .118
     Section 5.05.  Appointment of Paying Agent. . .118
     Section 5.06.  Optional Purchase of
                    Certificates . . . . . . . . . .118

                      ARTICLE VI

          THE COMPANY AND THE MASTER SERVICER

     Section 6.01.  Respective Liabilities of the
                    Company and the Master
                    Servicer . . . . . . . . . . . .121
     Section 6.02.  Merger or Consolidation of the
                    Company or the Master
                    Servicer; Assignment of Rights
                    and Delegation of Duties by
                    Master Servicer. . . . . . . . .121
     Section 6.03.  Limitation on Liability of the
                    Company, the Master Servicer
                    and Others.        . . . . . . .122
     Section 6.04.  Company and Master
                    Servicer Not to Resign . . . . .123

                      ARTICLE VII

                        DEFAULT

     Section 7.01.  Events of Default. . . . . . . .124
     Section 7.02.  Trustee or Company to Act;
                    Appointment of Successor . . . .126
     Section 7.03.  Notification to
                    Certificateholders . . . . . . .127
     Section 7.04.  Waiver of Events of Default. . .127

                     ARTICLE VIII

                CONCERNING THE TRUSTEE

     Section 8.01.  Duties of Trustee. . . . . . . .129
     Section 8.02.  Certain Matters Affecting the
                    Trustee. . . . . . . . . . . . .131
     Section 8.03.  Trustee Not Liable for
                    Certificates or Mortgage
                    Loans. . . . . . . . . . . . . .133
     Section 8.04.  Trustee May Own Certificates . .133
     Section 8.05.  Master Servicer to Pay
                    Trustee's Fees and Expenses;
                    Indemnification.         . . . .133
     Section 8.06.  Eligibility Requirements for
                    Trustee. . . . . . . . . . . . .134
     Section 8.07.  Resignation and Removal of the
                    Trustee. . . . . . . . . . . . .135
     Section 8.08.  Successor Trustee. . . . . . . .136
     Section 8.09.  Merger or Consolidation of
                    Trustee. . . . . . . . . . . . .137
     Section 8.10.  Appointment of Co-Trustee or
                    Separate Trustee.. . . . . . . .137
     Section 8.11.  Appointment of Custodians. . . .138
     Section 8.12.  Appointment of Office or
                    Agency . . . . . . . . . . . . .139

                      ARTICLE IX

                      TERMINATION

     Section 9.01.  Termination Upon Purchase by
                    the Master Servicer or the
                    Company or Liquidation of All
                    Mortgage Loans . . . . . . . . .140
     Section 9.02.  Termination of REMIC II. . . . .143
     Section 9.03.  Additional Termination
                    Requirements . . . . . . . . . .143

                       ARTICLE X

                   REMIC PROVISIONS

     Section 10.01. REMIC Administration . . . . . .145
     Section 10.02. Master Servicer and Trustee
               Indemnification . . . . . . . . . . .149

                      ARTICLE XI

               MISCELLANEOUS PROVISIONS

     Section 11.01. Amendment. . . . . . . . . . . .151
     Section 11.02. Recordation of Agreement;
                    Counterparts . . . . . . . . . .154
     Section 11.03. Limitation on Rights
                    of Certificateholders. . . . . .154
     Section 11.04. Governing Law. . . . . . . . . .155
     Section 11.05. Notices. . . . . . . . . . . . .155
     Section 11.06. Notices to Rating Agency . . . .156
     Section 11.07. Severability of Provisions . . .157

                       EXHIBITS

Exhibit A:     Form of Class A Certificate
Exhibit B:     Form of Class M Certificate
Exhibit C:     Form of Class B Certificate
Exhibit D:     Form of Class R Certificate
Exhibit E:     Form of Custodial Agreement
Exhibit F:     Mortgage Loan Schedule
Exhibit G:     Form of Seller/Servicer Contract
Exhibit H:     Forms of Request for Release
Exhibit I-1:   Form of Transfer Affidavit and
               Agreement
Exhibit I-2:   Form of Transferor Certificate
Exhibit J:     Form of Investor Representation Letter
Exhibit K:     Form of Transferor Representation
               Letter
Exhibit L:     Form of Rule 144A Investment
               Representation Letter
Exhibit M:     Text of Amendment to Pooling and
               Servicing Agreement Pursuant to Section
               11.01(e) for a Limited Guaranty
Exhibit N:     Form of Limited Guaranty
Exhibit O:     Form of Lender Certification for
               Assignment of Mortgage Loan
Exhibit P:     Targeted Principal Balances


     This is a Pooling and Servicing Agreement, dated as of March 1, 1996, among RESIDENTIAL FUNDING MORTGAGE
SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer
(together with its permitted successors and assigns, the "Master Servicer"), and THE FIRST NATIONAL BANK OF
CHICAGO, as Trustee (together with its permitted successors and assigns, the "Trustee"),

                PRELIMINARY STATEMENT:

     The Company intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). As provided herein, the Master Servicer will make an election to treat the entire segregated pool of assets described in the definition of REMIC I (as defined herein), and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly
Payment Fund), as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as "REMIC I." The Uncertificated REMIC I Regular
Interests will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under the federal income tax law. A segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests will be designated as "REMIC II," and the Master Servicer will make a separate REMIC election with respect thereto.
The Class A-1, Class A-2, Class A-3, Class A-4, Class
A-5, Class A-6, Class A-7, Class A-8, Class A-10, Class
A-11, Class A-12, Class A-13, Class M-1, Class M-2,
Class M-3, Class B-1, Class B-2 and Class B-3
Certificates, Class A-9 Component A, Class A-9
Component B, Class A-9 Component C, Class A-9 Component
D, Class A-9 Component E, Class A-9 Component F, Class
A-9 Component G and Class A-9 Component H and the ri
   ghts in and to the Excess Spread (as defined herein) will be "regular interests" in REMIC II, and the Class
R-II Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions
(as defined herein) under federal income tax law.

     The following table sets forth the designation,
type, Pass-Through Rate, aggregate Initial Certificate
Principal Balance, Maturity Date, initial ratings and
certain features for each Class of Certificates
comprising the interests in the Trust Fund created
hereunder.
                       Aggregate
                       Initial
             Pass-     Certificate
             Through   Principal
Designation  Rate      Balance          Features

Class A-1    6.625%    $68,000,000.00   Senior
Class A-2    6.625%    $50,000,000.00   Senior
Class A-3    6.625%    $12,000,000.00   Senior
Class A-4    6.000%    $10,424,000.00  Accretion
                                       Directed/
                                        Senior
Class A-5    6.625%    $40,000,000.00  TAC/Senior
Class A-6    7.000%    $ 9,032,000.00  TAC/Senior
Class A-7    8.000%    $ 9,317,000.00   Senior
Class A-8    0.000%    $ 1,331,000.00   Principal
                                       Only/Senior
Class A-9  See Below   $67,509,000.00  See Below
Class A-10   7.000%    $27,446,000.00  Prepayment
                                       Lockout/Senior
Class A-11   7.000%    $15,000,000.00     Senior
                                          Support/
                                     Prepayment Lockout
                                          /Senior
Class A-12   6.625%    $72,100,000.00   TAC/Senior
Class A-13   6.625%    $17,900,000.00   TAC/Senior
Class R-I    7.000%    $       100.00  Residual/Senior
Class R-II   7.000%    $       100.00  Residual/Senior
Class M-1    7.000%    $ 9,550,000.00     Mezzanine
Class M-2    7.000%    $ 5,306,000.00     Mezzanine
Class M-3    7.000%    $ 4,669,000.00     Mezzanine
Class B-1    7.000%    $ 2,335,000.00    Subordinate
Class B-2    7.000%    $   849,000.00    Subordinate
Class B-3    7.000%    $ 1,698,373.98    Subordinate


               Maturity
Designation    Date               S&P          Fitch

Class A-1      March 25, 2026     AAA          AAA
Class A-2      March 25, 2026     AAA          AAA
Class A-3      March 25, 2026     AAA          AAA
Class A-4      March 25, 2026     AAA          AAA
Class A-5      March 25, 2026     AAA          AAA
Class A-6      March 25, 2026     AAA          AAA
Class A-7      March 25, 2026     AAA          AAA
Class A-8      March 25, 2026     AAAr         AAA
Class A-9      March 25, 2026     AAA          AAA
Class A-10     March 25, 2026     AAA          AAA
Class A-11     March 25, 2026     AAA          AAA
Class A-12     March 25, 2026     AAA          AAA
Class A-13     March 25, 2026     AAA          AAA
Class R-I      March 25, 2026     AAA          AAA
Class R-II     March 25, 2026     AAA          AAA
Class M-1      March 25, 2026     N/A           AA
Class M-2      March 25, 2026     N/A            A
Class M-3      March 25, 2026     N/A          BBB
Class B-1      March 25, 2026     N/A           BB
Class B-2      March 25, 2026     N/A            B
Class B-3      March 25, 2026     N/A          N/A


     The Class A-9 Certificates are comprised of eight
Components having the following designations, interest
rates, initial amounts and features:
             Interest  Initial
Designation  Rate      Amount            Features

Class A-9
Component A  7.000%    $         0.00    Interest Only
                                         /Super Senior
Class A-9
Component B  7.000%    $17,744,000.00    Super Senior

Class A-9
Component C  7.000%    $ 5,665,000.00    Accretion
                                         Directed /
                                         Super Senior

Class A-9
Component D  7.000%    $15,000,000.00    Accrual/Super
                                            Senior

Class A-9
Component E  7.000%    $         0.00    Interest Only
                                         /Super Senior

Class A-9
Component F  7.000%    $12,159,000.00    TAC/Super
                                         Senior

Class A-9
Component G  7.000%    $16,941,000.00    TAC/Super
                                         Senior

Class A-9
Component H  7.000%    $         0.00    Interest Only/
                                         Super Senior

     The Mortgage Loans have an aggregate Cut-off Date
Principal Balance equal to $424,466,573.98.  The
Mortgage Loans are fixed rate mortgage loans having terms to maturity at origination or modification of not more than 30 years.

     In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:


                       ARTICLE I

                      DEFINITIONS

     Section 1.01. Definitions.

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     Accretion Termination Date:  With respect to Class
A-9 Component D, the earlier to occur of (i) the Distribution Date on which the Certificate Principal
Balance of the Class A-4 Certificates and the amount of Class A-9 Component C have been reduced to zero and
(ii) the Credit Support Depletion Date.

     Accrual Distribution Amount:  As defined in
Section 4.02(e).

     Accrued Certificate Interest: With respect to each Distribution Date, as to any Class A Certificate
(other than the Class A-8 Certificates and Class A-9
Certificates), any Class M Certificate, any Class B
Certificate or any Class R Certificate, one month's interest accrued at the related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date. With respect to each Distribution Date, as to the Class A-9 Certificates the sum of (i) one month's interest accrued on the related
Notional Amounts of Class A-9 Component A, Class A-9
Component E and Class A-9 Component H at a rate of
7.000% per annum and (ii) one month's interest accrued on the related amounts of Class A-9 Component B, Class
A-9 Component C, Class A-9 Component D, Class A-9
Component F and Class A-9 Component G at a rate of
7.000% per annum. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case Accrued Certificate
Interest on any Class of Certificates will be reduced by the amount of (i) Prepayment Interest Shortfalls (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section
4.01), (ii) the interest portion (adjusted to the Net
Mortgage Rate) of Realized Losses (including Excess
Special Hazard Losses, Excess Fraud Losses, Excess
Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05, (iii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard
Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses and (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil
Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the Certificates and to the Excess Spread in proportion to their respective amounts of Accrued Certificate Interest and the amount of Excess Spread payable on such Distribution Date which would have resulted absent such reductions. With respect to the Class A-9 Certificates on each Distribution Date that occurs prior to the Class A-9 Accretion Termination Date, interest shortfalls allocable to Class A-9 Component D on such Distribution Date will be so allocated by reducing the amount that is added to the Certificate Principal
Balance thereof in respect of Accrued Certificate
Interest pursuant to Section 4.02(e). In addition to that portion of the reductions described in the second preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M
Certificates, Accrued Certificate Interest on such
Class of Class B Certificates or such Class of Class M
Certificates will be reduced by the interest portion
(adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B
Certificates or such Class of Class M Certificates pursuant to Section 4.05.

     Adjusted Mortgage Rate:  With respect to any
Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

     Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

     Affiliate:  With respect to any Person, any other
Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms
"controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

     Amount Held for Future Distribution:  As to any
Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i)
Liquidation Proceeds, Insurance Proceeds, Principal
Prepayments, Mortgage Loan purchases made pursuant to
Section 2.02, 2.03 or 2.04 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date
(other than such Liquidation Proceeds, Insurance
Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and
(ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

     Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged
Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged
Property securing a refinanced or modified Mortgage
Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

     Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

     Assignment Agreement:  The Assignment and
Assumption Agreement, dated March 28, 1996, between
Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

     Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related
Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

     Available Distribution Amount:  As to any
Distribution Date, an amount equal to (a) the sum of
(i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination
Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified
Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate
Account Deposit Date, (iii) any amount deposited in the Custodial Account pursuant to Section 3.12(a) and (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, reduced by (b) the sum as of the close of business on the immediately preceding
Determination Date of (w) aggregate Foreclosure
Profits, (x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master
Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

     Bankruptcy Amount:  As of any date of
determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of
(A) $170,019 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with
Section 4.05.  As of any date of determination on or
after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination
(or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

           (A) the greater of (i) 0.0006 times the
     aggregate principal balance of all the Mortgage
     Loans in the Mortgage Pool as of the Relevant
     Anniversary having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000;
     and (B) the greater of (i) the product of (x) an amount equal to the largest difference in the related Monthly Payment for any Non-Primary
     Residence Loan remaining in the Mortgage Pool which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage
     Rate thereof was equal to the weighted average
     (based on the principal balance of the Mortgage
     Loans as of the Relevant Anniversary) of the Net
     Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary
     Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary
     Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding
     Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000,

over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

     The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating
Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

     Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

     Bankruptcy Loss:  With respect to any Mortgage
Loan, a Deficient Valuation or Debt Service Reduction;
provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master
Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

     Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

     Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

     Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

     Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

     Cash Liquidation:  As to any defaulted Mortgage
Loan other than a Mortgage Loan as to which an REO
Acquisition occurred, a determination by the Master
Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate:  Any Class A Certificate, Class M
Certificate, Class B Certificate or Class R
Certificate.

     Certificate Account: The separate account or accounts created and maintained pursuant to Section
4.01, which shall be entitled "The First National Bank of Chicago, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I,
Inc., Mortgage Pass-Through Certificates and the Owner of the Excess Spread, Series 1996-S6" and which must be an Eligible Account.

     Certificate Account Deposit Date:  As to any
Distribution Date, the Business Day prior thereto.

     Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate
Register, except that neither a Disqualified
Organization nor a Non-United States Person shall be a holder of a Class R-I Certificate or Class R-II
Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R-I
Certificate or Class R-II Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained.
All references herein to "Holders" or
"Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein;
provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

     Certificate Owner:  With respect to a Book-Entry
Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

     Certificate Principal Balance: With respect to each Class A Certificate and Class R Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such
Certificate as specified on the face thereof, plus (ii) in the case of each Class A-9 Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the amount of Class A-9 Component D on each Distribution Date on or prior to the Accretion
Termination Date pursuant to Section 4.02(e), minus
(iii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate
(or any predecessor Certificate) and applied to reduce the Certificate Principal Balance or amount thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05.
With respect to each Class M Certificate, on any date of determination, an amount equal to (i) the Initial
Certificate Principal Balance of such Class M
Certificate as specified on the face thereof, minus
(ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate
(or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to
Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;
provided, that if the Certificate Principal Balances of the Class B Certificates have been reduced to zero, the Certificate Principal Balance of each Class M
Certificate of those Class M Certificates outstanding with the highest numerical designation at any given time shall thereafter be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated
Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. With respect to each Class B Certificate, on any date of determination, an amount equal to (i) the Initial
Certificate Principal Balance of such Class B
Certificate as specified on the face thereof, minus
(ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate
(or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to
Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;
provided, that the Certificate Principal Balance of each Class B Certificate of those Class B Certificates outstanding with the highest numerical designation at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated
Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding.

     Certificate Register and Certificate Registrar:
The register maintained and the registrar appointed pursuant to Section 5.02.

     Class: Collectively, all of the Certificates bearing the same designation.

     Class A Certificate:  Any one of the Class A-1,
Class A-2, Class A-3, Class A-4, Class A-5, Class A-6,
Class A-7, Class A-8, Class A-9, Class A-10,
Class A-11, Class A-12 or Class A-13 Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, each such Certificate (other than the Class A-9 Certificates) evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

     Class A-9 Component A:  With respect to the Class
A-9 Certificates, the Component A thereof having a Notional Amount as set forth in this Agreement and entitled to distributions of interest (but not principal) to the extent set forth in this Agreement, being an uncertificated interest representing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

     Class A-9 Component B:  With respect to the Class
A-9 Certificates, the Component B thereof having, on any date of determination, an amount equal to $17,744,000 minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to the Class A-9 Certificates and applied to reduce Class A-9
Component B pursuant to Section 4.02(b), and (y) the aggregate of all reductions in Class A-9 Component B deemed to have occurred in connection with Realized
Losses which were previously allocated to Class A-9
Component B pursuant to Section 4.05, being an uncertificated interest representing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

     Class A-9 Component C:  With respect to the Class
A-9 Certificates, the Component C thereof having, on any date of determination, an amount equal to $5,665,000 minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to the Class A-9 Certificates and applied to reduce Class A-9
Component C pursuant to Section 4.02(b), and (y) the aggregate of all reductions in Class A-9 Component C deemed to have occurred in connection with Realized
Losses which were previously allocated to Class A-9
Component C pursuant to Section 4.05, being an uncertificated interest representing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

     Class A-9 Component D:  With respect to the Class
A-9 Certificates, the Component D thereof having, on any date of determination, an amount equal to $15,000,000, plus (ii) an amount equal to the aggregate
Accrued Certificate Interest added to the amount of Class A-9 Component D on each Distribution Date on or prior to the Class A-9 Accretion Termination Date pursuant to Section 4.02(e), minus (iii) the sum of (x) the aggregate of all amounts previously distributed with respect to the Class A-9 Certificates and applied to reduce Class A-9 Component D pursuant to Section
4.02(b), and (y) the aggregate of all reductions in Class A-9 Component D deemed to have occurred in connection with Realized Losses which were previously allocated to Class A-9 Component D pursuant to Section
4.05, being an uncertificated interest representing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

     Class A-9 Component E:  With respect to the Class
A-9 Certificates, the Component E thereof having a Notional Amount as set forth in this Agreement and entitled to distributions of interest (but not principal) to the extent set forth in this Agreement, being an uncertificated interest representing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

     Class A-9 Component F:  With respect to the Class
A-9 Certificates, the Component F thereof having, on any date of determination, an amount equal to $12,159,000 minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to the Class A-9 Certificates and applied to reduce Class A-9
Component F pursuant to Section 4.02(b), and (y) the aggregate of all reductions in Class A-9 Component F deemed to have occurred in connection with Realized
Losses which were previously allocated to Class A-9
Component F pursuant to Section 4.05, being an uncertificated interest representing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

     Class A-9 Component G:  With respect to the Class
A-9 Certificates, the Component G thereof having, on any date of determination, an amount equal to $16,941,000 minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to the Class A-9 Certificates and applied to reduce Class A-9
Component G pursuant to Section 4.02(b), and (y) the aggregate of all reductions in Class A-9 Component G deemed to have occurred in connection with Realized
Losses which were previously allocated to Class A-9
Component G pursuant to Section 4.05, being an uncertificated interest representing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

     Class A-9 Component H:  With respect to the Class
A-9 Certificates, the Component H thereof having a Notional Amount as set forth in this Agreement and entitled to distributions of interest (but not principal) to the extent set forth in this Agreement, being an uncertificated interest representing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

     Class B Certificate:  Any one of the Class B-1
Certificates, Class B-2 Certificates or Class B-3
Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

     Class B Percentage:  The Class B-1 Percentage,
Class B-2 Percentage and Class B-3 Percentage.

     Class B-1 Percentage:  With respect to any
Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class B-1
Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal
Balance of all of the Mortgage Loans (or related REO
Properties) immediately prior to such Distribution
Date.

     Class B-1 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated
Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.15%.

     Class B-2 Percentage:  With respect to any
Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class B-2
Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal
Balance of all of the Mortgage Loans (or related REO
Properties) immediately prior to such Distribution
Date.

     Class B-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-2 Certificates and Class B-3
Certificates immediately prior to such Distribution
Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO
Properties) immediately prior to such Distribution Date is greater than or equal to 0.60%.

     Class B-3 Percentage:  With respect to any
Distribution Date, a fraction expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class B-3
Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal
Balance of all the Mortgage Loans (or related REO
Properties) immediately prior to such Distribution
Date.

     Class B-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated
Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.40%.

     Class M Certificate:  Any one of the Class M-1
Certificates, Class M-2 Certificates or Class M-3
Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

     Class M Percentage:  The Class M-1 Percentage,
Class M-2 Percentage and Class M-3 Percentage.

     Class M-1 Percentage:  With respect to any
Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class M-1
Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal
Balance of all of the Mortgage Loans (or related REO
Properties) immediately prior to such Distribution
Date.

     Class M-2 Percentage:  With respect to any
Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class M-2
Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal
Balance of all of the Mortgage Loans (or related REO
Properties) immediately prior to such Distribution
Date.

     Class M-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-2 Certificates, Class M-3 Certificates,
Class B-1 Certificates, Class B-2 Certificates and
Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated
Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 3.50%.

     Class M-3 Percentage: With respect to any
Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class M-3
Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal
Balance of all of the Mortgage Loans (or related REO
Properties) immediately prior to such Distribution
Date.

     Class M-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-3 Certificates, Class B-1 Certificates,
Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 2.25%.

     Class R Certificate:  Any one of the Class R-I
Certificates or Class R-II Certificates.

     Class R-I Certificate:  Any one of the Class R-I
Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

     Class R-II Certificate:  Any one of the Class R-II
Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

     Closing Date:  March 28, 1996.

     Code:  The Internal Revenue Code of 1986.

     Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment
Interest Shortfalls resulting from Principal
Prepayments in Full during the related Prepayment
Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution
Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution
Date and servicing compensation to which the Master
Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi); provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of such Section.

     Component:  Any of Class A-9 Component A, Class
A-9 Component B, Class A-9 Component C, Class A-9
Component D, Class A-9 Component E, Class A-9 Component
F, Class A-9 Component G and Class A-9 Component H.

     Cooperative: A private, cooperative housing corporation organized under the laws of, and headquartered in, the State of New York which owns or leases land and all or part of a building or buildings located in the State of New York, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

     Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

     Cooperative Lease:  With respect to a Cooperative
Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative
Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

     Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement,
(ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section 2.01 and are from time to time held as part of the Trust Fund.

     Cooperative Stock:  With respect to a Cooperative
Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate:  With respect to a
Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

     Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at One North
State Street, Chicago, Illinois  60602, Attention:
Residential Funding Corporation Series 1996-S6.

     Credit Support Depletion Date:  The first
Distribution Date on which the Senior Percentage equals
100%.

     Curtailment:  Any Principal Prepayment made by a
Mortgagor which is not a Principal Prepayment in Full.

     Custodial Account: The custodial account or accounts created and maintained pursuant to Section
3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in
Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

     Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

     Custodian: A custodian appointed pursuant to a Custodial Agreement.

     Cut-off Date: March 1, 1996.

     Cut-off Date Principal Balance:  As to any
Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

     Debt Service Reduction:  With respect to any
Mortgage Loan, a reduction in the scheduled Monthly
Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient
Valuation or any reduction that results in a permanent forgiveness of principal.

     Deficient Valuation:  With respect to any Mortgage
Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive Certificate: Any definitive, fully registered Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage
Loan.

     Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry
Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section
8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities
Exchange Act of 1934, as amended.

     Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

     Determination Date: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related
Distribution Date.

     Disqualified Organization: Any organization defined as a "disqualified organization" under Section
860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such
Person may cause REMIC I or REMIC II or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R
Certificate to such Person.  The terms "United States",
"State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

     Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Due Date: With respect to any Distribution Date, the first day of the month in which such Distribution
Date occurs.

     Due Period:  With respect to any Distribution
Date, the period commencing on the second day of the month preceding the month of such Distribution Date and ending on the related Due Date.

     Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of The First National Bank of Chicago or (B) an account or accounts maintained in the corporate asset services department of The First National Bank of Chicago, as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating
Agency and its long term debt obligations are rated A2
(or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of The First National Bank of Chicago, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate
Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

     Event of Default:  As defined in Section 7.01.

     Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable
Bankruptcy Amount.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss
Amount.

     Excess Special Hazard Loss:  Any Special Hazard
Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

     Excess Spread:  With respect to any Distribution
Date, the aggregate of one month's interest on the Stated Principal Balance of each Mortgage Loan at the applicable Spread Rate, calculated on the basis of a 360-day year consisting of twelve 30-day months and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC
Provisions. Excess Spread on any Distribution Date will be reduced by the interest shortfalls described in clauses (i) through (iv) of the fourth sentence of the definition of Accrued Certificate Interest, to the extent allocated thereto pursuant to the provisions of such definition.

     Excess Subordinate Principal Amount: With respect to any Distribution Date on which the Certificate
Principal Balance of the most subordinate class or classes of Certificates (as established in Section 4.05 hereof) then outstanding is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized
Losses to be allocated to such classes of Certificates on such Distribution Date.

     Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

           (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

           (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

           (c) hostile or warlike action in time of peace or war, including action in hindering, combatting or defending against an actual, impending or expected attack:

               1.   by any government or sovereign
           power, de jure or de facto, or by any
           authority maintaining or using military, naval or air forces; or

               2.   by military, naval or air forces;
     or

               3.   by an agent of any such
           government, power, authority or forces;

           (d) any weapon of war employing atomic
     fission or radioactive force whether in time of peace or war; or

           (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combatting or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

     FDIC: Federal Deposit Insurance Corporation or any successor thereto.

     FHLMC: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home
Finance Act of 1970, as amended, or any successor thereto.

     Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01 which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.03.

     Fitch: Fitch Investors Service, L.P. or its successor in interest.

     FNMA: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National
Mortgage Association Charter Act, or any successor thereto.

     Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance
Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO
Property (determined, in the case of an REO
Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

     Fraud Loss Amount:  As of any date of
determination after the Cut-off Date, an amount equal to: (Y) prior to the first anniversary of the Cut-off
Date an amount equal to 2.00% of the aggregate outstanding principal balance of all of the Mortgage
Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with
Section 4.05 since the Cut-off Date up to such date of determination and (Z) from the first to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

     The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating
Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

     Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master
Servicer or the Trustee or in an Affiliate thereof, and
(iii) is not connected with the Company, the Master
Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate
Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary
Statement hereto.

     Initial Monthly Payment Fund:  As defined in
Section 2.01(f).

     Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance
Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     Insurer:  Any named insurer under any Primary
Insurance Policy or any successor thereto or the named insurer in any replacement policy.

     Late Collections:  With respect to any Mortgage
Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly
Payments due but delinquent for a previous Due Period and not previously recovered.

     Liquidation Proceeds:  Amounts (other than
Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged
Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

     Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related
Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

     Maturity Date: The latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate
Principal Balance of each Class of Certificates representing a regular interest in REMIC II and the Uncertificated Principal Balance of each REMIC I
Regular Interest and the rights to the Excess Spread would be reduced to zero, which is March 25, 2026, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

     Monthly Payment:  With respect to any Mortgage
Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period).

     Moody's: Moody's Investors Service, Inc., or its successor in interest.

     Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative
Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

     Mortgage File:  The mortgage documents listed in
Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

     Mortgage Loan Schedule:  The list of the Mortgage
Loans attached hereto as Exhibit F (as amended from time to time to reflect the addition of Qualified
Substitute Mortgage Loans), which list shall set forth at a minimum the following information as to each Mortgage Loan:

     (i)       the Mortgage Loan identifying number
               ("RFC LOAN #");

     (ii)      the street address of the Mortgaged
               Property including state and zip code
               ("ADDRESS");

     (iii)     the maturity of the Mortgage Note
               ("MATURITY DATE");

     (iv)      the Mortgage Rate ("ORIG RATE");

     (v)       the Subservicer pass-through rate
               ("CURR NET");

     (vi)      the Net Mortgage Rate ("NET MTG RT");

     (vii)     the Spread Rate ("SPREAD");

     (viii)    the initial scheduled monthly payment
               of  principal, if any, and interest
               ("ORIGINAL P & I");

     (ix)      the Cut-off Date Principal Balance
               ("PRINCIPAL BAL");

     (x)       the Loan-to-Value Ratio at origination
               ("LTV");

     (xi)      the rate at which the Subservicing Fee
               accrues ("SUBSERV FEE") and at which
               the Servicing Fee accrues ("MSTR SERV
               FEE");

     (xii)     a code "T," "BT" or "CT" under the
               column "LN FEATURE," indicating that
               the Mortgage Loan is secured by a
               second or vacation residence; and

     (xiii)    a code "N" under the column "OCCP
               CODE," indicating that the Mortgage
               Loan is secured by a non-owner occupied
               residence.

Such schedule may consist of multiple reports that collectively set forth all of the information requested.

     Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to
Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial
Mortgage Loan Schedule, and Qualified Substitute
Mortgage Loans held or deemed held as part of the Trust
Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note,
Security Agreement, Assignment of Proprietary Lease,
Cooperative Stock Certificate, Cooperative Lease and
Mortgage File and all rights appertaining thereto, and
(ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

     Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

     Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto.

     Mortgaged Property: The underlying real property securing a Mortgage Loan.

     Mortgagor:  The obligor on a Mortgage Note.

     Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted
Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

     Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage
Loan Schedule.

     Non-United States Person:  Any Person other than a
United States Person.

     Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted
Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

     Notional Amount: As of any Distribution Date, (i) with respect to Class A-9 Component A, an amount equal to 3/56th of the aggregate Certificate Principal
Balances of the Class A-1, Class A-2 and Class A-3
Certificates immediately prior to such date, (ii) with respect to Class A-9 Component E, an amount equal to 1/7th of the aggregate Certificate Principal Balance of the Class A-4 Certificates immediately prior to such date and (iii) with respect to Class A-9 Component H, an amount equal to 3/56th of the aggregate Certificate
Principal Balances of the Class A-5, Class A-12 and
Class A-13 Certificates immediately prior to such date.

     Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice
President or Assistant Vice President, or a Director or
Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant
Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

     Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Permitted Transferee" or (ii) relating to the qualification of the Trust Fund as a REMIC or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

     Original Senior Percentage: The fraction, expressed as a percentage, the numerator of which is the aggregate Initial Certificate Principal Balance of the Class A Certificates and Class R Certificates and the denominator of which is the aggregate Stated
Principal Balance of the Mortgage Loans, which is approximately 94.25% as of the Closing Date.

     Outstanding Mortgage Loan:  As to any Due Date, a
Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash
Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due
Date pursuant to Section 2.02, 2.03 or 2.04.

     Owner or Holder:  With respect to the Excess
Spread, Residential Funding, as the owner of all right, title and interest in and to the Excess Spread. Solely for the purpose of giving any consent or direction pursuant to this Agreement, as long as Residential
Funding or any Affiliate thereof is Master Servicer and the Excess Spread remains uncertificated, the Voting
Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Voting Rights necessary to effect any such consent or direction has been obtained.

     Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     Pass-Through Rate:  With respect to the Class A
Certificates (other than the Class A-8 Certificates),
Class M Certificates, Class B Certificates and Class R
Certificates and any Distribution Date, the per annum rate set forth in the Preliminary Statement hereto.
The Class A-8 Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

     Paying Agent: The First National Bank of Chicago or any successor Paying Agent appointed by the Trustee.

     Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related
Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial
Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all of the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

     Permitted Investments: One or more of the following:

           (i)     obligations of or guaranteed as to
     principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

           (ii)    repurchase agreements on obligations
     specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

           (iii)   federal funds, certificates of
     deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S.
     depository institution or trust company
     incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company;
     provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard &
     Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the
     Rating Agency;

           (iv)    commercial paper (having original
     maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating
     Agency in its highest short-term rating available;
     provided that such commercial paper shall have a remaining maturity of not more than 30 days;

           (v)     a money market fund or a qualified
     investment fund rated by each Rating Agency in its highest long-term rating available; and

           (vi)    other obligations or securities that
     are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating
     Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted
Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

     Permitted Transferee:  Any Transferee of a Class R
Certificate, other than a Disqualified Organization or Non-United States Person.

     Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal
Balances of each Mortgage Loan that was an Outstanding
Mortgage Loan on the Due Date in the month preceding the month of such date of determination.

     Prepayment Assumption: A prepayment assumption of 265% of the standard prepayment assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The standard prepayment assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

     Prepayment Distribution Percentage:   With respect
to any Distribution Date and each Class of Class M
Certificates and Class B Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

  (i)      For any Distribution Date on which the
           Class M-1 Certificates are outstanding and prior to the later to occur of (x) the Distribution Date in April 2003 and (y) the
           Distribution Date on which the sum of the Class M-2 Percentage, Class M-3 Percentage and Class B Percentage (before taking into account such month's distribution) equals or exceeds 7.00%:

           (a) in the case of the Class M-1
     Certificates, 100%; and

           (b) in the case of each other Class of
               Class M Certificates and each Class of
               Class B Certificates, 0%.

     (ii)  For any Distribution Date on which any
           Class of Class M or Class B Certificates are outstanding not discussed in clause (i) above:

               (a)       in the case of the Class of
           Class M Certificates then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B
           Certificates then outstanding with the
           lowest numerical designation and each other
           Class of Class M Certificates and Class B
           Certificates for which the related
           Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Class M Certificates then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B
           Certificates then outstanding with the
           lowest numerical designation and (2) all other Classes of Class M Certificates and
           Class B Certificates for which the
           respective Prepayment Distribution Triggers have been satisfied; and

               (b)       in the case of each other
           Class of Class M Certificates and Class B
           Certificates for which the Prepayment
           Distribution Triggers have not been
           satisfied, 0%; and

           (iii)   Notwithstanding the foregoing, if
     the application of the foregoing percentages on any Distribution Date as provided in Section 4.02
     (determined without regard to the proviso to the definition of "Subordinate Principal Distribution
     Amount") would result in a distribution in respect of principal of any Class or Classes of Class M
     Certificates and Class B Certificates in an amount greater than the remaining Certificate Principal
     Balance thereof (any such class, a "Maturing
     Class"), then: (a) the Prepayment Distribution
     Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal
     Balance of such Class to zero; (b) the Prepayment
     Distribution Percentage of each other Class of Class M Certificates and Class B Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate
     Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment
     Distribution Percentages of the Maturing Class or
     Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated
     Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment
     Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment
     Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

     Prepayment Distribution Trigger:  The Class M-2
Prepayment Distribution Trigger, Class M-3 Prepayment
Distribution Trigger, Class B-1 Prepayment Distribution
Trigger, Class B-2 Prepayment Distribution Trigger or
Class B-3 Prepayment Distribution Trigger.

     Prepayment Interest Shortfall:  As to any
Distribution Date and any Mortgage Loan (other than a
Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net
Mortgage Rate) paid by the Mortgagor for such Prepayment Period to the date of such Principal
Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate on the amount of such Curtailment.

     Prepayment Lockout Certificates:  Any one of the
Class A-10 Certificates or Senior Support Certificates.

     Prepayment Period: As to any Distribution Date, the calendar month preceding the month of distribution.

     Primary Insurance Policy: Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

     Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full:  Any Principal
Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

     Program Guide: Collectively, the Seller Guide and the Servicer Guide for Residential Funding's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding from time to time.

     Purchase Price:  With respect to any Mortgage Loan
(or REO Property) required to be purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal
Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or at the Net
Mortgage Rate in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

     Qualified Substitute Mortgage Loan:  A Mortgage
Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers'
Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage
Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal
Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted
Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted
Mortgage Loan; (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and
Section 4 of the Assignment Agreement; and (vi) have a Spread Rate equal to or greater than that of the Deleted Mortgage Loan. Notwithstanding any other provisions herein, in the event that the "Spread Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Spread Rate" is greater than the Spread Rate of the related Deleted Mortgage
Loan (i) the Spread Rate of such Qualified Substitute
Mortgage Loan shall be equal to the Spread Rate of the related Deleted Mortgage Loan for purposes of calculating the Excess Spread and (ii) the excess of the Spread Rate on such Qualified Substitute Mortgage
Loan as calculated pursuant to the definition of "Spread Rate" over the Spread Rate on the related
Deleted Mortgage Loan shall be payable to the Class R-I
Certificates pursuant to Section 4.02 hereof.

     Rating Agency: Fitch and Standard & Poor's with respect to the Class A and Class R Certificates and Fitch with respect to the Class M, Class B-1 and Class
B-2 Certificates. If either agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable
Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

     Realized Loss:  With respect to each Mortgage Loan
(or REO Property) as to which a Cash Liquidation or REO
Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash
Liquidation or REO Disposition, plus (ii) interest (and
REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders and the Owner of the Excess Spread up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or
REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net
Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master
Servicer or any Subservicer with respect to related
Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient
Valuation and the principal balance of the Mortgage
Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

     Record Date:  With respect to each Distribution
Date, the close of business on the last Business Day of the month next preceding the month in which the related
Distribution Date occurs.

     Regular Certificate: Any of the Certificates other than a Class R-I Certificate or Class R-II
Certificate.

     REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

     REMIC Administrator:  Residential Funding
Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC
Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

     REMIC I: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

           (i)     the Mortgage Loans and the related
                   Mortgage Files,

           (ii)    all payments on and collections in
                   respect of the Mortgage Loans due
                   after the Cut-off Date as shall be
                   on deposit in the Custodial Account
                   or in the Certificate Account and
                   identified as belonging to the Trust
                   Fund,

           (iii)   property which secured a Mortgage
                   Loan and which has been acquired for
                   the benefit of the
                   Certificateholders and the Owner of
                   the Excess Spread by foreclosure or
                   deed in lieu of foreclosure, and

           (iv)    the hazard insurance policies and
                   Primary Insurance Policies, if any,
                   and certain proceeds thereof.

     REMIC I Certificates:  The Class R-I Certificates.

     REMIC II: The segregated pool of assets consisting of the Uncertificated REMIC I Regular
Interests conveyed in trust to the Trustee for the benefit of the holders of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7,
Class A-8, Class A-9, Class A-10, Class A-11,
Class A-12, Class A-13, Class M-1, Class M-2, Class
M-3, Class B-1, Class B-2, Class B-3 and the Owner of the Excess Spread and Class R-II Certificates pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

     REMIC II Certificates:  Any of the Class A-1,
Class A-2, Class A-3, Class A-4, Class A-5, Class A-6,
Class A-7, Class A-8, Class A-9, Class A-10, Class
A-11, Class A-12, Class A-13, Class M-1, Class M-2,
Class M-3, Class B-1, Class B-2, Class B-3 and Class
R-II Certificates.

     REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

     REO Acquisition:  The acquisition by the Master
Servicer on behalf of the Trustee for the benefit of the Certificateholders and the Owner of the Excess
Spread of any REO Property pursuant to Section 3.14.

     REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds,
REO Proceeds and other payments and recoveries
(including proceeds of a final sale) which the Master
Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

     REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

     REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related
Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

     REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage
Loan.

     Request for Release: A request for release, the forms of which are attached as Exhibit H hereto.

     Required Insurance Policy:  With respect to any
Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related
Subservicing Agreement in respect of such Mortgage
Loan.

     Residential Funding:  Residential Funding
Corporation, a Delaware corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

     Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust
Department of the Trustee, including any Senior Vice
President, any Vice President, any Assistant Vice
President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

     Security Agreement:  With respect to a Cooperative
Loan, the agreement creating a security interest in favor of the originator in the related Cooperative
Stock.

     Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's
Agreement applicable to such Mortgage Loan.

     Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans.

     Senior Accelerated Distribution Percentage: With respect to any Distribution Date, the percentage indicated below:

Distribution Date          Senior Accelerated
                          Distribution Percentage


April 1996 through
March 2001................100%

April 2001 through
March 2002................Senior Percentage, plus 70%
                          of the Subordinate Percentage

April 2002 through
March 2003................Senior Percentage, plus 60%
                          of the Subordinate Percentage

April 2003 through
March 2004................Senior Percentage, plus 40%
                          of the Subordinate Percentage

April 2004 through
March 2005................Senior Percentage, plus 20%
                          of the Subordinate Percentage

April 2005 and
thereafter................Senior Percentage

provided, however, (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution
Date unless either (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal
Balance of the Class M and Class B Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage
Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Class
M Certificates and Class B Certificates or (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2)
Realized Losses on the Mortgage Loans to date for any Distribution Date are less than 10% of the sum of the Initial Certificate Principal Balances of the Class M
Certificates and Class B Certificates and (ii) that for any Distribution Date on which the Senior Percentage is greater than the Original Senior Percentage, the Senior
Accelerated Distribution Percentage for such
Distribution Date shall be 100%. Notwithstanding the foregoing, upon the reduction of the aggregate
Certificate Principal Balance of the Class A
Certificates and Class R Certificates to zero, the Senior Accelerated Distribution Percentage shall thereafter be 0%.

     Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class A
Certificates and Class R Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date.

     Senior Principal Distribution Amount:  As to any
Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and (b) the sum of the amounts required to be distributed to the Class A
Certificateholders and Class R Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii),
(xvi) and (xvii).

     Senior Support Certificates:  Any one of the Class
A-11 Certificates.

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

     Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property,
(ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and
3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

     Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section
7.02.

     Servicing Officer:  Any officer of the Master
Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

     Special Hazard Amount:  As of any Distribution
Date, an amount equal to $4,244,666 minus the sum of
(i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding
Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans secured by Mortgaged
Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 54.88% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage
Loan secured by a Mortgaged Property located in the State of California.

     The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall
(i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating
Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

     Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Spread Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net
Mortgage Rate of such Mortgage Loan over (b) 7.000% per annum.

     Standard & Poor's:  Standard & Poor's Ratings
Services, a division of the McGraw-Hill Companies, or its successor in interest.

     Stated Principal Balance:  With respect to any
Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the
Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due
Period ending prior to the most recent Distribution
Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO
Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section
3.14 with respect to such Mortgage Loan or REO
Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and
(c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution
Date.

     Subordinate Percentage: As of any Distribution
Date, 100% minus the Senior Percentage as of such Distribution Date.

     Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Class M Certificates and Class B Certificates, (a) the sum of (i) the product of (x) the related Class M
Percentage or Class B Percentage for such Class and (y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of
Section 4.02(a)(ii)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Class M Certificates and Class B
Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(B)(b) to the extent such collections are not otherwise distributed to the Class A Certificates and Class R
Certificates; (iii) the product of (x) the related
Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period to the extent not payable to the Class A Certificates and Class R Certificates; (iv) if such Class is the most senior Class of Certificates then outstanding (as established in Section 4.05 hereof), any Excess
Subordinate Principal Amount for such Distribution
Date; and (v) any amounts described in clauses (i),
(ii) and (iii) as determined for any previous
Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a subordinate Class of Class M or Class B Certificates minus (b) any Excess Subordinate Principal Amount not payable to such Class on such Distribution Date pursuant to the definition thereof; provided, however, that such amount shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

     Subservicer:  Any Person with whom the Master
Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

     Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing
Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

     Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain
Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company.

     Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related
Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such
Mortgage Loan.

     Super Senior Certificates:  Any one of the Class
A-9 Certificates.

     Super Senior Optimal Percentage:  As of any
Distribution Date occurring on or after the Credit
Support Depletion Date, the fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Super Senior
Certificates and Senior Support Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Certificate
Principal Balance of all Senior Certificates immediately prior to such Distribution Date.

     Super Senior Optimal Principal Distribution
Amount: With respect to any Distribution Date occurring on or after the Credit Support Depletion
Date, the sum of (i) the product of (a) the then-applicable Super Senior Percentage and (b) the amounts set forth in Sections 4.02(a)(ii)(A),(E) and
(F) and (ii) the then-applicable Super Senior Optimal
Percentage of the amounts set forth in Sections
4.02(a)(ii)(B) and (C).

     Super Senior Percentage:  As of any Distribution
Date, the fraction, expressed as a percentage, the numerator of which is the aggregate Certificate
Principal Balance of the Super Senior Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal
Balance of all of the Mortgage Loans (or related REO
Properties) immediately prior to such Distribution
Date.

     TAC Certificates:  Any one of the Class A-5, Class
A-6, Class A-12 and Class A-13 Certificates.

     TAC Components:  Class A-9 Component F and Class
A-9 Component G.

     Targeted Principal Balance:  With respect to Class
A-5, Class A-6, Class A-12 and Class A-13 Certificates and Class A-9 Component F and Class A-6 Component G and each Distribution Date, the amount set forth for such Component on such Distribution Date in Exhibit P hereto.

     Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate
Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to
Residual Interest Holders of REMIC Taxable Income or
Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC I and REMIC II due to their classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue
Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

     Trust Fund:  REMIC I and REMIC II.

     Uncertificated Accrued Interest: With respect to each Distribution Date, (i) as to Uncertificated REMIC
I Regular Interest V, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A-1, Class A-2 and Class A-3 Certificates if the
Pass-Through Rate on such Classes were equal to the Pass-Through Rate on Uncertificated REMIC I Regular
Interest V, (ii) as to Uncertificated REMIC I Regular
Interest W, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A-4
Certificates if the Pass-Through Rate on such Classes were equal to the Uncertificated Pass-Through Rate on Uncertificated REMIC I Regular Interest W, (iii) as to
Uncertificated REMIC I Regular Interest X, an amount equal to the aggregate amount of Accrued Certificate
Interest that would result under the terms of the definition thereof on the Class A-5, Class A-12 and Class A-13 Certificates if the Pass-Through Rate on such Classes were equal to the Uncertificated
Pass-Through Rate on Uncertificated REMIC I Regular
Interest X, (iv) as to Uncertificated REMIC I Regular
Interest Y, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A-6, Class A-7, Class A-8, Class A-10, Class A-11, Class
M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class
B-3, and Class R-II Certificates and Class A-9
Component B, Class A-9 Component C, Class A-9 Component
D, Class A-9 Component F and Class A-9 Component G, if the Pass-Through Rates (or, in the case of Components, the rate at which interest accrues thereon) on such Classes or Components were equal to the Uncertificated
Pass-Through Rate on Uncertificated REMIC I Regular
Interest Y and (vii) as to the Uncertificated REMIC I
Regular Interest Z, an amount equal to one month's interest at the Uncertificated Pass-Through Rate for the Uncertificated REMIC I Regular Interest Z on the aggregate principal balance of the Mortgage Loans reduced by the pro rata share of the Uncertificated
REMIC I Regular Interest Z in any prepayment interest shortfalls or other reductions of interest allocable to the Excess Spread.

     Uncertificated Pass-Through Rate: With respect to each of the Uncertificated REMIC I Regular Interests V,
W, X, Y and Z, 7.000%, 7.000%, 7.000%, 7.000% and the
weighted average of the Spread Rates for the Mortgage
Loans, respectively.

     Uncertificated Principal Balance: With respect to each Uncertificated REMIC I Regular Interest on any date of determination, an amount equal to $130,000,000 with respect to Uncertificated REMIC I Regular Interest
V, an amount equal to $10,424,000 with respect to Uncertificated REMIC I Regular Interest W, $130,000,000 with respect to Uncertificated REMIC I Regular Interest
X, $154,042,474.98 with respect to Uncertificated REMIC
I Regular Interest Y and $0 with respect to
Uncertificated REMIC I Regular Interest Z, minus (ii) the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to Section 4.08(a)(ii) and (y) the aggregate of all reductions in Certificate Principal
Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interest pursuant to
Section 4.08(d).

     Uncertificated REMIC I Regular Interest V: An uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to the Stated Principal Balance of the Mortgage Loans and
REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate
Certificate Principal Balance of the Class A-1, Class
A-2 and Class A-3 Certificates and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, and which bears interest at a rate equal to 7.000% per annum.

     Uncertificated REMIC I Regular Interest W: An uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to the Stated Principal Balance of the Mortgage Loans and
REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate
Certificate Principal Balance of the Class A-4
Certificates and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, and which bears interest at a rate equal to 7.000% per annum.

     Uncertificated REMIC I Regular Interest X: An uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to the Stated Principal Balance of the Mortgage Loans and
REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate
Certificate Principal Balance of the Class A-5, Class
A-12 and Class A-13 Certificates and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, and which bears interest at a rate equal to 7.000% per annum.

     Uncertificated REMIC I Regular Interest Y: An uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to the Stated Principal Balance of the Mortgage Loans and
REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate
Certificate Principal Balance of the Class A-6, Class
A-7, Class A-8, Class A-10, Class A-11, Class M-1,
Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates and the sum of the amounts of Class A-9 Component B, Class A-9 Component C, Class
A-9 Component D, Class A-9 Component F and Class A-9
Component G and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, and which bears interest at a rate equal to 7.000% per annum.

     Uncertificated REMIC I Regular Interest Z: An uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to $0 and a notional amount equal to the aggregate Stated
Principal Balance of the Mortgage Loans and REO
Property from time to time, and which bears interest on its notional amount at a rate equal to the weighted average of the Spread Rates for the Mortgage Loans.

     Uncertificated REMIC I Regular Interests:
Uncertificated REMIC I Regular Interest V,
Uncertificated REMIC I Regular Interest W,
Uncertificated REMIC I Regular Interest X,
Uncertificated REMIC I Regular Interest Y and
Uncertificated REMIC I Regular Interest Z.

     Uncertificated REMIC I Regular Interest V
Distribution Amount:  With respect to any Distribution
Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest V for such Distribution Date pursuant to Section 4.08(a).

     Uncertificated REMIC I Regular Interest W
Distribution Amount:  With respect to any Distribution
Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest W for such Distribution Date pursuant to Section 4.08(a).

     Uncertificated REMIC I Regular Interest X
Distribution Amount:  With respect to any Distribution
Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest X for such Distribution Date pursuant to Section 4.08(a).

     Uncertificated REMIC I Regular Interest Y
Distribution Amount:  With respect to any Distribution
Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest Y for such Distribution Date pursuant to Section 4.08(a).

     Uncertificated REMIC I Regular Interest Z
Distribution Amount:  With respect to any Distribution
Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest Z for such Distribution Date pursuant to Section 4.08(a).

     Uncertificated REMIC I Regular Interest
Distribution Amounts:  The Uncertificated REMIC I
Regular Interest V Distribution Amount, Uncertificated
REMIC I Regular Interest W Distribution Amount,
Uncertificated REMIC I Regular Interest X Distribution
Amount, Uncertificated REMIC I Regular Interest Y
Distribution Amount and Uncertificated REMIC I Regular
Interest Z Distribution Amount.

     Uniform Single Attestation Program for Mortgage
Bankers:  The Uniform Single Attestation Program for
Mortgage Bankers, as published by the Mortgage Bankers
Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

     Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

     United States Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

     Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 98.0% of all of the Voting Rights shall be allocated among Holders of Certificates, respectively, other than the Class R-I Certificates and Class R-II
Certificates, in proportion to the outstanding
Certificate Principal Balances of their respective
Certificates; 1% of all Voting Rights shall be allocated to the Owner of the Excess Spread and the Holders of the Class R-I Certificates and Class R-II
Certificates shall be entitled to 0.5% and 0.5% of all of the Voting Rights, respectively, allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.
                      ARTICLE II

             CONVEYANCE OF MORTGAGE LOANS;
           ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01. Conveyance of Mortgage Loans.

     (a)   The Company, concurrently with the
execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off
Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date).

     (b) In connection with such assignment, except as set forth in Section 2.01(c) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative
Loan):

           (i)     The original Mortgage Note, endorsed
     without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed
     Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

           (ii)    The original Mortgage with evidence
     of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

           (iii)   An original Assignment of the
     Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

           (iv)    The original recorded assignment or
     assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded;
     and

           (v)     The original of each modification,
     assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

     and (II) with respect to each Cooperative Loan so assigned:

           (i)     The original Mortgage Note, endorsed
     without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed
     Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

           (ii)    A counterpart of the Cooperative
     Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

           (iii)   The related Cooperative Stock
     Certificate, representing the related Cooperative
     Stock pledged with respect to such Cooperative
     Loan, together with an undated stock power (or other similar instrument) executed in blank;

           (iv)    The original recognition agreement
     by the Cooperative of the interests of the mortgagee with respect to the related Cooperative
     Loan;

           (v)     The Security Agreement;

           (vi)    Copies of the original UCC-1
     financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security
     Agreement and the Assignment of Proprietary Lease;

           (vii)   Copies of the filed UCC-3
     assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security
     Agreement and the Assignment of Proprietary Lease;

           (viii)        An executed assignment of the
     interest of the originator in the Security
     Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

           (ix)    The original of each modification,
     assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

           (x)     An executed UCC-1 financing
     statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

     (c) The Company may, in lieu of delivering the documents set forth in Section 2.01(b)(I)(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master
Servicer shall hold such documents in trust for the use and benefit of all present and future
Certificateholders and the Owner of Excess Spread until such time as is set forth below. Within ten Business
Days following the earlier of (i) the receipt of the original of each of the documents or instruments set forth in Section 2.01(b)(I)(iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage
Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master
Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

     On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in Section
2.01(b)(I)(iv) and (v) and Section (b)(II)(ii), (iv),
(vii), (ix) and (x) which has been delivered to it by the Company. Every six months after the Closing Date, for so long as the Master Servicer is holding documents pursuant to this Section 2.01(c), the Master Servicer shall deliver to (i) Moody's if it is one of the Rating
Agencies, (ii) the Trustee and (iii) each Custodian a report setting forth the status of the documents which it is holding.

     (d) In the event that in connection with any Mortgage Loan the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, the Company shall deliver or cause to be delivered to the Trustee or the respective
Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

     The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause (I)(iii) of
Section 2.01(b),  except in states where, in the
opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and
(x), respectively, of Section 2.01(b).  If any
Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof certified by the public recording office) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer. In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related
Cooperative Apartment is located outside of the State of New York.

     Any of the items set forth in Sections
2.01(b)(I)(iv) and (v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered in microfiche form.

     (e) It is intended that the conveyances by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 and the Uncertificated REMIC I Regular Interests as provided for in Section 2.06 be construed as a sale by the Company to the Trustee of the Mortgage Loans and the Uncertificated REMIC I Regular Interests for the benefit of the Certificateholders and the Owner of the Excess Spread. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans and the Uncertificated REMIC I Regular
Interests by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that the Mortgage Loans and the Uncertificated REMIC I Regular Interests are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and the Uncertificated REMIC I Regular Interests, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial
Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Sections 2.01 and 2.06 shall be deemed to be (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security
Agreement, Assignment of Proprietary Lease, Cooperative
Stock Certificate, Cooperative Lease, any insurance policies and all other documents in the related
Mortgage File and (ii) with respect to each Mortgage
Loan other than a Cooperative Loan, the related
Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) the Uncertificated REMIC I Regular Interests and (D) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate
Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and
(2) an assignment by the Company to the Trustee of any security interest in any and all of Residential
Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section
9-305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

     The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, the Uncertificated
REMIC I Regular Interests and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and the Uncertificated REMIC I Regular Interests, as evidenced by an Officer's Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential
Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential
Funding or the Company in any Uncertificated REMIC I
Regular Interest.

           (f) The Master Servicer hereby acknowledges the receipt by it of cash in an amount equal to $451,016.48 (the "Initial Monthly Payment Fund"), representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in April 1996, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment.
The Master Servicer shall hold such Initial Monthly
Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available
Distribution Amount for the Distribution Date in April
1996. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of REMIC I or REMIC II. To the extent that the Initial
Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of the REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by the REMIC to the Initial Monthly Payment
Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section
1.860G-2(h) of the Treasury Regulations.

     Section 2.02. Acceptance by Trustee.

     The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) through
(iii) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future
Certificateholders and the Owner of the Excess Spread.
The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders and the Owner of the Excess Spread, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section
2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. The
Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section
2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

     If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to
Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. The Master
Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from REMIC I at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in
Section 860G(a)(5) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial
Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage
Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders and the Owner of the Excess Spread or the Trustee on behalf of the Certificateholders or such Owner.

     Section 2.03. Representations, Warranties and
                   Covenants of the Master Servicer and
                   the Company   .

     (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread that:

           (i)     The Master Servicer is a corporation
     duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

           (ii)    The execution and delivery of this
     Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's
     Certificate of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master
     Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

           (iii)   This Agreement, assuming due
     authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master
     Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

           (iv)    The Master Servicer is not in
     default with respect to any order or decree of any court or any order, regulation or demand of any Federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition
     (financial or other) or operations of the Master
     Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

           (v)     No litigation is pending or, to the
     best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

           (vi)    The Master Servicer will comply in
     all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required
     Insurance Policy;

           (vii)   No information, certificate of an
     officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

           (viii)  The Master Servicer has examined
     each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing
     Agreements will comply with the provisions of
     Section 3.02.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

     Upon discovery by either the Company, the Master
Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders and the Owner of the Excess Spread in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section
860G(a)(5) of the Code, any such cure must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section
2.03(a) available to the Certificateholders and the Owner of the Excess Spread or the Trustee on behalf of the Certificateholders and such Owner.

     (b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders and the Owner of the Excess Spread that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

           (i)     No Mortgage Loan is one month or
     more delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage
     Loan has been so delinquent more than once in the 12-month period prior to the Cut-off Date;

           (ii)    The information set forth in Exhibit
     F hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

           (iii)   The Mortgage Loans are
     fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

           (iv)    To the best of the Company's
     knowledge, except with respect to three Mortgage
     Loans representing approximately 0.3% of the Mortgage Loans, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures (a) at least 22% of the principal balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%,
     (b) at least 17% of such balance if the
     Loan-to-Value Ratio is between 90.00% and 85.01%, and (c) at least 12% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%.
     To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

           (v)     The issuers of the Primary Insurance
     Policies are insurance companies whose
     claims-paying abilities are currently acceptable to each Rating Agency;

           (vi)    No more than 0.9% of the Mortgage
     Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged
     Properties located in any one zip code area in California, no more than 0.6% of the Mortgage
     Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged
     Properties located in any one zip code area outside California, and no more than 0.09% of the Mortgage Loans by aggregate Stated Principal
     Balance as of the Cut-off Date are Cooperative
     Loans;

           (vii)   If the improvements securing a
     Mortgage Loan are in a federally designated special flood hazard area, flood insurance in the amount required under the Program Guide covers the related Mortgaged Property (either by coverage under the federal flood insurance program or by coverage by private insurers);

           (viii)        Immediately prior to the
     assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest
     (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

           (ix)    Approximately 11.63% of the Mortgage
     Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program;

           (x)     Each Mortgagor represented in its
     loan application with respect to the related
     Mortgage Loan that the Mortgaged Property would be owner-occupied and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No Mortgagor is a corporation or a partnership;

           (xi)    Approximately 0.2% of the Mortgage
     Loans by aggregate Stated Principal Balance as of the Cut-off Date were Buydown Mortgage Loans;

           (xii)   Each Mortgage Loan constitutes a
     qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section
     1.860G-2(a)(1);

           (xiii)        A policy of title insurance
     was effective as of the closing of each Mortgage
     Loan and is valid and binding and remains in full force and effect;

           (xiv)   With respect to a Mortgage Loan that
     is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

           (xv)    With respect to each Mortgage Loan
     originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage
     Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

           (xvi)   Interest on each Mortgage Loan is
     calculated on the basis of a 360-day year consisting of twelve 30-day months; and

           (xvii)        Seven of the Mortgage Loans
     contain in the related Mortgage File a Destroyed
     Mortgage Note.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

     Upon discovery by any of the Company, the Master
Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders and the Owner of the Excess Spread in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section
2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within
90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage
Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified
Substitute Mortgage Loan or Loans for such Mortgage
Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section
860G(a)(5) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders and the Owner of the Excess Spread or the Trustee on behalf of the Certificateholders and such Owner. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage
Loan.

     Section 2.04. Representations and Warranties of Sellers.

     The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders and the Owner of the Excess Spread all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan.
Insofar as the Assignment Agreement or such Seller's
Agreement relates to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders and the Owner of the Excess Spread. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement or the Assignment
Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders and the Owner of the Excess Spread in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master
Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section
2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage
Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date, except that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified
Substitute Mortgage Loan or Loans for a Deleted
Mortgage Loan pursuant to this Section 2.04,
Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread with respect to such Qualified
Substitute Mortgage Loan or Loans, the original
Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01.
No substitution will be made in any calendar month after the Determination Date for such month. Monthly
Payments due with respect to Qualified Substitute
Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution
Date. For the month of substitution, distributions to the Certificateholders and the Owner of the Excess
Spread will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter
Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage
Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, for the benefit of the Certificateholders and the Owner of the Excess
Spread to reflect the removal of such Deleted Mortgage
Loan and the substitution of the Qualified Substitute
Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Qualified
Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related
Subservicing Agreement in all respects, the related
Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute
Mortgage Loan contained in the related Seller's
Agreement as of the date of substitution, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage
Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in Section 2.03 hereof and in
Section 4 of the Assignment Agreement, and the Master
Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment
Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

     In connection with the substitution of one or more
Qualified Substitute Mortgage Loans for one or more
Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute
Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution).
Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor.
Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section
10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section
860G(d)(1) of the Code or (b) any portion of the Trust
Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

     It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage
Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders and the Owner of the Excess Spread or the Trustee on behalf of Certificateholders and such Owner. If the Master
Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

     Section 2.05. Issuance of Certificates Evidencing
                   Interests in REMIC I Certificates.


     The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage
Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in REMIC I, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and delivered to or upon the order of the Company the Class R-I Certificates in authorized denominations which together with the Uncertificated
REMIC I Regular Interests, evidence ownership of REMIC
I.  The rights of the Class R-I Certificateholders and
REMIC II to receive distributions from the proceeds of REMIC I in respect of the Class R-I Certificates and the Uncertificated REMIC I Regular Interests, and all ownership interests of the Class R-I Certificateholders and REMIC II in such distributions, shall be as set forth in this Agreement.

     Section 2.06. Conveyance of Uncertificated REMIC I
                   and REMIC II Regular Interests;
                   Acceptance by the Trustee.


     The Company, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Company in and to the Uncertificated REMIC I Regular Interests to the Trustee for the benefit of the Class A-1, Class A-2, Class A-3,
Class A-4, Class A-5, Class A-6, Class A-7, Class A-8,
Class A-9, Class A-10, Class A-11, Class A-12, Class
A-13, Class M-1, Class M-2, Class M-3, Class B-1, Class
B-2, Class B-3 and Class R-II Certificateholders and the Owner of the Excess Spread. The Trustee acknowl-edges receipt of the Uncertificated REMIC I Regular
Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Class A-1, Class A-2, Class A-3,
Class A-4, Class A-5, Class A-6, Class A-7, Class A-8,
Class A-9, Class A-10, Class A-11, Class A-12, Class
A-13, Class M-1, Class M-2, Class M-3, Class B-1, Class
B-2, Class B-3 and Class R-II Certificateholders and the Owner of the Excess Spread. The rights of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5,
Class A-6, Class A-7, Class A-8, Class A-9, Class A-10,
Class A-11, Class A-12, Class A-13, Class M-1, Class
M-2, Class M-3, Class B-1, Class B-2, Class B-3 and
Class R-II Certificateholders and the Owner of the Excess Spread to receive distributions from the proceeds of REMIC II in respect of the Class A-1, Class
A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class
A-7, Class A-8, Class A-9, Class A-10, Class A-11,
Class A-12, Class A-13, Class M-1, Class M-2, Class
M-3, Class B-1, Class B-2, Class B-3 and Class R-II
Certificates and the Excess Spread, and all ownership interests of the Class A-1, Class A-2, Class A-3, Class
A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class
A-9, Class A-10, Class A-11, Class A-12, Class A-13,
Class M-1, Class M-2, Class M-3, Class B-1, Class B-2,
Class B-3 and Class R-II Certificateholders and the
Owner of the Excess Spread in such distributions, shall be as set forth in this Agreement.

     Section 2.07. Issuance of Certificates Evidencing
                   Interest in REMIC II.


     The Trustee acknowledges the assignment to it of the Uncertificated REMIC I Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Company executed by an officer of the Company, the Trustee has executed and caused to be authenticated and delivered to or upon the order of the Company, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7,
Class A-8, Class A-9, Class A-10, Class A-11, Class
A-12, Class A-13, Class M-1, Class M-2, Class M-3,
Class B-1, Class B-2, Class B-3 and Class R-II
Certificates in authorized denominations which, together with the ownership interest in the Excess
Spread, evidence ownership of the entire REMIC II.
                      ARTICLE III

             ADMINISTRATION AND SERVICING
                   OF MORTGAGE LOANS

     Section 3.01. Master Servicer to Act as Servicer.

     (a)   The Master Servicer shall service and
administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage
Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section
3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master
Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders, the Owner of the Excess Spread and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged
Property to an Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Notwithstanding the foregoing, subject to Section 3.07(a), the Master
Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of
Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal
Prepayment in Full pursuant to Section 3.13(d) hereof) and causing REMIC I or REMIC II to fail to qualify as such under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master
Servicer to service and administer the Mortgage Loans.
The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10.

     (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the
Certificateholders and the Owner of the Excess Spread, be added to the amount owing under the related Mortgage
Loans, notwithstanding that the terms of such Mortgage
Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

     (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest
Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

     Section 3.02. Subservicing Agreements Between
                   Master Servicer and Subservicers;
                   Enforcement of Subservicers' and
                   Sellers' Obligations.

     (a)   The Master Servicer may continue in effect
Subservicing Agreements entered into by Residential
Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new
Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage
Loan that is a Nonsubserviced Mortgage Loan, the Master
Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage
Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each
Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit G. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement.
The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing
Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders or the Owner of the Excess Spread.

     (b)   As part of its servicing activities
hereunder, the Master Servicer, for the benefit of the Trustee, the Certificateholders and the Owner of the Excess Spread, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or
(ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

     Section 3.03. Successor Subservicers.

     The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing
Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master
Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor
Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated
Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

     Section 3.04. Liability of the Master Servicer.

     Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee, the Certificateholders and the Owner of the Excess Spread for the servicing and administering of the Mortgage
Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans.
The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     Section 3.05. No Contractual Relationship Between
                   Subservicer and Trustee or
                   Certificateholders or the Owner of
                   the Excess Spread.


     Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master
Servicer alone and the Trustee, the Certificateholders and the Owner of the Excess Spread shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section 2.02 hereof.

     Section 3.06. Assumption or Termination of
                   Subservicing Agreements by Trustee.


     (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

     (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

     Section 3.07. Collection of Certain Mortgage Loan
                   Payments; Deposits to
                   Custodial Account.

     (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities.
Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage.
Consistent with the terms of this Agreement, the Master
Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders or the Owner of the Excess Spread; provided, however, that the Master
Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage
Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. In connection with any Curtailment of a Mortgage Loan, the Master
Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal
Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby.

     (b)   The Master Servicer shall establish and
maintain a Custodial Account in which the Master
Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

           (i)     All payments on account of
     principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO
     Proceeds received in connection with an REO
     Property for which an REO Disposition has occurred;

           (ii)    All payments on account of interest
     at the Adjusted Mortgage Rate on the Mortgage
     Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

           (iii)   Insurance Proceeds and Liquidation
     Proceeds (net of any related expenses of the Subservicer);

           (iv)    All proceeds of any Mortgage Loans
     purchased pursuant to Section 2.02, 2.03, 2.04 or
     4.07 and all amounts required to be deposited in connection with the substitution of a Qualified
     Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

           (v)     Any amounts required to be deposited
     pursuant to Section 3.07(c) or 3.21; and

           (vi)    All amounts transferred from the
     Certificate Account to the Custodial Account in accordance with Section 4.02(a).

The foregoing requirements for deposit in the Custodial
Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial
Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others.
Notwithstanding such commingling of funds, the Master
Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

     With respect to Insurance Proceeds, Liquidation
Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03,
2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

     (c)   The Master Servicer shall use its best
efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial
Account attributable to the Mortgage Loans in Permitted
Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities.
All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

     (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

     Section 3.08. Subservicing Accounts;
Servicing Accounts.

     (a)   In those cases where a Subservicer is
servicing a Mortgage Loan pursuant to a Subservicing
Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing
Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The
Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing
Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

     (b)   The Subservicer may also be required,
pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related
Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

     (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections
3.11 (with respect to the Primary Insurance Policy) and
3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing
Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

     (d)   The Master Servicer shall advance the
payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance
Proceeds, Liquidation Proceeds or otherwise.

     Section 3.09. Access to Certain Documentation and
                   Information Regarding the Mortgage
                   Loans.

     In the event that compliance with this Section
3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift
Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master
Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

     Section 3.10.  Permitted Withdrawals from the
                    Custodial Account.

     (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial
Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage
Loans for the following purposes:

           (i)      to make deposits into the
     Certificate Account in the amounts and in the manner provided for in Section 4.01;

           (ii)     to reimburse itself or the related
     Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans
     (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly
     Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

           (iii)    to pay to itself or the related
     Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

           (iv)     to pay to itself as additional
     servicing compensation any interest or investment income earned on funds deposited in the Custodial
     Account that it is entitled to withdraw pursuant to Section 3.07(c);

           (v)      to pay to itself as additional
     servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to
     Section 3.08(b);

           (vi)     to pay to itself, a Subservicer, a
     Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders or the Owner of the Excess
     Spread as of the date on which the related Stated
     Principal Balance or Purchase Price is determined;

           (vii)    to reimburse itself or the related
     Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below or any Advance reimbursable to the Master Servicer pursuant to
     Section 4.02(a)(iii);

           (viii)   to reimburse itself or the Company
     for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.13, 3.14(c),
     6.03, 10.01 or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

           (ix)     to reimburse itself for amounts
     expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

           (x)      to withdraw any amount deposited in
     the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

     (b)   Since, in connection with withdrawals
pursuant to clauses (ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage
Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage
Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

     (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable
Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage
Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders and the Owner of the Excess Spread (and not theretofore reimbursed to the Master Servicer or the related
Subservicer).

     Section 3.11.  Maintenance of the Primary
                    Insurance Policies;
                    Collections Thereunder.

     (a)   The Master Servicer shall not take, or
permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary
Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary
Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value
Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance
Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary
Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary
Insurance Policy applicable to a Nonsubserviced
Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance
Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing
Date by such Rating Agency.

     (b)   In connection with its activities as
administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master
Servicer, the Subservicer, if any, the Trustee, Certificateholders and the Owner of the Excess Spread, claims to the Insurer under any Primary Insurance
Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to
Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary
Insurance Policies shall be deposited in the Custodial
Account, subject to withdrawal pursuant to Section
3.10.

     Section 3.12.  Maintenance of Fire Insurance and
                    Omissions and Fidelity Coverage.

     (a)   The Master Servicer shall cause to be
maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements;
provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related
Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan
(other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders and the Owner of the Excess Spread, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master
Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.
Whenever the improvements securing a Mortgage Loan
(other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master
Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged
Property under the national flood insurance program
(assuming that the area in which such Mortgaged
Property is located is participating in such program).

     In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section
3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial
Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee, the Certificateholders and the Owner of the Excess Spread, claims under any such blanket policy.

     (b)   The Master Servicer shall obtain and
maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master
Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

     Section 3.13.  Enforcement of Due-on-Sale Clauses;
                    Assumption and Modification
                    Agreements; Certain Assignments.


     (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

           (i)      the Master Servicer shall not be
     deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

           (ii)     if the Master Servicer determines
     that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

     (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged
Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage
Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person;
provided, however, none of such terms and requirements shall both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage
Loan under the Code (or final, temporary or proposed
Treasury Regulations promulgated thereunder) and cause either REMIC I or REMIC II to fail to qualify as such under the Code. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage
Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required
Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage
Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan
(including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed by the Master
Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master
Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

     (c)   The Master Servicer or the related
Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged
Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related
Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that neither
REMIC I nor REMIC II would fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on either REMIC as a result thereof. Any fee collected by the Master
Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

     (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master
Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit O, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;
(ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws; (iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage
Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

     Section 3.14.  Realization Upon Defaulted
Mortgage Loans.

     (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO
Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or
REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related
Liquidation Proceeds, Insurance Proceeds or REO
Proceeds). In the event of a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10. Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash
Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master
Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund.
Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation
Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized
Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

     (b)   In the event that title to any Mortgaged
Property is acquired by REMIC I as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders and the Owner of the Excess Spread. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in REMIC I until such time as the REO Property shall be sold.
Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

     (c)   In the event that REMIC I acquires any REO
Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall dispose of such REO Property within two years after its acquisition by REMIC I for purposes of Section 860G(a)(8) of the Code or, at the expense of REMIC I, request, more than 60 days before the day on which the two-year grace period would otherwise expire, an extension of the two-year grace period unless the Master Servicer (subject to Section
10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master
Servicer, to the effect that the holding by REMIC I of such REO Property subsequent to such two-year period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause REMIC I to fail to qualify as a REMIC at any time that any Uncertificated REMIC I Regular
Interests are outstanding, in which case REMIC I may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The
Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in
Section 3.10.  Notwithstanding any other provision of
this Agreement, no REO Property acquired by REMIC I shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of REMIC I in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject REMIC I to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of
Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless REMIC I with respect to the imposition of any such taxes.

     (d)   The proceeds of any Cash Liquidation, REO
Disposition or purchase or repurchase of any Mortgage
Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO
Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section
3.10(a)(ii); second, to the Certificateholders and the Owner of the Excess Spread to the extent of accrued and unpaid interest on the Mortgage Loan, and any related
REO Imputed Interest, at the Net Mortgage Rate to the
Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property); fourth, to all
Servicing Fees and Subservicing Fees payable therefrom
(and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

     Section 3.15.  Trustee to Cooperate;
                    Release of Mortgage Files.

     (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master
Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section
3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit H requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master
Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage
Note with, as appropriate, written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial
Account or the Certificate Account.

     (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing
Officer substantially in one of the forms attached as Exhibit H hereto, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required
Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation
Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage
File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged
Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing
Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.
In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial
Account.

     (c)   The Trustee or the Master Servicer on the
Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

     Section 3.16.  Servicing and Other Compensation;
                    Compensating Interest.

     (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage
Loan plus unpaid interest accrued thereon (including
REO Imputed Interest) at the related Net Mortgage Rate, the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related
Subservicer any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

     (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

     (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder
(including payment of premiums for the Primary
Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

     (d)   The Master Servicer's right to receive
servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

     (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master
Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master
Servicer is entitled pursuant to Section 3.10(a)(iii);
second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate
Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

     Section 3.17.  Reports to the Trustee
and the Company.

     Not later than fifteen days after each
Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

     Section 3.18.  Annual Statement as to Compliance.

     The Master Servicer will deliver to the Company and the Trustee on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers'
Certificate stating, as to each signer thereof, that
(i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single
Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation
Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing
Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

     Section 3.19.  Annual Independent Public
                    Accountants' Servicing Report.


     On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American
Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American
Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

     Section 3.20.  Rights of the Company in Respect
                    of the Master Servicer.

     The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master
Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

     Section 3.21.  Administration of Buydown Funds.

     (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The
Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage
Loan, the Subservicer will withdraw from the Buydown
Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

     (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period
(the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage
Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown
Period and the property securing such Buydown Mortgage
Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related
Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master
Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial
Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance
Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.
                      ARTICLE IV

            PAYMENTS TO CERTIFICATEHOLDERS

     Section 4.01.  Certificate Account.

     (a)   The Master Servicer on behalf of the
Trustee shall establish and maintain a Certificate
Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00
P.M. New York time on each Certificate Account Deposit
Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate
Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and
(v) all other amounts constituting the Available
Distribution Amount for the immediately succeeding
Distribution Date.

     (b)   The Trustee shall, upon written request
from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and
(ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time.
The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate
Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

     Section 4.02.  Distributions.

     (a)   On each Distribution Date (i) the Master
Servicer on behalf of the Trustee or (ii) the Paying
Agent appointed by the Trustee, shall distribute to the Owner of the Excess Spread, a distribution thereof pursuant to Section 4.02(a)(i), to the Master Servicer, in the case of a distribution pursuant to Section
4.02(a)(iii), the amount required to be distributed to the Master Servicer or a Subservicer pursuant to
Section 4.02(a)(iii), and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such
Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master
Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder) of the following amounts, in the following order of priority
(subject to the provisions of Section 4.02(b)), in each case to the extent of the Available Distribution
Amount:

           (i) to the Class A Certificateholders
     (other than the Class A-8 Certificateholders),
     Class R Certificateholders and the Owner of the Excess Spread, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates and the amount of Excess Spread with respect to such Distribution Date, Accrued
     Certificate Interest on such Classes of
     Certificates and such Excess Spread, as
     applicable, for such Distribution Date, plus any Accrued Certificate Interest thereon or Excess
     Spread remaining unpaid from any previous
     Distribution Date except as provided in the last paragraph of this Section 4.02(a);

           (ii)     to the Class A Certificateholders
     and Class R Certificateholders, in the priorities and amounts set forth in Section 4.02(b)(i) through (iv) and Section 4.02(c) and (d), the sum of the following (applied to reduce the Certificate Principal Balances of such Class A
     Certificates or Class R Certificates, as applicable):

               (A)  the Senior Percentage for such
           Distribution Date times the sum of the
           following:

                    (1)  the principal portion of each
               Monthly Payment due during the related
               Due Period on each Outstanding Mortgage
               Loan, whether or not received on or
               prior to the related Determination
               Date, minus the principal portion of
               any Debt Service Reduction which
               together with other Bankruptcy Losses
               exceeds the Bankruptcy Amount;

                    (2)  the Stated Principal Balance
               of any Mortgage Loan repurchased during
               the related Prepayment Period (or
               deemed to have been so repurchased in
               accordance with Section 3.07(b))
               pursuant to Section 2.02, 2.03, 2.04 or
               4.07 and the amount of any shortfall
               deposited in the Custodial Account in
               connection with the substitution of a
               Deleted Mortgage Loan pursuant to
               Section 2.03 or 2.04 during the related
               Prepayment Period; and

                    (3)  the principal portion of all
               other unscheduled collections (other
               than Principal Prepayments in Full and
               Curtailments and amounts received in
               connection with a Cash Liquidation or
               REO Disposition of a Mortgage Loan
               described in Section 4.02(a)(ii)(B),
               including without limitation Insurance
               Proceeds, Liquidation Proceeds and REO
               Proceeds) received during the related
               Prepayment Period (or deemed to have
               been so received in accordance with
               Section 3.07(b)) to the extent applied
               by the Master Servicer as recoveries of
               principal of the related Mortgage Loan
               pursuant to Section 3.14;

               (B)  with respect to each Mortgage Loan
           for which a Cash Liquidation or a REO
           Disposition occurred during the related
           Prepayment Period (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess
           Fraud Losses, Excess Bankruptcy Losses or
           Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated
           Principal Balance of such Mortgage Loan and
           (b) the Senior Accelerated Distribution
           Percentage for such Distribution Date times the related unscheduled collections
           (including without limitation Insurance
           Proceeds, Liquidation Proceeds and REO
           Proceeds) to the extent applied by the
           Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to
           Section 3.14;

               (C)  the Senior Accelerated Distribution
           Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period;

               (D)  the Accrual Distribution Amount;

               (E)  any Excess Subordinate Principal
           Amount for such Distribution Date;

               (F)  any amounts described in subsection
           (ii)(Y), clauses (A), (B), (C) and (D) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (F) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Class M
           Certificates or Class B Certificates;

           (iii)    if the Certificate Principal
     Balances of the Class M Certificates and Class B
     Certificates have not been reduced to zero, to the Master Servicer or a Subservicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Subservicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such
     Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess
     Special Hazard Losses, Excess Fraud Losses, Excess
     Bankruptcy Losses or Extraordinary Losses;

           (iv)     to the Holders of the Class M-1
     Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

           (v)      to the Holders of the Class M-1
     Certificates, an amount equal to the Subordinate
     Principal Distribution Amount for such Class of
     Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

           (vi)     to the Holders of the Class M-2
     Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

           (vii)    to the Holders of the Class M-2
     Certificates, an amount equal to the Subordinate
     Principal Distribution Amount for such Class of
     Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

           (viii)   to the Holders of the Class M-3
     Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

           (ix)     to the Holders of the Class M-3
     Certificates, an amount equal to the Subordinate
     Principal Distribution Amount for such Class of
     Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

           (x)      to the Holders of the Class B-1
     Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

           (xi)     to the Holders of the Class B-1
     Certificates, an amount equal to the Subordinate
     Principal Distribution Amount for such Class of
     Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

           (xii)    to the Holders of the Class B-2
     Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

           (xiii)   to the Holders of the Class B-2
     Certificates, an amount equal to the Subordinate
     Principal Distribution Amount for such Class of
     Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

           (xiv)    to the Holders of the Class B-3
     Certificates, an amount equal to the Accrued
     Certificate Interest thereon for such Distribution
     Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous
     Distribution Date, except as provided below;

           (xv)     to the Holders of the Class B-3
     Certificates, an amount equal to the Subordinate
     Principal Distribution Amount for such Class of
     Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

           (xvi)    to the Class A Certificateholders
     and Class R Certificateholders in the priority set forth in Section 4.02(b), the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Class A and
     Class R Certificates, but in no event more than the aggregate of the outstanding Certificate
     Principal Balances of each such Class of Class A and Class R Certificates, and thereafter, to each Class of Class M Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class A Certificates and Class R Certificates have been retired, applied to reduce the Certificate
     Principal Balance of each such Class of Class M
     Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class M Certificates; and thereafter to each such Class of Class B Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class M Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class B Certificates, but in no event more than the outstanding Certificate
     Principal Balance of each such Class of Class B
     Certificates; and

           (xvii)   to the Class R-I
     Certificateholders, the balance, if any, of the Available Distribution Amount.

     Notwithstanding the foregoing, on any Distribution
Date, with respect to the Class of Class B Certificates outstanding on such Distribution Date with the highest numerical designation, or in the event the Class B
Certificates are no longer outstanding, the Class of Class M Certificates then outstanding with the highest numerical designation, or in the event the Class B
Certificates and Class M Certificates are no longer outstanding, the Class A and Class R Certificates,
Accrued Certificate Interest thereon remaining unpaid and Excess Spread remaining unpaid from any previous
Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest or Excess Spread was attributable to interest shortfalls relating to Nonrecoverable Advances as determined by the Master Servicer with respect to the related
Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

     (b)   Distributions of principal on the Class A
Certificates (other than the Class A-9 Certificates, to the extent of Class A-9 Component A, Class A-9
Component E and Class A-9 Component H) and Class R
Certificates on each Distribution Date occurring prior to the occurrence of the Credit Support Depletion Date will be made as follows:

           (i) an amount equal to the sum of the
     following shall be distributed concurrently to the Class A-10 Certificates and Class A-11
     Certificates, on a pro rata basis in proportion to their respective Certificate Principal Balances, in reduction of the respective Certificate
     Principal Balances thereof:

               (A) the Prepayment Lockout
               Certificates' pro rata share (based on
               the aggregate Certificate Principal
               Balance thereof relative to the
               aggregate Certificate Principal Balance
               of all classes of Senior Certificates)
               of the aggregate of the amounts set
               forth in Sections 4.02(a)(ii)(A), (E)
               and (F); and

               (B)  (1) for any Distribution Date
                    occurring prior to the Distribution
                    Date occurring in April 2001, 0% of
                    the amounts set forth in Sections
                    4.02(ii)(B) and (C);

                    (2) for any Distribution Date on
                    and after the Distribution Date
                    occurring in April 2001 and prior
                    to the Distribution Date occurring
                    in April 2002, 30% of the
                    Prepayment Lockout Certificates'
                    pro rata share (based on the
                    aggregate Certificate Principal
                    Balance thereof relative to the
                    aggregate Certificate Principal
                    Balance of all classes of Senior
                    Certificates) of the amounts set
                    forth in Sections 4.02(ii)(B) and
                    (C);

                    (3) for any Distribution Date on
                    and after the Distribution Date
                    occurring in April 2002 and prior
                    to the Distribution Date occurring
                    in April 2003, 40% of the
                    Prepayment Lockout Certificates'
                    pro rata share (based on the
                    aggregate Certificate Principal
                    Balance thereof relative to the
                    aggregate Certificate Principal
                    Balance of all classes of Senior
                    Certificates) of the amounts set
                    forth in Sections 4.02(ii)(B) and
                    (C);

                    (4) for any Distribution Date on
                    and after the Distribution Date
                    occurring in April 2003 and prior
                    to the Distribution Date occurring
                    in April 2004, 60% of the
                    Prepayment Lockout Certificates'
                    pro rata share (based on the
                    aggregate Certificate Principal
                    Balance thereof relative to the
                    aggregate Certificate Principal
                    Balance of all classes of Senior
                    Certificates) of the amounts set
                    forth in Sections 4.02(ii)(B) and
                    (C);

                    (5) for any Distribution Date on
                    and after the Distribution Date
                    occurring in April 2004 and prior
                    to the Distribution Date occurring
                    in April 2005, 80% of the
                    Prepayment Lockout Certificates'
                    pro rata share (based on the
                    aggregate Certificate Principal
                    Balance thereof relative to the
                    aggregate Certificate Principal
                    Balance of all classes of Senior
                    Certificates) of the amounts set
                    forth in Sections 4.02(ii)(B) and
                    (C); and

                    (6) for any Distribution Date on
                    and after the Distribution Date
                    occurring in April 2005, 100% of
                    the Prepayment Lockout
                    Certificates' pro rata share (based
                    on the aggregate Certificate
                    Principal Balance thereof relative
                    to the aggregate Certificate
                    Principal Balance of all classes of
                    Senior Certificates) of the amounts
                    set forth in Sections 4.02(ii)(B)
                    and (C);

               provided that if the aggregate of the
               amounts set forth in clauses
               4.02(a)(ii)(A) through (F) is more than
               the balance of the Available
               Distribution Amount remaining after the
               Senior Interest Distribution Amount has
               been distributed, the amount paid to
               the Prepayment Lockout Certificates
               pursuant to this Section 4.02(b)(i)
               shall be reduced by an amount equal to
               the Prepayment Lockout Certificates'
               pro rata share of such difference, and
               provided further that if on any
               Distribution Date the Certificate
               Principal Balance of the Class A
               Certificates (other than the Prepayment
               Lockout Certificates) and Class R
               Certificates has been reduced to zero,
               the Prepayment Lockout Certificates
               will be entitled to receive 100% of the
               Senior Principal Distribution Amount
               for such Distribution Date;


           (ii)     an amount equal to the Accrual
     Distribution Amount shall be distributed, sequentially, to the Class A-4 Certificates and Class A-9 Certificates, with the amount distributed to the Class A-9 Certificates to be allocated in reduction of Class A-9 Component C, in each case until the Certificate Principal
     Balance or amount thereof has been reduced to zero;

           (iii)    the balance of the Senior Principal
     Distribution Amount, if any, remaining after the distributions described in Sections 4.02(b)(i) and
     (ii) above (the "Adjusted Senior Principal
     Distribution Amount") shall be distributed to the Class R-I Certificates and Class R-II
     Certificates, concurrently, with the amount so distributed allocated to the Class R-I
     Certificates and Class R-II Certificates on a pro rata basis in proportion to the respective
     Certificate Principal Balances of such
     Certificates, until their respective Certificate
     Principal Balances are reduced to zero;

           (iv)     the balance of the Adjusted Senior
     Principal Distribution Amount, if any, remaining after the distribution described in Section
     4.02(b)(iii) above shall be distributed
     concurrently as follows:

               (A)  50.0074102452% of such amount shall
                    be distributed as follows:

                    (1) 47.8337636027%, 43.6131374025%
                    and 8.5530989948% concurrently to
                    the Class A-1, Class A-2 and Class
                    A-9 Certificates, respectively,
                    with the amount distributed to the
                    Class A-9 Certificates to be
                    allocated in reduction of the Class
                    A-9 Component B thereof, until the
                    Certificate Principal Balance of
                    the Class A-2 Certificates has been
                    reduced to zero;

                    (2) 47.8337636027%, 43.6131374025%
                    and 8.5530989948% concurrently to
                    the Class A-1, Class A-3 and Class
                    A-9 Certificates, respectively,
                    with the amount distributed to the
                    Class A-9 Certificates to be
                    allocated in reduction of the Class
                    A-9 Component B thereof, until the
                    Certificate Principal Balances of
                    the Class A-1 Certificates and
                    Class A-3 Certificates have been
                    reduced to zero;

                    (3) to the Class A-9 Certificates,
                    in reduction of the Class A-9
                    Component B thereof, until the
                    amount of such Component has been
                    reduced to zero;

                    (4) to the Class A-4 Certificates,
                    until the Certificate Principal
                    Balance thereof has been reduced to
                    zero;

                    (5) to the Class A-9 Certificates,
                    in reduction of the Class A-9
                    Component C thereof, until the
                    amount of such Component has been
                    reduced to zero; and

                    (6)  to the Class A-9 Certificates,
                    in reduction of the Class A-9
                    Component D thereof, until the
                    amount of such Component has been
                    reduced to zero; and

               (B)  49.9925897548% of such amount shall
                    be distributed as follows:

                    (1) an amount equal to the lesser
                    of (1) the amount set forth in
                    Section 4.02(b)(iv)(B) and (2) the
                    aggregate amount necessary to
                    reduce the outstanding Certificate
                    Principal Balances of the TAC
                    Certificates and the outstanding
                    amounts of the TAC Components to
                    their respective Targeted Principal
                    Balances of each such class or
                    Component for such Distribution
                    Date, shall be distributed in
                    reduction of the Certificate
                    Principal Balances of the TAC
                    Certificates and the amounts of the
                    TAC Components as follows:

                         (aa) first, 28.1375080016%,
                         8.5530989948% and
                         63.3093930036% concurrently to
                         the Class A-5 Certificates,
                         Class A-9 Certificates (with
                         the amount distributed to the
                         Class A-9 Certificates to be
                         allocated in reduction of the
                         Class A-9 Component F) and
                         Class A-12 Certificates, until
                         the Certificate Principal
                         Balances of the Class A-5
                         Certificates and Class A-12
                         Certificates and the amount of
                         the Class A-9 Component F have
                         been reduced to their Targeted
                         Principal Balances or the
                         Certificate Principal Balance
                         of the Class A-12 Certificates
                         has been reduced to zero;

                         (bb) second, 28.1375080016%,
                         8.5530989948% and
                         63.3093930036% concurrently to
                         the Class A-5 Certificates,
                         Class A-9 Certificates (with
                         the amount distributed to the
                         Class A-9 Certificates to be
                         allocated in reduction of the
                         Class A-9 Component F) and
                         Class A-13 Certificates, until
                         the Certificate Principal
                         Balances of the Class A-5
                         Certificates and Class A-13
                         Certificates and the amount of
                         the Class A-9 Component F have
                         been reduced to their Targeted
                         Principal Balances or the
                         Certificate Principal Balance
                         of the Class A-13 Certificates
                         has been reduced to zero;

                         (cc) third, to the Class A-6
                         Certificates, until the
                         Certificate Principal Balance
                         thereof has been reduced to
                         its Targeted Principal
                         Balance; and

                         (dd) fourth, to the Class A-9
                         Certificates, in reduction of
                         the Class A-9 Component G
                         thereof, until the amount of
                         such Component has been
                         reduced to its Targeted
                         Principal Balance;

                    (2)  the balance, if any, remaining
                    after the distributions described
                    in clause (B)(1) above, shall be
                    distributed as follows:

                         (aa) first, concurrently to
                         the Class A-7 Certificates and
                         Class A-8 Certificates, on a
                         pro rata basis in proportion
                         to their respective
                         Certificate Principal
                         Balances, until the
                         Certificate Principal Balances
                         thereof have been reduced to
                         zero;

                         (bb)  second, 28.1375080016%,
                         8.5530989948% and
                         63.3093930036% concurrently to
                         the Class A-5 Certificates,
                         Class A-9 Certificates (with
                         the amount distributed to the
                         Class A-9 Certificates to be
                         allocated in reduction of the
                         Class A-9 Component F) and
                         Class A-12 Certificates,
                         without regard to the Targeted
                         Principal Balances thereof,
                         until the Certificate
                         Principal Balance of the Class
                         A-12 Certificates has been
                         reduced to zero;

                         (cc) third, concurrently to
                         the Class A-5 Certificates,
                         Class A-9 Certificates (with
                         the amount distributed to the
                         Class A-9 Certificates to be
                         allocated in reduction of the
                         Class A-9 Component F) and
                         Class A-13 Certificates, on a
                         pro rata basis in proportion
                         to their respective then-
                         current Certificate Principal
                         Balances of the Class A-5 and
                         Class A-13 Certificates and
                         the amount of Class A-9
                         Component F, without regard to
                         the Targeted Principal
                         Balances thereof, until the
                         Certificate Principal Balances
                         of the Class A-5 Certificates
                         and Class A-13 Certificates
                         and the amount of the Class A-
                         9 Component F have been
                         reduced to zero;

                         (dd) fourth, to the Class A-6
                         Certificates, without regard
                         to the Targeted Principal
                         Balance thereof, until the
                         Certificate Principal Balance
                         thereof has been reduced to
                         zero; and

                         (ee) fifth, to the Class A-9
                         Certificates, in reduction of
                         the Class A-9 Component G
                         thereof, without regard for
                         the Targeted Principal Balance
                         thereof, until the amount of
                         such Component has been
                         reduced to zero.

     (c)   On or after the occurrence of the Credit
Support Depletion Date but prior to the reduction of the Certificate Principal Balance of the Senior Support
Certificates to zero, all priorities relating to distributions as described above in respect of principal among the various classes of Class A
Certificates and Class R Certificates will be disregarded and the Senior Principal Distribution
Amount will be distributed among all classes of Class A
Certificates and Class R Certificates pro rata in accordance with their respective outstanding
Certificate Principal Balances and the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein; provided that the aggregate amount distributable to the Super Senior Certificates and Senior Support Certificates in respect of the aggregate
Accrued Certificate Interest thereon and in respect of their collective pro rata portion of the Senior
Principal Distribution Amount will be distributed among such Certificates in the following priority: first, to the Super Senior Certificates, up to an amount equal to the Accrued Certificate Interest thereon; second, to the Super Senior Certificates, the Super Senior Optimal
Principal Distribution Amount thereof, in reduction of the Certificate Principal Balance thereof until such Certificate Principal Balances has been reduced to zero; third, to the Senior Support Certificates, up to an amount equal to the Accrued Certificate Interest thereon; and fourth, to the Senior Support
Certificates, the remainder of the amount so distributable among the Super Senior Certificates and Senior Support Certificates, until the Certificate
Principal Balance thereof is reduced to zero.

     (d)   On or after the occurrence of the Credit
Support Depletion Date and upon reduction of the Certificate Principal Balance of the Senior Support
Certificates to zero, all priorities relating to distributions as described above in respect of principal among the various classes of Class A
Certificates and Class R Certificates will be disregarded and the Senior Principal Distribution
Amount will be distributed among all classes of Class A
Certificates and Class R Certificates pro rata in accordance with their respective outstanding
Certificate Principal Balances.

     (e)   On each Distribution Date prior to the
Accretion Termination Date, an amount equal to the Accrued Certificate Interest that would otherwise be distributed on the Class A-9 Certificates in respect of Class A-9 Component D shall be added to the amount of such Component (the amount so added, the "Accrual
Distribution Amount"); provided that if the Accretion
Termination Date is the Credit Support Depletion Date, the entire amount of Accrued Certificate Interest on Class A-9 Component D for such Distribution Date will be paid in respect of Class A-9 Component D to the Holders of the Class A-9 Certificates. On or after the Accretion Termination Date, the entire amount of Accrued Certificate Interest on Class A-9 Component D for such Distribution Date shall be payable in respect of Class A-9 Component D to the Holders of the Class
A-9 Certificates to the extent not required to reduce the Certificate Principal Balance of the Class A-4
Certificates to zero and reduce the amount of Class A-9
Component C to zero on such Accretion Termination Date.
Any such Accrued Certificate Interest on Class A-9
Component D which is required to be paid to reduce the Certificate Principal Balance the Class A-4
Certificates and reduce the amount of Class A-9
Component C to zero on the Accretion Termination Date will be added to the amount of Class A-9 Component D in the manner described in the first sentence of this
Section 4.02(e).

     (f) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized
Loss was determined to have occurred the Master
Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries
(net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related
Seller pursuant to the applicable Seller's Agreement), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated or to the Owner of the Excess Spread, if applicable, (with the amounts to be distributed allocated among such Classes and the Excess Spread in the same proportions as such Realized Loss was allocated), subject to the following: No such distribution shall be in an amount that would result in total distributions in respect of Excess Spread or on the Certificates of any such Class in excess of the total amounts of principal and interest that would have been distributable thereon if such Cash Liquidation or REO Disposition had occurred but had resulted in a Realized Loss equal to zero.
Notwithstanding the foregoing, no such distribution shall be made with respect to the Excess Spread or the Certificates of any Class to the extent that either (i) such Excess Spread or Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 11.01(e) or (ii) such Excess Spread or Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof.
Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution, on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

     (g)   Each distribution with respect to a
Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository
Participants in accordance with its normal procedures.
Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents.
None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

     (h)   Except as otherwise provided in Section
9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master
Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two
(2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

     Section 4.03.  Statements to Certificateholders
                    and the Owner of the Excess Spread.

     (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder, the Owner of the Excess Spread and the Company a statement setting forth the following information as to the Excess Spread and each Class of Certificates to the extent applicable:

           (i)      (a) the amount of such distribution
     to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

           (ii)     the amount of such distribution to
     Holders of such Class of Certificates allocable to interest and to the Owner of the Excess Spread;

           (iii)    if the distribution to the Holders
     of such Class of Certificates or such Owner is less than the full amount that would be distributable to such Holders or Owner if there were sufficient funds available therefor, the amount of the shortfall;

           (iv)     the amount of any Advance by the
     Master Servicer pursuant to Section 4.04;

           (v)      the number and Pool Stated
     Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

           (vi)     the aggregate Certificate Principal
     Balance of each Class of Certificates, and each of the Senior, Class M and Class B Percentages, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

           (vii)    the related Subordinate Principal
     Distribution Amount and Prepayment Distribution
     Percentage, if applicable;

           (viii)   on the basis of the most recent
     reports furnished to it by Subservicers, the number and aggregate principal balances of Mortgage Loans that are delinquent (A) one month,
     (B) two months and (C) three months and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

           (ix)     the number, aggregate principal
     balance and book value of any REO Properties;

           (x)      the aggregate Accrued Certificate
     Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

           (xi)     the Special Hazard Amount, Fraud
     Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

           (xii)    the weighted average Spread Rate
     for such Distribution Date;

           (xiii)   the occurrence of the Credit
     Support Depletion Date and the Accretion
     Termination Date;

           (xiv)    the Senior Accelerated Distribution
     Percentage applicable to such distribution;

           (xv)     the Senior Percentage for such
     Distribution Date;

           (xvi)    the aggregate amount of Realized
     Losses for such Distribution Date;

           (xvii)   the aggregate amount of any
     recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty;

           (xviii) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

           (xix)    the weighted average Mortgage Rates
     of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section
4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

     (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Owner of the Excess Spread or the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master
Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

     (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master
Servicer pursuant to any requirements of the Code.

     (d)   Upon the written request of any
Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting
Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

     Section 4.04.  Distribution of Reports to the
                    Trustee and the Company; Advances
                    by the Master Servicer.

     (a)   Prior to the close of business on the
Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders and the Owner of the Excess Spread by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

     (b)   On or before 2:00 P.M. New York time on
each Certificate Account Deposit Date, the Master
Servicer shall either (i) deposit in the Certificate
Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage
Loans as of the related Due Date, which Monthly
Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable
Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate
Account all or a portion of the Amount Held for Future
Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and
(ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00
A.M. New York time on any future Certificate Account
Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial
Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders and the Excess Spread required to be made on the following Distribution Date.
The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section
3.07(b) that has been deposited in the Custodial
Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a)(iii) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly
Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to
Section 3.10.

     The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed
Advance, if made, would constitute a Nonrecoverable
Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Seller and the Trustee.

     In the event that the Master Servicer determines as of the Business Day preceding any Certificate
Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

     The Trustee shall deposit all funds it receives pursuant to this Section 4.04 into the Certificate
Account.


     Section 4.05.  Allocation of Realized Losses.

     Prior to each Distribution Date, the Master
Servicer shall determine the total amount of Realized
Losses, if any, that resulted from any Cash
Liquidation, Debt Service Reduction, Deficient
Valuation or REO Disposition that occurred during the related Prepayment Period. The amount of each Realized
Loss shall be evidenced by an Officers' Certificate.
All Realized Losses, other than Excess Special Hazard
Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows:
first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3
Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class
M-2 Certificates until the Certificate Principal
Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal
Balance thereof has been reduced to zero; and, thereafter, among all the Class A Certificates, Class R
Certificates and, in respect of the interest portion of such Realized Losses, the Excess Spread, on a pro rata basis, as described below; except that the principal portion of Defaulted Mortgage Losses otherwise allocable to the Super Senior Certificates will be allocated to the Senior Support Certificates until the Certificate Principal Balance of the Senior Support
Certificates is reduced to zero. Any Realized Losses allocated to the Class A-9 Certificates pursuant to this Section 4.05 will be allocated among the Class A-9
Component B, Class A-9 Component C, Class A-9 Component
D, Class A-9 Component F and Class A-9 Component G on a pro rata basis in the case of the principal portion of such Realized Losses and to the Class A-9 Component A,
Class A-9 Component B, Class A-9 Component C, Class A-9
Component D, Class A-9 Component E, Class A-9 Component
F, Class A-9 Component G and Class A-9 Component H on a pro rata basis in the case of the interest portion of such Realized Losses.. Any Excess Special Hazard
Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses will be allocated among the Class A, Class M, Class B and Class R Certificates, and, in respect of the interest portion of such Realized Losses, the Excess Spread, on a pro rata basis, as described below.

     As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified
Classes of Certificates and the Excess Spread or among two or more Components means an allocation on a pro rata basis, among the various Classes so specified and the Excess Spread or among the various Components, to each such Class of Certificates or each such Component on the basis of their then outstanding Certificate
Principal Balances or amounts prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon or amount of Excess Spread payable on such Distribution
Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss; provided that in determining the Certificate Principal Balance of the Class A-9 Certificates for the purpose of allocating any portion of a Realized Loss thereto, the Certificate
Principal Balance of the Class A-9 Certificates shall be deemed to be equal to the sum of the amounts of the Class A-9 Component B, the Class A-9 Component C, Class
A-9 Component D, Class A-9 Component F and the Class
A-9 Component G and the amount of the Class A-9
Component D shall be deemed to be the lesser of (i) the original amount of such Component and (ii) the amount of such Component prior to giving effect to distributions to be made on such Distribution Date.
Except as provided in the following sentence, any allocation of the principal portion of Realized Losses
(other than Debt Service Reductions) to a Class of
Certificates shall be made by reducing the Certificate
Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service
Reductions) to the Class B Certificates or, after the Certificate Principal Balances of the Class B
Certificates have been reduced to zero, to the Class of Class M Certificates then outstanding with the highest numerical designation shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a).
Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a).
All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

     Section 4.06.  Reports of Foreclosures and
                    Abandonment of Mortgaged Property.


     The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H,
6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.


     Section 4.07.  Optional Purchase of Defaulted
                    Mortgage Loans.


     As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate
Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing
Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage
Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master
Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. Notwithstanding anything to the contrary in this Section 4.07, the Master Servicer shall continue to service any such Mortgage Loan after the date of such purchase in accordance with the terms of this Agreement and, if any Realized Loss with respect to such Mortgage Loan occurs, allocate such Realized Loss in accordance with the terms hereof as if such Mortgage
Loan had not been so purchased. For purposes of this Agreement, a payment of the Purchase Price by the Master Servicer pursuant to this Section 4.07 will be viewed as an advance and any Realized Loss shall be recoverable pursuant to the provisions for the recovery of advances as set forth herein.

     Section 4.08.  Distributions on the Uncertificated
                    REMIC I and REMIC II Regular
                    Interests.

           (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC I Regular Interests, the
Uncertificated REMIC I Regular Interest Distribution
Amounts in the following order of priority to the extent of the Available Distribution Amount reduced by distributions made to the Class R-I Certificates pursuant to Section 4.02(a):

        (i)    Uncertificated Accrued Interest on the
     Uncertificated REMIC I Regular Interests for such
     Distribution Date, plus any Uncertificated Accrued
     Interest thereon remaining unpaid from any previous Distribution Date; and

       (ii)    In accordance with the priority set
     forth in Section 4.08(b), an amount equal to the sum of the amounts in respect of principal distributable on the Class A-1, Class A-2, Class
     A-3, Class A-4, Class A-5, Class A-6, Class A-7,
     Class A-8, Class A-10, Class A-11, Class A-12,
     Class A-13, Class M-1, Class M-2, Class M-3, Class
     B-1, Class B-2, Class B-3 and Class R-II
     Certificates and Class A-9 Component B, Class A-9
     Component C, Class A-9 Component D, Class A-9
     Component F and Class A-9 Component G under
     Section 4.02(a), as allocated thereto pursuant to
     Section 4.02(b).

           (b) The amount described in Section
4.08(a)(ii) shall be deemed distributed to (i)
Uncertificated REMIC I Regular Interest V, (ii)
Uncertificated REMIC I Regular Interest W, (iii)
Uncertificated REMIC I Regular Interest X and (iv)
Uncertificated REMIC I Regular Interest Y with the amount to be distributed allocated among such interests in accordance with the priority assigned to the (i)
Class A-1, Class A-2 and Class A-3 Certificates, (ii)
Class A-4 Certificates, (iii) Class A-5, Class A-12 and
Class A-13 Certificates and (iv) Class A-6, Class A-7,
Class A-8, Class A-10, Class A-11, Class M-1, Class
M-2, Class M-3, Class B-1, Class B-2, Class B-3 and
Class R-II Certificates and Class A-9 Component B,
Class A-9 Component C, Class A-9 Component D, Class A-9
Component F and Class A-9 Component G, respectively, under Section 4.02(b) until the Uncertificated
Principal Balance of each such interest is reduced to zero.

           (c) The portion of the Uncertificated REMIC
I Regular Interest Distribution Amounts described in
Section 4.08(a)(ii) shall be deemed distributed by REMIC I to REMIC II in accordance with the priority assigned to the REMIC II Certificates relative to that assigned to the REMIC I Certificates under Section
4.02(b).

           (d) In determining from time to time the Uncertificated REMIC I Regular Interest V Distribution
Amount, Uncertificated REMIC I Regular Interest W
Distribution Amount, Uncertificated REMIC I Regular
Interest X Distribution Amount, Uncertificated REMIC I
Regular Interest Y Distribution Amount and
Uncertificated REMIC I Regular Interest Z Distribution
Amount, Realized Losses allocated to the Class A-1,
Class A-2 and Class A-3 Certificates and the Class A-9
Component A under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest V;
Realized Losses allocated to the Class A-4 Certificates and the Class A-9 Component E under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular
Interest W; Realized Losses allocated to the Class A-5,
Class A-12 and Class A-13 Certificates and the Class
A-6 Component H under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest X;
Realized Losses allocated to the Class A-6, Class A-7,
Class A-8, Class A-9 (to the extent of Class A-9
Component B, Class A-9 Component C, Class A-9 Component
D, Class A-9 Component F and Class A-9 Component G),
Class A-10, Class A-11, Class M-1, Class M-2, Class
M-3, Class B-1, Class B-2, Class B-3 and Class R-II
Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest Y;
and Realized Losses allocated to the Excess Spread under Section 4.05 shall be deemed allocated to the Uncertificated REMIC I Regular Interest Z.

           (e) On each Distribution Date the Trustee shall be deemed to distribute from REMIC II, in the priority set forth in Sections 4.02(a) and (b), to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5,
Class A-6, Class A-7, Class A-8, Class A-9, Class A-10,
Class A-11, Class A-12, Class A-13, Class M-1, Class
M-2, Class M-3, Class B-1, Class B-2, Class B-3 and
Class R-II Certificates and to the Owner of the Excess
Spread the amounts distributable thereon, from the Uncertificated REMIC I Regular Interest Distribution
Amounts deemed to have been received by REMIC II from REMIC I under this Section 4.08.

           (f) Notwithstanding the deemed
distributions on the Uncertificated REMIC I Regular
Interests and to the Owner of the Excess Spread described in this Section 4.08, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.
                       ARTICLE V

          THE CERTIFICATES AND EXCESS SPREAD

     Section 5.01.  The Certificates.

     (a)   The Class A, Class M, Class B and Class R
Certificates, respectively, shall be substantially in the forms set forth in Exhibits A, B, C and D and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more
Custodians of the documents specified in Section 2.01.
The Certificates, other than the Class R Certificates, shall be issuable in minimum dollar denominations of $25,000 (or $250,000 in the case of the Class A-9, Class M-2, Class M-3, Class B-1, Class B-2 and Class
B-3 Certificates) and integral multiples of $1 (in the case of the Class A-1, Class A-2, Class A-3, Class A-4,
Class A-5, Class A-6, Class A-7, Class A-8, Class A-10,
Class A-11, Class A-12 and Class A-13 Certificates) and
$1,000 (in the case of all other Classes of Certificates) in excess thereof, except that one
Certificate of the Class B-3 Certificates may be issued in a denomination equal to $250,373.98

     The Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage
Interest; provided, however, that one Class R-I
Certificate and one Class R-II Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

     The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates.
No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     (b)  The Class A Certificates, other than the
Class A-9 Certificates, shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificateholders shall hold their respective Ownership Interests in and to each of the Class A Certificates, other than the Class A-9
Certificates, through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate
Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository
Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry
Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry
Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry
Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective
Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners.
Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry
Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

     If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive
Certificates to Certificate Owners requesting the same.
Upon surrender to the Trustee of the Book-Entry
Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Company, the
Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.
Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     Section 5.02.  Registration of Transfer and
                    Exchange of Certificates and
                    Restrictions on Transfer of Excess
                    Spread.


     (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed
Certificate Registrar for the purpose of registering
Certificates and transfers and exchanges of Certificates as herein provided. The Certificate
Registrar, or the Trustee, shall provide the Master
Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination
Date.

     (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section
8.12 and, in the case of any Class A-9, Class A-11, Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new
Certificates of a like Class and aggregate Percentage
Interest.

     (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate
Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

     (d)  No transfer, sale, pledge or other
disposition of a Class A-9 Certificate or Class B
Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws.
Except as provided in Section 5.02(e), in the event that a transfer of a Class A-9 Certificate or Class B
Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit J hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit K hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit L attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master
Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and
(B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

     (e)  The first transfer of any Class A-9
Certificate by the first Holder that is not an Affiliate of the Company may only be made if the prospective transferee of such a Certificate provides the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit L attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that notwithstanding the foregoing, the transferees of the Class A-9 Certificates in the aggregate who purchased from the first Holder that was not an Affiliate of the Company may include three institutional accredited investors who purchased in compliance with the first sentence of Section 5.02(d).
Such transfers shall be deemed to have complied with the requirements of Section 5.02(d). The Holder of such a Certificate desiring to effect such transfer does hereby agree to indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if transfer is not made in accordance with this Agreement. Each Holder of such a Certificate on the Closing Date does hereby agree that it will comply with the requirements of this
Section 5.02(e) in connection with the transfer of any such Certificate.

     (f)  In the case of any Class A-11, Class M, Class
B or Class R Certificate presented for registration in the name of an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments) or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using
"plan assets" of any such plan to effect such acquisition, unless otherwise directed by the Company, the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of a Class A-11, Class M, Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer. The
Trustee may (unless otherwise directed by the Company) require that any prospective transferee of a Class A-
11, Class M, Class B or Class R Certificate provide either a certification to the effect set forth in paragraph six of Exhibit J, which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person
(including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition. So long as the Class A-11 Certificates are Book-Entry
Certificates, any purchaser of a Class A-11 Certificate will be deemed to have represented by such purchase that either (a) such purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code and is not purchasing such Certificates on behalf of or with "plan assets" of any Plan or (b) the purchase of any such Certificate by or on behalf of or with "plan assets" of any Plan is permissible under applicable law, will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code, and will not subject the Master Servicer, the Company or the Trustee to any obligation in addition to those undertaken in this Agreement.

     (g) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R
Certificate are expressly subject to the following provisions:

          (A)  Each Person holding or acquiring any
     Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (B) In connection with any proposed Transfer of any Ownership Interest in a Class R
     Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit
     I-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R
     Certificate that is the subject of the proposed
     Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(g) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit I-2, from the Holder wishing to transfer the Class R
     Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

          (C)  Notwithstanding the delivery of a
     Transfer Affidavit and Agreement by a proposed
     Transferee under clause (B) above, if a
     Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R
     Certificate to such proposed Transferee shall be effected.

          (D)  Each Person holding or acquiring any
     Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit I-2.

          (E)  Each Person holding or acquiring an
     Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury
     Regulations Section 1.67-3T(a)(2)(i)(A)
     immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

     (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit I-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and
Disqualified Organizations (as defined in Section
860E(e)(5) of the Code) are prohibited.

     (iii)     (A)  If any Disqualified Organization
shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R
Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R
Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury
Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R
Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class
R Certificate that is in fact not permitted by this
Section 5.02(g) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

          (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(g) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R
Certificate to a purchaser selected by the Master
Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master
Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

     (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any
Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections
1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result
of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class
R Certificate having as among its record holders at any time any Person who is a Disqualified Organization.
Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

     (v) The provisions of this Section 5.02(g) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

          (A)  written notification from each Rating
     Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Class A, Class M, Class B or Class R Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

          (B)  subject to Section 10.01(f), a
     certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause either REMIC I or REMIC
     II to cease to qualify as a REMIC and will not cause (x) either REMIC I or REMIC II to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a
     Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

     (h)  No service charge shall be made for any
transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate
Registrar.

     (j)   So long as the Excess Spread remains
uncertificated, no transfer, sale, pledge or other disposition thereof shall be made by Residential
Funding.

     Section 5.03.  Mutilated, Destroyed, Lost or
                    Stolen Certificates.


     If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen
Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate
Registrar) connected therewith.  Any duplicate
Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed
Certificate shall be found at any time.

     Section 5.04.  Persons Deemed Owners.

     Prior to due presentation of a Certificate for registration of transfer, the Company, the Master
Servicer, the Trustee, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee, the
Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee or the Certificate
Registrar shall be affected by notice to the contrary except as provided in Section 5.02(g).

     Section 5.05.  Appointment of Paying Agent.

     The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders and the Owner of the Excess Spread pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders and the Owner of the Excess Spread in the amounts and in the manner provided for in
Section 4.02, such sum to be held in trust for the benefit of the Certificateholders and the Owner of the Excess Spread.

     The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders and the Owner of the Excess Spread in trust for the benefit of the Certificateholders and such Owner entitled thereto until such sums shall be paid to such Certificateholders and such Owner. Any sums so held by such Paying Agent shall be held only in Eligible
Accounts to the extent such sums are not distributed to the Certificateholders and such Owner on the date of receipt by such Paying Agent.

     Section 5.06.  Optional Purchase of Certificates.

     (a)  On any Distribution Date on which the Pool
Stated Principal Balance is less than ten percent of the Cut-off Date Principal Balance of the Mortgage
Loans, either the Master Servicer or the Company shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's
Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest.

     (b)  The Master Servicer or the Company, as
applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section
5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate
Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

          (i)  the Distribution Date upon which
     purchase of the Certificates is anticipated to be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,

          (ii) the purchase price therefor, if known, and

          (iii)     that the Record Date otherwise
     applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

     (c)  Upon presentation and surrender of the
Certificates to be purchased pursuant to Section
5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate
Interest with respect thereto.

     (d) In the event that any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this
Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable, shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its
Certificate(s) for payment in accordance with this
Section 5.06.  Any Certificate that is not surrendered
on the Distribution Date on which a purchase pursuant to this Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder.
The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date.
                      ARTICLE VI

          THE COMPANY AND THE MASTER SERVICER

     Section 6.01.  Respective Liabilities of the
                    Company and the Master Servicer.


     The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

     Section 6.02.  Merger or Consolidation of the
                    Company or the Master Servicer;
                    Assignment of Rights and Delegation
                    of Duties by Master Servicer.

     (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

     (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating
Agency's ratings, if any, of the Class A, Class M, Class B or Class R Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating
Agency).

     (c)  Notwithstanding anything else in this Section
6.02 and Section 6.04 to the contrary, the Master
Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation
(as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

     Section 6.03.  Limitation on Liability of the
                    Company, the Master Servicer and
                    Others.

     Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders or the Owner of the Excess Spread for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The
Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The
Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific
Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

     Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability;
provided, however, that the Company or the Master
Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution
Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

     Section 6.04.  Company and Master
                    Servicer Not to Resign.

     Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with
Section 7.02.
                      ARTICLE VII

                        DEFAULT

     Section 7.01.  Events of Default.

     Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (i)       the Master Servicer shall fail to
     distribute or cause to be distributed to the Owner of the Excess Spread or the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Owner of the Excess
     Spread or the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

          (ii) the Master Servicer shall fail to
     observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Owner of the Excess Spread or the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

          (iii)     a decree or order of a court or
     agency or supervisory authority having
     jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master
     Servicer or of, or relating to, all or
     substantially all of the property of the Master
     Servicer; or

          (v)       the Master Servicer shall admit in
     writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

     If an Event of Default described in clauses
(i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates or the Owner of the Excess Spread entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section
7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02;
and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

     Notwithstanding any termination of the activities of Residential Funding in its capacity as Master
Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the
Company shall deliver to the Trustee a copy of the Program Guide.

     Section 7.02.  Trustee or Company to Act;
                    Appointment of Successor.


     On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial
Account or the Certificate Account pursuant to Sections
3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding
Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master
Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with
Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master
Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The
Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master
Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

     Section 7.03.  Notification to Certificateholders.

     (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders and the Owner of the Excess Spread at their respective addresses appearing in the Certificate Register.

     (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

     Section 7.04.  Waiver of Events of Default.

     The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder, and the Owner of the Excess Spread if affected thereby, may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and the Owner of the Excess Spread if so affected and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates or the Owner of the Excess
Spread in the manner set forth in Section 11.01(b)(i),
(ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.
                     ARTICLE VIII

                CONCERNING THE TRUSTEE

     Section 8.01.  Duties of Trustee.

     (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

     (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders and the Owner of the Excess Spread of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

     The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The
Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of both REMIC I and REMIC II as REMICs under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on either REMIC I or REMIC II to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

     (c)  No provision of this Agreement shall be
construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i)       Prior to the occurrence of an Event
     of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

          (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii)     The Trustee shall not be personally
     liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of
     Certificateholders of any Class holding
     Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

          (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust
     Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust
     Office from the Master Servicer, the Company or any Certificateholder or the Owner of the Excess
     Spread; and

          (v)       Except to the extent provided in
     Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A)
"prohibited transaction" penalty taxes as defined in
Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section
860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

     Section 8.02.  Certain Matters Affecting the
                    Trustee.

     (a)  Except as otherwise provided in Section 8.01:

          (i)       The Trustee may rely and shall be
     protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii)     The Trustee shall be under no
     obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders or the Owner of the Excess Spread, pursuant to the provisions of this Agreement, unless such Certificateholders or such Owner shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

          (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v)       Prior to the occurrence of an Event
     of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

          (vi) The Trustee may execute any of the
     trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

          (vii)     To the extent authorized under the
     Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master
     Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

     (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section
860F(a) of the Code).

     Section 8.03.  Trustee Not Liable for Certificates
                    or Mortgage Loans.


     The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate
Account by the Company or the Master Servicer.

     Section 8.04.  Trustee May Own Certificates.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

     Section 8.05.  Master Servicer to Pay Trustee's
                    Fees and Expenses; Indemnification.


     (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master
Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

     (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

          (i)       with respect to any such claim, the
     Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

          (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

          (iii)     notwithstanding anything in this
     Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

     Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders or the Owner of the Excess Spread pursuant to the terms of this Agreement.

     Section 8.06.  Eligibility Requirements for
                    Trustee.

     The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

     Section 8.07.  Resignation and Removal of the
                    Trustee.

     (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section
8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders or the Owner of the Excess Spread any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the
Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

     (c) The Holders of Certificates or Excess Spread entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

     (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

     Section 8.08.  Successor Trustee.

     (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

     (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

     (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

     Section 8.09.  Merger or Consolidation of Trustee.

     Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders and the Owner of the Excess Spread at their address as shown in the Certificate Register.

     Section 8.10.  Appointment of Co-Trustee or
                    Separate Trustee.


     (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more
Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates or the Owner of the Excess Spread of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section
8.08 hereof.

     (b)  In the case of any appointment of a
co-trustee or separate trustee pursuant to this Section
8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 8.11.  Appointment of Custodians.

     The Trustee may, with the consent of the Master
Servicer and the Company, appoint one or more
Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders and the Owner of the Excess Spread. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial
Agreement may be amended only as provided in Section
11.01. The Trustee shall notify the Certificateholders and the Owner of the Excess Spread of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this Section 8.11.

     Section 8.12.  Appointment of Office or Agency.

     The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange.
The Trustee initially designates its offices located at 14 Wall Street, 8th Floor, New York, NY 10005 for the purpose of keeping the Certificate Register. The
Trustee will maintain an office at the address stated in Section 11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.
                      ARTICLE IX

                      TERMINATION

     Section 9.01.  Termination Upon Purchase by the
                    Master Servicer or the Company or
                    Liquidation of All Mortgage Loans.


     (a)  Subject to Section 9.03, the respective
obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates and the Excess Spread
(other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the Owner of the Excess Spread and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

          (i)       the later of the final payment or
     other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

          (ii) the purchase by the Master Servicer or the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed
     Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of either REMIC I or REMIC II as a REMIC.

     The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated
Principal Balance as of the Final Distribution Date being less than ten percent of the Cut-off Date
Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master
Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage
Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master
Servicer or the Company, as applicable, the Mortgage
Files pertaining to the Mortgage Loans being purchased.

     (b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that the final distribution will be made to Certificateholders and the Owner of the Excess Spread (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise).
Notice of any termination, specifying the anticipated
Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders and the Owner of the Excess Spread mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

          (i)       the anticipated Final Distribution
     Date upon which final payment of the Certificates and the Excess Spread is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

          (ii) the amount of any such final payment, if known, and

          (iii)     that the Record Date otherwise
     applicable to such Distribution Date is not applicable, and in the case of the Class A
     Certificates, Class M Certificates and Class R
     Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders and the Owner of the Excess Spread as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and the Owner of the Excess Spread. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final
Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

     (c)  In the case of the Class A Certificates,
Class M and the Class R Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or (ii) if the Master
Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal
Balance thereof, plus one month's Accrued Certificate
Interest and any previously unpaid Accrued Certificate
Interest, subject to the priority set forth in Section
4.02(a), and (B) with respect to the Class R
Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A) and the Excess Spread. The
Trustee shall also distribute to the Owner the Excess
Spread.

     (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final
Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining
Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee
(in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master
Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting
Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its
Certificate(s) for final payment thereof in accordance with this Section 9.01.

     Section 9.02.  Termination of REMIC II.

          REMIC II shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the Uncertificated REMIC I Regular Interests and the last distribution due on the Class A, Class M, Class B and Class R-II Certificates is made.

     Section 9.03.  Additional Termination
                    Requirements.

     (a) REMIC I and REMIC II as the case may be, shall be terminated in accordance with the following additional requirements, unless (subject to Section
10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of REMIC I and REMIC II, as the case may be, to comply with the requirements of this
Section 9.03 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding:

          (i)       The Master Servicer shall establish
     a 90-day liquidation period for REMIC I and REMIC
     II, as the case may be, and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for REMIC I and REMIC II, as the case may be, under Section 860F of the Code and regulations thereunder;

          (ii) The Master Servicer shall notify the
     Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

          (iii)     If the Master Servicer or the
     Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash;
     provided, however, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final Distribution Date, the Master Servicer or the Company shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

     (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master
Servicer as its attorney-in-fact to adopt a plan of complete liquidation for REMIC I and REMIC II at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.
                       ARTICLE X

                   REMIC PROVISIONS

     Section 10.01. REMIC Administration.

          (a)  The REMIC Administrator shall make an
election to treat each of REMIC I and REMIC II as a REMIC under the Code and, if necessary, under applicable state law. Each such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC
I election in respect of the Trust Fund, Uncertificated
REMIC I Regular Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole class of "residual interest" in REMIC I. For the purposes of the REMIC II election in respect of the Trust Fund, the Class A, Class M and Class B Certificates and the Excess Spread shall be designated as the "regular interests" and the Class R-II Certificates shall be designated as the sole class of "residual interests" in REMIC II. The REMIC
Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in REMIC I or REMIC II other than the Uncertificated REMIC I Regular Interests and the Class R-I Certificates and the REMIC II
Certificates, the Excess Spread and the Class R-II
Certificates, respectively.

          (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

          (c)  The REMIC Administrator shall hold a
Class R Certificate representing a 0.01% Percentage
Interest of all Class R-I Certificates and Class R-II
Certificates and shall be designated as "the tax matters person" with respect to REMIC I and REMIC II in the manner provided under Treasury regulations section
1.860F-4(d) and temporary Treasury regulations section
301.6231(a)(7)-1T. Residential Funding, as tax matters person, shall (i) act on behalf of REMIC I and REMIC II in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

          (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to either REMIC I or REMIC II created hereunder and deliver such Tax
Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC
Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

          (e)  The REMIC Administrator shall provide
(i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment
Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each of REMIC I and REMIC II.

          (f)  The Master Servicer and the REMIC
Administrator shall take such actions and shall cause each of REMIC I and REMIC II created hereunder to take such actions as are reasonably within the Master
Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as REMICs under the REMIC Provisions
(and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC
Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause each of REMIC I and REMIC II to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control, that, under the REMIC
Provisions, if taken or not taken, as the case may be, could (i) endanger the status of either REMIC I or REMIC II as a REMIC or (ii) result in the imposition of a tax upon each of REMIC I or REMIC II (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section
860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each of REMIC I and REMIC II created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nontheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master
Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to REMIC I or REMIC II or their assets, or causing REMIC I and REMIC
II to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to REMIC I or REMIC II, and the Trustee shall not take any such action or cause REMIC I or REMIC II to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The
Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC
Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of REMIC I and REMIC II as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section
860G(a)(5) of the Code.

          (g)  In the event that any tax is imposed on
"prohibited transactions" of REMIC I and REMIC II created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of REMIC I or REMIC II as defined in Section 860G(c) of the Code, on any contributions to REMIC I or REMIC II after the Startup Day therefor pursuant to Section
860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master
Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or
(iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

          (h)  The Trustee and the Master Servicer
shall, for federal income tax purposes, maintain books and records with respect to REMIC I and REMIC II on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

          (i)  Following the Startup Day, neither the
Master Servicer nor the Trustee shall accept any contributions of assets to REMIC I and REMIC II unless
(subject to 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in REMIC I and REMIC II will not cause REMIC I and REMIC II to fail to qualify as REMICs at any time that any Certificates are outstanding or subject REMIC
I and REMIC II to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

          (j)  Neither the Master Servicer nor the
Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which REMIC I and REMIC II will receive a fee or other compensation for services nor permit either such REMIC to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

          (k)  Solely for the purposes of Section
1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Excess
Spread, the Certificate Principal Balance of each Class of Certificates representing a regular interest in REMIC II and the Uncertificated Principal Balance of each Uncertificated REMIC I Regular Interest would be reduced to zero is March 25, 2026, which is the Distribution Date immediately following the latest scheduled maturity of any Mortgage Loan.

          (l)  Within 30 days after the Closing Date,
the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for
REMIC I and REMIC II.

          (m)  Neither the Trustee nor the Master
Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of REMIC I and REMIC II, (iii) the termination of REMIC I and REMIC II pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to
Article II or III of this Agreement) nor acquire any assets for REMIC I and REMIC II, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to REMIC I and REMIC II after the Closing
Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of REMIC I and REMIC II as REMICs or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause REMIC I and REMIC II to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

     Section 10.02.  Master Servicer and Trustee
Indemnification.

          (a)  The Trustee agrees to indemnify the
Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this
Article X.

          (b)  The REMIC Administrator agrees to
indemnify the Trust Fund, the Company, the Master
Servicer and the Trustee for any taxes and costs
(including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust
Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC
Administrator that contain errors or omissions;
provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC
Administrator by the Master Servicer in which case
Section 10.02(c) will apply.

          (c)  The Master Servicer agrees to indemnify
the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company or the Trustee, as a result of a breach of the Master
Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC
Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.
                      ARTICLE XI

               MISCELLANEOUS PROVISIONS

     Section 11.01. Amendment.

     (a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master
Servicer and the Trustee, without the consent of any of the Certificateholders:

          (i)       to cure any ambiguity,

          (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

          (iii)     to modify, eliminate or add to any
     of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

          (iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that
     (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution
     Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

          (v)       to modify, eliminate or add to the
     provisions of Section 5.02(g) or any other provision hereof restricting transfer of the Class
     R-I Certificates and Class R-II Certificates, by virtue of their being the "residual interests" in REMIC I and REMIC II, respectively, provided that
     (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section
     10.01(f)), as evidenced by an Opinion of Counsel
     (at the expense of the party seeking so to modify, eliminate or add such provisions), cause either
     REMIC I or REMIC II or any of the
     Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

          (vi) to provide for the Excess Spread to be certificated and designated as a Class A
     Certificate, or

          (vii)     to make any other provisions with
     respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

     (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby and the Owner of the Excess Spread, if affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class or of the Excess Spread; provided, however, that no such amendment shall:

          (i)       reduce in any manner the amount of,
     or delay the timing of, payments which are required to be distributed on any Certificate or the Excess Spread without the consent of the Holder of such Certificate or the Owner of the Excess Spread,

          (ii) reduce the aforesaid percentage of
     Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

     (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section
10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding.

     (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and the Owner of the Excess Spread.
It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls.
Any such instrument or fund shall be held by the Trustee for the benefit of the Class B
Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust
Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust
Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury
Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master
Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Class A
Certificateholders, the Class R Certificateholders, the
Class M Certificateholders, the Master Servicer or the
Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust
Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section
860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and
(b) either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding.
In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit M (in which case Residential Funding's
Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential
Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit N, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

     Section 11.02. Recordation of Agreement;
                    Counterparts.

     (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least
25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     (b)  For the purpose of facilitating the
recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 11.03. Limitation on Rights
                    of Certificateholders.

     (a)  The death or incapacity of any
Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust
Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

     (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders or the Owner of the Excess Spread from time to time as partners or members of an association; nor shall any Certificateholder or the Owner of the Excess Spread be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     (c) Neither the Owner of the Excess Spread nor any Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder and the Owner of the Excess
Spread with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other
Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 11.04. Governing Law.

     This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 11.05. Notices.

     All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Company, 8400
Normandale Lake Boulevard, Suite 700, Minneapolis,
Minnesota 55437, Attention: President, or such other address as may hereafter be furnished to the Master
Servicer and the Trustee in writing by the Company, (b) in the case of the Master Servicer, 10 Universal City
Plaza, Suite 2100, Universal City, California 91608,
Attention: Ms. Becker or such other address as may be hereafter furnished to the Company and the Trustee by the Master Servicer in writing, (c) in the case of the Trustee, One North State Street, Chicago, Illinois
60602, Attention: Residential Funding Corporation
Series 1996-S6 or such other address as may hereafter be furnished to the Company and the Master Servicer in writing by the Trustee, (d) in the case of Fitch, One
State Street Plaza, New York, New York 10004, or such other address as may hereafter be furnished to the Company, the Trustee and the Master Servicer in writing by Fitch and (e) in the case of Standard & Poor's, 25
Broadway, New York, New York 10004 or such other address as may be hereafter furnished to the Company, Trustee, and Master Servicer by Standard & Poor's. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 11.06. Notices to Rating Agency.

     The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause
(a), (b), (c), (d), (g), (h), (i) or (j) below or
provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses
(e) and (f) below:

          (a)  a material change or amendment to this
     Agreement,

          (b)  the occurrence of an Event of Default,

          (c)  the termination or appointment of a
     successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

          (d)  the filing of any claim under the Master
     Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section
     3.12 or the cancellation or modification of coverage under any such instrument,

          (e)  the statement required to be delivered
     to the Holders of each Class of Certificates and the Owner of the Excess Spread pursuant to Section
     4.03,

          (f)  the statements required to be delivered
     pursuant to Sections 3.18 and 3.19,

          (g)  a change in the location of the
     Custodial Account or the Certificate Account,

          (h)  the occurrence of any monthly cash flow
     shortfall to the Holders of any Class of Certificates or the Owner of the Excess Spread resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

          (i)  the occurrence of the Final Distribution
     Date, and

          (j)  the repurchase of or substitution for
     any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master
Servicer.

     Section 11.07. Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.
     IN WITNESS WHEREOF, the Company, the Master
Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                             RESIDENTIAL FUNDING
                             MORTGAGE SECURITIES I,
                             INC.

[Seal]
                             By:

                                  Name:   Jill Johnson
                                  Title:  Vice
President

Attest:
        Name:
        Title: Vice President


                             RESIDENTIAL FUNDING
                             CORPORATION

[Seal]
                             By:

                                  Name:
                                  Title:  Director


Attest:
        Name:  Jill Johnson
        Title: Director


                             THE FIRST NATIONAL BANK
                             OF CHICAGO,
                             as Trustee

[Seal]
                             By:

                               Name:
                               Title:

Attest:
        Name:
        Title:
STATE OF MINNESOTA   )
                     ) ss.:
COUNTY OF HENNEPIN   )


         On the 28th day of March, 1996 before me, a notary public in and for said State, personally appeared
Jill Johnson, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                      Notary Public

[Notarial Seal]


STATE OF MINNESOTA   )
                     ) ss.:
COUNTY OF HENNEPIN   )


         On the 28th day of March, 1996 before me, a notary public in and for said State, personally appeared
_______________, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                      Notary Public

[Notarial Seal]
STATE OF             )
                     ) ss.:
COUNTY OF            )


         On the 28th day of March, 1996 before me, a notary public in and for said State, personally appeared
________________, known to me to be a ______________ of
The First National Bank of Chicago, the national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                      Notary Public

[Notarial Seal]
                       EXHIBIT A

              FORM OF CLASS A CERTIFICATE




         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,
THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL
ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE
INTERNAL REVENUE CODE OF 1986.

         [THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD
OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH
ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS
WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND
UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE
AGREEMENT.]

         [THE FOLLOWING INFORMATION IS PROVIDED SOLELY
FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX
ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS
CERTIFICATE.  THE ISSUE DATE OF THIS CERTIFICATE IS MARCH
28, 1996.  ASSUMING THAT THE MORTGAGE LOANS PREPAY AT
265% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED
IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT
PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH
RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN
$_____ OF OID PER [$1,000] [$100,000] OF [INITIAL
CERTIFICATE PRINCIPAL BALANCE], THE YIELD TO MATURITY IS
___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL
ACCRUAL PERIOD IS NO MORE THAN $_______ PER [$1,000]
[$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE],
COMPUTED USING THE APPROXIMATE METHOD.  NO REPRESENTATION
IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE
BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY
OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH
RATE.]
Certificate No. ____            [___%] Pass-Through
                                Rate [based on a
                                Notional Amount]
Class A-__ Senior
Date of Pooling and Servicing
Agreement and Cut-off Date:             [Percentage
                                        Interest: ___%]
March 1, 1996
                                Aggregate [Initial
                                Certificate Principal
                                Balance] [Notional
                                Amount] of the Class
                                A-__ Certificates:

First Distribution Date: [Class A-9 Component A: $_____
April 25, 1996            Class A-9 Component B: $_____
                          Class A-9 Component C: $_____
                          Class A-9 Component D: $_____
                          Class A-9 Component E: $_____
                          Class A-9 Component F: $_____
                          Class A-9 Component G: $_____
                          Class A-9 Component H: $_____

Master Servicer:       [Initial] [Certificate Principal
Residential Funding    Balance] of this
Corporation            Certificate: $_____________]

Assumed Final
Distribution Date:              CUSIP 760944-_____
March 25, 2026


           MORTGAGE PASS-THROUGH CERTIFICATE
                    SERIES 1996-S6

    evidencing a percentage interest in the
    distributions allocable to the Class A-__
    Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL
    FUNDING MORTGAGE SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage
Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the
Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that
_____________________________ is the registered owner of
the Percentage Interest evidenced by this Certificate
[(obtained by dividing the Initial Certificate Principal
Balance of this Certificate by the aggregate Initial
Certificate Principal Balance of all Class A-___
Certificates, both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans
(the "Mortgage Loans"), formed and sold by Residential
Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business
Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class
A-__ Certificates on such Distribution Date.  [The
Notional Amount of (i) Class A-9 Component A as of any date of determination is equal to 3/56th of the aggregate
Certificate Principal Balances of the Class A-1, Class A-
2 and Class A-3 Certificates as of such date, (ii) Class
A-9 Component E as of any date of determination is equal to 1/7th of the aggregate Certificate Principal Balance of the Class A-4 Certificates as of such date and, (iii)
Class A-9 Component H as of any date of determination is equal to 3/56th of the aggregate Certificate Principal
Balances of the Class A-5, Class A-12 and Class A-13
Certificates as of such date.]

         Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final
distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. [The Initial
Certificate Principal Balance of this Certificate, the initial amounts of Class A-9 Component B, Class A-9
Component C, Class A-9 Component D, Class A-9 Component
F and Class A-9 Component G and the initial Notional
Amounts of Class A-9 Component A, Class A-9 Component E and Class A-9 Component H are set forth above. The
Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master
Servicer funds are advanced with respect to any Mortgage
Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.
The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate
Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as
registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New
York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master
Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Reference is hereby made to the further
provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.
         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                          THE FIRST NATIONAL BANK
                                OF CHICAGO,
                                 as Trustee


                                By:
                                        Authorized
Signatory



             CERTIFICATE OF AUTHENTICATION

         This is one of the Class A-__ Certificates referred to in the within-mentioned Agreement.

                                THE FIRST NATIONAL BANK
                                OF CHICAGO,
                                 as Certificate
Registrar


                                By:
                                        Authorized
Signatory
                      ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                  Signature by or on behalf of assignor



                                Signature Guaranteed

               DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of
                    account number                 , or,
if mailed by check, to
                               Applicable statements
should be mailed to
                                               .

         This information is provided by
              , the assignee named above, or
                      , as its agent.
                       EXHIBIT B

              FORM OF CLASS M CERTIFICATE


THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO
THE CLASS A CERTIFICATES AND CLASS R-I CERTIFICATES [AND]
CLASS R-II CERTIFICATES [AND CLASS M-1 CERTIFICATES] AS
DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS
CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,
RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN
EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED
TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME
SECURITY ACT OF 1974, AS AMENDED, ("ERISA"), OR SECTION
4975 OF THE CODE, OR TO ANY PERSON WHO IS USING "PLAN
ASSETS" OF ANY SUCH PLAN TO ACQUIRE THIS CERTIFICATE,
UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL OR
CERTIFICATION PURSUANT TO SECTION 5.02(f) OF THE
AGREEMENT SATISFACTORY TO THE MASTER SERVICER, THE
COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS
CERTIFICATE BY, ON BEHALF OF, OR WITH "PLAN ASSETS" OF
SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED
TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF
THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE
COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN
ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE
SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR
TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT
AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH
ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER
APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE
WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

[THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE
PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL
ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE.  THE
ISSUE DATE OF THIS CERTIFICATE IS MARCH 28, 1996.
ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 265% OF THE
STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE
PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED
WITH NO MORE THAN $              OF OID PER $1,000 OF
INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO
MATURITY IS     % AND THE AMOUNT OF OID ATTRIBUTABLE TO
THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $
PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE,
COMPUTED UNDER THE APPROXIMATE METHOD.  NO REPRESENTATION
IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE
BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY
OTHER RATE.]
Certificate No. ___                   7.000% Pass-Through
Rate

Class M-    Subordinate               Aggregate
Certificate
                                      Principal Balance
                                      of the Class M
Certificates:
Date of Pooling and Servicing         $_______________
Agreement and Cut-off Date:
March 1, 1996                      Initial Certificate
                                   Principal Balance of
                                   this Certificate:
First Distribution Date:           $_______________
April 25, 1996
                                      CUSIP: 760944-_____
Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:
March 25, 2026



          MORTGAGE PASS-THROUGH CERTIFICATE,
                    SERIES 1996-S6

    evidencing a percentage interest in any
    distributions allocable to the Class M-__
    Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL
    FUNDING MORTGAGE SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage
Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the
Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that _________________________
is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M-__
Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage
Loans"), formed and sold by Residential Funding Mortgage
Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business
Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-__
Certificates on such Distribution Date.

         Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final
distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial
Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master
Servicer funds are advanced with respect to any Mortgage
Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.
The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate
Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as
registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New
York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master
Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.
         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                          THE FIRST NATIONAL BANK
                                OF CHICAGO,
                                as Trustee


                                By:
                                Authorized Signatory




             CERTIFICATE OF AUTHENTICATION

         This is one of the Class M-__ Certificates referred to in the within-mentioned Agreement.

                                THE FIRST NATIONAL BANK
                                OF CHICAGO,
                                as Certificate Registrar


                                By:
                                Authorized Signatory
                      ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                  Signature by or on behalf of assignor




                                Signature Guaranteed

               DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of
                    account number                 , or,
if mailed by check, to
                               Applicable statements
should be mailed to
                                               .

         This information is provided by
              , the assignee named above, or
                      , as its agent.
                       EXHIBIT C

              FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO
THE CLASS A CERTIFICATES, CLASS R-I CERTIFICATES, CLASS
R-II CERTIFICATES AND CLASS M CERTIFICATES AS DESCRIBED
IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE
SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR
TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT
AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH
ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER
APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE
WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN
EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED
TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME
SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION
4975 OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"),
OR TO ANY PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH
PLAN TO ACQUIRE THIS CERTIFICATE, UNLESS THE TRANSFEREE
PROVIDES AN OPINION OF COUNSEL OR CERTIFICATION PURSUANT
TO SECTION 5.02(f) OF THE AGREEMENT SATISFACTORY TO THE
MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE
PURCHASE OF THIS CERTIFICATE BY, ON BEHALF OF, OR WITH
"PLAN ASSETS" OF SUCH PLAN IS PERMISSIBLE UNDER
APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A
NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF
ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT
THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY
OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN
IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS
CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,
RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.  THE
FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES
OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE
DISCOUNT ("OID") RULES TO THIS CERTIFICATE.  THE ISSUE
DATE OF THIS CERTIFICATE IS MARCH 28, 1996.  ASSUMING
THAT THE MORTGAGE LOANS PREPAY AT 265% OF THE STANDARD
PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS
SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO
MORE THAN $___ OF OID PER $1,000 OF INITIAL CERTIFICATE
PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ____% AND THE
AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD
IS NO MORE THAN $____ PER $1,000 OF INITIAL CERTIFICATE
PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD.
NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL
PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT
ASSUMPTION OR AT ANY OTHER RATE.
Certificate No. __                    7.000 %
Pass-Through Rate

Class B-__ Subordinate                Aggregate
Certificate
                                      Principal Balance
                                      of the Class B-__
                                      Certificates as of
Date of Pooling and Servicing         the Cut-off Date:
Agreement and Cut-off Date:           $_______________
March 1, 1996
                                      Initial Certificate
                                      Principal Balance
                                      of this
                                      Certificate:
First Distribution Date:              $_______________
April 25, 1996

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:
March 25, 2026


          MORTGAGE PASS-THROUGH CERTIFICATE,
                    SERIES 1996-S6

    evidencing a percentage interest in any
    distributions allocable to the Class B-__
    Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL
    FUNDING MORTGAGE SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage
Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the
Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Residential Funding
Mortgage Securities I, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate
(obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate
Principal Balance of all Class B-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc.
(hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the
"Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the
"Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business
Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record
Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution
Date.

         Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final
distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial
Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

         No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income
Security Act of 1974, as amended ("ERISA") or Section
4975 of the Internal Revenue Code (the "Code"), an investment manager, a named fiduciary or any other person using "plan assets" of any such plan to effect such acquisition (a "Plan Investor") or (ii) if such transferee is a Plan Investor, an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under ERISA and Section 4975 of the Code and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master
Servicer funds are advanced with respect to any Mortgage
Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.
The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate
Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as
registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New
York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master
Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.
         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                           THE FIRST NATIONAL BANK
                                 OF CHICAGO,
                                 as Trustee


                                By:
                                Authorized Signatory




             CERTIFICATE OF AUTHENTICATION

         This is one of the Class M-__ Certificates referred to in the within-mentioned Agreement.

                                THE FIRST NATIONAL BANK
                                OF CHICAGO,
                                as Certificate Registrar


                                By:
                                Authorized Signatory
                      ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                  Signature by or on behalf of assignor




                                Signature Guaranteed

               DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of
                    account number                 , or,
if mailed by check, to
                               Applicable statements
should be mailed to
                                               .

         This information is provided by
              , the assignee named above, or
                      , as its agent.
                       EXHIBIT D

              FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A
NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION
(AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS
CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED,
RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN
EMPLOYEE BENEFIT PLAN SUBJECT TO THE PROHIBITED
TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME
SECURITY ACT OF 1974, AS AMENDED, ("ERISA"), OR SECTION
4975 OF THE CODE, OR TO ANY PERSON WHO IS USING "PLAN
ASSETS" OF ANY SUCH PLAN TO ACQUIRE THIS CERTIFICATE,
UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL
SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE
TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE BY, ON
BEHALF OF, OR WITH "PLAN ASSETS" OF SUCH PLAN IS
PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR
RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL
NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE
TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO
THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS
CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE
PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND
THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE
UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION
THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL
ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF
THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A
COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH
IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE
UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY
SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED
IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON
DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING
HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR
(D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO
PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR
COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES
CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL
CONDITION OF THE PROPOSED TRANSFEREE.  NOTWITHSTANDING
THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY
TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE
TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A
DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE
DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND
SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER
FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO,
THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.  EACH
HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS
CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE
PROVISIONS OF THIS PARAGRAPH.
Certificate No. ___                   7.000% Pass-Through
Rate

Class [R-I][R-II] Senior              Aggregate Initial
Certificate                               Principal
                                          Balance of
                                          the Class
                                          [R-I][R-II]
                                          Certificates:
Date of Pooling and Servicing             $100.00
Agreement and Cut-off Date:
March 1, 1996                        Initial Certificate
                                     Principal Balance of
                                     this Certificate:
First Distribution Date:             $_______________
April 25, 1996
                                    Percentage Interest:
Master Servicer:                    _______%
Residential Funding Corporation
                                      CUSIP 760944-_____
Assumed Final Distribution Date:
March 25, 2026


          MORTGAGE PASS-THROUGH CERTIFICATE,
                    SERIES 1996-S6

    evidencing a percentage interest in any
    distributions allocable to the Class
    [R-I][R-II] Certificates with respect to REMIC
    I. REMIC I is part of a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING
    MORTGAGE SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage
Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the
Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that _________________________
is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class [R-I][R-II] Certificates, both as specified above) in certain distributions with respect to REMIC I.
REMIC I is part of a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I,
Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund and REMIC I were created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business
Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class
[R-I][R-II] Certificates on such Distribution Date.

         Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership
Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

         Notwithstanding the above, the final
distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial
Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.
Notwithstanding the reduction of the Certificate
Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master
Servicer funds are advanced with respect to any Mortgage
Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.
The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate
Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as
registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New
York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master
Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Reference is hereby made to the further
provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.
         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                          THE FIRST NATIONAL BANK
                                OF CHICAGO
                                as Trustee


                                By:
                                 Authorized Signatory




             CERTIFICATE OF AUTHENTICATION

         This is one of the Class [R-I][R-II]
Certificates referred to in the within-mentioned
Agreement.

                                THE FIRST NATIONAL BANK
                                OF CHICAGO,
                                as Certificate Registrar


                                By:
                                Authorized Signatory
                      ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                  Signature by or on behalf of assignor




                                Signature Guaranteed

               DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of
                    account number                 , or,
if mailed by check, to
                               Applicable statements
should be mailed to
                                               .

         This information is provided by
              , the assignee named above, or
                      , as its agent.
                       EXHIBIT E

                  CUSTODIAL AGREEMENT

         THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of March 1, 1996, by and among THE FIRST NATIONAL BANK
OF CHICAGO, as Trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer
(together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer"), and NORWEST BANK MINNESOTA, NATIONAL
ASSOCIATION (together with any successor in interest or any successor appointed hereunder, the "Custodian").


            W I T N E S S E T H   T H A T :

         WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing
Agreement dated as of March 1, 1996, relating to the issuance of Residential Funding Mortgage Securities I,
Inc., Mortgage Pass-Through Certificates, Series 1996-S6
(as in effect on the date of this agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement");
and

         WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling
Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

         NOW, THEREFORE, in consideration of the
premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:


                       ARTICLE I

                      Definitions

         Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.


                      ARTICLE II

             Custody of Mortgage Documents

         Section 2.1.  Custodian to Act as Agent;
Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

         Section 2.2.  Recordation of Assignments.  If
any Mortgage File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

         Section 2.3.  Review of Mortgage Files.

         (a)  On or prior to the Closing Date, the
Custodian shall deliver to the Trustee an Initial
Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage
Loan listed on the Schedule attached hereto (the
"Mortgage Loan Schedule").

         (b) Within 45 days of the initial issuance of the Certificates, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each Mortgage File, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling
Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification.
Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the Pooling
Agreement, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee either
(i) an Interim Certification in the form attached hereto as Exhibit Two to the effect that all such documents relate to the Mortgage Loans identified on the Mortgage
Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification or (ii) a Final Certification as set forth in subsection (c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage
File to be defective in any material respect, the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee. Upon receipt of written notification from the Master Servicer, signed by a Servicing Officer, that the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage
File.

         (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

         Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

         Section 2.4.  Notification of Breaches of
Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement or by a Seller in a Seller's
Agreement or by Residential Funding or the Company in the Assignment Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

         Section 2.5.  Custodian to Cooperate; Release
of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage
Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification
(which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section
3.07 of the Pooling Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such certification and request, promptly to release to the Master Servicer the related
Mortgage File.  The Master Servicer shall deliver to the
Custodian and the Custodian agrees to accept the Mortgage
Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

         From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary
Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part, of the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Required Insurance Policies. With such certificate, the
Master Servicer shall deliver to the Custodian a trust receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless
(i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the Trust Receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement.

         Section 2.6.  Assumption Agreements.  In the
event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.


                      ARTICLE III

               Concerning the Custodian

         Section 3.1.  Custodian a Bailee and Agent of
the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage
File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage
Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

         Section 3.2.  Indemnification.  The Company
hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

         Section 3.3.  Custodian May Own Certificates.
The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

         Section  3.4.  Master Servicer to Pay
Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

         Section 3.5.  Custodian May Resign; Trustee May
Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

         The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in
Section 3.7 and shall be unaffiliated with the Master
Servicer or the Company.

         Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor
Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

         Section 3.6.  Merger or Consolidation of
Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 3.7.  Representations of the Custodian.
The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.


                      ARTICLE IV

               Miscellaneous Provisions

         Section 4.1.  Notices.  All notices, requests,
consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

         Section 4.2.  Amendments.  No modification or
amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling
Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling
Agreement and furnish the Custodian with written copies thereof.

         Section 4.3.  Governing Law.  This Agreement
shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

         Section 4.4.  Recordation of Agreement.  To the
extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master
Servicer and at its expense on direction by the Trustee
(pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 4.5.  Severability of Provisions.  If
any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.
          IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                        THE FIRST NATIONAL
BANK OF CHICAGO,
                                as Trustee
One North State Street
Chicago, Illinois  60602
Attention:  Residential Funding Corporation
              Series 1996-S6
                                By:
                                Name:

                                Title:  Vice President


Address:                        RESIDENTIAL FUNDING
                                MORTGAGE
                                SECURITIES I, INC.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota  55437
                                By:
                                Name:
                                Title:  Vice President


Address:                        RESIDENTIAL FUNDING
                                CORPORATION, as Master
Servicer
8400 Normandale Lake Boulevard
Suite 700
Minneapolis, Minnesota 55437
                                By:
                                Name:
                                Title:  Director


Address:                        NORWEST BANK
                                MINNESOTA,
                                NATIONAL ASSOCIATION
401 Second Avenue South
Minneapolis, Minnesota  55479

                              By:
                            Name:   Kathleen Marshall
                           Title:   Trust Officer

STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK       )


          On the 28th day of March, 1996, before me, a notary public in and for said State, personally appeared _______________________, known to me to be a
Vice President of The First National Bank of Chicago, a
New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                        Notary Public


[SEAL]
STATE OF MINNESOTA  )
                    ) ss.:
COUNTY OF HENNEPIN  )


          On the 28th day of March, 1996, before me, a notary public in and for said State, personally appeared Kathleen Marshall, known to me to be a Trust
Officer of Norwest Bank Minnesota, National
Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                              Notary Public


[SEAL]
STATE OF MINNESOTA  )
                    ) ss.:
COUNTY OF HENNEPIN  )


          On the 28th day of March, 1996, before me, a notary public in and for said State, personally appeared ________________, known to me to be a Vice
President of Residential Funding Mortgage Securities I,
Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                      Notary Public

[Notarial Seal]




STATE OF MINNESOTA       )
                         ) ss:
COUNTY OF HENNEPIN       )


          On the 28th day of March, 1996, before me, a notary public in and for said State, personally appeared ________________, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        Notary Public

[Notarial Seal]
                      EXHIBIT ONE

                   FORM OF CUSTODIAN
                 INITIAL CERTIFICATION


                                   March 28, 1996


The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Attention:  Residential Funding Corporation Series
1996-S6

          Re:  Custodial Agreement dated as of March 1,
               1996, by and among The First National
               Bank of Chicago, Residential Funding
               Mortgage Securities I, Inc., Residential
               Funding Corporation and Norwest Bank
               Minnesota, National Association,
               Mortgage Pass-Through Certificates,
               Series 1996-S6

Ladies and Gentlemen:

          In accordance with Section 2.3 of the
above-captioned Custodial Agreement, and subject to
Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage
Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                   NORWEST BANK
                                   MINNESOTA, NATIONAL
                                   ASSOCIATION



                                   By:
                                   Name:
                                   Title:
                      EXHIBIT TWO

        FORM OF CUSTODIAN INTERIM CERTIFICATION



                         ________________ ____, 1996



The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Attention:  Residential Funding Corporation Series
1996-S6

          Re:  Custodial Agreement dated as of March 1,
               1996, by and among The First National
               Bank of Chicago, Residential Funding
               Mortgage Securities I, Inc., Residential
               Funding Corporation and Norwest Bank
               Minnesota, National Association,
               Mortgage Pass-Through Certificates,
               Series 1996-S6

Ladies and Gentlemen:

          In accordance with Section 2.3 of the
above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to
Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan
Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                   NORWEST BANK
                                   MINNESOTA, NATIONAL
                                   ASSOCIATION



                                   By:
                                   Name:
                                   Title:
                     EXHIBIT THREE

         FORM OF CUSTODIAN FINAL CERTIFICATION



                              _____________ ___, 1996




The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Attention:  Residential Funding Corporation Series
1996-S6

          Re:  Custodial Agreement dated as of March 1,
               1996, by and among The First National
               Bank of Chicago, Residential Funding
               Mortgage Securities I, Inc., Residential
               Funding Corporation and Norwest Bank
               Minnesota, National Association,
               Mortgage Pass-Through Certificates,
               Series 1996-S6

Ladies and Gentlemen:

          In accordance with Section 2.3 of the
above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing (I) with respect to each such Mortgage Loan (other than a Cooperative Loan):

          (i)  The original Mortgage Note, endorsed
     without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee or an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

          (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such mortgage has been recorded;

          (iii)     An original Assignment of the
     Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

          (iv) With respect to each Mortgage Loan other than a Cooperative Loan, the original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

          (v)  The original of each modification,
     assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded;

and (II) with respect to each Cooperative Loan so assigned:

          (i)  The original Mortgage Note, endorsed
without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage
Note, an original lost note affidavit from the related
Seller or Residential Funding stating that the original
Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

          (ii)  A counterpart of the Cooperative Lease
and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

          (iii)  The related Cooperative Stock
Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

          (iv)  The original recognition agreement by
the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

          (v)  The Security Agreement;

          (vi)  Copies of the original UCC-1 financing
statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary
Lease;

          (vii)  Copies of the filed UCC-3 assignments
of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

          (viii)  An executed assignment of the
interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

          (ix)  The original of each modification,
assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

          (x)  An executed UCC-1 financing statement
showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                              NORWEST BANK MINNESOTA,
                              NATIONAL  ASSOCIATION


                              By:
                              Name:
                              Title:

                       EXHIBIT F

                MORTGAGE LOAN SCHEDULE
  RUN ON     : 03/18/96           RFC DISCLOSURE SYSTEM
RFFSD177-01
  AT         : 14.38.40          FIXED RATE LOAN LISTING
AMORTIZED BALANCE
  SERIES     : RFMSI I 1996-S6
CUTOFF : 03/01/96
  POOL       : 0004198
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL
LOAN FEATURE
  MORTGAGOR NAME                   ORIG TERM     PRINCIPAL BAL
# OF UNITS
  ADDRESS                          ORIG RATE     ORIGINAL P+I
LTV
  ADDRESS LINE 2                   CURR NET      CURRENT P+I
VALUE
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE
MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE
MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #

_________________________________________________________________
_____________


    1403922          920/728             F          650,000.00
    ZZ
    CRISPINO            ARTURO   B       349        649,538.61
     1
    511 W DOMINGO PLACE                8.125          4,862.43
    73
                                       7.875          4,862.43
 900,000.00
    FULLERTON        CA   92631          4            01/29/96
    00
    0380350356                           05           03/01/96
     0
    944610                               O            03/01/25
    0


    1432052          232/232             F          162,000.00
    ZZ
    KARLOVICH           KATHLEEN M       360        162,000.00
     1
    472 MULLIGAN STREET                8.375          1,231.32
    75
                                       8.125          1,231.32
 216,000.00
    FRASER           CO   80442          4            02/16/96
    00
    834375                               05           04/01/96
     0
    834375                               O            03/01/26
    0


    1433820          637/728             F          209,900.00
    ZZ
    MARACCINI           MICHAEL  D       360        208,958.27
     1
    717 MT. VERNON WAY                 9.000          1,688.91
    95
                                       8.750          1,688.91
 221,046.00
    PETALUMA         CA   94954          1            06/19/95
    12
    0380166984                           05           08/01/95
    30
    3504966                              O            07/01/25
    0


    1437930          111/111             F          279,000.00
    T
    JORGENSEN           JERREN   E       360        277,821.82
     1
    75 SAN ANTONIA STREET              8.625          2,170.03
    78
                                       8.375          2,170.03
 360,000.00
    AVILA BEACH      CA   93424          2            07/26/95
    00
    630928                               05           09/01/95
     0
1


    630928                               O            08/01/25
    0


    1442476          267/267             F          600,000.00
    ZZ
    MACDONALD           ROBERT           360        597,198.62
     1
    5 ELDER COURT                      7.750          4,298.48
    81
                                       7.500          4,298.48
 744,000.00
    MENLO PARK       CA   94025          1            08/23/95
    95
    4365494                              05           10/01/95
     0
    4365494                              O            09/01/25
    0


    1442586          637/728             F          318,750.00
    ZZ
    FRANTELLIZZI        DOMINICK         360        317,600.35
     1
    135 PARK LANE                      8.625          2,479.21
    75
                                       8.375          2,479.21
 425,000.00
    DOUGLASTON MANO  NY   11363          1            08/30/95
    00
    0380210089                           05           10/01/95
     0
    4608378                              O            09/01/25
    0


    1443597          429/429             F          363,800.00
    ZZ
    LEE                 KWAN     W       360        362,862.45
     2
    2429 6TH STREET                    8.250          2,733.11
    70
                                       8.000          2,733.11
 525,000.00
    FORT LEE         NJ   07024          1            10/06/95
    00
    0021220769                           05           12/01/95
     0
    0021220769                           O            11/01/25
    0


    1444279          051/728             F           69,800.00
    ZZ
    AMEZCUA-DEL TORO    GRACIELA         360         69,568.57
     1
    8448 EVERGREEN AVENUE              8.125            518.26
    47
                                       7.875            518.26
 150,000.00
    SOUTHGATE        CA   90280          5            09/08/95
    00
    0380235623                           05           11/01/95
     0
    1010703                              O            10/01/25
    0


    1444992          231/231             F          329,999.40
    ZZ
    LITTMAN-QUINN       JACK             360        329,765.74
     1
    LOT 43 PRESIDENTIAL DRIVE          7.750          2,364.16
    52
                                       7.500          2,364.16
 645,000.00
    SOUTHBOROUGH     MA   01772          4            01/29/96
    00
    1016754                              05           03/01/96
     0
    1016754                              O            02/01/26
    0


1


    1445272          232/232             F          247,900.00
    ZZ
    HOLT                RANDALL  D       360        247,434.52
     1
    5732 LONGMONT LANE                 8.375          1,884.22
    80
                                       8.125          1,884.22
 309,900.00
    HOUSTON          TX   77056          1            11/15/95
    00
    10832644                             03           01/01/96
     0
    10832644                             O            12/01/25
    0


    1445986          375/728             F          330,000.00
    T
    MARTIN-COLLINS      PAMELA           360        328,570.54
     1
    19769 MT BACHELOR COURT            8.500          2,537.41
    72
    UNIT #10                           8.250          2,537.41
 460,000.00
    BEND             OR   97702          1            07/17/95
    00
    0380346131                           09           09/01/95
     0
    372072                               O            08/01/25
    0


    1446090          A82/728             F          150,000.00
    ZZ
    CONGIONTI           ROBERT   A       360        149,502.69
     1
    7 ARON COURT                       8.125          1,113.75
    67
                                       7.875          1,113.75
 224,000.00
    NEW HEMPSTEAD    NY   10977          1            09/29/95
    00
    0380220351                           05           11/01/95
     0
    70202865                             O            10/01/25
    0


    1447938          B91/728             F          550,000.00
    ZZ
    SILLS               ANDREW   B       360        549,591.81
     1
    1127 GOLDENROD AVENUE              7.500          3,845.69
    76
                                       7.250          3,845.69
 725,000.00
    CORONA DEL MAR   CA   92625          2            01/18/96
    00
    0380342452                           03           03/01/96
     0
    1950902146                           O            02/01/26
    0


    1448997          076/076             F          208,000.00
    ZZ
    COPP                DAVID    L       360        207,104.83
     1
    5136 MEADOWBROOK RD                8.000          1,526.24
    80
                                       7.750          1,526.24
 260,000.00
    BIRMINGHAM       AL   35242          1            09/15/95
    00
    4705852                              05           11/01/95
     0
    4705852                              O            10/01/25
    0


    1449254          074/728             F          278,300.00
    ZZ
    LOTHER JR           EDWARD   G       360        276,966.41
     1
    5035 ABERDEEN WAY                  8.000          2,042.07
    80
                                       7.750          2,042.07
 347,900.00
1


    BIRMINGHAM       AL   35242          1            07/31/95
    00
    0380245176                           03           09/01/95
     0
    1503066379                           O            08/01/25
    0


    1451534          769/728             F          236,250.00
    ZZ
    IULO                ROBERT           360        235,783.23
     1
    34 CLIFFORD DRIVE                  8.125          1,754.15
    75
                                       7.875          1,754.15
 315,000.00
    MONTVILLE        NJ   07045          1            11/08/95
    00
    0380259268                           05           01/01/96
     0
    1451534                              O            12/01/25
    0


    1452075          670/728             F          860,000.00
    ZZ
    SWARTZ              AUBREY   A       360        851,548.45
     1
    166 GREAT CIRCLE DRIVE             8.250          6,460.90
    69
                                       8.000          6,460.90
1,255,000.00
    MILL VALLEY      CA   94941          5            08/18/95
    00
    0380293366                           05           10/01/95
     0
    1369779                              O            09/01/25
    0


    1452850          776/728             F          622,500.00
    ZZ
    SCHNEIDER           JACK     R       360        621,300.97
     1
    3513 E MANDEVILLE PLACE            8.250          4,676.63
    75
                                       8.000          4,676.63
 830,000.00
    ORANGE           CA   92667          2            11/14/95
    00
    0380343468                           05           01/01/96
     0
    2423406                              O            12/01/25
    0


    1453701          670/728             F          260,000.00
    T
    STILLINGS           WILLIAM  E       360        259,248.22
     1
    3650 PONCE DE LEON CT.             8.000          1,907.79
    80
                                       7.750          1,907.79
 325,000.00
    GULF SHORES      AL   36542          1            10/17/95
    00
    0380288747                           05           12/01/95
     0
    614069                               O            11/01/25
    0


    1454443          076/076             F          230,000.00
    ZZ
    YAWN                STEVEN   G       360        228,928.06
     1
    3841 KINROSS DRIVE                 7.875          1,667.66
    89
                                       7.625          1,667.66
 259,000.00
    BIRMINGHAM       AL   35242          1            09/29/95
    10
    4706262                              03           11/01/95
    25
    4706262                              O            10/01/25
    0
1




    1454654          705/728             F          217,500.00
    ZZ
    SALARI              MICHAEL          360        217,368.23
     1
    95 SPRING VALLEY ROAD              8.500          1,672.39
    75
                                       8.250          1,672.39
 290,000.00
    PARAMUS          NJ   07652          2            01/17/96
    00
    0380331067                           05           03/01/96
     0
    95303                                O            02/01/26
    0


    1455070          721/728             F          250,000.00
    ZZ
    CURRAN              DANIEL   F       360        249,663.40
     1
    6231 CHICKALOON DRIVE              8.000          1,834.41
    75
                                       7.750          1,834.41
 335,000.00
    MCHENRY          IL   60050          5            12/11/95
    00
    0380345927                           05           02/01/96
     0
    9918795                              O            01/01/26
    0


    1455288          776/728             F          276,000.00
    ZZ
    THURSTON            WILLIAM  P       360        274,952.57
     1
    2716 CORONA DRIVE                  8.375          2,097.80
    80
                                       8.125          2,097.80
 345,000.00
    DAVIS            CA   95616          1            08/08/95
    00
    0380329848                           05           10/01/95
     0
    2322631                              O            09/01/25
    0


    1456444          640/728             F          339,900.00
    ZZ
    GROTSKY             DANIEL   K       360        339,211.22
     1
    919 COLVILLE ROAD                  8.000          2,494.07
    75
                                       7.750          2,494.07
 453,216.00
    CHARLOTTE        NC   28207          4            11/17/95
    00
    0380342833                           05           01/01/96
     0
    5607627                              O            12/01/25
    0


    1456468          635/635             F          244,050.00
    ZZ
    YARBROUGH           DAVID    E       360        243,542.81
     1
    204 CHESWICK DRIVE                 7.875          1,769.54
    95
                                       7.625          1,769.54
 256,900.00
    MADISON          AL   35758          1            11/22/95
    14
    629180100                            05           01/01/96
    30
    629180100                            O            12/01/25
    0


    1456643          559/728             F          209,250.00
    ZZ
    EMERY               JAMES    D       360        208,988.97
     1
1


    1502 10TH STREET                   8.375          1,590.45
    75
                                       8.125          1,590.45
 279,000.00
    BERKELEY         CA   94710          1            12/14/95
    00
    0380347782                           01           02/01/96
     0
    0414367                              O            01/01/26
    0


    1456695          387/387             F          253,600.00
    ZZ
    JONES               DANIEL   R       360        253,283.66
     1
    6659 GIRVIN DRIVE                  8.375          1,927.54
    80
                                       8.125          1,927.54
 317,000.00
    OAKLAND          CA   94611          2            12/06/95
    00
    561084                               05           02/01/96
     0
    561084                               O            01/01/26
    0


    1456847          405/405             F          240,000.00
    ZZ
    FAMBROUGH           TALMADGE H       360        239,441.57
     1
    130 RIVER OAKS DRIVE               8.750          1,888.09
    61
                                       8.500          1,888.09
 395,000.00
    PELL CITY        AL   35125          2            10/16/95
    00
    3763588                              05           12/01/95
     0
    3763588                              O            11/01/25
    0


    1457537          943/728             F          240,000.00
    ZZ
    LUO                 MING             360        238,906.42
     1
    1659 CROSSGATE DRIVE               8.250          1,803.04
    90
                                       8.000          1,803.04
 266,700.00
    BIRMINGHAM       AL   35216          1            07/14/95
    14
    0380278326                           03           09/01/95
    25
    5080016656                           O            08/01/25
    0


    1457539          943/728             F          226,800.00
    ZZ
    FREEMAN             ALLEN    P       360        225,462.04
     1
    3410 RIVER FERRY DRIVE             8.250          1,703.87
    90
                                       8.000          1,703.87
 252,000.00
    ALPHARETTA       GA   30202          1            06/13/95
    14
    0380278342                           03           07/01/95
    30
    5080020579                           O            06/01/25
    0


    1457661          A50/A50             F          233,000.00
    ZZ
    ROOKIS              PAULA    J       360        232,111.85
     1
    1234 GLEN VIEW ROAD                7.875          1,689.41
    90
                                       7.625          1,689.41
 259,000.00
    BIRMINGHAM       AL   35222          2            11/06/95
    04
    9501421                              05           01/01/96
    25
1


    9501421                              O            12/01/25
    0


    1457879          439/439             F          281,600.00
    ZZ
    MARTIN              DONALD   S       360        280,964.06
     1
    1130 PORTESUELLO AVENUE            7.900          2,046.69
    81
                                       7.775          2,046.69
 350,250.00
    SANTA BARBARA    CA   93105          1            10/24/95
    96
    1815391                              05           01/01/96
     0
    1815391                              O            12/01/25
    0


    1458186          131/728             F          206,000.00
    ZZ
    YANNE               JEAN             360        205,878.38
     1
    1155 NORTH LA CIENEGA BLVD.        8.625          1,602.25
    67
    #1102                              8.375          1,602.25
 310,000.00
    WEST HOLLYWOOD   CA   90069          2            01/11/96
    00
    0380347972                           06           03/01/96
     0
    8978025                              O            02/01/26
    0


    1458199          617/617             F          276,500.00
    ZZ
    RIGNEY              CAROL    J       360        275,559.92
     1
    5017 WAINWRIGHT AVENUE             8.000          2,028.86
    67
                                       7.750          2,028.86
 417,000.00
    HUNTSVILLE       AL   35802          5            09/22/95
    00
    694198                               05           11/01/95
     0
    694198                               O            10/01/25
    0


    1458379          385/728             F          375,000.00
    T
    HARRIS              PATRICK          360        374,532.19
     1
    SCHOOLHOUSE ROAD                   8.375          2,850.28
    60
                                       8.125          2,850.28
 635,000.00
    STUYVESANT       NY   12173          1            12/28/95
    00
    0380342858                           05           02/01/96
     0
    1095030022                           O            01/01/26
    0


    1458486          757/757             F          103,250.00
    T
    SUBLETT             CHARLES  D       360        103,065.80
     1
    807 COUNTY ROAD 226                8.625            803.07
    70
                                       8.375            803.07
 147,500.00
    CULLMAN          AL   35057          1            11/17/95
    00
    2659167                              05           01/01/96
     0
    2659167                              O            12/01/25
    0


1


    1459182          074/728             F          272,800.00
    ZZ
    DICKSON             KENNETH          360        272,096.95
     1
    5048   ABERDEEN WAY                8.250          2,049.46
    80
                                       8.000          2,049.46
 341,000.00
    BIRMINGHAM       AL   35242          4            10/17/95
    00
    0380272428                           03           12/01/95
     0
    1566061755                           O            11/01/25
    0


    1459276          E22/728             F          128,000.00
    ZZ
    FRIEDMAN            PAMELA   A       360        127,765.72
     1
    1441 EAST FAIRWAY DRIVE            8.500            984.21
    64
                                       8.250            984.21
 200,000.00
    GULF SHORES      AL   36542          5            11/09/95
    00
    0410006274                           05           01/01/96
     0
    0410006274                           O            12/01/25
    0


    1459728          596/728             F          247,500.00
    ZZ
    ANDERSON            PAUL     G       360        247,158.22
     1
    19089 BRASILIA DRIVE               7.875          1,794.55
    75
                                       7.625          1,794.55
 330,000.00
    NORTHRIDGE       CA   91326          5            12/22/95
    00
    0380347147                           05           02/01/96
     0
    49170178                             O            01/01/26
    0


    1459730          881/728             F          375,000.00
    ZZ
    DOMINGUEZ           ABEL             360        374,748.38
     1
    6011 VISTA DE LA MESA              8.000          2,751.62
    45
                                       7.750          2,751.62
 850,000.00
    LA JOLLA         CA   92037          2            01/18/96
    00
    0380345307                           05           03/01/96
     0
    501661                               O            02/01/26
    0


    1459912          B38/728             F          309,000.00
    ZZ
    SIMNEGAR            EZZATOLLA        360        309,000.00
     1
    5020 SHIRLEY AVENUE                8.250          2,321.41
    65
                                       8.000          2,321.41
 480,000.00
    TARZANA          CA   91356          2            02/05/96
    00
    0380349994                           05           04/01/96
     0
    W01982                               O            03/01/26
    0


    1459917          998/998             F          292,300.00
    ZZ
    DUFFY               WARREN   H       360        291,896.36
     1
    6862 VIA CARONA DRIVE              7.875          2,119.38
    95
                                       7.625          2,119.38
 307,700.00
1


    HUNTINGTON BEAC  CA   92647          1            12/14/95
    10
    59480764                             05           02/01/96
    30
    59480764                             O            01/01/26
    0


    1459921          998/998             F          217,075.00
    ZZ
    HARKINS             WILLIAM  A       360        216,775.22
     1
    3010 SONOMA STREET                 7.875          1,573.95
    95
                                       7.625          1,573.95
 228,500.00
    TORRANCE         CA   90505          1            12/13/95
    10
    99324576                             05           02/01/96
    30
    99324576                             O            01/01/26
    0


    1460207          A35/728             F           95,200.00
    ZZ
    BIGGER              MICHAEL  E       360         95,139.29
     2
    301 PARKSIDE COURT                 8.250            715.21
    70
                                       8.000            715.21
 136,000.00
    COPIAGUE         NY   11726          2            01/09/96
    00
    0380341918                           05           03/01/96
     0
    3332                                 O            02/01/26
    0


    1460222          637/728             F          257,000.00
    ZZ
    FRANKLIN            MARTIN   D       360        256,827.55
     1
    244 FINE AVENUE                    8.000          1,885.78
    78
                                       7.750          1,885.78
 330,000.00
    SONOMA           CA   95476          2            01/16/96
    00
    0380343393                           05           03/01/96
     0
    4816039                              O            02/01/26
    0


    1460533          702/702             F          332,800.00
    ZZ
    WEAVER              HOWARD   A       360        332,587.78
     1
    CHAFFEE RIDGE                      8.250          2,500.22
    83
                                       8.000          2,500.22
 405,000.00
    RUTLAND          VT   05701          2            01/23/96
    01
    2009702                              05           03/01/96
    12
    2009702                              O            02/01/26
    0


    1461042          698/728             F          201,750.00
    BB
    MAX                 MARTIN   L       360        201,245.52
     1
    2133 NORTH FLOWER STREET           8.500          1,551.28
    75
                                       8.250          1,551.28
 269,000.00
    SANTA ANA        CA   92706          1            11/28/95
    00
    0380342015                           05           01/01/96
     0
    12601845                             O            12/01/25
    0
1




    1461318          686/686             F          650,000.00
    ZZ
    YARAGHI             AHMAD            360        642,369.53
     1
    5939 NORTHERN BLVD                 9.000          5,230.05
    60
                                       8.750          5,230.05
1,100,000.00
    MUTTONTOWN       NY   11791          1            06/03/94
    00
    30815859889                          05           08/01/94
     0
    30815859889                          O            07/01/24
    0


    1461335          356/728             F          332,000.00
    ZZ
    CHENG               RAYMOND  L       360        331,777.23
     1
    21747 MC CLELLAN ROAD              8.000          2,436.10
    75
                                       7.750          2,436.10
 445,000.00
    CUPERTINO        CA   95014          5            01/19/96
    00
    0380344672                           05           03/01/96
     0
    2332583                              O            02/01/26
    0


    1461414          317/728             F          926,850.00
    ZZ
    MITCHELL            PETER    J       360        925,693.80
     1
    974 THIRD GREEN COURT              8.375          7,044.73
    57
                                       8.125          7,044.73
1,650,000.00
    INCLINE VILLAGE  NV   89451          2            12/29/95
    00
    0380341470                           05           02/01/96
     0
    227242                               O            01/01/26
    0


    1461606          893/728             F          450,000.00
    ZZ
    HOBBS               WALTER   A       360        450,000.00
     1
    2155 WARD WAY                      7.875          3,262.81
    76
                                       7.625          3,262.81
 598,000.00
    WOODSIDE         CA   94062          1            02/07/96
    00
    0380346966                           05           04/01/96
     0
    1461606                              O            03/01/26
    0


    1461667          661/661             F          354,239.50
    ZZ
    FULMER              THOMAS   S       287        350,949.21
     1
    124 HUNT DRIVE                     8.750          2,949.61
    47
                                       8.500          2,949.61
 755,000.00
    PRINCETON        NJ   08540          1            11/10/95
    00
    1968650                              05           12/01/95
     0
    1968650                              O            10/01/19
    0


    1462192          403/403             F          210,572.85
    ZZ
    WOLF                ARTHUR   W       316        210,019.67
     1
1


    175 HEMLOCK HILL NORTH             8.390          1,655.37
    41
                                       8.140          1,655.37
 520,000.00
    FAIRFIELD        CT   06430          5            10/05/95
    00
    1782697                              05           01/01/96
     0
    1782697                              O            04/01/22
    0


    1462305          B38/728             F          216,000.00
    ZZ
    RUBIO               MARIO            360        215,851.35
     1
    1516 FOREST GLEN DRIVE             7.875          1,566.15
    80
                                       7.625          1,566.15
 270,000.00
    LA PUENTE        CA   91745          2            01/19/96
    00
    0380349044                           05           03/01/96
     0
    W01999                               O            02/01/26
    0


    1462335          714/714             F          252,026.00
    ZZ
    BONGARD             DAVID    P       360        251,364.98
     1
    4429 W SQUIRE ROAD                 8.500          1,937.86
    78
    113N                               8.250          1,937.86
 326,991.00
    MEQUON           WI   53092          1            10/09/95
    00
    739510                               05           12/01/95
     0
    739510                               O            11/01/25
    0


    1462338          640/640             F          220,000.00
    ZZ
    AUSTILL             WILLIAM  A       360        219,531.15
     1
    156 MEMORY COURT                   7.750          1,576.11
    72
                                       7.500          1,576.11
 307,000.00
    BIRMINGHAM       AL   35213          5            11/13/95
    00
    5604467                              05           01/01/96
     0
    5604467                              O            12/01/25
    0


    1462359          705/728             F          235,800.00
    ZZ
    COLONNA             JOSEPH           360        235,657.15
     1
    3516 BERTHA DRIVE                  8.500          1,813.10
    90
                                       8.250          1,813.10
 262,500.00
    BALDWIN          NY   11510          1            01/23/96
    11
    0380344003                           05           03/01/96
    25
    95300274                             O            02/01/26
    0


    1462403          936/728             F          566,000.00
    ZZ
    BOWEN               TRAVIS   L       360        565,610.49
     1
    1035 SOUTH FAIRWAY CIRCLE          7.875          4,103.89
    75
                                       7.625          4,103.89
 755,000.00
    FRUIT HEIGHTS    UT   84037          4            01/29/96
    00
    0380348319                           05           03/01/96
     0
1


    6002422                              O            02/01/26
    0


    1462411          881/728             F          286,000.00
    ZZ
    BROWN               DAVID    S       360        285,661.08
     1
    1290 DISCOVERY BAY BLVD            8.625          2,224.48
    80
                                       8.375          2,224.48
 360,000.00
    DISCOVERY BAY    CA   94514          2            12/19/95
    00
    0380355652                           03           02/01/96
     0
    401479                               O            01/01/26
    0


    1462571          881/728             F          750,000.00
    ZZ
    LAPA                DONALD   S       360        750,000.00
     1
    15631 WOODFIELD PLACE              8.250          5,634.50
    70
                                       8.000          5,634.50
1,080,000.00
    LOS ANGELES      CA   91403          2            02/01/96
    00
    0380347303                           05           04/01/96
     0
    103262                               O            03/01/26
    0


    1462606          E37/728             F          346,500.00
    ZZ
    LEVIN               BENJAMIN         360        345,849.37
     1
    3726 SHERIDGE DRIVE                8.375          2,633.65
    90
                                       8.125          2,633.65
 385,000.00
    SHERMAN OAKS     CA   91403          2            11/16/95
    14
    450275383                            05           01/01/96
    30
    450275383                            O            12/01/25
    0


    1462756          791/728             F          138,750.00
    ZZ
    MEDINA              JOSE     A       360        138,665.94
     1
    146 WEST 51 STREET                 8.500          1,066.87
    75
                                       8.250          1,066.87
 185,000.00
    HIALEAH          FL   33012          1            01/10/96
    00
    0380343088                           05           03/01/96
     0
    756249                               O            02/01/26
    0


    1462886          975/728             F          525,000.00
    ZZ
    CHOI                JAMES    H       360        525,000.00
     1
    1352 VIA ROMERO                    8.375          3,990.38
    70
                                       8.125          3,990.38
 750,000.00
    PALOS VERDES ES  CA   90274          4            02/01/96
    00
    0380347188                           05           04/01/96
     0
    952801                               O            03/01/26
    0


1


    1463125          B38/728             F          317,600.00
    ZZ
    RODRIGUEZ           FRANKLIN M       360        315,854.82
     1
    82 SOUTH POWDER MILL ROAD          8.000          2,330.44
    80
    MORRIS PLAINS                      7.750          2,330.44
 397,000.00
    PARISPPANY-TROY  NJ   07950          1            06/23/95
    00
    0380349267                           05           08/01/95
     0
    10000751                             O            07/01/25
    0


    1463318          808/728             F          360,000.00
    ZZ
    CHO                 MAN      C       360        359,752.25
     1
    26403 BIRCHFIELD AVENUE            7.875          2,610.25
    90
                                       7.625          2,610.25
 400,000.00
    RANCHO PALOS VE  CA   90274          2            01/04/96
    14
    0380342619                           05           03/01/96
    25
    9300414                              O            02/01/26
    0


    1463898          369/728             F          875,000.00
    ZZ
    RAY                 JOHNNIE  W       360        873,398.46
     1
    515 BUFFALO WAY                    8.500          6,728.00
    76
                                       8.250          6,728.00
1,153,200.00
    ROCKWALL         TX   75087          2            11/28/95
    00
    0380332081                           05           01/01/96
     0
    48726061                             O            12/01/25
    0


    1463955          737/728             F          289,350.00
    ZZ
    BYNUM               SHARON   C       360        289,032.71
     1
    3030 HAMPTON CIRCLE                9.000          2,328.18
    90
                                       8.750          2,328.18
 321,500.00
    BIRMINGHAM       AL   35242          1            12/21/95
    14
    0380318882                           03           02/01/96
    25
    554139                               O            01/01/26
    0


    1463987          514/728             F          220,000.00
    ZZ
    WILLINGHAM          THOMAS   P       360        219,379.15
     1
    2116 CHESTNUT OAKS DRIVE           8.000          1,614.28
    74
                                       7.750          1,614.28
 300,000.00
    BIRMINGHAM       AL   35244          1            10/23/95
    00
    0380302803                           03           12/01/95
     0
    355749                               O            11/01/25
    0


    1464404          480/728             F          120,000.00
    ZZ
    FRAZIER             CARY     R       360        119,925.41
     1
    4607 BIMINI DRIVE                  8.375            912.09
    75
                                       8.125            912.09
 160,000.00
1


    BRADENTON        FL   34210          1            01/16/96
    00
    0380342650                           05           03/01/96
     0
    1833805                              O            02/01/26
    0


    1464468          694/728             F          375,000.00
    ZZ
    TORDELLA            PHILIP   A       360        374,741.93
     1
    754 WHITE HORSE ROAD               7.875          2,719.01
    69
                                       7.625          2,719.01
 545,000.00
    BERWYN           PA   19312          2            01/26/96
    00
    0380355330                           05           03/01/96
     0
    0400103103                           O            02/01/26
    0


    1464478          559/728             F          298,000.00
    ZZ
    SPECHKO             JOHN     A       360        297,794.92
     1
    5520 INVERNESS AVENUE              7.875          2,160.71
    80
                                       7.625          2,160.71
 373,000.00
    SANTA ROSA       CA   95404          2            12/29/95
    00
    0380346297                           05           03/01/96
     0
    0436881                              O            02/01/26
    0


    1464489          881/728             F          225,000.00
    ZZ
    BRADACH             MICHAEL  E       360        224,852.82
     1
    7764 BACON ROAD                    8.125          1,670.62
    90
                                       7.875          1,670.62
 250,000.00
    WHITTIER         CA   90602          2            01/17/96
    01
    0380348566                           05           03/01/96
    25
    302136                               O            02/01/26
    0


    1464619          791/728             F          232,800.00
    ZZ
    WEINBERG            ROSS     H       360        232,478.53
     1
    7897 KENDRICK COURT                7.875          1,687.96
    80
                                       7.625          1,687.96
 291,247.00
    MANASSAS         VA   22111          1            12/29/95
    00
    0380328295                           05           02/01/96
     0
    756219                               O            01/01/26
    0


    1464853          791/728             F          180,000.00
    ZZ
    SIMPSON             HERBERT  B       360        179,879.22
     1
    7720 SW 177 STREET                 8.000          1,320.78
    75
                                       7.750          1,320.78
 240,000.00
    MIAMI            FL   33157          1            01/12/96
    00
    0380342155                           05           03/01/96
     0
    756351                               O            02/01/26
    0
1




    1464951          637/728             F          620,000.00
    ZZ
    KOCOGLU             OHANNES          360        619,624.40
     1
    15969 TOBIN WAY                    8.500          4,767.27
    71
                                       8.250          4,767.27
 885,000.00
    SHERMAN OAKS     CA   91403          2            01/24/96
    00
    0380343245                           05           03/01/96
     0
    3468444                              O            02/01/26
    0


    1465115          791/728             F           96,000.00
    ZZ
    BEINEKE             SUSAN    A       360         95,937.20
     1
    38 LAUREL COURT #309               8.125            712.80
    80
                                       7.875            712.80
 120,000.00
    NASHUA           NH   03062          1            01/05/96
    00
    0380342296                           01           03/01/96
     0
    756362                               O            02/01/26
    0


    1465187          668/728             F          215,200.00
    ZZ
    WILCOXON            DARREL   B       360        214,785.48
     1
    27159 COLUMBIA WAY                 8.250          1,616.73
    80
                                       8.000          1,616.73
 269,000.00
    HAYWARD          CA   94542          1            11/27/95
    00
    0380347139                           05           01/01/96
     0
    6216675                              O            12/01/25
    0


    1465213          736/728             F          632,900.00
    ZZ
    OGUNDIPE            O        A       360        632,464.45
     1
    40 VIA PORTO GRANDE                7.875          4,588.96
    75
                                       7.625          4,588.96
 843,900.00
    RANCHO PALOS VE  CA   90275          1            01/24/96
    00
    0380341074                           03           03/01/96
     0
    457421                               O            02/01/26
    0


    1465286          776/728             F          235,000.00
    ZZ
    CABALLES            ROBERT           360        234,699.26
     1
    11462 WILDCAT COURT                8.250          1,765.48
    73
                                       8.000          1,765.48
 325,000.00
    DUBLIN           CA   94568          2            12/20/95
    00
    0380323346                           03           02/01/96
     0
    6226959                              O            01/01/26
    0


    1466242          356/728             F          215,000.00
    ZZ
    NGUYEN              HUY      S       360        215,000.00
     1
1


    5477 RESEDA CIRCLE                 8.250          1,615.23
    75
                                       8.000          1,615.23
 290,000.00
    FREMONT          CA   94538          2            02/02/96
    00
    0380361502                           05           04/01/96
     0
    2331825                              O            03/01/26
    0


    1466245          356/728             F          299,568.00
    ZZ
    ZHOU                STEVE    X       360        299,366.99
     1
    21073 GREENOLA DRIVE               8.000          2,198.13
    53
                                       7.750          2,198.13
 570,000.00
    CUPERTINO        CA   95014          2            01/19/96
    00
    0380344409                           05           03/01/96
     0
    2334969                              O            02/01/26
    0


    1466251          736/728             F        1,000,000.00
    ZZ
    STERN               YOAV             360        999,311.81
     1
    17 TARA HILL ROAD                  7.875          7,250.69
    69
                                       7.625          7,250.69
1,460,000.00
    TIBURON          CA   94920          1            01/23/96
    00
    0380341165                           05           03/01/96
     0
    460272                               O            02/01/26
    0


    1466261          375/728             F          241,000.00
    ZZ
    LIU                 JIMMY            360        240,834.14
     1
    1190 KAHULUI STREET                7.875          1,747.42
    57
                                       7.625          1,747.42
 425,000.00
    HONOLULU         HI   96825          2            01/12/96
    00
    0380371097                           03           03/01/96
     0
    609321                               O            02/01/26
    0


    1466281          664/728             F          213,750.00
    ZZ
    OCAMPO JR           CATALINO M       360        213,623.80
     1
    23 JENNINGS COURT                  8.625          1,662.53
    95
                                       8.375          1,662.53
 225,000.00
    SAN FRANCISCO    CA   94124          1            01/09/96
    10
    0380345695                           01           03/01/96
    30
    2032654                              O            02/01/26
    0


    1466381          791/728             F           45,000.00
    ZZ
    ARIAS               VICTORIA B       360         44,967.43
     1
    305 S FENWICK STREET               7.625            318.51
    25
                                       7.375            318.51
 187,000.00
    ARLINGTON        VA   22204          2            01/23/96
    00
    0380342122                           05           03/01/96
     0
1


    756373                               O            02/01/26
    0


    1466559          559/728             F          176,700.00
    ZZ
    NAGEL               DENNIS   W       360        176,581.43
     1
    1477 CAPRI AVENUE                  8.000          1,296.57
    95
                                       7.750          1,296.57
 186,000.00
    PETALUMA         CA   94954          2            01/02/96
    10
    0380346354                           03           03/01/96
    30
    0430520                              O            02/01/26
    0


    1466638          668/728             F          130,000.00
    ZZ
    BROWN               ROBERT   G       360        129,919.19
     1
    14770 SLALOM WAY                   8.375            988.10
    63
                                       8.125            988.10
 209,000.00
    TRUCKEE          CA   96161          4            01/11/96
    00
    0380362450                           05           03/01/96
     0
    6213524                              O            02/01/26
    0


    1466642          455/728             F           98,000.00
    ZZ
    WILCOX              BILL             360         97,940.63
     1
    5209 CROSSRIDGE CIRCLE             8.500            753.54
    70
                                       8.250            753.54
 140,000.00
    WOODSTOCK        GA   30188          2            01/15/96
    00
    0380348988                           05           03/01/96
     0
    50639                                O            02/01/26
    0


    1466666          076/076             F          300,000.00
    ZZ
    WOODHAM             BARRY    D       360        298,911.54
     1
    SPRING CREEK ROAD                  7.875          2,175.20
    75
                                       7.625          2,175.20
 400,000.00
    MONTEVALLO       AL   35115          4            10/01/95
    00
    4973012                              05           11/01/95
     0
    4973012                              O            10/01/25
    0


    1466886          171/728             F          227,050.00
    ZZ
    MALACHI             SEAN             360        226,889.74
     1
    300 SOUTH ANISE STREET             7.750          1,626.62
    95
                                       7.500          1,626.62
 239,000.00
    ANAHEIM          CA   92808          1            01/09/96
    10
    0380345653                           03           03/01/96
    30
    67052720                             O            02/01/26
    0


1


    1466888          A53/728             F          241,300.00
    ZZ
    LOGUE               TERESA   G       360        240,823.24
     1
    7187 PRESIDENTIAL DRIVE            8.125          1,791.65
    85
                                       7.875          1,791.65
 283,900.00
    GURNEE           IL   60031          1            11/21/95
    04
    0380363409                           03           01/01/96
    12
    0290016127                           O            12/01/25
    0


    1466891          457/728             F          292,950.00
    ZZ
    GAGNE               MICHAEL  J       360        292,763.19
     1
    30 DUCKS HEAD  UNIT 30             8.250          2,200.84
    70
                                       8.000          2,200.84
 420,000.00
    NEW CASTLE       NH   03854          2            01/25/96
    00
    0380347915                           01           03/01/96
     0
    951312032                            O            02/01/26
    0


    1466895          965/728             F           82,400.00
    ZZ
    KUNSMAN SR          ROBERT   A       360         82,112.71
     1
    4205 NORTH 111TH AVENUE            7.875            597.46
    80
                                       7.625            597.46
 103,000.00
    PHOENIX          AZ   85037          2            09/27/95
    00
    0380347501                           05           11/01/95
     0
    138026                               O            10/01/25
    0


    1466908          356/728             F          249,000.00
    ZZ
    UPCHURCH            JAMES    W       360        249,000.00
     1
    151 CENTRAL AVENUE                 7.875          1,805.43
    42
                                       7.625          1,805.43
 600,000.00
    LOS GATOS        CA   95032          2            01/26/96
    00
    0380347436                           05           04/01/96
     0
    2335842                              O            03/01/26
    0


    1466955          757/757             F          390,000.00
    ZZ
    LOEB                THOMAS   S       360        389,447.70
     1
    9430 TIMBERCREEK BOULEVARD         7.750          2,794.01
    87
                                       7.500          2,794.01
 449,516.00
    DAPHNE           AL   36526          1            12/30/95
    01
    2671162                              03           02/01/96
    25
    2671162                              O            01/01/26
    0


    1467001          709/728             F          400,000.00
    ZZ
    HENDERSON           DAVID    A       360        400,000.00
     1
    2 TARRY LANE                       8.125          2,969.99
    67
                                       7.875          2,969.99
 600,000.00
1


    ORINDA           CA   94563          5            02/09/96
    00
    0380353426                           05           04/01/96
     0
    700826                               O            03/01/26
    0


    1467056          757/757             F          560,000.00
    ZZ
    COOPER              CALVIN   K       360        559,245.98
     1
    1320 PLAINVIEW ROAD                8.000          4,109.09
    74
                                       7.750          4,109.09
 760,000.00
    MAYESVILLE       GA   30558          2            12/22/95
    00
    2670792                              05           02/01/96
     0
    2670792                              O            01/01/26
    0


    1467079          724/728             F          289,600.00
    ZZ
    O'LEARY             DANIEL   S       360        289,600.00
     1
    6 POND EDGE LANE                   8.250          2,175.67
    80
                                       8.000          2,175.67
 362,000.00
    IPSWICH          MA   01938          2            02/02/96
    00
    0380343153                           05           04/01/96
     0
    9512861                              O            03/01/26
    0


    1467099          171/728             F          277,850.00
    ZZ
    GARRICK             WILLIAM  J       360        277,672.82
     1
    410 LOS ALTOS AVENUE               8.250          2,087.40
    95
                                       8.000          2,087.40
 292,500.00
    LONG BEACH       CA   90814          1            01/10/96
    10
    0380345158                           05           03/01/96
    30
    61052440                             O            02/01/26
    0


    1467115          E03/728             F          183,350.00
    ZZ
    STUBBS              ERIC     D       360        183,230.06
     1
    1463 ALISO PLACE                   8.125          1,361.37
    95
                                       7.875          1,361.37
 193,000.00
    ESCONDIDO        CA   92027          2            01/19/96
    10
    0380347360                           05           03/01/96
    30
    69000290                             O            02/01/26
    0


    1467519          227/728             F          340,720.00
    ZZ
    FISCHER             WILLIAM  H       360        339,424.67
     1
    5203 E. MINERAL LANE               7.875          2,470.46
    80
                                       7.625          2,470.46
 425,900.00
    LITTLETON        CO   80123          1            12/20/95
    00
    0380349275                           03           02/01/96
     0
    1622326                              O            01/01/26
    0
1




    1467607          757/757             F           49,500.00
    ZZ
    DUBOV               MIRIAM           360         49,439.79
     1
    3440 HORSESHOE CIRCLE              8.500            380.62
    59
                                       8.250            380.62
  84,500.00
    MONTGOMERY       AL   36116          1            12/27/95
    00
    2670716                              05           02/01/96
     0
    2670716                              O            01/01/26
    0


    1467700          803/728             F          216,550.00
    ZZ
    DE MORDAUNT         MICHAEL  W       360        216,255.77
     1
    4 MAINSAIL COURT                   8.000          1,588.97
    95
                                       7.750          1,588.97
 227,958.00
    RICHMOND         CA   94804          1            12/21/95
    11
    0380318155                           03           02/01/96
    30
    140033                               O            01/01/26
    0


    1467752          201/728             F          229,300.00
    ZZ
    QUINTANA            ANTONIO          360        228,983.35
     1
    11215 CEDARCLIFFE DRIVE            7.875          1,662.59
    91
                                       7.625          1,662.59
 254,377.00
    AUSTIN           TX   78750          1            12/11/95
    04
    0380310749                           05           02/01/96
    30
    4200861161                           O            01/01/26
    0


    1467765          935/728             F           63,900.00
    ZZ
    COLE                DONALD   N       360         63,861.28
     1
    16259 EDGINGTON                    8.500            491.34
    80
                                       8.250            491.34
  79,900.00
    WILLIAMSBURG     OH   45176          1            02/01/96
    00
    0380350091                           05           03/01/96
     0
    43173                                O            02/01/26
    0


    1467781          180/728             F          150,000.00
    ZZ
    MUNK                DAVID            360        149,911.45
     1
    2724 UPPER CATTLE CREEK            8.625          1,166.68
    60
                                       8.375          1,166.68
 251,000.00
    CARBONDALE       CO   81623          1            01/12/96
    00
    0380342742                           05           03/01/96
     0
    4028775                              O            02/01/26
    0


    1467791          668/728             F          229,900.00
    ZZ
    MCNAIR              THOMAS   C       360        229,605.77
     1
1


    341 FAIRHAVEN WAY                  8.250          1,727.17
    95
                                       8.000          1,727.17
 242,900.00
    VALLEJO          CA   95491          1            12/19/95
    10
    0380342387                           05           02/01/96
    30
    6257604                              O            01/01/26
    0


    1467818          A35/728             F          227,700.00
    ZZ
    HAWKINS             TOMAS    K       360        227,547.22
     1
    3889 WINDANSEA STREET              8.000          1,670.78
    79
                                       7.750          1,670.78
 290,000.00
    LAS VEGAS        NV   89117          2            01/23/96
    00
    0380340514                           03           03/01/96
     0
    2303                                 O            02/01/26
    0


    1467820          A35/728             F          540,000.00
    ZZ
    UNGER               ROBERT   G       360        539,637.67
     1
    1899 HILLBORO DRIVE                8.000          3,962.33
    80
                                       7.750          3,962.33
 675,000.00
    HENDERSON        NV   89014          1            01/19/96
    00
    0380341645                           03           03/01/96
     0
    2350                                 O            02/01/26
    0


    1467966          668/728             F          397,900.00
    ZZ
    PETLANSKY           JOHN     M       360        397,336.51
     1
    1661 CALCITE COURT                 7.750          2,850.61
    90
                                       7.500          2,850.61
 442,121.00
    LIVERMORE        CA   94550          1            12/14/95
    11
    0380326463                           05           02/01/96
    25
    6193569                              O            01/01/26
    0


    1468074          976/728             F          296,000.00
    ZZ
    OLAES               ANTHONY  V       360        295,796.29
     1
    526 CAMINO BAILEN                  7.875          2,146.21
    80
                                       7.625          2,146.21
 370,000.00
    ESCONDIDO        CA   92029          1            01/22/96
    00
    0380362708                           05           03/01/96
     0
    743706                               O            02/01/26
    0


    1468233          731/728             F          360,000.00
    ZZ
    TINSLEY             PAMELA           360        359,758.45
     1
    20485 ROCACHICA                    8.000          2,641.55
    69
                                       7.750          2,641.55
 525,000.00
    MALIBU           CA   90265          2            01/23/96
    00
    0380345737                           05           03/01/96
     0
1


    411911104                            O            02/01/26
    0


    1468252          881/728             F          294,000.00
    ZZ
    BARNETT             FRANK            360        293,802.73
     1
    527 WEST MAPLE AVENUE              8.000          2,157.27
    70
                                       7.750          2,157.27
 420,000.00
    EL SEGUNDO       CA   90245          2            01/18/96
    00
    0380347964                           05           03/01/96
     0
    302170                               O            02/01/26
    0


    1468254          976/728             F          243,000.00
    ZZ
    YOUNG               BETH     A       360        242,841.04
     1
    920 S. EL DORADO STREET            8.125          1,804.27
    90
                                       7.875          1,804.27
 270,000.00
    SAN MATEO        CA   94402          1            01/13/96
    04
    0380355967                           05           03/01/96
    25
    722681824                            O            02/01/26
    0


    1468256          356/728             F          300,000.00
    ZZ
    MILLER              DONA     L       360        299,798.70
     1
    1294 REGENCY DRIVE                 8.000          2,201.30
    78
                                       7.750          2,201.30
 385,000.00
    SAN JOSE         CA   95129          2            01/20/96
    00
    0380358995                           05           03/01/96
     0
    2338366                              O            02/01/26
    0


    1468274          E15/728             F          260,000.00
    ZZ
    HUNTER              JAMES    P       360        259,829.93
     1
    17969 SARATOGA LOS GATOS RD        8.125          1,930.49
    73
                                       7.875          1,930.49
 360,000.00
    MONTE SERENO     CA   95030          5            01/12/96
    00
    0380343302                           05           03/01/96
     0
    31006151                             O            02/01/26
    0


    1468332          A91/728             F          241,000.00
    ZZ
    MACLELLAND          STUART           360        240,842.35
     1
    108 CRANFORD AVENUE                8.125          1,789.42
    90
                                       7.875          1,789.42
 268,000.00
    CRANFORD         NJ   07016          1            01/26/96
    11
    0380344912                           05           03/01/96
    25
    345291                               O            02/01/26
    0


1


    1468418          077/077             F          209,500.00
    ZZ
    WALKER              DOUGLAS  E       360        209,210.70
     1
    5994 TAYLOR RIDGE                  7.875          1,519.02
    95
                                       7.625          1,519.02
 220,685.00
    WEST CHESTER     OH   45069          1            12/29/95
    12
    349862                               05           02/01/96
    30
    349862                               O            01/01/26
    0


    1468463          439/728             F          220,000.00
    ZZ
    DITO                DENISE   H       360        219,678.91
     1
    1279 TOWNSEND TERRACE              7.600          1,553.37
    62
                                       7.350          1,553.37
 356,950.00
    SUNNYVALE        CA   94087          1            12/20/95
    00
    0380318056                           05           02/01/96
     0
    1826479                              O            01/01/26
    0


    1468498          776/728             F          360,000.00
    ZZ
    GREEN               SHARON   H       360        359,745.91
     1
    1721 WALDMAN AVENUE                7.750          2,579.09
    67
                                       7.500          2,579.09
 540,000.00
    LAS VEGAS        NV   89102          5            01/26/96
    00
    0380349556                           05           03/01/96
     0
    6326906                              O            02/01/26
    0


    1468504          764/728             F          298,400.00
    ZZ
    CHIEN               JONATHAN S       360        298,209.72
     1
    429 N ALABAMA STREET               8.250          2,241.78
    74
                                       8.000          2,241.78
 408,000.00
    SAN GARBRIEL     CA   91776          2            01/23/96
    00
    0380347048                           05           03/01/96
     0
    890075                               O            02/01/26
    0


    1468543          455/728             F          126,500.00
    ZZ
    GOTTLINGER          A        C       360        126,421.36
     1
    3253 COUNTRYWIDE DRIVE             8.375            961.50
    69
                                       8.125            961.50
 185,000.00
    MARIETTA         GA   30067          2            01/26/96
    00
    0380346099                           05           03/01/96
     0
    1009                                 O            02/01/26
    0


    1468562          561/728             F          321,000.00
    ZZ
    PADULA              PETER            360        320,567.78
     1
    2051 WASHINGTON VALLEY ROAD        8.000          2,355.39
    74
                                       7.750          2,355.39
 436,000.00
1


    BRIDGEWATER      NJ   08807          4            12/20/95
    00
    0380361627                           05           02/01/96
     0
    8535924                              O            01/01/26
    0


    1468691          601/728             F          260,000.00
    ZZ
    GINSBURGH           CHARLES  L       360        259,649.92
     1
    201 STEVENS COURT                  8.000          1,907.79
    75
                                       7.750          1,907.79
 349,903.00
    YORKTOWN         VA   23693          1            12/12/95
    00
    0380358318                           03           02/01/96
     0
    1037216                              O            01/01/26
    0


    1468710          965/728             F          217,500.00
    ZZ
    RIVA                RICHARD  V       360        217,500.00
     1
    10390 E LAKEVIEW DRIVE #104        8.250          1,634.00
    69
                                       8.000          1,634.00
 318,000.00
    SCOTTSDALE       AZ   85258          2            02/02/96
    00
    0380345430                           01           04/01/96
     0
    138138                               O            03/01/26
    0


    1468715          936/728             F          223,250.00
    ZZ
    EDMISTON            JOHN     J       360        223,100.20
     1
    1309 EAST SOMERSET PLACE           8.000          1,638.13
    95
                                       7.750          1,638.13
 235,000.00
    LONG BEACH       CA   90807          1            01/18/96
    11
    0380345406                           05           03/01/96
    30
    600777                               O            02/01/26
    0


    1468719          956/728             F          180,000.00
    ZZ
    SOUTH               MICHAEL  L       360        179,872.96
     1
    589 BAYONA LOOP                    7.750          1,289.54
    75
                                       7.500          1,289.54
 240,000.00
    CHULA VISTA      CA   91910          2            01/24/96
    00
    0380350828                           05           03/01/96
     0
    601054                               O            02/01/26
    0


    1468721          936/728             F          250,000.00
    ZZ
    DYER                PAIGE    M       360        250,000.00
     1
    1 PINTO ROAD                       8.000          1,834.42
    38
                                       7.750          1,834.42
 675,000.00
    ROLLING HILLS    CA   90274          5            02/01/96
    00
    0380347097                           03           04/01/96
     0
    6004907                              O            03/01/26
    0
1




    1468741          689/728             F          247,000.00
    ZZ
    SULLIVAN            JOHN     J       360        246,825.67
     1
    6111 CHICAGO STREET                7.750          1,769.54
    48
                                       7.500          1,769.54
 525,000.00
    OMAHA            NE   68132          2            01/23/96
    00
    0380342809                           05           03/01/96
     0
    NA                                   O            02/01/26
    0


    1468746          450/728             F          940,000.00
    ZZ
    JACOBSON            LAURENCE D       360        939,385.11
     1
    11949 KEARSARGE STREET             8.125          6,979.47
    70
                                       7.875          6,979.47
1,350,000.00
    LOS ANGELES      CA   90049          2            01/24/96
    00
    0380360306                           05           03/01/96
     0
    3963113                              O            02/01/26
    0


    1468760          070/728             F          101,315.80
    ZZ
    OGRADY              JAMES    C       346        101,168.18
     1
    13 QUARRY LANE                     8.125            759.55
    95
                                       7.875            759.55
 108,000.00
    MILTON           VT   05468          1            12/01/95
    11
    0380332107                           05           02/01/96
    25
    1489097                              O            11/01/24
    0


    1468793          070/728             F          726,600.00
    ZZ
    LUDWIG              BRUCE    L       360        723,842.57
     1
    128 NORTH JUNE STREET              8.375          5,522.68
    73
                                       8.125          5,522.68
1,000,000.00
    LOS ANGELES      CA   90004          2            08/30/95
    00
    0380332420                           05           10/01/95
     0
    5252159                              O            09/01/25
    0


    1468927          070/728             F          246,600.00
    ZZ
    WHITED              JOHNIE   W       360        246,267.98
     1
    733 HEATHERWOOD DRIVE              8.000          1,809.46
    70
                                       7.750          1,809.46
 355,000.00
    BIRMINGHAM       AL   35244          5            12/04/95
    00
    0380333709                           03           02/01/96
     0
    7364583                              O            01/01/26
    0


    1468928          070/728             F          237,400.00
    ZZ
    BLANTON             JAMES    M       360        237,132.84
     1
1


    11948 VIA ALFALFA                  8.875          1,888.86
    95
                                       8.625          1,888.86
 249,900.00
    EL CAJON         CA   92019          1            12/19/95
    14
    0380333717                           05           02/01/96
    30
    7384195                              O            01/01/26
    0


    1468942          070/728             F           58,700.00
    ZZ
    WALDROP             JAMES    L       360         58,581.05
     1
    500 TINKER STREET                  8.000            430.72
    70
                                       7.750            430.72
  83,900.00
    HUEYTOWN         AL   35023          1            11/30/95
    00
    0380333865                           05           01/01/96
     0
    7486176                              O            12/01/25
    0


    1469005          881/728             F          221,000.00
    ZZ
    HANSON              RANDOLPH L       360        220,851.71
     1
    39235 BELLA VISTA ROAD             8.000          1,621.62
    74
                                       7.750          1,621.62
 300,000.00
    TEMECULA         CA   92592          2            01/22/96
    00
    0380345570                           05           03/01/96
     0
    102947                               O            02/01/26
    0


    1469010          227/728             F          292,900.00
    ZZ
    JACKSON             TIMOTHY  L       360        291,873.95
     1
    6146 S. BOSTON CIRCLE              8.000          2,149.20
    80
                                       7.750          2,149.20
 367,000.00
    ENGLEWOOD        CO   80111          2            09/22/95
    00
    0380342254                           05           11/01/95
     0
    1615315                              O            10/01/25
    0


    1469034          776/728             F          325,000.00
    ZZ
    BELLIGAN            DENISE   E       360        324,551.19
     1
    1015 BURLWOOD DRIVE                7.875          2,356.48
    90
                                       7.625          2,356.48
 362,000.00
    SAN JOSE         CA   95120          1            12/28/95
    10
    0380331919                           05           02/01/96
    25
    6226978                              O            01/01/26
    0


    1469088          369/728             F          232,500.00
    ZZ
    KROISS              STEPHEN  J       360        232,194.79
     1
    5605 ZUMBRA DRIVE                  8.125          1,726.31
    75
                                       7.875          1,726.31
 310,000.00
    VICTORIA         MN   55386          1            12/29/95
    00
    0380340605                           05           02/01/96
     0
1


    48624902                             O            01/01/26
    0


    1469135          803/728             F          270,000.00
    ZZ
    MARTELL             TERRY            360        270,000.00
     1
    952 SOUTH CREEKVIEW LANE           7.750          1,934.31
    90
                                       7.500          1,934.31
 300,000.00
    ANAHEIM          CA   92808          1            02/05/96
    11
    0380346255                           03           04/01/96
    25
    11630005                             O            03/01/26
    0


    1469138          E15/728             F          257,100.00
    ZZ
    CALLENDER           ROBERT   J       360        256,936.05
     1
    12154 BEAUFAIT AVENUE              8.250          1,931.51
    90
    NORTHRIDGE AREA                    8.000          1,931.51
 286,000.00
    LOS ANGELES      CA   91326          1            01/25/96
    10
    0380363292                           05           03/01/96
    25
    31006201                             O            02/01/26
    0


    1469242          975/728             F          197,750.00
    ZZ
    LEE                 PAUL             360        197,617.31
     1
    2315 LONGDEN DRIVE                 8.000          1,451.02
    56
                                       7.750          1,451.02
 357,000.00
    SAN MARINO       CA   91108          1            01/22/96
    00
    0380343765                           05           03/01/96
     0
    960099                               O            02/01/26
    0


    1469281          025/025             F          329,100.00
    ZZ
    BEAUCHAMP           R        D       360        327,206.76
     1
    928 YEARLING WAY                   8.375          2,501.40
    90
                                       8.125          2,501.40
 365,715.00
    NASHVILLE        TN   37221          1            05/31/95
    01
    405737                               03           07/01/95
    25
    405737                               O            06/01/25
    0


    1469288          943/943             F           84,150.00
    ZZ
    GIANNINI,           WILLIAM          360         73,511.51
     1
    AMICALOLA ROAD                    10.250            754.07
    90
                                      10.000            754.07
  93,500.00
    HIGHLAND LAKES   NJ   07422          1            05/15/86
    04
    9137495                              05           07/01/86
    17
    9137495                              O            06/01/16
    0


1


    1469337          943/943             F          328,500.00
    ZZ
    COOPER              BRAD             360        327,799.93
     1
    6210 CORDOBA CT                    7.750          2,353.42
    90
                                       7.500          2,353.42
 365,000.00
    LONG BEACH       CA   90803          1            11/20/95
    10
    5545000146                           03           01/01/96
    25
    5545000146                           O            12/01/25
    0


    1469369          668/728             F          490,000.00
    ZZ
    WOOD                DAVID    E       360        489,356.77
     1
    2565 WEST LAKE VAN NESS CIRCLE     8.125          3,638.24
    70
                                       7.875          3,638.24
 700,000.00
    FRESNO           CA   93711          1            12/26/95
    00
    0380323882                           03           02/01/96
     0
    6249338                              O            01/01/26
    0


    1469373          A06/728             F           99,000.00
    ZZ
    SHERWOOD            BRIAN            360         98,938.46
     1
    2970 ROWAN                         8.375            752.48
    75
                                       8.125            752.48
 132,000.00
    WATERFORD        MI   48329          2            01/10/96
    00
    0380313628                           05           03/01/96
     0
    956448                               O            02/01/26
    0


    1469380          480/728             F          337,500.00
    ZZ
    BEAVER              DAVID    M       360        337,056.96
     1
    1121 MYRTLE ROAD                   8.125          2,505.93
    90
                                       7.875          2,505.93
 375,000.00
    VALRICO          FL   33594          1            12/27/95
    10
    0380327107                           05           02/01/96
    25
    1245653                              O            01/01/26
    0


    1469407          936/728             F          341,250.00
    ZZ
    KAMINSKI            ROBERT   J       360        341,032.39
     1
    29126 WARNICK ROAD                 8.250          2,563.70
    75
                                       8.000          2,563.70
 455,000.00
    RANCHO PALOS VE  CA   90275          5            01/23/96
    00
    0380344433                           05           03/01/96
     0
    6005706                              O            02/01/26
    0


    1469408          936/728             F          520,000.00
    ZZ
    SCHRODY             ERIK     E       360        519,676.79
     1
    2113 MOUNT OLYMPUS DRIVE           8.375          3,952.38
    78
                                       8.125          3,952.38
 675,000.00
1


    LOS ANGELES      CA   90046          2            01/22/96
    00
    0380352006                           05           03/01/96
     0
    6010151541                           O            02/01/26
    0


    1469450          A35/728             F          392,000.00
    ZZ
    CASALE              KATHRYN  L       360        392,000.00
     1
    13 RAYNHAM ROAD                    7.750          2,808.34
    70
                                       7.500          2,808.34
 560,000.00
    GLEN COVE        NY   11542          1            02/02/96
    00
    0380344813                           05           04/01/96
     0
    HV6232                               O            03/01/26
    0


    1469472          E22/728             F          749,000.00
    ZZ
    CIRINO              JOHN             360        748,510.05
     1
    27495 HIDDEN TRAIL ROAD            8.125          5,561.30
    70
                                       7.875          5,561.30
1,070,000.00
    LAGUNA HILLS     CA   92653          1            01/23/96
    00
    0410054126                           03           03/01/96
     0
    0410054126                           O            02/01/26
    0


    1469542          450/728             F          242,500.00
    ZZ
    PUFF JR             ROBERT   E       360        242,147.86
     1
    3331 PARAISO WAY                   7.625          1,716.40
    90
                                       7.375          1,716.40
 269,500.00
    GLENDALE         CA   91214          2            12/07/95
    10
    0380324195                           05           02/01/96
    25
    3962552                              O            01/01/26
    0


    1469667          976/728             F          280,000.00
    ZZ
    MCALLISTER          CHARLES  L       360        279,797.34
     1
    308 CHANNING ROAD                  7.625          1,981.83
    80
                                       7.375          1,981.83
 350,000.00
    BURLINGAME       CA   94010          1            01/23/96
    00
    0380348491                           05           03/01/96
     0
    757045824                            O            02/01/26
    0


    1469792          227/728             F          218,000.00
    ZZ
    DEFRENCH            TIMOTHY  M       360        217,675.41
     1
    10541 BROOKVIEW DRIVE              7.500          1,524.29
    95
                                       7.250          1,524.29
 229,525.00
    CARMEL           IN   46032          1            01/04/96
    14
    0380334608                           03           02/01/96
    30
    1563044                              O            01/01/26
    0
1




    1469857          385/385             F          246,914.75
    ZZ
    SMITH               DEBORAH  C       334        246,727.56
     1
    2800 GLENEAGLES POINTE             8.375          1,910.45
    88
                                       8.125          1,910.45
 283,689.00
    ALPHARETTA       GA   30202          1            12/18/95
    10
    1248194                              03           03/01/96
    17
    1248194                              O            12/01/23
    0


    1469884          163/728             F          255,000.00
    ZZ
    STEJSKAL            THOMAS   A       360        254,508.83
     1
    1832 WILSON PLACE                  8.250          1,915.73
    71
                                       8.000          1,915.73
 360,000.00
    ARLINGTON HEIGH  IL   60004          5            11/20/95
    00
    0380346693                           05           01/01/96
     0
    15099858                             O            12/01/25
    0


    1469923          976/728             F          270,000.00
    ZZ
    CARPENTER           ANGELA   K       360        269,814.19
     1
    5000 MIGUEL COURT NE               7.875          1,957.69
    65
                                       7.625          1,957.69
 420,000.00
    ALBUQUERQUE      NM   87111          1            01/24/96
    00
    0380354432                           05           03/01/96
     0
    657687644                            O            02/01/26
    0


    1469925          976/728             F          645,000.00
    ZZ
    ANDERSON            ERIC     P       360        644,556.11
     1
    2736 BRODERICK STREET              7.875          4,676.70
    67
                                       7.625          4,676.70
 975,000.00
    SAN FRANCISCO    CA   94123          2            01/25/96
    00
    0380349887                           05           03/01/96
     0
    757126824                            O            02/01/26
    0


    1469950          559/728             F          247,500.00
    ZZ
    ROBINSON            SUSAN            360        247,350.05
     1
    386 OCEAN PARKWAY                  8.500          1,903.07
    75
                                       8.250          1,903.07
 330,000.00
    BOLINAS          CA   94924          2            01/25/96
    00
    0380344268                           05           03/01/96
     0
    0446096                              O            02/01/26
    0


    1469953          369/728             F          157,200.00
    ZZ
    PAUL                CLIFFORD R       360        156,988.34
     1
1


    6175 E JANICE WAY                  8.000          1,153.48
    65
                                       7.750          1,153.48
 245,000.00
    SCOTTSDALE       AZ   85254          2            12/19/95
    00
    0380341421                           05           02/01/96
     0
    48826507                             O            01/01/26
    0


    1469960          385/385             F          233,015.19
    ZZ
    QUINN               STEPHEN  D       322        232,433.98
     1
    1316 THOMPSON AVENUE               8.500          1,840.10
    77
                                       8.250          1,840.10
 305,000.00
    GLENDALE         CA   91201          2            11/27/95
    00
    0435073                              05           02/01/96
     0
    0435073                              O            11/01/22
    0


    1469967          744/728             F          143,200.00
    ZZ
    ZEIGER              PETER    D       360        143,101.45
     1
    5182 SKYLARK DRIVE                 7.875          1,038.30
    80
                                       7.625          1,038.30
 179,000.00
    HUNTINGTON BEAC  CA   92649          1            01/11/96
    00
    0380348731                           05           03/01/96
     0
    76122                                O            02/01/26
    0


    1469987          748/748             F          219,200.00
    ZZ
    STEFANSKI           REBECCA  M       360        218,881.68
     1
    61 EVERDALE RD                     7.625          1,551.49
    80
                                       7.375          1,551.49
 274,000.00
    RANDOLPH TOWNSH  NJ   07869          1            12/29/95
    00
    7020795                              05           02/01/96
     0
    7020795                              O            01/01/26
    0


    1470060          736/728             F          352,800.00
    ZZ
    ALANIS JR           FELIX            360        352,557.21
     1
    3057 DITCH ROAD                    7.875          2,558.04
    90
                                       7.625          2,558.04
 392,000.00
    SIMI VALLEY      CA   93063          1            01/24/96
    10
    0380348947                           05           03/01/96
    17
    458350                               O            02/01/26
    0


    1470067          356/728             F          220,000.00
    ZZ
    WALTON              JERRY    L       360        220,000.00
     1
    5862 SAN JUAN WAY                  8.125          1,633.50
    59
                                       7.875          1,633.50
 375,000.00
    PLEASANTON       CA   94566          5            02/01/96
    00
    0380361486                           05           04/01/96
     0
1


    2335461                              O            03/01/26
    0


    1470069          975/728             F          270,000.00
    ZZ
    LANAHAN             DANIEL   T       360        270,000.00
     1
    3501 LOCUST AVENUE                 7.500          1,887.88
    78
                                       7.250          1,887.88
 350,000.00
    LONG BEACH       CA   90807          2            02/01/96
    00
    0380347618                           05           04/01/96
     0
    952759                               O            03/01/26
    0


    1470101          624/728             F          490,000.00
    ZZ
    FLATHERS            MICHAEL  D       360        489,654.16
     1
    1077 EAST BROOK CIRCLE             7.750          3,510.42
    74
                                       7.500          3,510.42
 665,000.00
    ALPINE           UT   84004          5            01/22/96
    00
    0380347352                           05           03/01/96
     0
    67047850016                          O            02/01/26
    0


    1470110          559/728             F          220,500.00
    ZZ
    GINGERY             AARON    L       360        220,344.37
     1
    1965 HELSINKI WAY                  7.750          1,579.69
    90
                                       7.500          1,579.69
 245,000.00
    LIVERMORE        CA   94550          2            01/30/96
    01
    0380345521                           05           03/01/96
    25
    0433979                              O            02/01/26
    0


    1470168          608/608             F          609,000.00
    ZZ
    KOMAREK             JOHN     G       360        608,149.62
     1
    330 COVERED BRIDGE ROAD            8.750          4,791.01
    56
                                       8.500          4,791.01
1,100,000.00
    NEW HOPE         PA   18938          2            01/26/96
    00
    0050012095                           05           03/01/96
     0
    0050012095                           O            02/01/26
    0


    1470272          E22/728             F          650,000.00
    ZZ
    FIELDS              WILLIAM  A       360        649,585.52
     1
    30482 GOLDEN RIDGE LANE            8.250          4,883.23
    60
                                       8.000          4,883.23
1,100,000.00
    SAN JUAN CAPIST  CA   92675          2            01/23/96
    00
    0410085765                           03           03/01/96
     0
    0410085765                           O            02/01/26
    0


1


    1470310          A50/A50             F          219,000.00
    ZZ
    FELDMAN             KENNETH  M       360        218,705.14
     1
    2615 OLD MILL WAY                  8.000          1,606.94
    80
                                       7.750          1,606.94
 273,750.00
    STATEBORO        GA   30458          1            12/29/95
    00
    13623                                05           02/01/96
     0
    13623                                O            01/01/26
    0


    1470319          E22/728             F          468,000.00
    ZZ
    FAIR                ROBERT   W       360        467,716.48
     1
    11952 SKY LANE                     8.500          3,598.52
    74
                                       8.250          3,598.52
 640,000.00
    SANTA ANA AREA   CA   92705          2            01/24/96
    00
    0410087316                           05           03/01/96
     0
    0410087316                           O            02/01/26
    0


    1470337          893/728             F          280,000.00
    ZZ
    KUDLER              MITCHELL S       360        280,000.00
     1
    519 SKIFF CIRCLE                   8.125          2,078.99
    80
                                       7.875          2,078.99
 350,000.00
    REDWOOD CITY     CA   94065          2            02/01/96
    00
    0380347238                           05           04/01/96
     0
    696195                               O            03/01/26
    0


    1470349          976/728             F          568,000.00
    ZZ
    PARKER              RICHARD  A       360        567,655.90
     1
    430 SILVER GATE AVENUE             8.500          4,367.43
    80
                                       8.250          4,367.43
 710,000.00
    SAN DIEGO        CA   92016          2            01/24/96
    00
    0380347345                           05           03/01/96
     0
    743956832                            O            02/01/26
    0


    1470352          776/728             F          242,600.00
    BB
    HENDRY              PAUL     A       360        242,445.31
     1
    1737 BARONET PLACE                 8.250          1,822.57
    89
                                       8.000          1,822.57
 275,000.00
    FULLERTON        CA   92633          2            01/24/96
    11
    0380343450                           05           03/01/96
    25
    2427071                              O            02/01/26
    0


    1470357          881/728             F          456,000.00
    ZZ
    LEISHER             KENNETH  R       360        455,709.22
     1
    369 EAST TWENTY SECOND STREET      8.250          3,425.78
    80
                                       8.000          3,425.78
 570,000.00
1


    COSTA MESA       CA   92627          2            01/23/96
    00
    0380351966                           05           03/01/96
     0
    103129                               O            02/01/26
    0


    1470366          881/728             F          380,000.00
    ZZ
    JACOBS              ROBERT           360        380,000.00
     1
    165 SANTA ELENA LANE               7.625          2,689.62
    72
                                       7.375          2,689.62
 530,000.00
    SANTA BARBARA    CA   93108          1            02/01/96
    00
    0380348517                           05           04/01/96
     0
    601992                               O            03/01/26
    0


    1470384          457/728             F          511,000.00
    ZZ
    PLAPINGER           KEITH    D       360        510,665.73
     1
    25 JOY STREET                      8.125          3,794.17
    75
                                       7.875          3,794.17
 683,000.00
    BOSTON           MA   02114          2            01/25/96
    00
    0380349853                           05           03/01/96
     0
    951312164                            O            02/01/26
    0


    1470455          617/617             F          238,300.00
    ZZ
    HILEY               JAMES    S       360        237,395.60
     1
    3061 BROOK HIGHLAND DRIVE          8.375          1,811.26
    90
                                       8.125          1,811.26
 264,800.00
    BIRMINGHAM       AL   35242          1            09/01/95
    14
    600969                               03           10/01/95
    25
    600969                               O            09/01/25
    0


    1470612          640/640             F          232,000.00
    ZZ
    ADAIR               TAMMY    R       360        230,488.84
     1
    1425 CEDAR RUN DRIVE               7.750          1,662.08
    80
                                       7.500          1,662.08
 290,000.00
    CORDOVA          TN   38018          4            12/22/95
    00
    5612536                              05           02/01/96
     0
    5612536                              O            01/01/26
    0


    1470619          640/640             F          236,000.00
    ZZ
    BURKHALTER          DONALD   R       360        235,674.11
     1
    109 ANTLERS LANE                   7.875          1,711.16
    80
                                       7.625          1,711.16
 295,000.00
    MADISON          MS   39110          4            12/29/95
    00
    5632187                              05           02/01/96
     0
    5632187                              O            01/01/26
    0
1




    1470634          491/491             F          237,627.95
    ZZ
    CROWLEY             JAMES    D       346        237,166.66
     1
    178 GREVILLIA DRIVE                8.750          1,885.35
    79
                                       7.625          1,885.35
 303,950.00
    PETALUMA         CA   94952          1            10/23/95
    00
    2651203                              05           01/01/96
     0
    2651203                              O            10/01/24
    0


    1470635          491/491             F          258,582.02
    ZZ
    DALEY               BRUCE    M       315        257,924.78
     1
    380 WALDO ROAD                     8.625          2,076.07
    74
                                       7.625          2,076.07
 350,000.00
    CAMPBELL         CA   95008          2            10/18/95
    00
    3087247                              05           01/01/96
     0
    3087247                              O            03/01/22
    0


    1470636          491/491             F          224,886.88
    ZZ
    HOOS                JOHN             317        224,336.58
     1
    9242 RUBIO AVENUE                  8.750          1,821.90
    75
    NORTH HILLS AREA                   7.625          1,821.90
 300,000.00
    LOS ANGELES      CA   91343          2            10/03/95
    00
    3146774                              05           01/01/96
     0
    3146774                              O            05/01/22
    0


    1470637          491/491             F          215,469.73
    ZZ
    RUSSELL             DENISE   L       314        215,069.86
     1
    442 AVENIDA DE LAS ROSAS           8.125          1,658.17
    86
                                       7.625          1,658.17
 251,375.00
    ENCINITAS        CA   92024          1            11/13/95
    14
    3149927                              05           02/01/96
    17
    3149927                              O            03/01/22
    0


    1470638          491/491             F          212,045.95
    ZZ
    GROSS               DONALD   L       314        211,685.06
     1
    425-16 CAMILLE CIRCLE              8.625          1,703.88
    86
                                       7.625          1,703.88
 247,435.00
    SAN JOSE         CA   95134          1            11/07/95
    11
    3151824                              09           02/01/96
    17
    3151824                              O            03/01/22
    0


    1470639          491/491             F          287,230.02
    ZZ
    SOMURI              NARAYANA R       318        286,517.24
     1
1


    7731 EAST MARGARET DRIVE           8.625          2,300.36
    74
                                       7.625          2,300.36
 390,000.00
    ANAHEIM          CA   92808          2            10/17/95
    00
    3245284                              03           01/01/96
     0
    3245284                              O            06/01/22
    0


    1470641          491/491             F          195,296.71
    ZZ
    TRAINA, JR          CHARLES  A       316        194,814.96
     1
    5109 GOLETA COURT                  8.750          1,583.46
    91
                                       7.625          1,583.46
 215,500.00
    ANTIOCH          CA   94509          1            10/05/95
    11
    3259323                              05           01/01/96
    22
    3259323                              O            04/01/22
    0


    1470642          491/491             F          239,812.01
    ZZ
    DILIBERTO           MICHAEL          321        238,466.65
     1
    5034 NAGLE AVENUE                  8.750          1,936.66
    87
    SHERMAN OAKS AREA                  7.625          1,936.66
 278,000.00
    LOS ANGELES      CA   91423          1            06/20/95
    11
    3276325                              05           09/01/95
    17
    3276325                              O            05/01/22
    0


    1470643          491/491             F          251,649.17
    ZZ
    WITT                MICHAEL  A       316        251,028.38
     1
    952 RODNEY DRIVE                   8.750          2,040.37
    77
                                       7.625          2,040.37
 329,950.00
    SAN LEANDRO      CA   94577          1            10/10/95
    00
    3340741                              05           01/01/96
     0
    3340741                              O            04/01/22
    0


    1470644          491/491             F          221,246.99
    ZZ
    SALFEN              DION             341        220,789.28
     1
    32040 KINGSPARK COURT              8.625          1,741.69
    71
                                       7.625          1,741.69
 313,000.00
    WESTLAKE VILLAG  CA   91361          2            10/11/95
    00
    3885101                              03           01/01/96
     0
    3885101                              O            05/01/24
    0


    1470645          491/491             F          197,025.38
    ZZ
    FOSTER              DONALD   J       299        195,362.65
     1
    23094 BOXWOOD COURT               10.000          1,791.72
    85
                                       7.625          1,791.72
 232,990.00
    WILDOMAR         CA   92395          1            03/17/95
    10
    4373944                              05           06/01/95
    17
1


    4373944                              O            04/01/20
    0


    1470646          491/491             F          232,957.59
    ZZ
    ODFINA              ZALDY    P       299        232,284.02
     1
    285 SUMMERWIND DRIVE               8.625          1,897.30
    76
                                       7.625          1,897.30
 308,915.00
    MILPITAS         CA   95035          1            10/23/95
    00
    4511298                              05           01/01/96
     0
    4511298                              O            11/01/20
    0


    1470647          491/491             F          283,951.38
    ZZ
    TEAGLE              H        H       299        282,018.76
     1
    1064 CATAMARAN COURT               9.500          2,482.91
    85
                                       7.625          2,482.91
 334,726.00
    COSTA MESA       CA   92627          1            05/02/95
    10
    4511531                              03           08/01/95
    17
    4511531                              O            06/01/20
    0


    1470648          491/491             F          217,036.75
    ZZ
    ANTONIO             BONIFACIOG       299        216,124.46
     1
    12267 BRANICOLE LANE               9.500          1,897.80
    75
                                       7.625          1,897.80
 290,000.00
    SAN DIEGO        CA   92129          1            08/24/95
    00
    4633121                              03           11/01/95
     0
    4633121                              O            09/01/20
    0


    1470649          491/491             F          250,840.22
    ZZ
    AMELI               SEAN     S       298        250,166.55
     1
    1871 GREENFIELD AVE 201            9.125          2,130.29
    86
                                       7.625          2,130.29
 295,000.00
    LOS ANGELES      CA   90025          1            10/25/95
    14
    4678443                              01           01/01/96
    17
    4678443                              O            10/01/20
    0


    1470650          491/491             F          195,796.73
    ZZ
    RICHARDSON          BRIOR    G       299        195,257.69
     1
    6422 PANEL COURT                   9.125          1,662.58
    85
                                       7.625          1,662.58
 232,000.00
    SAN DIEGO        CA   92122          1            10/30/95
    14
    4729081                              05           01/01/96
    17
    4729081                              O            11/01/20
    0


1


    1470651          491/491             F          257,576.65
    ZZ
    GOLD                DAVID    E       299        256,890.72
     1
    12373 HIGH GLEN WAY                9.125          2,185.57
    75
                                       7.625          2,185.57
 346,174.00
    LOS ANGELES      CA   91326          1            10/30/95
    00
    4735455                              05           01/01/96
     0
    4735455                              O            11/01/20
    0


    1470652          491/491             F          267,886.02
    ZZ
    BRUMMETT            ROBERT   S       345        267,335.69
     1
    18309 SANTA STEPHANA CIRCLE        8.500          2,079.68
    79
                                       7.625          2,079.68
 340,000.00
    FOUNTAIN VALLEY  CA   92708          1            10/16/95
    00
    4793692                              03           01/01/96
     0
    4793692                              O            09/01/24
    0


    1470653          491/491             F          198,118.16
    ZZ
    CLAYPOOL            DONALD   W       302        197,592.89
     1
    18112 CLEARWATER CIRCLE            9.000          1,659.67
    75
                                       7.625          1,659.67
 265,000.00
    HUNTINGTON BEAC  CA   92648          1            10/16/95
    00
    4896548                              05           01/01/96
     0
    4896548                              O            02/01/21
    0


    1470654          491/491             F          217,359.91
    ZZ
    SCARPELLI           ANTHONY  S       310        216,784.15
     1
    7976 SIERRA VISTA                  8.625          1,752.59
    76
                                       7.625          1,752.59
 286,000.00
    RANCHO CUCAMONG  CA   91730          1            10/16/95
    00
    5411262                              05           01/01/96
     0
    5411262                              O            10/01/21
    0


    1470655          491/491             F          219,395.17
    ZZ
    OANES               MARTIN   F       313        218,840.67
     1
    1894 RANCHO HILLS DRIVE            8.750          1,783.25
    86
                                       7.625          1,783.25
 255,900.00
    CHINO HILLS      CA   91709          1            10/06/95
    04
    5412196                              05           01/01/96
    17
    5412196                              O            01/01/22
    0


    1470656          491/491             F          197,006.31
    ZZ
    BABARAN             AMBROSIO P       312        196,293.39
     1
    5309 KNOXVILLE AVENUE              8.625          1,585.73
    86
                                       7.625          1,585.73
 230,100.00
1


    LAKEWOOD         CA   90713          1            10/17/95
    12
    5586291                              05           01/01/96
    17
    5586291                              O            12/01/21
    0


    1470659          491/491             F          122,560.14
    ZZ
    WU                  LIDO             316        121,855.85
     1
    3949 EAST CALIFORNIA BOULEVARD     9.625          1,068.63
    11
                                       7.625          1,068.63
1,175,000.00
    PASADENA         CA   91107          5            05/23/95
    00
    5935806                              05           08/01/95
     0
    5935806                              O            11/01/21
    0


    1470660          491/491             F          319,434.33
    ZZ
    HOFFMANN            IRENE    B       331        318,719.36
     1
    4059 LOS ALTOS DRIVE               8.625          2,532.55
    61
                                       7.625          2,532.55
 530,000.00
    PEBBLE BEACH     CA   93953          5            10/16/95
    00
    7790422                              05           01/01/96
     0
    7790422                              O            07/01/23
    0


    1470661          491/491             F          249,902.00
    ZZ
    NAVANI              PRAKASH  R       330        249,338.23
     1
    4116 EAST TOWNSEND AVENUE          8.625          1,982.75
    60
                                       7.625          1,982.75
 420,000.00
    ORANGE           CA   92667          2            10/16/95
    00
    7800762                              03           01/01/96
     0
    7800762                              O            06/01/23
    0


    1470662          491/491             F          248,814.26
    ZZ
    MAXSON              MATTHEW  W       317        248,191.87
     1
    1543 BELLEVILLE WAY                8.625          1,994.33
    77
                                       7.625          1,994.33
 325,000.00
    SUNNYVALE        CA   94087          1            10/18/95
    00
    9456767                              05           01/01/96
     0
    9456767                              O            05/01/22
    0


    1470663          491/491             F          216,319.79
    ZZ
    GREEN               BRIAN    T       319        215,798.94
     1
    2709 SASHA CT                      8.750          1,749.69
    79
                                       7.625          1,749.69
 275,000.00
    SIMI VALLEY      CA   93063          2            10/20/95
    00
    9539387                              05           01/01/96
     0
    9539387                              O            07/01/22
    0
1




    1470664          491/491             F          213,848.06
    ZZ
    FERRER              JOAQUIN  B       326        213,372.31
     1
    12 LYCETT CIRCLE                   8.875          1,739.00
    73
                                       7.625          1,739.00
 295,000.00
    DALY CITY        CA   94015          5            10/02/95
    00
    9719776                              05           01/01/96
     0
    9719776                              O            02/01/23
    0


    1470665          491/491             F          292,986.66
    ZZ
    KERCKHOFF           GEORGE   W       324        292,309.00
     1
    37526 ROAD 274                     8.750          2,360.61
    78
                                       7.625          2,360.61
 380,000.00
    BASS LAKE        CA   93604          2            10/06/95
    00
    9785434                              05           01/01/96
     0
    9785434                              O            12/01/22
    0


    1470666          491/491             F          247,472.48
    ZZ
    OMORI               GARY     A       328        246,918.16
     1
    630 PAJARO STREET                  8.750          1,987.92
    78
                                       7.625          1,987.92
 320,000.00
    SALINAS          CA   93901          1            10/10/95
    00
    9865586                              05           01/01/96
     0
    9865586                              O            04/01/23
    0


    1470667          491/491             F          233,425.62
    ZZ
    MAXSON              MARK     J       330        232,899.03
     1
    2678 RAMSDELL PLACE                8.625          1,852.02
    88
                                       7.625          1,852.02
 267,799.00
    SAN JOSE         CA   95148          1            10/19/95
    11
    9919694                              05           01/01/96
    17
    9919694                              O            06/01/23
    0


    1470788          575/728             F          269,700.00
    ZZ
    KELLY               MICHAEL  P       360        269,318.07
     1
    3 HONEYSTONE COURT                 7.750          1,932.16
    80
                                       7.500          1,932.16
 337,145.00
    BROOKEVILLE      MD   20833          1            12/22/95
    00
    0380326836                           03           02/01/96
     0
    433008420                            O            01/01/26
    0


    1470926          450/728             F          252,000.00
    ZZ
    GOULD               GEORGE   P       360        251,643.13
     1
1


    1099 CHINO CANYON ROAD             7.750          1,805.36
    80
                                       7.500          1,805.36
 315,000.00
    PALM SPRINGS     CA   92262          1            12/22/95
    00
    0380342981                           05           02/01/96
     0
    3963220                              O            01/01/26
    0


    1470950          976/728             F          294,000.00
    ZZ
    MCDONOUGH           TERRY    L       360        293,404.23
     1
    11047 NORTH 52ND STREET            8.000          2,157.27
    95
                                       7.750          2,157.27
 309,500.00
    PHOENIX          AZ   85254          1            11/22/95
    04
    0380347105                           05           01/01/96
    30
    643929                               O            12/01/25
    0


    1470952          559/728             F          203,300.00
    ZZ
    MILANI              BEHROUZ          360        203,300.00
     1
    39063 YOSEMITE WAY                 8.375          1,545.23
    95
                                       8.125          1,545.23
 214,000.00
    FREMONT          CA   94538          2            02/01/96
    11
    0380345489                           05           04/01/96
    30
    0444695                              O            03/01/26
    0


    1470953          976/728             F          299,800.00
    ZZ
    TAUBER              STANLEY  M       360        299,603.89
     1
    4358 NOGALES DRIVE                 8.125          2,226.01
    69
    TARZANA AREA                       7.875          2,226.01
 440,000.00
    LOS ANGELES      CA   91356          2            01/31/96
    00
    0380348442                           05           03/01/96
     0
    768690838                            O            02/01/26
    0


    1470955          559/728             F          184,000.00
    ZZ
    MANCINELLI          RICHARD  T       360        184,000.00
     1
    21 KRONA COURT                     7.500          1,286.56
    80
                                       7.250          1,286.56
 230,000.00
    CONCORD          CA   94521          1            02/01/96
    00
    0380348400                           05           04/01/96
     0
    0450650                              O            03/01/26
    0


    1470987          A62/728             F          245,500.00
    ZZ
    FAULBAUM            RONALD   J       360        245,500.00
     1
    16238 LONE CABIN DRIVE             7.750          1,758.79
    88
                                       7.500          1,758.79
 280,000.00
    CHESTERFIELD     MO   63005          2            02/02/96
    11
    0380331059                           05           04/01/96
    25
1


    1470987                              O            03/01/26
    0


    1471067          893/728             F          212,000.00
    ZZ
    GROOVER             JOSEPH   K       360        212,000.00
     1
    113 HOP RANCH ROAD                 7.750          1,518.79
    80
                                       7.500          1,518.79
 265,000.00
    SANTA ROSA       CA   95403          1            02/12/96
    00
    0380362286                           03           04/01/96
     0
    67196                                O            03/01/26
    0


    1471087          744/728             F          650,000.00
    ZZ
    CASSEL              JOEL     A       360        649,616.25
     1
    4623 ENCINO AVENUE                 8.625          5,055.63
    77
    ENCINO AREA                        8.375          5,055.63
 850,000.00
    LOS ANGELES      CA   91316          2            01/10/96
    00
    0380348137                           05           03/01/96
     0
    76003                                O            02/01/26
    0


    1471099          776/728             F          280,000.00
    T
    GISH                ANN              360        279,821.45
     1
    25663 BUCKHORN DRIVE               8.250          2,103.55
    80
                                       8.000          2,103.55
 350,000.00
    CALABASAS AREA   CA   91302          1            01/05/96
    00
    0380357724                           05           03/01/96
     0
    1121692                              O            02/01/26
    0


    1471134          076/076             F          248,900.00
    ZZ
    WILSON JR           RICHARD  W       360        248,420.59
     1
    633 SUNSET HILL LANE               8.250          1,869.90
    95
                                       8.000          1,869.90
 262,000.00
    ROCKWALL         TX   75087          1            11/28/95
    12
    5038472                              05           01/01/96
    30
    5038472                              O            12/01/25
    0


    1471203          976/728             F          240,900.00
    ZZ
    JOHNS               SCOTT    T       360        240,750.26
     1
    6605 VIREO COURT                   8.375          1,831.02
    80
                                       8.125          1,831.02
 301,186.00
    CARLSBAD         CA   92009          1            01/25/96
    00
    0380347592                           03           03/01/96
     0
    743913832                            O            02/01/26
    0


1


    1471219          976/728             F          248,000.00
    ZZ
    WALSH               PETER            360        247,829.32
     1
    8727 EAST LARIAT LANE              7.875          1,798.18
    80
                                       7.625          1,798.18
 310,155.00
    SCOTTSDALE       AZ   85255          1            01/30/96
    00
    0380359969                           03           03/01/96
     0
    749728                               O            02/01/26
    0


    1471277          232/232             F           47,900.00
    T
    BORTLES             CONNIE           360         47,841.76
     1
    2245 SIDEWINDER DRIVE #601         8.500            368.31
    80
                                       8.250            368.31
  59,900.00
    PARK CITY        UT   84060          1            01/03/96
    00
    11007107                             01           02/01/96
     0
    11007107                             O            01/01/26
    0


    1471281          822/728             F          311,400.00
    ZZ
    CASE JR             JOHN     G       360        311,180.21
     1
    30 NARBROOK PARK                   7.750          2,230.91
    90
                                       7.500          2,230.91
 346,000.00
    NARBERTH         PA   19072          2            12/29/95
    12
    0380325648                           05           03/01/96
    25
    0136060781                           O            02/01/26
    0


    1471316          A89/A89             F          334,943.10
    ZZ
    PISCOPO             MARK     F       320        321,285.64
     1
    59 MCINTOSH LANE                   8.500          2,649.34
    81
                                       7.580          2,649.34
 415,000.00
    BEDFORD          NH   03102          4            09/30/92
    96
    60001576                             05           12/01/92
     0
    60001576                             O            07/01/19
    0


    1471371          670/728             F          280,000.00
    ZZ
    BARARI              FRED     S       360        279,500.50
     1
    1941 HAMILTON AVENUE               8.625          2,177.81
    62
                                       8.375          2,177.81
 455,000.00
    SAN JOSE         CA   95125          5            11/22/95
    00
    0380365172                           05           01/01/96
     0
    1566307                              O            12/01/25
    0


    1471571          670/728             F          252,000.00
    ZZ
    MARKLEY             DAVID    J       360        251,669.18
     1
    511 RAYMOND STREET                 8.125          1,871.10
    90
                                       7.875          1,871.10
 280,000.00
1


    ROCKVILLE CENTR  NY   11570          1            12/21/95
    04
    0380336389                           05           02/01/96
    25
    34025707                             O            01/01/26
    0


    1471683          076/076             F          308,550.00
    ZZ
    FLORES              VICTOR   H       360        307,692.24
     1
    2505 CANYON RIDGE COURT            7.875          2,237.20
    90
                                       7.625          2,237.20
 342,845.00
    ARLINGTON        TX   76006          1            10/24/95
    04
    498552                               05           12/01/95
    25
    498552                               O            11/01/25
    0


    1471693          299/728             F          205,800.00
    ZZ
    BRANNOCK            JEFFREY  B       360        205,213.32
     1
    STATE ROUTE 704                    7.750          1,474.38
    71
                                       7.500          1,474.38
 290,000.00
    LEESBURG         VA   22075          1            10/06/95
    14
    0380339219                           05           12/01/95
    12
    257055                               O            11/01/25
    0


    1471702          B47/728             F          375,000.00
    ZZ
    WEISSENBACH         JOHN             360        375,000.00
     1
    824 INGELSIDE PLACE                7.875          2,719.01
    75
                                       7.625          2,719.01
 501,000.00
    EVANSTON         IL   60201          5            02/14/96
    00
    0380345091                           05           04/01/96
     0
    1471702                              O            03/01/26
    0


    1471718          069/728             F          387,900.00
    ZZ
    LAUBSCHER           BARRY    R       360        387,403.58
     1
    34 BARNEBURG                       8.250          2,914.17
    80
                                       8.000          2,914.17
 484,890.00
    DOVE CANYON ARE  CA   92679          1            12/08/95
    00
    0380342346                           03           02/01/96
     0
    2362071124                           O            01/01/26
    0


    1471783          936/728             F          294,300.00
    ZZ
    O'LEARY             ROBERT   F       360        294,121.70
     1
    811 CUMBERLAND ROAD                8.500          2,262.92
    90
                                       8.250          2,262.92
 327,000.00
    GLENDALE         CA   91202          1            01/10/96
    11
    0380342460                           05           03/01/96
    25
    6010417                              O            02/01/26
    0
1




    1471800          A73/728             F          351,000.00
    ZZ
    LEE                 JOE      H       360        350,764.49
     1
    9817 NORTH TEA PARTY LANE          8.000          2,575.51
    78
                                       7.750          2,575.51
 450,000.00
    FRESNO           CA   93720          2            01/15/96
    00
    0380343138                           05           03/01/96
     0
    0552541236                           O            02/01/26
    0


    1471859          668/728             F          294,000.00
    ZZ
    MAIN                EMMETT   E       360        293,594.01
     1
    2929 CAMINO DEL RIO                7.875          2,131.71
    80
                                       7.625          2,131.71
 367,500.00
    BULLHEAD CITY    AZ   86442          1            12/26/95
    00
    0380371121                           05           02/01/96
     0
    6260152                              O            01/01/26
    0


    1471915          E61/728             F          280,000.00
    ZZ
    PAYSINGER           EARL     C       360        279,816.84
     1
    6317 EAST COLORADO STREET          8.125          2,078.99
    80
                                       7.875          2,078.99
 350,000.00
    LONG BEACH       CA   90803          2            01/30/96
    00
    0380350059                           05           03/01/96
     0
    10988                                O            02/01/26
    0


    1471923          B57/728             F          412,500.00
    ZZ
    DE BEER             LEOPOLD          360        412,500.00
     1
    3028 PAULCREST DRIVE               7.625          2,919.65
    75
                                       7.375          2,919.65
 550,000.00
    LOS ANGELES      CA   90064          1            02/02/96
    00
    0380343492                           05           04/01/96
     0
    9620023                              O            03/01/26
    0


    1471939          975/728             F          380,000.00
    ZZ
    MARQUEZ             PAUL             360        380,000.00
     1
    3404 FRYMAN ROAD                   7.750          2,722.37
    62
    STUDIO CITY AREA                   7.500          2,722.37
 620,000.00
    LOS ANGELES      CA   91604          5            02/01/96
    00
    0380347295                           05           04/01/96
     0
    960232                               O            03/01/26
    0


    1471940          668/728             F          161,250.00
    ZZ
    MOORE               MARCELLA M       360        161,043.64
     1
1


    1002 WEST CLAREMONT STREET         8.250          1,211.42
    75
                                       8.000          1,211.42
 215,000.00
    PHOENIX          AZ   85013          1            12/28/95
    00
    0380344821                           05           02/01/96
     0
    6263214                              O            01/01/26
    0


    1471950          975/728             F          500,000.00
    ZZ
    AU-YOUNG            MAN              360        500,000.00
     1
    2390 RIDGEWAY ROAD                 8.250          3,756.33
    56
                                       8.000          3,756.33
 900,000.00
    SAN MARINO       CA   91108          2            02/08/96
    00
    0380348574                           05           04/01/96
     0
    962072                               O            03/01/26
    0


    1472037          232/232             F          285,000.00
    ZZ
    ASTER               KAREL            360        284,822.85
     1
    16801 CAPTIVA DRIVE                8.375          2,166.21
    29
                                       8.125          2,166.21
1,000,000.00
    CAPTIVA          FL   33924          2            01/19/96
    00
    414054                               05           03/01/96
     0
    414054                               O            02/01/26
    0


    1472091          405/405             F          202,800.00
    ZZ
    OZ                  EYAL             360        202,559.67
     1
    8356 WEST 4TH STREET               8.625          1,577.36
    66
                                       8.375          1,577.36
 310,000.00
    LOS ANGELES      CA   90048          2            12/07/95
    00
    3815305                              05           02/01/96
     0
    3815305                              O            01/01/26
    0


    1472092          405/405             F          118,000.00
    ZZ
    FINNELL             DONNA    L       360        117,800.45
     1
    11 CUESTA LANE                     8.375            896.89
    75
                                       8.125            896.89
 158,500.00
    SANTA FE         NM   87505          1            12/12/95
    00
    3819281                              03           02/01/96
     0
    3819281                              O            01/01/26
    0


    1472093          405/405             F           94,500.00
    ZZ
    LAYRAC              PAUL             360         94,369.49
     1
    413 WEST BUENA VISTA               7.875            685.20
    75
                                       7.625            685.20
 126,000.00
    SANTA FE         NM   87501          1            12/12/95
    00
    3819794                              05           02/01/96
     0
1


    3819794                              O            01/01/26
    0


    1472094          405/405             F          386,000.00
    ZZ
    YEE                 MICHAEL  W       360        385,506.03
     1
    1144 CORTEZ AVENUE                 8.250          2,899.89
    66
                                       8.000          2,899.89
 590,000.00
    BURLINGAME       CA   94010          2            12/05/95
    00
    3821345                              05           02/01/96
     0
    3821345                              O            01/01/26
    0


    1472095          405/405             F          679,000.00
    ZZ
    FINKELTUB           ELIAHU           360        678,062.35
     1
    3110 STONE OAK DR                  7.875          4,923.23
    70
                                       7.625          4,923.23
 970,000.00
    LOS ANGELES      CA   90049          1            12/08/95
    00
    3825312                              05           02/01/96
     0
    3825312                              O            01/01/26
    0


    1472136          638/728             F          445,360.00
    ZZ
    LEMONS              THOMAS   E       360        444,182.79
     1
    187 HEATHER LANE                   8.125          3,306.79
    55
                                       7.875          3,306.79
 815,000.00
    ASPEN            CO   81611          1            11/01/95
    00
    0380363763                           05           12/01/95
     0
    8512500                              O            11/01/25
    0


    1472152          664/728             F          220,800.00
    ZZ
    FREY                DAVID    J       360        220,510.14
     1
    3968 EL LADO DRIVE                 8.125          1,639.44
    80
                                       7.875          1,639.44
 276,000.00
    GLENDALE         CA   91214          1            12/18/95
    00
    0380344631                           05           02/01/96
     0
    2063097                              O            01/01/26
    0


    1472153          808/728             F          241,600.00
    ZZ
    SAEED               REHAN            360        241,420.69
     1
    20873 E WALNUT CANYON ROAD         7.500          1,689.31
    80
                                       7.250          1,689.31
 302,000.00
    WALNUT           CA   91789          1            01/18/96
    00
    0380346685                           05           03/01/96
     0
    3100472                              O            02/01/26
    0


1


    1472157          369/728             F          335,250.00
    ZZ
    ORLANDO             JOSEPH           360        334,553.14
     1
    5 SPRING KNOLL COURT               7.875          2,430.80
    90
                                       7.625          2,430.80
 372,500.00
    LUTHERVILLE      MD   21093          1            12/01/95
    11
    0380339425                           03           01/01/96
    25
    48297170                             O            12/01/25
    0


    1472212          227/728             F          330,000.00
    ZZ
    COKER               TROY     S       360        329,331.27
     1
    2535 E KENTUCKY                    8.000          2,421.43
    72
                                       7.750          2,421.43
 460,000.00
    DENVER           CO   80209          5            11/03/95
    00
    0380344714                           05           01/01/96
     0
    1588267                              O            12/01/25
    0


    1472249          B43/728             F          153,750.00
    ZZ
    MANDRY              CHARLES  E       360        153,750.00
     1
    11225 HOWELLS ROAD                 8.500          1,182.21
    75
                                       8.250          1,182.21
 205,000.00
    COLORADO SPRING  CO   80908          2            02/16/96
    00
    0380370933                           05           04/01/96
     0
    1472249                              O            03/01/26
    0


    1472252          232/232             F           81,900.00
    T
    DUNLAP              ROBERT   P       360         81,847.77
     1
    1385 LOWELL AVENUE #215            8.250            615.29
    70
                                       8.000            615.29
 117,000.00
    PARK CITY        UT   84060          1            01/19/96
    00
    11007521                             01           03/01/96
     0
    11007521                             O            02/01/26
    0


    1472267          638/728             F          213,750.00
    ZZ
    LACEY               ROGER    H       360        213,617.15
     1
    3018 WEST AVENUE                   8.375          1,624.65
    95
                                       8.125          1,624.65
 225,000.00
    AUSTIN           TX   78705          1            01/12/96
    01
    0380352048                           05           03/01/96
    30
    8537693                              O            02/01/26
    0


    1472341          814/728             F          239,300.00
    ZZ
    POSADAS JR          CONRADO          360        239,300.00
     1
    614 ALEXIS CIRCLE                  7.375          1,652.79
    90
                                       7.125          1,652.79
 265,900.00
1


    DALY CITY        CA   94014          1            02/13/96
    04
    0380355843                           05           04/01/96
    25
    0809509084                           O            03/01/26
    0


    1472369          776/728             F          236,000.00
    ZZ
    CODEY               CURTIS   C       360        236,000.00
     1
    2794 TAHOE DRIVE                   8.125          1,752.30
    80
                                       7.875          1,752.30
 295,000.00
    LIVERMORE        CA   94550          1            02/06/96
    00
    0380352014                           05           04/01/96
     0
    6227562                              O            03/01/26
    0


    1472442          637/728             F          249,250.00
    ZZ
    NUTTON              DOUGLAS  A       360        249,069.60
     1
    50 PINE ISLE COURT                 7.625          1,764.18
    90
                                       7.375          1,764.18
 276,980.00
    HENDERSON        NV   89014          1            01/11/96
    04
    0380341447                           03           03/01/96
    30
    4783486                              O            02/01/26
    0


    1472448          744/728             F          335,600.00
    ZZ
    MCGUIRK             KEVIN    S       360        335,202.31
     1
    580 CLIPPER HILL ROAD              8.625          2,610.26
    80
                                       8.375          2,610.26
 419,500.00
    DANVILLE         CA   94526          1            12/13/95
    00
    0380363847                           05           02/01/96
     0
    75930                                O            01/01/26
    0


    1472457          069/728             F          378,000.00
    ZZ
    MARSHALL            PAMELA   J       360        377,478.01
     1
    4911 ODESSA AVENUE                 7.875          2,740.77
    90
    ENCINO AREA                        7.625          2,740.77
 420,000.00
    LOS ANGELES      CA   91436          2            12/20/95
    14
    0380339177                           05           02/01/96
    17
    2102041010                           O            01/01/26
    0


    1472465          564/728             F          279,000.00
    ZZ
    ERNST               MICHAEL  G       360        278,604.87
     1
    HCR-33 BOX 3191                    7.750          1,998.80
    59
                                       7.500          1,998.80
 475,000.00
    MOUNTAIN SPRING  NV   89124          5            12/19/95
    00
    0380343666                           05           02/01/96
     0
    5000127695                           O            01/01/26
    0
1




    1472468          776/728             F          496,000.00
    ZZ
    PATEL               MAHEN    K       360        495,649.92
     1
    2178 SHADOW RIDGE WAY              7.750          3,553.41
    80
                                       7.500          3,553.41
 620,000.00
    SAN JOSE         CA   95138          1            01/18/96
    00
    0380346644                           05           03/01/96
     0
    6228032                              O            02/01/26
    0


    1472492          003/728             F          395,100.00
    ZZ
    GRAVES              ROBERT   W       360        394,526.24
     1
    250 SOUTHERN HILL DRIVE            7.625          2,796.50
    90
                                       7.375          2,796.50
 439,000.00
    DULUTH           GA   30136          1            12/29/95
    12
    0380343039                           05           02/01/96
    25
    3632676                              O            01/01/26
    0


    1472527          076/076             F          488,000.00
    ZZ
    MASSIE              ANSON    P       360        487,060.03
     1
    834 CORRIENTE POINTE DRIVE         8.250          3,666.18
    80
                                       8.000          3,666.18
 610,000.00
    REDWOOD CITY     CA   94065          1            11/15/95
    00
    5049402                              03           01/01/96
     0
    5049402                              O            12/01/25
    0


    1472536          975/728             F          273,600.00
    ZZ
    HUANG               HEY-YAO          360        273,600.00
     1
    1143 DANBURY DRIVE                 7.875          1,983.79
    80
                                       7.625          1,983.79
 342,000.00
    SAN JOSE         CA   95129          1            02/07/96
    00
    0380363771                           05           04/01/96
     0
    960286                               O            03/01/26
    0


    1472602          450/728             F          331,200.00
    ZZ
    TAY                 SING     P       360        330,966.24
     1
    45970 TISSIACK PLACE               7.750          2,372.76
    80
                                       7.500          2,372.76
 414,000.00
    FREMONT          CA   94539          1            01/03/96
    00
    0380343187                           05           03/01/96
     0
    3962586                              O            02/01/26
    0


    1472611          721/728             F          336,700.00
    ZZ
    SCHINDLER           PAUL     S       360        336,462.36
     1
1


    2434 SEMINOLE COURT                7.750          2,412.16
    80
                                       7.500          2,412.16
 421,490.00
    RIVERWOODS       IL   60015          1            01/22/96
    00
    0380351032                           05           03/01/96
     0
    NA                                   O            02/01/26
    0


    1472649          814/728             F          120,400.00
    ZZ
    ROSE                ANGELO           360        120,317.14
     1
    913 ROSE BUD COURT                 7.875            872.99
    80
                                       7.625            872.99
 150,500.00
    SANTA ROSA       CA   95407          2            01/22/96
    00
    0380340506                           05           03/01/96
     0
    809601031                            O            02/01/26
    0


    1472657          E19/728             F          256,500.00
    ZZ
    MARLATT             ZAN      A       360        256,327.89
     1
    10757 CLEVELAND AVENUE             8.000          1,882.11
    90
                                       7.750          1,882.11
 285,000.00
    RIVERSIDE        CA   92503          2            01/20/96
    11
    0380330093                           05           03/01/96
    25
    3445                                 O            02/01/26
    0


    1472660          E19/728             F          276,000.00
    ZZ
    MARTINEZ            MARTIN   J       360        275,824.00
     1
    2018 PASEO LARO                    8.250          2,073.50
    90
                                       8.000          2,073.50
 307,000.00
    SAN CLEMENTE     CA   92673          2            01/17/96
    04
    0380330036                           01           03/01/96
    25
    4414                                 O            02/01/26
    0


    1472711          B43/728             F          650,000.00
    ZZ
    BAVINGTON           RONALD   J       360        650,000.00
     1
    345 EAST DESERT INN ROAD           8.375          4,940.47
    80
                                       8.125          4,940.47
 820,000.00
    LAS VEGAS        NV   89109          2            02/08/96
    00
    0380341702                           05           04/01/96
     0
    1472711                              O            03/01/26
    0


    1472730          227/728             F          270,000.00
    ZZ
    KORETZKY            MARY     A       360        269,321.64
     1
    114 SPENCER ROAD                   8.375          2,052.20
    75
                                       8.125          2,052.20
 360,000.00
    WASHINGTON CROS  PA   18977          5            10/26/95
    00
    0380344706                           05           12/01/95
     0
1


    1616705                              O            11/01/25
    0


    1472780          450/728             F          626,000.00
    ZZ
    LEE                 RANDALL  J       360        625,590.51
     1
    80 DOWNEY WAY                      8.125          4,648.03
    70
                                       7.875          4,648.03
 895,000.00
    HILLSBOROUGH     CA   94010          2            01/08/96
    00
    0380343260                           05           03/01/96
     0
    3964194                              O            02/01/26
    0


    1472790          731/728             F          416,000.00
    ZZ
    HOPPING             MARTIN   J       360        416,000.00
     1
    27 LARKFIELD LANE                  7.625          2,944.42
    80
                                       7.375          2,944.42
 520,000.00
    LAGUNA NIGUEL    CA   92677          1            02/02/96
    00
    0380354465                           03           04/01/96
     0
    411510418                            O            03/01/26
    0


    1472793          450/728             F          220,000.00
    ZZ
    HENDRIX             MARY     R       360        219,856.09
     1
    19735 OAKMONT DRIVE                8.125          1,633.49
    75
                                       7.875          1,633.49
 294,000.00
    LOS GATOS        CA   95030          2            01/04/96
    00
    0380343625                           05           03/01/96
     0
    3964301                              O            02/01/26
    0


    1472797          450/728             F          230,500.00
    ZZ
    WATTS               WILLIAM  N       360        230,349.22
     1
    1860 RANCHO GRANDE DRIVE           8.125          1,711.46
    74
                                       7.875          1,711.46
 312,000.00
    COVINA           CA   91724          2            01/05/96
    00
    0380342106                           05           03/01/96
     0
    3964095                              O            02/01/26
    0


    1472820          526/728             F          352,400.00
    ZZ
    MANNHEIMER          MARSHALL D       360        351,021.87
     1
    16626 NORTH 61ST WAY               9.000          2,835.49
    80
                                       8.750          2,835.49
 440,500.00
    SCOTTSDALE       AZ   85254          1            08/01/95
    00
    0380341728                           05           09/01/95
     0
    0081510                              O            08/01/25
    0


1


    1472902          976/728             F          230,633.16
    ZZ
    HOGUE               DANIEL   C       330        230,136.40
     1
    2043 SEQUOIA STREET                8.875          1,870.09
    85
                                       8.625          1,870.09
 274,000.00
    SAN MARCOS       CA   92069          1            10/04/95
    04
    0380344599                           05           01/01/96
    17
    925287                               O            06/01/23
    0


    1472903          976/728             F          117,139.61
    ZZ
    DUNN                PATSY    S       323        116,872.57
     1
    564 CANYON COURT                   8.875            954.70
    69
                                       8.625            954.70
 170,000.00
    PATTERSON        CA   95363          2            10/05/95
    00
    0380341439                           05           01/01/96
     0
    864559                               O            11/01/22
    0


    1472904          776/728             F          262,500.00
    ZZ
    WOOD                LARRY            360        261,981.35
     1
    6464 SCOTTS VALLEY DRIVE           8.125          1,949.06
    78
                                       7.875          1,949.06
 340,000.00
    SCOTTS VALLEY    CA   95066          2            11/28/95
    00
    0380345562                           05           01/01/96
     0
    6225405                              O            12/01/25
    0


    1472907          550/550             F          645,000.00
    ZZ
    LOVI                ALEX             360        644,556.11
     1
    222 SOUTH ROXBURY DRIVE            7.875          4,676.70
    62
                                       7.625          4,676.70
1,045,000.00
    BEVERLY HILLS    CA   90212          1            01/25/96
    00
    120187641                            05           03/01/96
     0
    120187641                            O            02/01/26
    0


    1472911          313/728             F          244,000.00
    ZZ
    MURPHY              GARY     J       360        243,823.40
     1
    1635 NW CAXTON COURT               7.625          1,727.02
    80
                                       7.375          1,727.02
 305,000.00
    PORTLAND         OR   97229          2            01/19/96
    00
    0380343484                           03           03/01/96
     0
    6004345                              O            02/01/26
    0


    1472914          B74/728             F          400,000.00
    ZZ
    MEGERDICHIAN        LARISE   K       360        399,744.93
     1
    3710 GLENRIDGE DRIVE               8.250          3,005.07
    80
    SHERMAN OAKS AREA                  8.000          3,005.07
 500,000.00
1


    LOS ANGELES      CA   91423          1            01/18/96
    00
    0380343633                           05           03/01/96
     0
    960040                               O            02/01/26
    0


    1472941          E22/728             F          190,000.00
    ZZ
    REICHARDT           VAL      G       360        189,869.25
     1
    14707 HESBY STREET                 7.875          1,377.63
    68
                                       7.625          1,377.63
 280,000.00
    LOS ANGELES      CA   91403          2            01/09/96
    00
    0410052609                           05           03/01/96
     0
    0410052609                           O            02/01/26
    0


    1472947          232/232             F          276,950.00
    ZZ
    THORSEN             JAMES    R       360        276,768.83
     1
    7423 STANDING BOY ROAD             8.125          2,056.35
    80
                                       7.875          2,056.35
 346,200.00
    COLUMBUS         GA   31904          1            01/26/96
    00
    285604                               05           03/01/96
     0
    285604                               O            02/01/26
    0


    1472962          144/144             F          262,500.00
    ZZ
    BEAUMAN             JAMES    R       360        261,857.11
     1
    98 LANDING LANE                    8.500          2,018.40
    77
                                       8.250          2,018.40
 341,475.00
    RIVERHEAD        NY   11993          4            10/30/95
    00
    160576538                            05           12/01/95
     0
    160576538                            O            11/01/25
    0


    1472980          369/728             F          318,600.00
    ZZ
    GILBERT             DAVID    A       360        318,386.22
     1
    6324 DARING PRINCE WAY             8.000          2,337.78
    87
                                       7.750          2,337.78
 370,000.00
    COLUMBIA         MD   21044          2            01/22/96
    10
    0380343930                           05           03/01/96
    25
    48872162                             O            02/01/26
    0


    1472983          377/728             F          400,000.00
    ZZ
    MALONEY             GERALD   P       360        399,731.61
     1
    275 PARKVIEW AVENUE                8.000          2,935.06
    74
                                       7.750          2,935.06
 545,000.00
    BEXLEY           OH   43209          2            01/25/96
    00
    0380344102                           05           03/01/96
     0
    4621686                              O            02/01/26
    0
1




    1472988          E58/728             F          276,300.00
    ZZ
    ROGERS              MARK     J       360        276,109.85
     1
    8516 HARVEST OAK DRIVE             7.875          2,003.37
    95
                                       7.625          2,003.37
 290,890.00
    VIENNA           VA   22182          1            01/10/96
    10
    0380348228                           09           03/01/96
    30
    8653115                              O            02/01/26
    0


    1473030          976/728             F          467,500.00
    ZZ
    WHITE               ROBERT   E       360        467,500.00
     1
    301 LAVERNE AVENUE                 8.625          3,636.17
    70
                                       8.375          3,636.17
 668,000.00
    MILL VALLEY      CA   94941          2            02/06/96
    00
    0380362179                           05           04/01/96
     0
    757235                               O            03/01/26
    0


    1473033          975/728             F          248,000.00
    ZZ
    LOU                 PIN              360        248,000.00
     1
    20024 WAYNE AVENUE                 8.125          1,841.39
    80
                                       7.875          1,841.39
 310,000.00
    TORRANCE         CA   90503          2            02/14/96
    00
    0380363888                           05           04/01/96
     0
    960249                               O            03/01/26
    0


    1473034          975/728             F          241,500.00
    ZZ
    ZHOU                ZHI      M       360        241,500.00
     1
    587 HUNTINGTON DRIVE               7.500          1,688.60
    75
                                       7.250          1,688.60
 322,000.00
    SAN MARINO       CA   91108          1            02/14/96
    00
    0380363912                           05           04/01/96
     0
    960351                               O            03/01/26
    0


    1473053          765/728             F          261,250.00
    ZZ
    SMITH               DENVER           360        261,250.00
     1
    1804 EL DORADO DRIVE               7.750          1,871.63
    95
                                       7.500          1,871.63
 275,000.00
    ACTION (AREA)    CA   93510          1            02/13/96
    10
    0380349572                           03           04/01/96
    30
    312492                               O            03/01/26
    0


    1473091          450/728             F          315,000.00
    ZZ
    KROMASH             KENNETH          360        314,793.94
     1
1


    1911 NORTH BISSELL STREET          8.125          2,338.87
    75
                                       7.875          2,338.87
 420,250.00
    CHICAGO          IL   60614          1            01/05/96
    00
    0380344698                           05           03/01/96
     0
    3989951                              O            02/01/26
    0


    1473097          450/728             F          261,000.00
    ZZ
    LERNER              YAKOV    M       360        260,841.89
     1
    824 LURLINE DRIVE                  8.500          2,006.86
    80
                                       8.250          2,006.86
 329,000.00
    FOSTER CITY      CA   94404          2            12/29/95
    00
    0380344425                           05           03/01/96
     0
    3963725                              O            02/01/26
    0


    1473115          253/253             F          307,900.00
    ZZ
    ZIMMERMAN           DENNIS   M       360        307,291.67
     1
    10343 OAK RIDGE DRIVE              8.125          2,286.15
    80
                                       7.875          2,286.15
 384,900.00
    ZIONSVILLE       IN   46077          1            11/30/95
    00
    311258                               05           01/01/96
     0
    311258                               O            12/01/25
    0


    1473116          664/728             F          280,000.00
    ZZ
    BURNS               DENNIS   R       360        279,668.17
     1
    41371 WHITECREST COURT             8.625          2,177.82
    80
                                       8.375          2,177.82
 350,000.00
    FREMONT          CA   94538          1            12/07/95
    00
    0380343336                           05           02/01/96
     0
    2018463                              O            01/01/26
    0


    1473122          736/728             F          337,500.00
    ZZ
    SANCHEZ             OCTAVIO          360        337,267.73
     1
    1025 ACERO STREET                  7.875          2,447.11
    90
                                       7.625          2,447.11
 375,000.00
    CHULA VISTA      CA   91910          1            01/23/96
    01
    0380343864                           05           03/01/96
    25
    456777                               O            02/01/26
    0


    1473130          736/728             F          215,000.00
    ZZ
    HARRIS              DEBORAH  M       360        214,840.44
     1
    6748 SNAKE ROAD                    7.500          1,503.31
    75
                                       7.250          1,503.31
 290,000.00
    OAKLAND          CA   94611          2            01/18/96
    00
    0380341405                           05           03/01/96
     0
1


    444333                               O            02/01/26
    0


    1473131          736/728             F          270,000.00
    ZZ
    WONG-YU             FLORENCE H       360        269,809.44
     1
    164 WEST MAGNA VISTA AVENUE        7.750          1,934.31
    80
                                       7.500          1,934.31
 340,000.00
    ARCADIA          CA   91007          2            01/10/96
    00
    0380340647                           05           03/01/96
     0
    457593                               O            02/01/26
    0


    1473138          069/728             F          455,350.00
    ZZ
    FAIR JR             LEE      A       360        454,721.19
     1
    1600 CHARLES LAM COURT             7.875          3,301.61
    78
                                       7.625          3,301.61
 585,000.00
    LAS VEGAS        NV   89117          2            12/20/95
    00
    0380342197                           05           02/01/96
     0
    2352071744                           O            01/01/26
    0


    1473231          670/728             F          289,750.00
    ZZ
    ROTHSTEIN           ROBERT   W       360        289,560.46
     1
    30 ENGLEWOOD ROAD                  8.125          2,151.39
    94
                                       7.875          2,151.39
 310,000.00
    LONGMEADOW       MA   01106          1            01/16/96
    11
    0380336967                           05           03/01/96
    30
    34080091                             O            02/01/26
    0


    1473278          670/728             F           90,000.00
    ZZ
    LENZI               LAWRENCE T       360         89,944.06
     1
    573 LAFAYETTE BOULEVARD            8.375            684.07
    60
                                       8.125            684.07
 150,000.00
    LONG BEACH       NY   11561          5            01/12/96
    00
    0380336371                           05           03/01/96
     0
    34023046                             O            02/01/26
    0


    1473289          163/728             F          352,000.00
    ZZ
    SKILLICORN          CRAIG    P       360        351,513.93
     1
    29095 N 111TH STREET               7.875          2,552.24
    90
                                       7.625          2,552.24
 392,977.00
    SCOTTSDALE       AZ   85262          4            12/27/95
    14
    0380351255                           05           02/01/96
    25
    215066444                            O            01/01/26
    0


1


    1473319          E13/728             F          537,000.00
    ZZ
    DISKIN, JR          EUGENE   F       360        537,000.00
     1
    3238 COUNTRY ROSE CIRCLE           7.625          3,800.85
    66
                                       7.375          3,800.85
 825,000.00
    ENCINITAS        CA   92024          2            02/12/96
    00
    0380355140                           03           04/01/96
     0
    9510187                              O            03/01/26
    0


    1473320          A26/728             F          325,000.00
    ZZ
    DICOSTANZO          ANDREA           360        324,776.33
     1
    437 MAYFAIR DRIVE SOUTH            7.875          2,356.48
    77
                                       7.625          2,356.48
 425,000.00
    BROOKLYN         NY   11234          1            01/25/96
    00
    0380342437                           05           03/01/96
     0
    6653                                 O            02/01/26
    0


    1473334          601/728             F          400,000.00
    ZZ
    ROSAEN              NILS     N       360        399,738.34
     1
    7797 BROOKSIDE                     8.125          2,969.99
    80
                                       7.875          2,969.99
 500,000.00
    DEXTER           MI   48130          1            01/12/96
    00
    0380342783                           05           03/01/96
     0
    NA                                   O            02/01/26
    0


    1473352          450/728             F          241,500.00
    ZZ
    WATT                PHILIP   C       360        241,349.90
     1
    211 GREGG DRIVE                    8.375          1,835.57
    84
                                       8.125          1,835.57
 290,000.00
    LOS GATOS        CA   95032          2            01/04/96
    10
    0380346107                           05           03/01/96
    12
    3964046                              O            02/01/26
    0


    1473366          626/728             F          331,000.00
    ZZ
    DE CAPRIO JR        ALBERT   M       360        330,788.93
     1
    104 PESTLE COURT                   8.250          2,486.70
    80
                                       8.000          2,486.70
 415,000.00
    FOLSOM           CA   95630          2            01/11/96
    00
    0380342031                           05           03/01/96
     0
    6564876                              O            02/01/26
    0


    1473367          776/728             F          270,550.00
    ZZ
    CLINESMITH, III     EUGENE   D       360        270,354.18
     1
    671 HAMPDEN PLACE                  7.625          1,914.94
    90
    PACIFIC PALISADES AREA             7.375          1,914.94
 301,000.00
1


    LOS ANGELES      CA   90272          1            01/19/96
    14
    0380343567                           05           03/01/96
    25
    1126387                              O            02/01/26
    0


    1473368          948/728             F          252,000.00
    ZZ
    LUCAS               MICHAEL  R       360        252,000.00
     1
    14265 VIA CONTENTO COURT           7.375          1,740.51
    80
                                       7.125          1,740.51
 315,000.00
    RENO             NV   89511          1            02/08/96
    00
    0380348285                           03           04/01/96
     0
    17923                                O            03/01/26
    0


    1473374          776/728             F          208,000.00
    ZZ
    HOAL                EDWARD   A       360        207,867.37
     1
    3031 BOLLATE LANE                  8.250          1,562.63
    80
                                       8.000          1,562.63
 260,000.00
    DAVIS            CA   95616          2            01/18/96
    00
    0380351982                           05           03/01/96
     0
    2326784                              O            02/01/26
    0


    1473378          776/728             F          156,000.00
    ZZ
    FORSBERG            ROBB     B       360        155,897.95
     1
    4581 BURNT OAK DRIVE               8.125          1,158.30
    80
                                       7.875          1,158.30
 195,000.00
    PALCERVILLE      CA   95667          1            01/23/96
    00
    0380342007                           05           03/01/96
     0
    2327684                              O            02/01/26
    0


    1473379          626/728             F          412,000.00
    ZZ
    FELTON              DONALD   G       360        411,723.55
     1
    829 PICCADILLY CIRCLE              8.000          3,023.12
    80
                                       7.750          3,023.12
 515,000.00
    SACRAMENTO       CA   95864          1            01/17/96
    00
    0380341132                           05           03/01/96
     0
    6558076                              O            02/01/26
    0


    1473383          267/267             F          315,000.00
    ZZ
    LIBERATO            MIGUEL   A       360        314,799.14
     1
    5516 EAU CLAIRE DRIVE              8.250          2,366.49
    79
                                       8.000          2,366.49
 400,000.00
    RANCHO PALOS VE  CA   90275          5            01/09/96
    00
    4390172                              05           03/01/96
     0
    4390172                              O            02/01/26
    0
1




    1473408          731/728             F           81,000.00
    ZZ
    JONES               CAROLYN  L       360         80,948.35
     1
    7337 HEATHER TREE DRIVE            8.250            608.53
    78
                                       8.000            608.53
 104,000.00
    SACRAMENTO       CA   95842          2            01/03/96
    00
    0380348277                           05           03/01/96
     0
    110540483                            O            02/01/26
    0


    1473459          A73/728             F          262,500.00
    ZZ
    MAINS               MARY     E       360        262,314.73
     1
    22425 DOCKTON ROAD SOUTHWEST       7.750          1,880.58
    75
                                       7.500          1,880.58
 354,000.00
    VASHON           WA   98070          5            01/24/96
    00
    0380343203                           05           03/01/96
     0
    538466608                            O            02/01/26
    0


    1473484          668/728             F          223,600.00
    ZZ
    WILLIS              JEFFREY  C       360        223,449.97
     1
    1102 VIA ENSENADA COURT            8.000          1,640.70
    80
                                       7.750          1,640.70
 279,500.00
    CONCORD          CA   94521          1            01/04/96
    00
    0380343476                           05           03/01/96
     0
    6239024                              O            02/01/26
    0


    1473488          668/728             F          229,400.00
    ZZ
    LEWIS               WALTER   L       360        229,249.94
     1
    4859 HIMBER PLACE                  8.125          1,703.29
    95
                                       7.875          1,703.29
 241,500.00
    NEWARK           CA   94560          1            01/12/96
    10
    0380340274                           05           03/01/96
    30
    6274633                              O            02/01/26
    0


    1473529          526/728             F          278,000.00
    ZZ
    GILL                SARAH            360        277,827.20
     1
    2 STONYBROOK LANE                  8.375          2,113.01
    80
                                       8.125          2,113.01
 347,500.00
    SALEM            NH   03079          1            01/19/96
    00
    0380349499                           05           03/01/96
     0
    00093017                             O            02/01/26
    0


    1473608          731/728             F          268,000.00
    ZZ
    DALISAY             AURORA   L       360        267,833.43
     1
1


    1339 POPLAR AVENUE                 8.375          2,036.99
    80
                                       8.125          2,036.99
 335,000.00
    SUNNYVALE        CA   94087          2            01/18/96
    00
    0380345141                           05           03/01/96
     0
    112151478                            O            02/01/26
    0


    1473624          731/728             F          264,000.00
    ZZ
    ROBERTS             WILLIAM  B       360        263,848.11
     1
    1629 OLD HART RANCH ROAD           8.750          2,076.89
    80
                                       8.500          2,076.89
 330,000.00
    ROSEVILLE        CA   95661          2            01/05/96
    00
    0380345216                           05           03/01/96
     0
    110540485                            O            02/01/26
    0


    1473630          171/728             F          254,000.00
    ZZ
    CHAMNESS            LARRY    V       360        253,820.73
     1
    3485 RIDGECREST DRIVE              7.750          1,819.69
    80
                                       7.500          1,819.69
 317,500.00
    CARLSBAD         CA   92008          1            01/12/96
    00
    0380342114                           05           03/01/96
     0
    28059725                             O            02/01/26
    0


    1473634          626/728             F          300,000.00
    ZZ
    WONG                KENNETH  M       360        299,803.75
     1
    1055 EAST LANDING WAY              8.125          2,227.50
    75
                                       7.875          2,227.50
 400,000.00
    SACRAMENTO       CA   95831          2            01/16/96
    00
    0380342171                           05           03/01/96
     0
    6514277                              O            02/01/26
    0


    1473636          559/728             F          248,000.00
    ZZ
    MCCORMICK           KEVIN    L       360        247,837.77
     1
    127 SUMMERTREE DRIVE               8.125          1,841.40
    76
                                       7.875          1,841.40
 330,000.00
    LIVERMORE        CA   94550          2            01/22/96
    00
    0380342080                           05           03/01/96
     0
    0444745                              O            02/01/26
    0


    1473640          559/728             F          240,000.00
    ZZ
    LAYHER              ELLEN    P       360        239,826.29
     1
    14100 ARNOLD DRIVE                 7.625          1,698.71
    87
                                       7.375          1,698.71
 278,000.00
    SONOMA           CA   95476          1            01/23/96
    10
    0380342072                           05           03/01/96
    25
1


    0450569                              O            02/01/26
    0


    1473643          470/728             F          367,200.00
    ZZ
    GLASSMAN            JEREL    H       360        366,940.83
     1
    3773 22ND STREET                   7.750          2,630.67
    80
                                       7.500          2,630.67
 459,000.00
    SAN FRANCISCO    CA   94112          1            01/02/96
    00
    0380341389                           05           03/01/96
     0
    74001504                             O            02/01/26
    0


    1473646          736/728             F          335,000.00
    ZZ
    KEMMER              RICHARD  A       360        334,763.56
     1
    3715 DEAUVILLE PLACE               7.750          2,399.98
    90
                                       7.500          2,399.98
 376,000.00
    SANTA ROSA       CA   95403          2            01/26/96
    01
    0380343278                           03           03/01/96
    17
    460785                               O            02/01/26
    0


    1473647          736/728             F          542,000.00
    ZZ
    MARTIN              ROBERT           360        541,607.72
     1
    386 HILL STREET                    7.625          3,836.24
    75
                                       7.375          3,836.24
 723,000.00
    SAN FRANCISCO    CA   94114          5            01/17/96
    00
    0380341140                           05           03/01/96
     0
    460400                               O            02/01/26
    0


    1473649          736/728             F          411,400.00
    ZZ
    SIEGEL              PETER    S       360        411,109.64
     1
    415 SAGE HILL DRIVE                7.750          2,947.32
    77
                                       7.500          2,947.32
 538,000.00
    SILVERTHORNE     CO   80498          2            01/24/96
    00
    0380343385                           03           03/01/96
     0
    444428                               O            02/01/26
    0


    1473651          765/728             F          248,000.00
    ZZ
    MEYERHOFER          LEONARD          360        247,833.59
     1
    46825 ARASTRE ROAD                 8.000          1,819.74
    73
                                       7.750          1,819.74
 340,000.00
    BALDWIN LAKE (A  CA   92314          2            01/24/96
    00
    0380341579                           05           03/01/96
     0
    311648                               O            02/01/26
    0


1


    1473653          470/728             F          368,400.00
    ZZ
    WURSTER             RICHARD  W       360        368,152.81
     1
    16610 JOHNSON ROAD                 8.000          2,703.19
    71
                                       7.750          2,703.19
 525,000.00
    BAKERSFIELD      CA   93312          2            01/09/96
    00
    0380346768                           05           03/01/96
     0
    25074053                             O            02/01/26
    0


    1473654          E15/728             F          264,000.00
    ZZ
    CAMPBELL            BECK     D       360        263,827.31
     1
    2258 TALMADGE STREET               8.125          1,960.19
    80
                                       7.875          1,960.19
 330,000.00
    LOS ANGELES      CA   90027          1            01/24/96
    00
    0380345596                           05           03/01/96
     0
    31005891                             O            02/01/26
    0


    1473656          696/728             F          397,000.00
    ZZ
    MONROE              O        N       360        396,726.78
     1
    5929 MAPLEWOOD PARK PLACE          7.875          2,878.53
    78
                                       7.625          2,878.53
 510,000.00
    BETHESDA         MD   20814          2            01/26/96
    00
    0380346271                           09           03/01/96
     0
    3193955                              O            02/01/26
    0


    1473695          232/232             F          354,000.00
    ZZ
    PATRICK             ROBERT   H       360        353,785.54
     1
    2700 LA CUESTA DRIVE               8.500          2,721.96
    75
                                       8.250          2,721.96
 472,000.00
    LOS ANGELES      CA   90046          1            01/10/96
    00
    2165038                              05           03/01/96
     0
    2165038                              O            02/01/26
    0


    1473724          E22/728             F          580,000.00
    ZZ
    WHITFIELD           DENNIS   W       360        579,639.50
     1
    1100 BRITTANY LANE                 8.375          4,408.42
    80
                                       7.875          4,408.42
 725,000.00
    ST. HELENA       CA   94574          1            01/11/96
    00
    0410029326                           05           03/01/96
     0
    0410029326                           O            02/01/26
    0


    1473733          E22/728             F           57,450.00
    ZZ
    WHIPPLE             COREY            360         57,411.45
     1
    10236 MAVERICK DRIVE               8.000            421.55
    80
                                       7.750            421.55
  71,840.00
1


    FORTH WORTH      TX   76108          1            01/16/96
    00
    0410057228                           05           03/01/96
     0
    0410057228                           O            02/01/26
    0


    1473753          450/728             F          260,800.00
    ZZ
    WAI                 YAT      H       360        260,629.40
     1
    40421 ANDORRA COURT                8.125          1,936.43
    80
                                       7.875          1,936.43
 330,000.00
    FREMONT          CA   94539          2            01/02/96
    00
    0380346552                           05           03/01/96
     0
    3964236                              O            02/01/26
    0


    1473758          450/728             F          307,000.00
    ZZ
    BONAWITZ            EARL     W       360        306,804.24
     1
    5291 LOS ALTOS DRIVE               8.250          2,306.39
    79
                                       8.000          2,306.39
 390,000.00
    YORBA LINDA      CA   92686          2            01/10/96
    00
    0380346891                           05           03/01/96
     0
    3964731                              O            02/01/26
    0


    1473763          A39/728             F          260,000.00
    ZZ
    MANNION             BERNARD          360        260,000.00
     1
    2292 HILLSBURY ROAD                7.625          1,840.26
    80
                                       7.375          1,840.26
 325,000.00
    WESTLAKE VILLAG  CA   91361          1            02/01/96
    00
    0380339383                           05           04/01/96
     0
    NA                                   O            03/01/26
    0


    1473771          375/728             F          232,000.00
    ZZ
    IBOLD               KENNETH  R       360        231,687.62
     1
    1568 FAWN CREEK ROAD               8.000          1,702.34
    80
                                       7.750          1,702.34
 290,000.00
    BRENTWOOD        TN   37027          1            12/08/95
    00
    0380354515                           05           02/01/96
     0
    3007207988                           O            01/01/26
    0


    1473812          688/728             F           73,000.00
    ZZ
    KNOX                JUDY     C       360         72,951.02
     1
    12228 NORTH 63RD STREET            8.000            535.65
    57
                                       7.750            535.65
 130,000.00
    SCOTTSDALE       AZ   85254          2            01/25/96
    00
    0380344052                           05           03/01/96
     0
    32083                                O            02/01/26
    0
1




    1473820          A13/728             F          225,000.00
    ZZ
    COURTNEY            JAMES    T       360        224,852.82
     1
    52826 BLUE RIDGE                   8.125          1,670.62
    90
                                       7.875          1,670.62
 250,228.00
    SHELBY TWP       MI   48316          1            01/12/96
    10
    0380344045                           05           03/01/96
    25
    NA                                   O            02/01/26
    0


    1473822          A13/728             F          218,000.00
    ZZ
    BILLINGS            KEVIN    B       360        217,838.21
     1
    4762 AVERY LANE                    7.500          1,524.29
    75
                                       7.250          1,524.29
 292,000.00
    LAKE OSWEGO      OR   97035          2            01/11/96
    00
    0380345752                           05           03/01/96
     0
    NA                                   O            02/01/26
    0


    1473845          B79/728             F          242,100.00
    ZZ
    DOUGLAS             MICHAEL  R       360        242,100.00
     1
    1236 KAINS AVENUE                  7.875          1,755.39
    90
                                       7.625          1,755.39
 269,000.00
    SAN BRUNO        CA   94066          2            02/14/96
    10
    0380360629                           05           04/01/96
    25
    019224                               O            03/01/26
    0


    1473906          450/728             F          272,000.00
    ZZ
    LUCZAK              DAVID    D       360        271,803.13
     1
    1145 SIESTA KEYS                   7.625          1,925.20
    80
                                       7.375          1,925.20
 340,000.00
    STREAMWOOD       IL   60120          1            01/05/96
    00
    0380344110                           05           03/01/96
     0
    3989613                              O            02/01/26
    0


    1473926          685/728             F          296,000.00
    ZZ
    DAWSON              JAMES    B       360        295,796.29
     1
    16244 MCGILL ROAD                  7.875          2,146.21
    80
                                       7.625          2,146.21
 370,000.00
    LA MIRADA        CA   90638          1            01/25/96
    00
    0380343104                           03           03/01/96
     0
    200375                               O            02/01/26
    0


    1473934          470/728             F          293,000.00
    ZZ
    JOHNSON             TERRY    D       360        292,808.33
     1
1


    25200 BARONET DRIVE                8.125          2,175.52
    80
                                       7.875          2,175.52
 370,000.00
    SALINAS          CA   93908          2            01/11/96
    00
    0380342262                           05           03/01/96
     0
    25077977                             O            02/01/26
    0


    1473937          185/728             F          205,600.00
    ZZ
    WIENER              H        W       360        205,451.19
     1
    8124 CAMINO DEL SOL                7.625          1,455.23
    55
    LA JOLLA                           7.375          1,455.23
 380,000.00
    SAN DIEGO        CA   92037          2            01/23/96
    00
    0380348681                           01           03/01/96
     0
    229321                               O            02/01/26
    0


    1473940          185/728             F          310,500.00
    ZZ
    JOHNSON             STUART   D       360        310,291.66
     1
    1131 SENTINEL CIRCLE               8.000          2,278.34
    90
                                       7.750          2,278.34
 345,000.00
    RENO             NV   89509          1            01/25/96
    10
    0380348749                           05           03/01/96
    25
    228111                               O            02/01/26
    0


    1473942          E19/728             F          257,000.00
    ZZ
    STUMPFF             ERNEST   A       360        256,809.27
     1
    1222 NORTH PASEO GRACIA            7.500          1,796.98
    80
                                       7.250          1,796.98
 325,000.00
    SAN DIMAS        CA   91773          2            01/17/96
    00
    0380342544                           05           03/01/96
     0
    5012                                 O            02/01/26
    0


    1473943          E19/728             F          273,000.00
    ZZ
    GOLE                MARK     H       360        272,812.12
     1
    9909 GERALD AVENUE                 7.875          1,979.44
    80
                                       7.625          1,979.44
 345,000.00
    NORTH HILLS ARE  CA   91343          2            01/25/96
    00
    0380342320                           05           03/01/96
     0
    4300                                 O            02/01/26
    0


    1473944          111/111             F          244,000.00
    ZZ
    HALL                TIMOTHY  J       360        243,827.78
     1
    4130 ROCHESTER ROAD                7.750          1,748.05
    80
                                       7.500          1,748.05
 305,000.00
    SAN DIEGO        CA   92116          2            01/05/96
    00
    653594                               05           03/01/96
     0
1


    653594                               O            02/01/26
    0


    1473945          111/111             F          220,000.00
    ZZ
    JENNINGS            SUSAN    K       360        219,840.77
     1
    225 SILVERADO SPRINGS DRIVE        7.625          1,557.15
    48
                                       7.375          1,557.15
 461,500.00
    NAPA             CA   94558          1            01/17/96
    00
    659689                               03           03/01/96
     0
    659689                               O            02/01/26
    0


    1473950          765/728             F          228,000.00
    ZZ
    CRUZ                MANNY    D       360        227,854.61
     1
    22351 FALLEN LEAF ROAD             8.250          1,712.89
    95
                                       8.000          1,712.89
 240,000.00
    LAKE FOREST      CA   92630          1            01/30/96
    11
    0380342445                           03           03/01/96
    30
    312387                               O            02/01/26
    0


    1473951          736/728             F          204,000.00
    ZZ
    STOUFFER            JEFFREY  A       360        203,863.12
     1
    2040 HAWLEY DRIVE                  8.000          1,496.88
    70
                                       7.750          1,496.88
 295,000.00
    VISTA            CA   92084          2            01/29/96
    00
    0380345448                           05           03/01/96
     0
    456361                               O            02/01/26
    0


    1473952          736/728             F          333,000.00
    ZZ
    CALDWELL            ROBERT   H       360        332,764.97
     1
    4142 VANTAGE AVENUE                7.750          2,385.65
    90
                                       7.500          2,385.65
 370,000.00
    LOS ANGELES      CA   91604          2            01/24/96
    10
    0380343849                           05           03/01/96
    17
    457841                               O            02/01/26
    0


    1473954          267/267             F          261,000.00
    ZZ
    BARONE              JAMES    C       360        260,801.39
     1
    8 DAUPHIN                          7.375          1,802.67
    90
                                       7.125          1,802.67
 290,000.00
    DANA POINT       CA   92629          2            01/24/96
    11
    4389846                              03           03/01/96
    25
    4389846                              O            02/01/26
    0


1


    1473955          267/267             F          350,000.00
    ZZ
    HOVSEPIAN           VAROOJ           360        349,746.68
     1
    1388 BALMORAL DRIVE                7.625          2,477.28
    52
                                       7.375          2,477.28
 675,000.00
    GLENDALE         CA   91207          2            01/22/96
    00
    4382349                              05           03/01/96
     0
    4382349                              O            02/01/26
    0


    1473957          267/267             F          458,735.00
    ZZ
    LAMB                RICHARD  D       360        458,402.98
     1
    921 LA MESA DRIVE                  7.625          3,246.90
    61
                                       7.375          3,246.90
 755,000.00
    MENLO PARK       CA   94028          2            01/19/96
    00
    4381521                              05           03/01/96
     0
    4381521                              O            02/01/26
    0


    1473958          267/267             F          369,600.00
    ZZ
    DUBOIS              RICHARD          360        369,332.49
     1
    744 CROSSWAY ROAD                  7.625          2,616.01
    80
                                       7.375          2,616.01
 462,000.00
    BURLINGAME       CA   94010          1            01/23/96
    00
    4391673                              05           03/01/96
     0
    4391673                              O            02/01/26
    0


    1473959          267/267             F          400,000.00
    ZZ
    STERLING            JAMES    R       360        399,731.61
     1
    2148 LOMA DRIVE                    8.000          2,935.06
    66
                                       7.750          2,935.06
 610,000.00
    HERMOSA BEACH    CA   90254          5            01/19/96
    00
    4389163                              05           03/01/96
     0
    4389163                              O            02/01/26
    0


    1473960          267/267             F          400,000.00
    ZZ
    LEWIS               ARTHUR   D       360        399,710.49
     1
    3115 DOYNE RD                      7.625          2,831.18
    62
                                       7.375          2,831.18
 650,000.00
    PASADENA         CA   91107          2            01/12/96
    00
    4390562                              05           03/01/96
     0
    4390562                              O            02/01/26
    0


    1473962          267/267             F          245,000.00
    ZZ
    BRUNDAGE            JOHN             360        244,822.67
     1
    1057 CORVETTE DRIVE                7.625          1,734.10
    75
                                       7.375          1,734.10
 330,000.00
1


    SAN JOSE         CA   95129          5            01/25/96
    00
    4368002                              05           03/01/96
     0
    4368002                              O            02/01/26
    0


    1473963          267/267             F          380,000.00
    ZZ
    FORREST             C        H       360        379,731.80
     1
    205 E SPAIN STREET                 7.750          2,722.37
    80
                                       7.500          2,722.37
 475,000.00
    SONOMA           CA   95476          2            01/04/96
    00
    4382412                              05           03/01/96
     0
    4382412                              O            02/01/26
    0


    1473971          450/728             F          249,250.00
    ZZ
    LAUGHLIN            STEPHEN          360        249,082.76
     1
    1227 SURF AVENUE                   8.000          1,828.91
    80
                                       7.750          1,828.91
 311,600.00
    PACIFIC GROVE    CA   93950          1            01/12/96
    00
    0380342726                           05           03/01/96
     0
    3963766                              O            02/01/26
    0


    1473974          450/728             F           91,000.00
    T
    ERSAN               SAM      B       360         90,886.47
     1
    26535 SATOI                        8.375            691.67
    70
                                       8.125            691.67
 130,000.00
    LONG BARN        CA   95335          1            12/08/95
    00
    0380342734                           05           02/01/96
     0
    3962412                              O            01/01/26
    0


    1474015          025/025             F          228,900.00
    ZZ
    BURTON              LUTHER           360        228,583.92
     1
    935 REGENCY CREST DRIVE            7.875          1,659.68
    90
                                       7.625          1,659.68
 254,384.00
    ATLANTA          GA   30331          1            12/29/95
    14
    415854                               03           02/01/96
    25
    415854                               O            01/01/26
    0


    1474020          025/025             F          359,000.00
    ZZ
    CAUSEY SR           JAMES    L       360        358,552.16
     1
    13450 LAKE MARY JANE ROAD          8.375          2,728.66
    90
                                       8.125          2,728.66
 399,000.00
    ORLANDO          FL   32832          1            12/18/95
    14
    458282                               05           02/01/96
    25
    458282                               O            01/01/26
    0
1




    1474065          750/728             F          560,000.00
    ZZ
    JACKSON             DOUGLAS  R       360        559,594.68
     1
    828 SAN ROQUE ROAD                 7.625          3,963.65
    80
                                       7.375          3,963.65
 700,000.00
    SANTA BARBARA    CA   93105          2            01/05/96
    00
    0380342403                           05           03/01/96
     0
    315049353                            O            02/01/26
    0


    1474066          750/728             F          172,500.00
    ZZ
    DOMINELLO           LARRY            360        172,375.15
     1
    834 NORTH VALLEY STREET            7.625          1,220.94
    75
                                       7.375          1,220.94
 230,000.00
    BURBANK          CA   91505          2            01/11/96
    00
    0380344722                           05           03/01/96
     0
    315049437                            O            02/01/26
    0


    1474107          966/728             F          292,500.00
    ZZ
    SMITH               BRUCE    N       360        292,308.66
     1
    4840 CHRISTINA                     8.125          2,171.81
    90
                                       7.875          2,171.81
 325,000.00
    BEAUMONT         TX   77706          2            01/10/96
    12
    0380354622                           05           03/01/96
    25
    950067                               O            02/01/26
    0


    1474116          B74/728             F          229,000.00
    ZZ
    COPELAND            VIKI     L       360        228,838.38
     1
    4107 CREST DRIVE                   7.750          1,640.58
    77
                                       7.500          1,640.58
 300,000.00
    MANHATTAN BEACH  CA   90266          2            01/22/96
    00
    0380341488                           05           03/01/96
     0
    960011                               O            02/01/26
    0


    1474119          721/728             F          269,100.00
    ZZ
    MCKINNON            GEORGE   N       360        268,914.81
     1
    408 PINE ISLAND LANE               7.875          1,951.16
    90
                                       7.625          1,951.16
 299,000.00
    SCHOFIELD        WI   54476          1            01/22/96
    10
    0380347725                           05           03/01/96
    20
    922039                               O            02/01/26
    0


    1474121          765/728             F          227,250.00
    ZZ
    TUAZON              TITO     P       360        227,250.00
     1
1


    2140 DELIA PLACE                   7.750          1,628.05
    90
                                       7.500          1,628.05
 252,500.00
    WEST COVINA      CA   91792          1            02/01/96
    11
    0380342312                           05           04/01/96
    25
    312454                               O            03/01/26
    0


    1474125          776/728             F          600,000.00
    ZZ
    WYNGARDEN           JOHN             360        599,607.52
     1
    2892 NORTH REDONDO AVENUE          8.125          4,454.98
    79
                                       7.875          4,454.98
 760,000.00
    CAMARILLO AREA   CA   93012          1            01/24/96
    00
    0380348665                           05           03/01/96
     0
    2127286                              O            02/01/26
    0


    1474128          776/728             F          530,000.00
    ZZ
    NOORHAHMOUD         MANOUCHER        360        529,625.94
     1
    17870 AVENIDA PUERTO VALLARTA      7.750          3,796.98
    70
                                       7.500          3,796.98
 765,000.00
    LOS ANGELES      CA   91316          2            01/24/96
    00
    0380346172                           05           03/01/96
     0
    2122975                              O            02/01/26
    0


    1474131          387/387             F          232,000.00
    ZZ
    GOLDUBER            IGOR             360        231,855.80
     1
    6 DOLORES COURT                    8.375          1,763.37
    80
                                       8.125          1,763.37
 290,000.00
    MORAGA           CA   94556          2            01/05/96
    00
    575332                               09           03/01/96
     0
    575332                               O            02/01/26
    0


    1474137          744/728             F          208,000.00
    ZZ
    SULLIVAN            TODD     D       360        207,860.44
     1
    1127 VALLECITO ROAD                8.000          1,526.23
    80
                                       7.750          1,526.23
 260,000.00
    CARPINTERIA      CA   93013          1            01/25/96
    00
    0380344441                           05           03/01/96
     0
    75960                                O            02/01/26
    0


    1474140          387/387             F          227,000.00
    ZZ
    FLICKINGER          LARRY    R       360        226,702.01
     1
    2241 VIA DEL PARAISO               8.125          1,685.47
    69
                                       7.875          1,685.47
 333,000.00
    LA VERNE         CA   91750          5            12/14/95
    00
    552406                               05           02/01/96
     0
1


    552406                               O            01/01/26
    0


    1474146          686/686             F          130,000.00
    ZZ
    CUSIMANO            LEONARD  V       360        129,905.90
     1
    23028 CARROLLTON ROAD              7.625            920.14
    50
                                       7.375            920.14
 265,000.00
    NEAVITT          MD   21652          5            01/05/96
    00
    30817300171                          05           03/01/96
     0
    30817300171                          O            02/01/26
    0


    1474148          686/686             F          250,000.00
    ZZ
    OBELLO              DODIE    P       360        249,819.05
     1
    2308 SEA ISLAND PLACE              7.625          1,769.49
    76
                                       7.375          1,769.49
 330,000.00
    CHULA VISTA      CA   91915          2            01/05/96
    00
    30817389760                          03           03/01/96
     0
    30817389760                          O            02/01/26
    0


    1474149          686/686             F          291,000.00
    ZZ
    SCHMIDHAUSER        ERIC             360        290,380.01
     1
    403 BROOKS HOLLOW ROAD             7.750          2,084.76
    70
                                       7.500          2,084.76
 420,000.00
    AUSTIN           TX   78734          1            01/05/96
    00
    30817313265                          03           03/01/96
     0
    30817313265                          O            02/01/26
    0


    1474150          686/686             F           48,750.00
    ZZ
    HAYTON              JOANN    W       360         48,718.91
     1
    1404 BENTON STREET                 8.250            366.25
    73
                                       8.000            366.25
  67,000.00
    ROCKFORD         IL   61107          1            01/10/96
    00
    30817080575                          05           03/01/96
     0
    30817080575                          O            02/01/26
    0


    1474153          686/686             F          124,500.00
    ZZ
    COTO                M        N       360        124,420.61
     1
    321 MADEIRA AVENUE                 8.250            935.33
    51
                                       8.000            935.33
 245,000.00
    CORAL GABLES     FL   33134          2            01/08/96
    00
    30817272511                          05           03/01/96
     0
    30817272511                          O            02/01/26
    0


1


    1474156          939/728             F          186,300.00
    ZZ
    RIVERA              JOHN     E       360        186,300.00
     1
    82-41 ST JAMES AVENUE              7.750          1,334.68
    90
                                       7.500          1,334.68
 207,000.00
    ELMHURST         NY   11373          1            02/13/96
    10
    0380347063                           05           04/01/96
    25
    9603635                              O            03/01/26
    0


    1474237          926/926             F          318,500.00
    ZZ
    CHIDESTER           JOHN     D       360        318,280.81
     1
    28 FLAGSHIP LANE                   7.875          2,309.35
    75
                                       7.625          2,309.35
 425,000.00
    HILTON HEAD      SC   29926          2            01/04/96
    00
    681                                  03           03/01/96
     0
    681                                  O            02/01/26
    0


    1474251          714/728             F          350,000.00
    ZZ
    WHITE               STEFFEN  P       360        349,752.98
     1
    8818 W DAVENTRY ROAD               7.750          2,507.44
    83
                                       7.500          2,507.44
 425,000.00
    MEQUON           WI   53092          2            01/24/96
    10
    0380345901                           05           03/01/96
    12
    NA                                   O            02/01/26
    0


    1474255          686/686             F          114,000.00
    ZZ
    WARREN              CHARLES  E       360        113,925.42
     1
    4608 ROTHWELL COURT                8.125            846.45
    73
                                       7.875            846.45
 158,000.00
    VIRGINIA BEACH   VA   23456          2            01/08/96
    00
    30817301328                          05           03/01/96
     0
    30817301328                          O            02/01/26
    0


    1474256          686/686             F          140,000.00
    ZZ
    DICKSON             GREGORIO A       360        139,903.16
     1
    4455 NAUTILUS DRIVE                7.850          1,012.67
    58
                                       7.600          1,012.67
 245,000.00
    MIAMI BEACH      FL   33140          1            01/16/96
    00
    30817317910                          05           03/01/96
     0
    30817317910                          O            02/01/26
    0


    1474257          686/686             F          280,000.00
    ZZ
    LEVINSON            DANIEL   B       360        279,810.21
     1
    62 INVERNESS DRIVE                 7.950          2,044.79
    80
                                       7.700          2,044.79
 350,000.00
1


    SAN FRANCISCO    CA   94132          1            12/18/95
    00
    30817337165                          05           03/01/96
     0
    30817337165                          O            02/01/26
    0


    1474258          686/686             F          200,300.00
    ZZ
    KIM                 JAEHOON  J       360        200,162.15
     1
    7105 VALBURN DRIVE                 7.875          1,452.32
    75
                                       7.625          1,452.32
 267,150.00
    AUSTIN           TX   78731          1            01/12/96
    00
    30817345648                          05           03/01/96
     0
    30817345648                          O            02/01/26
    0


    1474259          686/686             F          185,500.00
    ZZ
    FOLK                JEFFREY  C       360        185,374.26
     1
    2311 - 48TH AVENUE NW              7.950          1,354.68
    70
                                       7.700          1,354.68
 265,000.00
    GIG HARBOR       WA   98335          5            01/05/96
    00
    30817362353                          05           03/01/96
     0
    30817362353                          O            02/01/26
    0


    1474260          686/686             F           90,000.00
    ZZ
    SAVASTANO           JAMES    R       360         89,939.61
     1
    2413 S E ST LUCIE BLVD             8.000            660.39
    75
                                       7.750            660.39
 120,000.00
    STUART           FL   34997          1            01/12/96
    00
    30817374010                          05           03/01/96
     0
    30817374010                          O            02/01/26
    0


    1474261          686/686             F          121,450.00
    ZZ
    CROWSON             GEORGE   J       360        121,366.42
     1
    1501 EAGLEPOINT DRIVE              7.875            880.60
    75
                                       7.625            880.60
 161,990.00
    CARROLLTON       TX   75007          1            01/12/96
    00
    30817405004                          05           03/01/96
     0
    30817405004                          O            02/01/26
    0


    1474262          686/686             F          300,000.00
    ZZ
    SCHREINER           CHARLES          360        299,793.54
     1
    550 33RD STREET                    7.875          2,175.21
    58
                                       7.625          2,175.21
 525,000.00
    MANHATTAN BEACH  CA   90266          5            01/09/96
    00
    30817429178                          05           03/01/96
     0
    30817429178                          O            02/01/26
    0
1




    1474264          686/686             F          243,000.00
    ZZ
    CIRCOSTA            STEPHEN  E       360        242,845.05
     1
    301 TADLEY COURT                   8.250          1,825.58
    56
                                       8.000          1,825.58
 440,000.00
    REDWOOD CITY     CA   94061          2            01/08/96
    00
    30816848915                          03           03/01/96
     0
    30816848915                          O            02/01/26
    0


    1474265          686/686             F           78,000.00
    ZZ
    HAMBURG             JAN      M       360         77,913.50
     1
    8123 - 28TH AVENUE SW              7.900            566.91
    68
                                       7.650            566.91
 116,000.00
    SEATTLE          WA   98126          5            01/09/96
    00
    30817362247                          05           03/01/96
     0
    30817362247                          O            02/01/26
    0


    1474266          686/686             F          120,000.00
    ZZ
    LANKIN              DAVID    S       360        119,915.30
     1
    76 CLOVERLEE LANE                  7.750            859.70
    75
                                       7.500            859.70
 160,000.00
    NEWTOWN          PA   18940          1            01/17/96
    00
    30817301252                          05           03/01/96
     0
    30817301252                          O            02/01/26
    0


    1474269          686/686             F           79,450.00
    ZZ
    BLACKSTOCK          ROGER            360         79,396.69
     1
    7777 25 MILE ROAD                  8.000            582.98
    70
                                       7.750            582.98
 113,500.00
    SHELBY TWP       MI   48316          2            01/11/96
    00
    30817080393                          05           03/01/96
     0
    30817080393                          O            02/01/26
    0


    1474270          686/686             F           85,000.00
    ZZ
    SMITH               SCOTT    W       360         84,947.16
     1
    9203 GLACIER RIDGE                 8.375            646.07
    32
                                       8.125            646.07
 270,000.00
    RICHMOND         IL   60071          5            01/12/96
    00
    30817080534                          05           03/01/96
     0
    30817080534                          O            02/01/26
    0


    1474271          686/686             F           90,250.00
    ZZ
    TORRES              ADRIAN           360         90,187.89
     1
1


    2743 W MELROSE                     7.875            654.38
    95
                                       7.625            654.38
  95,000.00
    CHICAGO          IL   60618          2            01/12/96
    01
    30817080625                          05           03/01/96
    30
    30817080625                          O            02/01/26
    0


    1474272          686/686             F          327,200.00
    T
    SWARTOUT            DAVID    A       360        326,985.96
     1
    EVERETT POINT ROAD                 8.125          2,429.46
    80
                                       7.875          2,429.46
 409,000.00
    TOWER            MN   55790          2            01/12/96
    00
    30817080641                          05           03/01/96
     0
    30817080641                          O            02/01/26
    0


    1474273          686/686             F           86,250.00
    ZZ
    MARTINEZ            GERMAN           360         86,195.00
     1
    305 RURAL HILL COURT               8.250            647.97
    75
                                       8.000            647.97
 115,000.00
    NASHVILLE        TN   37217          1            01/18/96
    00
    30817312861                          05           03/01/96
     0
    30817312861                          O            02/01/26
    0


    1474274          686/686             F           70,000.00
    ZZ
    FORNAIOLO           FRANK    J       360         69,956.48
     1
    8991 HOUSTON PLACE                 8.375            532.06
    46
                                       8.125            532.06
 155,000.00
    ORLANDO          FL   32819          5            01/17/96
    00
    30817373848                          03           03/01/96
     0
    30817373848                          O            02/01/26
    0


    1474275          686/686             F          300,000.00
    ZZ
    SMOGUR              RICHARD  L       360        299,803.75
     1
    2495 OLD NATCHEZ TRACE             8.125          2,227.50
    80
                                       7.875          2,227.50
 375,000.00
    FRANKLIN         TN   37064          5            01/17/96
    00
    30817405087                          05           03/01/96
     0
    30817405087                          O            02/01/26
    0


    1474276          686/686             F          166,875.00
    ZZ
    OSTERNECK           JULIAN           360        166,754.21
     1
    1560 PENLLYN BLUE BELL PK          7.625          1,181.14
    75
                                       7.375          1,181.14
 222,500.00
    BLUE BELL        PA   19422          1            01/22/96
    00
    30817299944                          05           03/01/96
     0
1


    30817299944                          O            02/01/26
    0


    1474277          686/686             F          225,000.00
    ZZ
    PALMER              PETER    A       360        224,757.81
     1
    201 SMITH ROAD                     7.775          1,615.82
    65
                                       7.525          1,615.82
 350,000.00
    DANVILLE         CA   94526          2            01/12/96
    00
    30817338049                          05           03/01/96
     0
    30817338049                          O            02/01/26
    0


    1474278          686/686             F          380,000.00
    ZZ
    HSU                 FRANK    S       360        379,739.80
     1
    709 WEST SHARON ROAD               7.900          2,761.87
    56
                                       7.650          2,761.87
 680,000.00
    ARCADIA          CA   91007          5            01/12/96
    00
    30817352057                          05           03/01/96
     0
    30817352057                          O            02/01/26
    0


    1474281          686/686             F          182,850.00
    ZZ
    LEWIS               MICHAEL  P       360        182,733.39
     1
    40592 PAISLEY CIRCLE               8.250          1,373.70
    75
                                       8.000          1,373.70
 243,807.00
    NOVI             MI   48374          1            01/22/96
    00
    30817080880                          05           03/01/96
     0
    30817080880                          O            02/01/26
    0


    1474282          686/686             F          247,500.00
    ZZ
    RUNFOLA             CHARLES          360        247,342.17
     1
    8812 SEASPRAY DRIVE                8.250          1,859.39
    90
                                       8.000          1,859.39
 275,000.00
    HUNTINGTON BEAC  CA   92646          1            01/18/96
    01
    30817429210                          05           03/01/96
    25
    30817429210                          O            02/01/26
    0


    1474286          686/686             F          229,500.00
    ZZ
    GOEBEL              PAUL     J       360        229,367.96
     1
    505 E ACACIA AVENUE                8.750          1,805.48
    88
                                       8.500          1,805.48
 262,000.00
    FRESNO           CA   93704          2            01/17/96
    01
    30816849459                          05           03/01/96
    25
    30816849459                          O            02/01/26
    0


1


    1474287          686/686             F           60,000.00
    ZZ
    GIAMBATTISTA        SARAH            360         59,957.65
     1
    507 MILE SQUARE ROAD               7.750            429.85
    67
                                       7.500            429.85
  90,000.00
    YONKERS          NY   10704          1            01/25/96
    00
    30817184039                          05           03/01/96
     0
    30817184039                          O            02/01/26
    0


    1474288          686/686             F           27,000.00
    ZZ
    VERDISCO            DIANE            360         26,981.04
     1
    8571 NW 17TH PLACE                 7.775            193.90
    37
                                       7.525            193.90
  73,500.00
    PLANTATION       FL   33322          1            01/22/96
    00
    30817275308                          03           03/01/96
     0
    30817275308                          O            02/01/26
    0


    1474289          686/686             F           63,000.00
    ZZ
    FOGLIETTI           RONALD   M       360         62,956.64
     1
    17428 28TH AVENUE NE               7.875            456.80
    36
                                       7.625            456.80
 178,000.00
    LAKE FOREST PAR  WA   98155          1            01/17/96
    00
    30817398712                          05           03/01/96
     0
    30817398712                          O            02/01/26
    0


    1474292          686/686             F          120,000.00
    ZZ
    BURK                VIVIANE  G       360        119,915.30
     1
    4805 CREEKSTONE WAY                7.750            859.70
    75
                                       7.500            859.70
 160,000.00
    MARIETTA         GA   30062          1            01/26/96
    00
    30817126717                          05           03/01/96
     0
    30817126717                          O            02/01/26
    0


    1474293          686/686             F           74,400.00
    ZZ
    KRISTWALD           ELFRIEDE H       360         74,352.55
     1
    3589 CHASTAIN TRAIL                8.250            558.95
    60
                                       8.000            558.95
 124,250.00
    MARIETTA         GA   30066          1            01/26/96
    00
    30817272636                          03           03/01/96
     0
    30817272636                          O            02/01/26
    0


    1474294          686/686             F          262,000.00
    ZZ
    BAUMAN              STEVEN   R       360        261,815.07
     1
    1028 CANDLEWICKE COURT             7.750          1,877.01
    72
                                       7.500          1,877.01
 364,000.00
1


    GLENDORA         CA   91740          1            01/10/96
    00
    30817297872                          05           03/01/96
     0
    30817297872                          O            02/01/26
    0


    1474296          686/686             F           79,000.00
    ZZ
    MORRISON            GUSTAVUS         360         78,946.45
     1
    12406 BEACONTREE WAY               7.950            576.93
    74
                                       7.700            576.93
 107,000.00
    ORLANDO          FL   32837          5            01/24/96
    00
    30816973150                          03           03/01/96
     0
    30816973150                          O            02/01/26
    0


    1474297          686/686             F          205,550.00
    ZZ
    OSBORNE             JOHN             360        205,393.59
     1
    42 N CASTLEGREEN CIRCLE            7.375          1,419.69
    75
                                       7.125          1,419.69
 274,118.00
    THE WOODLANDS    TX   77381          1            01/26/96
    00
    30817313224                          03           03/01/96
     0
    30817313224                          O            02/01/26
    0


    1474298          686/686             F          135,100.00
    ZZ
    AUER                JANE     W       360        134,999.74
     1
    2673 TIMERCREEK CIRCLE             7.500            944.64
    70
                                       7.250            944.64
 193,000.00
    BOCA RATON       FL   33431          1            01/29/96
    00
    30817374853                          03           03/01/96
     0
    30817374853                          O            02/01/26
    0


    1474299          686/686             F          207,050.00
    ZZ
    HEISE               JAMES    F       360        206,903.86
     1
    539 21ST STREET                    7.750          1,483.34
    43
                                       7.500          1,483.34
 485,000.00
    MANHATTAN BEACH  CA   90266          5            01/23/96
    00
    30817429152                          05           03/01/96
     0
    30817429152                          O            02/01/26
    0


    1474302          686/686             F          210,000.00
    ZZ
    SHIFMAN             STEWART  I       360        209,866.09
     1
    6591 TORYBROOKE CIRCLE             8.250          1,577.66
    56
                                       8.000          1,577.66
 375,000.00
    W BLOOMFIELD     MI   48323          5            01/24/96
    00
    30817080708                          05           03/01/96
     0
    30817080708                          O            02/01/26
    0
1




    1474303          686/686             F           95,000.00
    ZZ
    LIEBERMAN           MICHAEL          360         94,931.24
     1
    2842 32ND AVENUE SOUTH             7.625            672.41
    56
                                       7.375            672.41
 170,000.00
    SEATTLE          WA   98144          1            01/24/96
    00
    30817465008                          05           03/01/96
     0
    30817465008                          O            02/01/26
    0


    1474308          686/686             F           52,900.00
    ZZ
    SIMMONS             AMY      T       360         52,863.77
     1
    9373 TURNBERRY ALCOVE #83          7.900            384.49
    56
                                       7.650            384.49
  95,900.00
    WOODBURY         MN   55125          1            01/31/96
    00
    30816391429                          03           03/01/96
     0
    30816391429                          O            02/01/26
    0


    1474309          686/686             F           40,000.00
    ZZ
    SCOTT               LOUIS    R       360         39,975.14
     1
    221 E RIDGELAND                    8.375            304.03
    29
                                       8.125            304.03
 139,000.00
    TUCSON           AZ   85737          1            01/30/96
    00
    30817011802                          03           03/01/96
     0
    30817011802                          O            02/01/26
    0


    1474310          686/686             F          334,000.00
    ZZ
    DOYLE               KEVIN    J       360        333,793.46
     1
    14837 S WOODCREST AVENUE           8.400          2,544.54
    80
                                       8.150          2,544.54
 419,000.00
    LOCKPORT         IL   60441          1            01/31/96
    00
    30817065428                          05           03/01/96
     0
    30817065428                          O            02/01/26
    0


    1474311          686/686             F          141,375.00
    ZZ
    HUGHES              MADELINE         360        141,275.22
     1
    7-02 160TH STREET                  7.750          1,012.83
    75
                                       7.500          1,012.83
 188,500.00
    BEECHHURST       NY   11357          1            01/31/96
    00
    30817114531                          05           03/01/96
     0
    30817114531                          O            02/01/26
    0


    1474312          686/686             F          254,700.00
    ZZ
    NOOR                BINDU            360        254,530.82
     1
1


    1 ERWOOD COURT                     8.050          1,877.79
    90
                                       7.800          1,877.79
 283,000.00
    BALTIMORE        MD   21212          1            01/31/96
    01
    30817239148                          05           03/01/96
    25
    30817239148                          O            02/01/26
    0


    1474313          686/686             F          435,000.00
    ZZ
    DARIO               LUCIA    L       360        434,705.15
     1
    3334 STEPHENS CIRCLE               7.950          3,176.73
    60
                                       7.700          3,176.73
 730,000.00
    GLENDALE         CA   91208          2            01/23/96
    00
    30817287758                          05           03/01/96
     0
    30817287758                          O            02/01/26
    0


    1474314          686/686             F          131,650.00
    ZZ
    OSTERBIND JR        ALBERT   O       360        131,561.66
     1
    13210 FALL HARVEST DRIVE           8.000            966.01
    66
                                       7.750            966.01
 202,000.00
    CHESTER          VA   23831          2            01/25/96
    00
    30817300213                          05           03/01/96
     0
    30817300213                          O            02/01/26
    0


    1474315          686/686             F          245,000.00
    ZZ
    YODER               KATHLEEN J       360        244,851.58
     1
    4705 MARINER COURT                 8.500          1,883.84
    70
                                       8.250          1,883.84
 350,000.00
    FLOWER MOUND     TX   75028          1            01/30/96
    00
    30817314909                          03           03/01/96
     0
    30817314909                          O            02/01/26
    0


    1474316          686/686             F           98,700.00
    ZZ
    MCDOWELL            STEPHEN  M       360         98,635.43
     1
    7621 BELMONTE BLVD                 8.125            732.85
    66
                                       7.875            732.85
 150,000.00
    MARGATE          FL   33063          2            01/26/96
    00
    30817374143                          03           03/01/96
     0
    30817374143                          O            02/01/26
    0


    1474317          686/686             F           74,200.00
    ZZ
    BRUNO               WILLIAM  S       360         74,153.87
     1
    5740-A COACH HOUSE CIRCLE          8.375            563.98
    70
                                       8.125            563.98
 106,000.00
    BOCA RATON       FL   33486          1            01/26/96
    00
    30817374283                          01           03/01/96
     0
1


    30817374283                          O            02/01/26
    0


    1474318          686/686             F          119,000.00
    ZZ
    BLAIR               LEO      J       360        118,918.10
     1
    8535 SW 80TH PLACE                 7.875            862.84
    70
                                       7.625            862.84
 170,000.00
    MIAMI            FL   33143          2            01/26/96
    00
    30817374721                          03           03/01/96
     0
    30817374721                          O            02/01/26
    0


    1474319          686/686             F          650,000.00
    ZZ
    PARDUN              GEORGE   W       360        649,585.51
     1
    488 SOUTH BEACH ROAD               8.250          4,883.24
    65
                                       8.000          4,883.24
1,000,000.00
    HOBE SOUND       FL   33455          1            01/31/96
    00
    30817374747                          05           03/01/96
     0
    30817374747                          O            02/01/26
    0


    1474320          686/686             F           95,600.00
    ZZ
    NESHAT              JALEH            360         95,396.26
     1
    401 MCALWAY ROAD                   7.750            684.90
    75
                                       7.500            684.90
 127,500.00
    CHARLOTTE        NC   28211          1            01/31/96
    00
    30817375298                          05           03/01/96
     0
    30817375298                          O            02/01/26
    0


    1474321          686/686             F           66,000.00
    ZZ
    OWNBEY              DONALD   R       360         65,954.58
     1
    9437 KINGS FALLS DRIVE             7.875            478.55
    69
                                       7.625            478.55
  96,000.00
    CHARLOTTE        NC   28210          1            01/31/96
    00
    30817375363                          01           03/01/96
     0
    30817375363                          O            02/01/26
    0


    1474322          686/686             F          182,950.00
    ZZ
    WITSIL              DANA     J       360        182,820.87
     1
    15828 451ST AVE SOUTHEAST          7.750          1,310.68
    64
                                       7.500          1,310.68
 290,000.00
    NORTH BEND       WA   98045          5            01/25/96
    00
    30817397656                          05           03/01/96
     0
    30817397656                          O            02/01/26
    0


1


    1474323          686/686             F           66,500.00
    ZZ
    DE SOUSA            ARMANDO          360         66,456.49
     2
    1106 MONTROSE AVENUE               8.125            493.77
    70
                                       7.875            493.77
  95,000.00
    NASHVILLE        TN   37204          1            01/31/96
    00
    30817405392                          05           03/01/96
     0
    30817405392                          O            02/01/26
    0


    1474324          686/686             F          289,728.00
    ZZ
    WEINER              MICHAEL          360        289,531.61
     1
    440 GLASGOW CIRCLE                 7.950          2,115.84
    80
                                       7.700          2,115.84
 362,161.00
    DANVILLE         CA   94526          1            01/12/96
    00
    30817427594                          03           03/01/96
     0
    30817427594                          O            02/01/26
    0


    1474328          686/686             F           75,000.00
    ZZ
    MCWILLIAMS          JOHN     W       360         74,948.38
     1
    1538 BRENTWOOD POINTE              7.875            543.81
    49
                                       7.625            543.81
 154,788.00
    FRANKLIN         TN   37067          1            01/31/96
    00
    30817314743                          01           03/01/96
     0
    30817314743                          O            02/01/26
    0


    1474329          822/728             F          108,000.00
    ZZ
    REGESKI             STEPHEN  R       360        107,839.18
     1
    2 WILTON AVENUE                    7.500            755.16
    69
                                       7.250            755.16
 158,000.00
    MIDDLESEX        NJ   08846          1            12/28/95
    00
    0380341082                           05           02/01/96
     0
    0366017911                           O            01/01/26
    0


    1474379          232/232             F          251,300.00
    ZZ
    YOSHIDA             RICHARD  T       360        251,122.63
     1
    8793 SOUTH FORREST DRIVE           7.750          1,800.35
    90
                                       7.500          1,800.35
 280,000.00
    HIGHLANDS RANCH  CO   80126          2            01/25/96
    04
    10826807                             03           03/01/96
    25
    10826807                             O            02/01/26
    0


    1474383          926/926             F          300,000.00
    ZZ
    JOHNSON             ROBERT   S       360        299,793.54
     1
    42 OCEAN POINT SOUTH               7.875          2,175.21
    67
                                       7.625          2,175.21
 450,000.00
1


    HILTON HEAD ISL  SC   29928          5            01/12/96
    00
    697                                  03           03/01/96
     0
    697                                  O            02/01/26
    0


    1474384          232/232             F          266,200.00
    ZZ
    RICHARDS            THOMAS   R       360        266,016.81
     1
    1852 BALTUSROL COURT               7.875          1,930.13
    82
                                       7.625          1,930.13
 327,500.00
    LAKELAND         FL   33803          1            01/30/96
    11
    877922                               03           03/01/96
    12
    877922                               O            02/01/26
    0


    1474456          638/728             F          225,000.00
    ZZ
    MERRITT             JAMES    A       360        224,845.15
     1
    6399 COUNTY ROAD 1                 7.875          1,631.41
    69
                                       7.625          1,631.41
 330,000.00
    MONTROSE         CO   81401          5            01/19/96
    00
    0380345885                           05           03/01/96
     0
    08536889                             O            02/01/26
    0


    1474468          480/728             F          166,000.00
    ZZ
    PALMER              CAROLE           360        165,888.62
     1
    24583 NORTH 116TH STREET           8.000          1,218.05
    59
                                       7.750          1,218.05
 285,000.00
    SCOTTSDALE       AZ   85255          2            01/04/96
    00
    0380344839                           03           03/01/96
     0
    1859800                              O            02/01/26
    0


    1474508          601/728             F          213,000.00
    ZZ
    TODA                LARRY            360        212,853.41
     1
    7794 SW KINGFISHER WAY             7.875          1,544.40
    83
                                       7.625          1,544.40
 258,000.00
    DURHAM           OR   97224          1            01/08/96
    10
    0380350893                           05           03/01/96
    12
    863461                               O            02/01/26
    0


    1474514          601/728             F          320,800.00
    ZZ
    CLUCAS              BRIAN    J       360        320,579.22
     1
    22W422 ELMWOOD DRIVE               7.875          2,326.03
    80
                                       7.625          2,326.03
 401,000.00
    GLEN ELLYN       IL   60137          1            01/31/96
    00
    0380349598                           05           03/01/96
     0
    872878                               O            02/01/26
    0
1




    1474519          822/728             F          480,000.00
    ZZ
    THOMPSON            WILLIAM          360        477,828.94
     1
    1275 OLD WOODS ROAD                7.500          3,356.23
    80
                                       7.250          3,356.23
 600,000.00
    WEST CHESTER     PA   19382          1            08/25/95
    00
    0380348244                           05           10/01/95
     0
    0176175342                           O            09/01/25
    0


    1474527          822/728             F          435,000.00
    ZZ
    EDMUNDOWICZ         ANNEMARIE        360        434,685.15
     1
    104 TINDALL LANE                   7.625          3,078.91
    79
                                       7.375          3,078.91
 552,000.00
    VILLANOVA        PA   19085          2            12/27/95
    00
    0380343757                           05           03/01/96
     0
    0136058604                           O            02/01/26
    0


    1474531          638/728             F           93,000.00
    ZZ
    RODRIGUEZ           ARMEDE           360         92,940.70
     1
    806 EAST 65TH STREET               8.250            698.68
    52
                                       8.000            698.68
 180,000.00
    INGLEWOOD        CA   90302          2            01/10/96
    00
    0380345646                           05           03/01/96
     0
    8531877                              O            02/01/26
    0


    1474532          367/367             F          261,152.27
    ZZ
    SHIM                JOON     B       336        260,938.18
     1
    7811 LONESOME PINE LANE            7.875          1,927.90
    39
                                       7.625          1,927.90
 686,000.00
    BETHESDA         MD   20817          5            02/06/96
    00
    7566444                              05           03/01/96
     0
    7566444                              O            02/01/24
    0


    1474543          E45/728             F           95,000.00
    ZZ
    FRANCK              KIM      S       360         94,932.95
     1
    2240 KENT DRIVE                    7.750            680.59
    57
                                       7.500            680.59
 168,000.00
    LARGO            FL   34644          1            02/05/96
    00
    0380343799                           05           03/01/96
     0
    UNKNOWN                              O            02/01/26
    0


    1474544          367/367             F          302,836.29
    ZZ
    CALLIER             PHILIPPE         331        302,578.70
     1
1


    11501 PARKEDGE DRIVE               7.875          2,244.95
    78
                                       7.625          2,244.95
 390,000.00
    ROCKVEILLE       MD   20852          1            02/01/96
    00
    75209601                             05           03/01/96
     0
    75209601                             O            09/01/23
    0


    1474548          B91/728             F          224,000.00
    ZZ
    MCGEE               LUKE     A       360        223,860.76
     1
    13256 ARABELLA STREET              8.375          1,702.57
    90
                                       8.125          1,702.57
 250,000.00
    CERRITOS         CA   90703          2            01/12/96
    14
    0380343724                           05           03/01/96
    25
    1951204981                           O            02/01/26
    0


    1474550          317/728             F          326,250.00
    ZZ
    HOFFMAN             MIRIAM           360        326,047.21
     1
    24592 MULHOLLAND HIGHWAY           8.375          2,479.74
    75
                                       8.125          2,479.74
 435,000.00
    CALABASAS AREA   CA   91302          1            01/18/96
    00
    0380343708                           05           03/01/96
     0
    227408                               O            02/01/26
    0


    1474554          698/698             F          248,000.00
    ZZ
    AYAU                PATRICK  H       360        247,841.86
     1
    436 11TH STREET  UNIT  A           8.250          1,863.14
    80
                                       8.000          1,863.14
 310,000.00
    HERMOSA BEACH    CA   90254          2            01/10/96
    00
    15401804                             01           03/01/96
     0
    15401804                             O            02/01/26
    0


    1474557          B91/728             F          581,100.00
    ZZ
    MCSHANE             ELIZABETHJ       360        580,719.87
     1
    18816 ACADEMY CIRCLE               8.125          4,314.66
    80
                                       7.875          4,314.66
 726,430.00
    HUNTINGTON BEAC  CA   92648          1            01/30/96
    00
    0380344524                           03           03/01/96
     0
    1951002193                           O            02/01/26
    0


    1474560          E22/728             F          239,250.00
    ZZ
    ELKOSHAIRI          TAHER    A       360        239,085.35
     1
    9212 HUNTMASTER ROAD               7.875          1,734.73
    75
                                       7.625          1,734.73
 319,900.00
    GAITHERSBURG     MD   20882          1            01/30/96
    00
    0410067151                           03           03/01/96
     0
1


    0410067151                           O            02/01/26
    0


    1474563          403/403             F          209,541.39
    ZZ
    DIVITO              RALPH    J       326        209,362.81
     1
    43 SHAMROCK DRIVE                  8.070          1,587.75
    60
                                       7.820          1,587.75
 355,000.00
    BROOKFIELD       CT   06804          2            12/22/95
    00
    1865484                              05           03/01/96
     0
    1865484                              O            04/01/23
    0


    1474573          776/728             F          151,200.00
    ZZ
    ROSATO              MICHAEL          360        151,087.79
     1
    5324 VILLA MALLORCA                7.500          1,057.21
    80
                                       7.250          1,057.21
 190,000.00
    CAMARILLO        CA   93012          2            01/23/96
    00
    0380346362                           03           03/01/96
     0
    2126221                              O            02/01/26
    0


    1474574          731/728             F          256,500.00
    ZZ
    SHALOM              ALON     B       360        256,348.56
     1
    23104 MARIANO STREET               8.625          1,995.03
    90
    WOODLAND HILLS AREA                8.375          1,995.03
 285,000.00
    LOS ANGELES      CA   91367          1            01/17/96
    04
    0380346289                           05           03/01/96
    25
    411911123                            O            02/01/26
    0


    1474583          637/728             F          352,500.00
    ZZ
    KAY                 ALAN     D       360        352,251.20
     1
    2023 PLEASANT HILL ROAD            7.750          2,525.36
    75
                                       7.500          2,525.36
 470,000.00
    SEBASTOPOL       CA   95472          1            01/08/96
    00
    0380343856                           05           03/01/96
     0
    3511912                              O            02/01/26
    0


    1474584          637/728             F          202,000.00
    ZZ
    EZRATTY             JAIME    D       360        201,853.79
     1
    9 CAIL DR                          7.625          1,429.75
    68
                                       7.375          1,429.75
 299,000.00
    EAST ROCKAWAY    NY   11518          1            01/25/96
    00
    0380343401                           05           03/01/96
     0
    4738829                              O            02/01/26
    0


1


    1474585          637/728             F          550,000.00
    ZZ
    MAZZEO              GINA     S       360        549,601.92
     1
    1 SIMONSON CT                      7.625          3,892.87
    52
                                       7.375          3,892.87
1,058,875.00
    OLD BROOKVILLE   NY   11545          1            01/26/96
    00
    0380343872                           05           03/01/96
     0
    4738472                              O            02/01/26
    0


    1474586          721/728             F          431,000.00
    ZZ
    DOODY               JAMES    T       360        430,688.05
     1
    3308 SCOTTSDALE COURT              7.625          3,050.60
    80
                                       7.375          3,050.60
 538,800.00
    NAPERVILLE       IL   60564          4            01/26/96
    00
    0380349622                           03           03/01/96
     0
    916361                               O            02/01/26
    0


    1474588          637/728             F          500,000.00
    ZZ
    CHRISTENSEN         RUSSEL   K       360        499,647.10
     1
    2024 GLENVIEW DRIVE                7.750          3,582.07
    77
                                       7.500          3,582.07
 650,000.00
    LAS VEGAS        NV   89134          2            01/19/96
    00
    0380346933                           03           03/01/96
     0
    4784401                              O            02/01/26
    0


    1474589          637/728             F          235,125.00
    ZZ
    TAUB                DAVID            360        234,975.06
     1
    1 CONCROD DR                       8.250          1,766.42
    75
                                       8.000          1,766.42
 313,500.00
    MONSEY           NY   10952          5            01/17/96
    00
    0380344367                           05           03/01/96
     0
    4735270                              O            02/01/26
    0


    1474591          936/728             F          272,000.00
    ZZ
    FOLLETTE            DOUG             360        271,830.93
     1
    2857 STROMBOLI ROAD                8.375          2,067.40
    80
                                       8.125          2,067.40
 340,000.00
    COSTA MESA       CA   92626          2            01/05/96
    00
    0380343682                           05           03/01/96
     0
    6003677                              O            02/01/26
    0


    1474592          936/728             F          288,000.00
    ZZ
    CHASE               MICHAEL  F       360        287,825.52
     1
    20012 BEAUMONT CIRCLE              8.500          2,214.48
    84
                                       8.250          2,214.48
 345,000.00
1


    HUNTINGTON BEAC  CA   92646          2            01/09/96
    11
    0380343716                           05           03/01/96
    12
    6007959                              O            02/01/26
    0


    1474605          992/728             F          390,000.00
    ZZ
    ROSENBLATT          JEFFREY          360        390,000.00
     1
    180 LONGWOOD CROSSING              8.250          2,929.95
    73
                                       8.000          2,929.95
 540,000.00
    LAWRENCE         NY   11559          1            02/06/96
    00
    0380341348                           05           04/01/96
     0
    324523                               O            03/01/26
    0


    1474606          936/728             F          349,000.00
    ZZ
    KOLAR               RICHARD          360        348,788.57
     1
    24200 NORTH ALMA SCHOOL PARKWA     8.500          2,683.51
    68
    #15                                8.250          2,683.51
 517,038.00
    SCOTTSDALE       AZ   85255          4            01/17/96
    00
    0380343922                           03           03/01/96
     0
    6008775                              O            02/01/26
    0


    1474608          936/728             F          235,000.00
    ZZ
    SAMIMI              SASAN            360        234,346.68
     1
    1102 YSABEL AVENUE                 7.875          1,703.92
    73
                                       7.625          1,703.92
 322,000.00
    REDONDO BEACH    CA   90277          1            10/11/95
    00
    0380347790                           05           12/01/95
     0
    1886340                              O            11/01/25
    0


    1474610          936/728             F          295,000.00
    ZZ
    BONNSTETTER         THOMAS   W       360        294,821.28
     1
    3332 ROSSMOOR WAY                  8.500          2,268.30
    80
                                       8.250          2,268.30
 369,000.00
    LOS ALAMITOS     CA   90720          2            01/08/96
    00
    0380344342                           05           03/01/96
     0
    6007439                              O            02/01/26
    0


    1474862          635/635             F          337,000.00
    ZZ
    AMAN                GEORGE   C       349        335,900.65
     1
    1 HIGH RIDGE ROAD                  8.625          2,638.92
    90
                                       8.375          2,638.92
 375,000.00
    EAST HAMPTON     NY   11937          1            09/29/95
    11
    604648600                            05           11/01/95
    17
    604648600                            O            11/01/24
    0
1




    1474869          074/728             F          366,000.00
    ZZ
    BROD                ERNEST           360        365,543.43
     1
    400 EAST 56TH STREET 27N           8.375          2,781.87
    60
                                       8.125          2,781.87
 610,000.00
    NEW YORK         NY   10022          1            12/08/95
    00
    0380356973                           13           02/01/96
     0
    1111020423                           O            01/01/26
    0


    1474878          074/728             F          264,000.00
    ZZ
    CAPRIOGLIO          LOUIS    V       360        262,902.60
     1
    9 FERNDALE ROAD                    8.000          1,937.14
    80
                                       7.750          1,937.14
 330,000.00
    CHATHAM TOWNSHI  NJ   07928          1            08/10/95
    00
    0380355405                           05           10/01/95
     0
    1112026061                           O            09/01/25
    0


    1474898          074/728             F          261,000.00
    ZZ
    GRANET              KENNETH  M       360        260,509.91
     1
    8 ALBA LANE                        8.375          1,983.79
    77
                                       8.125          1,983.79
 339,942.00
    WEST LONG BRANC  NJ   07764          4            11/17/95
    00
    0380354176                           05           01/01/96
     0
    1500127885                           O            12/01/25
    0


    1474900          074/728             F          240,050.00
    ZZ
    THOMPSON II         EMMETT   W       360        239,563.54
     1
    6221   PAINTED YELLOW GATE         8.000          1,761.41
    95
                                       7.750          1,761.41
 252,688.00
    COLUMBIA         MD   21045          1            11/20/95
    10
    0380354192                           05           01/01/96
    30
    1500128640                           O            12/01/25
    0


    1474901          074/728             F          297,000.00
    ZZ
    SPURLOCK            JOHN     W       360        296,110.02
     1
    2043 CAROL ANN WAY                 7.500          2,076.67
    90
                                       7.250          2,076.67
 331,240.00
    BETHLEHEM        PA   18015          1            10/19/95
    10
    0380357252                           05           12/01/95
    25
    1500129723                           O            11/01/25
    0


    1474908          074/728             F          350,000.00
    ZZ
    FAHAM               MARK             360        349,552.11
     1
1


    1531   EAST 10TH STREET            8.250          2,629.43
    77
                                       8.000          2,629.43
 460,000.00
    BROOKLYN         NY   11230          5            12/07/95
    00
    0380354127                           05           02/01/96
     0
    1500135726                           O            01/01/26
    0


    1474909          074/728             F          225,000.00
    ZZ
    BRITTON             PATRICIA L       360        224,520.50
     1
    4865 MARIANNE DRIVE                7.750          1,611.93
    88
                                       7.500          1,611.93
 255,849.00
    MT AIRY          MD   21771          1            11/17/95
    10
    0380353962                           05           01/01/96
    25
    1500137856                           O            12/01/25
    0


    1474917          074/728             F          266,000.00
    ZZ
    WILLOUGHBY SR       CHARLES  J       360        265,070.36
     1
    1745 NORTH PORTAL DRIVE NW         8.125          1,975.05
    85
                                       7.875          1,975.05
 313,000.00
    WASHINGTON       DC   20012          1            11/30/95
    11
    0380357260                           05           01/01/96
    25
    1500140340                           O            12/01/25
    0


    1474918          074/728             F          259,250.00
    ZZ
    LAI                 SUNNY    S       360        258,918.23
     1
    1523 33RD AVENUE                   8.250          1,947.66
    78
                                       8.000          1,947.66
 335,000.00
    SAN FRANCISCO    CA   94122          2            12/14/95
    00
    0380352758                           05           02/01/96
     0
    1500141300                           O            01/01/26
    0


    1474924          074/728             F          271,200.00
    ZZ
    HUSSEIN             AZIZ     A       360        270,664.19
     1
    11788  AVENIDA DEL SOL             8.125          2,013.65
    80
                                       7.875          2,013.65
 339,000.00
    NORTH RIDGE      CA   91326          1            12/07/95
    00
    0380354101                           05           01/01/96
     0
    1500143270                           O            12/01/25
    0


    1474926          074/728             F          291,500.00
    ZZ
    MONTI               CYNTHIA  A       360        291,087.20
     1
    115 ALBERT HILL ROAD               7.750          2,088.34
    85
                                       7.500          2,088.34
 343,000.00
    NEWTOWN          CT   06482          1            12/08/95
    04
    0380354317                           05           02/01/96
    12
1


    1500143826                           O            01/01/26
    0


    1474931          074/728             F          260,000.00
    ZZ
    BLACKWELL           EARL             360        259,486.33
     1
    7251 CHAMELEON WAY                 8.125          1,930.49
    84
                                       7.875          1,930.49
 310,000.00
    SARASOTA         FL   34241          2            11/30/95
    14
    0380352956                           03           01/01/96
    30
    1503044490                           O            12/01/25
    0


    1474935          074/728             F          285,000.00
    ZZ
    STEPHENS JR         JOHN     A       360        284,361.47
     1
    149 SEA ISLAND DRIVE               7.500          1,992.77
    62
                                       7.250          1,992.77
 466,900.00
    PONTE VEDRA BEA  FL   32082          1            11/13/95
    00
    0380352949                           03           01/01/96
     0
    1503072815                           O            12/01/25
    0


    1474951          074/728             F          287,500.00
    ZZ
    LLEWELLYN           MATTHEW  G       360        287,132.06
     1
    18302 45TH STREET EAST             8.250          2,159.90
    89
                                       8.000          2,159.90
 325,000.00
    SUMNER           WA   98390          2            11/27/95
    14
    0380353533                           03           02/01/96
    25
    1506069318                           O            01/01/26
    0


    1474967          074/728             F          315,000.00
    ZZ
    MARIANI             RON              360        314,393.25
     1
    7711 DAVIN PARK DRIVE              8.250          2,366.49
    90
                                       8.000          2,366.49
 350,000.00
    BAKERSFIELD      CA   93308          1            11/17/95
    10
    0380356452                           03           01/01/96
    25
    1507075178                           O            12/01/25
    0


    1474969          074/728             F          319,500.00
    ZZ
    MELTZER             NATHAN           360        318,930.02
     1
    1068   CALLE MESITA                8.625          2,485.04
    90
                                       8.375          2,485.04
 355,000.00
    BONITA           CA   91902          1            11/21/95
    11
    0380355611                           05           01/01/96
    25
    1507076374                           O            12/01/25
    0


1


    1474975          074/728             F          219,200.00
    ZZ
    PADRE               RONALDO  G       360        218,881.70
     1
    3329 VERNICE AVENUE                7.625          1,551.48
    80
                                       7.375          1,551.48
 274,000.00
    SAN JOSE         CA   95127          2            12/04/95
    00
    0380352535                           05           02/01/96
     0
    1507081148                           O            01/01/26
    0


    1474976          074/728             F          272,000.00
    ZZ
    ALFORD              CRAIG    S       360        271,605.01
     1
    1438 LENNOX LANE                   7.625          1,925.20
    63
                                       7.375          1,925.20
 435,500.00
    LIVERMORE        CA   94550          2            12/12/95
    00
    0380352584                           05           02/01/96
     0
    1507081250                           O            01/01/26
    0


    1474980          074/728             F          324,000.00
    ZZ
    PUSCIZNA            DAVID            360        323,541.16
     1
    18542  ROSENAU CIRCLE              7.750          2,321.18
    80
                                       7.500          2,321.18
 405,000.00
    VILLA PARK       CA   92667          2            12/28/95
    00
    0380352592                           05           02/01/96
     0
    1507083370                           O            01/01/26
    0


    1474995          074/728             F          640,000.00
    ZZ
    MCKINLEY            THOMAS   G       360        639,116.23
     1
    4001 CANYON COURT                  7.875          4,640.44
    80
                                       7.625          4,640.44
 800,000.00
    PARADISE VALLEY  AZ   85253          1            12/12/95
    00
    0380352881                           03           02/01/96
     0
    1510035761                           O            01/01/26
    0


    1474996          074/728             F          280,000.00
    ZZ
    WALKER              THOMAS   L       360        279,623.00
     1
    7911 MEADOW LAKE                   8.000          2,054.54
    73
                                       7.750          2,054.54
 388,000.00
    HOUSTON          TX   77063          2            12/12/95
    00
    0380352923                           05           02/01/96
     0
    1510036094                           O            01/01/26
    0


    1475003          074/728             F          250,000.00
    ZZ
    OLSON               ROBERT   D       360        249,819.05
     1
    1003 HARRISON AVENUE               7.625          1,769.49
    60
                                       7.375          1,769.49
 420,000.00
1


    REDWOOD CITY     CA   94062          1            01/08/96
    00
    0380355512                           05           03/01/96
     0
    1561305310                           O            02/01/26
    0


    1475004          074/728             F          250,300.00
    ZZ
    HICKEL              RANDY            360        249,927.31
     1
    200 EDINBURGH CIRCLE               7.500          1,750.14
    48
                                       7.250          1,750.14
 527,500.00
    DANVILLE         CA   94526          2            12/13/95
    00
    0380354895                           03           02/01/96
     0
    1561308486                           O            01/01/26
    0


    1475008          074/728             F          500,000.00
    ZZ
    MEDEL               RICARDO  F       360        499,291.92
     1
    48432 AVALON HEIGHTS TERRACE       7.750          3,582.07
    80
                                       7.500          3,582.07
 630,000.00
    FREMONT          CA   94539          1            12/14/95
    00
    0380353228                           03           02/01/96
     0
    1561311130                           O            01/01/26
    0


    1475012          074/728             F          224,000.00
    ZZ
    MANZANO             ROMEO    L       360        223,713.34
     1
    3318 WOODSIDE LANE                 8.250          1,682.84
    80
                                       8.000          1,682.84
 280,000.00
    SAN JOSE         CA   95121          2            12/12/95
    00
    0380354556                           05           02/01/96
     0
    1561311946                           O            01/01/26
    0


    1475032          074/728             F          357,600.00
    ZZ
    JAGLA               MICHAEL  M       360        357,093.57
     1
    5220 APENNINES CIRCLE              7.750          2,561.90
    80
                                       7.500          2,561.90
 447,000.00
    SAN JOSE         CA   95138          1            12/15/95
    00
    0380354655                           03           02/01/96
     0
    1561314300                           O            01/01/26
    0


    1475034          074/728             F          240,000.00
    ZZ
    SIMPSON             ELIAS    A       360        238,636.40
     1
    1767 EL CODO WAY                   7.500          1,678.12
    80
                                       7.250          1,678.12
 300,000.00
    SAN JOSE         CA   95124          1            12/06/95
    00
    0380352527                           05           02/01/96
     0
    1561314354                           O            01/01/26
    0
1




    1475042          074/728             F          315,000.00
    ZZ
    HSUEH               SHIH-CHEN        360        314,377.63
     1
    40963  FERREIRA PLACE              8.125          2,338.87
    59
                                       7.875          2,338.87
 540,000.00
    FREMONT          CA   94539          2            11/22/95
    00
    0380352212                           05           01/01/96
     0
    1561314707                           O            12/01/25
    0


    1475043          074/728             F          270,500.00
    ZZ
    DARGO JR            DAVID    R       360        270,116.93
     1
    510 OSPREY DRIVE                   7.750          1,937.90
    75
                                       7.500          1,937.90
 360,726.00
    REDWOOD CITY     CA   94065          1            12/01/95
    00
    0380352345                           03           02/01/96
     0
    1561314730                           O            01/01/26
    0


    1475044          074/728             F          574,000.00
    ZZ
    MISRA               MADHAV           360        573,227.15
     1
    233 ELDRIDGE AVENUE                8.000          4,211.81
    79
                                       7.750          4,211.81
 730,000.00
    MILL VALLEY      CA   94941          2            12/05/95
    00
    0380354150                           05           02/01/96
     0
    1561314773                           O            01/01/26
    0


    1475048          074/728             F          224,550.00
    ZZ
    POSCHMAN            WILLIAM  A       360        224,232.00
     1
    9 MARGATE CIRCLE                   7.750          1,608.71
    87
                                       7.500          1,608.71
 260,000.00
    PLEASANT HILL    CA   94523          2            12/01/95
    01
    0380353889                           03           02/01/96
    25
    1561314955                           O            01/01/26
    0


    1475049          074/728             F          295,000.00
    ZZ
    FEENEY              STUART   M       360        294,592.63
     1
    20350 VIA PORTOFINO                7.875          2,138.96
    67
                                       7.625          2,138.96
 445,000.00
    CUPERTINO        CA   95014          1            12/12/95
    00
    0380353152                           03           02/01/96
     0
    1561314999                           O            01/01/26
    0


    1475050          074/728             F          229,600.00
    ZZ
    GILES               MICHAEL  R       360        229,258.14
     1
1


    1552 MIZZEN LANE                   7.500          1,605.40
    80
                                       7.250          1,605.40
 287,000.00
    HALF MOON BAY    CA   94019          1            12/06/95
    00
    0380352808                           05           02/01/96
     0
    1561315051                           O            01/01/26
    0


    1475067          074/728             F          254,000.00
    ZZ
    CEVELLO             RANDALL  W       360        253,674.95
     1
    181 HILLTOP CRESCENT               8.250          1,908.22
    75
                                       8.000          1,908.22
 340,000.00
    WALNUT CREEK     CA   94596          2            12/13/95
    00
    0380352337                           05           02/01/96
     0
    1561315801                           O            01/01/26
    0


    1475070          074/728             F          346,000.00
    ZZ
    MAKER II            EDWARD           360        345,497.55
     1
    604 SAND HILL CIRCLE               7.625          2,448.97
    74
                                       7.375          2,448.97
 471,000.00
    MENLO PARK       CA   94025          1            12/08/95
    00
    0380352576                           07           02/01/96
     0
    1561315925                           O            01/01/26
    0


    1475074          074/728             F          453,750.00
    ZZ
    ALEXANDER           SUSAN            360        453,413.25
     2
    345-347 HILL STREET                7.500          3,172.69
    75
                                       7.250          3,172.69
 605,000.00
    SAN FRANCISCO    CA   94114          1            01/05/96
    00
    0380355439                           05           03/01/96
     0
    1561316021                           O            02/01/26
    0


    1475078          074/728             F          420,000.00
    ZZ
    DISCHER JR          DAVID    P       360        419,405.21
     1
    176 SWETT ROAD                     7.750          3,008.94
    70
                                       7.500          3,008.94
 600,000.00
    WOODSIDE         CA   94062          1            12/19/95
    00
    0380355678                           05           02/01/96
     0
    1561316225                           O            01/01/26
    0


    1475079          074/728             F          376,000.00
    ZZ
    IMAI                JAMES            360        375,467.51
     1
    272 DRAEGER DRIVE                  7.750          2,693.72
    80
                                       7.500          2,693.72
 470,000.00
    MORAGA           CA   94556          1            12/13/95
    00
    0380353178                           05           02/01/96
     0
1


    1561316316                           O            01/01/26
    0


    1475084          074/728             F          625,000.00
    ZZ
    HALL                STEPHEN  M       360        624,136.92
     1
    677 KNOLL DRIVE                    7.875          4,531.69
    72
                                       7.625          4,531.69
 875,000.00
    SAN CARLOS       CA   94070          1            12/14/95
    00
    0380353285                           05           02/01/96
     0
    1561316495                           O            01/01/26
    0


    1475088          074/728             F          300,000.00
    ZZ
    SOLOMON             DAVID            360        299,803.75
     1
    9 BLUE ROCK COURT                  8.125          2,227.50
    78
                                       7.875          2,227.50
 388,000.00
    CORTE MADERA     CA   94925          2            01/01/96
    00
    0380354226                           05           03/01/96
     0
    1561317090                           O            02/01/26
    0


    1475089          074/728             F          249,000.00
    ZZ
    ALLMEN              CHERYL   A       360        248,824.25
     1
    1470 NESBIT COURT                  7.750          1,783.87
    75
                                       7.500          1,783.87
 334,000.00
    SAN JOSE         CA   95120          1            01/01/96
    00
    0380352642                           05           03/01/96
     0
    1561317160                           O            02/01/26
    0


    1475094          074/728             F          420,000.00
    ZZ
    CREASON JR          RICHARD  R       360        419,732.18
     1
    205 WALTER HAYS DRIVE              8.250          3,155.32
    78
                                       8.000          3,155.32
 545,000.00
    PALO ALTO        CA   94303          2            01/10/96
    00
    0380352543                           05           03/01/96
     0
    1561317862                           O            02/01/26
    0


    1475097          074/728             F          300,000.00
    ZZ
    HOBBS               BARRY    F       360        299,606.17
     1
    602 CAMINO VERDE                   8.125          2,227.50
    60
                                       7.875          2,227.50
 500,000.00
    THOUSAND OAKS A  CA   91360          2            12/05/95
    00
    0380354523                           05           02/01/96
     0
    1562136310                           O            01/01/26
    0


1


    1475100          074/728             F          318,000.00
    ZZ
    TAKASUKA            RANDOLPH         360        314,730.96
     1
    17071 WESTPORT DRIVE               7.875          2,305.73
    80
                                       7.625          2,305.73
 402,000.00
    HUNTINGTON BEAC  CA   92649          1            11/22/95
    00
    0380353913                           05           01/01/96
     0
    1562140951                           O            12/01/25
    0


    1475102          074/728             F          236,000.00
    ZZ
    PALEY               RAY      A       360        235,437.66
     1
    1618 STANFORD AVENUE               8.125          1,752.30
    80
                                       7.875          1,752.30
 295,000.00
    REDONDO BEACH    CA   90278          5            11/21/95
    00
    0380355389                           05           01/01/96
     0
    1562141310                           O            12/01/25
    0


    1475107          074/728             F          248,000.00
    ZZ
    LA PORTE            DAN      A       360        247,471.48
     1
    36 MALLORCA                        7.750          1,776.71
    80
                                       7.500          1,776.71
 310,000.00
    FOOTHILL RANCH   CA   92610          1            11/29/95
    00
    0380357005                           03           01/01/96
     0
    1562142946                           O            12/01/25
    0


    1475109          074/728             F          236,700.00
    ZZ
    HALEBLIAN           HERAG            360        236,381.28
     1
    2670 LAMBERT DRIVE                 8.000          1,736.83
    90
                                       7.750          1,736.83
 263,000.00
    PASADENA         CA   91107          1            12/05/95
    11
    0380353053                           05           02/01/96
    25
    1562143202                           O            01/01/26
    0


    1475111          074/728             F          268,000.00
    ZZ
    MONAHAN             PATRICK  W       360        267,629.91
     1
    2744 CORAL RIDGE ROAD              7.875          1,943.19
    49
                                       7.625          1,943.19
 550,000.00
    RANCHO PALOS VE  CA   90275          5            12/04/95
    00
    0380353509                           05           02/01/96
     0
    1562143723                           O            01/01/26
    0


    1475114          074/728             F          326,050.00
    ZZ
    RICHARD             DENNIS   L       360        325,599.75
     1
    5605 STAR VIEW                     7.875          2,364.09
    80
                                       7.625          2,364.09
 407,591.00
1


    EL PASO          TX   79912          1            12/15/95
    00
    0380354291                           05           02/01/96
     0
    1563108069                           O            01/01/26
    0


    1475127          074/728             F          262,000.00
    ZZ
    RUBIN               RANDALL  J       360        261,647.22
     1
    5261   CAMINITO EXQUISITO          8.000          1,922.47
    90
                                       7.750          1,922.47
 291,292.00
    SAN DIEGO        CA   92130          1            12/07/95
    10
    0380354077                           03           02/01/96
    25
    1567137411                           O            01/01/26
    0


    1475135          074/728             F          252,000.00
    ZZ
    ZYNKIAN             RONALD   J       360        251,685.63
     1
    15695 QUIET VALLEY LANE            8.375          1,915.39
    85
                                       8.125          1,915.39
 297,000.00
    POWAY            CA   92064          1            12/01/95
    10
    0380353475                           05           02/01/96
    12
    1567143174                           O            01/01/26
    0


    1475137          074/728             F          260,000.00
    ZZ
    KAISER              ERIC     J       360        259,683.86
     1
    1910   MOUNTAIN VALLEY LANE        8.500          1,999.18
    69
                                       8.250          1,999.18
 380,000.00
    ESCONDIDO        CA   92029          5            12/11/95
    00
    0380353830                           05           02/01/96
     0
    1567143403                           O            01/01/26
    0


    1475144          074/728             F          294,000.00
    ZZ
    YOUNG               WILLIAM  R       360        293,604.14
     1
    9460 LA JOLLA SHORES DRIVE         8.000          2,157.27
    64
                                       7.750          2,157.27
 460,000.00
    SAN DIEGO        CA   92037          2            12/08/95
    00
    0380353939                           05           02/01/96
     0
    1567144508                           O            01/01/26
    0


    1475145          074/728             F          279,000.00
    ZZ
    DEMEYER             ANDREW   J       360        278,604.87
     1
    3541 WILCOX STREET                 7.750          1,998.80
    90
                                       7.500          1,998.80
 310,000.00
    SAN DIEGO        CA   92106          2            12/15/95
    12
    0380353194                           05           02/01/96
    25
    1567144847                           O            01/01/26
    0
1




    1475148          074/728             F          418,800.00
    ZZ
    PEERBOOM            MICHAEL  C       360        418,221.66
     1
    8601 EAST REMUDA DRIVE             7.875          3,036.60
    80
                                       7.625          3,036.60
 525,000.00
    SCOTTSDALE       AZ   85255          1            12/26/95
    00
    0380352626                           03           02/01/96
     0
    1569121503                           O            01/01/26
    0


    1475153          074/728             F          316,000.00
    ZZ
    ALLEN               ROBERT   L       360        315,585.16
     1
    4715 WILLOW STREET                 8.125          2,346.30
    80
                                       7.875          2,346.30
 395,000.00
    BELLAIRE         TX   77401          1            12/13/95
    00
    0380355629                           05           02/01/96
     0
    1571116277                           O            01/01/26
    0


    1475158          074/728             F          320,000.00
    ZZ
    GUZMAN              RAYMOND  A       360        319,546.84
     1
    7029   FAUGHT ROAD                 7.750          2,292.52
    48
                                       7.500          2,292.52
 675,000.00
    SANTA ROSA       CA   95403          5            12/05/95
    00
    0380352311                           05           02/01/96
     0
    1573133368                           O            01/01/26
    0


    1475159          074/728             F          332,000.00
    ZZ
    CHERRY JR           WILLIAM  B       360        331,529.84
     1
    839 WEST SAN BERNADINO AVENUE      7.750          2,378.49
    72
                                       7.500          2,378.49
 465,000.00
    S LAKE TAHOE     CA   96150          2            12/08/95
    00
    0380354705                           05           02/01/96
     0
    1573133890                           O            01/01/26
    0


    1475165          074/728             F          327,350.00
    ZZ
    LIU                 JESAN            360        326,897.95
     1
    17 WATERCREST COURT                7.875          2,373.52
    77
                                       7.625          2,373.52
 427,000.00
    SACRAMENTO       CA   95831          2            12/14/95
    00
    0380352634                           05           02/01/96
     0
    1573136479                           O            01/01/26
    0


    1475166          074/728             F          228,000.00
    ZZ
    MCLAGGAN            ROBERT   E       360        227,685.15
     1
1


    8207 LAKELAND DRIVE                7.875          1,653.16
    80
                                       7.625          1,653.16
 285,000.00
    GRANITE BAY      CA   95746          1            12/22/95
    00
    0380352600                           05           02/01/96
     0
    1573136923                           O            01/01/26
    0


    1475170          074/728             F          280,000.00
    ZZ
    MANNING             JAMES    F       360        279,641.67
     1
    2625 NE RIDGEWOOD DRIVE            8.250          2,103.55
    80
                                       8.000          2,103.55
 350,000.00
    PORTLAND         OR   97212          1            12/19/95
    00
    0380352436                           05           02/01/96
     0
    1575012728                           O            01/01/26
    0


    1475173          074/728             F          335,000.00
    ZZ
    KESSLER             SCOTT    A       360        334,041.77
     1
    3390 SE REED COLLEGE PLACE         7.750          2,399.99
    70
                                       7.500          2,399.99
 480,000.00
    PORTLAND         OR   97202          2            12/20/95
    00
    0380355371                           05           02/01/96
     0
    1575013403                           O            01/01/26
    0


    1475177          074/728             F          227,250.00
    ZZ
    LEAK                JAMES    M       360        226,928.18
     1
    4300 AMESBURY LANE                 7.750          1,628.05
    75
                                       7.500          1,628.05
 303,000.00
    DURHAM           NC   27707          2            12/22/95
    00
    0380352998                           05           02/01/96
     0
    1577025040                           O            01/01/26
    0


    1475179          074/728             F          250,000.00
    ZZ
    MENAKER             SCOTT    A       360        249,645.94
     1
    4610 ASHRIDGE DRIVE                7.750          1,791.04
    79
                                       7.500          1,791.04
 319,327.00
    CHARLOTTE        NC   28226          1            12/14/95
    00
    0380352931                           03           02/01/96
     0
    1577025833                           O            01/01/26
    0


    1475185          074/728             F          288,000.00
    ZZ
    WITHROW             STEWART  J       360        287,631.44
     1
    26 HENDERSON LANE                  8.250          2,163.65
    80
                                       8.000          2,163.65
 360,000.00
    HANOVER          MA   02339          1            12/08/95
    00
    0380353004                           05           02/01/96
     0
1


    1580023097                           O            01/01/26
    0


    1475190          074/728             F          272,000.00
    ZZ
    DENNING             MICHAEL  S       360        271,651.91
     1
    12A BROAD COVE WOODS               8.250          2,043.45
    80
                                       8.000          2,043.45
 340,000.00
    YARMOUTH         ME   04096          5            12/15/95
    00
    0380354887                           05           02/01/96
     0
    1580024985                           O            01/01/26
    0


    1475191          074/728             F          300,000.00
    ZZ
    SHULKIN             MARTIN   B       360        299,606.17
     1
    23 COUNTRY WAY                     8.125          2,227.50
    43
                                       7.875          2,227.50
 700,000.00
    WESTON           MA   02193          5            12/19/95
    00
    0380353582                           05           02/01/96
     0
    1580025081                           O            01/01/26
    0


    1475196          074/728             F          294,400.00
    ZZ
    DILACQUA JR         JOHN     T       360        293,861.13
     1
    5323 BRENTWOOD COURT               8.500          2,263.69
    80
                                       8.250          2,263.69
 368,000.00
    HIGHLAND HTS     OH   44143          2            11/30/95
    00
    0380353046                           05           01/01/96
     0
    1581028493                           O            12/01/25
    0


    1475203          074/728             F          270,000.00
    ZZ
    MATE                STANLEY  S       360        269,671.70
     1
    563 N MAIN STREET                  8.500          2,076.07
    64
                                       8.250          2,076.07
 425,000.00
    GLEN ELLYN       IL   60137          2            12/18/95
    00
    0380354143                           05           02/01/96
     0
    1583014944                           O            01/01/26
    0


    1475205          074/728             F          241,500.00
    ZZ
    DAHLGREN            KENT     T       360        241,174.82
     1
    874 MARYKNOLL DRIVE                8.000          1,772.05
    80
                                       7.750          1,772.05
 301,900.00
    GLEN ELLYN       IL   60137          1            12/28/95
    00
    0380353608                           05           02/01/96
     0
    1583015459                           O            01/01/26
    0


1


    1475208          074/728             F          140,000.00
    ZZ
    VITOVIC             PAUL             360        139,730.32
     1
    22 MCCLOUD LANE                    8.250          1,051.78
    44
                                       8.000          1,051.78
 325,000.00
    SPARTA           NJ   07871          2            11/30/95
    00
    0380353202                           05           01/01/96
     0
    1584013776                           O            12/01/25
    0


    1475220          074/728             F          472,000.00
    ZZ
    EPSTEIN             MICHAEL  S       360        471,348.21
     1
    893 LYNCH DRIVE                    7.875          3,422.33
    80
                                       7.625          3,422.33
 590,000.00
    ARNOLD           MD   21012          1            12/07/95
    00
    0380352972                           05           02/01/96
     0
    1587019633                           O            01/01/26
    0


    1475225          635/635             F           60,000.00
    T
    HILLMANN            CARL     H       353         59,548.52
     1
    30 DEVON ROAD                      8.375            458.08
    28
                                       8.125            458.08
 215,988.00
    AMAGANSETT       NY   11930          4            08/11/95
    00
    606925600                            05           09/01/95
     0
    606925600                            O            01/01/25
    0


    1475232          074/728             F          468,750.00
    ZZ
    DIGIACOMO           WAYNE    P       360        468,194.51
     1
    4131   NE 24 AVENUE                8.625          3,645.89
    75
                                       8.375          3,645.89
 625,000.00
    LIGHTHOUSE POIN  FL   33064          5            12/22/95
    00
    0380353541                           05           02/01/96
     0
    1592021394                           O            01/01/26
    0


    1475240          074/728             F          277,425.00
    ZZ
    WALLIS              PETER    H       360        277,234.08
     1
    355 HEATHS BRIDGE ROAD             7.875          2,011.52
    78
                                       7.625          2,011.52
 360,000.00
    CONCORD          MA   01742          2            01/04/96
    00
    0380355694                           05           03/01/96
     0
    1813066020                           O            02/01/26
    0


    1475242          074/728             F          283,500.00
    ZZ
    BOSAK               WILLIAM  S       360        283,098.53
     1
    15 DEERFIELD DRIVE                 7.750          2,031.03
    89
                                       7.500          2,031.03
 319,000.00
1


    EASTON           CT   06612          1            12/29/95
    21
    0380355603                           05           02/01/96
    25
    1817071838                           O            01/01/26
    0


    1475252          025/025             F          370,000.00
    ZZ
    THOMASON III        R        B       360        369,489.06
     1
    524 KNOBVIEW DRIVE                 7.875          2,682.76
    72
                                       7.625          2,682.76
 515,000.00
    WINSTON SALEM    NC   27104          1            12/15/95
    00
    564505                               05           02/01/96
     0
    564505                               O            01/01/26
    0


    1475263          253/253             F          256,800.00
    ZZ
    MILLER              PRESTON          360        256,605.00
     1
    1505 PEMBROOK CT                   7.500          1,795.59
    80
                                       7.250          1,795.59
 321,000.00
    KELLER           TX   76248          2            01/31/96
    00
    313177                               05           03/01/96
     0
    313177                               O            02/01/26
    0


    1475266          450/728             F          284,000.00
    ZZ
    GRECO JR.           JOHN     T       360        283,799.56
     1
    2283 CARMELITA DRIVE               7.750          2,034.61
    80
                                       7.500          2,034.61
 355,000.00
    SAN CARLOS       CA   94070          1            01/17/96
    00
    0380353657                           05           03/01/96
     0
    3963717                              O            02/01/26
    0


    1475268          450/728             F          283,200.00
    ZZ
    BORAZJANI           GHOLAMREZ        360        283,019.41
     1
    3551 DAFFODIL CIRCLE               8.250          2,127.59
    80
                                       8.000          2,127.59
 354,000.00
    SEAL BEACH       CA   90740          2            01/16/96
    00
    0380369844                           05           03/01/96
     0
    3961653                              O            02/01/26
    0


    1475269          450/728             F          388,000.00
    ZZ
    CARICO              RENATA   K       360        387,732.98
     1
    1398 BEDFORD AVENUE                7.875          2,813.27
    75
                                       7.625          2,813.27
 520,000.00
    SUNNYVALE        CA   94087          2            01/17/96
    00
    0380353632                           03           03/01/96
     0
    3964756                              O            02/01/26
    0
1




    1475333          E61/728             F          295,000.00
    ZZ
    PERLMAN             EDWARD           360        295,000.00
     1
    30 CLUBHOUSE ROAD                  8.125          2,190.37
    50
                                       7.875          2,190.37
 595,000.00
    SANTA CRUZ       CA   95060          1            02/14/96
    00
    0380349143                           05           04/01/96
     0
    11690                                O            03/01/26
    0


    1475362          943/943             F          885,000.00
    ZZ
    MILLS               DON      F       360        883,714.85
     1
    12 SEVENOAKS                       7.625          6,263.98
    71
                                       7.375          6,263.98
1,250,000.00
    IRVINE           CA   92715          2            12/16/95
    00
    5050010623                           03           02/01/96
     0
    5050010623                           O            01/01/26
    0


    1475369          943/943             F          215,000.00
    ZZ
    RITCHIE             DAVID            360        214,855.73
     1
    1940 BROOKDALE AVENUE              8.000          1,577.60
    67
                                       7.750          1,577.60
 325,000.00
    LA HABRA         CA   90631          2            12/28/95
    00
    5050011666                           05           03/01/96
     0
    5050011666                           O            02/01/26
    0


    1475376          943/943             F          310,000.00
    ZZ
    MARSELLA            PETER            360        309,593.05
     1
    17 CAMERON DRIVE                   8.125          2,301.75
    12
                                       7.875          2,301.75
2,800,000.00
    GREENWICH        CT   06831          2            12/13/95
    00
    5070011040                           05           02/01/96
     0
    5070011040                           O            01/01/26
    0


    1475378          943/943             F          341,950.00
    ZZ
    KLEIN               MICHAEL  E       360        341,112.54
     1
    2436 LOS OLIVOS LANE               8.500          2,629.30
    90
                                       8.250          2,629.30
 380,000.00
    LA CRESCENTA     CA   91214          2            10/30/95
    10
    5090014038                           05           12/01/95
    25
    5090014038                           O            11/01/25
    0


    1475384          943/943             F          550,000.00
    ZZ
    HOLTKAMP            DIEDRICH         360        549,611.81
     1
1


    7701 SHORE ROAD                    7.750          3,940.27
    80
                                       7.500          3,940.27
 690,000.00
    BROOKLYN         NY   11209          1            01/02/96
    00
    5512400266                           05           03/01/96
     0
    5512400266                           O            02/01/26
    0


    1475385          943/943             F          226,000.00
    ZZ
    VEGAS               PETER    M       360        225,836.42
     1
    170 MELANIE DRIVE                  7.625          1,599.62
    80
                                       7.375          1,599.62
 285,000.00
    EAST MEADOW      NY   11554          2            01/10/96
    00
    5513000291                           05           03/01/96
     0
    5513000291                           O            02/01/26
    0


    1475393          943/943             F          516,000.00
    ZZ
    SALKHI              ALI              360        515,250.69
     1
    10 BAY WAY                         7.625          3,652.22
    65
                                       7.375          3,652.22
 800,000.00
    SAN RAFAEL       CA   94901          2            12/22/95
    00
    5532600191                           05           02/01/96
     0
    5532600191                           O            01/01/26
    0


    1475399          943/943             F          232,500.00
    ZZ
    RHODEN              JOAN     C       360        232,331.71
     1
    8101 TRIPP AVENUE                  7.625          1,645.63
    75
                                       7.375          1,645.63
 310,000.00
    SKOKIE           IL   60076          2            01/19/96
    00
    5544000171                           05           03/01/96
     0
    5544000171                           O            02/01/26
    0


    1475401          943/943             F          358,500.00
    ZZ
    FISHER              ROBERT           300        358,091.34
     1
    15 DEVOE PLACE                     7.500          2,649.29
    77
                                       7.250          2,649.29
 470,000.00
    CHAPPAQUA        NY   10514          2            01/04/96
    00
    5550600241                           05           03/01/96
     0
    5550600241                           O            02/01/21
    0


    1475415          450/728             F          243,500.00
    ZZ
    DIALYNAS            NICK     P       360        243,344.73
     1
    4548 EAST BRADFORD AVENUE          8.250          1,829.33
    72
                                       8.000          1,829.33
 340,000.00
    ORANGE           CA   92667          2            01/22/96
    00
    0380353590                           03           03/01/96
     0
1


    3964475                              O            02/01/26
    0


    1475426          369/728             F          315,000.00
    ZZ
    LA VAY              DONALD   E       360        314,788.64
     1
    7160 ODALITE LANDING ROAD          8.000          2,311.36
    90
                                       7.750          2,311.36
 350,000.00
    GLOUCESTER       VA   23061          2            01/26/96
    12
    0380344318                           03           03/01/96
    25
    48547509                             O            02/01/26
    0


    1475439          450/728             F          336,000.00
    ZZ
    PAULL               ROBERT   C       360        335,762.85
     2
    2534 & 2536 EAST 1ST STREET        7.750          2,407.15
    80
                                       7.500          2,407.15
 420,000.00
    LONG BEACH       CA   90803          1            01/09/96
    00
    0380357369                           05           03/01/96
     0
    3964426                              O            02/01/26
    0


    1475444          375/728             F          271,400.00
    ZZ
    BRAINERD            TIMOTHY  A       360        271,213.22
     1
    4804 E PALO BREA LANE              7.875          1,967.84
    95
                                       7.625          1,967.84
 287,883.00
    CAVE CREEK       AZ   85331          1            01/22/96
    04
    0380344953                           03           03/01/96
    25
    602171                               O            02/01/26
    0


    1475448          B91/728             F          380,000.00
    ZZ
    ZUKERMAN            RIVKA    S       360        379,757.68
     1
    2976 CORTE HERMOSA                 8.250          2,854.82
    79
                                       8.000          2,854.82
 487,000.00
    NEWPORT BEACH    CA   92660          2            01/18/96
    00
    0380345349                           03           03/01/96
     0
    1960100591                           O            02/01/26
    0


    1475449          685/728             F          419,000.00
    ZZ
    ARNOLD              JAMES    B       360        418,704.27
     1
    1930 PORT RAMSGATE PLACE           7.750          3,001.77
    77
                                       7.500          3,001.77
 550,000.00
    NEWPORT BEACH    CA   92660          5            01/26/96
    00
    0380346818                           03           03/01/96
     0
    103303                               O            02/01/26
    0


1


    1475452          664/728             F          360,000.00
    ZZ
    MARTIN              MICHAEL  A       360        359,739.44
     1
    351 SANTA ANA AVENUE               7.625          2,548.06
    90
                                       7.375          2,548.06
 400,000.00
    LONG BEACH       CA   90803          2            01/15/96
    12
    0380347543                           05           03/01/96
    25
    2063790                              O            02/01/26
    0


    1475453          559/728             F          233,500.00
    ZZ
    JUST                RICHARD  C       360        233,339.30
     1
    3860 COUNTRY ESTATES DRIVE         7.875          1,693.04
    82
                                       7.625          1,693.04
 285,000.00
    COTTONWOOD       CA   96022          2            01/19/96
    10
    0380349127                           05           03/01/96
    12
    0446377                              O            02/01/26
    0


    1475456          736/728             F          636,000.00
    ZZ
    BECHLER             ERIC             360        635,583.97
     1
    2209 CLIFF DRIVE                   8.125          4,722.28
    80
                                       7.875          4,722.28
 795,000.00
    NEWPORT BEACH    CA   92663          1            01/29/96
    00
    0380347220                           05           03/01/96
     0
    457834                               O            02/01/26
    0


    1475460          B74/728             F          240,000.00
    ZZ
    BASSO               MICHAEL          360        240,000.00
     1
    6004 EASTWOOD AVENUE               7.750          1,719.39
    80
                                       7.500          1,719.39
 300,000.00
    RANCHO CUCAMONG  CA   91737          1            02/01/96
    00
    0380346941                           05           04/01/96
     0
    960233                               O            03/01/26
    0


    1475461          698/698             F          357,500.00
    ZZ
    LIM                 SUN      K       360        357,260.12
     1
    2450 TUSCANY WAY                   8.000          2,623.21
    80
                                       7.750          2,623.21
 446,927.00
    FULLERTON        CA   92631          1            01/15/96
    00
    9551920                              03           03/01/96
     0
    9551920                              O            02/01/26
    0


    1475462          736/728             F          313,000.00
    ZZ
    BRENNAN             BRIAN    C       360        313,000.00
     1
    1536 SYLVIA LANE                   8.250          2,351.46
    72
                                       8.000          2,351.46
 440,000.00
1


    NEWPORT BEACH    CA   92660          2            02/02/96
    00
    0380344920                           05           04/01/96
     0
    457664                               O            03/01/26
    0


    1475463          506/728             F          202,000.00
    ZZ
    BERNHEIMER          ROBERT   A       360        202,000.00
     1
    45715 CHOLAME WAY                  7.625          1,429.74
    65
                                       7.375          1,429.74
 315,000.00
    INDIAN WELLS     CA   92201          1            01/30/96
    00
    0380345323                           05           04/01/96
     0
    070026729                            O            03/01/26
    0


    1475467          506/728             F           90,150.00
    ZZ
    FREEMAN             JEFFREY          360         90,083.10
     1
    384 TAVA LANE                      7.500            630.34
    95
                                       7.250            630.34
  94,900.00
    PALM DESERT      CA   92260          1            01/25/96
    01
    0380347865                           09           03/01/96
    30
    070026661                            O            02/01/26
    0


    1475470          744/728             F          486,400.00
    ZZ
    ANDRESEN            ERIC     R       360        486,089.84
     1
    8 WINDELER COURT                   8.250          3,654.16
    80
                                       8.000          3,654.16
 608,000.00
    MORAGA           CA   94556          1            01/24/96
    00
    0380344391                           05           03/01/96
     0
    75380                                O            02/01/26
    0


    1475481          232/232             F          274,400.00
    ZZ
    WILLIAMS            A        K       360        274,048.84
     1
    30 SADDLEBROOK DRIVE               8.250          2,061.48
    80
                                       8.000          2,061.48
 343,000.00
    HOUSTON          TX   77024          1            12/22/95
    00
    10832771                             03           02/01/96
     0
    10832771                             O            01/01/26
    0


    1475485          560/560             F          224,168.15
    ZZ
    NELSON              GEORGE   B       299        223,728.70
     1
    3510 EMERSON DRIVE                 8.500          1,806.81
    76
                                       8.250          1,806.81
 297,000.00
    ROSEVILLE        CA   95661          1            12/05/95
    00
    217584531                            03           02/01/96
     0
    217584531                            O            12/01/20
    0
1




    1475486          560/560             F          214,785.47
    ZZ
    YUSKO               JOHN     H       320        214,607.96
     1
    13635 CHESTERFIELD DRIVE           8.500          1,698.91
    77
                                       8.250          1,698.91
 280,000.00
    MOORPARK         CA   93021          1            12/14/95
    00
    220426720                            03           03/01/96
     0
    220426720                            O            10/01/22
    0


    1475487          560/560             F          497,805.59
    ZZ
    WYANT               ANTHONY          307        495,724.31
     1
    1861 W MOUNTAIN ST                 9.125          4,195.37
    75
                                       8.875          4,195.37
 670,000.00
    GLENDALE         CA   91201          1            08/10/95
    00
    320074438                            05           11/01/95
     0
    320074438                            O            05/01/21
    0


    1475489          560/560             F          423,250.00
    ZZ
    RODDEL              THOMAS   W       360        422,680.12
     1
    11611 HEATHCLIFF DRIVE             8.000          3,105.66
    80
                                       7.750          3,105.66
 529,100.00
    SANTA ANA        CA   92705          1            12/18/95
    00
    450305719                            05           02/01/96
     0
    450305719                            O            01/01/26
    0


    1475490          560/560             F          625,000.00
    ZZ
    STUBBS              MICHAEL  E       360        624,136.94
     1
    10581 LAKEVIEW ROAD                7.875          4,531.68
    58
                                       7.625          4,531.68
1,085,000.00
    YUCAIPA          CA   92399          2            12/21/95
    00
    450305917                            05           02/01/96
     0
    450305917                            O            01/01/26
    0


    1475491          560/560             F          220,000.00
    T
    RUTZICK             YALE             240        219,195.54
     1
    1172 DEEPAK ROAD                   8.125          1,857.32
    74
                                       7.875          1,857.32
 300,000.00
    PALM SPRINGS     CA   92262          2            12/20/95
    00
    450305925                            05           02/01/96
     0
    450305925                            O            01/01/16
    0


    1475492          560/560             F          255,685.00
    ZZ
    QUACKENBUSH         WILLIAM  G       360        255,331.93
     1
1


    9538 CAMELOT DRIVE                 7.875          1,853.89
    95
                                       7.625          1,853.89
 269,143.00
    WINDSOR          CA   95492          1            12/19/95
    10
    450306030                            05           02/01/96
    30
    450306030                            O            01/01/26
    0


    1475493          560/560             F          242,000.00
    ZZ
    BRUNNER             STEPHEN  S       360        241,665.82
     1
    16670 HAMLIN COURT                 7.875          1,754.67
    90
                                       7.625          1,754.67
 268,900.00
    RAMONA           CA   92065          1            12/26/95
    10
    450306238                            03           02/01/96
    25
    450306238                            O            01/01/26
    0


    1475494          560/560             F          465,600.00
    ZZ
    SADIK               ZUBAIDA          360        464,940.64
     1
    WALNUT GROVE                       7.750          3,335.62
    80
                                       7.500          3,335.62
 582,000.00
    COLTS NECK       NJ   07722          1            12/29/95
    00
    450306675                            05           02/01/96
     0
    450306675                            O            01/01/26
    0


    1475495          560/560             F          260,000.00
    ZZ
    MCCARTHY            JOSEPH   K       360        259,612.87
     1
    9 CHERRYDALE ROAD                  7.500          1,817.96
    80
                                       7.250          1,817.96
 325,036.00
    GLEN MILLS       PA   19342          1            12/29/95
    00
    450306998                            03           02/01/96
     0
    450306998                            O            01/01/26
    0


    1475496          560/560             F          288,000.00
    ZZ
    COLE                ALICE    B       360        287,621.94
     1
    568 ARCH PLACE                     8.125          2,138.39
    80
                                       7.875          2,138.39
 360,000.00
    GLENDALE         CA   91206          1            12/21/95
    00
    450307517                            05           02/01/96
     0
    450307517                            O            01/01/26
    0


    1475498          560/560             F          228,000.00
    ZZ
    ZISSOU              SALLY            360        227,685.15
     1
    255-27 IOWA ROAD                   7.875          1,653.16
    95
                                       7.625          1,653.16
 240,000.00
    GREAT NECK       NY   11021          1            12/29/95
    10
    450309885                            05           02/01/96
    30
1


    450309885                            O            01/01/26
    0


    1475499          560/560             F          535,000.00
    ZZ
    HELLER              WILLIAM  P       360        534,315.35
     1
    301 LAKE SHORE                     8.250          4,019.28
    67
                                       8.000          4,019.28
 800,000.00
    GROSSE POINTE F  MI   48236          1            12/28/95
    00
    450310032                            05           02/01/96
     0
    450310032                            O            01/01/26
    0


    1475500          560/560             F          270,000.00
    ZZ
    GONZALES            PAUL     V       360        269,597.99
     1
    1721 OLD HOMESTEAD                 7.500          1,887.88
    80
                                       7.250          1,887.88
 337,500.00
    ROCHESTER        MI   48306          1            12/29/95
    00
    450310057                            05           02/01/96
     0
    450310057                            O            01/01/26
    0


    1475501          560/560             F          376,000.00
    ZZ
    STYRLUND            KENNETH  A       360        375,734.62
     1
    9445 OLYMPIA DRIVE                 7.750          2,693.71
    84
                                       7.500          2,693.71
 450,000.00
    EDEN PRAIRIE     MN   55347          1            01/03/96
    04
    450311188                            05           03/01/96
    25
    450311188                            O            02/01/26
    0


    1475502          560/560             F          238,000.00
    ZZ
    MILLS               LAWREENCEA       360        237,662.96
     1
    1145 HARRISON STREET               7.750          1,705.06
    73
                                       7.500          1,705.06
 330,000.00
    MONTEREY         CA   93940          2            12/15/95
    00
    450311378                            05           02/01/96
     0
    450311378                            O            01/01/26
    0


    1475503          560/560             F          210,700.00
    ZZ
    DEMPSEY             DANIEL   M       360        210,416.31
     1
    725 AMBERWOOD COURT                8.000          1,546.04
    74
                                       7.750          1,546.04
 286,000.00
    TROY             MI   48098          2            12/28/95
    00
    450311592                            05           02/01/96
     0
    450311592                            O            01/01/26
    0


1


    1475504          560/560             F          208,000.00
    ZZ
    ACHESON JR          MATTHEW  R       360        207,626.29
     1
    18430 AMIE AVENUE                  8.125          1,544.39
    87
                                       7.875          1,544.39
 240,000.00
    TORRANCE         CA   90504          2            12/12/95
    04
    450311899                            05           02/01/96
    25
    450311899                            O            01/01/26
    0


    1475505          560/560             F          217,500.00
    ZZ
    HELLAND             ERIC     C       360        217,207.05
     1
    205 WINDY HILL ROAD                7.750          1,558.20
    75
                                       7.500          1,558.20
 290,000.00
    WISCONSIN DELLS  WI   53965          2            01/04/96
    00
    450313283                            05           03/01/96
     0
    450313283                            O            02/01/26
    0


    1475506          560/560             F          312,000.00
    ZZ
    RICHARDSON JR       ELLIS            360        311,779.79
     1
    8674  TWILIGHT TEAR LANE           7.750          2,235.21
    76
                                       7.500          2,235.21
 412,000.00
    CINCINNATI       OH   45249          1            01/09/96
    00
    450313721                            03           03/01/96
     0
    450313721                            O            02/01/26
    0


    1475507          560/560             F          263,900.00
    ZZ
    BOEHME              RICHARD  E       360        263,718.38
     1
    221 STRATFORD DRIVE                7.875          1,913.46
    80
                                       7.625          1,913.46
 329,900.00
    CHAPEL HILL      NC   27516          1            01/05/96
    00
    450314265                            03           03/01/96
     0
    450314265                            O            02/01/26
    0


    1475509          560/560             F          228,000.00
    ZZ
    METZGER             ALAN     W       360        227,854.61
     1
    47 DEERTRAIL RD                    8.250          1,712.89
    95
                                       8.000          1,712.89
 240,000.00
    NORTH CALDWELL   NJ   07006          1            01/11/96
    10
    450314968                            05           03/01/96
    30
    450314968                            O            02/01/26
    0


    1475510          560/560             F          224,500.00
    ZZ
    SCARAMELLA          JOHN             360        224,345.49
     1
    92 DOUGLAS AVENUE                  7.875          1,627.79
    78
                                       7.625          1,627.79
 290,000.00
1


    BERNARDSVILLE    NJ   07924          2            01/08/96
    00
    450315528                            05           03/01/96
     0
    450315528                            O            02/01/26
    0


    1475511          560/560             F          269,200.00
    ZZ
    KANDEL III          PETER    G       360        269,005.15
     1
    245 KENILWORTH ROAD                7.625          1,905.39
    80
                                       7.375          1,905.39
 336,500.00
    RIDGEWOOD        NJ   07450          1            01/12/96
    00
    450315866                            05           03/01/96
     0
    450315866                            O            02/01/26
    0


    1475512          560/560             F          259,900.00
    ZZ
    CHESTER             JAMES    A       360        259,707.12
     1
    6302 SOUTH MALAYA ST               7.500          1,817.26
    67
                                       7.250          1,817.26
 389,900.00
    AURORA           CO   80016          1            01/12/96
    00
    450315999                            03           03/01/96
     0
    450315999                            O            02/01/26
    0


    1475513          560/560             F          244,150.00
    ZZ
    CURIVAN             MICHAEL  S       360        243,986.18
     1
    8 BAYBERRY LANE                    8.000          1,791.49
    95
                                       7.750          1,791.49
 257,000.00
    BARRINGTON       RI   02806          1            01/12/96
    10
    450316211                            05           03/01/96
    30
    450316211                            O            02/01/26
    0


    1475514          560/560             F          635,400.00
    ZZ
    FAKOURI             HADI     M       360        634,951.54
     1
    7 VIA LAS ROSAS                    7.750          4,552.08
    80
                                       7.500          4,552.08
 794,256.00
    LAGUNA NIGUEL    CA   92677          1            01/09/96
    00
    450316419                            03           03/01/96
     0
    450316419                            O            02/01/26
    0


    1475515          560/560             F          650,000.00
    ZZ
    NEGRI               MICHAEL  P       360        649,595.99
     1
    60 BEACH AVENUE                    8.375          4,940.47
    51
                                       8.125          4,940.47
1,275,000.00
    LARCHMONT        NY   10538          1            01/17/96
    00
    450317441                            05           03/01/96
     0
    450317441                            O            02/01/26
    0
1




    1475516          560/560             F          264,000.00
    ZZ
    GAGNON              TERESA           360        263,799.11
     1
    4839 ALIANO DR                     7.375          1,823.39
    80
                                       7.125          1,823.39
 330,000.00
    AGOURA           CA   91301          1            01/16/96
    00
    450317847                            05           03/01/96
     0
    450317847                            O            02/01/26
    0


    1475517          560/560             F          253,500.00
    ZZ
    EMI                 GRANT    T       360        253,325.54
     1
    23270 MENIFEE ROAD                 7.875          1,838.05
    90
                                       7.625          1,838.05
 282,000.00
    NUEVO            CA   92567          2            01/04/96
    10
    450317938                            05           03/01/96
    25
    450317938                            O            02/01/26
    0


    1475518          560/560             F          616,000.00
    ZZ
    SPEISS JR           THOMAS   J       360        615,586.68
     1
    27622 SAN BLAS                     8.000          4,519.99
    80
                                       7.750          4,519.99
 770,000.00
    MISSION VIEJO    CA   92692          1            01/16/96
    00
    450318779                            05           03/01/96
     0
    450318779                            O            02/01/26
    0


    1475519          560/560             F          232,500.00
    ZZ
    TOMESCO JR          JOHN     G       240        232,099.10
     1
    11 HILLOCK AVE                     7.875          1,926.68
    75
                                       7.625          1,926.68
 310,000.00
    HAWTHORNE        NJ   07506          5            01/12/96
    00
    450319116                            05           03/01/96
     0
    450319116                            O            02/01/16
    0


    1475520          560/560             F          215,650.00
    ZZ
    HADLEY              GREGORY  L       360        215,489.95
     1
    25725 LOCHMOOR LN                  7.500          1,507.86
    80
                                       7.250          1,507.86
 269,600.00
    NOVI             MI   48374          1            01/19/96
    00
    450319447                            03           03/01/96
     0
    450319447                            O            02/01/26
    0


    1475521          560/560             F          256,500.00
    ZZ
    ARGIRO              KENNETH  V       360        256,340.57
     1
1


    49 SWACKHAMMER ROAD                8.375          1,949.59
    90
                                       8.125          1,949.59
 285,000.00
    READINGTON TWSP  NJ   08889          1            01/19/96
    10
    450319470                            05           03/01/96
    25
    450319470                            O            02/01/26
    0


    1475522          560/560             F          320,850.00
    ZZ
    DONAHOE I           THOMAS   C       360        320,605.85
     1
    149 NOE AVE                        7.375          2,216.04
    90
                                       7.125          2,216.04
 356,500.00
    CHATHAM          NJ   07928          1            01/19/96
    10
    450319553                            05           03/01/96
    25
    450319553                            O            02/01/26
    0


    1475523          560/560             F          262,000.00
    ZZ
    KHAN                AZIZ             360        261,800.64
     1
    61 FOX  LANE                       7.375          1,809.57
    80
                                       7.125          1,809.57
 327,500.00
    HUNTINGTON       NY   11746          1            01/18/96
    00
    450319702                            05           03/01/96
     0
    450319702                            O            02/01/26
    0


    1475524          560/560             F          300,000.00
    ZZ
    FRAZER              DONALD   H       360        299,777.36
     1
    1046 LYTTON SPRINGS ROAD           7.500          2,097.64
    50
                                       7.250          2,097.64
 600,000.00
    HEALDSBURG       CA   95448          5            01/05/96
    00
    450320387                            05           03/01/96
     0
    450320387                            O            02/01/26
    0


    1475525          560/560             F          270,000.00
    ZZ
    MILROYL             MICHAEL          360        269,823.38
     1
    11130 BECKFORD AVENUE              8.125          2,004.74
    85
                                       7.875          2,004.74
 320,000.00
    NORTHRIDGE       CA   91326          2            01/16/96
    10
    450320668                            05           03/01/96
    12
    450320668                            O            02/01/26
    0


    1475526          560/560             F          270,150.00
    ZZ
    KELGORE             JAMES    T       360        269,977.73
     1
    1778 HILLTOP DRIVE                 8.250          2,029.55
    80
                                       8.000          2,029.55
 337,707.00
    MILFORD          MI   48380          1            01/25/96
    00
    450322748                            01           03/01/96
     0
1


    450322748                            O            02/01/26
    0


    1475527          560/560             F          496,000.00
    ZZ
    GENNA               STEPHEN  A       360        495,675.54
     1
    240 HARBOR LANE                    8.125          3,682.79
    80
                                       7.875          3,682.79
 620,000.00
    MASSAPEQUA PARK  NY   11762          1            01/25/96
    00
    450323043                            05           03/01/96
     0
    450323043                            O            02/01/26
    0


    1475528          560/560             F          236,200.00
    ZZ
    FARRELL             EDWARD   R       360        236,045.49
     1
    130 SHERWOOD DR                    8.125          1,753.78
    95
                                       7.875          1,753.78
 248,700.00
    RAMSEY           NJ   07446          1            01/25/96
    10
    450323118                            05           03/01/96
    30
    450323118                            O            02/01/26
    0


    1475529          560/560             F          220,500.00
    ZZ
    BROWER              CHARLES  W       360        220,336.36
     1
    24 WHITE PLACE                     7.500          1,541.77
    87
                                       7.250          1,541.77
 255,000.00
    BROOKLINE        MA   02146          1            01/26/96
    10
    450323498                            01           03/01/96
    25
    450323498                            O            02/01/26
    0


    1475531          560/560             F          293,500.00
    ZZ
    MOORE JR            NORMAN   H       360        293,312.84
     1
    49 JENNY'S LANE                    8.250          2,204.97
    73
                                       8.000          2,204.97
 406,000.00
    BARRINGTON       RI   02806          5            01/24/96
    00
    450324686                            05           03/01/96
     0
    450324686                            O            02/01/26
    0


    1475532          560/560             F          224,550.00
    ZZ
    MARZO               EDWARD   P       360        224,379.13
     1
    4 ASTER DR                         7.375          1,550.92
    90
                                       7.125          1,550.92
 249,500.00
    GRANBY           CT   06035          1            01/29/96
    10
    450326392                            05           03/01/96
    25
    450326392                            O            02/01/26
    0


1


    1475533          560/560             F          180,000.00
    ZZ
    BLAKE               LESLIE   W       360        179,882.26
     1
    21230 NORTH 53RD AVENUE            8.125          1,336.49
    75
                                       7.875          1,336.49
 240,000.00
    GLENDALE         AZ   85308          1            01/30/96
    00
    450331939                            03           03/01/96
     0
    450331939                            O            02/01/26
    0


    1475618          253/253             F          312,800.00
    ZZ
    BASTIE              FRED     J       360        312,584.73
     1
    6206 STONEHILL DRIVE               7.875          2,268.02
    80
                                       7.625          2,268.02
 391,000.00
    DALLAS           TX   75240          1            01/31/96
    00
    313630                               05           03/01/96
     0
    313630                               O            02/01/26
    0


    1475621          A50/A50             F          239,400.00
    ZZ
    MORTON SR           MICHAEL  G       360        239,226.73
     1
    5229 BRIDGEWATER DRIVE             7.625          1,694.46
    90
                                       7.375          1,694.46
 266,000.00
    ACWORTH          GA   30101          1            01/16/96
    04
    13688                                03           03/01/96
    25
    13688                                O            02/01/26
    0


    1475672          025/025             F          368,000.00
    ZZ
    MALONE              CHRIS    E       360        367,740.27
     1
    1021 FAIRWAY COURT                 7.750          2,636.40
    80
                                       7.500          2,636.40
 460,000.00
    BOGART           GA   30622          2            01/09/96
    00
    285098                               05           03/01/96
     0
    285098                               O            02/01/26
    0


    1475674          025/025             F          290,000.00
    ZZ
    SUPRAN              GEORGE   P       360        289,805.41
     1
    13124 SILVER FOX TRAIL             8.000          2,127.92
    71
                                       7.750          2,127.92
 410,000.00
    PALM BEACH GARD  FL   33418          2            01/19/96
    00
    472160                               03           03/01/96
     0
    472160                               O            02/01/26
    0


    1475706          461/728             F          215,000.00
    ZZ
    MONICA              STEFAN   B       360        214,855.73
     1
    3763 REDWOOD CIRCLE                8.000          1,577.60
    59
                                       7.750          1,577.60
 365,000.00
1


    PALO ALTO        CA   94306          2            01/11/96
    00
    0380348483                           05           03/01/96
     0
    9021331137                           O            02/01/26
    0


    1475708          731/728             F          192,000.00
    ZZ
    LUMIERE             TARAS            360        191,867.87
     1
    437 NORTH LEXINGTON DRIVE          7.875          1,392.13
    80
                                       7.625          1,392.13
 240,000.00
    FOLSM            CA   95630          2            01/24/96
    00
    0380347253                           05           03/01/96
     0
    3000623                              O            02/01/26
    0


    1475710          B74/728             F          483,750.00
    ZZ
    COHEN               MELVIN           360        483,750.00
     1
    2282 HIGHLAND VISTA DRIVE          8.375          3,676.85
    75
                                       8.125          3,676.85
 645,000.00
    ARCADIA          CA   91006          5            02/01/96
    00
    0380351941                           05           04/01/96
     0
    960089                               O            03/01/26
    0


    1475711          B74/728             F          280,000.00
    ZZ
    CARLSON             STANLEY  H       360        279,807.31
     1
    36605 ELIZABETH LANE               7.875          2,030.19
    80
                                       7.625          2,030.19
 350,000.00
    WILDOMAR AREA    CA   92595          2            01/24/96
    00
    0380355736                           05           03/01/96
     0
    960181                               O            02/01/26
    0


    1475716          334/334             F          203,809.72
    ZZ
    THACHER             TONY             335        203,376.44
     1
    147 ALABAMA STREET                 8.750          1,629.49
    85
                                       7.500          1,629.49
 240,000.00
    SAN GABRIEL      CA   91775          2            10/10/95
    04
    703100                               05           01/01/96
    17
    703100                               O            11/01/23
    0


    1475728          B60/728             F          324,000.00
    ZZ
    FRENCH              ALAN             360        324,000.00
     1
    30902 CANTERBURY PLACE             8.125          2,405.69
    80
                                       7.875          2,405.69
 405,000.00
    LAGUNA NIGUEL    CA   92677          2            02/05/96
    00
    0380341694                           05           04/01/96
     0
    6568                                 O            03/01/26
    0
1




    1475748          180/728             F          304,000.00
    ZZ
    CARLIN              MAURICE  P       360        303,785.44
     1
    2424 OSAGE AVENUE                  7.750          2,177.89
    80
                                       7.500          2,177.89
 380,000.00
    SANTA ROSA       CA   95409          2            01/17/96
    00
    0380345125                           05           03/01/96
     0
    3589041                              O            02/01/26
    0


    1475768          562/728             F          148,000.00
    ZZ
    QUAGLIATA           CHRIS            300        148,000.00
     1
    9 DEWEY ROAD                       8.000          1,142.29
    75
                                       7.750          1,142.29
 198,000.00
    COMMACK          NY   11725          1            02/06/96
    00
    0380346198                           05           04/01/96
     0
    506402                               O            03/01/21
    0


    1475771          195/728             F          693,750.00
    ZZ
    JONES               RAYMOND  R       360        693,272.56
     1
    2250 TWINBROOK ROAD                7.875          5,030.17
    75
                                       7.625          5,030.17
 925,000.00
    BERWIN           PA   19312          1            02/01/96
    00
    0380350547                           05           03/01/96
     0
    48163                                O            02/01/26
    0


    1475781          387/387             F          341,600.00
    ZZ
    RANDLE              GLENN    A       360        341,393.06
     1
    29 MENDOSA AVENUE                  8.500          2,626.61
    72
                                       8.250          2,626.61
 475,000.00
    SAN FRANCISCO    CA   94116          2            12/26/95
    00
    570531                               03           03/01/96
     0
    570531                               O            02/01/26
    0


    1475783          387/387             F          395,000.00
    ZZ
    YEA                 JING-JONG        360        394,754.48
     1
    229 ABERDEEN DRIVE                 8.375          3,002.29
    80
                                       8.125          3,002.29
 495,000.00
    SAN CARLOS       CA   94070          2            12/26/95
    00
    570150                               05           03/01/96
     0
    570150                               O            02/01/26
    0


    1475784          387/387             F          226,000.00
    ZZ
    INOUYE              WAYNE            360        225,863.09
     1
1


    19 SARAH LANE                      8.500          1,737.74
    54
                                       8.250          1,737.74
 425,000.00
    MORAGA           CA   94556          2            12/26/95
    00
    570143                               05           03/01/96
     0
    570143                               O            02/01/26
    0


    1475786          387/387             F          328,000.00
    ZZ
    MARK                RICHARD  M       360        327,601.18
     1
    384 MONTSERRAT DRIVE               8.500          2,522.04
    79
                                       8.250          2,522.04
 419,000.00
    REDWOOD CITY     CA   94065          2            12/20/95
    00
    569293                               03           02/01/96
     0
    569293                               O            01/01/26
    0


    1475787          387/387             F          272,000.00
    ZZ
    BLEIER              RALPH    K       360        271,605.01
     1
    694 ST GEORGE ROAD                 7.625          1,925.20
    80
                                       7.375          1,925.20
 340,000.00
    DANVILLE         CA   94526          1            12/08/95
    00
    569004                               03           02/01/96
     0
    569004                               O            01/01/26
    0


    1475788          387/387             F          443,500.00
    ZZ
    DIESMAN             MICHAEL          360        442,902.85
     1
    1750 3RD STREET                    8.000          3,254.25
    75
                                       7.750          3,254.25
 595,000.00
    MANHATTAN BEACH  CA   90266          2            12/14/95
    00
    561423                               05           02/01/96
     0
    561423                               O            01/01/26
    0


    1475792          317/728             F          345,000.00
    ZZ
    LANG                MICHAEL          360        344,785.56
     1
    2663 NORTH GREENVIEW               8.375          2,622.25
    75
                                       8.125          2,622.25
 460,000.00
    CHICAGO          IL   60614          5            01/12/96
    00
    0380346537                           09           03/01/96
     0
    220909                               O            02/01/26
    0


    1475793          387/387             F           70,500.00
    ZZ
    HUDSON              TINA     S       360         70,405.08
     1
    131 JOHN STREET                    8.000            517.30
    39
                                       7.750            517.30
 182,000.00
    SANTA CRUZ       CA   95060          2            11/29/95
    00
    564435                               05           02/01/96
     0
1


    564435                               O            01/01/26
    0


    1475794          B49/728             F          400,000.00
    ZZ
    KAL                 DANIEL   L       360        400,000.00
     1
    4255 SOUTH BELLAIRE CIRCLE         7.625          2,831.18
    80
                                       7.375          2,831.18
 500,000.00
    ENGLEWOOD        CO   80110          1            02/20/96
    00
    0380344896                           03           04/01/96
     0
    1475794                              O            03/01/26
    0


    1475795          387/387             F          408,000.00
    ZZ
    JEFFERSON III       ANTWINE          360        406,244.27
     1
    7134 WATERFORD COURT               8.125          3,029.39
    80
                                       7.875          3,029.39
 515,000.00
    NIWOT            CO   80503          2            12/20/95
    00
    564419                               03           02/01/96
     0
    564419                               O            01/01/26
    0


    1475796          387/387             F          500,000.00
    ZZ
    LEMPERT             DAVID    E       360        499,407.48
     1
    13921 DAMON LANE                   8.625          3,888.95
    50
                                       8.375          3,888.95
1,000,000.00
    SARATOGA         CA   95070          2            12/08/95
    00
    563841                               05           02/01/96
     0
    563841                               O            01/01/26
    0


    1475799          387/387             F          273,700.00
    ZZ
    LYNCH               JOHN     M       360        273,349.74
     1
    7436 GOOSE MEADOWS WAY             8.250          2,056.22
    80
                                       8.000          2,056.22
 342,278.00
    ROSEVILLE        CA   95747          1            12/06/95
    00
    0557553                              03           02/01/96
     0
    0557553                              O            01/01/26
    0


    1475804          387/387             F          396,000.00
    ZZ
    MARTINSON           JAMES    L       360        395,158.82
     1
    29950 FOREST COVE LANE             7.500          2,768.89
    80
                                       7.250          2,768.89
 495,000.00
    AGOURA HILLS     CA   91301          2            12/05/95
    00
    566620                               03           02/01/96
     0
    566620                               O            01/01/26
    0


1


    1475809          387/387             F          262,500.00
    ZZ
    OLSON               STEVEN   R       360        262,128.27
     1
    362 GRAVILLA STREET                7.750          1,880.58
    75
                                       7.500          1,880.58
 350,000.00
    SAN DIEGO        CA   92037          1            12/07/95
    00
    566463                               05           02/01/96
     0
    566463                               O            01/01/26
    0


    1475811          387/387             F          400,000.00
    ZZ
    SCHOLBERG           PAUL     C       360        399,488.11
     1
    14 GINNEY COURT                    8.250          3,005.07
    80
                                       8.000          3,005.07
 500,000.00
    DANVILLE         CA   94526          2            12/08/95
    00
    541599                               05           02/01/96
     0
    541599                               O            01/01/26
    0


    1475812          387/387             F          120,350.00
    ZZ
    MAI                 HOA      V       360        120,183.81
     1
    8130 SANTA ARMINTA AVENUE          7.875            872.62
    75
                                       7.625            872.62
 160,500.00
    SAN DIEGO        CA   92126          1            12/08/95
    00
    565960                               05           02/01/96
     0
    565960                               O            01/01/26
    0


    1475813          387/387             F          238,500.00
    ZZ
    NELSON               RANDY   S       360        238,339.97
     1
    9753 LASAINE AVENUE                8.000          1,750.03
    90
                                       7.750          1,750.03
 265,000.00
    NORTHRIDGE       CA   91325          1            01/05/96
    14
    575647                               05           03/01/96
    25
    575647                               O            02/01/26
    0


    1475816          387/387             F          555,000.00
    ZZ
    HEIMBERG            RICHARD  G       360        554,289.76
     1
    830 SAN YSIDRO LANE                8.250          4,169.53
    70
                                       8.000          4,169.53
 800,000.00
    SANTA BARBARA    CA   93108          2            12/18/95
    00
    571893                               05           02/01/96
     0
    571893                               O            01/01/26
    0


    1475819          387/387             F          230,500.00
    ZZ
    SANTESTEBAN         THOMAS   A       360        230,004.34
     1
    15825 NORTH HANA MAUI DRIVE        8.250          1,731.67
    80
                                       8.000          1,731.67
 290,000.00
1


    PHOENIX          AZ   85022          2            12/18/95
    00
    5572636                              05           02/01/96
     0
    5572636                              O            01/01/26
    0


    1475821          387/387             F          218,400.00
    ZZ
    FOSTER              JAMES    W       360        216,755.52
     1
    145 ENTRADA MESA                   8.375          1,660.00
    80
                                       8.125          1,660.00
 273,000.00
    DANVILLE         CA   94526          2            12/22/95
    00
    572776                               05           02/01/96
     0
    572776                               O            01/01/26
    0


    1475824          387/387             F          231,000.00
    ZZ
    PERKINS             BONNIE           360        230,496.76
     1
    4425 IRVINE AVENUE                 8.125          1,715.17
    70
                                       7.875          1,715.17
 330,000.00
    STUDIO CITY      CA   91602          1            12/22/95
    00
    572792                               05           02/01/96
     0
    572792                               O            01/01/26
    0


    1475826          387/387             F          260,100.00
    ZZ
    DANIELSON           MICHAEL          360        259,921.00
     1
    4151 BECK AVENUE                   7.875          1,885.91
    90
                                       7.625          1,885.91
 289,000.00
    STUDIO CITY      CA   91604          1            01/10/96
    04
    575043                               05           03/01/96
    25
    575043                               O            02/01/26
    0


    1475827          387/387             F          335,200.00
    ZZ
    WING                KENNETH  E       360        334,713.26
     1
    2196 TWISTED OAK LANE              7.625          2,372.52
    80
                                       7.375          2,372.52
 419,000.00
    ALPINE           CA   91901          1            12/28/95
    00
    575118                               05           02/01/96
     0
    575118                               O            01/01/26
    0


    1475828          470/728             F          267,000.00
    ZZ
    YATES               MARGARET M       360        266,820.84
     1
    269 SCENIC ROAD                    8.000          1,959.16
    70
                                       7.750          1,959.16
 385,000.00
    FAIRFAX          CA   94930          2            01/12/96
    00
    0380347089                           05           03/01/96
     0
    25076262                             O            02/01/26
    0
1




    1475862          447/447             F          337,800.00
    ZZ
    TREINEN             MICHAEL  R       360        337,561.58
     1
    28770 COUNTY ROAD L.8              7.750          2,420.05
    79
                                       7.500          2,420.05
 428,000.00
    CORTEZ           CO   81321          2            01/19/96
    00
    2007705                              05           03/01/96
     0
    2007705                              O            02/01/26
    0


    1475864          447/447             F          344,000.00
    ZZ
    O'MAHONEY           THOMAS   R       360        342,969.18
     1
    10405 SOUTHPORT GLEN               7.500          2,405.30
    80
                                       7.250          2,405.30
 430,000.00
    BAKERSFIELD      CA   93311          1            10/19/95
    00
    2030812                              03           12/01/95
     0
    2030812                              O            11/01/25
    0


    1475867          447/447             F          265,000.00
    ZZ
    LEATHERMAN          LOUIS    L       360        264,489.55
     1
    118 SIERRA VISTA AVENUE            8.250          1,990.86
    90
                                       8.000          1,990.86
 295,000.00
    TAOS             NM   87571          1            11/06/95
    04
    2045568                              05           01/01/96
    25
    2045568                              O            12/01/25
    0


    1475870          447/447             F          258,750.00
    ZZ
    WARD                PAT              360        258,401.60
     1
    1991 PARTRIDGE DRIVE               8.000          1,898.62
    90
                                       7.750          1,898.62
 287,500.00
    SAN LUIS OBISPO  CA   93401          1            12/01/95
    21
    2052291                              05           02/01/96
    25
    2052291                              O            01/01/26
    0


    1475875          447/447             F          288,000.00
    ZZ
    BRIMER              LARRY    B       360        286,366.84
     1
    46 POWDER HILL ROAD                8.625          2,240.04
    80
                                       8.375          2,240.04
 361,179.00
    BEDFORD          NH   03110          1            08/31/95
    00
    3101294                              05           10/01/95
     0
    3101294                              O            09/01/25
    0


    1475876          447/447             F          349,500.00
    ZZ
    BROOKS              LEO      C       360        347,683.23
     1
1


    2001 MAIN ROAD                     8.500          2,687.36
    90
                                       8.250          2,687.36
 388,500.00
    WESTPORT POINT   MA   02790          1            07/06/95
    21
    3157160                              05           08/01/95
    25
    3157160                              O            07/01/25
    0


    1475877          447/447             F          250,000.00
    ZZ
    STREETER            LARRY    M       360        248,467.13
     1
    6 AUTUMN LANE                      7.750          1,791.04
    90
                                       7.500          1,791.04
 278,000.00
    NATICK           MA   01760          1            06/29/95
    04
    3162326                              05           08/01/95
    17
    3162326                              O            07/01/25
    0


    1475878          447/447             F          235,000.00
    ZZ
    DANZL               JOHN     W       360        234,691.52
     1
    4753 SOUTH LAKE SARAH DRIVE        8.125          1,744.87
    90
                                       7.875          1,744.87
 261,480.00
    INDEPENDENCE     MN   55359          1            12/15/95
    14
    3166235                              05           02/01/96
    25
    3166235                              O            01/01/26
    0


    1475881          447/447             F          240,000.00
    ZZ
    ROLAND              JAMES    P       360        239,017.58
     1
    3394 RAE LANE                      8.000          1,761.03
    80
                                       7.750          1,761.03
 300,000.00
    WOODBURY         MN   55125          1            08/15/95
    00
    3200795                              03           10/01/95
     0
    3200795                              O            09/01/25
    0


    1475897          447/447             F          247,500.00
    ZZ
    FOREMAN             BRUCE    E       360        246,173.70
     1
    4178 SOUTH BEUS DRIVE              8.125          1,837.68
    75
                                       7.875          1,837.68
 330,000.00
    OGDEN            UT   84403          2            06/19/95
    00
    3258640                              05           08/01/95
     0
    3258640                              O            07/01/25
    0


    1475898          447/447             F          221,250.00
    ZZ
    ELLIOTT             PATRICK  M       360        220,587.42
     1
    5675 ROSARIO AVENUE                8.625          1,720.86
    75
                                       8.375          1,720.86
 295,000.00
    ATASCADERO       CA   93422          5            09/29/95
    00
    3264396                              05           11/01/95
     0
1


    3264396                              O            10/01/25
    0


    1475900          447/447             F          220,500.00
    ZZ
    KEELAN              KEVIN    P       360        219,641.76
     1
    9704 FINCH COURT                   8.250          1,656.54
    75
                                       8.000          1,656.54
 294,000.00
    ELLICOTT CITY    MD   21042          2            08/30/95
    00
    3271831                              05           10/01/95
     0
    3271831                              O            09/01/25
    0


    1475913          447/447             F          320,000.00
    ZZ
    WONG                EDWARD   L       360        319,175.34
     1
    1 MARIGOLD LANE                    8.250          2,404.05
    80
                                       8.000          2,404.05
 400,000.00
    SAN CARLOS       CA   94070          1            10/16/95
    00
    3320734                              07           12/01/95
     0
    3320734                              O            11/01/25
    0


    1475917          447/447             F          300,000.00
    ZZ
    SANDOVAL            ALFREDO  A       360        299,246.28
     1
    45510 OSAGE COURT                  8.375          2,280.22
    86
                                       8.125          2,280.22
 350,000.00
    INDIAN WELLS     CA   92210          1            10/24/95
    14
    3328373                              03           12/01/95
    25
    3328373                              O            11/01/25
    0


    1475921          447/447             F          220,000.00
    ZZ
    SMITH               RICHARD  D       360        219,603.13
     1
    5777 FELICIA AVENUE                8.000          1,614.28
    71
                                       7.750          1,614.28
 314,000.00
    LIVERMORE        CA   94550          2            12/05/95
    00
    3332562                              05           02/01/96
     0
    3332562                              O            01/01/26
    0


    1475934          447/447             F          377,800.00
    ZZ
    FICHERA             CHRISTOPH        360        377,126.02
     1
    10339 ST. ANDREW ROAD              8.625          2,938.49
    90
                                       8.375          2,938.49
 419,827.00
    BOYNTON BEACH    FL   33436          4            11/22/95
    04
    3344799                              03           01/01/96
    25
    3344799                              O            12/01/25
    0


1


    1475944          447/447             F          800,000.00
    ZZ
    RABINOWITZ          JANIS    L       360        799,027.28
     1
    10 HIDDEN OAK ROAD                 8.500          6,151.31
    73
                                       8.250          6,151.31
1,100,000.00
    ARMONK           NY   10504          4            12/20/95
    00
    3357938                              05           02/01/96
     0
    3357938                              O            01/01/26
    0


    1475947          447/447             F          350,000.00
    ZZ
    AHN                 DOUGLAS          360        349,504.36
     1
    10572 RAVEN RUN                    7.750          2,507.44
    68
                                       7.500          2,507.44
 515,000.00
    LITTLETON        CO   80125          2            12/18/95
    00
    3361045                              03           02/01/96
     0
    3361045                              O            01/01/26
    0


    1475948          447/447             F          315,000.00
    ZZ
    RAQUIZA             LOLITA   P       360        314,596.89
     1
    4162 MURIETTA AVENUE               8.250          2,366.49
    67
                                       8.000          2,366.49
 475,000.00
    SHERMAN OAKS AR  CA   91423          2            11/27/95
    00
    3361607                              05           02/01/96
     0
    3361607                              O            01/01/26
    0


    1475951          447/447             F          212,500.00
    ZZ
    TAYLOR              TIMOTHY  B       360        212,320.21
     1
    384 BENEVENTE DRIVE                7.500          1,485.84
    85
                                       7.250          1,485.84
 250,000.00
    OCEANSIDE        CA   92057          1            01/04/96
    11
    3362445                              03           03/01/96
    25
    3362445                              O            02/01/26
    0


    1475956          447/447             F          294,400.00
    ZZ
    MONTANA             JOSEPH   P       360        293,993.47
     1
    6626 VISTA DEL MAR                 7.875          2,134.60
    80
                                       7.625          2,134.60
 368,000.00
    PLAYA DEL REY A  CA   90293          1            12/07/95
    00
    3364842                              05           02/01/96
     0
    3364842                              O            01/01/26
    0


    1475964          447/447             F          335,000.00
    ZZ
    PATTERSON           RUSSELL  W       360        334,321.16
     1
    4457 SOUTH ZUNIS AVENUE            8.000          2,458.11
    61
                                       7.750          2,458.11
 550,000.00
1


    TULSA            OK   74105          2            11/27/95
    00
    3368539                              05           01/01/96
     0
    3368539                              O            12/01/25
    0


    1475969          447/447             F          371,000.00
    ZZ
    SANDERS             KEN              360        370,548.90
     1
    130 VICTORIA DRIVE                 8.500          2,852.67
    70
                                       8.250          2,852.67
 530,000.00
    FAYETTEVILLE     GA   30214          2            12/06/95
    00
    3369257                              05           02/01/96
     0
    3369257                              O            01/01/26
    0


    1475971          447/447             F          231,640.82
    ZZ
    GERLACH             RICHARD  A       337        231,320.05
     1
    615 MOUNT OLIVET COURT             8.750          1,848.85
    86
                                       8.500          1,848.85
 280,000.00
    CLAYTON          CA   94517          1            11/07/95
    04
    3369726                              03           02/01/96
    17
    3369726                              O            02/01/24
    0


    1475974          447/447             F          310,400.00
    ZZ
    HOU                 VICTOR   W       360        309,971.36
     1
    7015 NORTH JULIE LANE              7.875          2,250.62
    80
                                       7.625          2,250.62
 388,000.00
    SAN GABRIEL      CA   91775          1            12/01/95
    00
    3370651                              05           02/01/96
     0
    3370651                              O            01/01/26
    0


    1475985          447/447             F          236,000.00
    ZZ
    MALONE              PATRICK  D       360        235,705.60
     1
    257 EDGEHILL DRIVE                 8.375          1,793.77
    80
                                       8.125          1,793.77
 295,000.00
    SAN CARLOS       CA   94070          2            12/08/95
    00
    3379506                              05           02/01/96
     0
    3379506                              O            01/01/26
    0


    1475987          447/447             F          327,000.00
    ZZ
    PACEK               JAMES    L       360        326,774.96
     1
    15860 BENT TREE ROAD               7.875          2,370.98
    69
                                       7.625          2,370.98
 477,000.00
    POWAY            CA   92064          1            01/03/96
    00
    3380610                              05           03/01/96
     0
    3380610                              O            02/01/26
    0
1




    1475988          447/447             F          247,500.00
    ZZ
    SONKSEN             MICHAEL  R       360        247,333.93
     1
    9851 NORTH CASCADE DRIVE           8.000          1,816.07
    86
                                       7.750          1,816.07
 290,000.00
    FRESNO           CA   93720          2            01/02/96
    01
    3384334                              05           03/01/96
    25
    3384334                              O            02/01/26
    0


    1475991          447/447             F          295,950.00
    ZZ
    KNOLL               ROLLO    M       360        295,530.89
     1
    223 LAURELGLEN COURT               7.750          2,120.22
    80
                                       7.500          2,120.22
 369,950.00
    DANVILLE         CA   94506          1            12/15/95
    00
    3384491                              03           02/01/96
     0
    3384491                              O            01/01/26
    0


    1475992          447/447             F          285,600.00
    ZZ
    MYERS               THOMAS   W       360        285,092.60
     1
    2910 FERNSIDE BOULEVARD            7.750          2,046.07
    80
                                       7.500          2,046.07
 357,000.00
    ALAMEDA          CA   94501          5            12/07/95
    00
    3384496                              05           02/01/96
     0
    3384496                              O            01/01/26
    0


    1475994          447/447             F          360,000.00
    ZZ
    CAREY               PAUL     G       360        359,463.99
     1
    1201 JEROME WAY                    7.500          2,517.17
    80
                                       7.250          2,517.17
 450,000.00
    NAPA             CA   94558          2            12/21/95
    00
    3384900                              05           02/01/96
     0
    3384900                              O            01/01/26
    0


    1475999          447/447             F          226,400.00
    ZZ
    SUMMERER            LARRY    W       360        226,095.17
     1
    18154 EAST POWERS PLACE            8.000          1,661.24
    95
                                       7.750          1,661.24
 238,388.00
    AURORA           CO   80015          1            12/27/95
    10
    3386961                              03           02/01/96
    30
    3386961                              O            01/01/26
    0


    1476001          447/447             F          220,500.00
    ZZ
    CARANDANG           EDILBERTOA       360        220,217.83
     1
1


    4867 ROUND TOP DRIVE               8.250          1,656.54
    90
                                       8.000          1,656.54
 245,000.00
    LOS ANGELES      CA   90065          2            12/05/95
    14
    3387001                              05           02/01/96
    25
    3387001                              O            01/01/26
    0


    1476002          447/447             F          320,000.00
    ZZ
    WOODWARD            MICHAEL  C       360        319,569.13
     1
    2751 NW CHAMPION CIRCLE            8.000          2,348.05
    75
                                       7.750          2,348.05
 430,000.00
    BEND             OR   97701          5            12/20/95
    00
    3387280                              03           02/01/96
     0
    3387280                              O            01/01/26
    0


    1476006          447/447             F          260,550.00
    ZZ
    SALIBA              JOSEFINO         360        260,383.85
     1
    1068 CAMINO ESPUELAS               8.250          1,957.43
    90
                                       8.000          1,957.43
 289,500.00
    CHULA VISTA      CA   91910          1            01/02/96
    14
    3388116                              05           03/01/96
    25
    3388116                              O            02/01/26
    0


    1476008          447/447             F          650,000.00
    ZZ
    BROWN               BRENT    L       360        649,079.51
     1
    13524 NORTH OAKRIDGE               7.750          4,656.68
    74
                                       7.500          4,656.68
 880,000.00
    ALPINE           UT   84004          2            12/28/95
    00
    3388375                              05           02/01/96
     0
    3388375                              O            01/01/26
    0


    1476011          447/447             F          264,000.00
    ZZ
    FOWLER              JAMES    R       360        263,822.86
     1
    373 FRANCONIA STREET               8.000          1,937.14
    95
                                       7.750          1,937.14
 277,900.00
    SAN FRANCISCO    CA   94110          1            01/09/96
    14
    3392716                              05           03/01/96
    30
    3392716                              O            02/01/26
    0


    1476014          447/447             F          286,900.00
    ZZ
    MOORE               JOHN     S       360        286,712.33
     1
    18 GLENRIDGE DRIVE                 8.125          2,130.22
    95
                                       7.875          2,130.22
 305,000.00
    BEDFORD          MA   01730          1            01/16/96
    14
    3394846                              05           03/01/96
    30
1


    3394846                              O            02/01/26
    0


    1476018          447/447             F          350,000.00
    ZZ
    SHAVELL             MORTON           360        349,771.05
     1
    4100 N.E. 30TH AVENUE              8.125          2,598.74
    88
                                       7.875          2,598.74
 400,000.00
    LIGHTHOUSE POIN  FL   33064          1            01/09/96
    14
    3396316                              05           03/01/96
    25
    3396316                              O            02/01/26
    0


    1476019          447/447             F          270,000.00
    ZZ
    SIKORA              ROBERT   M       360        269,597.99
     1
    4103 CADWALLADER AVENUE            7.500          1,887.88
    46
                                       7.250          1,887.88
 590,000.00
    SAN JOSE         CA   95121          1            12/21/95
    00
    3396981                              05           02/01/96
     0
    3396981                              O            01/01/26
    0


    1476020          447/447             F          228,000.00
    ZZ
    BENSE               BOOKER           360        227,834.98
     1
    501 BELOIT AVENUE                  7.625          1,613.77
    95
                                       7.375          1,613.77
 240,000.00
    KENSINGTON       CA   94708          1            01/08/96
    04
    3397466                              05           03/01/96
    30
    3397466                              O            02/01/26
    0


    1476022          447/447             F          283,000.00
    ZZ
    NGUYEN              THAO             360        282,637.85
     1
    810 TASSASARA DRIVE                8.250          2,126.08
    80
                                       8.000          2,126.08
 354,000.00
    MILPITAS         CA   95035          2            12/21/95
    00
    3398434                              05           02/01/96
     0
    3398434                              O            01/01/26
    0


    1476026          447/447             F           57,200.00
    ZZ
    JESSUP              JOHN     S       360         57,157.55
     1
    405 RICHLAND ROAD                  7.500            399.95
    49
                                       7.250            399.95
 117,200.00
    SAN MARCOS       CA   92069          1            01/02/96
    00
    7037230                              05           03/01/96
     0
    7037230                              O            02/01/26
    0


1


    1476030          447/447             F          207,000.00
    ZZ
    JACOBSON            MARTIN   S       360        206,874.60
     1
    597 SANTA YSABEL AVENUE            8.500          1,591.65
    75
                                       8.250          1,591.65
 279,500.00
    LOS OSOS         CA   93402          2            01/02/96
    00
    7157474                              05           03/01/96
     0
    7157474                              O            02/01/26
    0


    1476031          447/447             F          320,000.00
    ZZ
    DAVIS               DANIEL   W       360        319,779.78
     1
    1126 MC INTOSH CREEK DRIVE         7.875          2,320.22
    80
                                       7.625          2,320.22
 405,000.00
    SAN JOSE         CA   95120          5            01/04/96
    00
    7157526                              05           03/01/96
     0
    7157526                              O            02/01/26
    0


    1476034          447/447             F          146,400.00
    ZZ
    BOYETTE             RICKEY   M       360        146,306.65
     1
    27 WEST ELCLIFF AVENUE             8.250          1,099.85
    80
                                       8.000          1,099.85
 183,000.00
    SPOKANE          WA   99218          5            12/29/95
    00
    7160824                              05           03/01/96
     0
    7160824                              O            02/01/26
    0


    1476035          447/447             F          300,000.00
    ZZ
    HSU                 CHIEN    W       360        299,265.28
     1
    6865 TURF DRIVE                    8.500          2,306.74
    51
                                       8.250          2,306.74
 595,000.00
    HUNTINGTON BEAC  CA   92648          1            10/12/95
    00
    7173924                              03           12/01/95
     0
    7173924                              O            11/01/25
    0


    1476036          447/447             F          254,930.00
    ZZ
    SITWALA             PINAKIN  P       360        254,754.56
     1
    2212 RIM ROAD                      7.875          1,848.42
    75
                                       7.625          1,848.42
 339,909.00
    DUARTE           CA   91010          1            01/02/96
    00
    7174551                              05           03/01/96
     0
    7174551                              O            02/01/26
    0


    1476038          447/447             F          283,000.00
    ZZ
    SASAKI              ARTHUR   A       360        282,609.20
     1
    214 AVENUE A                       7.875          2,051.95
    54
                                       7.625          2,051.95
 525,000.00
1


    REDONDO BEACH    CA   90277          2            12/22/95
    00
    7174743                              05           02/01/96
     0
    7174743                              O            01/01/26
    0


    1476039          447/447             F          395,000.00
    ZZ
    MAMER               EDMOND   B       360        394,728.17
     1
    1740 DANA PLACE                    7.875          2,864.02
    79
                                       7.625          2,864.02
 500,000.00
    FULLERTON        CA   92631          2            01/04/96
    00
    7174753                              05           03/01/96
     0
    7174753                              O            02/01/26
    0


    1476040          447/447             F          305,000.00
    ZZ
    LIM                 JOANNE   J       360        304,795.35
     1
    520 NORTH MCCADDEN PLACE           8.000          2,237.98
    80
                                       7.750          2,237.98
 385,000.00
    LOS ANGELES      CA   90004          5            01/04/96
    00
    7174862                              05           03/01/96
     0
    7174862                              O            02/01/26
    0


    1476042          447/447             F          209,000.00
    ZZ
    GRALNIK             RONALD           360        208,856.16
     1
    12419 SUNNYGLEN DRIVE              7.875          1,515.40
    95
                                       7.625          1,515.40
 220,000.00
    MOORPARK         CA   93021          2            01/08/96
    01
    7193895                              03           03/01/96
    30
    7193895                              O            02/01/26
    0


    1476103          232/232             F          331,950.00
    ZZ
    LEITNER             CYNTHIA  M       360        331,721.55
     1
    1301 CHERRYVILLE RD                7.875          2,406.87
    63
                                       7.625          2,406.87
 533,000.00
    LITTLETON        CO   80121          2            01/05/96
    00
    1533657                              05           03/01/96
     0
    1533657                              O            02/01/26
    0


    1476110          181/181             F          315,500.00
    ZZ
    BLACK               CARL     O       360        313,774.53
     1
    4112  BRIGADE TRAIL                8.625          2,453.93
    80
                                       8.375          2,453.93
 394,400.00
    KENNESAW         GA   30144          1            05/23/95
    00
    4565151                              03           07/01/95
     0
    4565151                              O            06/01/25
    0
1




    1476112          181/181             F          272,250.00
    ZZ
    HILL                RICHARD  M       360        269,080.46
     1
    4422 SANDESTIN BOULEVARD SOUTH     8.000          1,997.67
    71
                                       7.750          1,997.67
 385,000.00
    DESTIN           FL   32541          1            07/25/95
    00
    4566530                              06           09/01/95
     0
    4566530                              O            08/01/25
    0


    1476116          181/181             F          255,200.00
    ZZ
    ATWOOD JR           FREDERIC L       360        253,977.10
     1
    5309  WORTHINGTON DRIVE            8.000          1,872.57
    80
                                       7.750          1,872.57
 319,000.00
    BETHESDA         MD   20816          1            07/20/95
    00
    4568877                              05           09/01/95
     0
    4568877                              O            08/01/25
    0


    1476129          181/181             F          245,000.00
    ZZ
    BRACE               DARYL    R       360        243,701.05
     1
    5595  BANNERGATE DRIVE             7.625          1,734.10
    76
                                       7.375          1,734.10
 323,000.00
    ALPHARETTA       GA   30202          5            07/13/95
    00
    4569555                              05           09/01/95
     0
    4569555                              O            08/01/25
    0


    1476131          181/181             F          252,500.00
    ZZ
    SMALLWOOD           RONALD   E       360        251,180.48
     1
    3039  OLD MYSTIC TRAIL             8.250          1,896.95
    78
                                       8.000          1,896.95
 325,000.00
    ACWORTH          GA   30102          2            06/16/95
    00
    4569580                              05           08/01/95
     0
    4569580                              O            07/01/25
    0


    1476133          181/181             F          220,000.00
    ZZ
    GARIBALDI JR        JAMES    J       360        218,760.55
     1
    4665 SOUTH 4TH STREET              7.875          1,595.16
    80
                                       7.625          1,595.16
 275,000.00
    ARLINGTON        VA   22204          5            06/26/95
    00
    4569661                              05           08/01/95
     0
    4569661                              O            07/01/25
    0


    1476137          181/181             F          276,000.00
    ZZ
    HOGAN               MARK     J       360        274,557.64
     1
1


    6626  PLESENTON DRIVE W            8.250          2,073.50
    80
                                       8.000          2,073.50
 345,000.00
    WORTHINGTON      OH   43085          1            06/16/95
    00
    4570006                              05           08/01/95
     0
    4570006                              O            07/01/25
    0


    1476151          181/181             F          298,400.00
    ZZ
    ZOBEL               MICHAEL  G       360        296,917.46
     1
    1366 NO DEARBORN #9C               8.500          2,294.44
    80
                                       8.250          2,294.44
 373,000.00
    CHICAGO          IL   60610          1            06/26/95
    00
    4582675                              06           08/01/95
     0
    4582675                              O            07/01/25
    0


    1476155          181/181             F          223,650.00
    ZZ
    VISHER              JAMES    R       360        222,510.30
     1
    909  SUMTER COURT                  8.375          1,699.91
    90
                                       8.125          1,699.91
 248,500.00
    NAPERVILLE       IL   60540          1            06/28/95
    10
    4584996                              03           08/01/95
    25
    4584996                              O            07/01/25
    0


    1476158          181/181             F          298,000.00
    ZZ
    NUSSBAUM            STEVEN   B       360        296,642.11
     1
    1065  OLD ELM LANE                 8.250          2,238.77
    80
                                       8.000          2,238.77
 372,500.00
    GLENCOE          IL   60022          1            08/01/95
    00
    4595122                              05           09/01/95
     0
    4595122                              O            08/01/25
    0


    1476162          181/181             F          230,000.00
    ZZ
    GOULD SR            DAVID    W       360        228,736.20
     1
    5  RIVERVIEW ROAD                  8.000          1,687.66
    65
                                       7.750          1,687.66
 357,500.00
    SEVERNA PARK     MD   21146          1            06/30/95
    00
    4595696                              05           08/01/95
     0
    4595696                              O            07/01/25
    0


    1476169          181/181             F          506,200.00
    ZZ
    HANRAHAN            KEVIN    R       240        499,968.56
     1
    316 WEST NINTH STREET              7.875          4,194.77
    75
                                       7.625          4,194.77
 675,000.00
    HINSDALE         IL   60521          1            07/14/95
    00
    4596153                              05           09/01/95
     0
1


    4596153                              O            08/01/15
    0


    1476178          181/181             F          216,000.00
    ZZ
    MEEKS               GREGG    C       360        214,789.22
     1
    208  RIDGEFIELD ROAD               8.125          1,603.80
    90
                                       7.875          1,603.80
 240,000.00
    MEMPHIS          TN   38111          2            07/21/95
    14
    4598865                              05           09/01/95
    25
    4598865                              O            08/01/25
    0


    1476188          181/181             F          216,000.00
    ZZ
    GORDON              BARRY    S       360        213,990.31
     1
    3035  WALNUT CREEK DRIVE           7.875          1,566.15
    90
                                       7.625          1,566.15
 240,000.00
    ALPHARETTA       GA   30202          1            07/25/95
    01
    4620763                              03           09/01/95
    25
    4620763                              O            08/01/25
    0


    1476197          181/181             F          100,000.00
    ZZ
    QUARLES             JOHN             360         99,715.54
     1
    3379 E EVANS MILL COURT            8.875            795.64
    80
                                       8.625            795.64
 125,000.00
    LITHONIA         GA   30038          5            09/12/95
    00
    4622952                              05           11/01/95
     0
    4622952                              O            10/01/25
    0


    1476199          181/181             F          272,000.00
    ZZ
    HERREL JR           JAMES    J       360        271,027.66
     1
    3340 BRICKEY LANE                  7.750          1,948.64
    72
                                       7.500          1,948.64
 382,000.00
    MARIETTA         GA   30068          1            09/25/95
    00
    4623711                              03           11/01/95
     0
    4623711                              O            10/01/25
    0


    1476200          181/181             F          280,000.00
    ZZ
    WINSLOW             KIM      B       360        279,094.89
     1
    11835 MOUNTAIN PARK RD             8.250          2,103.55
    79
                                       8.000          2,103.55
 357,000.00
    ROSWELL          GA   30075          1            09/29/95
    00
    4623843                              05           11/01/95
     0
    4623843                              O            10/01/25
    0


1


    1476207          181/181             F          262,000.00
    ZZ
    SCHULZ              JAMES    R       360        261,307.44
     1
    3171 FARMINGTON DRIVE              8.125          1,945.35
    84
                                       7.875          1,945.35
 315,000.00
    ATLANTA          GA   30339          1            10/16/95
    01
    4626648                              05           12/01/95
    12
    4626648                              O            11/01/25
    0


    1476212          181/181             F          250,000.00
    ZZ
    SIMON               CHARLES  S       360        249,565.35
     1
    540 STANDISH DRIVE                 8.750          1,966.75
    57
                                       8.500          1,966.75
 443,000.00
    DEERFIELD        IL   60015          5            11/17/95
    00
    4630599                              05           01/01/96
     0
    4630599                              O            12/01/25
    0


    1476216          181/181             F          484,000.00
    ZZ
    ANDRE               RAYMOND  G       360        482,435.48
     1
    21 ROYAL VALE DRIVE                8.250          3,636.13
    80
                                       8.000          3,636.13
 605,000.00
    OAK BROOK        IL   60521          1            09/13/95
    00
    4671082                              05           11/01/95
     0
    4671082                              O            10/01/25
    0


    1476217          181/181             F          332,000.00
    ZZ
    GOLDMAN             PHILIP   L       360        330,980.04
     1
    1243 LINDEN AVENUE                 8.500          2,552.79
    80
                                       8.250          2,552.79
 415,000.00
    HIGHLAND PARK    IL   60035          5            09/20/94
    00
    4671422                              05           11/01/95
     0
    4671422                              O            10/01/25
    0


    1476219          181/181             F          423,500.00
    ZZ
    HRUBY               RANDY            360        422,663.26
     1
    136 SOUTH VINE                     8.125          3,144.48
    74
                                       7.875          3,144.48
 575,000.00
    HINSDALE         IL   60521          2            11/22/95
    00
    4674782                              05           01/01/96
     0
    4674782                              O            12/01/25
    0


    1476221          181/181             F          213,000.00
    ZZ
    BLATT               JEROLD           360        212,727.42
     1
    75-72 185TH STREET                 8.250          1,600.20
    78
                                       8.000          1,600.20
 275,000.00
1


    FRESH MEADOWS    NY   11365          2            11/30/95
    00
    4676815                              05           02/01/96
     0
    4676815                              O            01/01/26
    0


    1476222          181/181             F           96,000.00
    ZZ
    TRUNZO JR           ANTHONY  R       360         95,819.73
     1
    812 SOUTH PINE STREET              8.375            729.67
    80
                                       8.125            729.67
 120,000.00
    NEW LENOX        IL   60451          5            11/07/95
    00
    4677641                              05           01/01/96
     0
    4677641                              O            12/01/25
    0


    1476223          181/181             F          311,000.00
    ZZ
    RING                MAX              360        310,416.04
     1
    833 HORATIO                        8.375          2,363.82
    76
                                       8.125          2,363.82
 410,000.00
    BUFFALO GROVE    IL   60089          5            11/15/95
    00
    4678541                              05           01/01/96
     0
    4678541                              O            12/01/25
    0


    1476229          181/181             F          114,400.00
    ZZ
    GONZALEZ            HENRY    L       360        113,758.27
     1
    13902  HUBBARD STREET              8.500            879.64
    80
                                       8.250            879.64
 143,000.00
    SYLMAR AREA      CA   91342          5            05/24/95
    00
    4890469                              05           07/01/95
     0
    4890469                              O            06/01/25
    0


    1476235          181/181             F          670,000.00
    ZZ
    BADEN               SCOTT    A       360        666,789.42
     1
    25506  GAYLORD COURT               8.000          4,916.23
    69
                                       7.750          4,916.23
 975,000.00
    CALABASAS        CA   91302          2            07/06/95
    00
    4893352                              03           09/01/95
     0
    4893352                              O            08/01/25
    0


    1476242          181/181             F          283,000.00
    ZZ
    MILLER              DONALD   H       360        281,557.90
     1
    5380  VIA ASTURIAS                 8.375          2,151.01
    79
                                       8.125          2,151.01
 360,000.00
    YORBA LINDA      CA   92687          2            06/16/95
    00
    4894316                              05           08/01/95
     0
    4894316                              O            07/01/25
    0
1




    1476243          181/181             F          243,750.00
    ZZ
    GROS                ROY      J       360        242,507.91
     1
    9816 VASQUEZ CIRCLE                8.375          1,852.68
    75
                                       8.125          1,852.68
 325,000.00
    LOOMIS           CA   95650          5            06/21/95
    00
    4894448                              05           08/01/95
     0
    4894448                              O            07/01/25
    0


    1476245          181/181             F          500,000.00
    ZZ
    STEINER             THOMAS   A       360        496,771.24
     1
    2509  ROSCOMARE ROAD               8.625          3,888.95
    75
                                       8.375          3,888.95
 670,000.00
    LOS ANGELES      CA   90077          1            07/17/95
    00
    4895061                              05           09/01/95
     0
    4895061                              O            08/01/25
    0


    1476254          181/181             F          234,400.00
    ZZ
    MARYOUNG            JAMES            360        233,642.31
     1
    7927 DUNBARTON AVENUE              8.250          1,760.97
    80
                                       8.000          1,760.97
 293,000.00
    LOS ANGELES      CA   90045          1            08/31/95
    00
    4899016                              05           11/01/95
     0
    4899016                              O            10/01/25
    0


    1476256          181/181             F          324,000.00
    ZZ
    PERSICO             CONNELL  F       360        322,841.73
     1
    921 WEST AVENUE 37                 7.750          2,321.18
    80
                                       7.500          2,321.18
 405,000.00
    LOS ANGELES      CA   90065          2            09/08/95
    00
    4900031                              05           11/01/95
     0
    4900031                              O            10/01/25
    0


    1476257          181/181             F          300,000.00
    ZZ
    FELDMAN             MARK     A       360        299,054.55
     1
    1037  ACANTO PLACE                 8.375          2,280.22
    67
                                       8.125          2,280.22
 450,000.00
    LOS ANGELES      CA   90049          1            08/31/95
    00
    4900707                              05           11/01/95
     0
    4900707                              O            10/01/25
    0


    1476259          181/181             F          276,000.00
    ZZ
    MEQUET              BRIAN    P       360        275,029.67
     1
1


    2645 DEODAR CIRCLE                 8.750          2,171.30
    80
                                       8.500          2,171.30
 345,000.00
    PASADENA         CA   91107          1            08/17/95
    00
    4901223                              05           10/01/95
     0
    4901223                              O            09/01/25
    0


    1476261          181/181             F          312,000.00
    ZZ
    FLYNN               ELAINE   S       360        310,912.21
     1
    11984 DARLINGTON AVENUE            7.875          2,262.22
    80
                                       7.625          2,262.22
 390,000.00
    LOS ANGELES      CA   90049          1            09/06/95
    00
    4901592                              05           11/01/95
     0
    4901592                              O            10/01/25
    0


    1476263          181/181             F          246,600.00
    ZZ
    MANANSALA           LINO     G       360        243,950.32
     1
    27806 VIA AMISTOSA                 8.500          1,896.15
    77
                                       8.250          1,896.15
 322,000.00
    AGOURA HILLS     CA   91301          2            08/24/95
    00
    4901801                              05           10/01/95
     0
    4901801                              O            09/01/25
    0


    1476264          181/181             F          120,000.00
    ZZ
    BOESPFLUG           MICHAEL  R       360        119,631.32
     1
    318 SEVENTH STREET                 8.500            922.70
    80
                                       8.250            922.70
 150,000.00
    MEAD             CO   80542          5            08/31/95
    00
    4901878                              05           11/01/95
     0
    4901878                              O            10/01/25
    0


    1476265          181/181             F          256,000.00
    ZZ
    GORDON              ALLAN    E       360        255,193.21
     1
    10324 ST ANDREWS DRIVE             8.375          1,945.79
    80
                                       8.125          1,945.79
 320,000.00
    OAKDALE          CA   95361          5            08/31/95
    00
    4902106                              05           11/01/95
     0
    4902106                              O            10/01/25
    0


    1476268          181/181             F          274,500.00
    ZZ
    AGOPIAN             HAROUT           360        273,677.91
     1
    10115 WHITE OAK AVENUE             8.625          2,135.04
    71
                                       8.375          2,135.04
 390,000.00
    NORTHRIDGE       CA   91325          2            09/06/95
    00
    4902785                              05           11/01/95
     0
1


    4902785                              O            10/01/25
    0


    1476269          181/181             F          242,550.00
    ZZ
    PRICE               DAVID    L       360        239,351.28
     1
    1749 LE FLORE DRIVE                8.000          1,779.75
    70
                                       7.750          1,779.75
 350,000.00
    LA HABRA HEIGHT  CA   90631          2            09/25/95
    00
    4902939                              05           11/01/95
     0
    4902939                              O            10/01/25
    0


    1476271          181/181             F          136,800.00
    ZZ
    DUGAY               FELIX            360        136,379.69
     1
    1447 PRINCESS MANOR COURT          8.500          1,051.88
    80
                                       8.250          1,051.88
 171,000.00
    CHULA VISTA      CA   91911          5            09/12/95
    00
    4902998                              05           11/01/95
     0
    4902998                              O            10/01/25
    0


    1476272          181/181             F          616,000.00
    ZZ
    BAILEY              MICHAEL  H       360        614,008.76
     1
    8 MASONGATE DRIVE                  8.250          4,627.81
    71
                                       8.000          4,627.81
 870,000.00
    ROLLING HILLS E  CA   90274          2            09/19/95
    00
    4903048                              05           11/01/95
     0
    4903048                              O            10/01/25
    0


    1476276          181/181             F          280,000.00
    ZZ
    KIRKPATRICK         STEVEN   D       360        279,278.40
     1
    951 SUNSET DRIVE                   8.250          2,103.55
    70
                                       8.000          2,103.55
 400,000.00
    SAN CARLOS       CA   94070          5            10/02/95
    00
    4903595                              05           12/01/95
     0
    4903595                              O            11/01/25
    0


    1476280          181/181             F          258,000.00
    ZZ
    FISCHER             GEORGE   J       360        222,686.45
     1
    2351 ORCHID HILL PLACE             8.500          1,983.80
    80
                                       8.250          1,983.80
 322,500.00
    SANTA ANA        CA   92707          5            10/12/95
    00
    4904770                              05           12/01/95
     0
    4904770                              O            11/01/25
    0


1


    1476282          181/181             F          390,000.00
    ZZ
    ABERNATHY           GREGORY  R       360        389,069.00
     1
    203 WELLINGTON ROAD                8.625          3,033.38
    49
                                       8.375          3,033.38
 800,000.00
    BRECKENRIDGE     CO   80424          5            10/04/95
    00
    4905296                              05           12/01/95
     0
    4905296                              O            11/01/25
    0


    1476283          181/181             F          343,200.00
    ZZ
    NEWTON              STEVEN   W       360        342,337.74
     1
    35402 PASEO VIENTO                 8.375          2,608.57
    80
                                       8.125          2,608.57
 429,000.00
    DANA POINT       CA   92624          1            10/19/95
    00
    4905717                              05           12/01/95
     0
    4905717                              O            11/01/25
    0


    1476285          181/181             F           76,800.00
    ZZ
    LEOW                HENRY    B       360         76,711.30
     1
    8420 BUTTERNUT DRIVE               8.750            604.19
    80
                                       8.500            604.19
  96,000.00
    CITRUS HEIGHTS   CA   95621          5            12/01/95
    00
    4907329                              05           02/01/96
     0
    4907329                              O            01/01/26
    0


    1476286          181/181             F          452,000.00
    ZZ
    KIKUCHI             MIKE             360        450,112.51
     1
    5917 CLINT PLACE                   8.500          3,475.49
    80
                                       8.250          3,475.49
 565,000.00
    RANCHO PALOS VE  CA   90274          2            11/02/95
    00
    4907345                              05           01/01/96
     0
    4907345                              O            12/01/25
    0


    1476288          181/181             F          184,000.00
    ZZ
    MARTIN              FRANCES  L       360        183,636.48
     1
    2151 EAST HIGHWAY 7                8.125          1,366.19
    80
                                       7.875          1,366.19
 230,000.00
    BRIGHTON         CO   80601          5            11/10/95
    00
    4908198                              05           01/01/96
     0
    4908198                              O            12/01/25
    0


    1476293          181/181             F          296,000.00
    ZZ
    WANG                JIA      R       360        295,591.24
     1
    2329 CECELIA AVENUE                7.875          2,146.21
    80
                                       7.625          2,146.21
 370,000.00
1


    SAN FRANCISCO    CA   94116          1            11/30/95
    00
    4913710                              05           02/01/96
     0
    4913710                              O            01/01/26
    0


    1476295          181/181             F          324,000.00
    ZZ
    GEARY               JOHN     P       360        323,798.61
     1
    11380 LAKE RIM ROAD                8.375          2,462.64
    80
                                       8.125          2,462.64
 410,000.00
    SAN DIEGO        CA   92131          2            01/08/96
    00
    4915861                              05           03/01/96
     0
    4915861                              O            02/01/26
    0


    1476298          181/181             F          101,600.00
    ZZ
    VAUGHAN             JOHN     W       360        101,479.59
     1
    2601 3RD STREET NE                 8.625            790.24
    80
                                       8.375            790.24
 127,000.00
    WASHINGTON       DC   20002          5            12/19/95
    00
    4941322                              05           02/01/96
     0
    4941322                              O            01/01/26
    0


    1476301          181/181             F          292,500.00
    ZZ
    BRACHFELD           JOSEPH           360        292,322.80
     2
    1045 55TH STREET                   8.500          2,249.07
    90
                                       8.250          2,249.07
 325,000.00
    BROOKLYN         NY   11219          1            01/03/96
    12
    4952782                              05           03/01/96
    25
    4952782                              O            02/01/26
    0


    1476315          232/232             F          251,400.00
    ZZ
    LINKINS             GAIL             355        251,057.52
     1
    107 SOUTH DRIVE                    8.125          1,872.85
    80
                                       7.875          1,872.85
 314,277.00
    FAIRHOPE         AL   36532          1            01/12/96
    00
    881011                               05           02/01/96
     0
    881011                               O            08/01/25
    0


    1476336          961/728             F          286,750.00
    ZZ
    MANCINELLI          CHRISTIANR       360        286,552.66
     1
    12103 ALDERGROVE STREET            7.875          2,079.14
    79
                                       7.625          2,079.14
 365,000.00
    MOORPARK         CA   93021          2            01/12/96
    00
    0380346040                           03           03/01/96
     0
    09108518                             O            02/01/26
    0
1




    1476342          450/728             F          435,000.00
    ZZ
    LAM                 JOSEPH           360        434,708.12
     1
    18691 CARRIAGE HILL DRIVE          8.000          3,191.88
    80
                                       7.750          3,191.88
 550,000.00
    SAN JOSE         CA   95120          2            01/09/96
    00
    0380353335                           05           03/01/96
     0
    3963816                              O            02/01/26
    0


    1476422          698/698             F          385,000.00
    ZZ
    LAYMAN              MICHAEL          360        384,760.70
     1
    31350 LOBO CANYON ROAD             8.375          2,926.28
    70
                                       8.125          2,926.28
 550,000.00
    AGOURA AREA      CA   91301          2            01/17/96
    00
    11501909                             05           03/01/96
     0
    11501909                             O            02/01/26
    0


    1476428          028/728             F          124,500.00
    ZZ
    SHANNON             LEON     H       360        124,414.32
     1
    2512 PEBBLE DRIVE                  7.875            902.71
    72
                                       7.625            902.71
 175,000.00
    GRANBURY         TX   76048          2            01/26/96
    00
    0380346180                           03           03/01/96
     0
    0121630                              O            02/01/26
    0


    1476431          698/728             F          156,000.00
    ZZ
    BLANCHET            ALBERTO          360        155,905.49
     1
    866 SOUTH MARJAN STREET            8.500          1,199.51
    80
                                       8.250          1,199.51
 195,000.00
    ANAHEIM          CA   92806          2            01/16/96
    00
    0380360959                           05           03/01/96
     0
    15301955                             O            02/01/26
    0


    1476434          317/728             F          455,000.00
    ZZ
    SLADE               JEANNE   L       360        454,717.19
     1
    1742 FAIRVIEW AVENUE               8.375          3,458.33
    65
                                       8.125          3,458.33
 705,000.00
    MCLEAN           VA   22101          2            01/26/96
    00
    0380346586                           05           03/01/96
     0
    232505                               O            02/01/26
    0


    1476451          028/728             F          277,500.00
    ZZ
    MARCH               PAUL     I       360        277,327.52
     1
1


    7850 ORION LANE                    8.375          2,109.20
    71
                                       8.125          2,109.20
 395,000.00
    CUPERTINO        CA   95014          2            01/22/96
    00
    0380346149                           05           03/01/96
     0
    121803                               O            02/01/26
    0


    1476453          965/728             F          470,000.00
    ZZ
    PAULLETTE           ROBERT   R       360        470,000.00
     1
    5873 EAST PLACITA ALTA REPOSA      7.625          3,326.63
    75
                                       7.375          3,326.63
 630,000.00
    TUCSON           AZ   85750          2            02/06/96
    00
    0380346123                           03           04/01/96
     0
    138529                               O            03/01/26
    0


    1476455          744/728             F          247,000.00
    ZZ
    BRADLEY             WILLIAM  P       360        247,000.00
     1
    1535 MOZART STREET                 8.250          1,855.63
    77
                                       8.000          1,855.63
 322,000.00
    ALAMEDA          CA   94501          2            02/01/96
    00
    0380346453                           05           04/01/96
     0
    76402                                O            03/01/26
    0


    1476462          664/728             F          195,000.00
    ZZ
    YBARRA              CLEM     M       360        194,881.86
     1
    12515 ARISTO PLACE                 8.500          1,499.39
    71
                                       8.250          1,499.39
 275,000.00
    GRANADA HILLS A  CA   91344          2            01/29/96
    00
    0380346081                           05           03/01/96
     0
    2064459                              O            02/01/26
    0


    1476464          936/728             F          400,000.00
    ZZ
    LARKIN              WAYNE            360        399,724.72
     1
    9205 GOLDEN EAGLE DRIVE            7.875          2,900.28
    58
                                       7.625          2,900.28
 700,000.00
    LAS VEGAS        NV   89134          1            01/23/96
    00
    0380346115                           03           03/01/96
     0
    6007082                              O            02/01/26
    0


    1476474          559/728             F          252,000.00
    ZZ
    BAKER               MARK     B       360        252,000.00
     1
    1769 KIMBERLY DRIVE                8.000          1,849.09
    77
                                       7.750          1,849.09
 330,000.00
    SUNNYVALE        CA   94087          2            01/29/96
    00
    0380346388                           05           04/01/96
     0
1


    0431767                              O            03/01/26
    0


    1476484          E22/728             F           90,000.00
    ZZ
    CAMINITI            SALVATORE        360         89,936.48
     1
    25081 ORO VALLEY ROAD              7.750            644.77
    51
                                       7.500            644.77
 177,000.00
    AUBURN           CA   95602          5            01/30/96
    00
    0410048540                           03           03/01/96
     0
    0410048540                           O            02/01/26
    0


    1476573          076/076             F          271,000.00
    T
    O'CONNOR III        FRANK    C       360        270,835.82
     1
    56 BAY AVENUE                      8.500          2,083.76
    75
                                       8.250          2,083.76
 365,000.00
    MARSHFIELD       MA   02041          5            01/11/96
    00
    4598772                              05           03/01/96
     0
    4598772                              O            02/01/26
    0


    1476582          B73/728             F          230,000.00
    ZZ
    RYDER               THOMAS   R       360        229,837.67
     1
    25990 WILSON ROAD                  7.750          1,647.75
    80
                                       7.500          1,647.75
 290,000.00
    ANTIOCH          IL   60002          2            01/29/96
    00
    0380350158                           05           03/01/96
     0
    7692395                              O            02/01/26
    0


    1476583          B73/728             F          269,900.00
    ZZ
    TATE JR             ARTHUR   W       360        269,718.90
     1
    28 HILLCREST DRIVE                 8.000          1,980.43
    90
                                       7.750          1,980.43
 299,900.00
    HARVARD          MA   01451          1            01/12/96
    14
    0380348178                           05           03/01/96
    25
    7691900                              O            02/01/26
    0


    1476598          403/403             F          250,988.76
    ZZ
    DENNY               JANET    E       330        250,781.96
     1
    106 DODGINGTOWN ROAD               8.090          1,898.88
    77
                                       7.840          1,898.88
 330,000.00
    BETHEL           CT   06807          2            12/04/95
    00
    1899756                              05           03/01/96
     0
    1899756                              O            08/01/23
    0


1


    1476616          766/728             F           71,000.00
    ZZ
    ZALDIVAR            JOHN     J       360         71,000.00
     1
    11383 SW 74 STREET                 7.875            514.80
    63
                                       7.625            514.80
 113,000.00
    MIAMI            FL   33173          1            02/08/96
    00
    0380348541                           03           04/01/96
     0
    9611005                              O            03/01/26
    0


    1476654          822/728             F          153,180.00
    ZZ
    NATTER              GLENN    A       360        153,066.32
     1
    1574 TURK ROAD                     7.500          1,071.06
    60
                                       7.250          1,071.06
 255,300.00
    WARRINGTON       PA   18976          1            01/18/96
    00
    0380350513                           05           03/01/96
     0
    1306003938                           O            02/01/26
    0


    1476667          163/163             F          235,000.00
    ZZ
    MOSER               LAWRENCE K       360        234,853.93
     1
    4427 GLENWICK LANE                 8.375          1,786.17
    49
                                       8.125          1,786.17
 480,000.00
    UNIVERSITY PARK  TX   75205          2            01/26/96
    00
    55358860                             05           03/01/96
     0
    55358860                             O            02/01/26
    0


    1476683          822/728             F          410,000.00
    ZZ
    KARRAS              CHRISTOPHG       360        409,717.84
     1
    7800 NAVAJO STREET                 7.875          2,972.79
    75
                                       7.625          2,972.79
 550,000.00
    PHILADELPHIA     PA   19118          2            01/19/96
    00
    0380346958                           05           03/01/96
     0
    1306003954                           O            02/01/26
    0


    1476688          822/728             F          208,000.00
    ZZ
    NITTOLO             MICHAEL  L       360        207,198.80
     1
    1906 ROBIN HOOD DRIVE              7.375          1,436.61
    60
                                       7.125          1,436.61
 350,000.00
    WALL TOWNSHIP    NJ   07719          2            08/29/95
    00
    0380348293                           05           11/01/95
     0
    0176185734                           O            10/01/25
    0


    1476689          698/728             F          138,400.00
    ZZ
    LOADER              DANNY    J       360        138,307.14
     1
    2015 LAKEWOOD DRIVE                8.000          1,015.53
    80
                                       7.750          1,015.53
 173,000.00
1


    SAN JOSE         CA   95132          2            01/18/96
    00
    0380355793                           05           03/01/96
     0
    7403075                              O            02/01/26
    0


    1476694          765/728             F          332,000.00
    ZZ
    PEARCE              JEFFREY  S       360        332,000.00
     1
    5717 CREST DE VILLE                8.375          2,523.44
    80
                                       8.125          2,523.44
 415,000.00
    ORANGE           CA   92667          2            02/05/96
    00
    0380348046                           03           04/01/96
     0
    312421                               O            03/01/26
    0


    1476695          664/728             F          227,250.00
    ZZ
    DANNA               KENNETH  M       360        227,250.00
     1
    14609 SE MEGAN WAY                 7.625          1,608.47
    90
                                       7.375          1,608.47
 252,500.00
    CLACKAMAS        OR   97015          1            02/06/96
    10
    0380358813                           05           04/01/96
    25
    2167351                              O            03/01/26
    0


    1476699          764/728             F          247,500.00
    ZZ
    IZUSHIMA            AKIRA            360        247,329.67
     1
    18287 SANTA JOANANA CIRCLE         7.875          1,794.55
    75
                                       7.625          1,794.55
 330,000.00
    FOUNTAIN VALLEY  CA   92708          1            01/29/96
    00
    0380346164                           03           03/01/96
     0
    890104                               O            02/01/26
    0


    1476704          470/728             F          555,000.00
    ZZ
    ANGEL               FELIPE           360        554,646.10
     1
    25752 DILLON ROAD                  8.250          4,169.53
    59
                                       8.000          4,169.53
 950,000.00
    LAGUNA HILLS     CA   92653          2            01/30/96
    00
    0380346230                           03           03/01/96
     0
    24147020                             O            02/01/26
    0


    1476711          624/728             F          221,000.00
    ZZ
    VOGAN               MARIE    T       360        221,000.00
     1
    94-341 KAHOLO STREET               7.875          1,602.40
    70
                                       7.625          1,602.40
 320,000.00
    MILILANI         HI   96789          2            02/07/96
    00
    0380350869                           03           04/01/96
     0
    70014029883                          O            03/01/26
    0
1




    1476713          559/728             F          243,000.00
    ZZ
    HOLLAND             PETER            360        243,000.00
     1
    140 VISTA MAR COURT                7.625          1,719.94
    90
                                       7.375          1,719.94
 270,000.00
    APTOS            CA   95003          1            02/01/96
    14
    0380346503                           05           04/01/96
    25
    0451765                              O            03/01/26
    0


    1476719          559/728             F          225,000.00
    ZZ
    HALNAN              STEPHANIE        360        225,000.00
     1
    4261 GREENVALE ROAD                7.750          1,611.93
    90
                                       7.500          1,611.93
 250,000.00
    FAIR OAKS        CA   95628          1            02/05/96
    10
    0380346495                           05           04/01/96
    20
    0454413                              O            03/01/26
    0


    1476728          736/728             F          241,000.00
    ZZ
    LENABURG            RAYMOND  T       360        241,000.00
     1
    4 STONEHAVEN COURT                 7.625          1,705.78
    65
                                       7.375          1,705.78
 375,000.00
    NOVATO           CA   94947          2            02/05/96
    00
    0380348970                           05           04/01/96
     0
    460783                               O            03/01/26
    0


    1476729          685/728             F          268,000.00
    ZZ
    VALCHEV             STAN             360        268,000.00
     1
    318 SOUTH SYCAMORE AVENUE          7.500          1,873.89
    80
                                       7.250          1,873.89
 335,000.00
    LOS ANGELES      CA   90036          1            02/09/96
    00
    0380351909                           05           04/01/96
     0
    103363                               O            03/01/26
    0


    1476739          A06/728             F          336,000.00
    ZZ
    DADOU               MAHER    H       360        336,000.00
     1
    2400 INDIANWOOD                    7.875          2,436.24
    80
                                       7.625          2,436.24
 420,000.00
    ORION TOWNSHIP   MI   48362          1            02/08/96
    00
    0380351859                           05           04/01/96
     0
    9601192                              O            03/01/26
    0


    1476742          772/772             F          235,000.00
    ZZ
    SOLAK               MARK     J       360        234,838.27
     1
1


    4116 NELSON COURT                  7.875          1,703.92
    68
                                       7.625          1,703.92
 350,000.00
    WOODRIDGE        IL   60517          1            01/09/96
    00
    5950594                              03           03/01/96
     0
    5950594                              O            02/01/26
    0


    1476746          354/354             F          245,160.00
    ZZ
    SWANSON             WALTER   L       360        244,367.51
     1
    #6 ORCHARD PLACE                   8.250          1,841.81
    91
                                       8.000          1,841.81
 270,000.00
    HARRISONVILLE    MO   64701          1            10/05/95
    04
    1457704                              03           11/01/95
    25
    1457704                              O            10/01/25
    0


    1476747          354/354             F          438,700.00
    ZZ
    KORMONDY            CHERIE   A       360        437,510.72
     1
    3142 EAST 88TH ST SOUTH            8.000          3,219.03
    75
                                       7.750          3,219.03
 585,000.00
    TULSA            OK   74137          2            10/17/95
    00
    1479286                              03           12/01/95
     0
    1479286                              O            11/01/25
    0


    1476748          354/354             F          433,650.00
    ZZ
    MELTON              ROBERT   N       360        432,678.44
     1
    15312  PAREV TERRACE               7.500          3,032.15
    80
                                       7.250          3,032.15
 542,080.00
    DARNESTOWN       MD   20874          1            11/17/95
    00
    1562479                              03           01/01/96
     0
    1562479                              O            12/01/25
    0


    1476749          354/354             F          358,300.00
    ZZ
    ECHOLS, SR          RANDALL  E       360        357,766.51
     1
    601  JAMES RIDGE ROAD              7.500          2,505.29
    90
                                       7.250          2,505.29
 398,120.00
    BOWIE            MD   20721          1            12/21/95
    14
    1633213                              03           02/01/96
    25
    1633213                              O            01/01/26
    0


    1476753          354/354             F          272,000.00
    ZZ
    KEYES               JAMES    A       360        271,281.01
     1
    610  FOREST VIEW WAY               8.125          2,019.60
    80
                                       7.875          2,019.60
 340,000.00
    MONUMENT         CO   80132          4            10/26/95
    00
    3010790                              05           12/01/95
     0
1


    3010790                              O            11/01/25
    0


    1476754          354/354             F          242,700.00
    ZZ
    BROWN               JERRY    G       360        242,156.27
     1
    1  CAVALCADE   LANE                7.500          1,696.99
    80
                                       7.250          1,696.99
 303,435.00
    STAFFORD         VA   22554          1            12/05/95
    00
    3022837                              03           01/01/96
     0
    3022837                              O            12/01/25
    0


    1476757          354/354             F          240,000.00
    ZZ
    STEELE              BILLIE   A       360        239,332.80
     1
    520 SOUTH HENRY STREET             7.875          1,740.17
    75
                                       7.625          1,740.17
 320,000.00
    WILLIAMSBURG     VA   23185          1            10/31/95
    00
    4196796                              01           12/01/95
     0
    4196796                              O            11/01/25
    0


    1476767          354/354             F          422,834.00
    ZZ
    BISHOF              MARK     C       360        421,886.68
     1
    800  SHERLIN LANE                  7.500          2,956.52
    80
                                       7.250          2,956.52
 528,543.00
    GREAT FALLS      VA   22066          1            11/29/95
    00
    5059720                              03           01/01/96
     0
    5059720                              O            12/01/25
    0


    1476771          354/354             F          297,900.00
    ZZ
    MINER               THOMAS           360        296,835.02
     1
    92  VALEVIEW RD                    7.750          2,134.20
    90
                                       7.500          2,134.20
 331,000.00
    WILTON           CT   06897          1            09/29/95
    11
    5129671                              05           11/01/95
    25
    5129671                              O            10/01/25
    0


    1476774          354/354             F          215,800.00
    ZZ
    BURUD               MARK     R       360        215,478.68
     1
    500 ASHBY DRIVE                    7.500          1,508.91
    95
                                       7.250          1,508.91
 227,160.00
    DAVIDSON         NC   28222          1            12/20/95
    11
    5230412                              03           02/01/96
    30
    5230412                              O            01/01/26
    0


1


    1476783          354/354             F          292,000.00
    ZZ
    GAUL                JOHN     F       360        290,646.22
     1
    5907  CRANSTON ROAD                7.375          2,016.77
    80
                                       7.125          2,016.77
 365,000.00
    BETHESDA         MD   20816          1            08/29/95
    00
    5313382                              05           10/01/95
     0
    5313382                              O            09/01/25
    0


    1476786          354/354             F          456,200.00
    ZZ
    WILLIAMS            ERIC     M       360        455,570.02
     1
    5001 JOHNSON ROAD                  7.875          3,307.77
    77
                                       7.625          3,307.77
 600,000.00
    LINCOLN          NE   68516          2            12/19/95
    00
    5351853                              05           02/01/96
     0
    5351853                              O            01/01/26
    0


    1476794          354/354             F          274,250.00
    ZZ
    MAHER               CHRISTOPHP       360        273,694.26
     1
    526  OSPREY DRIVE                  8.000          2,012.35
    80
                                       7.750          2,012.35
 342,869.00
    REDWOOD CITY     CA   94065          1            11/17/95
    00
    5414016                              03           01/01/96
     0
    5414016                              O            12/01/25
    0


    1476795          354/354             F          240,000.00
    ZZ
    ROSSI               ENRICO   L       360        239,315.85
     1
    813  BANTAM WAY                    7.750          1,719.39
    64
                                       7.500          1,719.39
 375,000.00
    PETALUMA         CA   94952          1            10/05/95
    00
    5415799                              05           12/01/95
     0
    5415799                              O            11/01/25
    0


    1476797          354/354             F          216,110.00
    ZZ
    WEAVER              DAVID    P       360        215,953.58
     1
    1164  ISABELLE DRIVE               7.625          1,529.62
    88
                                       7.375          1,529.62
 246,110.00
    OWINGS           MD   20736          1            01/04/96
    10
    6216634                              05           03/01/96
    25
    6216634                              O            02/01/26
    0


    1476799          354/354             F          234,000.00
    ZZ
    CZERNYSZ-CZERNIACHOWMICHAEL  L       360        233,329.36
     1
    20072  VINTAGE LANE                7.875          1,696.66
    90
                                       7.625          1,696.66
 260,000.00
1


    HUNTINGTON BEAC  CA   92646          1            10/19/95
    11
    6221642                              02           12/01/95
    25
    6221642                              O            11/01/25
    0


    1476804          354/354             F          350,000.00
    ZZ
    BERNHARD            DAVID    E       360        347,483.32
     1
    2553  ARLOTTA PLACE                7.875          2,537.74
    60
                                       7.625          2,537.74
 583,490.00
    PLEASANTON       CA   94588          1            10/05/95
    00
    6324933                              03           12/01/95
     0
    6324933                              O            11/01/25
    0


    1476805          354/354             F          285,350.00
    ZZ
    DUNN                CARL     A       360        284,814.19
     1
    13002  BENT OAK DRIVE              8.375          2,168.87
    80
                                       8.125          2,168.87
 356,749.00
    WOODWAY          TX   76712          1            11/07/95
    00
    6328033                              05           01/01/96
     0
    6328033                              O            12/01/25
    0


    1476807          354/354             F          255,950.00
    ZZ
    GALKOWSKI, JR       JOE      G       360        255,290.11
     1
    4186  MILTON WAY                   8.250          1,922.87
    80
                                       8.000          1,922.87
 319,949.00
    LIVERMORE        CA   94550          1            10/17/95
    00
    6380943                              05           12/01/95
     0
    6380943                              O            11/01/25
    0


    1476811          354/354             F          356,100.00
    ZZ
    MEYER               GREGORY  K       360        355,556.42
     1
    43  VICENZA COURT                  7.375          2,459.49
    80
                                       7.125          2,459.49
 445,240.00
    DANVILLE         CA   94526          1            12/14/95
    00
    7138605                              03           02/01/96
     0
    7138605                              O            01/01/26
    0


    1476812          354/354             F          229,000.00
    ZZ
    MOLLOY              KEVIN            360        228,424.66
     1
    1215  GOLD DUST TRAIL              8.375          1,740.57
    80
                                       8.125          1,740.57
 286,250.00
    SOUTH LAKE TAHO  CA   96150          1            10/13/95
    00
    7197965                              05           12/01/95
     0
    7197965                              O            11/01/25
    0
1




    1476815          354/354             F          360,000.00
    ZZ
    KIM                 GABE             360        348,459.27
     1
    4432  BIJAN COURT                  8.125          2,672.99
    80
                                       7.875          2,672.99
 450,000.00
    FAIR OAKS        CA   95628          2            10/12/95
    00
    7206923                              05           12/01/95
     0
    7206923                              O            11/01/25
    0


    1476816          354/354             F          253,650.00
    ZZ
    LANGE               KEVIN    M       360        253,095.73
     1
    11045  SOLARIDGE DRIVE             7.625          1,795.32
    95
                                       7.375          1,795.32
 267,000.00
    RESTON           VA   22091          1            11/29/95
    10
    7213572                              03           01/01/96
    30
    7213572                              O            12/01/25
    0


    1476818          354/354             F          273,000.00
    ZZ
    DUNDORE             MARK     C       360        272,432.66
     1
    97 EAST LOS PADRES DRIVE           7.875          1,979.44
    75
                                       7.625          1,979.44
 368,000.00
    THOUSAND OAKS    CA   91361          1            11/08/95
    00
    7807597                              05           01/01/96
     0
    7807597                              O            12/01/25
    0


    1476820          354/354             F          244,185.00
    ZZ
    QUIGGLE             GREGORY  L       360        243,637.92
     1
    7100  MORNING LIGHT TR             7.500          1,707.38
    80
                                       7.250          1,707.38
 305,232.00
    COLUMBIA         MD   21044          1            11/22/95
    00
    8303349                              05           01/01/96
     0
    8303349                              O            12/01/25
    0


    1476822          354/354             F          450,000.00
    ZZ
    STURM               GLENN    W       360        449,674.30
     1
    3365 HABERSHAM ROAD N.W.           7.625          3,185.08
    60
                                       7.375          3,185.08
 760,000.00
    ATLANTA          GA   30305          5            01/12/96
    00
    8304206                              05           03/01/96
     0
    8304206                              O            02/01/26
    0


    1476824          354/354             F          227,700.00
    ZZ
    DUFFEY              THOMAS   O       360        227,226.78
     1
1


    128 WEST BELVEDERE ROAD            7.875          1,650.99
    90
                                       7.625          1,650.99
 253,000.00
    NORFOLK          VA   23505          2            11/21/95
    14
    8329278                              05           01/01/96
    25
    8329278                              O            12/01/25
    0


    1476825          354/354             F          238,800.00
    ZZ
    MIRAMONTES          JOSE     M       360        238,102.05
     1
    128  SAXONY COURT                  7.625          1,690.21
    90
                                       7.375          1,690.21
 265,357.00
    VALLEJO          CA   94591          1            10/17/95
    04
    8334534                              05           12/01/95
    25
    8334534                              O            11/01/25
    0


    1476826          354/354             F          232,500.00
    ZZ
    BOOHER              DAVID    E       360        231,915.87
     1
    912  VALENCIA AVENUE               8.375          1,767.17
    85
                                       8.125          1,767.17
 275,000.00
    DAVIS            CA   95616          2            10/25/95
    12
    8334567                              05           12/01/95
    12
    8334567                              O            11/01/25
    0


    1476832          354/354             F          217,800.00
    ZZ
    SAMET               TOM              360        217,483.72
     1
    7108  RIDGE CREST DRIVE            7.625          1,541.58
    90
                                       7.375          1,541.58
 242,000.00
    FREDERICK        MD   21702          1            12/26/95
    12
    9458456                              05           02/01/96
    25
    9458456                              O            01/01/26
    0


    1476836          354/354             F          353,600.00
    ZZ
    CHIRNSIDE           WANDA    L       360        351,869.29
     1
    6 HARVEST GLEN COURT               8.250          2,656.48
    80
                                       8.000          2,656.48
 442,000.00
    HAWTHORN WOODS   IL   60047          1            10/09/95
    00
    20000378                             05           12/01/95
     0
    20000378                             O            11/01/25
    0


    1476837          354/354             F          368,000.00
    ZZ
    NAUMANN             WALTER           360        367,465.59
     1
    1027  ALAMEDA PADRE SERRA          7.625          2,604.69
    80
                                       7.375          2,604.69
 460,000.00
    SANTA BARBARA    CA   93103          2            12/11/95
    00
    20000766                             05           02/01/96
     0
1


    20000766                             O            01/01/26
    0


    1476845          354/354             F          253,649.00
    ZZ
    SIDNEY              PETER            360        253,147.85
     1
    2431  BRIDLE CREEK TRAIL           8.125          1,883.34
    80
                                       7.875          1,883.34
 317,059.00
    CHANHASSEN       MN   55317          1            11/22/95
    00
    20018701                             05           01/01/96
     0
    20018701                             O            12/01/25
    0


    1476847          354/354             F          248,900.00
    ZZ
    LOCKWOOD            ROBERT   J       360        248,564.85
     1
    5570  GOLD CREEK DRIVE             8.000          1,826.35
    80
                                       7.750          1,826.35
 311,232.00
    CASTRO VALLEY    CA   94552          1            12/01/95
    00
    20026084                             03           02/01/96
     0
    20026084                             O            01/01/26
    0


    1476848          354/354             F          247,200.00
    ZZ
    JAY                 CHRISTOPHS       360        245,413.75
     1
    6  CHRISTIAN HILL ROAD             7.750          1,770.97
    80
                                       7.500          1,770.97
 309,000.00
    AMHERST          NH   03031          1            10/24/95
    00
    20026605                             05           12/01/95
     0
    20026605                             O            11/01/25
    0


    1476854          354/354             F          346,500.00
    ZZ
    SPERA               CHARLES          360        345,461.70
     1
    20  HARING LANE                    7.500          2,422.78
    70
                                       7.250          2,422.78
 495,000.00
    MAHWAH           NJ   07430          1            10/26/95
    00
    20031597                             05           12/01/95
     0
    20031597                             O            11/01/25
    0


    1476858          354/354             F          278,500.00
    ZZ
    ROSE                LAURY    L       360        277,963.56
     1
    212 EAST BRITTANY COURT            8.250          2,092.28
    56
                                       8.000          2,092.28
 500,000.00
    ARLINGTON HEIGH  IL   60004          2            11/09/95
    00
    20033676                             05           01/01/96
     0
    20033676                             O            12/01/25
    0


1


    1476859          354/354             F          300,750.00
    ZZ
    CHAU                HOA      K       360        300,009.07
     1
    6255  RUNNING SPRINGS ROAD         7.750          2,154.61
    79
                                       7.500          2,154.61
 384,374.00
    SAN JOSE         CA   95135          1            11/10/95
    00
    20034351                             05           01/01/96
     0
    20034351                             O            12/01/25
    0


    1476864          354/354             F          268,000.00
    ZZ
    BAXTER              JOHN     C       360        266,761.67
     1
    3318  OAK TREE COURT               7.875          1,943.19
    80
                                       7.625          1,943.19
 335,000.00
    SUGARLAND        TX   77479          1            09/27/95
    00
    20037636                             05           11/01/95
     0
    20037636                             O            10/01/25
    0


    1476867          354/354             F          400,000.00
    ZZ
    GUPTA               SUNIL            360        399,229.52
     1
    35  HENRY ST                       8.250          3,005.07
    79
                                       8.000          3,005.07
 506,500.00
    TOWN OF GREENBU  NY   10583          1            11/15/95
    00
    20040713                             05           01/01/96
     0
    20040713                             O            12/01/25
    0


    1476868          354/354             F          270,000.00
    ZZ
    YANDLE              WILLIAM  M       360        269,424.62
     1
    6348  OLD CARVERSVILLE ROAD        7.750          1,934.31
    76
                                       7.500          1,934.31
 356,000.00
    SOLEBURY         PA   18963          1            11/13/95
    00
    20041315                             05           01/01/96
     0
    20041315                             O            12/01/25
    0


    1476870          354/354             F          300,000.00
    ZZ
    NEEDELS             STEVEN   S       360        299,327.87
     1
    6259  PLACID COURT                 7.500          2,097.65
    78
                                       7.250          2,097.65
 388,964.00
    SAN JOSE         CA   95135          1            11/11/95
    00
    20043196                             05           01/01/96
     0
    20043196                             O            12/01/25
    0


    1476873          354/354             F          240,500.00
    ZZ
    SMITH               DAVID    W       360        239,864.29
     1
    5308  ANGELES DRIVE                8.125          1,785.71
    76
                                       7.875          1,785.71
 320,000.00
1


    KNOXVILLE        TN   37918          2            10/25/95
    00
    20043501                             05           12/01/95
     0
    20043501                             O            11/01/25
    0


    1476875          354/354             F          274,720.00
    ZZ
    GRIFFING            BRANDON          360        273,993.84
     1
    1304  WALNUT CREEK COURT           8.125          2,039.79
    80
                                       7.875          2,039.79
 343,456.00
    MAHOMET          IL   61853          1            10/19/95
    00
    20047197                             05           12/01/95
     0
    20047197                             O            11/01/25
    0


    1476883          354/354             F          251,100.00
    ZZ
    SYTSMA              MARK     D       360        250,224.55
     1
    5690 SW PROSPERITY PARK ROAD       7.875          1,820.65
    90
                                       7.625          1,820.65
 279,000.00
    TUALATIN         OR   97062          1            09/20/95
    14
    20048682                             05           11/01/95
    25
    20048682                             O            10/01/25
    0


    1476884          354/354             F          256,500.00
    ZZ
    ROTHMAN             RON              360        255,605.74
     1
    22537  SUSANA AVENUE               7.875          1,859.80
    90
                                       7.625          1,859.80
 285,000.00
    TORRANCE         CA   90505          1            09/22/95
    11
    20049219                             05           11/01/95
    25
    20049219                             O            10/01/25
    0


    1476885          354/354             F          244,000.00
    ZZ
    LONEKER             KEITH    J       360        243,517.92
     1
    4700 CHERRY HILLS COURT            8.125          1,811.69
    80
                                       7.875          1,811.69
 306,693.00
    LAWRENCE         KS   66047          1            11/29/95
    00
    20049243                             05           01/01/96
     0
    20049243                             O            12/01/25
    0


    1476886          354/354             F          305,000.00
    ZZ
    CONWAY              MICHAEL  L       360        304,062.96
     1
    3301 MORNINGVIEW TERRACE           8.500          2,345.19
    68
                                       8.250          2,345.19
 450,000.00
    BLOOMFIELD HILL  MI   48301          5            10/02/95
    00
    20049813                             05           11/01/95
     0
    20049813                             O            10/01/25
    0
1




    1476887          354/354             F          230,000.00
    ZZ
    FERENCE             THOMAS   A       360        229,648.89
     1
    1610  FAIRFAX LANE                 7.375          1,588.56
    75
                                       7.125          1,588.56
 310,000.00
    OAKBROOK TERRAC  IL   60181          1            12/22/95
    00
    20049821                             01           02/01/96
     0
    20049821                             O            01/01/26
    0


    1476890          354/354             F          346,750.00
    ZZ
    NGUYEN              KHOA             360        346,011.06
     1
    6223 DOVE TAIL COURT               7.750          2,484.16
    90
                                       7.500          2,484.16
 385,331.00
    SAN JOSE         CA   95135          1            11/20/95
    04
    20050191                             05           01/01/96
    25
    20050191                             O            12/01/25
    0


    1476892          354/354             F          232,800.00
    ZZ
    CHENG               XUEHENG          360        232,200.05
     1
    1212  BRIAN CIRCLE                 8.250          1,748.95
    80
                                       8.000          1,748.95
 291,000.00
    LIBERTYVILLE     IL   60048          1            10/26/95
    00
    20050886                             05           12/01/95
     0
    20050886                             O            11/01/25
    0


    1476893          354/354             F          271,400.00
    ZZ
    SANDSTROM           ROGER    H       360        271,015.64
     1
    5619  GOLD CREEK DRIVE             7.750          1,944.35
    80
                                       7.500          1,944.35
 339,252.00
    CASTRO VALLEY    CA   94552          1            12/14/95
    00
    20052205                             03           02/01/96
     0
    20052205                             O            01/01/26
    0


    1476896          354/354             F          295,000.00
    ZZ
    HENRY               MICHAEL  F       360        294,116.03
     1
    14 LAUGHLIN LANE                   7.500          2,062.68
    80
                                       7.250          2,062.68
 369,900.00
    PHILADELPHIA     PA   19118          1            10/26/95
    00
    20054995                             05           12/01/95
     0
    20054995                             O            11/01/25
    0


    1476897          354/354             F          227,000.00
    ZZ
    WEST                WILLIAM  H       360        226,319.78
     1
1


    957  TOWNSHIP LINE ROAD            7.500          1,587.22
    86
                                       7.250          1,587.22
 266,000.00
    BLUE BELL        PA   19422          1            10/26/95
    01
    20055000                             05           12/01/95
    20
    20055000                             O            11/01/25
    0


    1476902          354/354             F          215,900.00
    ZZ
    DEGEN               RICHARD  G       360        215,329.28
     1
    13952  BERRINGTON COURT            8.125          1,603.06
    90
                                       7.875          1,603.06
 239,900.00
    SANTA ANA AREA   CA   92705          1            10/04/95
    04
    20056636                             03           12/01/95
    30
    20056636                             O            11/01/25
    0


    1476910          354/354             F          300,000.00
    ZZ
    MCCAULEY            REED     M       360        299,327.87
     1
    6205  DOVE TAIL COURT              7.500          2,097.65
    74
                                       7.250          2,097.65
 406,370.00
    SAN JOSE         CA   95135          1            11/20/95
    00
    20062030                             05           01/01/96
     0
    20062030                             O            12/01/25
    0


    1476912          354/354             F          216,700.00
    ZZ
    GIBBONS             RICHARD          360        216,141.52
     1
    5727  TWIN BROOKS DRIVE            8.250          1,628.00
    85
                                       8.000          1,628.00
 256,000.00
    DALLAS           TX   75252          2            10/02/95
    10
    20064309                             03           12/01/95
    12
    20064309                             O            11/01/25
    0


    1476914          354/354             F          237,900.00
    ZZ
    CANADY              STEVEN   R       360        237,187.13
     1
    7733  DENROCK AVENUE               7.500          1,663.43
    76
                                       7.250          1,663.43
 316,000.00
    LOS ANGELES      CA   90045          2            10/25/95
    00
    20064762                             05           12/01/95
     0
    20064762                             O            11/01/25
    0


    1476915          354/354             F          232,200.00
    ZZ
    OCHS                JAMES    G       360        231,521.32
     1
    16875 SOUTH 18TH WAY               7.625          1,643.50
    90
                                       7.375          1,643.50
 259,440.00
    PHOENIX          AZ   85048          1            10/24/95
    12
    20065231                             03           12/01/95
    25
1


    20065231                             O            11/01/25
    0


    1476920          354/354             F          249,750.00
    ZZ
    FREY                RICHARD  A       360        249,422.15
     1
    14045 EAST GRAND AVENUE            8.125          1,854.39
    90
                                       7.875          1,854.39
 277,525.00
    AURORA           CO   80015          1            12/29/95
    04
    20067971                             03           02/01/96
    25
    20067971                             O            01/01/26
    0


    1476927          354/354             F          263,200.00
    ZZ
    JOHNSON             KENT     R       360        262,486.49
     1
    710 15TH AVENUE EAST               8.000          1,931.27
    70
                                       7.750          1,931.27
 377,000.00
    SEATTLE          WA   98112          2            10/26/95
    00
    20073425                             05           12/01/95
     0
    20073425                             O            11/01/25
    0


    1476938          354/354             F          219,000.00
    ZZ
    PARKER              GLEN E.          360        218,578.15
     1
    0075 DEER RUN                      8.250          1,645.28
    77
                                       8.000          1,645.28
 285,000.00
    CARBONDALE       CO   81623          1            11/30/95
    00
    20075230                             03           01/01/96
     0
    20075230                             O            12/01/25
    0


    1476939          354/354             F          230,600.00
    ZZ
    PYLE                STEPHEN K        360        230,035.23
     1
    3581  MANN ROAD                    8.500          1,773.12
    80
                                       8.250          1,773.12
 289,000.00
    WATERFORD        MI   48346          2            10/27/95
    00
    20075248                             05           12/01/95
     0
    20075248                             O            11/01/25
    0


    1476943          354/354             F          223,800.00
    ZZ
    EVANS               R        M       360        223,357.82
     1
    712 SOUTH BRUNER STREET            8.125          1,661.71
    78
                                       7.875          1,661.71
 290,000.00
    HINSDALE         IL   60521          2            11/22/94
    00
    20075644                             05           01/01/96
     0
    20075644                             O            12/01/25
    0


1


    1476951          354/354             F          450,000.00
    ZZ
    ROSEBERRY JR        EDWIN    S       360        448,673.90
     1
    13761  DOLPHIN DRIVE               7.875          3,262.81
    80
                                       7.625          3,262.81
 562,500.00
    SARATOGA         CA   95070          1            10/17/95
    00
    20079083                             05           12/01/95
     0
    20079083                             O            11/01/25
    0


    1476954          354/354             F          500,000.00
    ZZ
    FAYAD               JOSEPH   B       360        498,351.68
     1
    3583  TOBIAS LANE                  8.125          3,712.49
    75
                                       7.875          3,712.49
 675,000.00
    LAS VEGAS        NV   89120          5            10/19/95
    00
    20079380                             05           12/01/95
     0
    20079380                             O            11/01/25
    0


    1476956          354/354             F          248,000.00
    ZZ
    KRIEGER             EDWARD   K       360        247,344.45
     1
    2452  RAVEN ROAD                   8.125          1,841.40
    80
                                       7.875          1,841.40
 310,000.00
    PLEASANTON       CA   94566          1            10/19/95
    00
    20080081                             05           12/01/95
     0
    20080081                             O            11/01/25
    0


    1476958          354/354             F          356,000.00
    ZZ
    SONDOCK             DEBORAH S        360        355,010.30
     1
    9226  WICKFORD DRIVE               7.875          2,581.25
    80
                                       7.625          2,581.25
 445,000.00
    HOUSTON          TX   77024          1            10/27/95
    00
    20080289                             03           12/01/95
     0
    20080289                             O            11/01/25
    0


    1476959          354/354             F          248,000.00
    ZZ
    JOHNSTON            JAMES    R       360        247,293.06
     1
    38  CHELAN KEY                     7.750          1,776.70
    80
                                       7.500          1,776.70
 310,000.00
    BELLEVUE         WA   98006          1            10/12/95
    00
    20080420                             05           12/01/95
     0
    20080420                             O            11/01/25
    0


    1476962          354/354             F          276,600.00
    ZZ
    YUNKUN              CHRISTOPH        360        276,010.53
     1
    2560  SUTTON LANE                  7.750          1,981.60
    80
                                       7.500          1,981.60
 346,000.00
1


    AURORA           IL   60504          1            11/02/95
    00
    20082384                             05           01/01/96
     0
    20082384                             O            12/01/25
    0


    1476964          354/354             F          277,800.00
    ZZ
    BARTON              KEITH            360        277,251.14
     1
    7727  MACARTHUR                    8.125          2,062.66
    80
                                       7.875          2,062.66
 347,250.00
    PORTAGE          MI   49002          1            11/10/95
    00
    20083267                             05           01/01/96
     0
    20083267                             O            12/01/25
    0


    1476970          354/354             F          331,900.00
    ZZ
    RICKS               ROBERT           360        329,190.51
     1
    11  LAFAYETTE LANE                 7.875          2,406.51
    80
                                       7.625          2,406.51
 414,900.00
    COTO DE CAZA AR  CA   92679          1            11/06/95
    00
    20084398                             03           01/01/96
     0
    20084398                             O            12/01/25
    0


    1476976          354/354             F          326,800.00
    ZZ
    ZABEL               RONALD W.        360        326,120.85
     1
    6721 E. 117TH PLACE SOUTH          7.875          2,369.53
    69
                                       7.625          2,369.53
 475,000.00
    BIXBY            OK   74008          1            11/02/95
    00
    20086229                             03           01/01/96
     0
    20086229                             O            12/01/25
    0


    1476979          354/354             F          277,200.00
    ZZ
    ARBUCKLE            P        K       360        276,787.27
     1
    1310  PENNSRIDGE PLACE             7.500          1,938.22
    90
                                       7.250          1,938.22
 308,000.00
    DOWNINGTOWN      PA   19335          1            12/21/95
    14
    20086674                             05           02/01/96
    25
    20086674                             O            01/01/26
    0


    1476987          354/354             F          280,000.00
    ZZ
    PIRKEY              STEVEN   G       360        279,240.91
     1
    3030  TROY ROAD                    8.000          2,054.55
    80
                                       7.750          2,054.55
 350,000.00
    WYLIE            TX   75098          1            10/18/95
    00
    20088043                             05           12/01/95
     0
    20088043                             O            11/01/25
    0
1




    1476989          354/354             F          342,500.00
    ZZ
    CHRISTENSEN         ALLAN    J       360        341,823.32
     1
    2967  BREAKWATER DRIVE             8.125          2,543.05
    77
                                       7.875          2,543.05
 450,000.00
    LONGMONT         CO   80503          2            11/16/95
    00
    20088365                             03           01/01/96
     0
    20088365                             O            12/01/25
    0


    1476991          354/354             F          236,000.00
    ZZ
    GRECO               JOSEPH           360        235,509.56
     1
    6  INWOOD ROAD                     7.875          1,711.16
    80
                                       7.625          1,711.16
 295,000.00
    ST. JAMES        NY   11780          1            11/09/95
    00
    20088829                             05           01/01/96
     0
    20088829                             O            12/01/25
    0


    1477001          354/354             F          283,500.00
    ZZ
    NICOLA              DAVID    M       360        282,910.85
     1
    931  WILD GINGER TRAIL             7.875          2,055.57
    90
                                       7.625          2,055.57
 315,000.00
    WEST CHICAGO     IL   60185          1            11/17/95
    10
    20090536                             05           01/01/96
    25
    20090536                             O            12/01/25
    0


    1477002          354/354             F          536,000.00
    ZZ
    HANSEN              KIRBY    W       360        530,236.01
     1
    145  SUNKIST LANE                  8.000          3,932.98
    80
                                       7.750          3,932.98
 670,000.00
    LOS ALTOS        CA   95032          1            10/23/95
    00
    20090676                             05           12/01/95
     0
    20090676                             O            11/01/25
    0


    1477003          354/354             F          276,950.00
    ZZ
    KOZAK               JOHN     M       360        276,374.44
     1
    13840 S 31ST PL                    7.875          2,008.08
    90
                                       7.625          2,008.08
 307,767.00
    PHOENIX          AZ   85048          1            11/21/95
    11
    20090965                             03           01/01/96
    25
    20090965                             O            12/01/25
    0


    1477004          354/354             F          219,400.00
    ZZ
    TODD                RICKY    L       360        218,908.45
     1
1


    513  CANYON OAK DR                 7.500          1,534.08
    78
                                       7.250          1,534.08
 282,329.00
    VACAVILLE        CA   95688          1            11/17/95
    00
    20091484                             05           01/01/96
     0
    20091484                             O            12/01/25
    0


    1477007          354/354             F          238,500.00
    ZZ
    JUNG                STANLEY  S       360        237,869.56
     1
    530  DARTMOUTH DRIVE               8.125          1,770.86
    90
                                       7.875          1,770.86
 265,000.00
    PLACENTIA        CA   92670          1            10/19/95
    14
    20092284                             05           12/01/95
    25
    20092284                             O            11/01/25
    0


    1477013          354/354             F          332,800.00
    ZZ
    CHANG               ALBERT   S       360        329,138.33
     1
    697  SATURN COURT                  8.250          2,500.22
    80
                                       8.000          2,500.22
 416,000.00
    FOSTER CITY      CA   94404          1            11/01/95
    00
    20092599                             05           01/01/96
     0
    20092599                             O            12/01/25
    0


    1477016          354/354             F          282,000.00
    ZZ
    ADAMS               JOHN     R       360        281,216.03
     1
    40  DESERT WILLOW WAY              7.875          2,044.70
    68
                                       7.625          2,044.70
 419,000.00
    RENO             NV   89511          5            10/25/95
    00
    20092664                             03           12/01/95
     0
    20092664                             O            11/01/25
    0


    1477021          354/354             F          214,950.00
    ZZ
    NELSON              TIMOTHY  P       360        214,381.83
     1
    10305  RHETT BUTLER DRIVE          8.125          1,596.00
    75
                                       7.875          1,596.00
 289,950.00
    AUSTIN           TX   78739          1            10/30/95
    00
    20093050                             03           12/01/95
     0
    20093050                             O            11/01/25
    0


    1477025          354/354             F          350,000.00
    ZZ
    POSTON              ELIZABETHC       360        349,325.82
     1
    955  SWINKS MILL ROAD              8.250          2,629.44
    54
                                       8.000          2,629.44
 650,000.00
    MCLEAN           VA   22102          5            11/22/95
    00
    20094397                             05           01/01/96
     0
1


    20094397                             O            12/01/25
    0


    1477030          354/354             F          240,000.00
    ZZ
    ECELBARGER          RICHARD  P       360        239,076.61
     1
    12490 EAST FORT LOWELL ROAD        8.125          1,781.99
    75
                                       7.875          1,781.99
 320,000.00
    TUCSON           AZ   85749          5            10/18/95
    00
    20095295                             05           12/01/95
     0
    20095295                             O            11/01/25
    0


    1477033          354/354             F          500,000.00
    ZZ
    DELWOOD             DONALD   M       360        498,646.27
     1
    1708  STIRLING COURT               8.000          3,668.40
    62
                                       7.750          3,668.40
 807,434.00
    COLUMBIA         MO   65203          4            10/27/95
    00
    20096673                             03           12/01/95
     0
    20096673                             O            11/01/25
    0


    1477038          354/354             F          234,850.00
    ZZ
    KVASNICA            VLADIMIR J       360        234,031.18
     1
    2396  BURNING RIDGE DRIVE          7.875          1,702.83
    69
                                       7.625          1,702.83
 345,000.00
    FRANKTOWN        CO   80116          2            11/17/95
    00
    20097333                             05           01/01/96
     0
    20097333                             O            12/01/25
    0


    1477053          354/354             F          296,200.00
    ZZ
    MORRIS              MARTIN   P       360        295,830.49
     1
    27707  LA VISTA DRIVE              8.375          2,251.34
    90
                                       8.125          2,251.34
 329,135.00
    MUNDELEIN        IL   60060          1            12/22/95
    04
    20102232                             05           02/01/96
    25
    20102232                             O            01/01/26
    0


    1477056          354/354             F          360,600.00
    ZZ
    SYVERUD             KENT             360        357,673.00
     1
    2003  DAY ST                       8.375          2,740.82
    77
                                       8.125          2,740.82
 470,000.00
    ANN ARBOR        MI   48104          2            10/31/95
    00
    20102737                             05           12/01/95
     0
    20102737                             O            11/01/25
    0


1


    1477059          354/354             F          282,500.00
    ZZ
    DICKEY              GARY     D       360        281,790.23
     1
    1932W WEST SANIBEL COURT           8.375          2,147.21
    90
                                       8.125          2,147.21
 315,000.00
    LITTLETON        CO   80120          2            10/26/95
    10
    20104311                             03           12/01/95
    25
    20104311                             O            11/01/25
    0


    1477068          354/354             F          228,200.00
    ZZ
    GAGLIANESE          ALBERTO  E       360        227,445.78
     1
    407  MORNING DOVE CIRCLE           7.500          1,595.61
    80
                                       7.250          1,595.61
 285,268.00
    MANTUA           NJ   08051          1            10/27/95
    00
    20106746                             05           12/01/95
     0
    20106746                             O            11/01/25
    0


    1477072          354/354             F          279,000.00
    ZZ
    ADDISON             T J.             360        278,374.93
     1
    42  CASCADE COURT                  7.500          1,950.81
    75
                                       7.250          1,950.81
 373,000.00
    STAMFORD         CT   06903          2            11/09/95
    00
    20107637                             05           01/01/96
     0
    20107637                             O            12/01/25
    0


    1477076          354/354             F          213,400.00
    ZZ
    PETERSON            MICHAEL  D       360        212,956.51
     1
    806  GRUNION TERRACE               7.875          1,547.30
    90
                                       7.625          1,547.30
 237,151.00
    FREMONT          CA   94536          1            11/11/95
    10
    20108395                             03           01/01/96
    25
    20108395                             O            12/01/25
    0


    1477077          354/354             F          221,000.00
    ZZ
    REYNOLDS            ERIC A.          360        220,312.71
     1
    92 NORTH CROCKER AVENUE            7.500          1,545.27
    90
                                       7.250          1,545.27
 245,613.00
    VENTURA          CA   93004          1            11/18/95
    04
    20108452                             05           01/01/96
    25
    20108452                             O            12/01/25
    0


    1477085          354/354             F          575,000.00
    T
    SHARPS              LEWIS    S       360        574,245.19
     1
    426 NORTH NASSAU AVENUE            8.125          4,269.36
    65
                                       7.875          4,269.36
 895,000.00
1


    MARGATE          NJ   08402          2            12/07/95
    00
    20110417                             05           02/01/96
     0
    20110417                             O            01/01/26
    0


    1477086          354/354             F          296,000.00
    ZZ
    GARIEPY             JAMES    M       360        295,237.18
     1
    427  COVINGTON                     8.250          2,223.75
    80
                                       8.000          2,223.75
 370,000.00
    BLOOMFIELD HILL  MI   48301          1            10/16/95
    00
    20110433                             05           12/01/95
     0
    20110433                             O            11/01/25
    0


    1477090          354/354             F          261,000.00
    ZZ
    FEDERICO JR         MICHAEL  F       360        260,457.60
     1
    518  STERLING PLACE                7.875          1,892.43
    90
                                       7.625          1,892.43
 290,000.00
    SOUTH PASADENA   CA   91030          1            10/30/95
    10
    20113403                             05           01/01/96
    25
    20113403                             O            12/01/25
    0


    1477099          354/354             F          257,600.00
    ZZ
    GREENE              FORREST  J       360        256,901.66
     1
    4201 WEST LAKE CIRCLE NORTH        8.000          1,890.18
    80
                                       7.750          1,890.18
 322,000.00
    LITTLETON        CO   80123          1            11/21/95
    00
    20116539                             03           01/01/96
     0
    20116539                             O            12/01/25
    0


    1477101          354/354             F          280,000.00
    ZZ
    LAURIENTI JR        PATRICK  J       360        279,201.84
     1
    1035  ALMSTEAD                     7.750          2,005.95
    89
                                       7.500          2,005.95
 315,000.00
    WATKINS          CO   80137          4            11/01/95
    12
    20117636                             05           12/01/95
    25
    20117636                             O            11/01/25
    0


    1477105          354/354             F          299,900.00
    ZZ
    UNGER               DAVID            360        299,276.74
     1
    99  DURAND ROAD                    7.875          2,174.49
    80
                                       7.625          2,174.49
 374,900.00
    MAPLEWOOD TWP    NJ   07040          1            11/28/95
    00
    20118279                             05           01/01/96
     0
    20118279                             O            12/01/25
    0
1




    1477110          354/354             F          400,000.00
    ZZ
    EISENHOFER          JAY      W       360        398,801.38
     1
    3509  RUNNYMEADE DRIVE             7.500          2,796.86
    80
                                       7.250          2,796.86
 506,000.00
    NEWTOWN SQUARE   PA   19073          1            10/13/95
    00
    20119459                             03           12/01/95
     0
    20119459                             O            11/01/25
    0


    1477113          354/354             F          231,500.00
    ZZ
    MINTER              JASON    P       360        230,981.33
     1
    11801  ANGELIQUE STREET            7.500          1,618.69
    80
                                       7.250          1,618.69
 289,417.00
    SAN DIEGO        CA   92131          1            11/14/95
    00
    20120028                             03           01/01/96
     0
    20120028                             O            12/01/25
    0


    1477117          354/354             F          252,600.00
    ZZ
    CHU                 CHARLES  S       360        252,061.67
     1
    901  PEPYS WAY                     7.750          1,809.66
    90
                                       7.500          1,809.66
 280,749.00
    FREMONT          CA   94536          1            11/09/95
    10
    20120895                             03           01/01/96
    25
    20120895                             O            12/01/25
    0


    1477120          354/354             F          384,500.00
    ZZ
    FRIEDMAN            BARRY            360        383,720.83
     1
    900  CLEARVIEW DRIVE               8.000          2,821.33
    80
                                       7.750          2,821.33
 485,000.00
    NASHVILLE        TN   37205          2            11/28/95
    00
    20122180                             05           01/01/96
     0
    20122180                             O            12/01/25
    0


    1477121          354/354             F          250,000.00
    T
    EKER                ANDREW   H       360        249,663.38
     1
    206  PINE DRIVE                    8.000          1,834.42
    60
                                       7.750          1,834.42
 420,000.00
    KETCHUM          ID   83340          2            12/13/95
    00
    20122230                             09           02/01/96
     0
    20122230                             O            01/01/26
    0


    1477125          354/354             F          242,890.00
    ZZ
    NAN                 CHARLES  G       360        242,385.20
     1
1


    319  OAKWOOD CIRCLE                7.875          1,761.13
    90
                                       7.625          1,761.13
 269,886.00
    MARTINEZ         CA   94553          1            11/17/95
    04
    20123741                             03           01/01/96
    25
    20123741                             O            12/01/25
    0


    1477127          354/354             F          220,000.00
    ZZ
    JOB                 BRETT    J       360        219,703.79
     1
    3874 S. GIDEON PLACE               8.000          1,614.28
    80
                                       7.750          1,614.28
 275,000.00
    MERIDIAN         ID   83642          1            12/29/95
    04
    20123816                             03           02/01/96
    12
    20123816                             O            01/01/26
    0


    1477129          354/354             F          226,400.00
    ZZ
    HARTMAN             MICHAEL  D       360        225,905.29
     1
    1634  OAK VIEW TERRACE             7.625          1,602.44
    80
                                       7.375          1,602.44
 283,000.00
    BONITA           CA   91902          1            11/06/95
    00
    20125399                             05           01/01/96
     0
    20125399                             O            12/01/25
    0


    1477130          354/354             F          440,000.00
    ZZ
    BELL                WILLIAM  W       360        439,085.59
     1
    2639  BARBARA LANE                 7.875          3,190.31
    80
                                       7.625          3,190.31
 550,000.00
    HOUSTON          TX   77005          1            11/22/95
    00
    20125472                             05           01/01/96
     0
    20125472                             O            12/01/25
    0


    1477134          354/354             F          465,000.00
    ZZ
    BUFFINGTON          WILLIAM  I       360        464,324.76
     1
    187  BYRON STREET                  7.625          3,291.24
    74
                                       7.375          3,291.24
 634,500.00
    PALO ALTO        CA   94301          1            12/01/95
    00
    20126728                             05           02/01/96
     0
    20126728                             O            01/01/26
    0


    1477135          354/354             F          240,950.00
    ZZ
    LIVINGSTON          DUANE    P       360        240,305.11
     1
    7878  COSTA MESA STREET            7.500          1,684.76
    90
                                       7.250          1,684.76
 267,763.00
    VENTURA          CA   93004          1            11/20/95
    04
    20126876                             05           01/01/96
    25
1


    20126876                             O            12/01/25
    0


    1477139          354/354             F          252,000.00
    ZZ
    SILVA               MICHAEL  P       360        251,489.34
     1
    262  BROADMOOR BOULEVARD           8.000          1,849.09
    80
                                       7.750          1,849.09
 315,000.00
    SAN LEANDRO      CA   94577          1            11/22/95
    00
    20127874                             05           01/01/96
     0
    20127874                             O            12/01/25
    0


    1477143          354/354             F          365,750.00
    ZZ
    POWERS              PAUL     W       360        365,257.53
     1
    448  CIRCLE DRIVE                  8.000          2,683.75
    77
                                       7.750          2,683.75
 475,000.00
    DENVER           CO   80206          2            12/22/95
    00
    20128757                             05           02/01/96
     0
    20128757                             O            01/01/26
    0


    1477145          354/354             F          302,850.00
    ZZ
    CHELBORG            RANDOLPH L       360        302,136.30
     1
    8402  GOVERNORS RUN                8.000          2,222.21
    75
                                       7.750          2,222.21
 406,480.00
    ELLICOTT CITY    MD   21043          1            11/22/95
    00
    20129342                             03           01/01/96
     0
    20129342                             O            12/01/25
    0


    1477148          354/354             F          295,000.00
    ZZ
    LOWENHAR            JEFFREY  A       360        294,549.68
     1
    1567  KESTRAL COURT                7.375          2,037.49
    65
                                       7.125          2,037.49
 455,546.00
    RENO             NV   89509          1            12/05/95
    00
    20130464                             03           02/01/96
     0
    20130464                             O            01/01/26
    0


    1477150          354/354             F          334,000.00
    ZZ
    KORKIS              ANNA             360        333,550.28
     1
    311  SAWMILL LN                    8.000          2,450.78
    58
                                       7.750          2,450.78
 584,000.00
    WYCKOFF          NJ   07481          1            12/14/95
    00
    20131181                             05           02/01/96
     0
    20131181                             O            01/01/26
    0


1


    1477154          354/354             F          292,000.00
    ZZ
    POLLAK              JEFFERY  J       360        291,586.47
     1
    2701  CIVITAN CLUB PL              7.750          2,091.93
    80
                                       7.500          2,091.93
 365,000.00
    BROOKEVILLE      MD   20833          2            12/18/95
    00
    20131744                             03           02/01/96
     0
    20131744                             O            01/01/26
    0


    1477157          354/354             F          243,000.00
    ZZ
    VIGORITO            LOUIS            360        242,664.44
     1
    85 SOUTH BAY AVENUE                7.875          1,761.92
    90
                                       7.625          1,761.92
 270,000.00
    MASSAPEQUA       NY   11758          1            12/22/95
    10
    20132270                             05           02/01/96
    25
    20132270                             O            01/01/26
    0


    1477177          354/354             F          268,750.00
    ZZ
    DINER               MICHAEL          360        267,688.87
     1
    24575  OVERLAND DRIVE              7.875          1,948.62
    80
                                       7.625          1,948.62
 335,990.00
    WEST HILLS AREA  CA   91307          1            11/22/95
    00
    20139457                             03           01/01/96
     0
    20139457                             O            12/01/25
    0


    1477182          354/354             F          231,800.00
    ZZ
    LUCCHESI            DARRICK  P       360        231,318.26
     1
    861  TOWNE STREET                  7.875          1,680.72
    90
                                       7.625          1,680.72
 257,877.00
    SONOMA           CA   95476          1            11/24/95
    04
    20140604                             05           01/01/96
    25
    20140604                             O            12/01/25
    0


    1477184          354/354             F          257,000.00
    ZZ
    KADRI               SYED     M       360        256,813.99
     1
    22643  IRONBARK DRIVE              7.625          1,819.03
    85
                                       7.375          1,819.03
 305,000.00
    DIAMOND BAR      CA   91765          2            01/16/96
    12
    20140935                             05           03/01/96
    12
    20140935                             O            02/01/26
    0


    1477189          354/354             F          221,300.00
    ZZ
    WARSTADT            STEVEN   R       360        220,804.19
     1
    6410 CLUB VALLEY COURT             7.500          1,547.37
    90
                                       7.250          1,547.37
 246,250.00
1


    SUWANEE          GA   30174          1            11/30/95
    11
    20142352                             03           01/01/96
    25
    20142352                             O            12/01/25
    0


    1477194          354/354             F          374,400.00
    ZZ
    NOMURA              BRENT    K       360        373,869.79
     1
    617  TIMBERLEAF CT                 7.750          2,682.25
    74
                                       7.500          2,682.25
 506,800.00
    WALNUT CREEK     CA   94598          1            12/04/95
    00
    20144564                             03           02/01/96
     0
    20144564                             O            01/01/26
    0


    1477198          354/354             F          211,500.00
    ZZ
    WIESE               WILLIAM  J       360        211,082.13
     1
    18915SEPETROVITSKY ROAD            8.125          1,570.38
    90
                                       7.875          1,570.38
 235,000.00
    RENTON           WA   98058          1            11/14/95
    12
    20145793                             05           01/01/96
    25
    20145793                             O            12/01/25
    0


    1477199          354/354             F          220,000.00
    ZZ
    STERLING            PETER    J       360        219,554.20
     1
    17632  EL NOPAL LANE               8.000          1,614.28
    80
                                       7.750          1,614.28
 275,000.00
    HUNTINGTON BEAC  CA   92647          1            11/22/95
    00
    20145900                             05           01/01/96
     0
    20145900                             O            12/01/25
    0


    1477201          354/354             F          244,000.00
    ZZ
    DICKERMAN           JOEL             360        243,505.56
     1
    101  STEPHANIE PLACE               8.000          1,790.39
    80
                                       7.750          1,790.39
 305,000.00
    DIVIDE           CO   80814          2            11/24/95
    00
    20146858                             05           01/01/96
     0
    20146858                             O            12/01/25
    0


    1477202          354/354             F          605,600.00
    ZZ
    AHRENDT             MARK     N       360        604,372.81
     1
    16537  RINGER RD                   8.000          4,443.68
    80
                                       7.750          4,443.68
 757,500.00
    MINNETONKA       MN   55391          1            11/30/95
    00
    20147096                             05           01/01/96
     0
    20147096                             O            12/01/25
    0
1




    1477204          354/354             F          250,000.00
    ZZ
    THOMPSON            DAVID    C       360        249,645.96
     1
    2619  WOOD HAVEN                   7.750          1,791.03
    72
                                       7.500          1,791.03
 350,000.00
    OWENSBORO        KY   42303          4            12/14/95
    00
    20147831                             05           02/01/96
     0
    20147831                             O            01/01/26
    0


    1477205          354/354             F          270,000.00
    ZZ
    BROWN               JAMES    L       360        269,607.91
     1
    2116  BLAKEMORE LANE               7.625          1,911.05
    88
                                       7.375          1,911.05
 310,000.00
    LAGRANGE         KY   40031          1            12/28/95
    10
    20148060                             05           02/01/96
    25
    20148060                             O            01/01/26
    0


    1477209          354/354             F          400,000.00
    ZZ
    HAVNER, JR          RONALD   L       360        399,447.63
     1
    1698  LORAIN ROAD                  7.875          2,900.28
    80
                                       7.625          2,900.28
 503,000.00
    SAN MARINO       CA   91118          2            12/01/95
    00
    20150173                             05           02/01/96
     0
    20150173                             O            01/01/26
    0


    1477212          354/354             F          255,000.00
    ZZ
    SANDBULTE           GREGORY  B       360        254,656.66
     1
    747  RIDGEWOOD ROAD                8.000          1,871.10
    78
                                       7.750          1,871.10
 330,500.00
    DULUTH           MN   55804          1            12/15/95
    00
    20151486                             05           02/01/96
     0
    20151486                             O            01/01/26
    0


    1477213          354/354             F          302,000.00
    ZZ
    NGUYEN              CUONG    D       360        301,372.40
     1
    506  COFER COURT                   7.875          2,189.71
    90
                                       7.625          2,189.71
 336,000.00
    WALNUT           CA   91789          1            11/22/95
    04
    20152526                             05           01/01/96
    25
    20152526                             O            12/01/25
    0


    1477214          354/354             F          253,800.00
    ZZ
    COAD                PAUL     G       360        253,231.38
     1
1


    10396  WETHERBURN RD               7.500          1,774.61
    80
                                       7.250          1,774.61
 317,365.00
    WOODSTOCK        MD   21163          1            11/30/95
    00
    20153102                             03           01/01/96
     0
    20153102                             O            12/01/25
    0


    1477216          354/354             F          252,100.00
    ZZ
    COTTER              JOHN     K       360        251,601.91
     1
    3506  SPRINGBROOK STREET           8.125          1,871.84
    80
                                       7.875          1,871.84
 315,133.00
    DALLAS           TX   75205          1            11/27/95
    00
    20153466                             07           01/01/96
     0
    20153466                             O            12/01/25
    0


    1477217          354/354             F          237,600.00
    ZZ
    BAYERDORFFER        BRYAN    C       360        237,067.70
     1
    612  HIGHLAND AVENUE               7.500          1,661.33
    80
                                       7.250          1,661.33
 297,000.00
    AUSTIN           TX   78703          1            11/28/95
    00
    20155453                             05           01/01/96
     0
    20155453                             O            12/01/25
    0


    1477218          354/354             F          247,000.00
    ZZ
    KENYON, JR          WILLIAM  A       360        246,667.43
     1
    12222S RUNNING BEAR CT             8.000          1,812.40
    61
                                       7.750          1,812.40
 407,000.00
    PHOENIX          AZ   85044          2            12/19/95
    00
    20156295                             03           02/01/96
     0
    20156295                             O            01/01/26
    0


    1477219          354/354             F          292,800.00
    ZZ
    DOVE                WILLIAM  T       360        292,521.50
     1
    21336  WILLIAMSBURG COURT          7.875          2,123.01
    80
                                       7.625          2,123.01
 366,000.00
    KILDEER          IL   60047          1            01/10/96
    00
    20157236                             05           03/01/96
     0
    20157236                             O            02/01/26
    0


    1477221          354/354             F          281,000.00
    ZZ
    FERRARI             CYNTHIA  E       360        280,416.02
     1
    1  VILLE FRANCHE                   7.875          2,037.45
    90
                                       7.625          2,037.45
 312,900.00
    DANA POINT       CA   92629          1            11/29/95
    14
    20158077                             03           01/01/96
    25
1


    20158077                             O            12/01/25
    0


    1477226          354/354             F          342,000.00
    ZZ
    HALLER              JONATHAN B       360        341,551.03
     1
    3117  LONGFIELD ROAD               8.125          2,539.35
    90
                                       7.875          2,539.35
 380,000.00
    GLENWOOD         MD   21738          1            12/26/95
    10
    20159596                             03           02/01/96
    25
    20159596                             O            01/01/26
    0


    1477228          354/354             F          225,000.00
    ZZ
    HAAS                DONNA    E       360        224,673.26
     1
    9  BLUFF VIEW                      7.625          1,592.54
    90
                                       7.375          1,592.54
 251,000.00
    ROUND ROCK       TX   78664          1            12/13/95
    04
    20161576                             03           02/01/96
    25
    20161576                             O            01/01/26
    0


    1477229          354/354             F          329,600.00
    ZZ
    GOODMAN             STEVEN   J       360        329,188.83
     1
    306 NORTH DOWNEY LANE              8.375          2,505.20
    80
                                       8.125          2,505.20
 412,000.00
    PLACENTIA        CA   92670          2            12/01/95
    00
    20161618                             05           02/01/96
     0
    20161618                             O            01/01/26
    0


    1477232          354/354             F          250,000.00
    ZZ
    BRODERICK           TIMOTHY  P       360        249,654.79
     1
    7206 S CHAPPARAL CIRCLE EAST       7.875          1,812.67
    65
                                       7.625          1,812.67
 390,000.00
    AURORA           CO   80016          5            12/21/95
    00
    20162368                             03           02/01/96
     0
    20162368                             O            01/01/26
    0


    1477233          354/354             F          292,400.00
    ZZ
    SOMMERFEILD         PAUL     R       360        291,953.65
     1
    8301  PEACH COURT                  7.375          2,019.53
    80
                                       7.125          2,019.53
 365,500.00
    FAIRFAX STATION  VA   22039          1            12/15/95
    00
    20162418                             03           02/01/96
     0
    20162418                             O            01/01/26
    0


1


    1477234          354/354             F          313,191.00
    ZZ
    BUDDIE              MARK     A       360        312,736.20
     1
    418  ENGLEWOOD COURT               7.625          2,216.75
    90
                                       7.375          2,216.75
 350,000.00
    POWELL           OH   43065          1            12/19/95
    11
    20162442                             05           02/01/96
    25
    20162442                             O            01/01/26
    0


    1477237          354/354             F          261,000.00
    ZZ
    RIVERA              LOUIS    G       360        260,639.58
     1
    536 COLLVER STREET                 7.875          1,892.43
    90
                                       7.625          1,892.43
 290,000.00
    LONGMONT         CO   80501          1            12/20/95
    01
    20162657                             05           02/01/96
    25
    20162657                             O            01/01/26
    0


    1477243          354/354             F          227,000.00
    ZZ
    KNATZ               JAMES    C       360        226,477.88
     1
    818  CLARENDON LANE                7.750          1,626.26
    80
                                       7.500          1,626.26
 284,000.00
    AURORA           IL   60504          1            12/14/95
    00
    20163903                             03           02/01/96
     0
    20163903                             O            01/01/26
    0


    1477244          354/354             F          286,250.00
    ZZ
    MCCLAIN             MICHAEL  R       360        285,854.70
     1
    13416  TANGLERIDGE LANE            7.875          2,075.52
    76
                                       7.625          2,075.52
 380,000.00
    DALLAS           TX   75240          2            12/12/95
    00
    20164737                             05           02/01/96
     0
    20164737                             O            01/01/26
    0


    1477245          354/354             F          300,000.00
    ZZ
    OZDEMIR             HALUK            360        299,781.25
     1
    2701  DOVERTON SQUARE              7.625          2,123.38
    63
                                       7.375          2,123.38
 480,000.00
    MOUNTAIN VIEW    CA   94040          1            01/03/96
    00
    20165684                             05           03/01/96
     0
    20165684                             O            02/01/26
    0


    1477246          354/354             F          236,000.00
    ZZ
    PRIBBLE             ROBERT   M       360        235,690.19
     1
    403  BEECH AVENUE                  8.125          1,752.30
    75
                                       7.875          1,752.30
 315,000.00
1


    TAKOMA PARK      MD   20912          5            12/12/95
    00
    20165726                             05           02/01/96
     0
    20165726                             O            01/01/26
    0


    1477247          354/354             F          428,000.00
    ZZ
    HARDWICK            THOMAS   J       360        427,423.71
     1
    12608  ABERDEEN                    8.000          3,140.52
    78
                                       7.750          3,140.52
 550,000.00
    LEAWOOD          KS   66209          2            12/22/95
    00
    20165775                             03           02/01/96
     0
    20165775                             O            01/01/26
    0


    1477250          354/354             F          257,000.00
    ZZ
    CURAMENG            JOSE     C       360        256,653.95
     1
    548  CASTLE STREET                 8.000          1,885.78
    79
                                       7.750          1,885.78
 327,000.00
    DALY CITY        CA   94014          2            12/01/95
    00
    20165999                             05           02/01/96
     0
    20165999                             O            01/01/26
    0


    1477251          354/354             F          279,750.00
    ZZ
    COLLINS             CHRISTY          360        279,168.64
     1
    23609 WEST LAKE KAYAK DRIVE        7.875          2,028.38
    75
                                       7.625          2,028.38
 373,000.00
    MONROE           WA   98272          5            11/22/95
    00
    20166963                             05           01/01/96
     0
    20166963                             O            12/01/25
    0


    1477253          354/354             F          244,750.00
    BB
    BADR                NABIL    G       360        244,266.42
     1
    27644  YARDLEY WAY                 8.125          1,817.27
    80
                                       7.875          1,817.27
 305,994.00
    VALENCIA         CA   91354          1            11/09/95
    00
    20168084                             03           01/01/96
     0
    20168084                             O            12/01/25
    0


    1477254          354/354             F          294,000.00
    ZZ
    BROWN               GREGORY          360        293,419.10
     1
    3027  PRUNERIDGE AVENUE            8.125          2,182.95
    80
                                       7.875          2,182.95
 368,000.00
    SANTA CLARA      CA   95051          2            11/08/95
    00
    20168092                             05           01/01/96
     0
    20168092                             O            12/01/25
    0
1




    1477255          354/354             F          215,950.00
    ZZ
    CARPENTER           PAUL     E       360        215,523.31
     1
    1119  VIA CARRANZA                 8.125          1,603.43
    90
                                       7.875          1,603.43
 239,950.00
    CAMARILLO        CA   93012          1            11/04/95
    14
    20168118                             05           01/01/96
    25
    20168118                             O            12/01/25
    0


    1477256          354/354             F          373,100.00
    ZZ
    HENVILLE-SHANNON    JOHN     O       360        372,088.54
     1
    1468  ROSECREST TERRACE            8.000          2,737.68
    80
                                       7.750          2,737.68
 466,431.00
    SAN JOSE         CA   95126          1            10/26/95
    00
    20168126                             05           12/01/95
     0
    20168126                             O            11/01/25
    0


    1477257          354/354             F          227,650.00
    ZZ
    HUEBSCH             DANIEL   W       360        226,800.21
     1
    2302  LONESTAR DRIVE               8.125          1,690.30
    80
                                       7.875          1,690.30
 284,582.00
    NORCO            CA   91760          1            11/15/95
    00
    20168142                             05           01/01/96
     0
    20168142                             O            12/01/25
    0


    1477258          354/354             F          247,500.00
    ZZ
    JUDGE               JAMES            360        246,998.46
     1
    1909 SOUTH PATTON AVENUE           8.000          1,816.07
    90
                                       7.750          1,816.07
 275,000.00
    LOS ANGELES      CA   90732          1            11/06/95
    14
    20168159                             05           01/01/96
    25
    20168159                             O            12/01/25
    0


    1477259          354/354             F          235,000.00
    ZZ
    KENNY               TENA     M       360        234,362.94
     1
    432 NORHT TIDLAND CIRCLE           8.000          1,724.35
    85
                                       7.750          1,724.35
 277,000.00
    PLACENTIA        CA   92670          2            10/16/95
    14
    20168167                             05           12/01/95
    12
    20168167                             O            11/01/25
    0


    1477262          354/354             F          256,100.00
    ZZ
    KOPKIE              LARRY    K       360        255,914.64
     1
1


    36501NELAKEVIEW DRIVE              7.625          1,812.66
    75
                                       7.375          1,812.66
 341,500.00
    YACOLT           WA   98675          5            01/11/96
    00
    20169231                             03           03/01/96
     0
    20169231                             O            02/01/26
    0


    1477265          354/354             F          520,000.00
    ZZ
    NAKAUE              YOSHIMI          360        519,263.61
     1
    900  E OLMOS                       7.750          3,725.34
    80
                                       7.500          3,725.34
 650,000.00
    SAN ANTONIO      TX   78212          1            12/20/95
    00
    20170247                             05           02/01/96
     0
    20170247                             O            01/01/26
    0


    1477268          354/354             F          318,750.00
    ZZ
    NAPIER              WILLIAM  F       360        318,525.02
     1
    5091  ALAMEDA STREET               7.750          2,283.57
    75
                                       7.500          2,283.57
 425,000.00
    SHOREVIEW        MN   55126          2            01/10/96
    00
    20170783                             05           03/01/96
     0
    20170783                             O            02/01/26
    0


    1477272          354/354             F          402,000.00
    ZZ
    FONG                NELSON   S       360        401,485.54
     1
    734  WINTHROP ROAD                 8.250          3,020.10
    80
                                       8.000          3,020.10
 503,000.00
    SAN MARINO       CA   91108          2            12/21/95
    00
    20171732                             05           02/01/96
     0
    20171732                             O            01/01/26
    0


    1477276          354/354             F          275,000.00
    ZZ
    NEGOSHIAN           EDWARD   H       360        274,575.92
     1
    12  HAVEN ROAD                     7.500          1,922.84
    60
                                       7.250          1,922.84
 461,300.00
    MEDFIELD         MA   02052          1            12/21/95
    00
    20172797                             05           02/01/96
     0
    20172797                             O            01/01/26
    0


    1477277          354/354             F          225,000.00
    ZZ
    WOLTERS             TIMOTHY          360        224,656.53
     1
    2085  KEOTA LN                     7.375          1,554.02
    85
                                       7.125          1,554.02
 264,730.00
    SUPERIOR         CO   80027          1            12/15/95
    01
    20173357                             03           02/01/96
    12
1


    20173357                             O            01/01/26
    0


    1477280          354/354             F          226,100.00
    ZZ
    LATTIG              GLENN    D       360        225,754.85
     1
    270  OAK GROVE COURT               7.375          1,561.62
    73
                                       7.125          1,561.62
 310,000.00
    MORGAN HILL      CA   95037          1            12/14/95
    00
    20173662                             05           02/01/96
     0
    20173662                             O            01/01/26
    0


    1477281          354/354             F          250,000.00
    ZZ
    CICCARELLI          THOMAS           360        249,819.05
     1
    187A  BEACON HILL ROAD             7.625          1,769.49
    80
                                       7.375          1,769.49
 312,500.00
    MARLBORO TWP     NJ   07751          1            01/02/96
    00
    20173738                             05           03/01/96
     0
    20173738                             O            02/01/26
    0


    1477282          354/354             F          216,000.00
    ZZ
    JONES, JR           ALFRED           360        215,730.54
     1
    4970 GATTUCIO DRIVE                8.375          1,641.76
    80
                                       8.125          1,641.76
 270,000.00
    SAN JOSE         CA   95124          2            12/11/95
    00
    20174397                             05           02/01/96
     0
    20174397                             O            01/01/26
    0


    1477285          354/354             F          269,000.00
    ZZ
    SANCHEZ             EDDIE            360        268,646.87
     1
    831  ROSEBUD DRIVE                 8.125          1,997.32
    90
                                       7.875          1,997.32
 299,000.00
    OXNARD           CA   93030          1            12/14/95
    10
    20174702                             05           02/01/96
    25
    20174702                             O            01/01/26
    0


    1477288          354/354             F          352,000.00
    ZZ
    TERRY               CURTIS           360        351,488.86
     1
    4  SIR ARTHURS COURT               7.625          2,491.43
    80
                                       7.375          2,491.43
 445,000.00
    SPARTA           NJ   07871          1            12/18/95
    04
    20175964                             05           02/01/96
    25
    20175964                             O            01/01/26
    0


1


    1477294          354/354             F          235,800.00
    ZZ
    JEWELL              JAMES    W       360        235,448.91
     1
    815 KENNETH PLACE SE               7.500          1,648.75
    90
                                       7.250          1,648.75
 262,000.00
    LEESBURG         VA   22075          1            12/29/95
    12
    20177358                             03           02/01/96
    25
    20177358                             O            01/01/26
    0


    1477297          354/354             F          285,000.00
    ZZ
    FINE                MARC             360        284,596.39
     1
    5761 N. PLEACITA ANGELICA          7.750          2,041.78
    75
                                       7.500          2,041.78
 384,750.00
    TUCSON           AZ   85718          1            12/21/95
    00
    20178612                             03           02/01/96
     0
    20178612                             O            01/01/26
    0


    1477302          354/354             F          260,000.00
    ZZ
    GIANDANA            RICHARD  R       360        259,631.81
     1
    #2 REED DRIVE                      7.750          1,862.67
    80
                                       7.500          1,862.67
 325,000.00
    LEANDER          TX   78645          1            12/29/95
    00
    20181921                             05           02/01/96
     0
    20181921                             O            01/01/26
    0


    1477309          354/354             F          228,000.00
    ZZ
    POWELL              ROBERT   B       360        227,700.69
     1
    9862 SOUTH CLAIRTON PLACE          8.125          1,692.90
    75
                                       7.875          1,692.90
 305,000.00
    HIGHLANDS RANCH  CO   80126          2            12/22/95
    00
    20185781                             03           02/01/96
     0
    20185781                             O            01/01/26
    0


    1477312          354/354             F          460,000.00
    ZZ
    ZHOU                JING             360        459,649.97
     1
    12200  VIA RONCOLE                 7.375          3,177.11
    80
                                       7.125          3,177.11
 575,000.00
    SARATOGA         CA   95070          1            01/10/96
    00
    20187316                             05           03/01/96
     0
    20187316                             O            02/01/26
    0


    1477313          354/354             F          255,000.00
    ZZ
    SHELTON             THEODORE R       360        254,820.02
     1
    1357  ABBOTT AVENUE                7.750          1,826.85
    57
                                       7.500          1,826.85
 455,000.00
1


    CAMPBELL         CA   95008          1            01/09/96
    00
    20187449                             05           03/01/96
     0
    20187449                             O            02/01/26
    0


    1477316          354/354             F          220,000.00
    ZZ
    TOOMEY              PAUL             360        219,688.44
     1
    3126  GOLDSMITH STREET             7.750          1,576.11
    80
                                       7.500          1,576.11
 275,000.00
    SAN DIEGO        CA   92106          1            12/20/95
    00
    20187969                             05           02/01/96
     0
    20187969                             O            01/01/26
    0


    1477319          354/354             F          272,700.00
    ZZ
    QUEVEDO             NELSON           360        271,609.29
     1
    1415  GARCIA AVE                   7.750          1,953.66
    90
                                       7.500          1,953.66
 303,000.00
    CORAL GABLES     FL   33146          1            12/19/95
    04
    20188454                             05           02/01/96
    25
    20188454                             O            01/01/26
    0


    1477320          354/354             F          414,000.00
    ZZ
    BABINCHAK           JOHN     A       360        413,684.98
     1
    649  WHITETAIL DRIVE               7.375          2,859.40
    72
                                       7.125          2,859.40
 583,000.00
    LEWISBERRY       PA   17339          2            01/19/96
    00
    20188488                             05           03/01/96
     0
    20188488                             O            02/01/26
    0


    1477323          354/354             F          311,050.00
    ZZ
    ADAIR               CHARLES  G       360        310,609.51
     1
    4610 LAUREL STREET                 7.750          2,228.40
    70
                                       7.500          2,228.40
 447,500.00
    BELLAIRE         TX   77401          2            12/26/95
    00
    20189395                             05           02/01/96
     0
    20189395                             O            01/01/26
    0


    1477327          354/354             F          335,000.00
    ZZ
    JOHNSTON            JOHN     C       360        334,775.22
     1
    5552  ST FRANCIS CIRCLE WEST       8.000          2,458.11
    68
                                       7.750          2,458.11
 495,000.00
    LOOMIS           CA   95650          2            01/03/96
    00
    20190419                             05           03/01/96
     0
    20190419                             O            02/01/26
    0
1




    1477330          354/354             F          300,000.00
    ZZ
    WALKER              MARK     R       360        299,585.73
     1
    5604  DITTMAR PLACE                7.875          2,175.21
    80
                                       7.625          2,175.21
 375,000.00
    DALLAS           TX   75229          1            12/22/95
    00
    20190856                             05           02/01/96
     0
    20190856                             O            01/01/26
    0


    1477332          354/354             F          300,000.00
    ZZ
    SUNBARGER           JOE      A       360        299,782.87
     1
    3201 HANOVER STREET                7.625          2,123.38
    65
                                       7.375          2,123.38
 465,000.00
    UNIVERSITY PARK  TX   75225          1            01/11/96
    00
    20191441                             05           03/01/96
     0
    20191441                             O            02/01/26
    0


    1477336          354/354             F          400,000.00
    ZZ
    SCRUGGS             WILLIAM  R       360        399,703.14
     1
    122  FIESTA WAY                    7.500          2,796.86
    89
                                       7.250          2,796.86
 450,000.00
    FT LAUDERDALE    FL   33301          1            01/12/96
    14
    20191961                             05           03/01/96
    25
    20191961                             O            02/01/26
    0


    1477339          354/354             F          305,000.00
    ZZ
    CASTEN              KENNETH  J       360        304,578.83
     1
    1408  GOAT TRAIL LOOP ROAD         7.875          2,211.46
    79
                                       7.625          2,211.46
 390,000.00
    MUKILTEO         WA   98275          2            12/06/95
    00
    20192852                             03           02/01/96
     0
    20192852                             O            01/01/26
    0


    1477341          354/354             F          247,000.00
    ZZ
    PETRIE              BRADLEY  C       360        246,658.92
     1
    9629  152ND STREET SOUTHEAST       7.875          1,790.92
    61
                                       7.625          1,790.92
 405,000.00
    SNOHOMISH        WA   98290          2            12/07/95
    00
    20192878                             05           02/01/96
     0
    20192878                             O            01/01/26
    0


    1477342          354/354             F          228,000.00
    ZZ
    CAMENKER            NEIL             360        227,839.08
     1
1


    2478 IVORY WAY                     7.750          1,633.42
    80
                                       7.500          1,633.42
 285,000.00
    OXNARD           CA   93030          1            12/29/95
    00
    20193108                             05           03/01/96
     0
    20193108                             O            02/01/26
    0


    1477345          354/354             F          228,000.00
    ZZ
    DOUGHERTY           JAMES    A       360        227,651.95
     1
    4122  TROWBRIDGE STREET            7.375          1,574.74
    78
                                       7.125          1,574.74
 292,315.00
    FAIRFAX          VA   22030          1            12/22/95
    00
    20196689                             09           02/01/96
     0
    20196689                             O            01/01/26
    0


    1477347          354/354             F          215,000.00
    ZZ
    ROSE                RONALD   R       360        214,848.25
     1
    350  ARTHUR AVENUE                 7.750          1,540.29
    65
                                       7.500          1,540.29
 331,473.00
    ROSELLE          IL   60172          1            01/12/96
    00
    20197448                             05           03/01/96
     0
    20197448                             O            02/01/26
    0


    1477348          354/354             F          236,800.00
    ZZ
    JONES               JOHN     S       360        236,619.81
     1
    39W054 RIDGE LINE ROAD             7.375          1,635.52
    80
                                       7.125          1,635.52
 296,000.00
    ST CHARLES       IL   60175          1            01/19/96
    00
    20197968                             05           03/01/96
     0
    20197968                             O            02/01/26
    0


    1477349          354/354             F          428,600.00
    ZZ
    LAMBERT             HENRY    W       360        428,273.87
     1
    913  CAPRI DRIVE                   7.375          2,960.23
    80
                                       7.125          2,960.23
 535,750.00
    CAMPBELL         CA   95008          1            01/04/96
    00
    20198073                             05           03/01/96
     0
    20198073                             O            02/01/26
    0


    1477353          354/354             F          304,000.00
    ZZ
    ATKINSON            JAMES    P       360        303,790.78
     1
    6110  HICKORY VALLEY ROAD          7.875          2,204.22
    80
                                       7.625          2,204.22
 380,000.00
    NASHVILLE        TN   37205          1            01/16/96
    00
    20199303                             05           03/01/96
     0
1


    20199303                             O            02/01/26
    0


    1477355          354/354             F          222,050.00
    ZZ
    CLARK               R        E       360        221,885.20
     1
    310  WHETSTONE COURT               7.500          1,552.61
    90
                                       7.250          1,552.61
 247,083.00
    GRANITE BAY      CA   95746          1            01/12/96
    04
    20200291                             05           03/01/96
    25
    20200291                             O            02/01/26
    0


    1477359          354/354             F          278,400.00
    ZZ
    BUNCH               HENRY            360        278,203.50
     1
    4111  CLEARWATER LANE              7.750          1,994.50
    80
                                       7.500          1,994.50
 348,000.00
    NAPERVILLE       IL   60563          1            01/04/96
    00
    20201752                             05           03/01/96
     0
    20201752                             O            02/01/26
    0


    1477362          354/354             F          400,000.00
    ZZ
    SUSSER              SAM      J       360        399,703.14
     1
    3835  OCEAN DRIVE                  7.500          2,796.86
    87
                                       7.250          2,796.86
 465,000.00
    CORPUS CHRISTI   TX   78411          1            01/10/96
    10
    20202701                             05           03/01/96
    25
    20202701                             O            02/01/26
    0


    1477363          354/354             F          296,000.00
    ZZ
    TUCKSON             WAYNE    B       360        295,811.25
     1
    1904  ROUND RIDGE ROAD             8.250          2,223.75
    80
                                       8.000          2,223.75
 370,000.00
    LOUISVILLE       KY   40207          2            01/16/96
    00
    20202834                             05           03/01/96
     0
    20202834                             O            02/01/26
    0


    1477365          354/354             F          353,900.00
    ZZ
    CARTER, III         SHELBY   H       360        353,656.44
     1
    8206 TYNDALE COVE                  7.875          2,566.03
    53
                                       7.625          2,566.03
 680,000.00
    AUSTIN           TX   78746          2            01/19/96
    00
    20203634                             03           03/01/96
     0
    20203634                             O            02/01/26
    0


1


    1477367          354/354             F          245,700.00
    ZZ
    NGUYEN              CHAUTHANHV       360        245,517.66
     1
    6161  ROSSITER COURT               7.500          1,717.97
    90
                                       7.250          1,717.97
 273,120.00
    MANASSAS         VA   22111          1            01/26/96
    10
    20203956                             03           03/01/96
    25
    20203956                             O            02/01/26
    0


    1477368          354/354             F          369,000.00
    ZZ
    BRYSON              PHILIP   M       360        368,719.22
     1
    2706  BARTONS BLUFF LANE           7.375          2,548.59
    90
                                       7.125          2,548.59
 410,000.00
    AUSTIN           TX   78746          1            01/12/96
    04
    20205027                             03           03/01/96
    25
    20205027                             O            02/01/26
    0


    1477370          354/354             F          460,000.00
    ZZ
    HOHMAN              J        A       360        459,675.33
     1
    23023  HOLLY HOLLOW STREET         7.750          3,295.50
    80
                                       7.500          3,295.50
 575,000.00
    TOMBALL          TX   77375          4            01/12/96
    00
    20205563                             05           03/01/96
     0
    20205563                             O            02/01/26
    0


    1477373          354/354             F          355,000.00
    ZZ
    DEROODE             ROBERT   L       360        354,755.69
     1
    37  LADUE ESTATES DRIVE            7.875          2,574.00
    87
                                       7.625          2,574.00
 410,000.00
    CREVE COEUR      MO   63141          2            01/12/96
    04
    20206272                             03           03/01/96
    25
    20206272                             O            02/01/26
    0


    1477374          354/354             F          344,000.00
    ZZ
    REUSCH, JR          JOHN     J       360        343,548.41
     1
    42  JASMINE STREET                 8.125          2,554.20
    80
                                       7.875          2,554.20
 430,000.00
    DENVER           CO   80220          2            12/22/95
    00
    20207528                             05           02/01/96
     0
    20207528                             O            01/01/26
    0


    1477377          354/354             F          262,800.00
    ZZ
    LOON                JIMMY            360        262,619.14
     1
    23553  SPIRES STREET               7.875          1,905.49
    90
                                       7.625          1,905.49
 292,000.00
1


    LOS ANGELES      CA   91304          2            01/10/96
    04
    20210266                             05           03/01/96
    25
    20210266                             O            02/01/26
    0


    1477381          354/354             F          257,000.00
    ZZ
    GILKES              DARWIN A.        360        256,618.61
     1
    824  ALAMOSA COURT                 7.750          1,841.18
    73
                                       7.500          1,841.18
 355,880.00
    NAPERVILLE       IL   60565          1            01/25/96
    00
    20226577                             05           03/01/96
     0
    20226577                             O            02/01/26
    0


    1477383          354/354             F          350,000.00
    ZZ
    LASSWELL            KEVIN    W       360        349,752.97
     1
    1227 JESSE COURT                   7.750          2,507.45
    71
                                       7.500          2,507.45
 495,750.00
    HIGHLANDS RANCH  CO   80126          1            01/26/96
    00
    20229324                             03           03/01/96
     0
    20229324                             O            02/01/26
    0


    1477385          354/354             F          225,000.00
    ZZ
    CRONIN              DANIEL   J       360        224,833.01
     1
    1709  GREEN DOWNS DR               7.500          1,573.24
    76
                                       7.250          1,573.24
 297,500.00
    RALEIGH          NC   27613          1            01/25/96
    00
    20232666                             03           03/01/96
     0
    20232666                             O            02/01/26
    0


    1477386          354/354             F          219,000.00
    ZZ
    BAKER               JEFFREY  L       360        218,837.47
     1
    4913 KARINGTON PLACE CT            7.500          1,531.28
    77
                                       7.250          1,531.28
 287,014.00
    ST LOUIS         MO   63129          1            01/26/96
    00
    20232849                             03           03/01/96
     0
    20232849                             O            02/01/26
    0


    1477388          354/354             F          441,000.00
    ZZ
    COKER               MICHAEL  R       360        439,919.95
     1
    5102  DURBAN COURT                 8.500          3,390.91
    72
                                       8.250          3,390.91
 617,000.00
    SAN JOSE         CA   95138          2            10/10/95
    00
    24000986                             03           12/01/95
     0
    24000986                             O            11/01/25
    0
1




    1477393          354/354             F          420,000.00
    ZZ
    KASLOW              MICHAEL          360        419,462.52
     1
    15454 SOUTH MOUNTAIN ROAD          8.250          3,155.32
    65
                                       8.000          3,155.32
 650,000.00
    SANTA PAULA      CA   93060          2            12/15/95
    00
    24018046                             05           02/01/96
     0
    24018046                             O            01/01/26
    0


    1477394          354/354             F          217,600.00
    ZZ
    NATHANSON           PAUL             360        216,964.01
     1
    10600  BURNSIDE LANDING            7.625          1,540.16
    80
                                       7.375          1,540.16
 272,000.00
    BURKE            VA   22015          1            10/08/95
    00
    24019010                             03           12/01/95
     0
    24019010                             O            11/01/25
    0


    1477395          354/354             F          347,445.00
    ZZ
    COHEN               MARGARET L       360        346,740.94
     1
    2692  RIVER ROAD                   8.000          2,549.43
    72
                                       7.750          2,549.43
 488,000.00
    VIRGINIA BEACH   VA   23451          4            11/10/95
    00
    24021313                             05           01/01/96
     0
    24021313                             O            12/01/25
    0


    1477398          354/354             F          251,750.00
    ZZ
    TROWERS             EUGENE   A       360        251,067.50
     1
    4602  94TH STREET                  8.000          1,847.26
    95
                                       7.750          1,847.26
 265,000.00
    LUBBOCK          TX   79424          1            10/12/95
    12
    24027062                             05           12/01/95
    30
    24027062                             O            11/01/25
    0


    1477400          354/354             F          240,000.00
    T
    SNIPES III          JOHN     D       360        239,332.80
     1
    135 SOUTHWEST BURLINGTON STREE     7.875          1,740.17
    80
                                       7.625          1,740.17
 300,000.00
    HOLDEN BEACH     NC   28462          1            10/17/95
    00
    24029282                             05           12/01/95
     0
    24029282                             O            11/01/25
    0


    1477402          354/354             F          226,950.00
    ZZ
    FIELD               ADRIAN   A       360        226,252.84
     1
1


    2784  MANSWAY DRIVE                7.375          1,567.49
    95
                                       7.125          1,567.49
 238,900.00
    HERNDON          VA   22070          1            10/13/95
    04
    24034928                             03           12/01/95
    30
    24034928                             O            11/01/25
    0


    1477404          354/354             F          284,000.00
    ZZ
    PETRERA             PASQUALE         360        283,230.07
     1
    1704  CARVER SQUARE                8.000          2,083.90
    80
                                       7.750          2,083.90
 355,000.00
    SALISBURY        MD   21801          1            10/30/95
    00
    24041402                             03           12/01/95
     0
    24041402                             O            11/01/25
    0


    1477407          354/354             F          255,000.00
    ZZ
    KRANTZ              WILLIAM  J       360        254,496.18
     1
    207  HOLLY ROAD                    8.125          1,893.37
    80
                                       7.875          1,893.37
 320,000.00
    EDGEWATER        MD   21037          2            11/13/95
    00
    24044281                             05           01/01/96
     0
    24044281                             O            12/01/25
    0


    1477408          354/354             F          247,550.00
    ZZ
    DAVIS, JR.          CLAUDE   H       360        246,878.90
     1
    615 CUMBERLAND DRIVE               8.000          1,816.44
    75
                                       7.750          1,816.44
 332,000.00
    NACOGDOCHES      TX   75961          2            10/17/95
    00
    24045379                             05           12/01/95
     0
    24045379                             O            11/01/25
    0


    1477409          354/354             F          221,550.00
    ZZ
    SCHOFIELD           JAMES    I       360        220,245.03
     1
    15122  NORTH TORMEY ROAD           8.000          1,625.66
    63
                                       7.750          1,625.66
 355,000.00
    NINE MILE FALLS  WA   99026          5            10/25/95
    00
    24046161                             05           12/01/95
     0
    24046161                             O            11/01/25
    0


    1477412          354/354             F          400,000.00
    ZZ
    MASTO               DANIEL   P       360        398,887.99
     1
    579 NORTH ALTA VISTA AVENUE        7.875          2,900.28
    52
                                       7.625          2,900.28
 778,500.00
    MONROVIA         CA   91016          2            10/25/95
    00
    24048357                             05           12/01/95
     0
1


    24048357                             O            11/01/25
    0


    1477419          354/354             F          300,000.00
    ZZ
    HILL                STEVEN           360        299,078.44
     1
    2406 CRESTVIEW ESTATES PLACE       7.375          2,072.03
    80
                                       7.125          2,072.03
 375,000.00
    ESCONDIDO        CA   92027          1            10/17/95
    00
    24058083                             05           12/01/95
     0
    24058083                             O            11/01/25
    0


    1477420          354/354             F          257,200.00
    ZZ
    BUICE               LINDA    T       360        256,502.74
     1
    7601 AFTON VILLA COURT             8.000          1,887.25
    80
                                       7.750          1,887.25
 321,500.00
    PLANO            TX   75025          1            10/23/95
    00
    24058166                             05           12/01/95
     0
    24058166                             O            11/01/25
    0


    1477422          354/354             F          229,950.00
    ZZ
    STUDHOLME           EDWARD   D       360        229,616.06
     1
    VSH 692                            7.625          1,627.58
    71
                                       7.375          1,627.58
 325,800.00
    BATESVILLE       VA   22924          1            12/22/95
    00
    24059016                             05           02/01/96
     0
    24059016                             O            01/01/26
    0


    1477423          354/354             F          360,000.00
    ZZ
    ALVER               JAMES    E       360        359,306.57
     1
    522  RIVERA DRIVE                  8.250          2,704.56
    80
                                       8.000          2,704.56
 450,000.00
    TAMPA            FL   33606          1            11/06/95
    00
    24061418                             05           01/01/96
     0
    24061418                             O            12/01/25
    0


    1477427          354/354             F          229,400.00
    ZZ
    LARIMER             JOHN     S       360        228,778.10
     1
    12995  DUPONT ROAD                 8.000          1,683.26
    90
                                       7.750          1,683.26
 255,000.00
    SEBASTOPOL       CA   95472          1            10/12/95
    14
    24065831                             05           12/01/95
    25
    24065831                             O            11/01/25
    0


1


    1477428          354/354             F          300,000.00
    ZZ
    STONER              ROBERT   E       360        299,596.08
     1
    4244  MILTON WAY                   8.000          2,201.29
    93
                                       7.750          2,201.29
 324,944.00
    LIVERMORE        CA   94550          1            12/18/95
    12
    24067373                             05           02/01/96
    30
    24067373                             O            01/01/26
    0


    1477430          354/354             F          307,200.00
    ZZ
    JACK                WILLIAM  A       360        306,324.28
     1
    905  SOARING EAGLE COURT           7.750          2,200.82
    77
                                       7.500          2,200.82
 400,000.00
    DAVIDSONVILLE    MD   21035          1            11/03/95
    00
    24069312                             03           12/01/95
     0
    24069312                             O            11/01/25
    0


    1477431          354/354             F          380,000.00
    ZZ
    MCCARTER            MARK             360        379,501.17
     1
    21439 CELTIC COURT                 8.125          2,821.49
    76
                                       7.875          2,821.49
 500,000.00
    CHATSWORTH AREA  CA   91311          2            12/07/95
    00
    24069445                             05           02/01/96
     0
    24069445                             O            01/01/26
    0


    1477433          354/354             F          270,000.00
    ZZ
    HIRTLER-GARVEY      KARIN            360        269,507.60
     1
    5211 WINDING BROOK ROAD            7.625          1,911.05
    80
                                       7.375          1,911.05
 340,000.00
    CHARLOTTE        NC   28226          1            12/15/95
    00
    24071037                             05           02/01/96
     0
    24071037                             O            01/01/26
    0


    1477434          354/354             F          230,000.00
    ZZ
    FAMA                GUSTAVO  G       360        229,360.61
     1
    311  SAYBROOK WAY                  7.875          1,667.66
    87
                                       7.625          1,667.66
 265,000.00
    VALLEJO          CA   94591          2            10/16/95
    12
    24071342                             05           12/01/95
    25
    24071342                             O            11/01/25
    0


    1477435          354/354             F          223,600.00
    ZZ
    BROFF               NANCY            360        223,086.43
     1
    4821  NORTH 25TH STREET            7.375          1,544.35
    80
                                       7.125          1,544.35
 279,500.00
1


    ARLINGTON        VA   22207          1            11/16/95
    00
    24071607                             05           01/01/96
     0
    24071607                             O            12/01/25
    0


    1477437          354/354             F          264,000.00
    ZZ
    CLAY                WILLIAM  M       360        263,451.35
     1
    6208  WESCOTT DRIVE                7.875          1,914.19
    80
                                       7.625          1,914.19
 330,000.00
    SUMMERFIELD      NC   27358          1            11/10/95
    00
    24073629                             05           01/01/96
     0
    24073629                             O            12/01/25
    0


    1477441          354/354             F          462,200.00
    ZZ
    HEISSNER            ROBERT   L       360        461,848.30
     1
    2614  LYLEWOOD DRIVE               7.375          3,192.30
    80
                                       7.125          3,192.30
 577,865.00
    PLEASANTON       CA   94588          1            01/08/96
    00
    24076796                             03           03/01/96
     0
    24076796                             O            02/01/26
    0


    1477442          354/354             F          218,650.00
    BB
    ABAYA               ARNOLD   M       360        217,796.57
     1
    949  HEATHER LANE                  8.375          1,661.90
    90
                                       8.125          1,661.90
 242,950.00
    SAN LORENZ       CA   94580          1            10/18/95
    12
    24076812                             05           12/01/95
    25
    24076812                             O            11/01/25
    0


    1477445          354/354             F          213,000.00
    ZZ
    MASON               JOANNE   G       360        212,436.98
     1
    757  AMANDA DRIVE                  8.125          1,581.52
    90
                                       7.875          1,581.52
 238,000.00
    SAN JOSE         CA   95136          1            10/16/95
    11
    24078891                             05           12/01/95
    25
    24078891                             O            11/01/25
    0


    1477446          354/354             F          428,100.00
    ZZ
    DOPPELHEUER         J        C       360        427,254.16
     1
    3  LAKE HOLLINGSWORTH DRIVE        8.125          3,178.64
    79
                                       7.875          3,178.64
 545,000.00
    LAKELAND         FL   33803          2            11/22/95
    00
    24079097                             05           01/01/96
     0
    24079097                             O            12/01/25
    0
1




    1477450          354/354             F          256,000.00
    ZZ
    MATTHEWS            ALEXANDERH       360        255,356.86
     1
    809  DUNCARDINE WAY                8.375          1,945.78
    90
                                       8.125          1,945.78
 285,000.00
    SUNNYVALE        CA   94087          1            10/16/95
    14
    24082703                             05           12/01/95
    25
    24082703                             O            11/01/25
    0


    1477454          354/354             F          208,800.00
    ZZ
    MORTON              JANICE   K       360        208,332.21
     1
    10743  BURR OAK WAY                7.500          1,459.96
    90
                                       7.250          1,459.96
 232,000.00
    BURKE            VA   22015          1            11/30/95
    12
    24085854                             03           01/01/96
    25
    24085854                             O            12/01/25
    0


    1477458          354/354             F          220,000.00
    ZZ
    DOUTY               RENEE    L       360        219,403.61
     1
    28382  VIA NANDINA                 8.000          1,614.28
    80
                                       7.750          1,614.28
 275,000.00
    LAGUNA NIGUEL    CA   92656          2            10/12/95
    00
    24087603                             03           12/01/95
     0
    24087603                             O            11/01/25
    0


    1477461          354/354             F          246,900.00
    ZZ
    CARSON--JR          JOSEPH   R       360        246,196.14
     1
    10389  SHEA WOODS DRIVE            7.750          1,768.83
    95
                                       7.500          1,768.83
 259,900.00
    COLLIERVILLE     TN   38017          1            10/20/95
    14
    24093155                             05           12/01/95
    30
    24093155                             O            11/01/25
    0


    1477467          354/354             F          348,800.00
    ZZ
    SKOURAS             PLATO    A       360        348,267.57
     1
    726  PALISADES DRIVE               7.375          2,409.07
    80
                                       7.125          2,409.07
 436,103.00
    PACIFIC PALISAD  CA   90272          1            12/07/95
    00
    24096356                             01           02/01/96
     0
    24096356                             O            01/01/26
    0


    1477469          354/354             F          296,000.00
    ZZ
    GILES               THOMAS   A       360        295,384.85
     1
1


    611  CRESS STREET                  7.875          2,146.21
    80
                                       7.625          2,146.21
 370,000.00
    LAGUNA BEACH     CA   92651          2            11/03/95
    00
    24097586                             05           01/01/96
     0
    24097586                             O            12/01/25
    0


    1477470          354/354             F          285,000.00
    ZZ
    URSCHEL             RICHARD  G       360        284,564.93
     1
    11327  PINE VALLEY CLUB DRIVE      7.375          1,968.43
    70
                                       7.125          1,968.43
 410,000.00
    CHARLOTTE        NC   28277          1            12/15/95
    00
    24099046                             03           02/01/96
     0
    24099046                             O            01/01/26
    0


    1477472          354/354             F          365,000.00
    ZZ
    CHENGER             JOSEPH   D       360        364,278.84
     1
    210 WILSONIA AVENUE                8.125          2,710.12
    74
                                       7.875          2,710.12
 495,000.00
    NASHVILLE        TN   37205          2            11/29/95
    00
    24100521                             05           01/01/96
     0
    24100521                             O            12/01/25
    0


    1477475          354/354             F          208,000.00
    ZZ
    PITTS               LYNN     C       360        207,533.99
     1
    5201  MORROWICK ROAD               7.500          1,454.37
    80
                                       7.250          1,454.37
 260,000.00
    CHARLOTTE        NC   28226          1            11/29/95
    00
    24100828                             05           01/01/96
     0
    24100828                             O            12/01/25
    0


    1477477          354/354             F          252,000.00
    ZZ
    WALLENFELS          MICHAEL  T       360        251,333.91
     1
    27  OAKWOOD DRIVE                  8.125          1,871.09
    80
                                       7.875          1,871.09
 315,000.00
    SAN RAFAEL       CA   94901          1            10/24/95
    00
    24101321                             05           12/01/95
     0
    24101321                             O            11/01/25
    0


    1477478          354/354             F          246,000.00
    ZZ
    PETERSON            THOMAS   A       360        245,381.95
     1
    4674  CYRUS WAY                    8.375          1,869.78
    80
                                       8.125          1,869.78
 309,000.00
    OCEANSIDE        CA   92056          2            10/19/95
    00
    24101354                             03           12/01/95
     0
1


    24101354                             O            11/01/25
    0


    1477481          354/354             F          333,000.00
    ZZ
    JONES--JR           ROY      S       360        331,977.07
     1
    6310  CARDINAL HILL PLACE          7.375          2,299.95
    90
                                       7.125          2,299.95
 371,725.00
    SPRINGFIELD      VA   22152          1            10/31/95
    04
    24105389                             03           12/01/95
    25
    24105389                             O            11/01/25
    0


    1477487          354/354             F          245,400.00
    ZZ
    KLEIN               JEFFREY  L       360        244,751.34
     1
    4863  BRIGHTON COURT               8.125          1,822.09
    90
                                       7.875          1,822.09
 272,778.00
    GRANITE BAY      CA   95746          1            10/24/95
    10
    24108573                             03           12/01/95
    25
    24108573                             O            11/01/25
    0


    1477491          354/354             F          263,250.00
    ZZ
    WEINBERG            ROBERT   S       360        262,702.91
     1
    24709  STONEGATE DRIVE             7.875          1,908.75
    65
                                       7.625          1,908.75
 405,000.00
    WEST HILLS       CA   91304          2            11/16/95
    00
    24110181                             03           01/01/96
     0
    24110181                             O            12/01/25
    0


    1477494          354/354             F          210,000.00
    ZZ
    YAZDANI             HAMID    R       360        209,710.01
     1
    107  SHADY CREEK TRAIL             7.875          1,522.65
    90
                                       7.625          1,522.65
 234,000.00
    CARY             NC   27513          1            12/08/95
    14
    24111445                             05           02/01/96
    25
    24111445                             O            01/01/26
    0


    1477498          354/354             F          279,000.00
    ZZ
    HAMMERLUND          WILLIAM  P       360        278,462.61
     1
    1221  PATIO COURT                  8.250          2,096.03
    79
                                       8.000          2,096.03
 355,000.00
    CAMPBELL         CA   95008          2            11/15/95
    00
    24113342                             05           01/01/96
     0
    24113342                             O            12/01/25
    0


1


    1477502          354/354             F          220,200.00
    ZZ
    CASTEL              JEFFREY          360        219,764.94
     1
    2622  RUHLAND AVENUE               8.125          1,634.98
    90
                                       7.875          1,634.98
 245,000.00
    REDONDO BEACH    CA   90278          1            11/09/95
    14
    24115404                             07           01/01/96
    25
    24115404                             O            12/01/25
    0


    1477507          354/354             F          215,000.00
    ZZ
    ISOLA               ANDREW   C       360        214,354.78
     1
    1408  CAMPING ROAD                 7.500          1,503.32
    72
                                       7.250          1,503.32
 300,000.00
    GILBERT          SC   29054          2            11/22/95
    00
    24117509                             03           01/01/96
     0
    24117509                             O            12/01/25
    0


    1477509          354/354             F          568,000.00
    T
    MORRISETTE, JR.     WILLIAM  F       360        566,789.52
     1
    7  SALTMEADOW ROAD                 7.750          4,069.23
    80
                                       7.500          4,069.23
 710,000.00
    WILMINGTON       NC   28405          1            11/17/95
    00
    24118010                             03           01/01/96
     0
    24118010                             O            12/01/25
    0


    1477510          354/354             F          300,000.00
    ZZ
    YUEN                ALBERT   C       360        299,436.68
     1
    331  WINWOOD AVENUE                8.375          2,280.22
    80
                                       8.125          2,280.22
 375,000.00
    PACIFICA         CA   94044          2            11/06/95
    00
    24119315                             05           01/01/96
     0
    24119315                             O            12/01/25
    0


    1477511          354/354             F          220,850.00
    ZZ
    WILLIAMS            ROGER    L       360        220,521.16
     1
    4009  WHISPERING LANE              7.500          1,544.22
    95
                                       7.250          1,544.22
 232,500.00
    ANNANDALE        VA   22003          1            12/15/95
    04
    24119372                             05           02/01/96
    30
    24119372                             O            01/01/26
    0


    1477512          354/354             F          375,000.00
    ZZ
    RUESCHER            HANNES           360        374,220.69
     1
    848  SAN JUDE AVENUE               7.875          2,719.01
    60
                                       7.625          2,719.01
 625,000.00
1


    PALO ALTO        CA   94306          1            11/02/95
    00
    24119489                             05           01/01/96
     0
    24119489                             O            12/01/25
    0


    1477518          354/354             F          224,950.00
    ZZ
    BURA                SCOTT    A       360        224,505.55
     1
    1518  CLARITA AVENUE               8.125          1,670.25
    90
                                       7.875          1,670.25
 250,000.00
    SAN JOSE         CA   95130          1            11/02/95
    04
    24122731                             05           01/01/96
    25
    24122731                             O            12/01/25
    0


    1477519          354/354             F          400,000.00
    ZZ
    SHERWOOD            BOZEMAN  K       360        399,731.61
     1
    1088  LIGHTHOUSE II                8.000          2,935.06
    80
                                       7.750          2,935.06
 500,000.00
    HILTON HEAD      SC   29928          1            01/17/96
    00
    24122830                             08           03/01/96
     0
    24122830                             O            02/01/26
    0


    1477520          354/354             F          280,500.00
    ZZ
    ARICO               VINCENT  J       360        279,959.72
     1
    14  SORBONNE                       8.250          2,107.30
    87
                                       8.000          2,107.30
 325,000.00
    LAGUNA NIGUEL    CA   92677          1            11/03/95
    12
    24125122                             03           01/01/96
    25
    24125122                             O            12/01/25
    0


    1477523          354/354             F          230,750.00
    ZZ
    BRADLEY             DARIN    S       360        229,878.41
     1
    1172  SHORECREST LANE              8.000          1,693.16
    90
                                       7.750          1,693.16
 256,400.00
    HUNTINGTON BEAC  CA   92648          1            11/03/95
    10
    24125437                             03           01/01/96
    25
    24125437                             O            12/01/25
    0


    1477524          354/354             F          210,000.00
    ZZ
    WHITMAN             JOHN             360        209,840.21
     1
    4823  SWINTON AVENUE               7.375          1,450.42
    90
                                       7.125          1,450.42
 234,000.00
    ENCINO AREA      CA   91436          1            01/17/96
    11
    24125684                             05           03/01/96
    25
    24125684                             O            02/01/26
    0
1




    1477525          354/354             F          649,950.00
    ZZ
    MULET               HAROLD   L       360        648,957.82
     1
    5203  HEATHROW HILLS DRIVE         7.375          4,489.05
    76
                                       7.125          4,489.05
 860,000.00
    BRENTWOOD        TN   37027          1            12/14/95
    00
    24126443                             03           02/01/96
     0
    24126443                             O            01/01/26
    0


    1477526          354/354             F          285,000.00
    ZZ
    DE GROOT            PETER    F       360        284,014.27
     1
    24935  OUTLOOK DRIVE               8.000          2,091.23
    40
                                       7.750          2,091.23
 715,000.00
    CARMEL           CA   93923          5            12/05/95
    00
    24126773                             05           02/01/96
     0
    24126773                             O            01/01/26
    0


    1477527          354/354             F          299,200.00
    ZZ
    BALDWIN, JR         BOYCE    D       240        297,665.93
     1
    228  SMITH KNOLLS ROAD             8.000          2,502.63
    80
                                       7.750          2,502.63
 374,000.00
    FAIRVIEW         NC   28730          1            11/29/95
    00
    24127128                             05           01/01/96
     0
    24127128                             O            12/01/15
    0


    1477531          354/354             F          257,400.00
    ZZ
    BARBER              JEFFREY  J       360        256,916.67
     1
    1069  DOLORES DRIVE                8.375          1,956.43
    90
                                       8.125          1,956.43
 286,000.00
    ALTADENA         CA   91001          1            11/24/95
    10
    24129363                             05           01/01/96
    25
    24129363                             O            12/01/25
    0


    1477532          354/354             F          270,000.00
    ZZ
    LIN                 CHANG-YUA        360        269,479.93
     1
    23106  AUDREY AVENUE               8.250          2,028.42
    58
                                       8.000          2,028.42
 470,000.00
    TORRANCE         CA   90505          2            11/16/95
    00
    24129413                             03           01/01/96
     0
    24129413                             O            12/01/25
    0


    1477533          354/354             F          287,000.00
    ZZ
    FILBIN              MICHAEL  M       360        286,403.57
     1
1


    13195  WATSONVILLE ROAD            7.875          2,080.95
    76
                                       7.625          2,080.95
 380,000.00
    MORGAN HILL      CA   95037          2            11/09/95
    00
    24129546                             05           01/01/96
     0
    24129546                             O            12/01/25
    0


    1477535          354/354             F          384,800.00
    ZZ
    MIMELES             DAVID    C       360        384,058.81
     1
    633  MORSE STREET                  8.250          2,890.87
    80
                                       8.000          2,890.87
 481,000.00
    SAN JOSE         CA   95126          2            11/03/95
    00
    24129942                             05           01/01/96
     0
    24129942                             O            12/01/25
    0


    1477540          354/354             F          300,000.00
    ZZ
    KANOFSKY            SAMUEL           360        299,392.10
     1
    235 SOUTH REEVES DRIVE NO. 102     8.000          2,201.29
    80
                                       7.750          2,201.29
 375,000.00
    BEVERLY HILLS    CA   90212          2            11/19/95
    00
    24132060                             01           01/01/96
     0
    24132060                             O            12/01/25
    0


    1477544          354/354             F          254,400.00
    ZZ
    COX                 KENNETH  C       360        253,884.48
     1
    941  FAIRVIEW DRIVE                8.000          1,866.70
    80
                                       7.750          1,866.70
 318,000.00
    WOODLAND         CA   95695          2            11/16/95
    00
    24135725                             05           01/01/96
     0
    24135725                             O            12/01/25
    0


    1477546          354/354             F          624,000.00
    ZZ
    RUSKIN              STEVEN   M       360        623,070.91
     1
    1740  RAMIRO ROAD                  7.500          4,363.10
    80
                                       7.250          4,363.10
 780,000.00
    SAN MARINO       CA   91108          1            12/08/95
    00
    24135923                             05           02/01/96
     0
    24135923                             O            01/01/26
    0


    1477548          354/354             F          220,000.00
    ZZ
    MICHELS             BRIAN    J       360        219,542.82
     1
    15  WHITE WAY                      7.875          1,595.15
    72
                                       7.625          1,595.15
 307,000.00
    SAN ANSELMO      CA   94960          1            11/10/95
    00
    24137283                             05           01/01/96
     0
1


    24137283                             O            12/01/25
    0


    1477562          354/354             F          222,000.00
    ZZ
    SHAHABI             MEHRDAD          360        221,701.09
     1
    1143  CROWNE DRIVE                 8.000          1,628.96
    90
                                       7.750          1,628.96
 248,000.00
    PASADENA         CA   91107          2            12/05/95
    12
    24145534                             09           02/01/96
    25
    24145534                             O            01/01/26
    0


    1477565          354/354             F          290,000.00
    ZZ
    SHUTT               RICHARD  A       360        289,609.53
     1
    9614 NORTH 23RD STREET             8.000          2,127.92
    78
                                       7.750          2,127.92
 375,000.00
    PHOENIX          AZ   85028          1            12/13/95
    00
    24146284                             03           02/01/96
     0
    24146284                             O            01/01/26
    0


    1477566          354/354             F          240,000.00
    ZZ
    BEI                 FREDERIC F       360        239,513.66
     1
    144  ARDMORE DRIVE                 8.000          1,761.04
    80
                                       7.750          1,761.04
 300,000.00
    SAN GABRIEL      CA   91775          1            11/27/95
    00
    24146730                             05           01/01/96
     0
    24146730                             O            12/01/25
    0


    1477567          354/354             F          262,500.00
    ZZ
    NAGEOTTE            RANDY    K       360        262,146.55
     1
    RT 1 BOX 5060                      8.000          1,926.14
    75
                                       7.750          1,926.14
 350,000.00
    BUMPASS          VA   23024          5            12/01/95
    00
    24148439                             05           02/01/96
     0
    24148439                             O            01/01/26
    0


    1477568          354/354             F          347,200.00
    ZZ
    RULO                CHRISTINAM       360        346,708.32
     1
    745  TENNYSON DRIVE                7.750          2,487.38
    80
                                       7.500          2,487.38
 434,000.00
    LIVERMORE        CA   94550          1            12/19/95
    00
    24148785                             05           02/01/96
     0
    24148785                             O            01/01/26
    0


1


    1477572          354/354             F          307,800.00
    ZZ
    THOMPSON            KIRBY    A       360        307,571.56
     1
    1825  CASTLEWAY LANE               7.500          2,152.19
    80
                                       7.250          2,152.19
 387,800.00
    ATLANTA          GA   30345          1            01/31/96
    00
    24152167                             05           03/01/96
     0
    24152167                             O            02/01/26
    0


    1477574          354/354             F          226,680.00
    ZZ
    CREARY              HORACE   O       360        226,524.00
     1
    17015 SOUTHWEST 64TH COURT         7.875          1,643.59
    80
                                       7.625          1,643.59
 284,000.00
    FORT LAUDERDALE  FL   33331          2            01/25/96
    00
    24153843                             05           03/01/96
     0
    24153843                             O            02/01/26
    0


    1477578          354/354             F          236,000.00
    ZZ
    KASPER              ROBERT   A       360        235,457.93
     1
    7509  LYNN DRIVE                   7.375          1,630.00
    80
                                       7.125          1,630.00
 295,000.00
    CHEVY CHASE      MD   20815          1            11/29/95
    00
    24154916                             05           01/01/96
     0
    24154916                             O            12/01/25
    0


    1477585          354/354             F          247,000.00
    ZZ
    ANDREWS             TERRENCE A       360        246,641.32
     1
    826  SPRING STREET                 7.625          1,748.25
    57
                                       7.375          1,748.25
 440,000.00
    SAUSALITO        CA   94965          2            12/12/95
    00
    24161077                             05           02/01/96
     0
    24161077                             O            01/01/26
    0


    1477589          354/354             F          256,500.00
    ZZ
    LIWANAG             ROLAND           360        255,993.21
     1
    1030 EAST HARVARD ROAD             8.125          1,904.51
    90
                                       7.875          1,904.51
 285,000.00
    BURBANK          CA   91501          2            11/28/95
    04
    24164980                             05           01/01/96
    25
    24164980                             O            12/01/25
    0


    1477590          354/354             F          492,150.00
    ZZ
    EVENSON             PAUL     R       360        491,435.32
     1
    39  SAVONA COURT                   7.625          3,483.41
    80
                                       7.375          3,483.41
 615,195.00
1


    DANVILLE         CA   94526          1            12/15/95
    00
    24165870                             03           02/01/96
     0
    24165870                             O            01/01/26
    0


    1477593          354/354             F          223,000.00
    ZZ
    LAWRIE              DEAN     C       360        222,570.48
     1
    102  MCDERBY COURT                 8.250          1,675.32
    70
                                       8.000          1,675.32
 320,000.00
    FOLSOM           CA   95630          2            11/30/95
    00
    24168221                             05           01/01/96
     0
    24168221                             O            12/01/25
    0


    1477594          354/354             F          233,700.00
    ZZ
    HIEBERT             BRYAN    W       360        233,385.33
     1
    20755  OLD TOWN ROAD               8.000          1,714.81
    90
                                       7.750          1,714.81
 260,000.00
    TEHACHAPI        CA   93581          2            12/26/95
    12
    24169898                             05           02/01/96
    25
    24169898                             O            01/01/26
    0


    1477597          354/354             F          290,000.00
    ZZ
    CHAPPELL            DOUGLAS  B       360        289,589.31
     1
    1781  FRIAR TUCK ROAD              7.750          2,077.60
    80
                                       7.500          2,077.60
 365,000.00
    ATLANTA          GA   30309          2            12/21/95
    00
    24171217                             05           02/01/96
     0
    24171217                             O            01/01/26
    0


    1477598          354/354             F          400,000.00
    ZZ
    KING                ROBERT   L       360        399,404.42
     1
    4755  HILLSBOROUGH DR              7.500          2,796.86
    80
                                       7.250          2,796.86
 500,000.00
    PETALUMA         CA   94954          1            12/12/95
    00
    24171357                             03           02/01/96
     0
    24171357                             O            01/01/26
    0


    1477599          354/354             F          355,000.00
    ZZ
    CAIRY               TERRY            360        354,471.43
     1
    2719 SOUTH CITRUS AVENUE           7.500          2,482.21
    76
                                       7.250          2,482.21
 470,000.00
    WEST COVINA      CA   91791          1            12/07/95
    00
    24172041                             05           02/01/96
     0
    24172041                             O            01/01/26
    0
1




    1477605          354/354             F          378,000.00
    ZZ
    PRICE               MARK     S       360        377,712.36
     1
    3005  SPIGGS REQUEST WAY           7.375          2,610.76
    76
                                       7.125          2,610.76
 502,000.00
    MITCHELLVILLE    MD   20721          2            12/28/95
    00
    24173882                             03           03/01/96
     0
    24173882                             O            02/01/26
    0


    1477606          354/354             F          232,000.00
    ZZ
    RYAN                JOAN     E       360        232,000.00
     1
    6338  MASTERS BOULEVARD            7.625          1,642.09
    80
                                       7.375          1,642.09
 290,000.00
    ORLANDO          FL   32819          1            02/06/96
    00
    24175119                             01           04/01/96
     0
    24175119                             O            03/01/26
    0


    1477607          354/354             F          302,000.00
    ZZ
    CHOUDHRY            VASDEV           360        301,613.52
     1
    40865  CANYON HEIGHTS DRIVE        8.250          2,268.83
    78
                                       8.000          2,268.83
 390,000.00
    FREMONT          CA   94539          2            12/04/95
    00
    24175630                             05           02/01/96
     0
    24175630                             O            01/01/26
    0


    1477608          354/354             F          264,000.00
    ZZ
    NEARN II            WILLIAM  T       360        263,597.01
     1
    2840  LATHAM DRIVE                 7.375          1,823.38
    80
                                       7.125          1,823.38
 330,000.00
    SACRAMENTO       CA   95864          1            12/15/95
    00
    24175689                             05           02/01/96
     0
    24175689                             O            01/01/26
    0


    1477612          354/354             F          500,000.00
    ZZ
    DUDDY               MICHAEL  J       360        499,309.54
     1
    360  DUNEMERE DRIVE                7.875          3,625.35
    77
                                       7.625          3,625.35
 650,000.00
    LA JOLLA         CA   92037          2            12/22/95
    00
    24176570                             05           02/01/96
     0
    24176570                             O            01/01/26
    0


    1477613          354/354             F          624,000.00
    ZZ
    DOBALIAN            DANIEL           360        623,070.91
     1
1


    6834 EAST HIDDEN OAKS LANE         7.500          4,363.10
    80
                                       7.250          4,363.10
 780,000.00
    ORANGE           CA   92667          2            12/21/95
    00
    24177438                             03           02/01/96
     0
    24177438                             O            01/01/26
    0


    1477614          354/354             F          492,000.00
    ZZ
    RAETHER             DAVID            360        491,370.38
     1
    1742  WARWICK ROAD                 8.250          3,696.23
    70
                                       8.000          3,696.23
 705,000.00
    SAN MARINO       CA   91108          2            12/18/95
    00
    24178493                             05           02/01/96
     0
    24178493                             O            01/01/26
    0


    1477615          354/354             F          279,600.00
    ZZ
    CHIN                FREDERICKA       360        277,087.17
     1
    42672  BARON STREET                7.500          1,955.00
    78
                                       7.250          1,955.00
 360,000.00
    FREMONT          CA   94539          2            12/16/95
    00
    24178675                             05           02/01/96
     0
    24178675                             O            01/01/26
    0


    1477617          354/354             F          350,000.00
    T
    TOBIAS              JOANNA   R       360        349,746.68
     1
    3  PRICE'S ALLEY                   7.625          2,477.28
    74
                                       7.375          2,477.28
 475,000.00
    CHARLESTON       SC   29401          1            01/16/96
    00
    24179095                             05           03/01/96
     0
    24179095                             O            02/01/26
    0


    1477618          354/354             F          290,000.00
    ZZ
    HEIM                JAMES    M       360        289,779.33
     1
    3842  CLIFTON MANOR PLACE          7.375          2,002.96
    80
                                       7.125          2,002.96
 362,500.00
    HAYMARKET        VA   22069          1            01/19/96
    00
    24179145                             03           03/01/96
     0
    24179145                             O            02/01/26
    0


    1477619          354/354             F          287,200.00
    ZZ
    MANGUM              CHRISTOPHD       360        286,997.29
     1
    1466 NORTH DECATUR ROAD            7.750          2,057.54
    80
                                       7.500          2,057.54
 359,000.00
    ATLANTA          GA   30306          1            01/24/96
    00
    24179475                             05           03/01/96
     0
1


    24179475                             O            02/01/26
    0


    1477622          354/354             F          250,800.00
    ZZ
    HANSEN              SUSANNE  E       360        250,470.77
     1
    530  ZEPHYR CIRCLE                 8.125          1,862.18
    70
                                       7.875          1,862.18
 362,000.00
    DANVILLE         CA   94526          2            12/19/95
    00
    24180069                             03           02/01/96
     0
    24180069                             O            01/01/26
    0


    1477623          354/354             F          232,000.00
    ZZ
    NAJARIAN            RICHARD  J       360        231,671.45
     1
    26091  TALEGA AVENUE               7.750          1,662.08
    80
                                       7.500          1,662.08
 290,000.00
    LAGUNA HILLS     CA   92653          2            12/07/95
    00
    24180663                             03           02/01/96
     0
    24180663                             O            01/01/26
    0


    1477624          354/354             F          492,000.00
    ZZ
    FISCHER             GEORGE   H       360        491,337.56
     1
    1647  LARKFIELD AVENUE             8.000          3,610.12
    74
                                       7.750          3,610.12
 670,000.00
    THOUSAND OAKS    CA   91362          2            12/14/95
    00
    24180671                             03           02/01/96
     0
    24180671                             O            01/01/26
    0


    1477625          354/354             F          243,000.00
    ZZ
    ALVARADO            FREDERIC         360        242,580.33
     1
    1468  CORTE DE THAIS               8.125          1,804.27
    80
                                       7.875          1,804.27
 305,000.00
    SAN JOSE         CA   95118          2            12/15/95
    00
    24180879                             05           02/01/96
     0
    24180879                             O            01/01/26
    0


    1477626          354/354             F          329,600.00
    ZZ
    RAPPAPORT           MARK             360        329,167.34
     1
    10437  ILONA AVENUE                8.125          2,447.27
    80
                                       7.875          2,447.27
 412,000.00
    LOS ANGELES      CA   90064          1            12/13/95
    00
    24180911                             05           02/01/96
     0
    24180911                             O            01/01/26
    0


1


    1477629          354/354             F          228,000.00
    ZZ
    DE CABOOTER         ARTHUR   W       360        227,700.71
     1
    7925 EAST NORTH LANE               8.125          1,692.89
    72
                                       7.875          1,692.89
 321,000.00
    SCOTTSDALE       AZ   85258          2            12/07/95
    00
    24181208                             03           02/01/96
     0
    24181208                             O            01/01/26
    0


    1477630          354/354             F          571,500.00
    T
    CARRITHERS          SANDRA   J       360        571,065.13
     1
    DEEP NECK ROAD                     7.375          3,947.21
    71
                                       7.125          3,947.21
 810,000.00
    COROLLA          NC   27927          2            01/22/96
    00
    24182024                             03           03/01/96
     0
    24182024                             O            02/01/26
    0


    1477632          354/354             F          212,800.00
    ZZ
    DONEGAN             JAMES    T       360        212,483.15
     1
    104  ABERDEEN ROAD                 7.500          1,487.93
    95
                                       7.250          1,487.93
 224,000.00
    ROCKVILLE        MD   20850          1            12/13/95
    14
    24182347                             05           02/01/96
    30
    24182347                             O            01/01/26
    0


    1477639          354/354             F          304,000.00
    ZZ
    BARRETT             PETER    A       360        303,580.19
     1
    3834  MACOMB STREET NW             7.875          2,204.22
    80
                                       7.625          2,204.22
 380,000.00
    WASHINGTON       DC   20016          1            12/21/95
    00
    24184350                             05           02/01/96
     0
    24184350                             O            01/01/26
    0


    1477640          354/354             F          250,000.00
    ZZ
    ZIMMERMAN           RICHARD  E       360        249,636.97
     1
    5695  POGLIA COURT                 7.625          1,769.48
    52
                                       7.375          1,769.48
 487,700.00
    SAN JOSE         CA   95138          1            12/07/95
    00
    24184517                             03           02/01/96
     0
    24184517                             O            01/01/26
    0


    1477641          354/354             F          300,800.00
    ZZ
    CHENEY              RICHARD  E       360        300,576.76
     1
    104  WILD TURKEY TRAIL             7.500          2,103.24
    80
                                       7.250          2,103.24
 376,000.00
1


    CHAPEL HILL      NC   27516          1            01/30/96
    00
    24184970                             03           03/01/96
     0
    24184970                             O            02/01/26
    0


    1477646          354/354             F          361,250.00
    ZZ
    SWEETLAND           TIMOTHY  D       360        360,975.12
     1
    2535  DEODAR CIRCLE                7.375          2,495.06
    85
                                       7.125          2,495.06
 425,000.00
    PASADENA         CA   91107          1            01/04/96
    14
    24186678                             05           03/01/96
    12
    24186678                             O            02/01/26
    0


    1477647          354/354             F          235,000.00
    ZZ
    PROULX              PAUL     N       360        234,667.21
     1
    25391  ADRIANA STREET              7.750          1,683.57
    90
                                       7.500          1,683.57
 263,000.00
    MISSION VIEJO    CA   92691          2            12/26/95
    04
    24186975                             05           02/01/96
    25
    24186975                             O            01/01/26
    0


    1477648          354/354             F          228,000.00
    ZZ
    LEUNG               LISA     Y       360        227,685.15
     1
    1  CHANCERY LANE                   7.875          1,653.16
    80
                                       7.625          1,653.16
 285,000.00
    SAN FRANCISCO    CA   94112          1            12/12/95
    00
    24187007                             03           02/01/96
     0
    24187007                             O            01/01/26
    0


    1477649          354/354             F          237,500.00
    ZZ
    MILLER              DAVID    D       360        237,273.74
     1
    536  BEACON KNOLL LANE             7.500          1,660.64
    95
                                       7.250          1,660.64
 250,000.00
    FORT MILL        SC   29715          1            01/31/96
    12
    24187130                             03           03/01/96
    30
    24187130                             O            02/01/26
    0


    1477650          354/354             F          285,000.00
    ZZ
    FLUENT              LYNDA    L       360        284,339.93
     1
    367  PEARL STREET                  7.500          1,992.77
    78
                                       7.250          1,992.77
 370,000.00
    LAGUNA BEACH     CA   92651          2            12/21/95
    00
    24187221                             05           02/01/96
     0
    24187221                             O            01/01/26
    0
1




    1477651          354/354             F          233,500.00
    ZZ
    BROOKS              JOHN     C       360        233,193.47
     1
    949  DOREL DRIVE                   8.125          1,733.74
    75
                                       7.875          1,733.74
 314,000.00
    SAN JOSE         CA   95132          2            12/21/95
    00
    24188021                             05           02/01/96
     0
    24188021                             O            01/01/26
    0


    1477652          354/354             F          247,600.00
    ZZ
    CONTRESCERI SR      CHARLES  J       360        247,433.86
     1
    7729 EAST CEDAR CREEK WAY          8.000          1,816.80
    73
                                       7.750          1,816.80
 340,000.00
    ORANGE           CA   92669          2            02/01/96
    00
    24188062                             05           03/01/96
     0
    24188062                             O            02/01/26
    0


    1477653          354/354             F          408,000.00
    ZZ
    ADAIR               FRANK            360        407,438.13
     1
    2639  EATON AVENUE                 8.000          2,993.76
    77
                                       7.750          2,993.76
 535,000.00
    REDWOOD CITY     CA   94062          2            12/14/95
    00
    24188393                             05           02/01/96
     0
    24188393                             O            01/01/26
    0


    1477655          354/354             F          265,100.00
    ZZ
    CACCIATORE          ANTHONY  J       360        264,903.26
     1
    11503  HARE TRAIL                  7.500          1,853.62
    80
                                       7.250          1,853.62
 332,000.00
    AUSTIN           TX   78726          2            01/26/96
    00
    24188807                             05           03/01/96
     0
    24188807                             O            02/01/26
    0


    1477657          354/354             F          238,000.00
    ZZ
    MEYOUHAS            AVRAHAM          360        237,679.55
     1
    9123  JELLICO AVENUE               8.000          1,746.36
    85
                                       7.750          1,746.36
 280,000.00
    NORTHRIDGE AREA  CA   91325          1            12/22/95
    12
    24189052                             05           02/01/96
    12
    24189052                             O            01/01/26
    0


    1477661          354/354             F          306,300.00
    ZZ
    BANIGAN II          BRUCE    H       360        306,099.64
     1
1


    24262  FAIRWAY LANE                8.125          2,274.27
    88
                                       7.875          2,274.27
 350,000.00
    COTO DE CAZA AR  CA   92679          2            01/11/96
    04
    24189458                             03           03/01/96
    25
    24189458                             O            02/01/26
    0


    1477662          354/354             F          392,000.00
    ZZ
    TRAGER              MICHAEL  D       360        391,401.60
     1
    4010  MANSION DRIVE NW             7.375          2,707.45
    80
                                       7.125          2,707.45
 490,000.00
    WASHINGTON       DC   20007          1            12/26/95
    00
    24189805                             07           02/01/96
     0
    24189805                             O            01/01/26
    0


    1477664          354/354             F          265,000.00
    ZZ
    MORRIS              ROBERT   K       360        264,652.13
     1
    5801  CHAMBERTIN DRIVE             8.125          1,967.62
    80
                                       7.875          1,967.62
 331,447.00
    SAN JOSE         CA   95118          1            12/05/95
    00
    24190696                             03           02/01/96
     0
    24190696                             O            01/01/26
    0


    1477668          354/354             F          295,000.00
    ZZ
    HACK                MAURICE  M       360        294,781.07
     1
    1220  MARLBOROUGH ROAD             7.500          2,062.68
    48
                                       7.250          2,062.68
 620,000.00
    HILLSBOROUGH     CA   94010          5            01/04/96
    00
    24191926                             05           03/01/96
     0
    24191926                             O            02/01/26
    0


    1477671          354/354             F          254,300.00
    ZZ
    BRADLEY             RONALD   D       360        253,930.72
     1
    12928  NORTH A1A                   7.625          1,799.92
    75
                                       7.375          1,799.92
 340,000.00
    VERO BEACH       FL   32963          1            12/29/95
    00
    24193070                             05           02/01/96
     0
    24193070                             O            01/01/26
    0


    1477674          354/354             F          232,000.00
    ZZ
    GITTINGS            DARIN    C       360        231,654.56
     1
    520 SOUTH BAYVIEW AVENUE           7.500          1,622.18
    90
                                       7.250          1,622.18
 260,000.00
    SUNNYVALE        CA   94086          2            12/21/95
    10
    24193401                             05           02/01/96
    25
1


    24193401                             O            01/01/26
    0


    1477675          354/354             F          475,000.00
    ZZ
    ESTRADA             PAUL             360        475,000.00
     1
    1469  FAIRWAY DRIVE                7.375          3,280.71
    71
                                       7.125          3,280.71
 675,000.00
    LOS ALTOS        CA   94024          1            02/01/96
    00
    24193716                             05           04/01/96
     0
    24193716                             O            03/01/26
    0


    1477678          354/354             F          300,000.00
    ZZ
    WONG                SUNNY    S       360        299,564.36
     1
    615  CAMBRIDGE STREET              7.625          2,123.38
    79
                                       7.375          2,123.38
 380,000.00
    SAN FRANCISCO    CA   94134          1            12/19/95
    00
    24195844                             07           02/01/96
     0
    24195844                             O            01/01/26
    0


    1477680          354/354             F          213,600.00
    ZZ
    AMICK               BRYAN    K       360        213,312.38
     1
    3461  TRACY DRIVE                  8.000          1,567.33
    80
                                       7.750          1,567.33
 267,000.00
    SANTA CLARA      CA   95051          1            12/19/95
    00
    24196164                             05           02/01/96
     0
    24196164                             O            01/01/26
    0


    1477685          354/354             F          350,000.00
    ZZ
    PRINGLE             JAMES    A       360        349,491.75
     1
    7750  WENTWORTH DRIVE              7.625          2,477.28
    54
                                       7.375          2,477.28
 650,000.00
    DULUTH           GA   30155          1            12/22/95
    00
    24198095                             03           02/01/96
     0
    24198095                             O            01/01/26
    0


    1477686          354/354             F          217,000.00
    ZZ
    ALBRIGHT III        HAROLD   D       360        216,825.88
     1
    7311  RUDWICK LANE                 7.375          1,498.77
    74
                                       7.125          1,498.77
 295,000.00
    CHARLOTTE        NC   28226          1            01/30/96
    00
    24198798                             05           03/01/96
     0
    24198798                             O            02/01/26
    0


1


    1477689          354/354             F          280,000.00
    ZZ
    MCMANIS             GERALD   L       360        279,797.34
     1
    44  MEETING STREET                 7.625          1,981.83
    80
                                       7.375          1,981.83
 352,500.00
    CHARLESTON       SC   29401          1            01/12/96
    00
    24199598                             05           03/01/96
     0
    24199598                             O            02/01/26
    0


    1477692          354/354             F          285,300.00
    ZZ
    MCCARTHY            KEVIN    R       360        284,895.98
     1
    284  LONGBRANCH ROAD               7.750          2,043.92
    90
                                       7.500          2,043.92
 317,000.00
    SIMI VALLEY      CA   93065          1            12/26/95
    12
    24201576                             03           02/01/96
    25
    24201576                             O            01/01/26
    0


    1477697          354/354             F          258,750.00
    ZZ
    CROCKETT            PAUL     D       360        258,383.56
     1
    6624  PASEO NOCHE                  7.750          1,853.72
    90
                                       7.500          1,853.72
 287,500.00
    CAMARILLO        CA   93041          1            12/26/95
    10
    24205957                             05           02/01/96
    25
    24205957                             O            01/01/26
    0


    1477701          354/354             F          266,000.00
    ZZ
    BARTELS             DEANNA   T       360        265,821.52
     1
    130  DOHERTY WAY                   8.000          1,951.81
    73
                                       7.750          1,951.81
 365,000.00
    REDWOOD CITY     CA   94061          2            01/08/96
    00
    24208654                             05           03/01/96
     0
    24208654                             O            02/01/26
    0


    1477706          354/354             F          576,000.00
    ZZ
    VINE                JOHN     M       360        575,593.46
     1
    8621  BURDETTE ROAD                7.750          4,126.54
    80
                                       7.500          4,126.54
 720,000.00
    BETHESDA         MD   20817          2            01/26/96
    00
    24213449                             05           03/01/96
     0
    24213449                             O            02/01/26
    0


    1477709          354/354             F          270,800.00
    ZZ
    GEARHART            GERALD   L       360        270,599.03
     1
    10071  CRYSTAL CREEK DRIVE         7.500          1,893.47
    77
                                       7.250          1,893.47
 352,000.00
1


    SACRAMENTO       CA   95829          2            01/23/96
    00
    24217911                             05           03/01/96
     0
    24217911                             O            02/01/26
    0


    1477714          354/354             F          236,000.00
    ZZ
    JOYNER              DORA     C       360        235,820.42
     1
    1621  SOUTH TRAVIS CIRCLE          7.375          1,630.00
    80
                                       7.125          1,630.00
 295,000.00
    IRVING           TX   75038          1            01/26/96
    00
    24222713                             03           03/01/96
     0
    24222713                             O            02/01/26
    0


    1477715          354/354             F          314,500.00
    ZZ
    BROWN               MARK     K       360        314,283.57
     1
    27140  BIDWELL LANE                7.875          2,280.34
    90
                                       7.625          2,280.34
 349,900.00
    VALENCIA AREA    CA   91354          1            01/23/96
    11
    24223265                             03           03/01/96
    25
    24223265                             O            02/01/26
    0


    1477719          354/354             F          316,000.00
    ZZ
    VIVIAN              SCOTT    P       360        315,776.97
     1
    2402  CROSS STREET                 7.750          2,263.86
    80
                                       7.500          2,263.86
 395,000.00
    RIVERSIDE        CA   92503          1            01/25/96
    00
    24226342                             05           03/01/96
     0
    24226342                             O            02/01/26
    0


    1477722          354/354             F          470,000.00
    ZZ
    CLAYTON             SHIRLEY  L       360        469,651.19
     1
    22  CAMPO BELLO                    7.500          3,286.31
    66
                                       7.250          3,286.31
 715,000.00
    MENLO PARK       CA   94025          2            01/17/96
    00
    24229627                             05           03/01/96
     0
    24229627                             O            02/01/26
    0


    1477724          354/354             F          380,000.00
    ZZ
    NERCESSIAN          GARABET          360        379,710.85
     1
    3030  EMERALD ISLE DR              7.375          2,624.57
    80
                                       7.125          2,624.57
 475,000.00
    GLENDALE         CA   91206          2            01/25/96
    00
    24230955                             05           03/01/96
     0
    24230955                             O            02/01/26
    0
1




    1477726          354/354             F          337,600.00
    ZZ
    DONAHUE             DANIEL   E       360        335,248.25
     1
    402  ALEXANDRIA CIRCLE             7.625          2,389.52
    80
                                       7.375          2,389.52
 422,000.00
    SOUTHLAKE        TX   76092          2            01/29/96
    00
    24231375                             03           03/01/96
     0
    24231375                             O            02/01/26
    0


    1477729          354/354             F          287,950.00
    ZZ
    WEESE               LEROY    A       360        287,664.45
     1
    2451  MIDDLEFIELD ROAD             7.875          2,087.84
    90
                                       7.625          2,087.84
 320,000.00
    PALO ALTO        CA   94301          1            01/17/96
    11
    24234551                             05           03/01/96
    25
    24234551                             O            02/01/26
    0


    1477730          354/354             F          319,000.00
    ZZ
    BUSUIOC             DOREL            360        318,785.96
     1
    11700  MARIPOSA BAY LANE           8.000          2,340.71
    79
                                       7.750          2,340.71
 405,000.00
    NORTHRIDGE       CA   91326          2            01/19/96
    00
    24237083                             03           03/01/96
     0
    24237083                             O            02/01/26
    0


    1477733          354/354             F          343,000.00
    ZZ
    WOLFE               MICHAEL  B       360        342,763.95
     1
    4245  ST. CLAIRE AVENUE            7.875          2,486.99
    69
                                       7.625          2,486.99
 500,000.00
    STUDIO CITY ARE  CA   91604          2            01/24/96
    00
    24244089                             05           03/01/96
     0
    24244089                             O            02/01/26
    0


    1477734          354/354             F          231,150.00
    ZZ
    COYLE               BILL             360        230,990.92
     1
    9720  WEDDINGTON CIRCLE            7.875          1,676.00
    57
                                       7.625          1,676.00
 406,000.00
    GRANITE BAY      CA   95746          4            01/24/96
    00
    24245268                             03           03/01/96
     0
    24245268                             O            02/01/26
    0


    1477735          354/354             F          386,500.00
    ZZ
    STONE               DAVID    K       360        385,242.05
     1
1


    1833  PORT RENWICK PLACE           7.375          2,669.46
    79
                                       7.125          2,669.46
 490,000.00
    NEWPORT BEACH    CA   92660          2            01/25/96
    00
    24246324                             03           03/01/96
     0
    24246324                             O            02/01/26
    0


    1477736          354/354             F          283,500.00
    ZZ
    CAMPBELL            CHRISTOPHB       360        283,284.27
     1
    1430  FINLEY LANE                  7.375          1,958.07
    90
                                       7.125          1,958.07
 315,000.00
    ALAMO            CA   94507          1            01/23/96
    12
    24246456                             05           03/01/96
    25
    24246456                             O            02/01/26
    0


    1477737          354/354             F          224,000.00
    ZZ
    DEMIRJIAN           WILLIAM  B       360        223,833.76
     1
    194 WEST GAINSBOROUGH ROAD         7.500          1,566.24
    90
                                       7.250          1,566.24
 250,000.00
    THOUSAND OAKS    CA   91360          2            01/29/96
    14
    24246555                             05           03/01/96
    25
    24246555                             O            02/01/26
    0


    1477739          354/354             F          342,000.00
    ZZ
    MURATA              GARY             360        341,752.48
     1
    9051 E HARNEY LANE                 7.625          2,420.65
    90
                                       7.375          2,420.65
 380,000.00
    LODI             CA   95240          1            01/22/96
    14
    24249773                             05           03/01/96
    25
    24249773                             O            02/01/26
    0


    1477740          354/354             F          460,000.00
    ZZ
    HRASTINSKI          MICHAEL          360        459,683.43
     1
    990  PILARCITOS AVENUE             7.875          3,335.32
    79
                                       7.625          3,335.32
 585,000.00
    HALF MOON BAY    CA   94019          2            01/23/96
    00
    24251472                             05           03/01/96
     0
    24251472                             O            02/01/26
    0


    1477741          354/354             F          468,000.00
    ZZ
    BEAM                JAMES    A       360        467,652.67
     1
    1511  OLD RANCH ESTATES DRIVE      7.500          3,272.33
    80
                                       7.250          3,272.33
 585,000.00
    SAN RAMON        CA   94583          2            01/29/96
    00
    24255424                             05           03/01/96
     0
1


    24255424                             O            02/01/26
    0


    1477747          354/354             F          355,200.00
    ZZ
    MCRAE               KENNETH  M       360        354,936.39
     1
    3347  PRAIRIE DRIVE                7.500          2,483.61
    80
                                       7.250          2,483.61
 444,000.00
    PLEASANTON       CA   94588          1            01/25/96
    00
    24259897                             03           03/01/96
     0
    24259897                             O            02/01/26
    0


    1477748          354/354             F          223,000.00
    ZZ
    CASEY               TERI     J       360        222,850.37
     1
    560 EAST THIRD STREET              8.000          1,636.30
    80
                                       7.750          1,636.30
 280,000.00
    CHICO            CA   95928          2            01/29/96
    00
    24259962                             05           03/01/96
     0
    24259962                             O            02/01/26
    0


    1477750          354/354             F          245,400.00
    ZZ
    LAPIERRE            KEVIN    R       360        245,400.00
     1
    1064  VISTA POINTE CIRCLE          7.375          1,694.92
    90
                                       7.125          1,694.92
 273,000.00
    SAN RAMON        CA   94583          1            02/01/96
    12
    24263790                             03           04/01/96
    25
    24263790                             O            03/01/26
    0


    1477751          354/354             F          296,670.00
    ZZ
    O'NEIL              STEPHEN  J       360        296,444.25
     1
    2211  GLEN CANYON ROAD             7.375          2,049.03
    90
                                       7.125          2,049.03
 333,000.00
    ALTADENA         CA   91001          1            01/30/96
    11
    24264541                             05           03/01/96
    20
    24264541                             O            02/01/26
    0


    1477752          354/354             F          247,000.00
    ZZ
    STARESINICH         CRAIG            360        246,816.69
     1
    213 NORTH LUCIA AVENUE #A          7.500          1,727.06
    90
                                       7.250          1,727.06
 275,000.00
    REDONDO BEACH    CA   90277          1            01/26/96
    11
    24264590                             01           03/01/96
    25
    24264590                             O            02/01/26
    0


1


    1477755          354/354             F          276,000.00
    ZZ
    BEVARD              JOHN             360        276,000.00
     1
    712 NORTH BEL AIRE DRIVE           7.500          1,929.84
    80
                                       7.250          1,929.84
 345,000.00
    BURBANK          CA   91501          1            02/06/96
    00
    24291007                             05           04/01/96
     0
    24291007                             O            03/01/26
    0


    1477757          429/429             F          215,900.00
    ZZ
    STROTHER            DAVID            360        215,473.41
     1
    39228 HEATHERBROOK STREET          8.125          1,603.06
    80
                                       7.875          1,603.06
 269,900.00
    FARMINGTON HILL  MI   48331          1            11/29/95
    00
    10061075                             03           01/01/96
     0
    10061075                             O            12/01/25
    0


    1477780          429/429             F          346,750.00
    ZZ
    CHAMBERS JR         WILLIAM  W       360        346,098.88
     1
    5075 TEMPLE HILLS ROAD             8.375          2,635.56
    58
                                       8.125          2,635.56
 600,000.00
    TEMPLE HILLS     MD   20748          2            11/22/95
    00
    21319025                             05           01/01/96
     0
    21319025                             O            12/01/25
    0


    1477782          429/429             F          256,400.00
    ZZ
    MARGOLIN            ANDREW   S       360        255,811.07
     1
    5909 WILMETT ROAD                  7.375          1,770.90
    95
                                       7.125          1,770.90
 269,900.00
    BETHESDA         MD   20817          1            11/30/95
    11
    21324926                             05           01/01/96
    30
    21324926                             O            12/01/25
    0


    1477853          439/728             F          305,300.00
    ZZ
    DEO                 RAJENDRA         360        305,071.14
     1
    2442 GLEN DUFF WAY                 7.450          2,124.26
    90
                                       7.200          2,124.26
 339,243.00
    SAN JOSE         CA   95148          1            01/19/96
    10
    0380350562                           05           03/01/96
    25
    1816156                              O            02/01/26
    0


    1477854          439/728             F          310,000.00
    ZZ
    FINDLAY             RICHARD          360        309,772.23
     1
    1608 WOODGLEN LANE                 7.550          2,178.19
    90
                                       7.300          2,178.19
 345,000.00
1


    ALTADENA         CA   91001          2            01/11/96
    10
    0380350638                           05           03/01/96
    25
    1817944                              O            02/01/26
    0


    1477855          439/728             F          214,200.00
    ZZ
    HAMON               DANIEL   R       360        214,039.42
     1
    1165 TROPICAL AVENUE               7.450          1,490.40
    90
                                       7.200          1,490.40
 238,000.00
    PASADENA         CA   91107          1            01/23/96
    10
    0380350679                           05           03/01/96
    25
    1825453                              O            02/01/26
    0


    1477856          439/728             F          300,000.00
    ZZ
    ROSEBERRY           ROBERT   A       360        299,777.35
     1
    1395 MUNRO AVENUE                  7.500          2,097.65
    80
                                       7.250          2,097.65
 375,000.00
    CAMPBELL         CA   95008          1            01/19/96
    00
    0380350687                           05           03/01/96
     0
    1825480                              O            02/01/26
    0


    1477857          439/728             F          320,000.00
    ZZ
    WALLACE             KENNETH  W       360        319,764.87
     1
    20025 SEA GULL WAY                 7.550          2,248.46
    59
                                       7.300          2,248.46
 550,000.00
    SARATOGA         CA   95070          1            01/19/96
    00
    0380350695                           05           03/01/96
     0
    1826097                              O            02/01/26
    0


    1477858          439/728             F          486,000.00
    ZZ
    PRESTA              RON      E       360        485,650.01
     1
    10 CHERRY HILLS LANE               7.650          3,448.24
    50
                                       7.400          3,448.24
 972,000.00
    NEWPORT BEACH    CA   92660          2            01/22/96
    00
    0380350703                           05           03/01/96
     0
    1826264                              O            02/01/26
    0


    1477859          439/728             F          241,000.00
    ZZ
    BEATTY              KEVIN    G       360        240,828.18
     1
    115 COMSTOCK ROAD                  7.700          1,718.24
    90
                                       7.450          1,718.24
 268,000.00
    HOLLISTER        CA   95023          1            12/29/95
    10
    0380350729                           05           03/01/96
    25
    1827754                              O            02/01/26
    0
1




    1477860          439/728             F          268,000.00
    ZZ
    MANCINI             JOSEPH   A       360        268,000.00
     1
    302 OCEAN AVENUE                   7.550          1,883.08
    80
                                       7.300          1,883.08
 335,000.00
    NORTHPORT        NY   11768          1            02/01/96
    00
    0380350737                           05           04/01/96
     0
    1829642                              O            03/01/26
    0


    1477861          439/728             F          337,500.00
    ZZ
    DANGER              REINHARD         360        337,271.23
     1
    139 SOUTH THORNE GROVE DRIVE       7.950          2,464.71
    75
                                       7.700          2,464.71
 450,000.00
    VERNON HILLS     IL   60061          2            01/25/96
    00
    0380350752                           05           03/01/96
     0
    1829832                              O            02/01/26
    0


    1477862          439/728             F          243,000.00
    ZZ
    CROCKETT            MARCUS           360        242,821.46
     1
    16205 SHADE TREE LANE              7.550          1,707.42
    90
                                       7.300          1,707.42
 270,000.00
    CHINO HILLS      CA   91709          1            01/18/96
    10
    0380350778                           05           03/01/96
    25
    1829992                              O            02/01/26
    0


    1477863          439/728             F          280,000.00
    ZZ
    REHMAT              AMIR             360        279,810.21
     1
    1413 DARIEN CLUB DRIVE             7.950          2,044.79
    56
                                       7.700          2,044.79
 500,000.00
    DARIEN           IL   60561          2            01/26/96
    00
    0380350786                           05           03/01/96
     0
    1830683                              O            02/01/26
    0


    1477864          439/728             F          270,000.00
    ZZ
    BRYANT              EDDIE    L       360        269,795.57
     1
    5805 SHENANDOAH AVENUE             7.400          1,869.43
    86
                                       7.150          1,869.43
 317,000.00
    LOS ANGELES      CA   90056          1            01/22/96
    10
    0380350851                           05           03/01/96
    25
    1830869                              O            02/01/26
    0


    1477865          439/728             F          276,700.00
    ZZ
    GRATNY              GARY             360        276,700.00
     1
1


    665 RIVERSIDE DRIVE                7.750          1,982.32
    90
                                       7.500          1,982.32
 307,500.00
    SAN JOSE         CA   95125          1            02/01/96
    10
    0380350877                           05           04/01/96
    25
    1830907                              O            03/01/26
    0


    1477866          439/728             F          475,000.00
    ZZ
    MARRONE             FRANK    R       360        474,678.04
     1
    29728 BUGGYWHIP COURT              7.950          3,468.84
    74
                                       7.700          3,468.84
 645,000.00
    CANYON LAKE      CA   92587          2            01/11/96
    00
    0380350885                           03           03/01/96
     0
    1831337                              O            02/01/26
    0


    1477867          439/728             F          280,000.00
    ZZ
    KLEIN               DONALD   M       360        279,810.21
     1
    677 SOUTH MCCADDEN PLACE           7.950          2,044.79
    80
                                       7.700          2,044.79
 350,000.00
    LOS ANGELES      CA   90005          1            01/22/96
    00
    0380350943                           05           03/01/96
     0
    1832131                              O            02/01/26
    0


    1477868          439/728             F          256,000.00
    ZZ
    ELDER               CHRISTOPHJ       360        255,815.64
     1
    407 THE LANE                       7.650          1,816.36
    80
                                       7.400          1,816.36
 320,000.00
    HINSDALE         IL   60521          1            01/31/96
    00
    0380350950                           05           03/01/96
     0
    1832612                              O            02/01/26
    0


    1477869          439/728             F          216,800.00
    ZZ
    MASTROMARINO        JOHN             360        216,651.55
     1
    103 SONDGROTH WAY                  7.900          1,575.72
    80
                                       7.650          1,575.72
 271,000.00
    MOUNTAIN VIEW    CA   94040          1            01/19/96
    00
    0380350984                           05           03/01/96
     0
    1832623                              O            02/01/26
    0


    1477870          439/728             F          382,900.00
    ZZ
    VARADACHARI         MURLI            360        382,627.01
     1
    1290 ALTAMEAD DRIVE                7.700          2,729.93
    90
                                       7.450          2,729.93
 425,444.00
    LOS ALTOS        CA   94024          1            01/26/96
    10
    0380351065                           05           03/01/96
    25
1


    1832673                              O            02/01/26
    0


    1477871          439/728             F          284,000.00
    ZZ
    SMITH               ALAN     M       360        283,791.32
     1
    40 INNER CIRCLE                    7.550          1,995.51
    80
                                       7.300          1,995.51
 355,000.00
    REDWOOD CITY     CA   94062          1            01/18/96
    00
    0380351131                           05           03/01/96
     0
    1832829                              O            02/01/26
    0


    1477872          439/728             F          337,500.00
    ZZ
    KERR                BEN      O       360        337,249.53
     1
    28531 FIELDBROOK                   7.500          2,359.85
    90
                                       7.250          2,359.85
 375,000.00
    MISSION VIEJO    CA   92692          1            01/31/96
    10
    0380351180                           05           03/01/96
    25
    1833292                              O            02/01/26
    0


    1477873          439/728             F          522,000.00
    ZZ
    CLAR                MICHAEL  J       360        521,649.75
     1
    6923 PASEO LARED                   8.000          3,830.25
    80
                                       7.750          3,830.25
 660,000.00
    LA JOLLA         CA   92037          2            01/11/96
    00
    0380351198                           05           03/01/96
     0
    1833294                              O            02/01/26
    0


    1477874          439/728             F          279,000.00
    ZZ
    BLACK JR            BENJAMIN H       360        278,817.49
     1
    213 VIA ALAMEDA                    8.125          2,071.57
    90
                                       7.875          2,071.57
 310,000.00
    TORRANCE         CA   90277          2            01/16/96
    10
    0380351834                           05           03/01/96
    25
    1833379                              O            02/01/26
    0


    1477875          439/728             F          321,800.00
    ZZ
    MARLOW              STEPHEN  D       360        321,599.99
     1
    4 WINCHESTER                       8.375          2,445.91
    89
                                       8.125          2,445.91
 365,000.00
    IRVINE           CA   92720          2            01/17/96
    10
    0380351826                           03           03/01/96
    25
    1833396                              O            02/01/26
    0


1


    1477876          439/728             F          322,000.00
    ZZ
    DUPRE SR            JOSEPH   M       360        321,763.41
     1
    1147 SAGA STREET                   7.550          2,262.51
    70
                                       7.300          2,262.51
 460,000.00
    GLENDORA         CA   91741          1            01/26/96
    00
    0380351339                           05           03/01/96
     0
    1833629                              O            02/01/26
    0


    1477877          439/728             F          240,000.00
    ZZ
    DRISCOLL            RICHARD  P       360        240,000.00
     1
    11903 STEPPING STONE LANE          7.750          1,719.39
    51
                                       7.500          1,719.39
 475,000.00
    HOUSTON          TX   77024          1            02/01/96
    00
    0380351438                           05           04/01/96
     0
    1833642                              O            03/01/26
    0


    1477878          439/728             F          312,000.00
    ZZ
    WHEELER             STEVEN   A       360        311,766.12
     1
    539 FRONTIER WAY                   7.450          2,170.88
    80
                                       7.200          2,170.88
 390,000.00
    TEMPLETON        CA   93465          1            01/19/96
    00
    0380351479                           05           03/01/96
     0
    1833692                              O            02/01/26
    0


    1477879          439/728             F          263,000.00
    ZZ
    PETRUCELLI          SALVADOR         360        262,810.60
     1
    2176 WEST BIRCH AVENUE             7.650          1,866.03
    76
                                       7.400          1,866.03
 350,000.00
    FRESNO           CA   93711          2            01/25/96
    00
    0380351511                           05           03/01/96
     0
    1834023                              O            02/01/26
    0


    1477880          439/728             F          277,800.00
    ZZ
    AVANESS             HENRIK           360        277,609.78
     1
    1641 GREENBRIAR ROAD               7.900          2,019.07
    80
                                       7.650          2,019.07
 347,300.00
    GLENDALE         CA   91207          1            01/19/96
    00
    0380351529                           05           03/01/96
     0
    1834033                              O            02/01/26
    0


    1477881          439/728             F          264,000.00
    ZZ
    LANGDON             WILLIAM  J       360        263,831.66
     1
    5520 CAMINO CALUROSO               8.250          1,983.34
    88
                                       8.000          1,983.34
 303,000.00
1


    YORBA LINDA      CA   92687          2            01/18/96
    10
    0380351792                           05           03/01/96
    25
    1834162                              O            02/01/26
    0


    1477882          439/728             F          246,000.00
    ZZ
    NGUYEN              QUINN            360        245,843.13
     1
    789 KYLE STREET                    8.250          1,848.12
    90
                                       8.000          1,848.12
 276,000.00
    SAN JOSE         CA   95127          2            01/19/96
    10
    0380351560                           05           03/01/96
    25
    1834183                              O            02/01/26
    0


    1477883          439/728             F          329,000.00
    ZZ
    SHUMWAY             NOEL     J       360        328,758.26
     1
    4 ECHO PLACE                       7.550          2,311.70
    66
                                       7.300          2,311.70
 505,000.00
    LARKSPUR         CA   94939          2            01/23/96
    00
    0380351602                           05           03/01/96
     0
    1834214                              O            02/01/26
    0


    1477884          439/728             F          595,000.00
    ZZ
    MASTERSON           EDWARD   T       360        594,620.59
     1
    3905 ARROYO SORRENTO ROAD          8.250          4,470.04
    66
                                       8.000          4,470.04
 905,000.00
    SAN DIEGO        CA   92130          2            01/25/96
    00
    0380351677                           05           03/01/96
     0
    1834262                              O            02/01/26
    0


    1477885          439/728             F          304,000.00
    ZZ
    UECKER              DAVID            360        303,790.79
     1
    398 HILLCREST DRIVE                7.875          2,204.21
    78
                                       7.625          2,204.21
 390,000.00
    ENCINITAS        CA   92024          2            01/17/96
    00
    0380351685                           05           03/01/96
     0
    1834276                              O            02/01/26
    0


    1477886          439/728             F          566,000.00
    ZZ
    BOLLERT             STEVEN   J       360        565,639.08
     1
    3414 FORTUNA RANCH ROAD            8.250          4,252.17
    77
                                       8.000          4,252.17
 740,000.00
    ENCINITAS        CA   92024          2            01/24/96
    00
    0380351693                           05           03/01/96
     0
    1834439                              O            02/01/26
    0
1




    1477887          439/728             F          492,000.00
    ZZ
    LEE                 GILBERT  W       360        491,652.75
     1
    5238 OCEAN BREEZE COURT            7.750          3,524.75
    80
                                       7.500          3,524.75
 615,000.00
    SAN DIEGO        CA   92109          2            01/24/96
    00
    0380351701                           05           03/01/96
     0
    1834464                              O            02/01/26
    0


    1477888          439/728             F          436,000.00
    ZZ
    HSU                 DARREN   S       360        435,699.95
     1
    21074 MARCY COURT                  7.875          3,161.30
    80
                                       7.625          3,161.30
 545,000.00
    CUPERTINO        CA   95014          2            01/19/96
    00
    0380351073                           05           03/01/96
     0
    1834481                              O            02/01/26
    0


    1477889          439/728             F          635,000.00
    ZZ
    TAIX                RAYMOND  M       360        634,560.78
     1
    3586 EAST CALIFORNIA BOULEVARD     7.850          4,593.18
    70
                                       7.600          4,593.18
 910,000.00
    PASADENA         CA   91107          5            01/25/96
    00
    0380351099                           05           03/01/96
     0
    1834485                              O            02/01/26
    0


    1477890          439/728             F          233,000.00
    ZZ
    CUMMINGS            DAVID            360        232,843.66
     1
    421 WASHINGTON STREET              8.000          1,709.67
    76
                                       7.750          1,709.67
 310,000.00
    EL SEGUNDO       CA   90245          2            01/18/96
    00
    0380351107                           05           03/01/96
     0
    1834524                              O            02/01/26
    0


    1477891          439/728             F          564,000.00
    ZZ
    TIMMONS             STEVE            360        563,621.57
     1
    1373 CREST ROAD                    8.000          4,138.43
    80
                                       7.750          4,138.43
 705,000.00
    DEL MAR          CA   92014          1            01/19/96
    00
    0380351115                           05           03/01/96
     0
    1834526                              O            02/01/26
    0


    1477892          439/728             F          338,700.00
    ZZ
    GOLDIN              PAUL     E       360        338,466.91
     1
1


    24626 CALLE ARDILLA                7.875          2,455.81
    80
                                       7.625          2,455.81
 425,000.00
    CALABASAS        CA   91302          2            01/19/96
    00
    0380351123                           03           03/01/96
     0
    1834535                              O            02/01/26
    0


    1477893          439/728             F          398,500.00
    ZZ
    HELM                HUGH     H       360        398,245.89
     1
    236 VIA EBOLI                      8.250          2,993.80
    60
                                       8.000          2,993.80
 675,000.00
    NEWPORT BEACH    CA   92663          2            01/22/96
    00
    0380351149                           03           03/01/96
     0
    1834545                              O            02/01/26
    0


    1477894          439/728             F          316,000.00
    ZZ
    DASTMALCHI          DARIUSH          360        315,782.53
     1
    220 ELDER COURT                    7.875          2,291.22
    80
                                       7.625          2,291.22
 395,000.00
    SAN RAMON        CA   94583          2            01/24/96
    00
    0380351156                           05           03/01/96
     0
    1834550                              O            02/01/26
    0


    1477895          439/728             F          291,000.00
    ZZ
    WILHITE             STEVEN   F       360        290,799.74
     1
    13270 OCEAN VISTA ROAD             7.875          2,109.95
    72
                                       7.625          2,109.95
 405,000.00
    SAN DIEGO        CA   92130          2            01/23/96
    00
    0380351164                           03           03/01/96
     0
    1834558                              O            02/01/26
    0


    1477896          439/728             F          385,000.00
    ZZ
    RILEY               JEFFREY  L       360        384,735.04
     1
    35 AGIA                            7.875          2,791.52
    88
                                       7.625          2,791.52
 440,000.00
    LAGUNA NIGUEL    CA   92677          2            01/18/96
    10
    0380351784                           03           03/01/96
    25
    1834563                              O            02/01/26
    0


    1477897          439/728             F          580,000.00
    ZZ
    LOVE                DAVID    M       360        579,610.84
     1
    16535 VIA DE SANTA FE              8.000          4,255.83
    75
                                       7.750          4,255.83
 775,000.00
    RNCHO SANTA FE   CA   92067          2            01/18/96
    00
    0380351206                           05           03/01/96
     0
1


    1834568                              O            02/01/26
    0


    1477898          439/728             F          330,000.00
    ZZ
    BROWN               ROBERT   O       360        329,778.58
     1
    12241 AVENIDA CONSENTIDO           8.000          2,421.42
    78
                                       7.750          2,421.42
 425,000.00
    SAN DIEGO        CA   92128          2            01/18/96
    00
    0380351214                           03           03/01/96
     0
    1834570                              O            02/01/26
    0


    1477900          439/728             F          320,000.00
    ZZ
    JARVI               STEPHEN  M       360        319,757.71
     1
    441 REPOSADO DRIVE                 7.400          2,215.62
    80
                                       7.150          2,215.62
 400,000.00
    LA HABRA HEIGHT  CA   90631          1            01/24/96
    00
    0380351230                           05           03/01/96
     0
    1834584                              O            02/01/26
    0


    1477901          439/728             F          398,500.00
    ZZ
    CARPIO              EDUARDO          360        398,224.36
     1
    9425 SOUTH MADISON STREET          7.850          2,882.49
    62
                                       7.600          2,882.49
 650,000.00
    BURR RIDGE       IL   60521          2            01/24/96
    00
    0380351263                           05           03/01/96
     0
    1834702                              O            02/01/26
    0


    1477902          439/728             F          366,000.00
    ZZ
    SCHALBERG           RICHARD  M       360        365,760.58
     1
    12140 SOUTH RIVIERA                8.125          2,717.54
    80
                                       7.875          2,717.54
 462,000.00
    TUSTIN           CA   92680          2            01/23/96
    00
    0380351271                           03           03/01/96
     0
    1834904                              O            02/01/26
    0


    1477904          439/728             F          332,000.00
    ZZ
    WELLER              RONALD   K       360        331,777.23
     1
    10615 SNYDER ROAD                  8.000          2,436.10
    68
                                       7.750          2,436.10
 490,000.00
    LA MESA          CA   91941          2            01/16/96
    00
    0380351289                           05           03/01/96
     0
    1835211                              O            02/01/26
    0


1


    1477905          439/728             F          300,000.00
    ZZ
    BALDRIDGE           EUGENE   T       360        299,803.76
     1
    562 BELLEFONTAINE STREET           8.125          2,227.49
    48
                                       7.875          2,227.49
 629,000.00
    PASADENA         CA   91105          2            01/22/96
    00
    0380351297                           05           03/01/96
     0
    1835346                              O            02/01/26
    0


    1477906          439/728             F          273,600.00
    ZZ
    MIRANDA             JENNER   A       360        273,425.53
     1
    3450 EMERALD ISLE DRIVE            8.250          2,055.47
    79
                                       8.000          2,055.47
 347,000.00
    GLENDALE         CA   91206          2            01/25/96
    00
    0380351305                           05           03/01/96
     0
    1835487                              O            02/01/26
    0


    1477907          439/728             F          230,000.00
    ZZ
    PFEIFER             STAN     J       360        229,834.36
     1
    1239 SEMINOLE DRIVE                7.650          1,631.89
    74
                                       7.400          1,631.89
 315,000.00
    FORT LAUDERDALE  FL   33304          1            01/30/96
    00
    0380351313                           05           03/01/96
     0
    1835645                              O            02/01/26
    0


    1477908          439/728             F          243,700.00
    ZZ
    ANGEL               JOHN     W       360        243,531.43
     1
    855 TAMARACK DRIVE                 7.850          1,762.77
    75
                                       7.600          1,762.77
 325,000.00
    SAN RAFAEL       CA   94903          1            01/23/96
    00
    0380351321                           05           03/01/96
     0
    1835755                              O            02/01/26
    0


    1477910          439/728             F          276,000.00
    ZZ
    CHANG               RONG-JONG        360        275,810.06
     1
    804 BEAVER COURT                   7.875          2,001.19
    51
                                       7.625          2,001.19
 545,000.00
    FREMONT          CA   94539          2            01/19/96
    00
    0380351347                           03           03/01/96
     0
    1835941                              O            02/01/26
    0


    1477911          439/728             F          364,000.00
    ZZ
    BERTIGNOLI          MARK             360        363,773.76
     1
    615 14TH STREET                    8.375          2,766.66
    90
                                       8.125          2,766.66
 405,000.00
1


    HUNTINGTON BEAC  CA   92648          2            01/25/96
    10
    0380351354                           05           03/01/96
    25
    1836075                              O            02/01/26
    0


    1477912          439/728             F          248,400.00
    ZZ
    CYPHER              DOUGLAS  A       360        248,245.61
     1
    6942 MIMOSA DRIVE                  8.375          1,888.02
    63
                                       8.125          1,888.02
 400,000.00
    CARLSBAD         CA   92009          2            01/24/96
    00
    0380351388                           03           03/01/96
     0
    1836096                              O            02/01/26
    0


    1477913          439/728             F          242,000.00
    ZZ
    STEPEK              DAVID    F       360        241,820.40
     1
    31 PARADISE COVE                   7.500          1,692.10
    57
                                       7.250          1,692.10
 425,000.00
    LAGUNA NIGUEL    CA   92677          2            01/24/96
    00
    0380351396                           03           03/01/96
     0
    1836101                              O            02/01/26
    0


    1477914          439/728             F          217,900.00
    ZZ
    STEINBACH           LEON     R       360        217,757.46
     1
    4340 DEODAR DRIVE                  8.125          1,617.90
    73
                                       7.875          1,617.90
 300,000.00
    YORBA LINDA      CA   92686          2            01/23/96
    00
    0380351404                           05           03/01/96
     0
    1836261                              O            02/01/26
    0


    1477915          439/728             F          240,000.00
    ZZ
    SCZUBELEK           STEPHEN  G       360        239,846.96
     1
    1227 COUNTRYWOOD LANE              8.250          1,803.04
    89
                                       8.000          1,803.04
 270,000.00
    VISTA            CA   92083          2            01/25/96
    10
    0380351412                           03           03/01/96
    25
    1836353                              O            02/01/26
    0


    1477916          439/728             F          292,000.00
    ZZ
    EDWARDS             GARY             360        291,793.91
     1
    15325 LAZY CREEK ROAD              7.750          2,091.92
    80
                                       7.500          2,091.92
 365,000.00
    EL CAJON         CA   92021          1            01/25/96
    00
    0380351818                           05           03/01/96
     0
    1836367                              O            02/01/26
    0
1




    1477917          439/728             F          353,100.00
    ZZ
    BOREN               WILLIAM  M       360        352,845.71
     1
    2906 MIDLANE STREET                7.650          2,505.30
    73
                                       7.400          2,505.30
 485,000.00
    HOUSTON          TX   77027          2            01/26/96
    00
    0380351420                           03           03/01/96
     0
    1836507                              O            02/01/26
    0


    1477919          439/728             F          405,800.00
    ZZ
    THAU                ROBERT   H       360        405,527.71
     1
    222 SOUTH CADBOURNE AVENUE         8.000          2,977.62
    31
                                       7.750          2,977.62
1,339,000.00
    LOS ANGELES      CA   90049          2            01/24/96
    00
    0380351461                           05           03/01/96
     0
    1836638                              O            02/01/26
    0


    1477920          439/728             F          392,000.00
    ZZ
    PHAN                CO       N       360        391,709.07
     1
    44423 VIEW POINT CIRCLE            7.500          2,740.93
    80
                                       7.250          2,740.93
 490,000.00
    FREMONT          CA   94539          1            01/24/96
    00
    0380351487                           05           03/01/96
     0
    1836846                              O            02/01/26
    0


    1477921          439/728             F          232,000.00
    ZZ
    MC GUFFIN           MARK     K       360        231,832.92
     1
    2202 WHITE LANE                    7.650          1,646.08
    80
                                       7.400          1,646.08
 290,000.00
    HASLET           TX   76052          2            01/26/96
    00
    0380351495                           05           03/01/96
     0
    1837283                              O            02/01/26
    0


    1477958          375/728             F          300,000.00
    ZZ
    BENSKIN             HERBERT  J       360        299,788.26
     1
    11428 CANTERBURY CIR               7.750          2,149.24
    38
                                       7.500          2,149.24
 800,000.00
    LEAWOOD          KS   66211          4            01/30/96
    00
    0380349135                           03           03/01/96
     0
    3001982909                           O            02/01/26
    0


    1477975          069/728             F          180,000.00
    ZZ
    LOCKHART            JOHNNY   E       360        179,866.41
     2
1


    5367 S VICTORIA AVENUE             7.500          1,258.59
    80
                                       7.250          1,258.59
 225,000.00
    LOS ANGELES      CA   90043          1            01/18/96
    00
    0380348095                           05           03/01/96
     0
    2362076263                           O            02/01/26
    0


    1478002          163/163             F          329,000.00
    ZZ
    WOZNIAK             LANCE    K       360        328,773.58
     1
    6448 E. CRABTREE PLACE             7.875          2,385.48
    80
                                       7.625          2,385.48
 412,280.00
    YUMA             AZ   85365          1            01/10/96
    00
    55413365                             03           03/01/96
     0
    55413365                             O            02/01/26
    0


    1478011          163/728             F          312,200.00
    ZZ
    FLEMING,JR          DAVID    A       360        311,979.65
     1
    11281 FOURWINDS                    7.750          2,236.64
    70
                                       7.500          2,236.64
 446,000.00
    EADS             TN   38028          2            01/29/96
    00
    0380345364                           05           03/01/96
     0
    372083999                            O            02/01/26
    0


    1478015          163/728             F          246,000.00
    ZZ
    HERZI               HAWA     D       360        245,668.78
     1
    10733 BASKET OAK COURT             8.000          1,805.06
    90
                                       7.750          1,805.06
 273,360.00
    BURKE            VA   22015          2            12/29/95
    14
    0380346792                           03           02/01/96
    25
    4025055108                           O            01/01/26
    0


    1478016          526/728             F          228,000.00
    ZZ
    HURTADO             ALEJANDRO        360        227,858.28
     1
    1050 PINE BLUFF DRIVE              8.375          1,732.97
    80
                                       8.125          1,732.97
 285,000.00
    PASADENA         CA   91107          2            01/17/96
    00
    0380348707                           05           03/01/96
     0
    0089018                              O            02/01/26
    0


    1478019          526/728             F          204,000.00
    ZZ
    MORRIS, JR          WILLIAM  L       360        203,869.91
     1
    30395 HIGHWAY 131                  8.250          1,532.59
    59
                                       8.000          1,532.59
 350,000.00
    STEAMBOAT SPRIN  CO   80477          5            01/12/96
    00
    0380367400                           05           03/01/96
     0
1


    0090015                              O            02/01/26
    0


    1478020          526/728             F          420,000.00
    ZZ
    RYAN                KENNETH  J       360        420,000.00
     1
    3143 CUBA ROAD                     8.000          3,081.82
    80
                                       7.750          3,081.82
 525,000.00
    LONG GROVE       IL   60047          1            02/06/96
    00
    0380346800                           05           04/01/96
     0
    00087336                             O            03/01/26
    0


    1478022          526/728             F          395,000.00
    ZZ
    MIZRAHI             SILVANO          360        394,754.48
     1
    1512 SUNNYSIDE TERRACE             8.375          3,002.29
    75
                                       8.125          3,002.29
 530,000.00
    SAN PEDRO        CA   90732          2            01/18/96
    00
    0380345265                           05           03/01/96
     0
    0093983                              O            02/01/26
    0


    1478026          450/728             F          406,500.00
    ZZ
    HERINGTON           DAVID    J       360        406,227.25
     1
    2724 DOVERTON SQUARE               8.000          2,982.75
    77
                                       7.750          2,982.75
 530,000.00
    MOUNTAIN VIEW    CA   94040          2            01/22/96
    00
    0380354986                           05           03/01/96
     0
    3963782                              O            02/01/26
    0


    1478053          526/728             F          475,550.00
    ZZ
    SHENEFELT, III      LLOYD    H       360        475,238.92
     1
    6262 WOODS BRIDGE WAY              8.125          3,530.95
    80
                                       7.875          3,530.95
 594,461.00
    HOUSTON          TX   77007          1            01/22/96
    00
    0380345950                           03           03/01/96
     0
    00090283                             O            02/01/26
    0


    1478058          163/728             F          332,000.00
    ZZ
    VACCA               J        D       360        331,771.52
     1
    1404 BELFORD COURT                 7.875          2,407.23
    80
                                       7.625          2,407.23
 419,006.00
    EVERGREEN        CO   80439          1            01/18/96
    00
    0380345919                           03           03/01/96
     0
    215071287                            O            02/01/26
    0


1


    1478073          638/728             F          363,050.00
    ZZ
    RICHARDSON DR       PAT              360        362,824.35
     1
    27504 TWIN PEAK                    8.375          2,759.44
    75
                                       8.125          2,759.44
 485,000.00
    SAN ANTONIO      TX   78261          4            02/01/96
    00
    0380349218                           05           03/01/96
     0
    8541194                              O            02/01/26
    0


    1478077          750/728             F          300,000.00
    ZZ
    LIBOLT, II          DON              360        300,000.00
     1
    883 N. HOPE AVENUE                 8.125          2,227.49
    75
                                       7.875          2,227.49
 400,000.00
    SANTA BARBARA    CA   93110          2            02/01/96
    00
    0380348012                           05           04/01/96
     0
    130002                               O            03/01/26
    0


    1478098          624/728             F          320,000.00
    ZZ
    STEVENS             RHOADS   E       360        319,774.15
     1
    6242 KEOKEA PLACE #E101            7.750          2,292.52
    80
                                       7.500          2,292.52
 404,000.00
    HONOLULU         HI   96825          1            01/22/96
    00
    0380349432                           01           03/01/96
     0
    70007360016                          O            02/01/26
    0


    1478099          976/728             F          222,400.00
    ZZ
    BONHOMME            MICHEL   A       360        222,250.77
     1
    19578 EMPTY SADDLE ROAD            8.000          1,631.90
    80
                                       7.750          1,631.90
 278,000.00
    WALNUT           CA   91789          1            01/31/96
    00
    0380351842                           05           03/01/96
     0
    753269                               O            02/01/26
    0


    1478105          559/728             F          263,200.00
    ZZ
    MADDOCK             MARK     R       360        263,200.00
     1
    8411 MANANA WAY                    7.875          1,908.39
    80
                                       7.625          1,908.39
 329,000.00
    FAIR OAKS        CA   95628          1            02/08/96
    00
    0380348848                           05           04/01/96
     0
    0461616                              O            03/01/26
    0


    1478106          776/728             F           75,200.00
    ZZ
    SIX                 TIMOTHY  A       360         75,149.54
     1
    801 COYOTE LANE                    8.000            551.79
    70
                                       7.750            551.79
 108,500.00
1


    GREAT FALLS      MT   59404          2            01/18/96
    00
    0380351891                           05           03/01/96
     0
    2525282                              O            02/01/26
    0


    1478110          776/728             F          146,250.00
    ZZ
    THOMPSON            DESMOND  E       360        146,151.87
     1
    19711 GALWAY AVENUE                8.000          1,073.13
    75
                                       7.750          1,073.13
 195,000.00
    CARSON           CA   90746          2            01/22/96
    00
    0380349119                           05           03/01/96
     0
    2127279                              O            02/01/26
    0


    1478141          461/728             F          201,750.00
    ZZ
    ZAKERI              SALEIM   S       360        201,607.60
     1
    10720 ESTHER AVENUE                7.750          1,445.37
    75
                                       7.500          1,445.37
 269,000.00
    LOS ANGELES      CA   90064          1            01/05/96
    00
    0380349861                           05           03/01/96
     0
    21227327                             O            02/01/26
    0


    1478146          624/728             F          416,000.00
    ZZ
    HONG                DAVID    K       360        416,000.00
     1
    44-122 KAHINANI WAY                7.750          2,980.27
    79
                                       7.500          2,980.27
 530,000.00
    KANEOHE          HI   96744          1            02/01/96
    00
    0380349051                           05           04/01/96
     0
    70007360026                          O            03/01/26
    0


    1478165          964/728             F          324,500.00
    ZZ
    GRZYWACZ            NORBERTO M       360        324,282.26
     1
    264 WATERSIDE CIRCLE               8.000          2,381.07
    90
                                       7.750          2,381.07
 360,600.00
    SAN RAFAEL       CA   94903          1            01/23/96
    14
    0380347907                           03           03/01/96
    25
    16834                                O            02/01/26
    0


    1478198          E22/728             F          225,000.00
    ZZ
    KNOHL               MITCHELL T       360        225,000.00
     1
    3711 N PARK ROAD                   8.375          1,710.16
    75
                                       8.125          1,710.16
 300,000.00
    HOLLYWOOD        FL   33021          5            02/02/96
    00
    0410008254                           05           04/01/96
     0
    0410008254                           O            03/01/26
    0
1




    1478243          560/560             F          204,559.08
    ZZ
    SIPE JR             FRANK    A       299        203,991.40
     1
    14131 VIA CORSINI                  8.875          1,700.72
    85
                                       8.625          1,700.72
 242,025.00
    SAN DIEGO        CA   92128          1            12/14/95
    11
    217519057                            05           01/01/96
    17
    217519057                            O            11/01/20
    0


    1478244          560/560             F          211,493.98
    ZZ
    COOK                ROANLD   P       329        211,315.51
     1
    1 BROOK RIDGE LANE                 8.000          1,588.43
    71
                                       7.750          1,588.43
 300,000.00
    GUILFORD         CT   06437          1            12/12/95
    00
    220875280                            05           03/01/96
     0
    220875280                            O            07/01/23
    0


    1478245          560/560             F          215,718.80
    ZZ
    RAINES              THOMAS   R       306        215,141.70
     1
    4413 MARSH ELDER CT                8.750          1,763.92
    86
                                       8.500          1,763.92
 253,000.00
    CONCORD          CA   94521          1            11/20/95
    14
    217864776                            05           01/01/96
    17
    217864776                            O            06/01/21
    0


    1478246          560/560             F          233,079.08
    ZZ
    POMPA               EDWARD           302        225,673.38
     1
    BOX 149 GREAT BEAR RD              8.250          1,834.05
    87
                                       8.000          1,834.05
 270,000.00
    HOLMES           NY   12531          1            08/10/93
    01
    220982854                            05           11/01/93
    30
    220982854                            O            12/01/18
    0


    1478292          076/076             F          245,000.00
    ZZ
    BERNSTEIN           BRUCE            360        244,843.78
     1
    22 MULBERRY COURT                  8.250          1,840.60
    70
                                       8.000          1,840.60
 350,000.00
    JERICHO          NY   11753          1            01/12/96
    00
    5199812                              05           03/01/96
     0
    5199812                              O            02/01/26
    0


    1478306          076/076             F          380,000.00
    ZZ
    KADAMBI             SRINARAYA        360        379,757.69
     1
1


    1690 PARKHILLS AVENUE              8.250          2,854.81
    80
                                       8.000          2,854.81
 475,000.00
    LOS ALTOS        CA   94024          1            01/18/96
    00
    5412092                              05           03/01/96
     0
    5412092                              O            02/01/26
    0


    1478356          163/728             F          380,000.00
    ZZ
    CARDIEL             KEVIN            360        379,763.81
     1
    9111 SOUTH EL RITO DRIVE           8.375          2,888.27
    89
                                       8.125          2,888.27
 430,000.00
    VILLA PARK       CA   92667          2            01/11/96
    14
    0380347493                           05           03/01/96
    25
    215075775                            O            02/01/26
    0


    1478377          992/728             F          132,000.00
    ZZ
    FERNANDEZ           NESTOR   H       360        132,000.00
     1
    390 OLD ST ANDREWS ROAD            8.000            968.57
    75
                                       7.750            968.57
 176,000.00
    WALDEN           NY   12586          1            02/12/96
    00
    0380347550                           05           04/01/96
     0
    323661                               O            03/01/26
    0


    1478378          560/560             F          233,900.00
    ZZ
    STURDIVANT          JERRY    L       360        233,750.84
     1
    1001 CEDARVIEW LANE                8.250          1,757.22
    90
                                       8.000          1,757.22
 259,900.00
    FRANKLIN         TN   37067          1            01/31/96
    10
    450329958                            05           03/01/96
    25
    450329958                            O            02/01/26
    0


    1478379          560/560             F          283,500.00
    ZZ
    CHEN                SUYANG           360        283,332.62
     1
    214 MERRITT DR.                    8.625          2,205.04
    90
                                       8.375          2,205.04
 315,000.00
    ORADELL          NJ   07649          1            01/30/96
    10
    450329677                            05           03/01/96
    25
    450329677                            O            02/01/26
    0


    1478380          560/560             F          150,000.00
    ZZ
    JACOBS              PHILIP   N       360        150,000.00
     1
    32 CHAPIN RD                       8.375          1,140.11
    75
                                       8.125          1,140.11
 200,000.00
    BARRINGTON       RI   02806          1            02/02/96
    00
    450332804                            05           04/01/96
     0
1


    450332804                            O            03/01/26
    0


    1478381          560/560             F          315,000.00
    ZZ
    CARNEY              JOSEPH           360        314,799.14
     1
    183 PERSHING BLVD.                 8.250          2,366.49
    90
                                       8.000          2,366.49
 350,000.00
    LAVALLETTE       NJ   08735          1            01/31/96
    04
    450330279                            05           03/01/96
    25
    450330279                            O            02/01/26
    0


    1478392          776/728             F          252,000.00
    ZZ
    JOHANSON            JEFFREY  C       360        251,812.98
     1
    4405 BEACONSFIELD COURT            7.500          1,762.02
    80
                                       7.250          1,762.02
 315,000.00
    WESTLAKE VILLAG  CA   91361          2            01/22/96
    00
    0380349093                           03           03/01/96
     0
    2126247                              O            02/01/26
    0


    1478400          028/728             F          300,000.00
    ZZ
    LLOYD               DEAN             360        299,788.26
     1
    951 MATTS COURT                    7.750          2,149.24
    30
                                       7.500          2,149.24
1,020,000.00
    LOS ALTOS        CA   94024          2            01/24/96
    00
    0380349101                           05           03/01/96
     0
    121810                               O            02/01/26
    0


    1478401          750/728             F          324,000.00
    ZZ
    EDDY                MICHAEL  M       360        323,771.32
     1
    41 NORTHRIDGE ROAD                 7.750          2,321.18
    80
                                       7.500          2,321.18
 405,000.00
    SANTA BARBARA    CA   93105          2            01/25/96
    00
    0380350281                           05           03/01/96
     0
    315049569                            O            02/01/26
    0


    1478404          750/728             F          605,000.00
    ZZ
    STANFIELD           JAMES            360        604,562.12
     1
    1081 CAMINO VIEJO                  7.625          4,282.15
    60
                                       7.375          4,282.15
1,025,000.00
    SANTA BARBARA    CA   93108          2            01/23/96
    00
    0380350299                           05           03/01/96
     0
    315049536                            O            02/01/26
    0


1


    1478409          550/550             F          296,000.00
    ZZ
    HARIS               LEE              360        296,000.00
     1
    154 LOMBARD STREET #65             7.750          2,120.58
    80
                                       7.500          2,120.58
 370,000.00
    SAN FRANCISCO    CA   94111          1            02/13/96
    00
    120190751                            06           04/01/96
     0
    120190751                            O            03/01/26
    0


    1478416          936/728             F          237,500.00
    ZZ
    RIVERA              ROSALINDA        360        237,348.55
     1
    21485 VIA LA NARANIA               8.250          1,784.26
    95
                                       8.000          1,784.26
 250,000.00
    YORBA LINDA      CA   92686          2            01/23/96
    12
    0380350596                           05           03/01/96
    30
    6007066                              O            02/01/26
    0


    1478417          936/728             F          253,000.00
    ZZ
    FURTH               KENNETH          360        252,834.50
     1
    1259 NORTH CLARK STREET            8.125          1,878.52
    52
                                       7.875          1,878.52
 490,000.00
    LOS ANGELES      CA   90069          2            01/18/96
    00
    0380350844                           05           03/01/96
     0
    6006910                              O            02/01/26
    0


    1478425          744/728             F          404,000.00
    ZZ
    BIRD                MARK             360        404,000.00
     1
    33801 BLUE LANTERN                 8.375          3,070.69
    80
                                       8.125          3,070.69
 505,000.00
    DANA POINT       CA   92629          1            02/06/96
    00
    0380348632                           05           04/01/96
     0
    76057                                O            03/01/26
    0


    1478426          450/728             F          256,000.00
    ZZ
    DRURY               JEFFREY  S       360        255,828.23
     1
    38215 FRENCH POND                  8.000          1,878.44
    78
                                       7.750          1,878.44
 330,000.00
    FARMINGTON HILL  MI   48331          2            01/24/96
    00
    0380358946                           01           03/01/96
     0
    4104444                              O            02/01/26
    0


    1478427          976/728             F          290,600.00
    ZZ
    DESMOND             STEVEN   A       360        290,384.33
     1
    644 WEST J STREET                  7.500          2,031.92
    75
                                       7.250          2,031.92
 387,500.00
1


    BENECIA          CA   94510          5            01/22/96
    00
    0380351883                           05           03/01/96
     0
    730020                               O            02/01/26
    0


    1478430          976/728             F          220,500.00
    ZZ
    JONES               TERRY    D       360        220,340.40
     1
    7939 AYLESBURRY LANE               7.625          1,560.69
    90
                                       7.375          1,560.69
 245,000.00
    SPRING           TX   77379          1            01/26/96
    04
    0380350067                           03           03/01/96
    25
    691970                               O            02/01/26
    0


    1478437          B91/728             F          480,000.00
    ZZ
    RAINS               ROBERT   C       360        479,693.91
     1
    6652 CARRIAGE CIRCLE               8.250          3,606.09
    75
                                       8.000          3,606.09
 640,000.00
    HUNTINGTON BEAC  CA   92648          2            01/18/96
    00
    0380350810                           03           03/01/96
     0
    1951101532                           O            02/01/26
    0


    1478507          E22/728             F          186,400.00
    ZZ
    BOUDREAU            DAVID    A       360        186,274.93
     1
    2300 WAKEFOREST COURT              8.000          1,367.74
    80
                                       7.750          1,367.74
 233,000.00
    ARLINGTON        TX   76012          1            01/26/96
    00
    0410075436                           05           03/01/96
     0
    0410075436                           O            02/01/26
    0


    1478531          E22/728             F          112,000.00
    ZZ
    FAKTOR              JOAN             360        112,000.00
     1
    18140 BLUE LAKE WAY                7.875            812.08
    66
                                       7.625            812.08
 172,000.00
    BOCA RATON       FL   33498          2            02/05/96
    00
    0410066526                           03           04/01/96
     0
    0410066526                           O            03/01/26
    0


    1478584          575/728             F          350,000.00
    ZZ
    OKULEY              BRIAN    N       360        349,759.14
     1
    704 FORDSMERE COURT                7.875          2,537.74
    68
                                       7.625          2,537.74
 520,000.00
    CHESAPEAKE       VA   23320          4            01/05/96
    00
    0380350414                           05           03/01/96
     0
    415010373                            O            02/01/26
    0
1




    1478608          560/560             F          228,000.00
    ZZ
    BOVE                TERRY    M       360        226,961.70
     1
    36 CIRCLE DRIVE                    8.375          1,732.96
    95
                                       8.125          1,732.96
 240,000.00
    SHOREHAM         NY   11786          1            10/16/95
    10
    450248224                            05           12/01/95
    30
    450248224                            O            11/01/25
    0


    1478618          744/728             F          222,500.00
    ZZ
    JOHNSON             GAIL     M       360        222,500.00
     1
    455 WALNUT AVENUE                  7.625          1,574.84
    60
                                       7.375          1,574.84
 375,000.00
    SONOMA           CA   95476          2            01/31/96
    00
    0380351875                           05           04/01/96
     0
    76065                                O            03/01/26
    0


    1478637          470/728             F          423,750.00
    ZZ
    BRANT               RAYMOND  F       360        423,465.67
     1
    41 PALMA VISTA                     8.000          3,109.33
    75
                                       7.750          3,109.33
 565,000.00
    DIABLO           CA   94528          1            01/26/96
    00
    0380348392                           05           03/01/96
     0
    25075305                             O            02/01/26
    0


    1478645          776/728             F           95,600.00
    ZZ
    KOTTEL              TIM      R       360         95,600.00
     1
    2815 NORTHRIDGE DRIVE              8.250            718.21
    75
                                       8.000            718.21
 127,500.00
    PLACERVILLE      CA   95667          1            02/02/96
    00
    0380348921                           05           04/01/96
     0
    2327707                              O            03/01/26
    0


    1478722          163/728             F          247,500.00
    ZZ
    HUMPHREY            JEFFREY  H       360        247,316.32
     1
    6401 MELVILLE DRIVE                7.500          1,730.56
    75
                                       7.250          1,730.56
 330,000.00
    OAKLAND          CA   94611          5            01/25/96
    00
    0380348673                           05           03/01/96
     0
    215067046                            O            02/01/26
    0


    1478724          163/728             F          285,000.00
    ZZ
    MIRICK              HARRY    L       360        285,000.00
     1
1


    32 FREEMAN LANE                    7.875          2,066.45
    45
                                       7.625          2,066.45
 640,000.00
    ORLEANS          MA   02653          2            02/02/96
    00
    0380348699                           05           04/01/96
     0
    372078166                            O            03/01/26
    0


    1478728          B73/728             F          293,600.00
    ZZ
    DORST               BRYCE    E       360        293,376.60
     1
    53 VISTA DRIVE                     7.375          2,027.82
    80
                                       7.125          2,027.82
 367,000.00
    DANVILLE         CA   94526          1            01/18/96
    00
    0380359621                           05           03/01/96
     0
    7689276                              O            02/01/26
    0


    1478733          736/728             F          300,000.00
    ZZ
    LITVIN              JEANNE           360        300,000.00
     1
    148 SOUTH ALTA VISTA BOULEVARD     7.500          2,097.64
    75
                                       7.250          2,097.64
 400,000.00
    LOS ANGELES      CA   90036          1            02/12/96
    00
    0380353707                           05           04/01/96
     0
    457950                               O            03/01/26
    0


    1478736          881/728             F          340,000.00
    ZZ
    EVANS               THOMAS   D       360        340,000.00
     1
    1814 LORAIN ROAD                   7.625          2,406.50
    80
                                       7.375          2,406.50
 425,000.00
    SAN MARINO       CA   91108          1            02/13/96
    00
    0380360470                           05           04/01/96
     0
    105233                               O            03/01/26
    0


    1478756          736/728             F          232,500.00
    ZZ
    WAUGH               RICHARD  M       360        232,500.00
     1
    2295 MARRA ROAD                    8.125          1,726.31
    75
                                       7.875          1,726.31
 310,000.00
    OCCIDENTAL       CA   95465          2            02/09/96
    00
    0380351719                           05           04/01/96
     0
    460463                               O            03/01/26
    0


    1478761          E22/728             F          240,750.00
    ZZ
    CHUAH               BUNNY            360        240,750.00
     1
    19 CEDAR HOLLOW DRIVE              7.625          1,704.01
    80
                                       7.375          1,704.01
 300,950.00
    DANVILLE         CA   94526          1            01/31/96
    00
    0410087654                           03           04/01/96
     0
1


    410087654                            O            03/01/26
    0


    1478811          626/728             F          230,000.00
    ZZ
    BELL                G        K       360        230,000.00
     1
    6323 STANLEY AVENUE                8.000          1,687.66
    70
                                       7.750          1,687.66
 330,000.00
    CARMICHAEL       CA   95608          2            02/07/96
    00
    0380355991                           05           04/01/96
     0
    6512644                              O            03/01/26
    0


    1478842          367/367             F          265,000.00
    ZZ
    QUINTYN             MARC             360        265,000.00
     1
    2011 POWHATAN STREET               7.875          1,921.43
    70
                                       7.625          1,921.43
 380,000.00
    FALLS CHURCH     VA   22043          2            02/06/96
    00
    75224001                             05           04/01/96
     0
    75224001                             O            03/01/26
    0


    1478862          447/447             F          318,100.00
    ZZ
    MATTEI              THOMAS   A       360        317,193.21
     1
    7909 CLIFTON HUNT COURT            7.750          2,278.91
    75
                                       7.500          2,278.91
 424,196.00
    CLIFTON          VA   22024          1            10/27/95
    00
    3314001                              03           12/01/95
     0
    3314001                              O            11/01/25
    0


    1478868          447/447             F          382,400.00
    ZZ
    MILLER              PAUL     D       360        382,116.20
     1
    3304 HEATHCOTE LANE                7.500          2,673.80
    80
                                       7.250          2,673.80
 478,000.00
    KESWICK          VA   22947          2            01/11/96
    00
    3392528                              03           03/01/96
     0
    3392528                              O            02/01/26
    0


    1478869          447/447             F          242,900.00
    ZZ
    SCANLON             TERRY    M       360        242,728.56
     1
    5442 S ZONETAILED WAY              7.750          1,740.17
    80
                                       7.500          1,740.17
 303,635.00
    BOISE            ID   83705          1            01/24/96
    00
    3401851                              03           03/01/96
     0
    3401851                              O            02/01/26
    0


1


    1478870          447/447             F          250,000.00
    ZZ
    COVARELLI           DOMENIC  P       360        249,823.55
     1
    2403 PINEHURST COURT               7.750          1,791.03
    82
                                       7.500          1,791.03
 306,000.00
    BYRON            CA   94514          2            01/09/96
    04
    3404311                              03           03/01/96
    12
    3404311                              O            02/01/26
    0


    1478878          447/447             F          275,000.00
    ZZ
    MORSE               JOHN     B       360        274,111.04
     1
    3411 ROYAL MEADOW LANE             8.250          2,065.99
    64
                                       8.000          2,065.99
 436,000.00
    SAN JOSE         CA   95135          1            09/07/95
    00
    2006384                              05           11/01/95
     0
    2006384                              O            10/01/25
    0


    1478956          559/728             F          313,000.00
    ZZ
    WAITE               RICHARD  D       360        313,000.00
     1
    2756 LESLIE ROAD                   7.750          2,242.37
    41
                                       7.500          2,242.37
 768,000.00
    SANTA ROSA       CA   95404          2            02/07/96
    00
    0380359738                           05           04/01/96
     0
    0460790                              O            03/01/26
    0


    1478960          B60/728             F          307,500.00
    ZZ
    GLYNN               MICHAEL  J       360        307,500.00
     1
    3213 GIBSON PLACE                  8.250          2,310.14
    80
                                       8.000          2,310.14
 385,000.00
    REDONDO BEACH    CA   90278          2            02/16/96
    00
    0380348822                           05           04/01/96
     0
    6371                                 O            03/01/26
    0


    1478974          686/686             F          288,400.00
    ZZ
    BUTLER              JOHN     K       360        288,400.00
     1
    19920 MUIRFIELD CIRCLE             7.625          2,041.28
    70
                                       7.375          2,041.28
 412,000.00
    SHOREWOOD        MN   55331          5            01/29/96
    00
    30817097173                          05           04/01/96
     0
    30817097173                          O            03/01/26
    0


    1478977          686/686             F          232,200.00
    ZZ
    LEWIS               BRUCE    A       360        232,050.41
     1
    27016 CALLE JUANITA                8.200          1,736.29
    90
                                       7.950          1,736.29
 258,000.00
1


    DANA POINT       CA   92624          1            01/31/96
    01
    30817423478                          05           03/01/96
    25
    30817423478                          O            02/01/26
    0


    1478981          686/686             F          208,200.00
    ZZ
    CAVELL              PHYLLIS  P       360        208,053.04
     1
    3342 AVENIDA HACIENDA              7.750          1,491.58
    62
                                       7.500          1,491.58
 340,000.00
    ESCONDIDO        CA   92029          2            01/30/96
    00
    30817248990                          03           03/01/96
     0
    30817248990                          O            02/01/26
    0


    1478989          686/686             F           70,000.00
    ZZ
    GALANIS             GEORGE   D       360         70,000.00
     1
    129 LAURIE LANE                    8.000            513.64
    64
                                       7.750            513.64
 111,000.00
    OSWEGO           IL   60543          1            02/07/96
    00
    30817097355                          05           04/01/96
     0
    30817097355                          O            03/01/26
    0


    1479036          943/943             F          500,000.00
    ZZ
    MITCHELL            BERNARD  A       360        499,147.10
     1
    2601 HYBERNIA AVENUE               7.750          3,582.07
    72
                                       7.500          3,582.07
 695,428.00
    HIGHLAND PARK    IL   60035          1            02/01/96
    00
    6555100239                           03           03/01/96
     0
    6555100239                           O            02/01/26
    0


    1479097          776/728             F          420,000.00
    ZZ
    DOBLER              CLIFFORD F       360        420,000.00
     1
    995 FAIRWAY BOULEVARD              7.750          3,008.94
    68
                                       7.500          3,008.94
 620,000.00
    INCLINE VILLAGE  NV   89451          1            02/09/96
    00
    0380360777                           05           04/01/96
     0
    0328245                              O            03/01/26
    0


    1479146          163/728             F          364,500.00
    ZZ
    LEONARD             MARK     S       360        364,273.45
     1
    994 CALLE DEL PACIFICO             8.375          2,770.46
    89
                                       8.125          2,770.46
 410,000.00
    GLENDALE         CA   91208          2            01/22/96
    14
    0380350000                           03           03/01/96
    25
    215033738                            O            02/01/26
    0
1




    1479161          163/728             F          512,400.00
    ZZ
    SCHNEIDER           EARL     M       360        512,400.00
     1
    688 LONG COVE COURT                8.125          3,804.56
    72
                                       7.875          3,804.56
 719,000.00
    RIVERWOODS       IL   60015          4            02/02/96
    00
    0380356031                           05           04/01/96
     0
    5105283                              O            03/01/26
    0


    1479163          936/728             F          243,000.00
    ZZ
    BOLIN               GARY     R       360        242,672.81
     1
    2060 WEST 236TH PLACE              8.000          1,783.05
    80
                                       7.750          1,783.05
 305,000.00
    TORRANCE         CA   90501          2            12/28/95
    00
    0380359902                           05           02/01/96
     0
    6002075                              O            01/01/26
    0


    1479180          B60/728             F          318,000.00
    ZZ
    YOUNG               RANDALL  R       360        318,000.00
     1
    18052 STARMONT LANE                8.000          2,333.37
    77
                                       7.750          2,333.37
 415,000.00
    HUNTINGTON BEAC  CA   92649          2            02/14/96
    00
    0380349937                           05           04/01/96
     0
    5957                                 O            03/01/26
    0


    1479189          163/163             F          215,900.00
    ZZ
    SCOMA               CARMEN   R       360        215,484.15
     1
    8564 GREAT MEADOW DRIVE            8.250          1,621.98
    90
                                       8.000          1,621.98
 240,243.00
    SARASOTA         FL   34238          1            12/29/95
    14
    130153                               03           02/01/96
    25
    130153                               O            01/01/26
    0


    1479192          B60/728             F          387,000.00
    ZZ
    GLAAB               MARK             360        387,000.00
     1
    30856 BELLE MAISON                 8.125          2,873.46
    79
                                       7.875          2,873.46
 495,000.00
    LAGUNA NIGUEL    CA   92677          2            02/13/96
    00
    0380349945                           05           04/01/96
     0
    6615                                 O            03/01/26
    0


    1479193          A39/728             F          474,550.00
    ZZ
    SUROWITZ            DALE             360        474,550.00
     1
1


    3812 ROCK HAMPTON DRIVE            7.625          3,358.83
    80
                                       7.375          3,358.83
 593,275.00
    TARZANA AREA     CA   91356          1            02/06/96
    00
    0380351537                           05           04/01/96
     0
    9500870                              O            03/01/26
    0


    1479233          E22/728             F          373,000.00
    ZZ
    PEARL               BRADFORD A       360        373,000.00
     1
    2034 FAIRBURN AVENUE               8.375          2,835.07
    65
                                       8.125          2,835.07
 575,000.00
    LOS ANGELES      CA   90025          2            02/01/96
    00
    0410087787                           05           04/01/96
     0
    410087787                            O            03/01/26
    0


    1479257          E22/728             F          305,600.00
    ZZ
    PAHIA-WHITE         ALAN     J       360        305,600.00
     1
    747 PAKANU STREET                  8.250          2,295.87
    75
                                       8.000          2,295.87
 407,500.00
    HAIKU            HI   96708          2            02/09/96
    00
    0410088371                           05           04/01/96
     0
    410088371                            O            03/01/26
    0


    1479265          601/728             F          252,700.00
    ZZ
    WEAVER              MARCIA   E       360        252,512.46
     1
    7114 FOREST GREEN COURT            7.500          1,766.92
    80
                                       7.250          1,766.92
 318,000.00
    COLUMBIA         MD   21046          2            01/25/96
    00
    0380360660                           05           03/01/96
     0
    1031400                              O            02/01/26
    0


    1479295          731/728             F          103,500.00
    ZZ
    KOHANIM             DAVID            360        103,500.00
     1
    6446 JUMILLA AVENUE                8.375            786.67
    75
    CITY OF LOS ANGELES                8.125            786.67
 138,000.00
    WOODLAND HILLS   CA   91367          1            02/12/96
    00
    0380358482                           05           04/01/96
     0
    411910844                            O            03/01/26
    0


    1479296          731/728             F          283,000.00
    ZZ
    TAVAKOLI            SHAHRAM  S       360        283,000.00
     1
    3568 ALANA DRIVE                   7.500          1,978.78
    71
    CITY OF LOS ANGELES                7.250          1,978.78
 400,000.00
    SHERMAN OAKS AR  CA   91403          2            02/12/96
    00
    0380358466                           05           04/01/96
     0
1


    411111160                            O            03/01/26
    0


    1479310          964/728             F          402,000.00
    ZZ
    FOEDISCH JR         HERBERT  W       360        401,730.26
     1
    44 BRIDGEGATE DRIVE                8.000          2,949.74
    62
                                       7.750          2,949.74
 655,000.00
    SAN RAFAEL       CA   94903          2            01/26/96
    00
    0380355108                           05           03/01/96
     0
    16870                                O            02/01/26
    0


    1479328          776/728             F          176,000.00
    ZZ
    TAYLOR              RONALD   L       360        176,000.00
     1
    17345 CAINE DRIVE                  7.500          1,230.62
    80
                                       7.250          1,230.62
 220,000.00
    ARTESIA          CA   90701          1            02/02/96
    00
    0380358805                           05           04/01/96
     0
    2427075                              O            03/01/26
    0


    1479525          450/728             F          236,000.00
    ZZ
    NADEAU              LARRY    B       360        235,833.44
     1
    37 VISTA MAR DRIVE                 7.750          1,690.73
    78
                                       7.500          1,690.73
 305,000.00
    LAGUNA NIGUEL    CA   92677          2            01/24/96
    00
    0380360579                           03           03/01/96
     0
    3965589                              O            02/01/26
    0


    1479612          163/728             F          247,500.00
    ZZ
    KACOYANNAKIS        JOHN             360        245,875.32
     1
    38 BEACON STREET                   8.750          1,947.08
    90
                                       8.500          1,947.08
 275,000.00
    STONEHAM         MA   02180          1            03/30/95
    14
    0380362468                           05           05/01/95
    25
    0371724026                           O            04/01/25
    0


    1479617          450/728             F          328,000.00
    ZZ
    TOBIN               CHARLES          360        327,785.44
     1
    4549 MELISSA LANE                  8.125          2,435.39
    80
                                       7.875          2,435.39
 410,000.00
    DALLAS           TX   75229          1            01/15/96
    00
    0380361940                           05           03/01/96
     0
    3877867                              O            02/01/26
    0


1


    1479628          163/728             F          225,000.00
    ZZ
    LIDBURY             THOMAS   A       360        224,000.32
     1
    26731 W. TAYLOR ROAD               8.375          1,710.16
    90
                                       8.125          1,710.16
 250,000.00
    BARRINGTON       IL   60010          2            06/30/95
    04
    0380362435                           05           09/01/95
    25
    214767505                            O            08/01/25
    0


    1479630          450/728             F          560,000.00
    ZZ
    HADA                DANIEL   H       360        559,633.69
     1
    10091 HILLCREST ROAD               8.125          4,157.98
    75
                                       7.875          4,157.98
 746,800.00
    CUPERTINO        CA   95014          1            01/24/96
    00
    0380361973                           05           03/01/96
     0
    3964582                              O            02/01/26
    0


    1479681          025/025             F          247,500.00
    ZZ
    SLOAN               RONALD   L       360        247,333.93
     1
    282 FIELDS TERRACE                 8.000          1,816.07
    75
                                       7.750          1,816.07
 330,000.00
    PORT CHARLOTTE   FL   33952          5            01/08/96
    00
    550171                               05           03/01/96
     0
    550171                               O            02/01/26
    0


    1479694          051/728             F          220,750.00
    ZZ
    PORTER              JON      C       360        220,750.00
     1
    4511 TENNESSEE DRIVE               8.375          1,677.86
    78
                                       8.125          1,677.86
 285,000.00
    SHIGNLE SPRINGS  CA   95682          2            02/22/96
    00
    0380351057                           05           04/01/96
     0
    051                                  O            03/01/26
    0


    1479699          163/728             F          483,000.00
    ZZ
    FRANKLIN            CARL     M       360        480,742.93
     1
    7716 FIRENZE AVENUE                8.125          3,586.26
    70
                                       7.875          3,586.26
 690,000.00
    LOS ANGELES      CA   90046          1            06/29/95
    00
    0380356395                           05           09/01/95
     0
    314760823                            O            08/01/25
    0


    1479733          163/728             F          302,000.00
    ZZ
    PETERS              CRAIG    R       360        300,255.80
     1
    918 BEECH AVENUE                   7.750          2,163.56
    79
                                       7.500          2,163.56
 385,000.00
1


    TORRANCE         CA   90501          2            06/22/95
    00
    0380367566                           05           08/01/95
     0
    314761367                            O            07/01/25
    0


    1479735          163/728             F          220,050.00
    ZZ
    CATULLO             JAMES    J       360        218,928.71
     1
    12 STANWYCK ROAD                   8.375          1,672.54
    75
                                       8.125          1,672.54
 297,220.00
    MOUNT LAUREL     NJ   08054          2            06/19/95
    00
    0380362526                           05           08/01/95
     0
    371271016                            O            07/01/25
    0


    1479741          163/728             F          360,000.00
    ZZ
    SINGER              ALLEN    M       360        357,926.66
     1
    5911 SUNCREST DR                   8.500          2,768.09
    90
                                       8.250          2,768.09
 400,000.00
    MIAMI            FL   33156          1            06/01/95
    04
    0380356007                           05           08/01/95
    30
    3814731089                           O            07/01/25
    0


    1479771          429/429             F          225,000.00
    ZZ
    YOUNG               RONALD   M       360        224,140.54
     1
    10384 EAST BRISTOL ROAD            8.000          1,650.97
    78
                                       7.750          1,650.97
 290,000.00
    DAVISON          MI   48423          2            11/15/95
    00
    21287701                             05           01/01/96
     0
    21287701                             O            12/01/25
    0


    1479785          936/728             F          249,600.00
    ZZ
    THEODOSIOU          KOSTAS           360        249,600.00
     1
    7613 VICKY AVENUE                  7.875          1,809.78
    80
                                       7.625          1,809.78
 312,000.00
    WEST HILLS       CA   91304          2            02/05/96
    00
    0380369786                           05           04/01/96
     0
    6017081541                           O            03/01/26
    0


    1479795          744/728             F          247,200.00
    ZZ
    MIREMBE             JAHI     C       360        247,200.00
     1
    10935 ETTRICK STREET               7.625          1,749.67
    80
                                       7.375          1,749.67
 309,000.00
    OAKLAND          CA   94605          1            02/14/96
    00
    0380370131                           05           04/01/96
     0
    76362                                O            03/01/26
    0
1




    1479837          776/728             F          261,000.00
    ZZ
    DECASTONGRENE       RICHARD  H       360        261,000.00
     1
    6412 FOREHAND COURT                7.375          1,802.67
    80
                                       7.125          1,802.67
 328,000.00
    APTOS            CA   95003          1            02/02/96
    00
    0380360272                           03           04/01/96
     0
    6228060                              O            03/01/26
    0


    1479841          976/728             F          356,000.00
    ZZ
    ANTHONY             JEFF     P       360        356,000.00
     1
    4794 KESWICK COURT                 8.500          2,737.34
    70
                                       8.250          2,737.34
 510,000.00
    SAN DIEGO        CA   92130          2            02/05/96
    00
    0380361130                           03           04/01/96
     0
    744033832                            O            03/01/26
    0


    1479853          776/728             F          274,400.00
    ZZ
    KLEMPEN             ROBERT   A       360        274,400.00
     1
    2897 CHATEAU WAY                   7.500          1,918.65
    80
                                       7.250          1,918.65
 343,000.00
    LAGUNA BEACH     CA   92651          2            02/05/96
    00
    0380368945                           05           04/01/96
     0
    6127839                              O            03/01/26
    0


    1479888          698/698             F          260,000.00
    ZZ
    CRAIG               LARRY    D       360        260,000.00
     1
    554 AGATE STREET                   8.000          1,907.79
    80
                                       7.750          1,907.79
 325,000.00
    LAGUNA BEACH     CA   92651          2            02/14/96
    00
    16402028                             05           04/01/96
     0
    16402028                             O            03/01/26
    0


    1479890          E57/728             F          250,000.00
    ZZ
    DAMALAS             HARRY            360        250,000.00
     1
    18 CRESTVIEW                       7.500          1,748.04
    90
    UNINCORPORATED AREA                7.250          1,748.04
 278,000.00
    ALISO VIEJO      CA   92656          1            02/14/96
    14
    0380370354                           05           04/01/96
    25
    42402005000                          O            03/01/26
    0


    1480009          429/429             F          232,750.00
    ZZ
    SCHWARTZ            REGAN    A       360        232,474.17
     1
1


    2446 WESTMINSTER TERRACE           8.625          1,810.31
    95
                                       8.375          1,810.31
 245,000.00
    OVIEDO           FL   32765          1            12/29/95
    14
    21359757                             03           02/01/96
    30
    21359757                             O            01/01/26
    0


    1480101          405/405             F          240,600.00
    ZZ
    CORDERO             MARCO    A       360        240,446.58
     1
    4914 CREEK DRIVE                   8.250          1,807.55
    80
                                       8.000          1,807.55
 300,750.00
    WESTERN SPRINGS  IL   60558          1            01/29/96
    00
    3789559                              01           03/01/96
     0
    3789559                              O            02/01/26
    0


    1480104          405/405             F          250,000.00
    ZZ
    MOORADIAN           MICHAEL  R       360        249,832.25
     1
    5N280 BLUEBILL COURT               8.000          1,834.42
    77
                                       7.750          1,834.42
 325,000.00
    BLOOMINGDALE     IL   60108          1            01/22/96
    00
    3804770                              05           03/01/96
     0
    3804770                              O            02/01/26
    0


    1480109          405/405             F          348,800.00
    ZZ
    HARPER              CAROLYN  G       360        348,565.95
     1
    5836 PACKARD LANE NE               8.000          2,559.38
    80
                                       7.750          2,559.38
 436,000.00
    BAINBRIDGE ISLA  WA   98110          2            01/24/96
    00
    3827458                              05           03/01/96
     0
    3827458                              O            02/01/26
    0


    1480113          405/405             F          399,200.00
    ZZ
    MAYO                KEITH    A       360        398,945.44
     1
    29309 S SEAWAY COURT               8.250          2,999.06
    80
                                       8.000          2,999.06
 500,000.00
    HARRISON TWP.    MI   48045          2            01/19/96
    00
    3841111                              05           03/01/96
     0
    3841111                              O            02/01/26
    0


    1480121          405/405             F          249,600.00
    ZZ
    BROBBEY             GWENDOLYNE       360        249,423.83
     1
    1915 LAKEFRONT DRIVE               7.750          1,788.17
    80
                                       7.500          1,788.17
 312,016.00
    MISSOURI CITY    TX   77459          1            01/19/96
    00
    3844677                              03           03/01/96
     0
1


    3844677                              O            02/01/26
    0


    1480125          405/405             F          255,000.00
    ZZ
    MALTE               PHILIP   C       360        254,833.19
     1
    11750 NE 36TH PLACE                8.125          1,893.37
    73
                                       7.875          1,893.37
 350,000.00
    BELLEVUE         WA   98005          2            01/22/96
    00
    3846813                              05           03/01/96
     0
    3846813                              O            02/01/26
    0


    1480192          429/429             F          325,000.00
    ZZ
    MANN                RICHARD  L       360        324,516.09
     1
    57 HOWARD PARK DRIVE               7.500          2,272.45
    74
                                       7.250          2,272.45
 445,000.00
    TENAFLY          NJ   07670          1            12/15/95
    00
    0021299268                           05           02/01/96
     0
    0021299268                           O            01/01/26
    0


    1480228          559/728             F          335,000.00
    ZZ
    NIEH                TAI-GANG         360        335,000.00
     1
    10650 CASTINE AVENUE               8.125          2,487.37
    67
                                       7.875          2,487.37
 500,000.00
    CUPERTINO        CA   95014          2            02/12/96
    00
    0380361122                           05           04/01/96
     0
    0457846                              O            03/01/26
    0


    1480230          668/728             F          400,000.00
    ZZ
    MICU                TRAIAN           360        399,703.14
     1
    5390 JOHNSTON ROAD                 7.500          2,796.86
    80
                                       7.250          2,796.86
 500,000.00
    PLEASANTON       CA   94588          1            01/17/96
    00
    0380363557                           05           03/01/96
     0
    6274542                              O            02/01/26
    0


    1480234          640/728             F          212,000.00
    ZZ
    MEEK                FORREST  L       360        211,850.38
     1
    103 PARK LANE                      7.750          1,518.79
    80
                                       7.500          1,518.79
 265,000.00
    RIDGELAND        MS   39110          1            01/13/96
    00
    0380358193                           03           03/01/96
     0
    5632153                              O            02/01/26
    0


1


    1480244          664/728             F          385,000.00
    ZZ
    ROTHAAR,JR          HAROLD   R       360        385,000.00
     1
    4 COLINA LANE                      7.375          2,659.10
    57
                                       7.125          2,659.10
 685,000.00
    ROLLING HILLS E  CA   90274          1            02/02/96
    00
    0380369372                           05           04/01/96
     0
    2064483                              O            03/01/26
    0


    1480275          640/728             F          384,000.00
    ZZ
    CANTWELL            D        C       360        383,735.73
     1
    5719 MORGANTON ROAD                7.875          2,784.27
    80
                                       7.625          2,784.27
 480,000.00
    GREENBACK        TN   37742          1            01/05/96
    00
    0380364340                           05           03/01/96
     0
    5626759                              O            02/01/26
    0


    1480371          163/728             F          350,000.00
    ZZ
    BALL                PERRY    A       360        349,787.97
     1
    ROUTE 10                           8.500          2,691.20
    90
                                       8.250          2,691.20
 390,000.00
    ORFORD           NH   03777          1            01/11/96
    14
    0380356312                           05           03/01/96
    25
    371819119                            O            02/01/26
    0


    1480404          670/728             F          223,000.00
    ZZ
    TROTTER             SHARLEY  A       360        222,846.53
     1
    13720 E. 111TH ST SOUTH            7.875          1,616.91
    80
                                       7.625          1,616.91
 279,000.00
    BROKEN ARROW     OK   74011          1            01/29/96
    00
    0380365289                           05           03/01/96
     0
    1332191                              O            02/01/26
    0


    1480406          670/728             F           66,400.00
    ZZ
    NOAH                ROBERT   E       360         66,351.94
     1
    215 WINESAP                        7.625            469.98
    80
                                       7.375            469.98
  83,000.00
    BENTONVILLE      AR   72712          2            01/26/96
    00
    0380365339                           05           03/01/96
     0
    1472394                              O            02/01/26
    0


    1480411          670/728             F          535,800.00
    ZZ
    STEARS              MICHAEL  C       360        535,440.48
     1
    8449 FIRETHORN COURT               8.000          3,931.52
    74
                                       7.750          3,931.52
 730,000.00
1


    LONGMONT         CO   80503          2            01/12/96
    00
    0380365461                           03           03/01/96
     0
    1604832                              O            02/01/26
    0


    1480418          670/728             F          218,000.00
    ZZ
    BAXTER, JR          JULIUS   L       360        217,849.98
     1
    350 TOCCOA PLACE                   7.875          1,580.65
    95
                                       7.625          1,580.65
 229,480.00
    JONESBORO        GA   30236          1            01/25/96
    11
    0380365651                           03           03/01/96
    30
    1630327                              O            02/01/26
    0


    1480420          670/728             F          263,600.00
    ZZ
    NICOLSON            NORM             360        263,245.08
     1
    7445 TRIGO LANE                    8.000          1,934.20
    95
                                       7.750          1,934.20
 277,500.00
    CARLSBAD         CA   92009          1            12/21/95
    14
    0380365735                           05           02/01/96
    30
    1634475                              O            01/01/26
    0


    1480423          670/728             F          823,000.00
    ZZ
    JONES               A        T       360        822,419.14
     1
    4655 POLO LANE                     7.750          5,896.07
    73
                                       7.500          5,896.07
1,135,000.00
    ATLANTA          GA   30339          2            01/09/96
    00
    0380365800                           05           03/01/96
     0
    1656851                              O            02/01/26
    0


    1480433          670/728             F          339,300.00
    ZZ
    WEAVER              SCOTT    C       360        339,041.82
     1
    3541 FOREMAST DRIVE                7.375          2,343.46
    80
                                       7.125          2,343.46
 428,000.00
    GALVESTON        TX   77554          2            01/30/96
    00
    0380366022                           09           03/01/96
     0
    8536511                              O            02/01/26
    0


    1480437          670/728             F          450,000.00
    ZZ
    JACOBOWITZ          BENJAMIN         360        449,666.03
     1
    1473 SOUTH CARDIFF AVENUE          7.500          3,146.47
    74
                                       7.250          3,146.47
 615,000.00
    LOS ANGELES      CA   90035          2            01/19/96
    00
    0380366089                           05           03/01/96
     0
    12569682                             O            02/01/26
    0
1




    1480438          670/728             F          294,500.00
    ZZ
    CURRAN              STEPHEN  J       360        294,316.94
     1
    1908 MONON STREET                  8.375          2,238.42
    95
                                       8.125          2,238.42
 310,000.00
    LOS ANGELES      CA   90027          1            01/09/96
    10
    0380366097                           05           03/01/96
    30
    12570079                             O            02/01/26
    0


    1480442          670/728             F        1,000,000.00
    ZZ
    SMITH               ROBERT   M       360        999,311.80
     1
    16001 WOODVALE ROAD                7.875          7,250.70
    59
                                       7.625          7,250.70
1,700,000.00
    ENCINO           CA   91436          2            01/19/96
    00
    0380366170                           05           03/01/96
     0
    12571318                             O            02/01/26
    0


    1480445          670/728             F          580,000.00
    ZZ
    JOHNSON             WILLIAM  J       360        579,580.21
     1
    4433 VIA PINZON                    7.625          4,105.21
    73
                                       7.375          4,105.21
 800,000.00
    PALOS VERDES ES  CA   90274          2            01/26/96
    00
    0380366246                           05           03/01/96
     0
    12571661                             O            02/01/26
    0


    1480447          670/728             F          306,000.00
    ZZ
    WATSON              WILLIAM  A       360        306,000.00
     1
    723 LUTON DRIVE                    7.750          2,192.23
    90
                                       7.500          2,192.23
 340,000.00
    GLENDALE         CA   91206          2            02/01/96
    14
    0380366279                           05           04/01/96
    25
    12572721                             O            03/01/26
    0


    1480450          670/728             F          228,000.00
    ZZ
    NOLKE               JEFF             360        227,839.08
     1
    1035 RAMBLING ROAD                 7.750          1,633.42
    80
                                       7.500          1,633.42
 285,000.00
    SIMI VALLEY      CA   93065          5            01/29/96
    00
    0380366329                           03           03/01/96
     0
    12573531                             O            02/01/26
    0


    1480453          670/728             F          373,500.00
    ZZ
    MERRIMAN            CHARLES  S       360        373,500.00
     1
1


    2799 OAK WAY                       8.250          2,805.99
    90
                                       8.000          2,805.99
 415,000.00
    CHICO            CA   95973          1            02/01/96
    10
    0380366360                           05           04/01/96
    25
    30109914                             O            03/01/26
    0


    1480459          670/728             F          288,325.00
    ZZ
    CHRISTENSEN         GEORGE   M       360        288,121.50
     1
    2195 AMHERST WAY                   7.750          2,065.60
    95
                                       7.500          2,065.60
 303,500.00
    EL DORADO HILLS  CA   95762          1            01/31/96
    11
    0380366501                           03           03/01/96
    30
    30435081                             O            02/01/26
    0


    1480460          670/728             F          225,000.00
    ZZ
    YUN                 HO       K       360        223,595.01
     1
    5461 WHITE HALL CIRCLE             8.625          1,750.03
    70
                                       8.375          1,750.03
 325,000.00
    WEST BLOOMFIELD  MI   48323          1            11/10/95
    00
    0380366519                           05           01/01/96
     0
    30451311                             O            12/01/25
    0


    1480462          670/728             F          268,650.00
    ZZ
    LIDSKIN             RONALD   M       360        268,487.25
     1
    52 PARKVIEW LANE                   8.500          2,065.69
    75
                                       8.250          2,065.69
 358,266.00
    HAWTHORN WOODS   IL   60047          1            01/19/96
    00
    0380366527                           05           03/01/96
     0
    30482020                             O            02/01/26
    0


    1480470          670/728             F          193,000.00
    ZZ
    MELCONIAN           JERRY    O       360        192,883.07
     1
    76 BEAVER ROAD                     8.500          1,484.01
    71
                                       8.250          1,484.01
 275,000.00
    READING          MA   01867          2            01/23/96
    00
    0380366592                           05           03/01/96
     0
    34041761                             O            02/01/26
    0


    1480474          670/728             F          346,500.00
    ZZ
    MULLOWNEY           JAMES    O       360        346,261.54
     1
    101 SUNBIRD LANE                   7.875          2,512.37
    88
                                       7.625          2,512.37
 395,000.00
    SUNNYVALE        TX   75182          2            01/17/96
    10
    0380366634                           05           03/01/96
    25
1


    34056815                             O            02/01/26
    0


    1480478          670/728             F          256,400.00
    ZZ
    HAGGERTY            LAUREEN  M       360        256,400.00
     1
    14 WINTHROP ROAD                   7.750          1,836.92
    95
                                       7.500          1,836.92
 269,900.00
    CARNEGIE         PA   15106          1            02/05/96
    10
    0380366675                           05           04/01/96
    30
    34065539                             O            03/01/26
    0


    1480482          670/728             F          176,000.00
    ZZ
    PELTEKCI            SAIT             360        175,869.38
     1
    548 NORTH VALENCIA STREET          7.500          1,230.62
    53
                                       7.250          1,230.62
 335,000.00
    GLENDORA         CA   91741          2            01/22/96
    00
    0380366717                           05           03/01/96
     0
    34068881                             O            02/01/26
    0


    1480484          670/728             F          260,000.00
    ZZ
    WOLFENBARGER        JAMES    A       360        259,842.49
     1
    1745 RIDGE                         8.500          1,999.18
    62
                                       8.250          1,999.18
 420,000.00
    WHITE LAKE TWP   MI   48383          5            01/24/96
    00
    0380366733                           05           03/01/96
     0
    34075097                             O            02/01/26
    0


    1480486          670/728             F           62,000.00
    ZZ
    ROSENTHAL           JUDITH   S       360         62,000.00
     1
    600 NORTHEAST 36 TH ST. #1704      8.375            471.25
    68
                                       8.125            471.25
  92,000.00
    MIAMI            FL   33137          1            02/13/96
    00
    0380366758                           06           04/01/96
     0
    34078657                             O            03/01/26
    0


    1480492          670/728             F          235,000.00
    ZZ
    BENNETT             HUGH     F       360        234,825.59
     1
    43 CENTRAL STREET                  7.500          1,643.16
    47
                                       7.250          1,643.16
 505,000.00
    WINCHESTER       MA   01890          2            01/22/96
    00
    0380366816                           05           03/01/96
     0
    34083758                             O            02/01/26
    0


1


    1480494          670/728             F          600,000.00
    ZZ
    HENDERSON           I        C       360        599,543.45
     1
    80 CLARENDON AVENUE                7.375          4,144.05
    80
                                       7.125          4,144.05
 750,000.00
    SAN FRANCISCO    CA   94117          5            01/22/96
    00
    0380366832                           05           03/01/96
     0
    34086391                             O            02/01/26
    0


    1480495          670/728             F          487,500.00
    ZZ
    HIER                ALAN     D       360        487,500.00
     1
    2117 DUXBURY CIRCLE                7.750          3,492.51
    75
                                       7.500          3,492.51
 650,000.00
    LOS ANGELES      CA   90034          5            01/31/96
    00
    0380366840                           05           04/01/96
     0
    34086986                             O            03/01/26
    0


    1480497          670/728             F          297,200.00
    ZZ
    COLLIAU             DOUGLAS  J       360        296,979.43
     1
    4607 RAYBURN STREET                7.500          2,078.07
    80
                                       7.250          2,078.07
 371,500.00
    THOUSAND OAKS    CA   91362          1            01/24/96
    00
    0380366865                           03           03/01/96
     0
    34090401                             O            02/01/26
    0


    1480500          670/728             F          115,000.00
    ZZ
    KRUEGER             JOHN     W       360        114,920.86
     1
    2900 NORWAY CIRCLE                 7.875            833.83
    54
                                       7.625            833.83
 213,848.00
    CAMBRIDGE        MN   55008          1            01/29/96
    00
    0380366899                           05           03/01/96
     0
    34095241                             O            02/01/26
    0


    1480502          670/728             F          200,000.00
    ZZ
    PRUETT              KENNETH  M       360        199,862.36
     1
    5839 CAMINO DE LA COSTA            7.875          1,450.14
    39
                                       7.625          1,450.14
 515,000.00
    LA JOLLA         CA   92037          1            01/12/96
    00
    0380366915                           05           03/01/96
     0
    34095373                             O            02/01/26
    0


    1480510          670/728             F          500,000.00
    ZZ
    NEUMEISTER          DAVID    R       360        499,655.90
     1
    5751 TERRA BELLA COURT             7.875          3,625.35
    80
                                       7.625          3,625.35
 627,000.00
1


    CAMARILLO        CA   93012          5            01/18/96
    00
    0380366998                           05           03/01/96
     0
    34101713                             O            02/01/26
    0


    1480512          670/728             F          322,000.00
    ZZ
    BERG                MICHAEL  T       360        321,766.94
     1
    6172 FARMINGTON AVENUE S.E.        7.625          2,279.10
    76
                                       7.375          2,279.10
 425,000.00
    DELANO           MN   55328          5            01/26/96
    00
    0380367012                           05           03/01/96
     0
    34102019                             O            02/01/26
    0


    1480513          670/728             F          207,000.00
    ZZ
    MEAGER              JOHN     M       360        206,850.17
     1
    26232 VERONA PLACE                 7.625          1,465.14
    70
                                       7.375          1,465.14
 298,000.00
    MISSION VIEJO    CA   92692          1            01/23/96
    00
    0380367020                           03           03/01/96
     0
    34102701                             O            02/01/26
    0


    1480516          670/728             F          284,000.00
    T
    MACLAURY            GUY      A       360        283,794.44
     1
    650 CYPRESS STREET                 7.625          2,010.14
    80
                                       7.375          2,010.14
 355,000.00
    THOUSAND OAKS    CA   91361          1            01/25/96
    00
    0380367046                           05           03/01/96
     0
    34105930                             O            02/01/26
    0


    1480521          670/728             F          218,000.00
    ZZ
    KODAK III           PRESTON  F       360        218,000.00
     1
    7 VINEYARD PLACE                   8.000          1,599.61
    73
                                       7.750          1,599.61
 300,000.00
    N. EASTON        MA   02356          2            02/05/96
    00
    0380367095                           05           04/01/96
     0
    34109978                             O            03/01/26
    0


    1480523          670/728             F          196,950.00
    ZZ
    SASS                MAURICE  F       360        196,817.85
     1
    730 FLORIDA STREET                 8.000          1,445.15
    65
                                       7.750          1,445.15
 303,000.00
    ORLANDO          FL   32806          5            01/26/96
    00
    0380367111                           05           03/01/96
     0
    34110895                             O            02/01/26
    0
1




    1480524          670/728             F           59,000.00
    T
    KANE                KENNETH  W       360         58,962.38
     1
    2000 COCO PLUM DRIVE               8.250            443.25
    65
                                       8.000            443.25
  91,000.00
    MARATHON         FL   33050          1            01/25/96
    00
    0380365214                           06           03/01/96
     0
    34111603                             O            02/01/26
    0


    1480525          670/728             F          320,000.00
    ZZ
    VARTERESSIAN        SEVAN            360        320,000.00
     1
    15505 EARLHAM STREET               7.625          2,264.94
    80
                                       7.375          2,264.94
 400,000.00
    PACIFIC PALISAD  CA   90272          1            01/30/96
    00
    0380365230                           05           04/01/96
     0
    34112553                             O            03/01/26
    0


    1480528          670/728             F          348,000.00
    ZZ
    EVANS               KIRK     S       360        347,748.12
     1
    9281 SHADWELL LANE                 7.625          2,463.13
    54
                                       7.375          2,463.13
 650,000.00
    HUNTINGTON BEAC  CA   92646          2            01/22/96
    00
    0380365297                           09           03/01/96
     0
    34115200                             O            02/01/26
    0


    1480531          670/728             F          141,000.00
    ZZ
    LORANCE             SUYEYO   S       360        140,900.48
     1
    2661 PUNINONI STREET               7.750          1,010.15
    49
                                       7.500          1,010.15
 290,000.00
    WAHIAWA          HI   96786          2            01/22/96
    00
    0380365347                           05           03/01/96
     0
    34116974                             O            02/01/26
    0


    1480533          670/728             F          258,000.00
    ZZ
    BAEZA, JR           RUBEN            360        257,822.44
     1
    3222 YELLOWTAIL DRIVE              7.875          1,870.68
    88
                                       7.625          1,870.68
 295,000.00
    LOS ALAMITOS     CA   90720          2            01/24/96
    10
    0380365388                           05           03/01/96
    25
    34119124                             O            02/01/26
    0


    1480536          670/728             F           78,700.00
    ZZ
    MARLOW              MARK     S       360         78,644.45
     1
1


    7609 113TH 1/2 AVENUE NORTH        7.750            563.82
    70
                                       7.500            563.82
 112,500.00
    CHAMPLIN         MN   55316          2            01/17/96
    00
    0380365420                           05           03/01/96
     0
    34121714                             O            02/01/26
    0


    1480539          670/728             F          280,400.00
    ZZ
    GIBSON II           ROBERT   P       360        280,197.05
     1
    65 BALD HILL ROAD                  7.625          1,984.66
    75
                                       7.375          1,984.66
 373,900.00
    HOLLISTON        MA   01746          1            01/31/96
    00
    0380365479                           05           03/01/96
     0
    34123504                             O            02/01/26
    0


    1480553          670/728             F          180,000.00
    ZZ
    NUECHTERLEIN        ROBERT   P       360        179,869.72
     1
    810 NATHAN HALE DRIVE              7.625          1,274.03
    75
                                       7.375          1,274.03
 243,000.00
    WEST CHESTER     PA   19382          1            01/26/96
    00
    0380365685                           05           03/01/96
     0
    34131400                             O            02/01/26
    0


    1480556          670/728             F          215,100.00
    ZZ
    KISTINGER           JAMES            360        214,955.67
     1
    17432 IRELAND LANE                 8.000          1,578.33
    90
                                       7.750          1,578.33
 239,000.00
    HUNTINGTON BEAC  CA   92647          1            01/23/96
    12
    0380365727                           05           03/01/96
    25
    34136223                             O            02/01/26
    0


    1480557          670/728             F          142,800.00
    ZZ
    FRYE                DENISE   L       360        142,706.58
     1
    1206 DELANEY AVENUE                8.125          1,060.29
    70
                                       7.875          1,060.29
 204,000.00
    ORLANDO          FL   32806          1            01/25/96
    00
    0380365743                           05           03/01/96
     0
    34138994                             O            02/01/26
    0


    1480558          670/728             F           70,000.00
    ZZ
    GORHAM              GAYLON   D       360         69,951.83
     1
    759 WEST GALATEA STREET            7.875            507.55
    46
                                       7.625            507.55
 155,000.00
    GLENDORA         CA   91740          5            01/26/96
    00
    0380365768                           05           03/01/96
     0
1


    34139010                             O            02/01/26
    0


    1480559          670/728             F          108,875.00
    ZZ
    SHYONG              JACK             360        108,798.15
     1
    1205 EAST PHILLIPS PLACE           7.750            780.00
    65
                                       7.500            780.00
 167,500.00
    LITTLETON        CO   80122          1            01/25/96
    00
    0380365784                           09           03/01/96
     0
    34139591                             O            02/01/26
    0


    1480562          670/728             F          460,000.00
    ZZ
    VOLK                STEVEN   B       360        459,667.07
     1
    3805 NORWOOD COURT                 7.625          3,255.85
    80
                                       7.375          3,255.85
 575,000.00
    BOULDER          CO   80304          5            01/31/96
    00
    0380365834                           03           03/01/96
     0
    34141936                             O            02/01/26
    0


    1480571          670/728             F          322,500.00
    ZZ
    COLLIER             WILLIAM  D       360        322,500.00
     1
    114 VIA DI ROMA WALK               7.625          2,282.64
    75
                                       7.375          2,282.64
 430,000.00
    LONG BEACH       CA   90803          1            02/01/96
    00
    0380365966                           05           04/01/96
     0
    34160485                             O            03/01/26
    0


    1480573          670/728             F          458,000.00
    ZZ
    GRAY                JIMMIE   L       360        458,000.00
     1
    386 LOOKOUT DRIVE                  7.875          3,320.82
    75
                                       7.625          3,320.82
 615,000.00
    LAGUNA BEACH     CA   92651          2            02/06/96
    00
    0380365990                           05           04/01/96
     0
    34170472                             O            03/01/26
    0


    1480578          670/670             F          336,000.00
    ZZ
    PINGITORE           GEORGE   T       360        335,750.63
     1
    36622 N LAZY LANE                  7.500          2,349.37
    80
                                       7.250          2,349.37
 420,000.00
    CAREFREE         AZ   85377          1            01/31/96
    00
    523810                               05           03/01/96
     0
    523810                               O            02/01/26
    0


1


    1480585          670/670             F          532,000.00
    ZZ
    JONES               PETER            360        531,637.93
     1
    5 POMPANO ROAD                     7.930          3,877.70
    80
                                       7.680          3,877.70
 665,000.00
    RUMSON           NJ   07760          1            01/30/96
    00
    2950529                              05           03/01/96
     0
    2950529                              O            02/01/26
    0


    1480586          670/670             F          355,810.00
    ZZ
    ATLAS               ALAN     G       360        355,549.87
     1
    29514 OCEANPORT ROAD               7.575          2,506.18
    80
                                       7.325          2,506.18
 450,000.00
    RANCHO PALOS VE  CA   90275          2            01/25/96
    00
    2959615                              05           03/01/96
     0
    2959615                              O            02/01/26
    0


    1480588          670/670             F        1,000,000.00
    ZZ
    WEISS               GEORGE   D       360        999,378.44
     1
    8 HOLLOW BROOK ROAD                8.375          7,600.73
    75
                                       8.125          7,600.73
1,350,000.00
    TEWKSBURY        NJ   07830          5            01/16/96
    00
    5240832                              05           03/01/96
     0
    5240832                              O            02/01/26
    0


    1480593          670/670             F          120,000.00
    ZZ
    LARA                JUAN             360        119,910.94
     1
    4085 WEEPING WILLOW DRIVE          7.500            839.06
    44
                                       7.250            839.06
 275,000.00
    MOORPARK         CA   93021          1            01/29/96
    00
    11388013                             05           03/01/96
     0
    11388013                             O            02/01/26
    0


    1480620          670/728             F          108,000.00
    ZZ
    FELIX               JESUS            360        107,936.23
     1
    383 MICHIGAN AVENUE                8.625            840.02
    75
                                       8.375            840.02
 144,000.00
    PATERSON         NJ   07503          1            01/22/96
    00
    0380366238                           05           03/01/96
     0
    34074597                             O            02/01/26
    0


    1480622          670/670             F          172,500.00
    ZZ
    CATANZARO           VINCENT          360        172,500.00
     1
    14 COVENTRY DRIVE                  7.500          1,206.15
    75
                                       7.250          1,206.15
 230,000.00
1


    FREEHOLD         NJ   07728          1            02/09/96
    00
    34078070                             05           04/01/96
     0
    34078070                             O            03/01/26
    0


    1480641          A13/728             F          239,900.00
    ZZ
    MILLER              KEITH    D       360        239,717.46
     1
    28773 PARK WOODLAND PLACE          7.375          1,656.93
    80
    SAUGUS AREA                        7.125          1,656.93
 299,900.00
    LOS ANGELES      CA   91350          1            01/24/96
    00
    0380361858                           05           03/01/96
     0
    9600012                              O            02/01/26
    0


    1480664          670/728             F           97,500.00
    ZZ
    BROWNING            SANDRA   T       360         97,384.45
     1
    2045 SOUTH PENINSULA DRIVE         8.625            758.35
    65
                                       8.375            758.35
 150,000.00
    DAYTONA BEACH    FL   32118          5            12/22/95
    00
    0380366394                           05           02/01/96
     0
    34053573                             O            01/01/26
    0


    1480667          670/728             F          585,000.00
    ZZ
    FAGAN               MICHAEL  T       360        584,171.56
     1
    2975 SW MONTGOMERY DR              7.750          4,191.01
    80
                                       7.500          4,191.01
 740,000.00
    PORTLAND         OR   97201          5            12/21/95
    00
    0380366436                           05           02/01/96
     0
    34072748                             O            01/01/26
    0


    1480715          051/728             F          123,000.00
    ZZ
    MARTINEZ            STEVEN   L       360        122,257.84
     1
    1212 EAST LE PARC DRIVE            8.125            913.27
    95
                                       7.875            913.27
 129,500.00
    FRESNO           CA   93720          2            06/05/95
    11
    0380357245                           05           08/01/95
    30
    10106620                             O            07/01/25
    0


    1480716          744/728             F          400,000.00
    ZZ
    SCHULTE             MICHAEL          360        400,000.00
     1
    665 IRONBARK CIRCLE                8.250          3,005.07
    75
                                       8.000          3,005.07
 540,000.00
    ORINDA           CA   94563          2            02/15/96
    00
    0380370149                           03           04/01/96
     0
    76479                                O            03/01/26
    0
1




    1480764          731/728             F          245,000.00
    ZZ
    LIU                 MING     S       360        245,000.00
     1
    1881 CARLISLE DRIVE                8.500          1,883.84
    56
                                       8.250          1,883.84
 445,000.00
    SAN MARINO       CA   91108          2            02/14/96
    00
    0380363052                           05           04/01/96
     0
    411111262                            O            03/01/26
    0


    1480771          731/728             F          209,200.00
    ZZ
    VORDERKUNZ          CHRISTOP W       360        209,200.00
     1
    2426 EAST WARD TERRACE             8.125          1,553.30
    90
                                       7.875          1,553.30
 234,000.00
    ANAHEIM          CA   92806          2            02/14/96
    12
    0380362955                           05           04/01/96
    25
    411510393                            O            03/01/26
    0


    1480866          450/728             F          268,000.00
    ZZ
    COLE                SHARON   L       360        268,000.00
     1
    114 EDGEWATER DRIVE                8.250          2,013.39
    78
                                       8.000          2,013.39
 345,000.00
    MILPITAS         CA   95035          2            02/05/96
    00
    0380362039                           05           04/01/96
     0
    3965514                              O            03/01/26
    0


    1480897          757/757             F          350,000.00
    ZZ
    SHAPIRO             STEVEN   L       360        350,000.00
     1
    18 CAPTAIN'S CROSSING              7.750          2,507.45
    57
                                       7.500          2,507.45
 617,000.00
    SAVANNAH         GA   31411          2            02/16/96
    00
    2580801                              03           04/01/96
     0
    2580801                              O            03/01/26
    0


    1481035          822/728             F          250,000.00
    ZZ
    RORISTON            ROBERT   J       360        249,467.20
     1
    211 HOBART AVE                     7.750          1,791.04
    78
                                       7.500          1,791.04
 322,500.00
    SHORT HILLS      NJ   07078          1            11/01/95
    00
    0380361247                           05           01/01/96
     0
    3516003537                           O            12/01/25
    0


    1481128          757/757             F          240,000.00
    ZZ
    OVERBY JR           CHARLES  W       360        240,000.00
     1
1


    501 CAPTAIN DEXTER WYND            7.750          1,719.39
    75
                                       7.500          1,719.39
 321,000.00
    WILMINGTON       NC   28405          5            02/16/96
    00
    2739746                              03           04/01/96
     0
    2739746                              O            03/01/26
    0


    1481765          385/385             F          263,407.25
    ZZ
    HARTMAN             FRANK    M       304        263,154.85
     1
    80 OLD FARM ROAD NORTH             8.375          2,090.76
    54
                                       8.125          2,090.76
 495,000.00
    CHAPPAQUA        NY   10514          5            12/28/95
    00
    8520447                              05           03/01/96
     0
    8520447                              O            06/01/21
    0


    1481766          385/385             F          223,638.40
    ZZ
    RAMOS               LUTGARDO C       345        223,482.59
     1
    853 GROVE STREET                   8.375          1,716.62
    88
                                       8.125          1,716.62
 257,000.00
    CLIFTON          NJ   07013          1            12/28/95
    10
    3637816                              05           03/01/96
    20
    3637816                              O            11/01/24
    0


    1481770          595/728             F          488,000.00
    ZZ
    VISSELL             BARRY    M       360        488,000.00
     1
    755 REDWOOD HEIGHTS ROAD           7.500          3,412.17
    68
                                       7.250          3,412.17
 726,000.00
    APTOS            CA   95003          2            01/31/96
    00
    0380361361                           05           04/01/96
     0
    6046437                              O            03/01/26
    0


    1481771          595/728             F           85,000.00
    ZZ
    WILLIAMS            JACQUELIN        360         85,000.00
     1
    13224 SLOPE CREST DRIVE            7.750            608.95
    30
                                       7.500            608.95
 285,000.00
    OAKLAND          CA   94619          1            02/14/96
    00
    0380361411                           05           04/01/96
     0
    6045140                              O            03/01/26
    0


    1481777          439/728             F          245,000.00
    ZZ
    CAMPBELL            MICHAEL  J       360        245,000.00
     1
    8535 WEST 129TH PLACE              8.350          1,857.86
    76
                                       8.100          1,857.86
 322,368.00
    PALOS PARK       IL   60464          2            02/02/96
    00
    0380362914                           05           04/01/96
     0
1


    1823443                              O            03/01/26
    0


    1481855          208/728             F          280,000.00
    ZZ
    WICKHAM             ROBERT   S       360        280,000.00
     1
    20 SAN JUAN RANCH ROAD             7.500          1,957.80
    65
                                       7.250          1,957.80
 435,000.00
    SANTA FE         NM   87501          5            02/16/96
    00
    0380371402                           05           04/01/96
     0
    33853                                O            03/01/26
    0


    1481867          003/728             F          355,000.00
    ZZ
    MACCHIO             VICTOR   T       360        355,000.00
     1
    12235 MEADOWS LANE                 7.375          2,451.90
    73
                                       7.125          2,451.90
 488,000.00
    ALPHARETTA       GA   30202          2            02/21/96
    00
    0380371436                           03           04/01/96
     0
    3640562                              O            03/01/26
    0


    1482009          106/106             F          350,000.00
    ZZ
    ROMBAUER            ROBERT   B       360        349,759.13
     1
    850 COMMONWEALTH AVENUE            7.875          2,537.75
    77
                                       7.625          2,537.75
 457,500.00
    NEWTON           MA   02159          1            01/16/96
    00
    99129627                             05           03/01/96
     0
    99129627                             O            02/01/26
    0


    1482016          106/106             F          288,000.00
    ZZ
    ROBINSON            TIMOTHY  H       360        287,806.75
     1
    426 BRIDGE STREET                  8.000          2,113.25
    73
                                       7.750          2,113.25
 396,000.00
    HAMILTON         MA   01982          2            01/25/96
    00
    9912106                              05           03/01/96
     0
    9912106                              O            02/01/26
    0


    1482024          A39/728             F          305,600.00
    ZZ
    MASTERS             JIM              360        305,600.00
     1
    1678 SHADOW OAKS PLACE             7.750          2,189.36
    90
                                       7.500          2,189.36
 340,000.00
    THOUSAND OAKS    CA   91362          2            02/16/96
    14
    0380362146                           05           04/01/96
    25
    9500994                              O            03/01/26
    0


1


    1482025          106/106             F          500,000.00
    ZZ
    FABIANO             JOHN     G       360        499,681.16
     1
    31 HOMEWOOD ROAD                   8.250          3,756.34
    62
                                       8.000          3,756.34
 807,000.00
    NEWTON           MA   02168          5            01/26/96
    00
    9912007                              05           03/01/96
     0
    9912007                              O            02/01/26
    0


    1482239          405/405             F          491,000.00
    ZZ
    MILLER              MILTON   W       360        491,000.00
     1
    107 DAVIT DRIVE                    7.875          3,560.10
    70
                                       7.625          3,560.10
 706,000.00
    NORTH PALM BEAC  FL   33408          2            02/12/96
    00
    3840907                              05           04/01/96
     0
    3840907                              O            03/01/26
    0


    1482348          A39/728             F          367,200.00
    ZZ
    NOSTAJA             SCOTT            360        367,200.00
     1
    19854 DINA PLACE                   8.000          2,694.38
    80
                                       7.750          2,694.38
 459,000.00
    CHATSWORTH       CA   91311          1            02/23/96
    00
    0380362757                           05           04/01/96
     0
    9600113                              O            03/01/26
    0

   TOTAL NUMBER OF LOANS   :      1,443

   TOTAL ORIGINAL BALANCE  :   425,162,960.45

   TOTAL PRINCIPAL BALANCE :   424,466,573.98

   TOTAL ORIGINAL P+I      :     3,118,116.41

   TOTAL CURRENT P+I       :     3,118,116.41


                             ***************************
                             *      END OF REPORT      *
                             ***************************


  RUN ON     : 03/20/96           RFC DISCLOSURE SYSTEM
RFFSDFIX-01
  AT         : 06.19.41           FIXED PASSTHRU REPORT
AMORTIZED BALANCE
  SERIES     : RFMSI I 1996-S6
CUTOFF : 03/01/96
  POOL       : 0004198
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    ORIG RATE                            ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST SPREAD RATE                     STRIP

- -----------------------------------------------------------------
- --------------

      1403922                              .2500
      649,538.61                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1432052                              .2500
      162,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1433820                              .2500
      208,958.27                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         1.7200
            7.0000                         .0000

      1437930                              .2500
      277,821.82                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.2950
            7.0000                         .0000

      1442476                              .2500
      597,198.62                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1442586                              .2500
      317,600.35                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.3450
            7.0000                         .0000
1



      1443597                              .2500
      362,862.45                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1444279                              .2500
       69,568.57                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1444992                              .2500
      329,765.74                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1445272                              .2500
      247,434.52                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1445986                              .2500
      328,570.54                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000

      1446090                              .2500
      149,502.69                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1447938                              .2500
      549,591.81                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1448997                              .2500
      207,104.83                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000
1



      1449254                              .2500
      276,966.41                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1451534                              .2500
      235,783.23                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1452075                              .2500
      851,548.45                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1452850                              .2500
      621,300.97                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1453701                              .2500
      259,248.22                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1454443                              .2500
      228,928.06                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1454654                              .2500
      217,368.23                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000

      1455070                              .2500
      249,663.40                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000
1



      1455288                              .2500
      274,952.57                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1456444                              .2500
      339,211.22                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1456468                              .2500
      243,542.81                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1456643                              .2500
      208,988.97                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1456695                              .2500
      253,283.66                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1456847                              .2500
      239,441.57                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         1.4200
            7.0000                         .0000

      1457537                              .2500
      238,906.42                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1457539                              .2500
      225,462.04                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000
1



      1457661                              .2500
      232,111.85                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1457879                              .1250
      280,964.06                           .0800
            7.9000                         .0000
            7.7750                         .0000
            7.6950                          .6950
            7.0000                         .0000

      1458186                              .2500
      205,878.38                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.3450
            7.0000                         .0000

      1458199                              .2500
      275,559.92                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1458379                              .2500
      374,532.19                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1458486                              .2500
      103,065.80                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.2950
            7.0000                         .0000

      1459182                              .2500
      272,096.95                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1459276                              .2500
      127,765.72                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000
1



      1459728                              .2500
      247,158.22                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1459730                              .2500
      374,748.38                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1459912                              .2500
      309,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1459917                              .2500
      291,896.36                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1459921                              .2500
      216,775.22                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1460207                              .2500
       95,139.29                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1460222                              .2500
      256,827.55                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1460533                              .2500
      332,587.78                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000
1



      1461042                              .2500
      201,245.52                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000

      1461318                              .2500
      642,369.53                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         1.6700
            7.0000                         .0000

      1461335                              .2500
      331,777.23                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1461414                              .2500
      925,693.80                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1461606                              .2500
      450,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1461667                              .2500
      350,949.21                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         1.4200
            7.0000                         .0000

      1462192                              .2500
      210,019.67                           .0800
            8.3900                         .0000
            8.1400                         .0000
            8.0600                         1.0600
            7.0000                         .0000

      1462305                              .2500
      215,851.35                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000
1



      1462335                              .2500
      251,364.98                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         1.1700
            7.0000                         .0000

      1462338                              .2500
      219,531.15                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1462359                              .2500
      235,657.15                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000

      1462403                              .2500
      565,610.49                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1462411                              .2500
      285,661.08                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.3450
            7.0000                         .0000

      1462571                              .2500
      750,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1462606                              .2500
      345,849.37                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1462756                              .2500
      138,665.94                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000
1



      1462886                              .2500
      525,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1463125                              .2500
      315,854.82                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1463318                              .2500
      359,752.25                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1463898                              .2500
      873,398.46                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000

      1463955                              .2500
      289,032.71                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         1.7200
            7.0000                         .0000

      1463987                              .2500
      219,379.15                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1464404                              .2500
      119,925.41                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1464468                              .2500
      374,741.93                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000
1



      1464478                              .2500
      297,794.92                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1464489                              .2500
      224,852.82                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1464619                              .2500
      232,478.53                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1464853                              .2500
      179,879.22                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1464951                              .2500
      619,624.40                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000

      1465115                              .2500
       95,937.20                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1465187                              .2500
      214,785.48                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1465213                              .2500
      632,464.45                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000
1



      1465286                              .2500
      234,699.26                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1466242                              .2500
      215,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1466245                              .2500
      299,366.99                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1466251                              .2500
      999,311.81                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1466261                              .2500
      240,834.14                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1466281                              .2500
      213,623.80                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.3450
            7.0000                         .0000

      1466381                              .2500
       44,967.43                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1466559                              .2500
      176,581.43                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000
1



      1466638                              .2500
      129,919.19                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1466642                              .2500
       97,940.63                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000

      1466666                              .2500
      298,911.54                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1466886                              .2500
      226,889.74                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1466888                              .2500
      240,823.24                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1466891                              .2500
      292,763.19                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1466895                              .2500
       82,112.71                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1466908                              .2500
      249,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000
1



      1466955                              .2500
      389,447.70                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1467001                              .2500
      400,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1467056                              .2500
      559,245.98                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1467079                              .2500
      289,600.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1467099                              .2500
      277,672.82                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1467115                              .2500
      183,230.06                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1467519                              .2500
      339,424.67                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1467607                              .2500
       49,439.79                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         1.1700
            7.0000                         .0000
1



      1467700                              .2500
      216,255.77                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1467752                              .2500
      228,983.35                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1467765                              .2500
       63,861.28                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000

      1467781                              .2500
      149,911.45                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.3450
            7.0000                         .0000

      1467791                              .2500
      229,605.77                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1467818                              .2500
      227,547.22                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1467820                              .2500
      539,637.67                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1467966                              .2500
      397,336.51                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000
1



      1468074                              .2500
      295,796.29                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1468233                              .2500
      359,758.45                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1468252                              .2500
      293,802.73                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1468254                              .2500
      242,841.04                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1468256                              .2500
      299,798.70                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1468274                              .2500
      259,829.93                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1468332                              .2500
      240,842.35                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1468418                              .2500
      209,210.70                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000
1



      1468463                              .2500
      219,678.91                           .0300
            7.6000                         .0000
            7.3500                         .0000
            7.3200                          .3200
            7.0000                         .0000

      1468498                              .2500
      359,745.91                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1468504                              .2500
      298,209.72                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1468543                              .2500
      126,421.36                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1468562                              .2500
      320,567.78                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1468691                              .2500
      259,649.92                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1468710                              .2500
      217,500.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1468715                              .2500
      223,100.20                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000
1



      1468719                              .2500
      179,872.96                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1468721                              .2500
      250,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1468741                              .2500
      246,825.67                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1468746                              .2500
      939,385.11                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1468760                              .2500
      101,168.18                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1468793                              .2500
      723,842.57                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1468927                              .2500
      246,267.98                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1468928                              .2500
      237,132.84                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         1.5950
            7.0000                         .0000
1



      1468942                              .2500
       58,581.05                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1469005                              .2500
      220,851.71                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1469010                              .2500
      291,873.95                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1469034                              .2500
      324,551.19                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1469088                              .2500
      232,194.79                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1469135                              .2500
      270,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1469138                              .2500
      256,936.05                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1469242                              .2500
      197,617.31                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000
1



      1469281                              .2500
      327,206.76                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1469288                              .2500
       73,511.51                           .0800
           10.2500                         .0000
           10.0000                         .0000
            9.9200                         2.9200
            7.0000                         .0000

      1469337                              .2500
      327,799.93                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1469369                              .2500
      489,356.77                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1469373                              .2500
       98,938.46                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1469380                              .2500
      337,056.96                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1469407                              .2500
      341,032.39                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1469408                              .2500
      519,676.79                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000
1



      1469450                              .2500
      392,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1469472                              .2500
      748,510.05                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1469542                              .2500
      242,147.86                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1469667                              .2500
      279,797.34                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1469792                              .2500
      217,675.41                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1469857                              .2500
      246,727.56                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1469884                              .2500
      254,508.83                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1469923                              .2500
      269,814.19                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000
1



      1469925                              .2500
      644,556.11                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1469950                              .2500
      247,350.05                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000

      1469953                              .2500
      156,988.34                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1469960                              .2500
      232,433.98                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         1.1700
            7.0000                         .0000

      1469967                              .2500
      143,101.45                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1469987                              .2500
      218,881.68                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1470060                              .2500
      352,557.21                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1470067                              .2500
      220,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000
1



      1470069                              .2500
      270,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1470101                              .2500
      489,654.16                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1470110                              .2500
      220,344.37                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1470168                              .2500
      608,149.62                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         1.4200
            7.0000                         .0000

      1470272                              .2500
      649,585.52                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1470310                              .2500
      218,705.14                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1470319                              .2500
      467,716.48                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000

      1470337                              .2500
      280,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000
1



      1470349                              .2500
      567,655.90                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000

      1470352                              .2500
      242,445.31                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1470357                              .2500
      455,709.22                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1470366                              .2500
      380,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1470384                              .2500
      510,665.73                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1470455                              .2500
      237,395.60                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1470612                              .2500
      230,488.84                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1470619                              .2500
      235,674.11                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000
1



      1470634                             1.1250
      237,166.66                           .0800
            8.7500                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1470635                             1.0000
      257,924.78                           .0800
            8.6250                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1470636                             1.1250
      224,336.58                           .0800
            8.7500                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1470637                              .5000
      215,069.86                           .0800
            8.1250                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1470638                             1.0000
      211,685.06                           .0800
            8.6250                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1470639                             1.0000
      286,517.24                           .0800
            8.6250                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1470641                             1.1250
      194,814.96                           .0800
            8.7500                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1470642                             1.1250
      238,466.65                           .0800
            8.7500                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000
1



      1470643                             1.1250
      251,028.38                           .0800
            8.7500                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1470644                             1.0000
      220,789.28                           .0800
            8.6250                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1470645                             2.3750
      195,362.65                           .0800
           10.0000                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1470646                             1.0000
      232,284.02                           .0800
            8.6250                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1470647                             1.8750
      282,018.76                           .0800
            9.5000                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1470648                             1.8750
      216,124.46                           .0800
            9.5000                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1470649                             1.5000
      250,166.55                           .0800
            9.1250                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1470650                             1.5000
      195,257.69                           .0800
            9.1250                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000
1



      1470651                             1.5000
      256,890.72                           .0800
            9.1250                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1470652                              .8750
      267,335.69                           .0800
            8.5000                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1470653                             1.3750
      197,592.89                           .0800
            9.0000                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1470654                             1.0000
      216,784.15                           .0800
            8.6250                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1470655                             1.1250
      218,840.67                           .0800
            8.7500                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1470656                             1.0000
      196,293.39                           .0800
            8.6250                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1470659                             2.0000
      121,855.85                           .0800
            9.6250                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1470660                             1.0000
      318,719.36                           .0800
            8.6250                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000
1



      1470661                             1.0000
      249,338.23                           .0800
            8.6250                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1470662                             1.0000
      248,191.87                           .0800
            8.6250                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1470663                             1.1250
      215,798.94                           .0800
            8.7500                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1470664                             1.2500
      213,372.31                           .0800
            8.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1470665                             1.1250
      292,309.00                           .0800
            8.7500                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1470666                             1.1250
      246,918.16                           .0800
            8.7500                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1470667                             1.0000
      232,899.03                           .0800
            8.6250                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1470788                              .2500
      269,318.07                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000
1



      1470926                              .2500
      251,643.13                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1470950                              .2500
      293,404.23                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1470952                              .2500
      203,300.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1470953                              .2500
      299,603.89                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1470955                              .2500
      184,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1470987                              .2500
      245,500.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1471067                              .2500
      212,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1471087                              .2500
      649,616.25                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.3450
            7.0000                         .0000
1



      1471099                              .2500
      279,821.45                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1471134                              .2500
      248,420.59                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1471203                              .2500
      240,750.26                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1471219                              .2500
      247,829.32                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1471277                              .2500
       47,841.76                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         1.1700
            7.0000                         .0000

      1471281                              .2500
      311,180.21                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1471316                              .9200
      321,285.64                           .0800
            8.5000                         .0000
            7.5800                         .0000
            7.5000                          .5000
            7.0000                         .0000

      1471371                              .2500
      279,500.50                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.3450
            7.0000                         .0000
1



      1471571                              .2500
      251,669.18                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1471683                              .2500
      307,692.24                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1471693                              .2500
      205,213.32                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1471702                              .2500
      375,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1471718                              .2500
      387,403.58                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1471783                              .2500
      294,121.70                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000

      1471800                              .2500
      350,764.49                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1471859                              .2500
      293,594.01                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000
1



      1471915                              .2500
      279,816.84                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1471923                              .2500
      412,500.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1471939                              .2500
      380,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1471940                              .2500
      161,043.64                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1471950                              .2500
      500,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1472037                              .2500
      284,822.85                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1472091                              .2500
      202,559.67                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.2950
            7.0000                         .0000

      1472092                              .2500
      117,800.45                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000
1



      1472093                              .2500
       94,369.49                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1472094                              .2500
      385,506.03                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1472095                              .2500
      678,062.35                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1472136                              .2500
      444,182.79                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1472152                              .2500
      220,510.14                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1472153                              .2500
      241,420.69                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1472157                              .2500
      334,553.14                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1472212                              .2500
      329,331.27                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000
1



      1472249                              .2500
      153,750.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000

      1472252                              .2500
       81,847.77                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1472267                              .2500
      213,617.15                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1472341                              .2500
      239,300.00                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .0950
            7.0000                         .0000

      1472369                              .2500
      236,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1472442                              .2500
      249,069.60                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1472448                              .2500
      335,202.31                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.3450
            7.0000                         .0000

      1472457                              .2500
      377,478.01                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000
1



      1472465                              .2500
      278,604.87                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1472468                              .2500
      495,649.92                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1472492                              .2500
      394,526.24                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1472527                              .2500
      487,060.03                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1472536                              .2500
      273,600.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1472602                              .2500
      330,966.24                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1472611                              .2500
      336,462.36                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1472649                              .2500
      120,317.14                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000
1



      1472657                              .2500
      256,327.89                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1472660                              .2500
      275,824.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1472711                              .2500
      650,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1472730                              .2500
      269,321.64                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1472780                              .2500
      625,590.51                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1472790                              .2500
      416,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1472793                              .2500
      219,856.09                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1472797                              .2500
      230,349.22                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000
1



      1472820                              .2500
      351,021.87                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         1.7200
            7.0000                         .0000

      1472902                              .2500
      230,136.40                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         1.5950
            7.0000                         .0000

      1472903                              .2500
      116,872.57                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         1.5950
            7.0000                         .0000

      1472904                              .2500
      261,981.35                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1472907                              .2500
      644,556.11                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1472911                              .2500
      243,823.40                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1472914                              .2500
      399,744.93                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1472941                              .2500
      189,869.25                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000
1



      1472947                              .2500
      276,768.83                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1472962                              .2500
      261,857.11                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         1.1700
            7.0000                         .0000

      1472980                              .2500
      318,386.22                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1472983                              .2500
      399,731.61                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1472988                              .2500
      276,109.85                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1473030                              .2500
      467,500.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.3450
            7.0000                         .0000

      1473033                              .2500
      248,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1473034                              .2500
      241,500.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000
1



      1473053                              .2500
      261,250.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1473091                              .2500
      314,793.94                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1473097                              .2500
      260,841.89                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000

      1473115                              .2500
      307,291.67                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1473116                              .2500
      279,668.17                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.3450
            7.0000                         .0000

      1473122                              .2500
      337,267.73                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1473130                              .2500
      214,840.44                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1473131                              .2500
      269,809.44                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000
1



      1473138                              .2500
      454,721.19                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1473231                              .2500
      289,560.46                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1473278                              .2500
       89,944.06                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1473289                              .2500
      351,513.93                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1473319                              .2500
      537,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1473320                              .2500
      324,776.33                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1473334                              .2500
      399,738.34                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1473352                              .2500
      241,349.90                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000
1



      1473366                              .2500
      330,788.93                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1473367                              .2500
      270,354.18                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1473368                              .2500
      252,000.00                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .0950
            7.0000                         .0000

      1473374                              .2500
      207,867.37                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1473378                              .2500
      155,897.95                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1473379                              .2500
      411,723.55                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1473383                              .2500
      314,799.14                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1473408                              .2500
       80,948.35                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000
1



      1473459                              .2500
      262,314.73                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1473484                              .2500
      223,449.97                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1473488                              .2500
      229,249.94                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1473529                              .2500
      277,827.20                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1473608                              .2500
      267,833.43                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1473624                              .2500
      263,848.11                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.4700
            7.0000                         .0000

      1473630                              .2500
      253,820.73                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1473634                              .2500
      299,803.75                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000
1



      1473636                              .2500
      247,837.77                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1473640                              .2500
      239,826.29                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1473643                              .2500
      366,940.83                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1473646                              .2500
      334,763.56                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1473647                              .2500
      541,607.72                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1473649                              .2500
      411,109.64                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1473651                              .2500
      247,833.59                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1473653                              .2500
      368,152.81                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000
1



      1473654                              .2500
      263,827.31                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1473656                              .2500
      396,726.78                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1473695                              .2500
      353,785.54                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         1.1700
            7.0000                         .0000

      1473724                              .5000
      579,639.50                           .0300
            8.3750                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1473733                              .2500
       57,411.45                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1473753                              .2500
      260,629.40                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1473758                              .2500
      306,804.24                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1473763                              .2500
      260,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000
1



      1473771                              .2500
      231,687.62                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1473812                              .2500
       72,951.02                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1473820                              .2500
      224,852.82                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1473822                              .2500
      217,838.21                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1473845                              .2500
      242,100.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1473906                              .2500
      271,803.13                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1473926                              .2500
      295,796.29                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1473934                              .2500
      292,808.33                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000
1



      1473937                              .2500
      205,451.19                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1473940                              .2500
      310,291.66                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1473942                              .2500
      256,809.27                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1473943                              .2500
      272,812.12                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1473944                              .2500
      243,827.78                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1473945                              .2500
      219,840.77                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1473950                              .2500
      227,854.61                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1473951                              .2500
      203,863.12                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000
1



      1473952                              .2500
      332,764.97                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1473954                              .2500
      260,801.39                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1473955                              .2500
      349,746.68                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1473957                              .2500
      458,402.98                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1473958                              .2500
      369,332.49                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1473959                              .2500
      399,731.61                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1473960                              .2500
      399,710.49                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1473962                              .2500
      244,822.67                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000
1



      1473963                              .2500
      379,731.80                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1473971                              .2500
      249,082.76                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1473974                              .2500
       90,886.47                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1474015                              .2500
      228,583.92                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1474020                              .2500
      358,552.16                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1474065                              .2500
      559,594.68                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1474066                              .2500
      172,375.15                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1474107                              .2500
      292,308.66                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000
1



      1474116                              .2500
      228,838.38                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1474119                              .2500
      268,914.81                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1474121                              .2500
      227,250.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1474125                              .2500
      599,607.52                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1474128                              .2500
      529,625.94                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1474131                              .2500
      231,855.80                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1474137                              .2500
      207,860.44                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1474140                              .2500
      226,702.01                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000
1



      1474146                              .2500
      129,905.90                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1474148                              .2500
      249,819.05                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1474149                              .2500
      290,380.01                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1474150                              .2500
       48,718.91                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1474153                              .2500
      124,420.61                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1474156                              .2500
      186,300.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1474237                              .2500
      318,280.81                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1474251                              .2500
      349,752.98                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000
1



      1474255                              .2500
      113,925.42                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1474256                              .2500
      139,903.16                           .0800
            7.8500                         .0000
            7.6000                         .0000
            7.5200                          .5200
            7.0000                         .0000

      1474257                              .2500
      279,810.21                           .0800
            7.9500                         .0000
            7.7000                         .0000
            7.6200                          .6200
            7.0000                         .0000

      1474258                              .2500
      200,162.15                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1474259                              .2500
      185,374.26                           .0800
            7.9500                         .0000
            7.7000                         .0000
            7.6200                          .6200
            7.0000                         .0000

      1474260                              .2500
       89,939.61                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1474261                              .2500
      121,366.42                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1474262                              .2500
      299,793.54                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000
1



      1474264                              .2500
      242,845.05                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1474265                              .2500
       77,913.50                           .0800
            7.9000                         .0000
            7.6500                         .0000
            7.5700                          .5700
            7.0000                         .0000

      1474266                              .2500
      119,915.30                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1474269                              .2500
       79,396.69                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1474270                              .2500
       84,947.16                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1474271                              .2500
       90,187.89                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1474272                              .2500
      326,985.96                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1474273                              .2500
       86,195.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000
1



      1474274                              .2500
       69,956.48                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1474275                              .2500
      299,803.75                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1474276                              .2500
      166,754.21                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1474277                              .2500
      224,757.81                           .0800
            7.7750                         .0000
            7.5250                         .0000
            7.4450                          .4450
            7.0000                         .0000

      1474278                              .2500
      379,739.80                           .0800
            7.9000                         .0000
            7.6500                         .0000
            7.5700                          .5700
            7.0000                         .0000

      1474281                              .2500
      182,733.39                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1474282                              .2500
      247,342.17                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1474286                              .2500
      229,367.96                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         1.4200
            7.0000                         .0000
1



      1474287                              .2500
       59,957.65                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1474288                              .2500
       26,981.04                           .0800
            7.7750                         .0000
            7.5250                         .0000
            7.4450                          .4450
            7.0000                         .0000

      1474289                              .2500
       62,956.64                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1474292                              .2500
      119,915.30                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1474293                              .2500
       74,352.55                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1474294                              .2500
      261,815.07                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1474296                              .2500
       78,946.45                           .0800
            7.9500                         .0000
            7.7000                         .0000
            7.6200                          .6200
            7.0000                         .0000

      1474297                              .2500
      205,393.59                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000
1



      1474298                              .2500
      134,999.74                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1474299                              .2500
      206,903.86                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1474302                              .2500
      209,866.09                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1474303                              .2500
       94,931.24                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1474308                              .2500
       52,863.77                           .0800
            7.9000                         .0000
            7.6500                         .0000
            7.5700                          .5700
            7.0000                         .0000

      1474309                              .2500
       39,975.14                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1474310                              .2500
      333,793.46                           .0800
            8.4000                         .0000
            8.1500                         .0000
            8.0700                         1.0700
            7.0000                         .0000

      1474311                              .2500
      141,275.22                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000
1



      1474312                              .2500
      254,530.82                           .0800
            8.0500                         .0000
            7.8000                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1474313                              .2500
      434,705.15                           .0800
            7.9500                         .0000
            7.7000                         .0000
            7.6200                          .6200
            7.0000                         .0000

      1474314                              .2500
      131,561.66                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1474315                              .2500
      244,851.58                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         1.1700
            7.0000                         .0000

      1474316                              .2500
       98,635.43                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1474317                              .2500
       74,153.87                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1474318                              .2500
      118,918.10                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1474319                              .2500
      649,585.51                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000
1



      1474320                              .2500
       95,396.26                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1474321                              .2500
       65,954.58                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1474322                              .2500
      182,820.87                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1474323                              .2500
       66,456.49                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1474324                              .2500
      289,531.61                           .0800
            7.9500                         .0000
            7.7000                         .0000
            7.6200                          .6200
            7.0000                         .0000

      1474328                              .2500
       74,948.38                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1474329                              .2500
      107,839.18                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1474379                              .2500
      251,122.63                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000
1



      1474383                              .2500
      299,793.54                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1474384                              .2500
      266,016.81                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1474456                              .2500
      224,845.15                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1474468                              .2500
      165,888.62                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1474508                              .2500
      212,853.41                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1474514                              .2500
      320,579.22                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1474519                              .2500
      477,828.94                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1474527                              .2500
      434,685.15                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000
1



      1474531                              .2500
       92,940.70                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1474532                              .2500
      260,938.18                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1474543                              .2500
       94,932.95                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1474544                              .2500
      302,578.70                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1474548                              .2500
      223,860.76                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1474550                              .2500
      326,047.21                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1474554                              .2500
      247,841.86                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1474557                              .2500
      580,719.87                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000
1



      1474560                              .2500
      239,085.35                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1474563                              .2500
      209,362.81                           .0800
            8.0700                         .0000
            7.8200                         .0000
            7.7400                          .7400
            7.0000                         .0000

      1474573                              .2500
      151,087.79                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1474574                              .2500
      256,348.56                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.3450
            7.0000                         .0000

      1474583                              .2500
      352,251.20                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1474584                              .2500
      201,853.79                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1474585                              .2500
      549,601.92                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1474586                              .2500
      430,688.05                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000
1



      1474588                              .2500
      499,647.10                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1474589                              .2500
      234,975.06                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1474591                              .2500
      271,830.93                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1474592                              .2500
      287,825.52                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000

      1474605                              .2500
      390,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1474606                              .2500
      348,788.57                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000

      1474608                              .2500
      234,346.68                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1474610                              .2500
      294,821.28                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000
1



      1474862                              .2500
      335,900.65                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.2950
            7.0000                         .0000

      1474869                              .2500
      365,543.43                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1474878                              .2500
      262,902.60                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1474898                              .2500
      260,509.91                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1474900                              .2500
      239,563.54                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1474901                              .2500
      296,110.02                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1474908                              .2500
      349,552.11                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1474909                              .2500
      224,520.50                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000
1



      1474917                              .2500
      265,070.36                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1474918                              .2500
      258,918.23                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1474924                              .2500
      270,664.19                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1474926                              .2500
      291,087.20                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1474931                              .2500
      259,486.33                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1474935                              .2500
      284,361.47                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1474951                              .2500
      287,132.06                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1474967                              .2500
      314,393.25                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000
1



      1474969                              .2500
      318,930.02                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.3450
            7.0000                         .0000

      1474975                              .2500
      218,881.70                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1474976                              .2500
      271,605.01                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1474980                              .2500
      323,541.16                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1474995                              .2500
      639,116.23                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1474996                              .2500
      279,623.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1475003                              .2500
      249,819.05                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1475004                              .2500
      249,927.31                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000
1



      1475008                              .2500
      499,291.92                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1475012                              .2500
      223,713.34                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1475032                              .2500
      357,093.57                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1475034                              .2500
      238,636.40                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1475042                              .2500
      314,377.63                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1475043                              .2500
      270,116.93                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1475044                              .2500
      573,227.15                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1475048                              .2500
      224,232.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000
1



      1475049                              .2500
      294,592.63                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1475050                              .2500
      229,258.14                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1475067                              .2500
      253,674.95                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1475070                              .2500
      345,497.55                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1475074                              .2500
      453,413.25                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1475078                              .2500
      419,405.21                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1475079                              .2500
      375,467.51                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1475084                              .2500
      624,136.92                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000
1



      1475088                              .2500
      299,803.75                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1475089                              .2500
      248,824.25                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1475094                              .2500
      419,732.18                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1475097                              .2500
      299,606.17                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1475100                              .2500
      314,730.96                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1475102                              .2500
      235,437.66                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1475107                              .2500
      247,471.48                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1475109                              .2500
      236,381.28                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000
1



      1475111                              .2500
      267,629.91                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1475114                              .2500
      325,599.75                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1475127                              .2500
      261,647.22                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1475135                              .2500
      251,685.63                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1475137                              .2500
      259,683.86                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000

      1475144                              .2500
      293,604.14                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1475145                              .2500
      278,604.87                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1475148                              .2500
      418,221.66                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000
1



      1475153                              .2500
      315,585.16                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1475158                              .2500
      319,546.84                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1475159                              .2500
      331,529.84                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1475165                              .2500
      326,897.95                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1475166                              .2500
      227,685.15                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1475170                              .2500
      279,641.67                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1475173                              .2500
      334,041.77                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1475177                              .2500
      226,928.18                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000
1



      1475179                              .2500
      249,645.94                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1475185                              .2500
      287,631.44                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1475190                              .2500
      271,651.91                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1475191                              .2500
      299,606.17                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1475196                              .2500
      293,861.13                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000

      1475203                              .2500
      269,671.70                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000

      1475205                              .2500
      241,174.82                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1475208                              .2500
      139,730.32                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000
1



      1475220                              .2500
      471,348.21                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1475225                              .2500
       59,548.52                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1475232                              .2500
      468,194.51                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.3450
            7.0000                         .0000

      1475240                              .2500
      277,234.08                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1475242                              .2500
      283,098.53                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1475252                              .2500
      369,489.06                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1475263                              .2500
      256,605.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1475266                              .2500
      283,799.56                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000
1



      1475268                              .2500
      283,019.41                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1475269                              .2500
      387,732.98                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1475333                              .2500
      295,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1475362                              .2500
      883,714.85                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1475369                              .2500
      214,855.73                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1475376                              .2500
      309,593.05                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1475378                              .2500
      341,112.54                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         1.1700
            7.0000                         .0000

      1475384                              .2500
      549,611.81                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000
1



      1475385                              .2500
      225,836.42                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1475393                              .2500
      515,250.69                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1475399                              .2500
      232,331.71                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1475401                              .2500
      358,091.34                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1475415                              .2500
      243,344.73                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1475426                              .2500
      314,788.64                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1475439                              .2500
      335,762.85                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1475444                              .2500
      271,213.22                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000
1



      1475448                              .2500
      379,757.68                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1475449                              .2500
      418,704.27                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1475452                              .2500
      359,739.44                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1475453                              .2500
      233,339.30                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1475456                              .2500
      635,583.97                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1475460                              .2500
      240,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1475461                              .2500
      357,260.12                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1475462                              .2500
      313,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000
1



      1475463                              .2500
      202,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1475467                              .2500
       90,083.10                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1475470                              .2500
      486,089.84                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1475481                              .2500
      274,048.84                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1475485                              .2500
      223,728.70                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000

      1475486                              .2500
      214,607.96                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000

      1475487                              .2500
      495,724.31                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.8450
            7.0000                         .0000

      1475489                              .2500
      422,680.12                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000
1



      1475490                              .2500
      624,136.94                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1475491                              .2500
      219,195.54                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1475492                              .2500
      255,331.93                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1475493                              .2500
      241,665.82                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1475494                              .2500
      464,940.64                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1475495                              .2500
      259,612.87                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1475496                              .2500
      287,621.94                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1475498                              .2500
      227,685.15                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000
1



      1475499                              .2500
      534,315.35                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1475500                              .2500
      269,597.99                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1475501                              .2500
      375,734.62                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1475502                              .2500
      237,662.96                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1475503                              .2500
      210,416.31                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1475504                              .2500
      207,626.29                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1475505                              .2500
      217,207.05                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1475506                              .2500
      311,779.79                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000
1



      1475507                              .2500
      263,718.38                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1475509                              .2500
      227,854.61                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1475510                              .2500
      224,345.49                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1475511                              .2500
      269,005.15                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1475512                              .2500
      259,707.12                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1475513                              .2500
      243,986.18                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1475514                              .2500
      634,951.54                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1475515                              .2500
      649,595.99                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000
1



      1475516                              .2500
      263,799.11                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .0950
            7.0000                         .0000

      1475517                              .2500
      253,325.54                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1475518                              .2500
      615,586.68                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1475519                              .2500
      232,099.10                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1475520                              .2500
      215,489.95                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1475521                              .2500
      256,340.57                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1475522                              .2500
      320,605.85                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .0950
            7.0000                         .0000

      1475523                              .2500
      261,800.64                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .0950
            7.0000                         .0000
1



      1475524                              .2500
      299,777.36                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1475525                              .2500
      269,823.38                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1475526                              .2500
      269,977.73                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1475527                              .2500
      495,675.54                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1475528                              .2500
      236,045.49                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1475529                              .2500
      220,336.36                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1475531                              .2500
      293,312.84                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1475532                              .2500
      224,379.13                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .0950
            7.0000                         .0000
1



      1475533                              .2500
      179,882.26                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1475618                              .2500
      312,584.73                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1475621                              .2500
      239,226.73                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1475672                              .2500
      367,740.27                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1475674                              .2500
      289,805.41                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1475706                              .2500
      214,855.73                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1475708                              .2500
      191,867.87                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1475710                              .2500
      483,750.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000
1



      1475711                              .2500
      279,807.31                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1475716                             1.2500
      203,376.44                           .0800
            8.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1475728                              .2500
      324,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1475748                              .2500
      303,785.44                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1475768                              .2500
      148,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1475771                              .2500
      693,272.56                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1475781                              .2500
      341,393.06                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         1.1700
            7.0000                         .0000

      1475783                              .2500
      394,754.48                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000
1



      1475784                              .2500
      225,863.09                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         1.1700
            7.0000                         .0000

      1475786                              .2500
      327,601.18                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         1.1700
            7.0000                         .0000

      1475787                              .2500
      271,605.01                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1475788                              .2500
      442,902.85                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1475792                              .2500
      344,785.56                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1475793                              .2500
       70,405.08                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1475794                              .2500
      400,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1475795                              .2500
      406,244.27                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000
1



      1475796                              .2500
      499,407.48                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.2950
            7.0000                         .0000

      1475799                              .2500
      273,349.74                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1475804                              .2500
      395,158.82                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1475809                              .2500
      262,128.27                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1475811                              .2500
      399,488.11                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1475812                              .2500
      120,183.81                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1475813                              .2500
      238,339.97                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1475816                              .2500
      554,289.76                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000
1



      1475819                              .2500
      230,004.34                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1475821                              .2500
      216,755.52                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1475824                              .2500
      230,496.76                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1475826                              .2500
      259,921.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1475827                              .2500
      334,713.26                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1475828                              .2500
      266,820.84                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1475862                              .2500
      337,561.58                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1475864                              .2500
      342,969.18                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000
1



      1475867                              .2500
      264,489.55                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1475870                              .2500
      258,401.60                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1475875                              .2500
      286,366.84                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.2950
            7.0000                         .0000

      1475876                              .2500
      347,683.23                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         1.1700
            7.0000                         .0000

      1475877                              .2500
      248,467.13                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1475878                              .2500
      234,691.52                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1475881                              .2500
      239,017.58                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1475897                              .2500
      246,173.70                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000
1



      1475898                              .2500
      220,587.42                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.2950
            7.0000                         .0000

      1475900                              .2500
      219,641.76                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1475913                              .2500
      319,175.34                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1475917                              .2500
      299,246.28                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1475921                              .2500
      219,603.13                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1475934                              .2500
      377,126.02                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.2950
            7.0000                         .0000

      1475944                              .2500
      799,027.28                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         1.1700
            7.0000                         .0000

      1475947                              .2500
      349,504.36                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000
1



      1475948                              .2500
      314,596.89                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1475951                              .2500
      212,320.21                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1475956                              .2500
      293,993.47                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1475964                              .2500
      334,321.16                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1475969                              .2500
      370,548.90                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         1.1700
            7.0000                         .0000

      1475971                              .2500
      231,320.05                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         1.4200
            7.0000                         .0000

      1475974                              .2500
      309,971.36                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1475985                              .2500
      235,705.60                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000
1



      1475987                              .2500
      326,774.96                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1475988                              .2500
      247,333.93                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1475991                              .2500
      295,530.89                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1475992                              .2500
      285,092.60                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1475994                              .2500
      359,463.99                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1475999                              .2500
      226,095.17                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1476001                              .2500
      220,217.83                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1476002                              .2500
      319,569.13                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000
1



      1476006                              .2500
      260,383.85                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1476008                              .2500
      649,079.51                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1476011                              .2500
      263,822.86                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1476014                              .2500
      286,712.33                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1476018                              .2500
      349,771.05                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1476019                              .2500
      269,597.99                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1476020                              .2500
      227,834.98                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1476022                              .2500
      282,637.85                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000
1



      1476026                              .2500
       57,157.55                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1476030                              .2500
      206,874.60                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         1.1700
            7.0000                         .0000

      1476031                              .2500
      319,779.78                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1476034                              .2500
      146,306.65                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1476035                              .2500
      299,265.28                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         1.1700
            7.0000                         .0000

      1476036                              .2500
      254,754.56                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1476038                              .2500
      282,609.20                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1476039                              .2500
      394,728.17                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000
1



      1476040                              .2500
      304,795.35                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1476042                              .2500
      208,856.16                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1476103                              .2500
      331,721.55                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1476110                              .2500
      313,774.53                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.2950
            7.0000                         .0000

      1476112                              .2500
      269,080.46                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1476116                              .2500
      253,977.10                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1476129                              .2500
      243,701.05                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1476131                              .2500
      251,180.48                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000
1



      1476133                              .2500
      218,760.55                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1476137                              .2500
      274,557.64                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1476151                              .2500
      296,917.46                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         1.1700
            7.0000                         .0000

      1476155                              .2500
      222,510.30                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1476158                              .2500
      296,642.11                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1476162                              .2500
      228,736.20                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1476169                              .2500
      499,968.56                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1476178                              .2500
      214,789.22                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000
1



      1476188                              .2500
      213,990.31                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1476197                              .2500
       99,715.54                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         1.5450
            7.0000                         .0000

      1476199                              .2500
      271,027.66                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1476200                              .2500
      279,094.89                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1476207                              .2500
      261,307.44                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1476212                              .2500
      249,565.35                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         1.4200
            7.0000                         .0000

      1476216                              .2500
      482,435.48                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1476217                              .2500
      330,980.04                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         1.1700
            7.0000                         .0000
1



      1476219                              .2500
      422,663.26                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1476221                              .2500
      212,727.42                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1476222                              .2500
       95,819.73                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1476223                              .2500
      310,416.04                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1476229                              .2500
      113,758.27                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         1.1700
            7.0000                         .0000

      1476235                              .2500
      666,789.42                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1476242                              .2500
      281,557.90                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1476243                              .2500
      242,507.91                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000
1



      1476245                              .2500
      496,771.24                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.2950
            7.0000                         .0000

      1476254                              .2500
      233,642.31                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1476256                              .2500
      322,841.73                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1476257                              .2500
      299,054.55                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1476259                              .2500
      275,029.67                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         1.4200
            7.0000                         .0000

      1476261                              .2500
      310,912.21                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1476263                              .2500
      243,950.32                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         1.1700
            7.0000                         .0000

      1476264                              .2500
      119,631.32                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         1.1700
            7.0000                         .0000
1



      1476265                              .2500
      255,193.21                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1476268                              .2500
      273,677.91                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.2950
            7.0000                         .0000

      1476269                              .2500
      239,351.28                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1476271                              .2500
      136,379.69                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         1.1700
            7.0000                         .0000

      1476272                              .2500
      614,008.76                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1476276                              .2500
      279,278.40                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1476280                              .2500
      222,686.45                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         1.1700
            7.0000                         .0000

      1476282                              .2500
      389,069.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.2950
            7.0000                         .0000
1



      1476283                              .2500
      342,337.74                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1476285                              .2500
       76,711.30                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         1.4200
            7.0000                         .0000

      1476286                              .2500
      450,112.51                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         1.1700
            7.0000                         .0000

      1476288                              .2500
      183,636.48                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1476293                              .2500
      295,591.24                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1476295                              .2500
      323,798.61                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1476298                              .2500
      101,479.59                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.2950
            7.0000                         .0000

      1476301                              .2500
      292,322.80                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         1.1700
            7.0000                         .0000
1



      1476315                              .2500
      251,057.52                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1476336                              .2500
      286,552.66                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1476342                              .2500
      434,708.12                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1476422                              .2500
      384,760.70                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1476428                              .2500
      124,414.32                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1476431                              .2500
      155,905.49                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000

      1476434                              .2500
      454,717.19                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1476451                              .2500
      277,327.52                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000
1



      1476453                              .2500
      470,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1476455                              .2500
      247,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1476462                              .2500
      194,881.86                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000

      1476464                              .2500
      399,724.72                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1476474                              .2500
      252,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1476484                              .2500
       89,936.48                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1476573                              .2500
      270,835.82                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         1.1700
            7.0000                         .0000

      1476582                              .2500
      229,837.67                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000
1



      1476583                              .2500
      269,718.90                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1476598                              .2500
      250,781.96                           .0800
            8.0900                         .0000
            7.8400                         .0000
            7.7600                          .7600
            7.0000                         .0000

      1476616                              .2500
       71,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1476654                              .2500
      153,066.32                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1476667                              .2500
      234,853.93                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1476683                              .2500
      409,717.84                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1476688                              .2500
      207,198.80                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .0950
            7.0000                         .0000

      1476689                              .2500
      138,307.14                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000
1



      1476694                              .2500
      332,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1476695                              .2500
      227,250.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1476699                              .2500
      247,329.67                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1476704                              .2500
      554,646.10                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1476711                              .2500
      221,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1476713                              .2500
      243,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1476719                              .2500
      225,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1476728                              .2500
      241,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000
1



      1476729                              .2500
      268,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1476739                              .2500
      336,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1476742                              .2500
      234,838.27                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1476746                              .2500
      244,367.51                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1476747                              .2500
      437,510.72                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1476748                              .2500
      432,678.44                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1476749                              .2500
      357,766.51                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1476753                              .2500
      271,281.01                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000
1



      1476754                              .2500
      242,156.27                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1476757                              .2500
      239,332.80                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1476767                              .2500
      421,886.68                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1476771                              .2500
      296,835.02                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1476774                              .2500
      215,478.68                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1476783                              .2500
      290,646.22                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1476786                              .2500
      455,570.02                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1476794                              .2500
      273,694.26                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000
1



      1476795                              .2500
      239,315.85                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1476797                              .2500
      215,953.58                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1476799                              .2500
      233,329.36                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1476804                              .2500
      347,483.32                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1476805                              .2500
      284,814.19                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1476807                              .2500
      255,290.11                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1476811                              .2500
      355,556.42                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1476812                              .2500
      228,424.66                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000
1



      1476815                              .2500
      348,459.27                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1476816                              .2500
      253,095.73                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1476818                              .2500
      272,432.66                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1476820                              .2500
      243,637.92                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1476822                              .2500
      449,674.30                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1476824                              .2500
      227,226.78                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1476825                              .2500
      238,102.05                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1476826                              .2500
      231,915.87                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000
1



      1476832                              .2500
      217,483.72                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1476836                              .2500
      351,869.29                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1476837                              .2500
      367,465.59                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1476845                              .2500
      253,147.85                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1476847                              .2500
      248,564.85                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1476848                              .2500
      245,413.75                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1476854                              .2500
      345,461.70                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1476858                              .2500
      277,963.56                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000
1



      1476859                              .2500
      300,009.07                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1476864                              .2500
      266,761.67                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1476867                              .2500
      399,229.52                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1476868                              .2500
      269,424.62                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1476870                              .2500
      299,327.87                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1476873                              .2500
      239,864.29                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1476875                              .2500
      273,993.84                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1476883                              .2500
      250,224.55                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000
1



      1476884                              .2500
      255,605.74                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1476885                              .2500
      243,517.92                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1476886                              .2500
      304,062.96                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         1.1700
            7.0000                         .0000

      1476887                              .2500
      229,648.89                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1476890                              .2500
      346,011.06                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1476892                              .2500
      232,200.05                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1476893                              .2500
      271,015.64                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1476896                              .2500
      294,116.03                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000
1



      1476897                              .2500
      226,319.78                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1476902                              .2500
      215,329.28                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1476910                              .2500
      299,327.87                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1476912                              .2500
      216,141.52                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1476914                              .2500
      237,187.13                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1476915                              .2500
      231,521.32                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1476920                              .2500
      249,422.15                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1476927                              .2500
      262,486.49                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000
1



      1476938                              .2500
      218,578.15                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1476939                              .2500
      230,035.23                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         1.1700
            7.0000                         .0000

      1476943                              .2500
      223,357.82                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1476951                              .2500
      448,673.90                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1476954                              .2500
      498,351.68                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1476956                              .2500
      247,344.45                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1476958                              .2500
      355,010.30                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1476959                              .2500
      247,293.06                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000
1



      1476962                              .2500
      276,010.53                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1476964                              .2500
      277,251.14                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1476970                              .2500
      329,190.51                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1476976                              .2500
      326,120.85                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1476979                              .2500
      276,787.27                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1476987                              .2500
      279,240.91                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1476989                              .2500
      341,823.32                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1476991                              .2500
      235,509.56                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000
1



      1477001                              .2500
      282,910.85                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477002                              .2500
      530,236.01                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477003                              .2500
      276,374.44                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477004                              .2500
      218,908.45                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477007                              .2500
      237,869.56                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1477013                              .2500
      329,138.33                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1477016                              .2500
      281,216.03                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477021                              .2500
      214,381.83                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000
1



      1477025                              .2500
      349,325.82                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1477030                              .2500
      239,076.61                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1477033                              .2500
      498,646.27                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477038                              .2500
      234,031.18                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477053                              .2500
      295,830.49                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1477056                              .2500
      357,673.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1477059                              .2500
      281,790.23                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1477068                              .2500
      227,445.78                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000
1



      1477072                              .2500
      278,374.93                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477076                              .2500
      212,956.51                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477077                              .2500
      220,312.71                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477085                              .2500
      574,245.19                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1477086                              .2500
      295,237.18                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1477090                              .2500
      260,457.60                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477099                              .2500
      256,901.66                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477101                              .2500
      279,201.84                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000
1



      1477105                              .2500
      299,276.74                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477110                              .2500
      398,801.38                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477113                              .2500
      230,981.33                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477117                              .2500
      252,061.67                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1477120                              .2500
      383,720.83                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477121                              .2500
      249,663.38                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477125                              .2500
      242,385.20                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477127                              .2500
      219,703.79                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000
1



      1477129                              .2500
      225,905.29                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1477130                              .2500
      439,085.59                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477134                              .2500
      464,324.76                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1477135                              .2500
      240,305.11                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477139                              .2500
      251,489.34                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477143                              .2500
      365,257.53                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477145                              .2500
      302,136.30                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477148                              .2500
      294,549.68                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000
1



      1477150                              .2500
      333,550.28                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477154                              .2500
      291,586.47                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1477157                              .2500
      242,664.44                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477177                              .2500
      267,688.87                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477182                              .2500
      231,318.26                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477184                              .2500
      256,813.99                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1477189                              .2500
      220,804.19                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477194                              .2500
      373,869.79                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000
1



      1477198                              .2500
      211,082.13                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1477199                              .2500
      219,554.20                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477201                              .2500
      243,505.56                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477202                              .2500
      604,372.81                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477204                              .2500
      249,645.96                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1477205                              .2500
      269,607.91                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1477209                              .2500
      399,447.63                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477212                              .2500
      254,656.66                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000
1



      1477213                              .2500
      301,372.40                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477214                              .2500
      253,231.38                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477216                              .2500
      251,601.91                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1477217                              .2500
      237,067.70                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477218                              .2500
      246,667.43                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477219                              .2500
      292,521.50                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477221                              .2500
      280,416.02                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477226                              .2500
      341,551.03                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000
1



      1477228                              .2500
      224,673.26                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1477229                              .2500
      329,188.83                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1477232                              .2500
      249,654.79                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477233                              .2500
      291,953.65                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1477234                              .2500
      312,736.20                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1477237                              .2500
      260,639.58                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477243                              .2500
      226,477.88                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1477244                              .2500
      285,854.70                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000
1



      1477245                              .2500
      299,781.25                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1477246                              .2500
      235,690.19                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1477247                              .2500
      427,423.71                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477250                              .2500
      256,653.95                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477251                              .2500
      279,168.64                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477253                              .2500
      244,266.42                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1477254                              .2500
      293,419.10                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1477255                              .2500
      215,523.31                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000
1



      1477256                              .2500
      372,088.54                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477257                              .2500
      226,800.21                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1477258                              .2500
      246,998.46                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477259                              .2500
      234,362.94                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477262                              .2500
      255,914.64                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1477265                              .2500
      519,263.61                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1477268                              .2500
      318,525.02                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1477272                              .2500
      401,485.54                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000
1



      1477276                              .2500
      274,575.92                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477277                              .2500
      224,656.53                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1477280                              .2500
      225,754.85                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1477281                              .2500
      249,819.05                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1477282                              .2500
      215,730.54                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1477285                              .2500
      268,646.87                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1477288                              .2500
      351,488.86                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1477294                              .2500
      235,448.91                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000
1



      1477297                              .2500
      284,596.39                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1477302                              .2500
      259,631.81                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1477309                              .2500
      227,700.69                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1477312                              .2500
      459,649.97                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1477313                              .2500
      254,820.02                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1477316                              .2500
      219,688.44                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1477319                              .2500
      271,609.29                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1477320                              .2500
      413,684.98                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000
1



      1477323                              .2500
      310,609.51                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1477327                              .2500
      334,775.22                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477330                              .2500
      299,585.73                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477332                              .2500
      299,782.87                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1477336                              .2500
      399,703.14                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477339                              .2500
      304,578.83                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477341                              .2500
      246,658.92                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477342                              .2500
      227,839.08                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000
1



      1477345                              .2500
      227,651.95                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1477347                              .2500
      214,848.25                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1477348                              .2500
      236,619.81                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1477349                              .2500
      428,273.87                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1477353                              .2500
      303,790.78                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477355                              .2500
      221,885.20                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477359                              .2500
      278,203.50                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1477362                              .2500
      399,703.14                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000
1



      1477363                              .2500
      295,811.25                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1477365                              .2500
      353,656.44                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477367                              .2500
      245,517.66                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477368                              .2500
      368,719.22                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1477370                              .2500
      459,675.33                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1477373                              .2500
      354,755.69                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477374                              .2500
      343,548.41                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1477377                              .2500
      262,619.14                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000
1



      1477381                              .2500
      256,618.61                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1477383                              .2500
      349,752.97                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1477385                              .2500
      224,833.01                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477386                              .2500
      218,837.47                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477388                              .2500
      439,919.95                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         1.1700
            7.0000                         .0000

      1477393                              .2500
      419,462.52                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1477394                              .2500
      216,964.01                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1477395                              .2500
      346,740.94                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000
1



      1477398                              .2500
      251,067.50                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477400                              .2500
      239,332.80                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477402                              .2500
      226,252.84                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1477404                              .2500
      283,230.07                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477407                              .2500
      254,496.18                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1477408                              .2500
      246,878.90                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477409                              .2500
      220,245.03                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477412                              .2500
      398,887.99                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000
1



      1477419                              .2500
      299,078.44                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1477420                              .2500
      256,502.74                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477422                              .2500
      229,616.06                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1477423                              .2500
      359,306.57                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1477427                              .2500
      228,778.10                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477428                              .2500
      299,596.08                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477430                              .2500
      306,324.28                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1477431                              .2500
      379,501.17                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000
1



      1477433                              .2500
      269,507.60                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1477434                              .2500
      229,360.61                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477435                              .2500
      223,086.43                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1477437                              .2500
      263,451.35                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477441                              .2500
      461,848.30                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1477442                              .2500
      217,796.57                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1477445                              .2500
      212,436.98                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1477446                              .2500
      427,254.16                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000
1



      1477450                              .2500
      255,356.86                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1477454                              .2500
      208,332.21                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477458                              .2500
      219,403.61                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477461                              .2500
      246,196.14                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1477467                              .2500
      348,267.57                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1477469                              .2500
      295,384.85                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477470                              .2500
      284,564.93                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1477472                              .2500
      364,278.84                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000
1



      1477475                              .2500
      207,533.99                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477477                              .2500
      251,333.91                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1477478                              .2500
      245,381.95                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1477481                              .2500
      331,977.07                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1477487                              .2500
      244,751.34                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1477491                              .2500
      262,702.91                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477494                              .2500
      209,710.01                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477498                              .2500
      278,462.61                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000
1



      1477502                              .2500
      219,764.94                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1477507                              .2500
      214,354.78                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477509                              .2500
      566,789.52                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1477510                              .2500
      299,436.68                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1477511                              .2500
      220,521.16                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477512                              .2500
      374,220.69                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477518                              .2500
      224,505.55                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1477519                              .2500
      399,731.61                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000
1



      1477520                              .2500
      279,959.72                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1477523                              .2500
      229,878.41                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477524                              .2500
      209,840.21                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1477525                              .2500
      648,957.82                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1477526                              .2500
      284,014.27                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477527                              .2500
      297,665.93                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477531                              .2500
      256,916.67                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1477532                              .2500
      269,479.93                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000
1



      1477533                              .2500
      286,403.57                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477535                              .2500
      384,058.81                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1477540                              .2500
      299,392.10                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477544                              .2500
      253,884.48                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477546                              .2500
      623,070.91                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477548                              .2500
      219,542.82                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477562                              .2500
      221,701.09                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477565                              .2500
      289,609.53                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000
1



      1477566                              .2500
      239,513.66                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477567                              .2500
      262,146.55                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477568                              .2500
      346,708.32                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1477572                              .2500
      307,571.56                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477574                              .2500
      226,524.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477578                              .2500
      235,457.93                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1477585                              .2500
      246,641.32                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1477589                              .2500
      255,993.21                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000
1



      1477590                              .2500
      491,435.32                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1477593                              .2500
      222,570.48                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1477594                              .2500
      233,385.33                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477597                              .2500
      289,589.31                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1477598                              .2500
      399,404.42                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477599                              .2500
      354,471.43                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477605                              .2500
      377,712.36                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1477606                              .2500
      232,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000
1



      1477607                              .2500
      301,613.52                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1477608                              .2500
      263,597.01                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1477612                              .2500
      499,309.54                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477613                              .2500
      623,070.91                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477614                              .2500
      491,370.38                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1477615                              .2500
      277,087.17                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477617                              .2500
      349,746.68                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1477618                              .2500
      289,779.33                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000
1



      1477619                              .2500
      286,997.29                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1477622                              .2500
      250,470.77                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1477623                              .2500
      231,671.45                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1477624                              .2500
      491,337.56                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477625                              .2500
      242,580.33                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1477626                              .2500
      329,167.34                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1477629                              .2500
      227,700.71                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1477630                              .2500
      571,065.13                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000
1



      1477632                              .2500
      212,483.15                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477639                              .2500
      303,580.19                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477640                              .2500
      249,636.97                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1477641                              .2500
      300,576.76                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477646                              .2500
      360,975.12                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1477647                              .2500
      234,667.21                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1477648                              .2500
      227,685.15                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477649                              .2500
      237,273.74                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000
1



      1477650                              .2500
      284,339.93                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477651                              .2500
      233,193.47                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1477652                              .2500
      247,433.86                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477653                              .2500
      407,438.13                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477655                              .2500
      264,903.26                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477657                              .2500
      237,679.55                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477661                              .2500
      306,099.64                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1477662                              .2500
      391,401.60                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000
1



      1477664                              .2500
      264,652.13                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1477668                              .2500
      294,781.07                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477671                              .2500
      253,930.72                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1477674                              .2500
      231,654.56                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477675                              .2500
      475,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1477678                              .2500
      299,564.36                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1477680                              .2500
      213,312.38                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477685                              .2500
      349,491.75                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000
1



      1477686                              .2500
      216,825.88                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1477689                              .2500
      279,797.34                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1477692                              .2500
      284,895.98                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1477697                              .2500
      258,383.56                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1477701                              .2500
      265,821.52                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477706                              .2500
      575,593.46                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1477709                              .2500
      270,599.03                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477714                              .2500
      235,820.42                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000
1



      1477715                              .2500
      314,283.57                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477719                              .2500
      315,776.97                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1477722                              .2500
      469,651.19                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477724                              .2500
      379,710.85                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1477726                              .2500
      335,248.25                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1477729                              .2500
      287,664.45                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477730                              .2500
      318,785.96                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477733                              .2500
      342,763.95                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000
1



      1477734                              .2500
      230,990.92                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477735                              .2500
      385,242.05                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1477736                              .2500
      283,284.27                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1477737                              .2500
      223,833.76                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477739                              .2500
      341,752.48                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000

      1477740                              .2500
      459,683.43                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1477741                              .2500
      467,652.67                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477747                              .2500
      354,936.39                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000
1



      1477748                              .2500
      222,850.37                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477750                              .2500
      245,400.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1477751                              .2500
      296,444.25                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000

      1477752                              .2500
      246,816.69                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477755                              .2500
      276,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477757                              .2500
      215,473.41                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1477780                              .2500
      346,098.88                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1477782                              .2500
      255,811.07                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0450
            7.0000                         .0000
1



      1477853                              .2500
      305,071.14                           .0300
            7.4500                         .0000
            7.2000                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477854                              .2500
      309,772.23                           .0300
            7.5500                         .0000
            7.3000                         .0000
            7.2700                          .2700
            7.0000                         .0000

      1477855                              .2500
      214,039.42                           .0300
            7.4500                         .0000
            7.2000                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477856                              .2500
      299,777.35                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1477857                              .2500
      319,764.87                           .0300
            7.5500                         .0000
            7.3000                         .0000
            7.2700                          .2700
            7.0000                         .0000

      1477858                              .2500
      485,650.01                           .0300
            7.6500                         .0000
            7.4000                         .0000
            7.3700                          .3700
            7.0000                         .0000

      1477859                              .2500
      240,828.18                           .0300
            7.7000                         .0000
            7.4500                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1477860                              .2500
      268,000.00                           .0300
            7.5500                         .0000
            7.3000                         .0000
            7.2700                          .2700
            7.0000                         .0000
1



      1477861                              .2500
      337,271.23                           .0300
            7.9500                         .0000
            7.7000                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477862                              .2500
      242,821.46                           .0300
            7.5500                         .0000
            7.3000                         .0000
            7.2700                          .2700
            7.0000                         .0000

      1477863                              .2500
      279,810.21                           .0300
            7.9500                         .0000
            7.7000                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477864                              .2500
      269,795.57                           .0300
            7.4000                         .0000
            7.1500                         .0000
            7.1200                          .1200
            7.0000                         .0000

      1477865                              .2500
      276,700.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1477866                              .2500
      474,678.04                           .0300
            7.9500                         .0000
            7.7000                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477867                              .2500
      279,810.21                           .0300
            7.9500                         .0000
            7.7000                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1477868                              .2500
      255,815.64                           .0300
            7.6500                         .0000
            7.4000                         .0000
            7.3700                          .3700
            7.0000                         .0000
1



      1477869                              .2500
      216,651.55                           .0300
            7.9000                         .0000
            7.6500                         .0000
            7.6200                          .6200
            7.0000                         .0000

      1477870                              .2500
      382,627.01                           .0300
            7.7000                         .0000
            7.4500                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1477871                              .2500
      283,791.32                           .0300
            7.5500                         .0000
            7.3000                         .0000
            7.2700                          .2700
            7.0000                         .0000

      1477872                              .2500
      337,249.53                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1477873                              .2500
      521,649.75                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1477874                              .2500
      278,817.49                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1477875                              .2500
      321,599.99                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1477876                              .2500
      321,763.41                           .0300
            7.5500                         .0000
            7.3000                         .0000
            7.2700                          .2700
            7.0000                         .0000
1



      1477877                              .2500
      240,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1477878                              .2500
      311,766.12                           .0300
            7.4500                         .0000
            7.2000                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1477879                              .2500
      262,810.60                           .0300
            7.6500                         .0000
            7.4000                         .0000
            7.3700                          .3700
            7.0000                         .0000

      1477880                              .2500
      277,609.78                           .0300
            7.9000                         .0000
            7.6500                         .0000
            7.6200                          .6200
            7.0000                         .0000

      1477881                              .2500
      263,831.66                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1477882                              .2500
      245,843.13                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1477883                              .2500
      328,758.26                           .0300
            7.5500                         .0000
            7.3000                         .0000
            7.2700                          .2700
            7.0000                         .0000

      1477884                              .2500
      594,620.59                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000
1



      1477885                              .2500
      303,790.79                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1477886                              .2500
      565,639.08                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1477887                              .2500
      491,652.75                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1477888                              .2500
      435,699.95                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1477889                              .2500
      634,560.78                           .0300
            7.8500                         .0000
            7.6000                         .0000
            7.5700                          .5700
            7.0000                         .0000

      1477890                              .2500
      232,843.66                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1477891                              .2500
      563,621.57                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1477892                              .2500
      338,466.91                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000
1



      1477893                              .2500
      398,245.89                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1477894                              .2500
      315,782.53                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1477895                              .2500
      290,799.74                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1477896                              .2500
      384,735.04                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1477897                              .2500
      579,610.84                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1477898                              .2500
      329,778.58                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1477900                              .2500
      319,757.71                           .0300
            7.4000                         .0000
            7.1500                         .0000
            7.1200                          .1200
            7.0000                         .0000

      1477901                              .2500
      398,224.36                           .0300
            7.8500                         .0000
            7.6000                         .0000
            7.5700                          .5700
            7.0000                         .0000
1



      1477902                              .2500
      365,760.58                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1477904                              .2500
      331,777.23                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1477905                              .2500
      299,803.76                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1477906                              .2500
      273,425.53                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1477907                              .2500
      229,834.36                           .0300
            7.6500                         .0000
            7.4000                         .0000
            7.3700                          .3700
            7.0000                         .0000

      1477908                              .2500
      243,531.43                           .0300
            7.8500                         .0000
            7.6000                         .0000
            7.5700                          .5700
            7.0000                         .0000

      1477910                              .2500
      275,810.06                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1477911                              .2500
      363,773.76                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000
1



      1477912                              .2500
      248,245.61                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1477913                              .2500
      241,820.40                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1477914                              .2500
      217,757.46                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1477915                              .2500
      239,846.96                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1477916                              .2500
      291,793.91                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1477917                              .2500
      352,845.71                           .0300
            7.6500                         .0000
            7.4000                         .0000
            7.3700                          .3700
            7.0000                         .0000

      1477919                              .2500
      405,527.71                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1477920                              .2500
      391,709.07                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000
1



      1477921                              .2500
      231,832.92                           .0300
            7.6500                         .0000
            7.4000                         .0000
            7.3700                          .3700
            7.0000                         .0000

      1477958                              .2500
      299,788.26                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1477975                              .2500
      179,866.41                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1478002                              .2500
      328,773.58                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1478011                              .2500
      311,979.65                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1478015                              .2500
      245,668.78                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1478016                              .2500
      227,858.28                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1478019                              .2500
      203,869.91                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000
1



      1478020                              .2500
      420,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1478022                              .2500
      394,754.48                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1478026                              .2500
      406,227.25                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1478053                              .2500
      475,238.92                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1478058                              .2500
      331,771.52                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1478073                              .2500
      362,824.35                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1478077                              .2500
      300,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1478098                              .2500
      319,774.15                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000
1



      1478099                              .2500
      222,250.77                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1478105                              .2500
      263,200.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1478106                              .2500
       75,149.54                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1478110                              .2500
      146,151.87                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1478141                              .2500
      201,607.60                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1478146                              .2500
      416,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1478165                              .2500
      324,282.26                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1478198                              .2500
      225,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000
1



      1478243                              .2500
      203,991.40                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         1.5950
            7.0000                         .0000

      1478244                              .2500
      211,315.51                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1478245                              .2500
      215,141.70                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.4700
            7.0000                         .0000

      1478246                              .2500
      225,673.38                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1478292                              .2500
      244,843.78                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1478306                              .2500
      379,757.69                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1478356                              .2500
      379,763.81                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1478377                              .2500
      132,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000
1



      1478378                              .2500
      233,750.84                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1478379                              .2500
      283,332.62                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.3450
            7.0000                         .0000

      1478380                              .2500
      150,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1478381                              .2500
      314,799.14                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1478392                              .2500
      251,812.98                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1478400                              .2500
      299,788.26                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1478401                              .2500
      323,771.32                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1478404                              .2500
      604,562.12                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000
1



      1478409                              .2500
      296,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1478416                              .2500
      237,348.55                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1478417                              .2500
      252,834.50                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1478425                              .2500
      404,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1478426                              .2500
      255,828.23                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1478427                              .2500
      290,384.33                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1478430                              .2500
      220,340.40                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1478437                              .2500
      479,693.91                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000
1



      1478507                              .2500
      186,274.93                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1478531                              .2500
      112,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1478584                              .2500
      349,759.14                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1478608                              .2500
      226,961.70                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1478618                              .2500
      222,500.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1478637                              .2500
      423,465.67                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1478645                              .2500
       95,600.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1478722                              .2500
      247,316.32                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000
1



      1478724                              .2500
      285,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1478728                              .2500
      293,376.60                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .0950
            7.0000                         .0000

      1478733                              .2500
      300,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1478736                              .2500
      340,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1478756                              .2500
      232,500.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1478761                              .2500
      240,750.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1478811                              .2500
      230,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1478842                              .2500
      265,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000
1



      1478862                              .2500
      317,193.21                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1478868                              .2500
      382,116.20                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1478869                              .2500
      242,728.56                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1478870                              .2500
      249,823.55                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1478878                              .2500
      274,111.04                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1478956                              .2500
      313,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1478960                              .2500
      307,500.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1478974                              .2500
      288,400.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .2950
            7.0000                         .0000
1



      1478977                              .2500
      232,050.41                           .0800
            8.2000                         .0000
            7.9500                         .0000
            7.8700                          .8700
            7.0000                         .0000

      1478981                              .2500
      208,053.04                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1478989                              .2500
       70,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1479036                              .2500
      499,147.10                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1479097                              .2500
      420,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1479146                              .2500
      364,273.45                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1479161                              .2500
      512,400.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1479163                              .2500
      242,672.81                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000
1



      1479180                              .2500
      318,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1479189                              .2500
      215,484.15                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1479192                              .2500
      387,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1479193                              .2500
      474,550.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1479233                              .2500
      373,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1479257                              .2500
      305,600.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1479265                              .2500
      252,512.46                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1479295                              .2500
      103,500.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000
1



      1479296                              .2500
      283,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1479310                              .2500
      401,730.26                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1479328                              .2500
      176,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1479525                              .2500
      235,833.44                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1479612                              .2500
      245,875.32                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.4700
            7.0000                         .0000

      1479617                              .2500
      327,785.44                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1479628                              .2500
      224,000.32                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1479630                              .2500
      559,633.69                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000
1



      1479681                              .2500
      247,333.93                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1479694                              .2500
      220,750.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1479699                              .2500
      480,742.93                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1479733                              .2500
      300,255.80                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1479735                              .2500
      218,928.71                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1479741                              .2500
      357,926.66                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000

      1479771                              .2500
      224,140.54                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1479785                              .2500
      249,600.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000
1



      1479795                              .2500
      247,200.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1479837                              .2500
      261,000.00                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .0950
            7.0000                         .0000

      1479841                              .2500
      356,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000

      1479853                              .2500
      274,400.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1479888                              .2500
      260,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1479890                              .2500
      250,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1480009                              .2500
      232,474.17                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.2950
            7.0000                         .0000

      1480101                              .2500
      240,446.58                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000
1



      1480104                              .2500
      249,832.25                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1480109                              .2500
      348,565.95                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1480113                              .2500
      398,945.44                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1480121                              .2500
      249,423.83                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1480125                              .2500
      254,833.19                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .7950
            7.0000                         .0000

      1480192                              .2500
      324,516.09                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1480228                              .2500
      335,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1480230                              .2500
      399,703.14                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000
1



      1480234                              .2500
      211,850.38                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1480244                              .2500
      385,000.00                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .0950
            7.0000                         .0000

      1480275                              .2500
      383,735.73                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1480371                              .2500
      349,787.97                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000

      1480404                              .2500
      222,846.53                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1480406                              .2500
       66,351.94                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1480411                              .2500
      535,440.48                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1480418                              .2500
      217,849.98                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000
1



      1480420                              .2500
      263,245.08                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1480423                              .2500
      822,419.14                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1480433                              .2500
      339,041.82                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .0950
            7.0000                         .0000

      1480437                              .2500
      449,666.03                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1480438                              .2500
      294,316.94                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1480442                              .2500
      999,311.80                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1480445                              .2500
      579,580.21                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1480447                              .2500
      306,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000
1



      1480450                              .2500
      227,839.08                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1480453                              .2500
      373,500.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1480459                              .2500
      288,121.50                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1480460                              .2500
      223,595.01                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.3450
            7.0000                         .0000

      1480462                              .2500
      268,487.25                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000

      1480470                              .2500
      192,883.07                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000

      1480474                              .2500
      346,261.54                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1480478                              .2500
      256,400.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000
1



      1480482                              .2500
      175,869.38                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1480484                              .2500
      259,842.49                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000

      1480486                              .2500
       62,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.0950
            7.0000                         .0000

      1480492                              .2500
      234,825.59                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1480494                              .2500
      599,543.45                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .0950
            7.0000                         .0000

      1480495                              .2500
      487,500.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1480497                              .2500
      296,979.43                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1480500                              .2500
      114,920.86                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000
1



      1480502                              .2500
      199,862.36                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1480510                              .2500
      499,655.90                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1480512                              .2500
      321,766.94                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1480513                              .2500
      206,850.17                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1480516                              .2500
      283,794.44                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1480521                              .2500
      218,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1480523                              .2500
      196,817.85                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

      1480524                              .2500
       58,962.38                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000
1



      1480525                              .2500
      320,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1480528                              .2500
      347,748.12                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1480531                              .2500
      140,900.48                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1480533                              .2500
      257,822.44                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1480536                              .2500
       78,644.45                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1480539                              .2500
      280,197.05                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1480553                              .2500
      179,869.72                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1480556                              .2500
      214,955.67                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000
1



      1480557                              .2500
      142,706.58                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1480558                              .2500
       69,951.83                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1480559                              .2500
      108,798.15                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1480562                              .2500
      459,667.07                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1480571                              .2500
      322,500.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .3450
            7.0000                         .0000

      1480573                              .2500
      458,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .5950
            7.0000                         .0000

      1480578                              .2500
      335,750.63                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1480585                              .2500
      531,637.93                           .0800
            7.9300                         .0000
            7.6800                         .0000
            7.6000                          .6000
            7.0000                         .0000
1



      1480586                              .2500
      355,549.87                           .0800
            7.5750                         .0000
            7.3250                         .0000
            7.2450                          .2450
            7.0000                         .0000

      1480588                              .2500
      999,378.44                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1480593                              .2500
      119,910.94                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1480620                              .2500
      107,936.23                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.3450
            7.0000                         .0000

      1480622                              .2500
      172,500.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .1700
            7.0000                         .0000

      1480641                              .2500
      239,717.46                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .0950
            7.0000                         .0000

      1480664                              .2500
       97,384.45                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.3450
            7.0000                         .0000

      1480667                              .2500
      584,171.56                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000
1



      1480715                              .2500
      122,257.84                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1480716                              .2500
      400,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1480764                              .2500
      245,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         1.2200
            7.0000                         .0000

      1480771                              .2500
      209,200.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .8450
            7.0000                         .0000

      1480866                              .2500
      268,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .9700
            7.0000                         .0000

      1480897                              .2500
      350,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000

      1481035                              .2500
      249,467.20                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1481128                              .2500
      240,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .4200
            7.0000                         .0000
1



      1481765                              .2500
      263,154.85                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1481766                              .2500
      223,482.59                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.0450
            7.0000                         .0000

      1481770                              .2500
      488,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1481771                              .2500
       85,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1481777                              .2500
      245,000.00                           .0300
            8.3500                         .0000
            8.1000                         .0000
            8.0700                         1.0700
            7.0000                         .0000

      1481855                              .2500
      280,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .2200
            7.0000                         .0000

      1481867                              .2500
      355,000.00                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .0950
            7.0000                         .0000

      1482009                              .2500
      349,759.13                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000
1



      1482016                              .2500
      287,806.75                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .6700
            7.0000                         .0000

      1482024                              .2500
      305,600.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .4700
            7.0000                         .0000

      1482025                              .2500
      499,681.16                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .9200
            7.0000                         .0000

      1482239                              .2500
      491,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .5450
            7.0000                         .0000

      1482348                              .2500
      367,200.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .7200
            7.0000                         .0000

  TOTAL NUMBER OF LOANS:     1443
  TOTAL BALANCE........:        424,466,573.98


1

  RUN ON     : 03/20/96            RFC DISCLOSURE SYSTEM
RFFSDFIX-01
  AT         : 06.19.41            INITIAL SECURITY FEES
AMORTIZED BALANCE
  SERIES     : RFMSI I 1996-S6      FIXED SUMMARY REPORT
CUTOFF : 03/01/96
  POOL       : 0004198
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM
    TO

- -----------------------------------------------------------------
- --------------
  ORIG RATE                             7.9770            7.3750
  10.2500
  RFC NET RATE                          7.7096            7.1250
  10.0000
  NET MTG RATE(INVSTR RATE)             7.6553            7.0450
   9.9200
  POST SPREAD RATE                      7.0000            7.0000
   7.0000
  SUB SERV FEE                           .2673             .1250
   2.3750
  MSTR SERV FEE                          .0543             .0300
    .0800
  ALL EXP                                .0000             .0000
    .0000
  MISC EXP                               .0000             .0000
    .0000
  SPREAD                                 .6553             .0450
   2.9200
  STRIP                                  .0000             .0000
    .0000







  TOTAL NUMBER OF LOANS:  1443
  TOTAL BALANCE........:     424,466,573.98


                             ***************************
                             *      END OF REPORT      *
                             ***************************


                       EXHIBIT G

           FORM OF SELLER/SERVICER CONTRACT


     This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this _________ day of _______, 19____, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and _____________________ (the "Seller/Servicer," and,
together with Residential Funding, the "parties" and each, individually, a "party").

     WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and
Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

     NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.   Incorporation of Guides by Reference.

     The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential
Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.   Amendments.

     This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.   Representations and Warranties.

     a.   Reciprocal Representations and Warranties.

          The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

          (1)  Each party is duly organized, validly
               existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the
               Guides and under such other agreements.

          (2)  This Contract has been duly authorized,
               executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

          (3)  There is no action, proceeding or
               investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

          (4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

     b. Seller/Servicer's Representations, Warranties and Covenants.

          In addition to the representations,
          warranties and covenants made by the
          Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential
          Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.   Remedies of Residential Funding.

     If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.   Seller/Servicer's Status as Independent
Contractor.

     At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding.
The Seller/Servicer shall, at all times, act as an independent contractor.

6.   Prior Agreements Superseded.

     This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.   Assignment.

     This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding.
Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.   Notices.

     All notices, requests, demands or other
communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:







     Attention:

     Telefacsimile Number:  (___) ___-____

9.   Jurisdiction and Venue.

     Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.  Miscellaneous.

     This Contract, including all documents
incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.
     IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                       SELLER/SERVICER

[Corporate Seal]


                                        (Name of
Seller/Servicer)

By:                           By:
     (Signature)                        (Signature)


                              By:
     (Typed Name)                       (Typed Name)


Title:                        Title:





ATTEST:                       RESIDENTIAL FUNDING
CORPORATION

By:                           By:
     (Signature)                        (Signature)


                              By:
     (Typed Name)                       (Typed Name)


Title:                        Title:
                       EXHIBIT H
             FORMS OF REQUEST FOR RELEASE

DATE:
TO:
RE:       REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one)    Mortgage
Loan Prepaid in Full
                                   Mortgage Loan
Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing
Agreement."


Residential Funding Corporation
Authorized Signature

*******************************************************
*********

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

          Enclosed Documents: [ ] Promissory Note
                              [ ] Primary Insurance
Policy
                              [ ] Mortgage or Deed of
Trust
                              [ ] Assignment(s) of
Mortgage or Deed of Trust
                              [ ] Title Insurance
Policy
                              [ ] Other:



Name

Title

Date
                      EXHIBIT I-1

       FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF       )
               : ss.:
COUNTY OF      )

          [NAME OF OFFICER], being first duly sworn, deposes and says:

          1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage
Pass-Through Certificates, Series 1996-S6, Class R (the
"Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________________] [the United States], on behalf of which he makes this affidavit and agreement.

          2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"),
(ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class [R-I][R-II] Certificates, and
(iii) is acquiring the Class [R-I][R-II] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan
Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

          3.  That the Owner is aware (i) of the tax
that would be imposed on transfers of Class [R-I][R-II]
Certificates to disqualified organizations under the Code, that applies to all transfers of Class
[R-I][R-II] Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class [R-I][R-II]
Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

          4.  That the Owner is aware of the tax
imposed on a "pass-through entity" holding Class
[R-I][R-II] Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

          5. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement
Income Security Act of 1974, as amended ("ERISA"), or
Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other
Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

          6. That the Owner is aware that the Trustee will not register the transfer of any Class [R-I][R-II]
Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          7.  That the Owner has reviewed the
restrictions set forth on the face of the Class
[R-I][R-II] Certificates and the provisions of Section
5.02(f) of the Pooling and Servicing Agreement under which the Class [R-I][R-II] Certificates were issued
(in particular, clause (iii)(A) and (iii)(B) of Section
5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section
5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          8. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class
[R-I][R-II] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

          9.  The Owner's Taxpayer Identification
Number is ______________.

          10.  This affidavit and agreement relates
only to the Class [R-I][R-II] Certificates held by the Owner and not to any other holder of the Class
[R-I][R-II] Certificates. The Owner understands that the liabilities described herein relate only to the Class [R-I][R-II] Certificates.

          11. That no purpose of the Owner relating to the transfer of any of the Class [R-I][R-II]
Certificates by the Owner is or will be to impede the assessment or collection of any tax.

          12.  That the Owner has no present knowledge
or expectation that it will be unable to pay any United
States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class [R-I][R-II]
Certificate that the Owner intends to pay taxes associated with holding such Class [R-I][R-II]
Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class [R-I][R-II] Certificate.

          13.  That the Owner has no present knowledge
or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class [R-I][R-II] Certificates remain outstanding.

          14.  The Owner is a citizen or resident of
the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.
          IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _______________, 199__.

                              [NAME OF OWNER]


                              By:
                              [Name of Officer]
                              [Title of Officer]
[Corporate Seal]

ATTEST:



[Assistant] Secretary



          Personally appeared before me the above-named
[Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

          Subscribed and sworn before me this ____ day of ________________, 199__.




                              NOTARY PUBLIC

                              COUNTY OF
                              STATE OF
                              My Commission expires the
                              ____ day of
                              _______________, 19__.
                      EXHIBIT I-2

            FORM OF TRANSFEROR CERTIFICATE


                             __________________, 19__


Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Attention:  Residential Funding Corporation Series
1996-S6

         Re:  Mortgage Pass-Through Certificates,
              Series 1996-S6, Class [R-I][R-II]

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by _______________________________
(the "Seller") to _______________________________ (the
"Purchaser") of $_____________ Initial Certificate
Principal Balance of Mortgage Pass-Through
Certificates, Series 1996-S6, Class [R-I][R-II] (the
"Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and
Servicing Agreement"), dated as of March 1, 1996 among
Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding
Corporation, as master servicer, and The First National
Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing
Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

         1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

         2.   The Seller understands that the
Purchaser has delivered to the Trustee and the Master
Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as
Exhibit I-1. The Seller does not know or believe that any representation contained therein is false.

         3.   The Seller has at the time of the
transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class [R-I][R-II] Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

         4.   The Seller has no actual knowledge that
the proposed Transferee is not both a United States
Person and a Permitted Transferee.

                                Very truly yours,




                                (Seller)


                                By:
                                Name:
                                Title:
                       EXHIBIT J

        FORM OF INVESTOR REPRESENTATION LETTER

                        ______________, 19__

Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Attention:  Residential Funding Corporation Series
1996-S6

         RE:  Mortgage Pass-Through Certificates,
              Series 1996-S6, [Class A-9] [Class B-]

Ladies and Gentlemen:

         _________________________ (the "Purchaser")
intends to purchase from ___________________________
(the "Seller") $_____________ Initial Certificate
Principal Balance of Mortgage Pass-Through
Certificates, Series 1996-S6, Class __ (the
"Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement"), dated as of March 1, 1996 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding
Corporation, as master servicer, and The First National
Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing
Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

              1.     The Purchaser understands that
         (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the
         "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the
         Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

              2.     The Purchaser is acquiring the
         Certificates for its own account for
         investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

              3.     The Purchaser is (a) a
         substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates,
         (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

              4.     The Purchaser has been furnished
         with, and has had an opportunity to review
         (a) [a copy of the Private Placement
         Memorandum, dated ___________________, 19__,
         relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b]
         [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private
         Placement Memorandum (the "Memorandum")
         relating to the original sale (the "Original
         Sale") of the Certificates by the Company, the Purchaser acknowledges that such
         Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with
         (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

              5.     The Purchaser has not and will
         not nor has it authorized or will it
         authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

              6.     The Purchaser is not an employee
         benefit or other plan subject to the
         prohibited transaction provisions of the
         Employee Retirement Income Security Act of
         1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or any other person
         (including an investment manager, a named fiduciary or a trustee of any such plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan, and understands that registration of transfer of any Certificate to any such plan, or to any person acting on behalf of or purchasing any Certificate with "plan assets" of any such plan, may not be made unless such plan or person delivers an opinion of its counsel, addressed and satisfactory to the Trustee, the Company and the Master Servicer, to the effect that the purchase and holding of a Certificate by, on behalf of, or with "plan assets" of any such plan is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Company, the Master Servicer or the Trustee to any obligation or liability (including obligations or liabilities under ERISA or
         Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing
         Agreement.

              7.     The Purchaser is not a non-United
         States person.

                                Very truly yours,




                                By:

                                Name:

                                Title:

                       EXHIBIT K

       FORM OF TRANSFEROR REPRESENTATION LETTER




                                 , 19


Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Attention: Residential Funding Corporation Series
1996-S6

         Re:  Mortgage Pass-Through Certificates,
              Series 1996-S6, [Class A-9][Class B-]


Ladies and Gentlemen:

         In connection with the sale by
(the "Seller") to                    (the "Purchaser")
of $            Initial Certificate Principal Balance
of Mortgage Pass-Through Certificates, Series 1996-S6,
Class   (the "Certificates"), issued pursuant to the
Pooling and Servicing Agreement (the "Pooling and
Servicing Agreement"), dated as of March 1, 1996 among
Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding
Corporation, as master servicer, and The First National
Bank of Chicago, as trustee (the "Trustee").  The
Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

         Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the
"Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The
Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate.
The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing
Agreement.

                        Very truly yours,



                        (Seller)



                        By:

                        Name:

                        Title:

                       EXHIBIT L

     [FORM OF RULE 144A INVESTMENT REPRESENTATION]


Description of Rule 144A Securities, including numbers:
    _______________________________________________
    _______________________________________________
    _______________________________________________
    _______________________________________________


         The undersigned  seller, as registered holder
(the "Seller"), intends to transfer the Rule 144A
Securities described above to the undersigned buyer
(the "Buyer").

         1.  In connection with such transfer and in
accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A
Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A
Securities under the Securities Act of 1933, as amended
(the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A
Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

         2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master
Servicer (as defined in the Pooling and Servicing
Agreement (the "Agreement"), dated as of March 1, 1996 among Residential Funding Corporation as Master
Servicer, Residential Funding Mortgage Securities I,
Inc. as depositor pursuant to Section 5.02 of the Agreement and The First National Bank of Chicago, as trustee, as follows:

              a.  The Buyer understands that the Rule
    144A Securities have not been registered under the 1933 Act or the securities laws of any state.

              b.  The Buyer considers itself a
    substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

              c.  The Buyer has been furnished with
    all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

              d.  Neither the Buyer nor anyone acting
    on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A
    Securities, any interest in the Rule 144A
    Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A
    Securities, any interest in the Rule 144A
    Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule
    144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A
    Securities a violation of Section 5 of the 1933
    Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

              e.  The Buyer is a "qualified
    institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The
    Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

         [3. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee, Master
Servicer and the Company that either (1) the Buyer is
(A) not an employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security
Act of 1974, as amended ("ERISA")), or a plan (within the meaning of Section 4975(e)(1) of the Internal
Revenue Code of 1986 ("Code")), which (in either case) is subject to ERISA or Section 4975 of the Code (both a "Plan"), and (B) is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with "plan assets" of a Plan, or (2) the Buyer understands that registration of transfer of any Rule 144A Securities to any Plan, or to any Person acting on behalf of or purchasing any such Certificate with "plan assets" of any Plan, may not be made unless such Plan or Person, including the Buyer, delivers an opinion of its counsel, addressed and satisfactory to the Trustee, the Company and the Master Servicer, to the effect that the purchase and holding of the Rule
144A Securities by, on behalf of or with "plan assets" of such Plan is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Company, the Master Servicer or the Trustee to any obligation or liability (including liabilities under ERISA or Section
4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.]

         4.  This document may be executed in one or
more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.




Print Name of Seller               Print Name of Buyer

By:                                By:

  Name:                              Name:
  Title:                             Title:

Taxpayer Identification:       Taxpayer Identification:

No.                                No.


Date:                              Date:





                                   ANNEX 1 TO EXHIBIT L


  QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE
144A

[For Buyers Other Than Registered Investment Companies]

         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

       1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice
President or other executive officer of the Buyer.

       2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis
$______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

  ___  Corporation, etc.  The Buyer is a corporation
       (other than a bank, savings and loan
       association or similar institution),
       Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal
       Revenue Code.

  ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.
  ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least
       $25,000,000 as demonstrated in its latest annual financial statements.

  ___  Broker-Dealer.  The Buyer is a dealer
       registered pursuant to Section 15 of the Securities Exchange Act of 1934.

  ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

  ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

  ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of
       1974.

  ___  Investment Adviser.   The Buyer is an
       investment adviser registered under the
       Investment Advisers Act of 1940.

  ___  SBIC.  The Buyer is a Small Business Investment
       Company licensed by the U.S. Small Business
       Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

  ___ Business Development Company. The Buyer is a business development company as defined in
       Section 202(a)(22) of the Investment Advisers
       Act of 1940.

  ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement
       Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

       3.      The term "securities" as used herein
does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

       4.      For purposes of determining the
aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

       5.      The Buyer acknowledges that it is
familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___  ___ Will the Buyer be purchasing the Rule 144A
  Yes  No  Securities only for the Buyer's own account?

       6.      If the answer to the foregoing question
is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

       7.      The Buyer will notify each of the
parties to which this certification is made of any changes in the information and conclusions herein.
Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.



                         Print Name of Buyer

                         By:

                              Name:
                              Title:

                         Date:

                                   ANNEX 2 TO EXHIBIT L


  QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE
144A

 [For Buyers That Are Registered Investment Companies]


          The undersigned hereby certifies as follows in connection with the Rule 144A Investment
Representation to which this Certification is attached:

           1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice
President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933
("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

          2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least
$100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____      The Buyer owned $___________________ in
          securities (other than the excluded
          securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____      The Buyer is part of a Family of Investment
          Companies which owned in the aggregate
          $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          3.   The term "Family of Investment
Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

          4.   The term "securities" as used herein
does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's
Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations,
(iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

          5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.
In addition, the Buyer will only purchase for the Buyer's own account.

          6.   The undersigned will notify each of the
parties to which this certification is made of any changes in the information and conclusions herein.
Until such notice, the Buyer's purchase of Rule 144A
Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.




                              Print Name of Buyer


                              By:

                                 Name:

                                 Title:


                              IF AN ADVISER:



                              Print Name of Buyer


                              Date:






                       EXHIBIT M

      [TEXT OF AMENDMENT TO POOLING AND SERVICING
     AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                   LIMITED GUARANTY]


                      ARTICLE XII

Subordinate Certificate Loss Coverage; Limited Guaranty

          Section 12.01.  Subordinate Certificate Loss
Coverage; Limited Guaranty.  (a) Subject to subsection
(c) below, prior to the later of the third Business Day prior to each Distribution Date or the related
Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses,
Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to Section 4.02(a), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related
Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section
4.02(a).

          (b)  Subject to subsection (c) below, prior
to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard
Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section
4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B
Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of Section 4.05.
Excess Special Hazard Losses, Excess Fraud Losses,
Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

          (c)  Demands for payments pursuant to this
Section shall be made prior to the later of the third
Business Day prior to each Distribution Date or the
related Determination Date by the Master Servicer with
written notice thereof to the Trustee.  The maximum
amount that Residential Funding shall be required to
pay pursuant to this Section on any Distribution Date
(the "Amount Available") shall be equal to the lesser
of (X)                  minus the sum of (i) all
previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate
Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to Section
12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

          (d)  The Trustee will promptly notify General
Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty
(the "Limited Guaranty"), executed by General Motors
Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount
Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution
Date for such month, with a copy to the Master
Servicer.

          (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B
Certificateholders.

          (f)  The Company shall have the option, in
its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate
Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains
(subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section
860(G)(d)(1) of the Code or (b) either REMIC I or REMIC
II to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute
Limited Guaranty or Subordinate Certificate Loss
Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate
Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate
Loss Obligation (if not supported by the Limited
Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General
Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors
Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of
(a) the then-current rating assigned to the Class B
Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited
Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

          Section 12.02.  Amendments Relating to the
Limited Guaranty.  Notwithstanding Sections 11.01 or
12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited
Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master
Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master
Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class
B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless
(A) the Holder of 100% of the Class B Certificates is
Residential Funding or an Affiliate of Residential
Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section
11.01(e) and, provided further that the Company obtains
(subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited
Guaranty or the Subordinate Certificate Loss
Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust
Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section
860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding.
A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.
                       EXHIBIT N

              [FORM OF LIMITED GUARANTY]

                   LIMITED GUARANTY

    RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

          Mortgage Pass-Through Certificates
                    Series 1996-S6



 , 199__


The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Attention:  Residential Funding Corporation Series
1996-S6

Ladies and Gentlemen:

          WHEREAS, Residential Funding Corporation, a
Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors
Acceptance Corporation, a New York corporation
("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of March 1, 1996 (the
"Servicing Agreement"), among Residential Funding
Mortgage Securities I, Inc. (the "Company"),
Residential Funding and The First National Bank of
Chicago (the "Trustee") as amended by Amendment No. ___ thereto, dated as of ________, with respect to the Mortgage Pass-Through Certificates, Series 1996-S6 (the
"Certificates"); and

          WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

          WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential
Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

          NOW THEREFORE, in consideration of the
premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

          1.   Provision of Funds.  (a) GMAC agrees to
contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related
Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate
Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section 12.01 of the Servicing
Agreement.

          (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential
Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing
Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

          2.   Waiver.  GMAC hereby waives any failure
or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

          3.   Modification, Amendment and Termination.
This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

          4.   Successor.  Except as otherwise
expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

          5.   Governing Law.  This Limited Guaranty
shall be governed by the laws of the State of New York.

          6.   Authorization and Reliance.  GMAC
understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

          7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

          8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, GMAC has caused this
Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                              GENERAL MOTORS ACCEPTANCE
                              CORPORATION


                              By:
                              Name:
                              Title:


Acknowledged by:

THE FIRST NATIONAL BANK OF CHICAGO,
  as Trustee


By:
Name:
Title:


RESIDENTIAL FUNDING MORTGAGE
  SECURITIES I, INC.


By:
Name:
Title:
                       EXHIBIT O

FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE
LOAN


                                   __________________,
19____

Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Attention:  Residential Funding Corporation Series
1996-S6

          Re:  Mortgage Pass-Through Certificates,
               Series 1996-S6 Assignment of Mortgage
               Loan


Ladies and Gentlemen:

          This letter is delivered to you in connection with the assignment by _________________ (the
"Trustee") to _______________________ (the "Lender") of
_______________ (the "Mortgage Loan") pursuant to
Section 3.13(d) of the Pooling and Servicing Agreement
(the "Pooling and Servicing Agreement"), dated as of March 1, 1996 among Residential Funding Mortgage
Securities I, Inc., as seller (the "Company"),
Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

       (i)     the Mortgage Loan is secured by
Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

      (ii)     the substance of the assignment is, and
is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

     (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

      (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                              Very truly yours,




                              (Lender)

                              By:

                              Name:

                              Title:


                       EXHIBIT P

TARGETED PRINCIPAL BALANCES

  For information on the Planned Principal Balances, see Prospectus dated March 22, 1996 to the Prospectus dated January 23, 1996 for Residential Funding Mortgage
Securities I, Inc., Pass-Through Certificates Series
1996-S6.  See pages S-29 through S-31.